Due to size constraints, this filing is being made in two related submissions.  This submission is the second of the two related submissions.  The accession number of the previous related submission is as follows:  0000898745-14-001315

CLASS A, B, C, & P SHARES

Principal Funds: Equity & Fixed-Income Funds

Annual Report

October 31, 2014

Letter from the President	1
Economic & Financial Market Review	3
Bond & Mortgage Securities Fund	4
California Municipal Fund	6
Diversified International Fund	8
Equity Income Fund	10
Global Diversified Income Fund	12
Global Real Estate Securities Fund	14
Government & High Quality Bond Fund	16
High Yield Fund	18
High Yield Fund I	20
Income Fund	22
Inflation Protection Fund	24
International Emerging Markets Fund	26
International Fund I	28
LargeCap Growth Fund	30
LargeCap Growth Fund I	32
LargeCap S&P 500 Index Fund	34
LargeCap Value Fund	36
MidCap Fund	38
MidCap Value Fund III	40
Principal Capital Appreciation Fund	42
Real Estate Securities Fund	44
Short-Term Income Fund	46
SmallCap Blend Fund	48
SmallCap Value Fund II	50
Tax-Exempt Bond Fund	52
Financial Statements	54
Notes to Financial Statements	98
Schedules of Investments	131
Financial Highlights (Includes performance information)	282
Report of Independent Registered Public Accounting Firm	314
Shareholder Expense Example	315
Supplemental Information	318

GLOBAL INVESTMENT MANAGEMENT •ASSET ALLOCATION EXPERTISE •RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

Dear Shareholder,

Major changes have been under way for most of 2014. Perhaps the largest economic change has been the phase-out of quantitative easing by the U.S. Federal Reserve (the Fed), removing monetary stimulus from the economy by bringing its asset purchase program to a close. Global markets have been shaken throughout the year by a seemingly endless string of geopolitical pressures including tensions in the Ukraine, the ongoing ISIS war, and the Ebola crisis in Africa. These events have had a relatively minor impact on global economics, but they have been unsettling for investors.

One beneficiary of this uncertainty has been the U.S., which again is viewed as a safe haven in an uncertain world. The year began with speculation about rapidly rising interest rates; however, interest rates went the opposite direction, falling to 2.34% on October 31, 2014.1 Inflationary pressures have been absent and the Consumer Price Index (CPI) rate has remained fairly stable at 1.7% through September.2 Unemployment hit a post-recession low of 5.9% in October.1 The Fed continues to monitor inflation and unemployment as it contemplates raising short-term interest rates.

The Eurozone has seen slow growth for the past 12 months, causing the European Central Bank to ease monetary policy. The same story is playing out in Japan, and to a lesser degree in China, where soft economies have paved the way for easier monetary policies. This has contributed to a significant rally in the value of the U.S. dollar of 6.2% since the end of June.3 A rising dollar means, among other things, that goods imported to the U.S. are less expensive.

Because markets tend to fluctuate, we believe the most prudent approach for investing your portfolio is to select an allocation that is broadly diversified both across and within asset classes.4 We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our asset allocation funds (which are already broadly diversified).

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

1 St. Louis Federal Reserve.
[2] Bureau of Labor Statistics.
[3] Factset.
[4] Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

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Economic & Financial Market Review

Investors have experienced some unsettling factors during the 12-month period that ended October 31, 2014 including geopolitical pressures, cautionary events around the world, and the phase-out of quantitative easing in the United States. One beneficiary to this global uncertainty has been that the U.S. is again viewed as an economic safe haven in an uncertain world.

In the U.S., the Federal Reserve (the Fed) has undergone a gradual tapering of its bond purchases from a high of $85 billion per month to zero as of October 2014. Although the year began with speculation about rapidly rising interest rates as a result of the Fed removing monetary stimulus from the economy, the markets have reacted oppositely. Interest rates have fallen from a high of 3.04% at year-end to 2.34% on October 31.1

Part of the reason for the fall in rates has been the absence of inflationary pressures in the United States. The lack of inflation also has its roots in the slowdown in growth internationally. Eurozone growth has fallen to 0.1% and inflation is running at 0.4%.2 This has been a significant concern for the European Central Bank, which has eased monetary policy twice in the past six months, and is considering its own quantitative easing facility. One result has been that the dollar has rallied 6.2% since the end of June, resulting in importing deflation, as the goods purchased overseas come at a cheaper price.3 Soft economies in Japan and China have paved the way for easier monetary policies in those countries.

One interesting side effect of this is the divergence between unemployment and the level of inflation. While inflation has remained stable, unemployment has hit a post-recession low of 5.9% in October.[1] These factors have important ramifications for future policy as the Fed has a duel mandate of maximum employment and low inflation.

Aside from the impact of Fed policy, the U.S. has been able to show steady growth. Third quarter gross domestic product (GDP) was reported to rise at a 3.5% annualized pace. This came on the heels of a second quarter pace of 4.6% for GDP.4 Primary drivers of the pace of the expansion were increases in personal consumption and business investment. Both the University of Michigan’s Consumer Sentiment Index and the Purchasing Manager’s Index (PMI) hint at continued expansion. The University of Michigan’s survey showed that consumers are at their most confident in seven years, and while off its highs the PMI also shows continued strength, especially in new orders, which expanded for the 16th consecutive month.

1St. Louis Federal Reserve.
2Eurostat.
3Factset.
4Commerce Department.

Bond & Mortgage Securities Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

The Principal Bond & Mortgage Securities Fund outperformed the Barclays Capital Aggregate Index, driven by positive security selection and sector allocation. An out of index allocation to below investment grade corporate bonds, as well as security selection within mortgage-backed securities (MBS), investment grade corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) contributed. Underweight positions to U.S. Treasury securities and agencies, along with over weights to investment grade corporate bonds and CMBS contributed to performance. Duration positioning detracted, as the portfolio was short duration relative to the index during times of declining interest rates. Yield curve positioning also detracted, with underperformance driven by underweights at the five and twenty-year key rate duration points. Security selection within emerging markets and U.S. Treasury securities, as well as an underweight to MBS, detracted. Derivatives were used during the year to tactically hedge exposures, primarily in emerging market securities and below investment grade corporate bonds. These positions helped mitigate losses during periods of increased volatility and spread widening.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.02%	5.54%	3.81%	6/28/05	12/6/00
	Including Sales Charge	0.13%	4.73%	3.42%
Class B Shares	Excluding Sales Charge	3.17%	4.84%	3.24%	6/28/05	12/6/00
	Including Sales Charge	-1.83%	4.51%	3.24%
Class C Shares	Excluding Sales Charge	3.12%	4.68%	2.97%	1/16/07	12/6/00
	Including Sales Charge	2.12%	4.68%	2.97%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.02%	0.88%
Class B Shares	2.90%	1.60%
Class C Shares	2.03%	1.75%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 0.33% (1-year); 4.88% (5-year); 3.40% (10-year)
Class B Shares: -1.39% (1-year); 4.65% (5-year); 3.22% (10-year)
Class C Shares: 2.37% (1-year); 4.82% (5-year); 2.95% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

California Municipal Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Overweight to general obligation paper, which has benefited from the state's rebound and ratings upgrade, contributed to Fund performance. The essential services sector also contributed to performance. The carry trade also continued to prosper with the large disparity between the back and front end of the curve. Not being long duration detracted from Fund performance. The lack of additional risk in the portfolio hindered returns. Underweight to tobacco also detracted from performance.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	12.28%	6.53%	3.94%
	Including Sales Charge	8.07%	5.73%	3.55%
Class B Shares	Excluding Sales Charge	11.11%	5.47%	3.24%
	Including Sales Charge	6.11%	5.15%	3.24%
Class C Shares	Excluding Sales Charge	11.15%	5.52%	3.03%
	Including Sales Charge	10.15%	5.52%	3.03%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.81%	0.81%
Class B Shares	3.81%	1.86%
Class C Shares	1.84%	1.84%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 8.29% (1-year); 4.96% (5-year); 3.59% (10-year)
Class B Shares: 6.38% (1-year); 4.39% (5-year); 3.29% (10-year)
Class C Shares: 10.36% (1-year); 4.77% (5-year); 3.07% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Diversified International Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in Canada contributed, led by Alimentation Couche-Tard due to better than expected first-quarter earnings per share (EPS) and an unexpected increase in the quarterly dividend as a result of better than expected fuel margins and strong gross margins in Europe. Shire Pharmaceutical contributed due to better than expected third-quarter EPS as a result of existing product sales growth and efficiencies from cost restructuring. Overweight to Coloplast in the health care sector contributed due to strong fourth-quarter EPS results, driven by lower expenses. Stock selection in Japan detracted. Exposure to the financial group, Orix, detracted as a result of geopolitical risks and global risk aversion weighing on the stock. Exposure to Greece detracted, driven by an overweight to Alpha Bank, which underperformed amid political concerns and concerns about the pace of the European recovery. Stock selection in Hong Kong also detracted from performance, led by Sands China, which underperformed as Macau VIP and mass travel slowed and has negatively impacted industry revenue.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	2.94%	7.94%	6.54%	6/28/05	12/6/00
	Including Sales Charge	-2.75%	6.74%	5.94%
Class B Shares	Excluding Sales Charge	1.84%	6.77%	5.71%	6/28/05	12/6/00
	Including Sales Charge	-3.16%	6.46%	5.71%
Class C Shares	Excluding Sales Charge	2.10%	7.24%	5.85%	1/16/07	12/6/00
	Including Sales Charge	1.10%	7.24%	5.85%
Class P Shares	Excluding Sales Charge	3.25%	8.25%	6.68%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.40%	1.40%
Class B Shares	2.95%	2.47%
Class C Shares	2.35%	2.08%
Class P Shares	2.29%	1.04%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 1.22% (1-year); 6.20% (5-year); 6.24% (10-year)
Class B Shares: 0.98% (1-year); 5.95% (5-year); 6.01% (10-year)
Class C Shares: 5.36% (1-year); 6.73% (5-year); 6.16% (10-year)
Class P Shares: 7.47% (1-year); 7.74% (5-year); 6.99% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Fund’s primary benchmark changed from the MSCI EAFE NTDR D Index to the MSCI ACWI Ex-U.S. Index because the MSCI ACWI Ex-U.S. Index more closely aligns with the Fund’s investments in developed and emerging markets than the MSCI EAFE NDTR D Index.

Equity Income Fund

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to Lockheed Martin, a defense company, continued to outpace the broader Industrial sector, aiding performance. Selection within and allocation to the financial sector aided performance, led by Digital Realty Trust. Allocation to Kroger Co., a consumer staples company, aided results as it gained momentum after beating earnings expectations. Selection within the consumer discretionary sector hindered performance, led by Mattel, Inc., which underperformed due to continued disappointing sales in the doll category and concerns about growth in the toy industry. Within the information technology sector, underweight to Intel detracted from performance as the company outperformed. Allocation to GlaxoSmithKline within the health care sector underperformed due to concerns over patent expirations and a soft near-term new product pipeline.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	15.66%	15.54%	8.21%	5/31/39	-
	Including Sales Charge	9.29%	14.24%	7.59%
Class B Shares	Excluding Sales Charge	14.74%	14.52%	7.44%	3/30/94	5/31/39
	Including Sales Charge	9.74%	14.29%	7.44%
Class C Shares	Excluding Sales Charge	14.79%	14.69%	7.40%	3/1/02	5/31/39
	Including Sales Charge	13.79%	14.69%	7.40%
Class P Shares	Excluding Sales Charge	15.99%	15.81%	8.33%	9/27/10	5/31/39

Total Investment Expense as shown in the 3/1/14 prospectus
Gross/Net Expense Ratio
Class A Shares	0.93%
Class B Shares	1.82%
Class C Shares	1.66%
Class P Shares	0.63%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 10.33% (1-year); 13.30% (5-year); 7.47% (10-year)
Class B Shares: 10.83% (1-year); 13.35% (5-year); 7.31% (10-year)
Class C Shares: 14.87% (1-year); 13.75% (5-year); 7.27% (10-year)
Class P Shares: 17.09% (1-year); 14.84% (5-year); 8.20% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Global Diversified Income Fund

Portfolio Managers:

Colonial First State Asset Management, LTD Guggenheim Investment Management, LLC

Principal Global Investors, LLC Principal Real Estate Investors, LLC

Spectrum Asset Management, Inc. Tortoise Capital Advisors, LLC

DDJ Capital Management, LLC Post Advisory Group, LLC Principal Management Corp. Reaves Asset Management Stone Harbor Investment Partners

What contributed to or detracted from Fund performance during the fiscal year?

From an asset allocation perspective, an overweight to the master limited partnerships (MLPs) (sleeve managed by Tortoise Capital Advisors) contributed the most. An underweight to high yield (sleeves managed by DDJ Capital Management and Guggenheim Investment Management) also contributed. From a manager perspective, outperformance by the commercial mortgage-backed securities (CMBS) sleeve (managed by Principal Global Investors) contributed the most due to positive security selection driven by Junior AAA (AJ) classes and legacy credit. Outperformance by the high yield sleeves and infrastructure sleeves (managed by Colonial First State Asset Management and Reaves Asset Management) also aided performance. From an asset allocation perspective, underweight to global value equity (managed by Principal Global Investors) and commercial mortgage-backed securities (CMBS) detracted. From a manager perspective, the emerging market debt sleeve (managed by Stone Harbor Investment Partners) was the only sleeve that detracted, led by an overweight to Venezuela.

Value of a $10,000 Investment* December 15, 2008 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	Since Inception		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	8.18%	10.70%	14.75%	12/15/08	-
	Including Sales Charge	4.16%	9.85%	14.00%
Class C Shares	Excluding Sales Charge	7.27%	9.88%	13.87%	12/15/08	-
	Including Sales Charge	6.27%	9.88%	13.87%
Class P Shares	Excluding Sales Charge	8.43%	10.91%	14.88%	9/27/10	12/15/08

Total Investment Expense as shown in the 3/1/14 prospectus
			Gross/Net Expense Ratio
Class A Shares				1.15%
Class C Shares				1.91%
Class P Shares				0.89%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 6.24% (1-year); 9.76% (5-year); 14.11% (since inception)
Class C Shares: 8.51% (1-year); 9.79% (5-year); 14.00% (since inception)
Class P Shares: 10.63% (1-year); 10.81% (5-year); 15.00% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark is calculated from 12/31/08 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Global Diversified Income Custom Index is composed of 26% Barclays U.S. Corporate High Yield 2% Issuer Capped Index; 20% blend of 75% J.P. Morgan EMBI Global Diversified Index and 25% BofA Merrill Lynch European Currency Non-Financial High Yield 2% Constrained Index; 17% Barclays Investment Grade CMBS Index; 12% blend of 85% MSCI All Country World Value Index NR and 15% MSCI ACWI Value SMID Index NR; 11% blend of 59% S&P Global Infrastructure Index and 41% blend of 10% S&P 500 Energy Index, 25% S&P 500 Telecom Services Index, and 65% S&P 500 Utilities Index; 5% blend of 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index and 50% BofA Merrill Lynch U.S. Capital Securities Index; 5% Tortoise Midstream MLP Index; and 4% FTSE EPRA/NAREIT Developed Index.

Global Real Estate Securities Fund

Portfolio Manager:

Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

A large overweight to Pebblebrook Hotels contributed due to the majority of the company's hotel assets being located in thriving U.S. West Coast markets as well as the completion of successful acquisitions. Stock selection within Japan was a top contributor, led by lack of allocation to Sumitomo Realty and Development, whose relatively higher leverage makes it more sensitive to inflation expectations than peers. An overweight to U.S. mall owner Simon Property Group contributed as it delivered robust internal growth resulting from rising occupancy levels and solid lease spreads. Unfavorable stock selection within France detracted, led by an overweight position in Icade, a French diversified property owner. Overweights to Klepierre and Accor also detracted. Overweight to Agile Property Holdings detracted due to investor concerns on its high gearing, slow cash collection and sluggish sales amidst weaker sentiment for the Chinese developers. Underweight to Digital Realty Trust detracted.

Value of a $10,000 Investment* October 1, 2007 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	Since Inception		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	11.07%	13.79%	2.22%	10/1/07	-
	Including Sales Charge	5.00%	12.51%	1.41%
Class C Shares	Excluding Sales Charge	10.08%	12.91%	1.34%	10/1/07	-
	Including Sales Charge	9.08%	12.91%	1.34%
Class P Shares	Excluding Sales Charge	11.33%	15.13%	3.06%	12/29/10	10/1/07

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.37%	1.37%
Class C Shares	2.27%	2.20%
Class P Shares	1.12%	1.08%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 0.53% (1-year); 10.39% (5-year); 0.43% (since inception)
Class C Shares: 4.55% (1-year); 10.79% (5-year); 0.37% (since inception)
Class P Shares: 6.66% (1-year); 12.97% (5-year); 2.09% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 9/30/07 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Government & High Quality Bond Fund

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

An out-of benchmark allocation to non-agency collateralized mortgage obligations (CMOs) contributed to performance. Issue selection in Fannie Mae (FNMA) and Ginnie Mae (GNMA) securities contributed significantly to performance. An out-of benchmark allocation to asset backed securities (ABS) contributed to performance. Issue selection in Freddie Mac securities was the largest detractor to performance. An out-of benchmark allocation to agency commercial mortgage backed securities detracted from performance. An out-of-benchmark allocation to U.S Treasury securities also hindered performance.

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	3.39%	3.72%	4.15%	5/4/84	-
	Including Sales Charge	1.09%	3.25%	3.91%
Class B Shares	Excluding Sales Charge	2.51%	2.84%	3.51%	3/30/94	5/4/84
	Including Sales Charge	-2.49%	2.48%	3.51%
Class C Shares	Excluding Sales Charge	2.52%	2.87%	3.36%	3/1/02	5/4/84
	Including Sales Charge	1.52%	2.87%	3.36%
Class P Shares	Excluding Sales Charge	3.47%	3.83%	4.21%	9/27/10	5/4/84

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.89%	0.89%
Class B Shares	2.11%	1.65%
Class C Shares	1.63%	1.63%
Class P Shares	0.70%	0.70%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 0.96% (1-year); 3.25% (5-year); 3.91% (10-year)
Class B Shares: -2.59% (1-year); 2.49% (5-year); 3.50% (10-year)
Class C Shares: 1.42% (1-year); 2.88% (5-year); 3.36% (10-year)
Class P Shares: 3.36% (1-year); 3.85% (5-year); 4.21% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

High Yield Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Underweight to Caesars Entertainment and an overweight to the first lien debt of the corporation contributed the most to performance. Overweight to Jazz Technologies, a semiconductor company, also contributed due to the security price moving higher following a facility joint venture with Panasonic. Exposure to ArcelorMittal, a global steel producer that continues to work on improving its balance sheet, also contributed to performance. The largest detractor was exposure to NII Holdings Inc., a Latin American wireless company which suffered from several operational missteps and is currently in debt restructuring. Midwest Vanadium Pty Ltd, a vanadium mining company currently going through restructuring, also hindered performance. Overweight to the oil field service sector detracted from performance as a result of oil prices trading off fairly rapidly over the last couple of months.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	5.32%	9.50%	8.44%	4/8/98	-
	Including Sales Charge	1.37%	8.65%	8.03%
Class B Shares	Excluding Sales Charge	4.34%	8.57%	7.72%	5/5/98	4/8/98
	Including Sales Charge	-0.51%	8.28%	7.72%
Class C Shares	Excluding Sales Charge	4.42%	8.68%	7.62%	3/1/02	4/8/98
	Including Sales Charge	3.45%	8.68%	7.62%
Class P Shares	Excluding Sales Charge	5.62%	9.81%	8.59%	9/27/10	4/8/98

Total Investment Expense as shown in the 3/1/14 prospectus
Gross/Net Expense Ratio
Class A Shares	0.92%
Class B Shares	1.76%
Class C Shares	1.63%
Class P Shares	0.67%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 2.61% (1-year); 8.56% (5-year); 8.15% (10-year)
Class B Shares: 0.62% (1-year); 8.22% (5-year); 7.84% (10-year)
Class C Shares: 4.79% (1-year); 8.64% (5-year); 7.76% (10-year)
Class P Shares: 6.75% (1-year); 9.72% (5-year); 8.72% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

High Yield Fund I

Portfolio Managers:

J.	P. Morgan Investment Management, Inc. Neuberger Berman Fixed Income, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Security selection within the industrials sector, led by selection within the consumer cyclical and technology industries, benefited performance relative to the Barclays U.S. High Yield 2% Issuer Capped Index. Selection within the gaming sub-sector was the most beneficial given exposure to and timely exit from Caesar's Entertainment bonds. Additionally, an overweight position to and selection within First Data Corporation bonds (technology sector) contributed. Issue selection within the communications sector also aided results, led by wireless providers, Deutsche Telekom and SoftBank Corporation, as well as wirelines providers, CenturyLink and Level 3 Communications. Exposure to preferred securities issued by Ally Financial aided results, as did security selection within the independent energy sub-sector. Security selection within the electric utility and metals & mining sub-sectors were a drag on results. Exposure to several coal producers, specifically Arch Coal, Inc. and an overweight to Alpha Natural Resources, Inc. hindered results as these companies were impacted by slowing global demand growth and lower international coal prices. Furthermore, an out-of-index position in Latin American wireless service provider NII Holdings, Inc. hindered results. Additionally, positions in Claire's Inc. and Gymboree (retailers) detracted from performance. Allocation to bank loans negatively impacted results as several issuers underperformed relative to the traditional high yield debt in the index.

Value of a $10,000 Investment* December 29, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
				Inception	Extended
1-Year		5-Year	Since Inception		Performance
				Date	Inception Date
Class A Shares Excluding Sales Charge	4.56%	9.37%	7.69%	3/1/13	12/29/04
Including Sales Charge	0.63%	8.53%	7.27%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		3.41%		1.05%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 1.96% (1-year); 8.59% (5-year); 7.20% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 12/31/04 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Income Fund

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Overweight to investment grade corporate bonds was the largest contributor to performance as corporate bonds were one of the best performing sectors. Overweight to and issue selection in high yield corporate bonds also contributed to performance. Underweight to U.S. Treasuries aided performance as they were one of the worst performing asset classes in fixed income. Allocation to asset backed securities detracted from performance. Lack of allocation to municipal bonds detracted from performance as this sector outperformed the benchmark. Lack of allocation to sovereign bonds also detracted from performance as this sector outperformed the benchmark.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.77%	5.66%	5.47%	12/15/75	-
	Including Sales Charge	2.43%	5.19%	5.22%
Class B Shares	Excluding Sales Charge	3.66%	4.68%	4.80%	3/30/94	12/15/75
	Including Sales Charge	-1.34%	4.35%	4.80%
Class C Shares	Excluding Sales Charge	3.90%	4.83%	4.67%	3/1/02	12/15/75
	Including Sales Charge	2.90%	4.83%	4.67%
Class P Shares	Excluding Sales Charge	4.94%	5.82%	5.54%	9/27/10	12/15/75

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.89%	0.89%
Class B Shares	1.94%	1.90%
Class C Shares	1.67%	1.67%
Class P Shares	0.69%	0.69%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 2.75% (1-year); 5.21% (5-year); 5.24% (10-year)
Class B Shares: -0.98% (1-year); 4.38% (5-year); 4.82% (10-year)
Class C Shares: 3.23% (1-year); 4.86% (5-year); 4.69% (10-year)
Class P Shares: 5.29% (1-year); 5.84% (5-year); 5.56% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Inflation Protection Fund

Portfolio Manager:

BlackRock Financial Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

U.S. real curve (the real curve reflects real rates: nominal minus inflation equals real) and duration positioning were main contributors, as the portfolio maintained an overweight bias toward longer-dated U.S. Treasury Inflation-Protected Securities (TIPS). In the non-U.S. dollar (USD) space, allocation to Italian inflation-linked bonds and short Euro(EUR)/USD positioning were the primary contributors to active performance. The portfolio's New Zealand (outright) and Australia (vs. U.S.) real rate allocation was also a modest contributor. Short U.S. nominal duration and long U.S. breakeven positioning were the primary detractors. In the non-USD space, the portfolio's German inflation-linked bond position and Japanese positioning were modest detractors. Derivatives are viewed/utilized holistically within our aggregate risk positions. They are used primarily to hedge inflation, interest rate, and currency risk.

Value of a $10,000 Investment* December 29, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	Since Inception		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	1.07%	3.84%	1.35%	6/28/05	12/29/04
	Including Sales Charge	-2.74%	3.04%	0.95%
Class C Shares	Excluding Sales Charge	0.25%	3.03%	0.56%	1/16/07	12/29/04
	Including Sales Charge	-0.73%	3.03%	0.56%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.92%	0.90%
Class C Shares	1.90%	1.65%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: -2.87% (1-year); 3.20% (5-year); 0.90% (since inception)
Class C Shares: -0.86% (1-year); 3.19% (5-year); 0.52% (since inception)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark is calculated from 12/31/04 and assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

International Emerging Markets Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in Asia was the strongest contributor, led by gains in Malaysia, Taiwan, and India. The traditionally less volatile Malaysian market provided an opportunity to hold overweight positions in Tenaga Nasional and Telekom Malaysia, both of which provided positive relative returns. In Latin America, Brazil contributed as volatility leading up to Dilma Rousseff's re-election and the 2014 World Cup provided an interesting investment landscape. Stock selection in Brazil was a key contributor, as perennial outperformer Kroton Educacional, Brazil's largest education company, doubled. Challenges in China, Thailand, and Indonesia detracted from performance. Timing in Chinese financials proved challenging as positions in Ping An Insurance and Country Garden Holdings were responsible for most of the underperformance in the sector as the property market in China cooled. Europe, the Middle East and Africa (EMEA) detracted. Greek banks such as National Bank of Greece and Piraeus Bank detracted from relative performance as asset quality concerns grew. In addition to the conflict between Russia and Ukraine, Russia detracted due to its largest export, oil, continued price declines amid over supply and the Organization of Petroleum Exporting Countries (OPEC) inconsistencies.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	-0.18%	4.30%	9.80%	6/28/05	12/6/00
	Including Sales Charge	-5.66%	3.12%	9.18%
Class B Shares	Excluding Sales Charge	-1.22%	3.25%	8.89%	6/28/05	12/6/00
	Including Sales Charge	-6.16%	2.90%	8.89%
Class C Shares	Excluding Sales Charge	-1.16%	3.31%	8.85%	1/16/07	12/6/00
	Including Sales Charge	-2.14%	3.31%	8.85%
Class P Shares	Excluding Sales Charge	0.20%	4.67%	10.05%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.82%	1.78%
Class B Shares	3.20%	2.78%
Class C Shares	2.81%	2.80%
Class P Shares	2.01%	1.38%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: -2.42% (1-year); 2.35% (5-year); 9.39% (10-year)
Class B Shares: -2.71% (1-year); 2.12% (5-year); 9.09% (10-year)
Class C Shares: 1.29% (1-year); 2.54% (5-year); 9.06% (10-year)
Class P Shares: 3.68% (1-year); 3.87% (5-year); 10.26% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

International Fund I

Portfolio Manager:

Origin Asset Management, LLP

What contributed to or detracted from Fund performance during the fiscal year?

Selection within the health care sector was a large contributor to relative performance, led by pharmaceuticals and biotechnology stocks. An overweight to and selection within the information technology sector also contributed to relative performance. Selection was positive in Japan and the UK, and an overweight to Western Europe boosted returns. Weak stock selection within industrials detracted from performance. Selection within Eastern Europe and Central Asia detracted from relative performance. Underweight to India was a large detractor, as the country had strong returns. Stock selection within Russia and South Africa detracted from performance.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/16. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	5.92%	7.11%	5.46%	6/3/14	12/29/03
	Including Sales Charge	0.09%	5.90%	4.87%
Class P Shares	Excluding Sales Charge	6.30%	7.49%	5.83%	6/3/14	12/29/03

Total Investment Expense as shown in the 6/3/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.58%	1.45%
Class P Shares	1.20%	1.09%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 1.91% (1-year); 5.00% (5-year); 5.03% (10-year)
Class P Shares: 8.23% (1-year); 6.59% (5-year); 5.99% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Net asset value is not adjusted for sales charge.

*** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Fund’s primary benchmark changed from the MSCI EAFE NDTR D Index to the MSCI ACWI Ex-U.S. Index because the MSCI ACWI Ex-U.S. Index more closely aligns with the Fund’s investments in developed and emerging markets than the MSCI EAFE NDTR D Index.

LargeCap Growth Fund

Portfolio Manager:

Columbus Circle Investors

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the health care sector contributed to performance, led by Gilead, which outperformed based on strong prescription data for newly launched hepatitis-c drug Sovaldi. Allocation to Acatavis also contributed due to acquisition synergies derived from recent purchases of Warner Chilcott and Forest Laboratories. Delta Airlines aided performance as it generated strong profit margins as part of its continued turnaround, and price increases based on industry consolidation and route optimization. Allocation to Pioneer Natural detracted from performance due to weakness from sharply declining energy prices and a temporary pause in production. Allocation to Starbucks also hindered performance based on a temporary slowdown in comparable store sales due largely to adverse weather early in the year. Allocation to the Las Vegas Sands Macau detracted, as a result of anti-corruption policies, a slowing macroeconomic backdrop, lack of compelling new properties, select Visa travel restrictions, and lower spend per visitor.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	14.61%	15.57%	8.14%	6/28/05	12/6/00
	Including Sales Charge	8.35%	14.29%	7.53%
Class B Shares	Excluding Sales Charge	13.27%	14.33%	7.26%	6/28/05	12/6/00
	Including Sales Charge	8.27%	14.10%	7.26%
Class C Shares	Excluding Sales Charge	13.62%	14.61%	7.24%	1/16/07	12/6/00
	Including Sales Charge	12.62%	14.61%	7.24%
Class P Shares	Excluding Sales Charge	14.88%	16.10%	8.42%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.19%	1.19%
Class B Shares	2.46%	2.25%
Class C Shares	2.05%	2.05%
Class P Shares	0.90%	0.83%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 10.37% (1-year); 13.11% (5-year); 7.52% (10-year)
Class B Shares: 10.42% (1-year); 12.96% (5-year); 7.23% (10-year)
Class C Shares: 14.86% (1-year); 13.48% (5-year); 7.23% (10-year)
Class P Shares: 17.13% (1-year); 14.97% (5-year); 8.41% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap Growth Fund I

Portfolio Managers:

Brown Advisory, LLC
Principal Management Corp.
T. Rowe Price Associates, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection in the financial sector contributed to performance, led by an overweight to Charles Schwab. Sector positioning relative to the index also added value, particularly an average 3% overweight to the health care sector. Principal LargeCap Growth Fund I's higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 3-month period) compared to the index, contributed to performance. Stock selection overall detracted from performance, led by selection in the consumer discretionary sector. Selection in the industrials sector detracted from returns due to an overweight to Precision Cast parts Corporation. On average, Principal LargeCap Growth Fund I had a lower dividend yield (a comparison of dividends paid relative to share price, in the absence of capital gains, the dividend yield is the return on investment) than the index which detracted from relative returns.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15; 2/28/16 for Class P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	12.70%	16.91%	8.92%	3/1/13	12/6/00
	Including Sales Charge	6.50%	15.59%	8.31%
Class P Shares	Excluding Sales Charge	13.11%	17.43%	9.42%	6/3/14	12/6/00

Total Investment Expense as shown in the 3/1/14 prospectus; 6/3/14 for Class P
Gross Expense Ratio		Net Expense Ratio
Class A Shares	6.88%	1.25%
Class P Shares	0.87%	0.79%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 7.67% (1-year); 14.38% (5-year); 8.21% (10-year)
Class P Shares: 14.55% (1-year); 16.23% (5-year); 9.32% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap S&P 500 Index Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Performance was in line with the S&P 500 Index. All ten of the economic sectors posted positive returns with the health care and information technology sectors providing the largest positive returns. Southwest Airlines, Allergan, and Forest Laboratories contributed to portfolio performance. The energy and telecommunication services sectors recorded the worst returns during the period. Avon Products, Whole Foods Market, and Peabody Energy detracted from portfolio performance.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 1.50%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	16.70%	15.98%	7.50%	6/28/05	12/6/00
	Including Sales Charge	14.94%	15.63%	7.34%
Class C Shares	Excluding Sales Charge	15.62%	15.17%	6.76%	1/16/07	12/6/00
	Including Sales Charge	14.62%	15.17%	6.76%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.56%	0.56%
Class C Shares	1.51%	1.30%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 17.32% (1-year); 14.65% (5-year); 7.23% (10-year)
Class C Shares: 17.09% (1-year); 14.17% (5-year); 6.66% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

LargeCap Value Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Overweight to Western Digital Corporation contributed as it benefited from stabilization and growth in the PC end market and a deep product portfolio which allows them to leverage the secular growth trends within information storage. Allocation to General Electric contributed to performance due to exceeding third-quarter earnings per share (EPS) estimates driven by taxes and better than expected margins. Overweight position in Apple contributed to performance, driven by strong results as iPhone units exceeded expectations. Overweight to Best Buy detracted due to aggressive promotional activity and declines in store traffic. Overweight position in Baker Hughes detracted from performance as the company missed third-quarter core earnings per share (EPS) estimates due to lower than expected margins in North America. Overweight position in GameStop detracted from performance, as the company reported holiday sales that were in-line with expectations, although software sales were below expectations and guidance for fourth-quarter EPS was lower than expected.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15; 2/28/16 for Class P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	12.72%	15.39%	6.82%	6/28/05	12/6/00
	Including Sales Charge	6.52%	14.09%	6.21%
Class B Shares	Excluding Sales Charge	11.40%	14.08%	5.86%	6/28/05	12/6/00
	Including Sales Charge	6.40%	13.84%	5.86%
Class C Shares	Excluding Sales Charge	11.78%	14.51%	6.03%	1/16/07	12/6/00
	Including Sales Charge	10.78%	14.51%	6.03%
Class P Shares	Excluding Sales Charge	12.63%	15.37%	6.77%	6/3/14	12/6/00

Total Investment Expense as shown in the 3/1/14 prospectus; 6/3/14 for Class P
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.89%	0.89%
Class B Shares	3.00%	2.00%
Class C Shares	2.20%	1.70%
Class P Shares	0.68%	0.62%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 10.12% (1-year); 12.97% (5-year); 6.16% (10-year)
Class B Shares: 10.06% (1-year); 12.67% (5-year); 5.80% (10-year)
Class C Shares: 14.49% (1-year); 13.35% (5-year); 5.97% (10-year)
Class P Shares: 16.43% (1-year); 14.21% (5-year); 6.72% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

MidCap Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Allocation to O'Reilly Automotive contributed due to its strength in same store sales growth, as well as integration of the CSK acquisition, and free cash flow allocated to repurchase shares. Williams contributed due to increased appreciation for acquisitions, including the remaining 50% of Access Midstream's general partner and the proposed limited partnership of Access and Williams, potentially creating one of the largest master limited partnership (MLP) companies. Brookfield Asset Management also contributed as it continues to grow its operating platform, global capital raising ability, and asset management franchise. Liberty Media detracted as it was down due to Charter's unsuccessful bid for Time Warner Cable. Discovery Communications detracted due to investor questions regarding European acquisitions and a decline in ratings. Loews detracted due to Boardwalk Pipeline's decision to cut its dividend and focus on capital investment.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	13.05%	19.78%	11.27%	6/28/05	12/6/00
	Including Sales Charge	6.81%	18.43%	10.65%
Class B Shares	Excluding Sales Charge	11.92%	18.59%	10.61%	6/28/05	12/6/00
	Including Sales Charge	6.92%	18.39%	10.61%
Class C Shares	Excluding Sales Charge	12.22%	18.88%	10.38%	1/16/07	12/6/00
	Including Sales Charge	11.22%	18.88%	10.38%
Class P Shares	Excluding Sales Charge	13.43%	20.07%	11.34%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.02%	1.02%
Class B Shares	2.16%	2.09%
Class C Shares	1.77%	1.77%
Class P Shares	0.73%	0.73%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 7.45% (1-year); 17.11% (5-year); 10.43% (10-year)
Class B Shares: 7.51% (1-year); 17.01% (5-year); 10.39% (10-year)
Class C Shares: 11.88% (1-year); 17.53% (5-year); 10.17% (10-year)
Class P Shares: 13.97% (1-year); 18.70% (5-year); 11.12% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

MidCap Value Fund III

Portfolio Managers:

Barrow, Hanley, Mewhinney & Strauss, LLC
Principal Global Investors, LLC
Principal Management Corp.

What contributed to or detracted from Fund performance during the fiscal year?

Positive stock selection within the energy sector contributed to returns. An overweight to the health care sector also aided returns, as this sector outperformed the returns of the overall index. Holding stocks that exhibited a higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) than the index contributed. Stock selection was negative overall, which detracted from returns. The worst selection was in the financial sector. Sector positioning relative to the index also hindered returns. Overweight to the industrials sector was the greatest detractor. Principal MidCap Value Fund III held stocks that exhibited more price volatility than the index, detracting from returns.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/16. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	12.65%	17.99%	9.21%	6/3/14	12/6/00
	Including Sales Charge	6.46%	16.66%	8.59%
Class P Shares	Excluding Sales Charge	12.92%	18.10%	9.29%	6/3/14	12/6/00

Total Investment Expense as shown in the 6/3/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.34%	1.33%
Class P Shares	0.96%	0.88%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 7.77% (1-year); 15.14% (5-year); 8.42% (10-year)
Class P Shares: 14.32% (1-year); 16.56% (5-year); 9.11% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Principal Capital Appreciation Fund

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Within the health care sector, an overweight to Allergan, Inc. aided performance as the market responded favorably to its potential takeover. Stock selection within the financial sector also aided results as Charles Schwab benefited from the stock market recovery. Stock selection within the utilities sector aided performance as Sempra Energy outpaced the broader sector. Stock selection within the materials sector detracted from results as FMC Corp underperformed due to weak agriculture prices, which has impacted specialty chemical companies that supply products to agricultural companies. Stock selection within the energy sector hindered performance as several holdings lagged during the period. Within the consumer discretionary sector, Tupperware Brands Corporation detracted as concerns about emerging markets caused the stock to lag.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	15.22%	15.39%	8.83%	11/24/86	-
	Including Sales Charge	8.88%	14.10%	8.22%
Class B Shares	Excluding Sales Charge	14.22%	14.28%	7.99%	3/30/94	11/24/86
	Including Sales Charge	9.22%	14.05%	7.99%
Class C Shares	Excluding Sales Charge	14.22%	14.40%	7.86%	3/1/02	11/24/86
	Including Sales Charge	13.22%	14.40%	7.86%
Class P Shares	Excluding Sales Charge	15.45%	15.62%	8.94%	9/27/10	11/24/86

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.90%	0.90%
Class B Shares	1.94%	1.94%
Class C Shares	1.73%	1.73%
Class P Shares	0.68%	0.67%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 11.15% (1-year); 13.00% (5-year); 8.12% (10-year)
Class B Shares: 11.55% (1-year); 12.93% (5-year); 7.89% (10-year)
Class C Shares: 15.60% (1-year); 13.29% (5-year); 7.76% (10-year)
Class P Shares: 17.83% (1-year); 14.49% (5-year); 8.83% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Real Estate Securities Fund

Portfolio Manager:

Principal Real Estate Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Underweight to American Realty Capital Properties contributed to performance as the security consistently underperformed due to questionable growth strategies and poor management. A material underweight to the healthcare sector was another contributor, as the sector trailed the index average. An overweight to Pebblebrook Hotels contributed due to strong demand for the company's assets located in thriving West Coast markets and successful acquisitions. Overweight to and stock selection within the industrials sector was a large detractor, led by a sizeable overweight to ProLogis. Another top detractor was overweight to First Industrial Realty Trust, which was negatively impacted by the prospect of future higher supply growth of industrial assets. Prison owner Correction Corporation of America was a key detractor as the stock underperformed earlier this year after the FBI began a probe into one of the company's prison facilities in Idaho.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	21.34%	18.70%	9.64%	6/28/05	12/6/00
	Including Sales Charge	14.66%	17.36%	9.01%
Class B Shares	Excluding Sales Charge	20.29%	17.71%	8.90%	6/28/05	12/6/00
	Including Sales Charge	15.29%	17.50%	8.90%
Class C Shares	Excluding Sales Charge	20.42%	17.77%	8.88%	1/16/07	12/6/00
	Including Sales Charge	19.42%	17.77%	8.88%
Class P Shares	Excluding Sales Charge	21.74%	19.05%	9.77%	9/27/10	12/6/00

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.33%	1.33%
Class B Shares	2.74%	2.20%
Class C Shares	2.11%	2.11%
Class P Shares	0.99%	0.99%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 7.61% (1-year); 14.02% (5-year); 8.52% (10-year)
Class B Shares: 8.03% (1-year); 14.11% (5-year); 8.40% (10-year)
Class C Shares: 12.00% (1-year); 14.41% (5-year); 8.39% (10-year)
Class P Shares: 14.24% (1-year); 15.63% (5-year); 9.27% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Short-Term Income Fund

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Issue selection in corporate bonds was the largest contributor to performance, led by the electric utilities, communication, banking, and insurance sectors. Lack of allocation to supranational securities also contributed to performance. Allocation to asset backed securities aided performance. Lack of allocation to foreign sovereign securities detracted from performance as they outperformed the benchmark. Allocation to non-agency mortgage backed securities also hindered performance. Allocation to U.S. Treasuries detracted from performance as our holdings lagged the benchmark.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 2.25%; Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	1.20%	2.61%	3.15%	11/1/93	-
	Including Sales Charge	-1.06%	2.15%	2.94%
Class C Shares	Excluding Sales Charge	0.30%	1.75%	2.35%	3/1/02	11/1/93
	Including Sales Charge	-0.70%	1.75%	2.35%
Class P Shares	Excluding Sales Charge	1.34%	2.77%	3.23%	9/27/10	11/1/93

Total Investment Expense as shown in the 3/1/14 prospectus
Gross/Net Expense Ratio
Class A Shares	0.76%
Class C Shares	1.57%
Class P Shares	0.54%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: -0.87% (1-year); 2.25% (5-year); 2.99% (10-year)
Class C Shares: -0.55% (1-year); 1.84% (5-year); 2.39% (10-year)
Class P Shares: 1.50% (1-year); 2.85% (5-year); 3.27% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Fund’s performance between 2002 and 2005 benefited from agreements to limit the Fund’s expenses.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

SmallCap Blend Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Eight of ten economic sectors posted positive returns with five of those sectors beating the overall benchmark, led by the health care sector, reflecting the market's enthusiasm for biotechnology companies. The utilities sector also contributed due to the low-interest-rate environment. Stock selection in the information technology, utilities, and consumer discretionary sectors contributed most to performance. RF Micro Devices benefited from strong smartphone demand in China, launch of Apple's iPhone 6, and significant margin improvements. Skechers U.S.A. benefited from stronger-than-expected operating results driven by demand for the company's new athletic footwear. ARRIS Group also contributed. The energy sector detracted the most as crude oil prices deteriorated throughout the year. Stock selection in the industrials, materials, and health care sectors detracted most from performance. Allocation to Conn's detracted as the company experienced continued deterioration in the credit quality of its customer financing. Acxiom detracted amid slower-than-expected initial uptake of its new Audience Operating System. Sanchez Energy, an oil-focused exploration and production company operating in shale regions located in Texas, Louisiana, and Mississippi detracted due to falling oil prices, despite continued strong production results and outlook.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15; 2/28/16 for Class P. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	8.08%	17.60%	8.01%	6/28/05	12/6/00
	Including Sales Charge	2.12%	16.27%	7.39%
Class B Shares	Excluding Sales Charge	6.92%	16.41%	7.15%	6/28/05	12/6/00
	Including Sales Charge	1.97%	16.19%	7.15%
Class C Shares	Excluding Sales Charge	7.13%	16.73%	7.21%	1/16/07	12/6/00
	Including Sales Charge	6.14%	16.73%	7.21%
Class P Shares	Excluding Sales Charge	8.17%	17.69%	8.13%	6/3/14	12/6/00

Total Investment Expense as shown in the 3/1/14 prospectus; 6/3/14 for Class P
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.46%	1.46%
Class B Shares	3.03%	2.41%
Class C Shares	2.39%	2.20%
Class P Shares	1.14%	1.07%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 1.98% (1-year); 14.12% (5-year); 7.12% (10-year)
Class B Shares: 1.83% (1-year); 13.99% (5-year); 6.86% (10-year)
Class C Shares: 6.01% (1-year); 14.56% (5-year); 6.94% (10-year)
Class P Shares: 8.02% (1-year); 15.51% (5-year); 7.85% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

SmallCap Value Fund II

Portfolio Managers:

Dimensional Fund Advisors, LP Principal Management Corp.	Los Angeles Capital Management & Equity Research, Inc. Vaughan Nelson Investment Management, LP

What contributed to or detracted from Fund performance during the fiscal year?

Stock selection was positive overall, led by selection in the information technology sector. The largest individual contributor within the information technology sector was an out-of-index holding to Skyworks Solutions. Selection in the industrial sector also enhanced returns, led by an overweight to Esterline Technologies Corporation, which was rewarded for a higher relative strength profile (an overweight to stocks exhibiting upward price movement during the trailing 12-month period) than the index. Sector positioning compared to the index hindered returns, led by an overweight to the energy sector, as this was the worst performing sector in the index. Selection within the financial sector further diminished returns. Additionally, the selections had a lower dividend yield (a comparison of dividends paid relative to share price, in the absence of capital gains, the dividend yield is the return on investment) than the index, which hindered performance.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%. Class P shares do not have a sales charge. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/16. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	9.01%	17.10%	8.03%	6/3/14	6/1/04
	Including Sales Charge	3.04%	15.79%	7.43%
Class P Shares	Excluding Sales Charge	9.27%	17.43%	8.34%	6/3/14	6/1/04

Total Investment Expense as shown in the 6/3/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.75%	1.57%
Class P Shares	1.37%	1.28%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 1.65% (1-year); 13.05% (5-year); 7.04% (10-year)
Class P Shares: 7.82% (1-year); 14.67% (5-year); 7.95% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Tax-Exempt Bond Fund

Portfolio Manager:

Principal Global Investors, LLC

What contributed to or detracted from Fund performance during the fiscal year?

Strong book yields (measure that includes the bond's coupon return plus its amortization) in resilient state economies contributed to performance. Rebound in cyclical credits also contributed. Attribution to inverse floaters (debt whose coupon rate has an inverse relationship with the benchmark, adjusting coupon payments as interest rates change) aided performance. Avoidance of the majority of high coupon issuance, due to liquidity flaws, detracted. Holding portfolio duration around the index was another detractor. Low tobacco sector exposure detracted from performance.

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses.

Expense limits apply through 2/28/15. Returns displayed are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	10.52%	5.73%	4.19%
	Including Sales Charge	6.42%	4.93%	3.79%
Class B Shares	Excluding Sales Charge	9.62%	4.89%	3.63%
	Including Sales Charge	4.62%	4.55%	3.63%
Class C Shares	Excluding Sales Charge	9.59%	4.90%	3.36%
	Including Sales Charge	8.59%	4.90%	3.36%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	0.81%	0.81%
Class B Shares	3.49%	1.63%
Class C Shares	1.87%	1.63%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 6.93% (1-year); 4.22% (5-year); 3.80% (10-year)
Class B Shares: 5.19% (1-year); 3.81% (5-year); 3.63% (10-year)
Class C Shares: 9.01% (1-year); 4.17% (5-year); 3.35% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014
	Bond & Mortgage		California		Diversified
Amounts in thousands, except per share amounts	Securities Fund		Municipal Fund		International Fund
Investment in securities--at cost	$4,312,293		$203,434		$4,764,539
Foreign currency--at cost	$2,879		$–		$12,871
Assets
Investment in securities--at value	$4,341,892		$221,408		$5,523,554
Foreign currency--at value	2,845		–		12,851
Cash	81,940		16,733		–
Receivables:
Dividends and interest	25,532		2,639		14,150
Expense reimbursement from Manager	9		2		1
Expense reimbursement from Distributor	1		–		1
Foreign currency contracts	301		–		–
Fund shares sold	11,327		5,344		5,675
Investment securities sold	96,413		4,464		48,304
OTC swap agreements--at value (premiums paid $2,537, $0 and $0)	2,201		–		–
Variation margin on financial derivative instruments	193		–		–
Other assets	7		–		5
Prepaid directors' expenses	3		–		–
Total Assets	4,562,664		250,590		5,604,541
Liabilities
Accrued management and investment advisory fees	1,656		85		3,757
Accrued administrative service fees	6		–		8
Accrued distribution fees	76		55		126
Accrued service fees	25		–		39
Accrued transfer agent fees	118		3		247
Accrued directors' expenses	–		–		2
Accrued other expenses	230		31		398
Cash overdraft	–		–		242
Payables:
Deferred foreign tax	–		–		1,195
Dividends payable	9,912		620		–
Foreign currency contracts	41		–		–
Fund shares redeemed	7,799		394		4,508
Interest expense and fees payable	–		14		–
Investment securities purchased	593,018		11,082		79,378
Variation margin on financial derivative instruments	224		–		–
Floating rate notes issued	–		10,739		–
Total Liabilities	613,105		23,023		89,900
Net Assets Applicable to Outstanding Shares	$3,949,559		$227,567		$5,514,641
Net Assets Consist of:
Capital shares and additional paid-in-capital	$4,046,409		$253,264		$5,153,885
Accumulated undistributed (overdistributed) net investment income (loss)	1,288		705		56,939
Accumulated undistributed (overdistributed) net realized gain (loss)	(125,674)		(44,376)		(453,771)
Net unrealized appreciation (depreciation) of investments	27,311		17,974		757,820
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	225		–		(232)
Total Net Assets	$3,949,559		$227,567		$5,514,641
Capital Stock (par value: $.01 per share):
Shares authorized	1,060,000		400,000		1,525,000
Net Asset Value Per Share:
Class A: Net Assets	$101,747		$215,618		$255,248
Shares Issued and Outstanding	9,279		20,510		21,341
Net Asset Value per share	$10.97		$10.51		$11.96
Maximum Offering Price	$11.40		$10.92		$12.66
Class B: Net Assets	$1,201		$386		$3,778
Shares Issued and Outstanding	109		37		315
Net Asset Value per share	$10.99	(a)	$10.51	(a)	$11.99	(a)
Class C: Net Assets	$6,654		$11,563		$13,125
Shares Issued and Outstanding	607		1,098		1,102
Net Asset Value per share	$10.97	(a)	$10.53	(a)	$11.91	(a)
Class J: Net Assets	$166,719		N/A		$200,044
Shares Issued and Outstanding	15,111				16,908
Net Asset Value per share	$11.03	(a)			$11.83	(a)
Class P: Net Assets	N/A		N/A		$4,487
Shares Issued and Outstanding					377
Net Asset Value per share					$11.90
Institutional: Net Assets	$3,556,478		N/A		$4,849,850
Shares Issued and Outstanding	324,479				406,241
Net Asset Value per share	$10.96				$11.94
R-1: Net Assets	$4,667		N/A		$6,020
Shares Issued and Outstanding	426				507
Net Asset Value per share	$10.96				$11.87
R-2: Net Assets	$10,799		N/A		$9,816
Shares Issued and Outstanding	994				830
Net Asset Value per share	$10.86				$11.83
R-3: Net Assets	$27,332		N/A		$50,493
Shares Issued and Outstanding	2,507				4,248
Net Asset Value per share	$10.90				$11.89
R-4: Net Assets	$27,091		N/A		$41,798
Shares Issued and Outstanding	2,441				3,464
Net Asset Value per share	$11.10				$12.07
R-5: Net Assets	$46,871		N/A		$79,982
Shares Issued and Outstanding	4,296				6,639
Net Asset Value per share	$10.91				$12.05

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014

			Global Diversified		Global Real Estate
Amounts in thousands, except per share amounts	Equity Income Fund		Income Fund		Securities Fund
Investment in securities--at cost	$3,895,078		$9,542,379		$2,015,204
Foreign currency--at cost	$–		$31,319		$–
Assets
Investment in securities--at value	$5,974,846		$9,916,144		$2,336,443
Foreign currency--at value	–		31,652		–
Cash	–		35,507		–
Deposits with counterparty	–		435		–
Receivables:
Dividends and interest	8,425		89,534		1,980
Foreign currency contracts	–		8,652		–
Fund shares sold	1,968		69,478		4,665
Investment securities sold	39,175		146,473		33,048
Other assets	2		–		–
Prepaid directors' expenses	–		–		1
Total Assets	6,024,416		10,297,875		2,376,137
Liabilities
Accrued management and investment advisory fees	2,473		5,947		1,615
Accrued administrative service fees	9		–		–
Accrued distribution fees	409		2,825		58
Accrued service fees	64		–		–
Accrued transfer agent fees	262		1,208		85
Accrued directors' expenses	–		2		–
Accrued other expenses	156		701		155
Cash overdraft	3		–		792
Payables:
Dividends payable	–		29,509		–
Foreign currency contracts	–		1,364		–
Fund shares redeemed	5,928		16,777		2,628
Investment securities purchased	31,149		227,520		35,586
Options and swaptions contracts written (premiums received $0, $14,247 and $0)	–		64,767		–
Short sales (proceeds received $0, $19 and $0)	–		20		–
Unrealized loss on unfunded loan commitments	–		1		–
Total Liabilities	40,453		350,641		40,919
Net Assets Applicable to Outstanding Shares	$5,983,963		$9,947,234		$2,335,218
Net Assets Consist of:
Capital shares and additional paid-in-capital	$4,235,137		$9,313,905		$2,010,783
Accumulated undistributed (overdistributed) net investment income (loss)	44,589		84,319		(5,820)
Accumulated undistributed (overdistributed) net realized gain (loss)	(375,527)		218,550		9,134
Net unrealized appreciation (depreciation) of investments	2,079,768		323,243		321,239
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(4)		7,217		(118)
Total Net Assets	$5,983,963		$9,947,234		$2,335,218
Capital Stock (par value: $.01 per share):
Shares authorized	1,700,000		1,850,000		700,000
Net Asset Value Per Share:
Class A: Net Assets	$990,916		$2,466,867		$102,093
Shares Issued and Outstanding	37,718		167,133		11,712
Net Asset Value per share	$26.27		$14.76		$8.72
Maximum Offering Price	$27.80		$15.34		$9.23
Class B: Net Assets	$31,482		N/A		N/A
Shares Issued and Outstanding	1,207
Net Asset Value per share	$26.09	(a)
Class C: Net Assets	$191,198		$2,766,661		$47,399
Shares Issued and Outstanding	7,442		188,400		5,579
Net Asset Value per share	$25.69	(a)	$14.69	(a)	$8.50 (a)
Class P: Net Assets	$130,436		$3,329,928		$109,673
Shares Issued and Outstanding	4,963		226,631		11,855
Net Asset Value per share	$26.28		$14.69		$9.25
Institutional: Net Assets	$4,325,786		$1,383,778		$2,076,053
Shares Issued and Outstanding	164,463		94,095		224,158
Net Asset Value per share	$26.30		$14.71		$9.26
R-1: Net Assets	$3,135		N/A		N/A
Shares Issued and Outstanding	120
Net Asset Value per share	$26.17
R-2: Net Assets	$7,068		N/A		N/A
Shares Issued and Outstanding	269
Net Asset Value per share	$26.26
R-3: Net Assets	$80,594		N/A		N/A
Shares Issued and Outstanding	3,077
Net Asset Value per share	$26.19
R-4: Net Assets	$54,861		N/A		N/A
Shares Issued and Outstanding	2,091
Net Asset Value per share	$26.24
R-5: Net Assets	$168,487		N/A		N/A
Shares Issued and Outstanding	6,412
Net Asset Value per share	$26.28

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014
	Government & High
Amounts in thousands, except per share amounts	Quality Bond Fund		High Yield Fund		High Yield Fund I
Investment in securities--at cost	$1,657,272		$3,639,741		$1,753,561
Foreign currency--at cost	$–		$129		$–
Assets
Investment in securities--at value	$1,670,396		$3,658,770		$1,766,940
Foreign currency--at value	–		127		–
Deposits with counterparty	–		2,222		–
Receivables:
Dividends and interest	7,674		60,257		27,573
Expense reimbursement from Manager	–		–		2
Expense reimbursement from Distributor	28		–		–
Foreign currency contracts	–		1,710		–
Fund shares sold	4,358		53,908		9,888
Investment securities sold	3,780		28,659		11,203
Variation margin on financial derivative instruments	–		196		–
Other assets	19		–		–
Total Assets	1,686,255		3,805,849		1,815,606
Liabilities
Accrued management and investment advisory fees	708		1,565		936
Accrued administrative service fees	3		–		–
Accrued distribution fees	157		700		1
Accrued service fees	11		–		–
Accrued transfer agent fees	122		1,372		19
Accrued other expenses	99		276		68
Cash overdraft	88		8,069		326
Payables:
Dividends payable	3,956		18,644		7,895
Fund shares redeemed	2,209		9,892		2,369
Investment securities purchased	14,220		2,825		11,561
Total Liabilities	21,573		43,343		23,175
Net Assets Applicable to Outstanding Shares	$1,664,682		$3,762,506		$1,792,431
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,717,605		$3,714,825		$1,765,657
Accumulated undistributed (overdistributed) net investment income (loss)	(4,159)		(4,790)		520
Accumulated undistributed (overdistributed) net realized gain (loss)	(61,888)		31,490		12,875
Net unrealized appreciation (depreciation) of investments	13,124		19,333		13,379
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		1,648		–
Total Net Assets	$1,664,682		$3,762,506		$1,792,431
Capital Stock (par value: $.01 per share):
Shares authorized	1,175,000		1,700,000		400,000
Net Asset Value Per Share:
Class A: Net Assets	$316,531		$1,192,803		$2,661
Shares Issued and Outstanding	28,691		154,594		253
Net Asset Value per share	$11.03		$7.72		$10.49
Maximum Offering Price	$11.28		$8.02		$10.90
Class B: Net Assets	$3,922		$24,598		N/A
Shares Issued and Outstanding	356		3,169
Net Asset Value per share	$11.02	(a)	$7.76	(a)
Class C: Net Assets	$59,847		$502,489		N/A
Shares Issued and Outstanding	5,431		64,549
Net Asset Value per share	$11.02	(a)	$7.78	(a)
Class J: Net Assets	$135,736		N/A		N/A
Shares Issued and Outstanding	12,288
Net Asset Value per share	$11.05	(a)
Class P: Net Assets	$7,390		$1,049,626		N/A
Shares Issued and Outstanding	669		135,957
Net Asset Value per share	$11.05		$7.72
Institutional: Net Assets	$1,086,207		$992,990		$1,789,770
Shares Issued and Outstanding	98,424		129,429		170,552
Net Asset Value per share	$11.04		$7.67		$10.49
R-1: Net Assets	$2,480		N/A		N/A
Shares Issued and Outstanding	225
Net Asset Value per share	$11.04
R-2: Net Assets	$4,914		N/A		N/A
Shares Issued and Outstanding	445
Net Asset Value per share	$11.04
R-3: Net Assets	$16,350		N/A		N/A
Shares Issued and Outstanding	1,481
Net Asset Value per share	$11.04
R-4: Net Assets	$10,900		N/A		N/A
Shares Issued and Outstanding	987
Net Asset Value per share	$11.04
R-5: Net Assets	$20,405		N/A		N/A
Shares Issued and Outstanding	1,847
Net Asset Value per share	$11.05

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014
					International
			Inflation		Emerging
Amounts in thousands, except per share amounts	Income Fund		Protection Fund		Markets Fund
Investment in securities--at cost	$2,718,173		$1,075,505		$1,945,092
Foreign currency--at cost	$–		$56,841		$13,636
Assets
Investment in securities--at value	$2,835,595		$1,064,546		$2,068,446
Foreign currency--at value	–		56,751		13,448
Cash	5,274		192		–
Deposits with counterparty	–		1,105		–
Receivables:
Dividends and interest	25,293		2,616		1,193
Expense reimbursement from Manager	–		–		1
Expense reimbursement from Distributor	1		–		1
Foreign currency contracts	–		968		–
Fund shares sold	10,994		972		1,576
Investment securities sold	–		4,974		21,593
OTC swap agreements--at value (premiums paid $0, $0 and $0)	–		30		–
Variation margin on financial derivative instruments	–		434		–
Prepaid directors' expenses	1		–		–
Total Assets	2,877,158		1,132,588		2,106,258
Liabilities
Accrued management and investment advisory fees	1,155		352		1,999
Accrued administrative service fees	5		1		3
Accrued distribution fees	148		10		64
Accrued service fees	20		3		14
Accrued transfer agent fees	92		22		153
Accrued directors' expenses	–		1		–
Accrued other expenses	114		66		339
Cash overdraft	–		–		211
Payables:
Deferred foreign tax	–		–		49
Dividends payable	8,354		–		–
Foreign currency contracts	–		108		–
Fund shares redeemed	451		1,133		1,978
Investment securities purchased	22,824		64,610		42,092
Options and swaptions contracts written (premiums received $0, $1,029 and $0)	–		868		–
OTC swap agreements--at value (premiums received $0, $0 and $0)	–		106		–
Variation margin on financial derivative instruments	–		308		–
Total Liabilities	33,163		67,588		46,902
Net Assets Applicable to Outstanding Shares	$2,843,995		$1,065,000		$2,059,356
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,780,136		$1,079,964		$2,001,028
Accumulated undistributed (overdistributed) net investment income (loss)	(11,031)		16,186		24,062
Accumulated undistributed (overdistributed) net realized gain (loss)	(42,532)		(18,703)		(88,878)
Net unrealized appreciation (depreciation) of investments	117,422		(13,204)		123,305
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–		757		(161)
Total Net Assets	$2,843,995		$1,065,000		$2,059,356
Capital Stock (par value: $.01 per share):
Shares authorized	1,100,000		900,000		900,000
Net Asset Value Per Share:
Class A: Net Assets	$272,809		$15,296		$93,053
Shares Issued and Outstanding	27,961		1,775		3,721
Net Asset Value per share	$9.76		$8.62		$25.01
Maximum Offering Price	$9.98		$8.96		$26.47
Class B: Net Assets	$6,203		N/A		$3,455
Shares Issued and Outstanding	633				147
Net Asset Value per share	$9.80	(a)			$23.48	(a)
Class C: Net Assets	$65,027		$4,222		$10,906
Shares Issued and Outstanding	6,629		505		455
Net Asset Value per share	$9.81	(a)	$8.36	(a)	$23.96	(a)
Class J: Net Assets	$93,304		$8,692		$129,223
Shares Issued and Outstanding	9,543		1,027		5,353
Net Asset Value per share	$9.78	(a)	$8.46	(a)	$24.14	(a)
Class P: Net Assets	$25,010		N/A		$2,023
Shares Issued and Outstanding	2,558				81
Net Asset Value per share	$9.78				$24.84
Institutional: Net Assets	$2,288,675		$1,023,698		$1,752,175
Shares Issued and Outstanding	233,964		118,236		70,421
Net Asset Value per share	$9.78		$8.66		$24.88
R-1: Net Assets	$10,308		$905		$3,490
Shares Issued and Outstanding	1,053		108		142
Net Asset Value per share	$9.79		$8.35		$24.66
R-2: Net Assets	$2,267		$577		$5,878
Shares Issued and Outstanding	232		69		240
Net Asset Value per share	$9.79		$8.39		$24.52
R-3: Net Assets	$24,899		$5,784		$14,835
Shares Issued and Outstanding	2,541		684		601
Net Asset Value per share	$9.80		$8.46		$24.68
R-4: Net Assets	$21,679		$2,036		$14,415
Shares Issued and Outstanding	2,214		239		581
Net Asset Value per share	$9.79		$8.52		$24.82
R-5: Net Assets	$33,814		$3,790		$29,903
Shares Issued and Outstanding	3,458		442		1,201
Net Asset Value per share	$9.78		$8.57		$24.89

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014
		LargeCap		LargeCap
Amounts in thousands, except per share amounts	International Fund I	Growth Fund		Growth Fund I
Investment in securities--at cost	$328,672	$2,520,163		$5,695,269
Assets
Investment in securities--at value	$344,585	$3,369,825		$7,773,665
Cash	–	–		1,427
Deposits with counterparty	351	–		8,204
Receivables:
Dividends and interest	2,731	1,176		2,318
Expense reimbursement from Manager	3	–		104
Expense reimbursement from Distributor	–	1		1
Fund shares sold	100	139		631
Investment securities sold	48,298	88,041		27,582
Variation margin on financial derivative instruments	108	–		1,962
Other assets	–	12		–
Total Assets	396,176	3,459,194		7,815,894
Liabilities
Accrued management and investment advisory fees	275	1,701		3,778
Accrued administrative service fees	2	5		20
Accrued distribution fees	4	115		72
Accrued service fees	6	24		125
Accrued transfer agent fees	23	438		284
Accrued other expenses	85	115		93
Cash overdraft	21,689	6		–
Payables:
Fund shares redeemed	1,546	24,676		10,987
Investment securities purchased	–	49,953		41,678
Total Liabilities	23,630	77,033		57,037
Net Assets Applicable to Outstanding Shares	$372,546	$3,382,161		$7,758,857
Net Assets Consist of:
Capital shares and additional paid-in-capital	$643,722	$2,174,776		$4,987,711
Accumulated undistributed (overdistributed) net investment income (loss)	7,271	2,999		8,064
Accumulated undistributed (overdistributed) net realized gain (loss)	(294,382)	354,724		680,052
Net unrealized appreciation (depreciation) of investments	16,106	849,662		2,083,030
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(171)	–		–
Total Net Assets	$372,546	$3,382,161		$7,758,857
Capital Stock (par value: $.01 per share):
Shares authorized	700,000	1,335,000		1,145,000
Net Asset Value Per Share:
Class A: Net Assets	$771	$374,202		$6,464
Shares Issued and Outstanding	57	32,405		480
Net Asset Value per share	$13.63	$11.55		$13.47
Maximum Offering Price	$14.42	$12.22		$14.25
Class B: Net Assets	N/A	$5,696		N/A
Shares Issued and Outstanding		545
Net Asset Value per share		$10.45	(a)
Class C: Net Assets	N/A	$16,043		N/A
Shares Issued and Outstanding		1,487
Net Asset Value per share		$10.79	(a)
Class J: Net Assets	N/A	$64,841		$106,144
Shares Issued and Outstanding		5,895		8,868
Net Asset Value per share		$11.00	(a)	$11.97	(a)
Class P: Net Assets	$10	$11,169		$18
Shares Issued and Outstanding	1	942		1
Net Asset Value per share	$13.65	$11.86		$13.58
Institutional: Net Assets	$344,528	$2,791,488		$7,031,086
Shares Issued and Outstanding	25,237	234,054		517,280
Net Asset Value per share	$13.65	$11.93		$13.59
R-1: Net Assets	$4,271	$6,258		$8,406
Shares Issued and Outstanding	316	559		672
Net Asset Value per share	$13.54	$11.19		$12.51
R-2: Net Assets	$3,069	$5,846		$21,048
Shares Issued and Outstanding	226	516		1,717
Net Asset Value per share	$13.57	$11.34		$12.26
R-3: Net Assets	$5,340	$20,863		$165,698
Shares Issued and Outstanding	393	1,712		12,861
Net Asset Value per share	$13.57	$12.19		$12.88
R-4: Net Assets	$5,718	$13,833		$90,002
Shares Issued and Outstanding	420	1,141		6,937
Net Asset Value per share	$13.60	$12.12		$12.97
R-5: Net Assets	$8,839	$71,922		$329,991
Shares Issued and Outstanding	649	5,992		24,859
Net Asset Value per share	$13.61	$12.00		$13.27

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014
	LargeCap S&P 500		LargeCap
Amounts in thousands, except per share amounts	Index Fund		Value Fund		MidCap Fund
Investment in securities--at cost	$2,589,836		$3,331,531		$6,497,391
Assets
Investment in securities--at value	$4,249,363		$3,751,125		$8,875,587
Cash	–		–		173
Receivables:
Dividends and interest	4,094		2,499		4,106
Expense reimbursement from Manager	2		4		–
Expense reimbursement from Distributor	4		1		2
Fund shares sold	3,054		352		14,986
Investment securities sold	–		43,094		513
Variation margin on financial derivative instruments	1,212		423		–
Other assets	3		28		6
Total Assets	4,257,732		3,797,526		8,895,373
Liabilities
Accrued management and investment advisory fees	518		1,239		4,316
Accrued administrative service fees	33		1		29
Accrued distribution fees	236		69		799
Accrued service fees	191		5		135
Accrued transfer agent fees	215		148		1,059
Accrued directors' expenses	–		2		6
Accrued other expenses	133		99		627
Payables:
Fund shares redeemed	7,382		2,114		10,956
Investment securities purchased	–		44,484		12,220
Total Liabilities	8,708		48,161		30,147
Net Assets Applicable to Outstanding Shares	$4,249,024		$3,749,365		$8,865,226
Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,636,863		$2,942,826		$6,020,450
Accumulated undistributed (overdistributed) net investment income (loss)	52,094		43,254		21,684
Accumulated undistributed (overdistributed) net realized gain (loss)	(101,983)		343,239		444,896
Net unrealized appreciation (depreciation) of investments	1,662,050		420,046		2,378,196
Total Net Assets	$4,249,024		$3,749,365		$8,865,226
Capital Stock (par value: $.01 per share):
Shares authorized	950,000		1,000,000		1,675,000
Net Asset Value Per Share:
Class A: Net Assets	$245,546		$211,555		$1,863,094
Shares Issued and Outstanding	17,115		15,218		84,719
Net Asset Value per share	$14.35		$13.90		$21.99
Maximum Offering Price	$14.57		$14.71		$23.27
Class B: Net Assets	N/A		$1,460		$13,320
Shares Issued and Outstanding			106		637
Net Asset Value per share			$13.77	(a)	$20.92	(a)
Class C: Net Assets	$25,433		$8,023		$353,109
Shares Issued and Outstanding	1,806		591		17,024
Net Asset Value per share	$14.08	(a)	$13.58	(a)	$20.74	(a)
Class J: Net Assets	$508,718		$75,289		$290,503
Shares Issued and Outstanding	35,794		5,500		13,661
Net Asset Value per share	$14.21	(a)	$13.69	(a)	$21.27	(a)
Class P: Net Assets	N/A		$205		$1,841,917
Shares Issued and Outstanding			15		82,679
Net Asset Value per share			$13.89		$22.28
Institutional: Net Assets	$2,530,539		$3,432,095		$3,836,296
Shares Issued and Outstanding	176,294		246,842		171,764
Net Asset Value per share	$14.35		$13.90		$22.33
R-1: Net Assets	$18,889		$1,415		$32,574
Shares Issued and Outstanding	1,325		103		1,550
Net Asset Value per share	$14.26		$13.76		$21.02
R-2: Net Assets	$37,848		$4,144		$40,695
Shares Issued and Outstanding	2,638		300		1,920
Net Asset Value per share	$14.35		$13.81		$21.20
R-3: Net Assets	$248,852		$4,508		$158,675
Shares Issued and Outstanding	17,369		327		7,311
Net Asset Value per share	$14.33		$13.80		$21.70
R-4: Net Assets	$214,570		$2,579		$168,845
Shares Issued and Outstanding	14,916		187		7,576
Net Asset Value per share	$14.39		$13.78		$22.29
R-5: Net Assets	$418,629		$8,092		$266,198
Shares Issued and Outstanding	28,869		582		12,031
Net Asset Value per share	$14.50		$13.90		$22.13

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014
	MidCap		Money		Principal Capital
Amounts in thousands, except per share amounts	Value Fund III		Market Fund		Appreciation Fund
Investment in securities--at cost	$845,706		$1,083,038		$1,334,530
Assets
Investment in securities--at value	$977,480		$1,083,038		$2,494,699
Cash	170		12		–
Deposits with counterparty	1,900		–		–
Receivables:
Dividends and interest	459		47		1,848
Expense reimbursement from Manager	14		356		–
Expense reimbursement from Distributor	1		18		–
Fund shares sold	312		2,901		892
Investment securities sold	2,609		–		3,680
Variation margin on financial derivative instruments	419		–		–
Other assets	–		26		5
Total Assets	983,364		1,086,398		2,501,124
Liabilities
Accrued management and investment advisory fees	509		364		922
Accrued administrative service fees	1		–		3
Accrued distribution fees	27		71		224
Accrued service fees	9		–		16
Accrued transfer agent fees	32		229		142
Accrued directors' expenses	–		–		1
Accrued other expenses	56		122		96
Cash overdraft	–		–		97
Payables:
Fund shares redeemed	1,889		5,889		1,621
Investment securities purchased	547		–		5,777
Total Liabilities	3,070		6,675		8,899
Net Assets Applicable to Outstanding Shares	$980,294		$1,079,723		$2,492,225
Net Assets Consist of:
Capital shares and additional paid-in-capital	$772,414		$1,120,963		$1,245,284
Accumulated undistributed (overdistributed) net investment income (loss)	8,138		–		21,687
Accumulated undistributed (overdistributed) net realized gain (loss)	67,252		(41,240)		65,085
Net unrealized appreciation (depreciation) of investments	132,490		–		1,160,169
Total Net Assets	$980,294		$1,079,723		$2,492,225
Capital Stock (par value: $.01 per share):
Shares authorized	525,000		8,400,000		1,000,000
Net Asset Value Per Share:
Class A: Net Assets	$1,997		$471,109		$810,788
Shares Issued and Outstanding	97		471,013		13,789
Net Asset Value per share	$20.54		$1.00		$58.80
Maximum Offering Price	$21.74		$1.00		$62.22
Class B: Net Assets	N/A		$3,342		$20,406
Shares Issued and Outstanding			3,341		416
Net Asset Value per share			$1.00	(a)	$49.04	(a)
Class C: Net Assets	N/A		$17,977		$42,658
Shares Issued and Outstanding			17,973		873
Net Asset Value per share			$1.00	(a)	$48.88	(a)
Class J: Net Assets	$112,480		$249,914		N/A
Shares Issued and Outstanding	5,761		249,864
Net Asset Value per share	$19.52	(a)	$1.00	(a)
Class P: Net Assets	$41		N/A		$31,028
Shares Issued and Outstanding	2				522
Net Asset Value per share	$20.58				$59.49
Institutional: Net Assets	$822,011		$337,381		$1,507,343
Shares Issued and Outstanding	39,900		337,313		25,260
Net Asset Value per share	$20.60		$1.00		$59.67
R-1: Net Assets	$1,046		N/A		$1,635
Shares Issued and Outstanding	53				28
Net Asset Value per share	$19.65				$58.68
R-2: Net Assets	$1,663		N/A		$2,155
Shares Issued and Outstanding	84				36
Net Asset Value per share	$19.76				$58.79
R-3: Net Assets	$9,010		N/A		$24,394
Shares Issued and Outstanding	459				415
Net Asset Value per share	$19.64				$58.78
R-4: Net Assets	$14,160		N/A		$15,267
Shares Issued and Outstanding	727				258
Net Asset Value per share	$19.48				$59.17
R-5: Net Assets	$17,886		N/A		$36,551
Shares Issued and Outstanding	910				616
Net Asset Value per share	$19.65				$59.34

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014
		Real Estate		Short-Term		SmallCap
Amounts in thousands, except per share amounts		Securities Fund		Income Fund		Blend Fund
Investment in securities--at cost		$1,413,673		$2,516,844		$412,834
Assets
Investment in securities--at value		$2,043,994		$2,527,718		$506,886
Cash		–		–		5
Deposits with counterparty		–		–		280
Receivables:
Dividends and interest		384		15,523		207
Expense reimbursement from Manager		–		–		1
Expense reimbursement from Distributor		2		1		2
Fund shares sold		4,319		5,706		364
Investment securities sold		–		1		6,759
Variation margin on financial derivative instruments		–		–		95
Other assets		–		–		1
	Total Assets	2,048,699		2,548,949		514,600
Liabilities
Accrued management and investment advisory fees		1,326		893		305
Accrued administrative service fees		10		2		2
Accrued distribution fees		130		143		96
Accrued service fees		63		9		6
Accrued transfer agent fees		218		127		149
Accrued directors' expenses		–		1		–
Accrued other expenses		144		170		90
Cash overdraft		–		86		–
Payables:
Dividends payable		–		3,175		–
Fund shares redeemed		2,769		2,111		292
Investment securities purchased		9,326		4,056		4,578
	Total Liabilities	13,986		10,773		5,518
Net Assets Applicable to Outstanding Shares		$2,034,713		$2,538,176		$509,082
Net Assets Consist of:
Capital shares and additional paid-in-capital		$1,401,816		$2,544,268		$369,148
Accumulated undistributed (overdistributed) net investment income (loss)		4,917		3,154		9
Accumulated undistributed (overdistributed) net realized gain (loss)		(2,341)		(20,120)		45,620
Net unrealized appreciation (depreciation) of investments		630,321		10,874		94,305
	Total Net Assets	$2,034,713		$2,538,176		$509,082
Capital Stock (par value: $.01 per share):
Shares authorized		950,000		820,000		725,000
Net Asset Value Per Share:
Class A: Net Assets		$208,670		$277,110		$189,911
Shares Issued and Outstanding		9,377		22,655		8,734
Net Asset Value per share		$22.25		$12.23		$21.74
Maximum Offering Price		$23.54		$12.51		$23.01
Class B: Net Assets		$3,588		N/A		$2,705
Shares Issued and Outstanding		163				137
Net Asset Value per share		$21.98	(a)			$19.74	(a)
Class C: Net Assets		$33,740		$90,275		$15,737
Shares Issued and Outstanding		1,537		7,376		766
Net Asset Value per share		$21.95	(a)	$12.24	(a)	$20.53	(a)
Class J: Net Assets		$182,382		$120,296		$200,333
Shares Issued and Outstanding		8,405		9,839		9,550
Net Asset Value per share		$21.70	(a)	$12.23	(a)	$20.98	(a)
Class P: Net Assets		$43,891		$72,897		$78
Shares Issued and Outstanding		1,973		5,961		3
Net Asset Value per share		$22.24		$12.23		$22.76
Institutional: Net Assets		$1,247,104		$1,936,142		$72,583
Shares Issued and Outstanding		56,021		158,370		3,188
Net Asset Value per share		$22.26		$12.23		$22.77
R-1: Net Assets		$7,138		$1,468		$2,079
Shares Issued and Outstanding		324		120		99
Net Asset Value per share		$22.01		$12.23		$21.13
R-2: Net Assets		$17,507		$1,957		$2,956
Shares Issued and Outstanding		821		160		139
Net Asset Value per share		$21.34		$12.23		$21.27
R-3: Net Assets		$56,032		$14,472		$6,628
Shares Issued and Outstanding		2,572		1,183		305
Net Asset Value per share		$21.79		$12.23		$21.77
R-4: Net Assets		$67,466		$14,272		$4,052
Shares Issued and Outstanding		3,126		1,167		181
Net Asset Value per share		$21.58		$12.23		$22.34
R-5: Net Assets		$167,195		$9,287		$12,020
Shares Issued and Outstanding		7,733		759		530
Net Asset Value per share		$21.62		$12.24		$22.66

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL FUNDS, INC. October 31, 2014
		SmallCap		Tax-Exempt
Amounts in thousands, except per share amounts		Value Fund II		Bond Fund
Investment in securities--at cost		$1,272,962		$199,631
Assets
Investment in securities--at value		$1,565,295		$220,658
Cash		682		1,986
Deposits with counterparty		3,000		–
Receivables:
Dividends and interest		370		3,326
Expense reimbursement from Manager		33		5
Fund shares sold		100		820
Investment securities sold		3,574		–
Variation margin on financial derivative instruments		982		–
Other assets		–		9
	Total Assets	1,574,036		226,804
Liabilities
Accrued management and investment advisory fees		1,228		83
Accrued administrative service fees		2		–
Accrued distribution fees		9		53
Accrued service fees		11		–
Accrued transfer agent fees		11		16
Accrued other expenses		38		36
Payables:
Dividends payable		–		865
Fund shares redeemed		3,167		271
Interest expense and fees payable		–		16
Investment securities purchased		6,774		–
Floating rate notes issued		–		7,621
	Total Liabilities	11,240		8,961
Net Assets Applicable to Outstanding Shares		$1,562,796		$217,843
Net Assets Consist of:
Capital shares and additional paid-in-capital		$1,141,338		$217,897
Accumulated undistributed (overdistributed) net investment income (loss)		1,046		1,030
Accumulated undistributed (overdistributed) net realized gain (loss)		124,923		(22,111)
Net unrealized appreciation (depreciation) of investments		295,489		21,027
	Total Net Assets	$1,562,796		$217,843
Capital Stock (par value: $.01 per share):
Shares authorized		725,000		400,000
Net Asset Value Per Share:
Class A: Net Assets		$223		$207,234
Shares Issued and Outstanding		16		27,912
Net Asset Value per share		$14.08		$7.42
Maximum Offering Price		$14.90		$7.71
Class B: Net Assets		N/A		$708
Shares Issued and Outstanding				95
Net Asset Value per share				$7.42	(a)
Class C: Net Assets		N/A		$9,901
Shares Issued and Outstanding				1,330
Net Asset Value per share				$7.44	(a)
Class J: Net Assets		$19,885		N/A
Shares Issued and Outstanding		1,436
Net Asset Value per share		$13.85	(a)
Class P: Net Assets		$15		N/A
Shares Issued and Outstanding		1
Net Asset Value per share		$14.09
Institutional: Net Assets		$1,489,023		N/A
Shares Issued and Outstanding		105,572
Net Asset Value per share		$14.10
R-1: Net Assets		$1,870		N/A
Shares Issued and Outstanding		141
Net Asset Value per share		$13.30
R-2: Net Assets		$4,588		N/A
Shares Issued and Outstanding		342
Net Asset Value per share		$13.40
R-3: Net Assets		$11,532		N/A
Shares Issued and Outstanding		840
Net Asset Value per share		$13.72
R-4: Net Assets		$13,254		N/A
Shares Issued and Outstanding		959
Net Asset Value per share		$13.83
R-5: Net Assets		$22,406		N/A
Shares Issued and Outstanding		1,608
Net Asset Value per share		$13.93

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

	Bond & Mortgage	California	Diversified
Amounts in thousands	Securities Fund	Municipal Fund	International Fund
Net Investment Income (Loss)
Income:
Dividends	$720	$ –	$145,457
Withholding tax	–	–	(16,679)
Interest	81,384	9,691	24
Total Income	82,104	9,691	128,802
Expenses:
Management and investment advisory fees	13,883	862	44,146
Distribution fees - Class A	260	453	660
Distribution fees - Class B	13	6	44
Distribution fees - Class C	66	97	133
Distribution fees - Class J	477	N/A	581
Distribution fees - R-1	19	N/A	24
Distribution fees - R-2	39	N/A	32
Distribution fees - R-3	76	N/A	137
Distribution fees - R-4	28	N/A	46
Administrative service fees - R-1	15	N/A	19
Administrative service fees - R-2	26	N/A	21
Administrative service fees - R-3	21	N/A	38
Administrative service fees - R-4	9	N/A	14
Administrative service fees - R-5	5	N/A	9
Registration fees - Class A	19	20	20
Registration fees - Class B	17	16	17
Registration fees - Class C	15	16	16
Registration fees - Class J	15	N/A	18
Registration fees - Class P	N/A	N/A	15
Registration fees - Institutional	159	N/A	47
Service fees - R-1	14	N/A	17
Service fees - R-2	33	N/A	26
Service fees - R-3	76	N/A	137
Service fees - R-4	70	N/A	115
Service fees - R-5	114	N/A	213
Shareholder reports - Class A	32	9	69
Shareholder reports - Class B	1	–	4
Shareholder reports - Class C	2	1	3
Shareholder reports - Class J	67	N/A	68
Shareholder reports - Institutional	1	N/A	20
Transfer agent fees - Class A	203	58	522
Transfer agent fees - Class B	11	6	21
Transfer agent fees - Class C	18	10	30
Transfer agent fees - Class J	198	N/A	272
Transfer agent fees - Class P	N/A	N/A	4
Transfer agent fees - Institutional	2	N/A	119
Custodian fees	29	2	680
Directors' expenses	38	5	81
Interest expense and fees	–	79	–
Professional fees	34	28	71
Other expenses	15	2	32
Total Gross Expenses	16,120	1,670	48,541
Less: Reimbursement from Manager - Class A	134	–	–
Less: Reimbursement from Manager - Class B	28	20	15
Less: Reimbursement from Manager - Class C	20	–	19
Less: Reimbursement from Manager - Class P	N/A	N/A	15
Less: Reimbursement from Manager - Institutional	10	N/A	–
Less: Reimbursement from Distributor - Class J	70	N/A	83
Total Net Expenses	15,858	1,650	48,409
Net Investment Income (Loss)	66,246	8,041	80,393

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	31,510	(1,654)	227,941
Foreign currency transactions	129	–	(2,679)
Futures contracts	(707)	–	–
Swap agreements	(2,395)	–	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $884, respectively) .	16,961	15,116	(140,523)
Futures contracts	(522)	–	–
Swap agreements	(545)	–	–
Translation of assets and liabilities in foreign currencies	288	–	(347)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	44,719	13,462	84,392
Net Increase (Decrease) in Net Assets Resulting from Operations	$110,965	$21,503	$164,785

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

		Global Diversified	Global Real Estate
Amounts in thousands	Equity Income Fund	Income Fund	Securities Fund
Net Investment Income (Loss)
Income:
Dividends	$182,863	$129,327	$49,339
Withholding tax	(4,553)	(5,001)	(2,460)
Interest	46	359,998	7
Total Income	178,356	484,324	46,886
Expenses:
Management and investment advisory fees	28,707	63,649	16,566
Distribution fees - Class A	2,424	6,543	222
Distribution fees - Class B	420	N/A	N/A
Distribution fees - Class C	1,780	25,327	372
Distribution fees - R-1	12	N/A	N/A
Distribution fees - R-2	26	N/A	N/A
Distribution fees - R-3	196	N/A	N/A
Distribution fees - R-4	56	N/A	N/A
Administrative service fees - R-1	9	N/A	N/A
Administrative service fees - R-2	17	N/A	N/A
Administrative service fees - R-3	55	N/A	N/A
Administrative service fees - R-4	17	N/A	N/A
Administrative service fees - R-5	16	N/A	N/A
Registration fees - Class A	33	57	25
Registration fees - Class B	17	N/A	N/A
Registration fees - Class C	19	68	27
Registration fees - Class P	27	181	36
Registration fees - Institutional	20	91	86
Service fees - R-1	9	N/A	N/A
Service fees - R-2	22	N/A	N/A
Service fees - R-3	196	N/A	N/A
Service fees - R-4	139	N/A	N/A
Service fees - R-5	391	N/A	N/A
Shareholder reports - Class A	115	416	12
Shareholder reports - Class B	12	N/A	N/A
Shareholder reports - Class C	17	380	6
Shareholder reports - Class P	7	332	9
Shareholder reports - Institutional	7	77	28
Transfer agent fees - Class A	1,153	2,167	131
Transfer agent fees - Class B	47	N/A	N/A
Transfer agent fees - Class C	184	2,287	63
Transfer agent fees - Class P	76	1,917	91
Transfer agent fees - Institutional	211	370	179
Custodian fees	92	319	105
Directors' expenses	83	127	30
Dividends and interest on securities sold short	–	7,887	–
Professional fees	34	57	31
Other expenses	42	101	9
Total Expenses	36,688	112,353	18,028
Net Investment Income (Loss)	141,668	371,971	28,858

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	145,109	246,968	35,081
Foreign currency transactions	(24)	10,636	(50)
Options and swaptions	–	(2,407)	–
Change in unrealized appreciation/depreciation of:
Investments	545,848	61,023	156,289
Options and swaptions	–	(46,669)	–
Short sales	–	(1)	–
Translation of assets and liabilities in foreign currencies	(5)	7,726	(119)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	690,928	277,276	191,201
Net Increase (Decrease) in Net Assets Resulting from Operations	$832,596	$649,247	$220,059

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

	Government & High
Amounts in thousands	Quality Bond Fund	High Yield Fund	High Yield Fund I
Net Investment Income (Loss)
Income:
Dividends	$–	$2,414	$1,224
Interest	51,537	258,779	101,157
Total Income	51,537	261,193	102,381
Expenses:
Management and investment advisory fees	8,562	20,618	10,548
Distribution fees - Class A	849	4,284	66
Distribution fees - Class B	47	293	N/A
Distribution fees - Class C	668	5,358	N/A
Distribution fees - Class J	386	N/A	N/A
Distribution fees - R-1	9	N/A	N/A
Distribution fees - R-2	15	N/A	N/A
Distribution fees - R-3	42	N/A	N/A
Distribution fees - R-4	11	N/A	N/A
Administrative service fees - R-1	7	N/A	N/A
Administrative service fees - R-2	10	N/A	N/A
Administrative service fees - R-3	12	N/A	N/A
Administrative service fees - R-4	3	N/A	N/A
Administrative service fees - R-5	2	N/A	N/A
Registration fees - Class A	31	78	32
Registration fees - Class B	15	18	N/A
Registration fees - Class C	18	28	N/A
Registration fees - Class J	19	N/A	N/A
Registration fees - Class P	15	107	N/A
Registration fees - Institutional	25	67	42
Service fees - R-1	7	N/A	N/A
Service fees - R-2	12	N/A	N/A
Service fees - R-3	42	N/A	N/A
Service fees - R-4	27	N/A	N/A
Service fees - R-5	46	N/A	N/A
Shareholder reports - Class A	52	272	8
Shareholder reports - Class B	2	6	N/A
Shareholder reports - Class C	8	59	N/A
Shareholder reports - Class J	39	N/A	N/A
Shareholder reports - Class P	1	67	N/A
Shareholder reports - Institutional	1	74	7
Transfer agent fees - Class A	379	2,542	72
Transfer agent fees - Class B	16	36	N/A
Transfer agent fees - Class C	69	466	N/A
Transfer agent fees - Class J	142	N/A	N/A
Transfer agent fees - Class P	4	940	N/A
Transfer agent fees - Institutional	19	615	67
Custodian fees	8	16	30
Directors' expenses	27	63	26
Professional fees	33	38	32
Other expenses	12	46	14
Total Gross Expenses	11,692	36,091	10,944
Less: Reimbursement from Manager - Class A	–	–	68
Less: Reimbursement from Manager - Class B	27	–	N/A
Less: Reimbursement from Manager - Class C	11	–	N/A
Less: Reimbursement from Manager - Class P	4	–	N/A
Less: Reimbursement from Manager - R-1	3	N/A	N/A
Less: Reimbursement from Manager - R-2	5	N/A	N/A
Less: Reimbursement from Manager - R-3	16	N/A	N/A
Less: Reimbursement from Manager - R-4	10	N/A	N/A
Less: Reimbursement from Manager - R-5	18	N/A	N/A
Less: Reimbursement from Distributor - Class A	340	–	–
Less: Reimbursement from Distributor - Class J	57	N/A	N/A
Total Net Expenses	11,201	36,091	10,876
Net Investment Income (Loss)	40,336	225,102	91,505

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	8,269	43,470	16,019
Foreign currency transactions	–	4,983	(14)
Swap agreements	–	45	–
Change in unrealized appreciation/depreciation of:
Investments	10,453	(64,060)	(27,127)
Swap agreements	–	304	–
Translation of assets and liabilities in foreign currencies	–	1,176	(2)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	18,722	(14,082)	(11,124)
Net Increase (Decrease) in Net Assets Resulting from Operations	$59,058	$211,020	$80,381

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

			International
		Inflation	Emerging
Amounts in thousands	Income Fund	Protection Fund	Markets Fund
Net Investment Income (Loss)
Income:
Dividends	$–	$24	$56,396
Withholding tax	–	–	(7,248)
Interest	107,064	15,912	9
Total Income	107,064	15,936	49,157
Expenses:
Management and investment advisory fees	12,669	3,690	22,870
Distribution fees - Class A	689	39	237
Distribution fees - Class B	74	N/A	39
Distribution fees - Class C	667	45	109
Distribution fees - Class J	247	25	382
Distribution fees - R-1	27	3	14
Distribution fees - R-2	5	2	18
Distribution fees - R-3	56	14	42
Distribution fees - R-4	19	2	17
Administrative service fees - R-1	22	2	11
Administrative service fees - R-2	3	1	12
Administrative service fees - R-3	15	4	12
Administrative service fees - R-4	6	1	5
Administrative service fees - R-5	3	1	3
Registration fees - Class A	27	18	18
Registration fees - Class B	16	N/A	17
Registration fees - Class C	18	15	16
Registration fees - Class J	21	20	17
Registration fees - Class P	17	N/A	15
Registration fees - Institutional	49	39	34
Service fees - R-1	19	2	10
Service fees - R-2	4	2	15
Service fees - R-3	56	14	42
Service fees - R-4	47	5	43
Service fees - R-5	80	19	78
Shareholder reports - Class A	34	6	32
Shareholder reports - Class B	2	N/A	3
Shareholder reports - Class C	10	2	4
Shareholder reports - Class J	16	4	48
Shareholder reports - Class P	1	N/A	–
Shareholder reports - Institutional	19	1	22
Transfer agent fees - Class A	275	25	232
Transfer agent fees - Class B	13	N/A	18
Transfer agent fees - Class C	91	12	34
Transfer agent fees - Class J	97	18	186
Transfer agent fees - Class P	9	N/A	4
Transfer agent fees - Institutional	112	1	117
Custodian fees	6	12	725
Directors' expenses	39	16	31
Professional fees	34	30	81
Other expenses	14	6	14
Total Gross Expenses	15,628	4,096	25,627
Less: Reimbursement from Manager - Class A	–	9	–
Less: Reimbursement from Manager - Class B	–	N/A	15
Less: Reimbursement from Manager - Class C	–	18	–
Less: Reimbursement from Manager - Class P	–	N/A	16
Less: Reimbursement from Distributor - Class J	35	4	57
Total Net Expenses	15,593	4,065	25,539
Net Investment Income (Loss)	91,471	11,871	23,618

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	6,938	(2,958)	16,502
Foreign currency transactions	–	6,299	(1,904)
Futures contracts	–	(6,354)	–
Options and swaptions	–	38	–
Swap agreements	–	(1,389)	–
Change in unrealized appreciation/depreciation of:
Investments	27,302	9,505	(28,853)
Futures contracts	–	(1,719)	–
Options and swaptions	–	57	–
Swap agreements	–	3	–
Translation of assets and liabilities in foreign currencies	–	364	(85)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	34,240	3,846	(14,340)
Net Increase (Decrease) in Net Assets Resulting from Operations	$125,711	$15,717	$9,278

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

	International	LargeCap	LargeCap
Amounts in thousands	Fund I (a)	Growth Fund	Growth Fund I (b)
Net Investment Income (Loss)
Income:
Dividends	$14,295	$28,793	$59,401
Withholding tax	(1,538)	(72)	(213)
Interest	4	13	65
Total Income	12,761	28,734	59,253
Expenses:
Management and investment advisory fees	4,328	19,921	44,159
Distribution fees - Class A	–	905	12
Distribution fees - Class B	N/A	62	N/A
Distribution fees - Class C	N/A	153	N/A
Distribution fees - Class J	N/A	170	288
Distribution fees - R-1	16	24	29
Distribution fees - R-2	11	21	64
Distribution fees - R-3	15	53	407
Distribution fees - R-4	7	16	98
Administrative service fees - R-1	13	19	23
Administrative service fees - R-2	7	14	43
Administrative service fees - R-3	4	15	114
Administrative service fees - R-4	2	5	29
Administrative service fees - R-5	1	7	29
Registration fees - Class A	17	21	17
Registration fees - Class B	N/A	16	N/A
Registration fees - Class C	N/A	16	N/A
Registration fees - Class J	N/A	17	20
Registration fees - Class P	16	15	16
Registration fees - Institutional	29	34	46
Service fees - R-1	11	17	21
Service fees - R-2	9	17	53
Service fees - R-3	16	53	407
Service fees - R-4	17	40	244
Service fees - R-5	21	178	733
Shareholder reports - Class A	1	94	1
Shareholder reports - Class B	N/A	3	N/A
Shareholder reports - Class C	N/A	3	N/A
Shareholder reports - Class J	N/A	15	20
Shareholder reports - Class P	1	1	1
Shareholder reports - Institutional	35	(7)	34
Transfer agent fees - Class A	3	594	15
Transfer agent fees - Class B	N/A	21	N/A
Transfer agent fees - Class C	N/A	26	N/A
Transfer agent fees - Class J	N/A	79	128
Transfer agent fees - Class P	–	8	–
Transfer agent fees - Institutional	118	710	1,075
Custodian fees	173	3	26
Directors' expenses	10	51	107
Professional fees	52	29	39
Other expenses	7	19	54
Total Gross Expenses	4,940	23,458	48,352
Less: Reimbursement from Manager	137	–	1,172
Less: Reimbursement from Manager - Class A	20	–	12
Less: Reimbursement from Manager - Class B	N/A	2	N/A
Less: Reimbursement from Manager - Class P	17	2	18
Less: Reimbursement from Distributor - Class J	N/A	24	40
Total Net Expenses	4,766	23,430	47,110
Net Investment Income (Loss)	7,995	5,304	12,143

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	112,727	355,410	682,046
Foreign currency transactions	(471)	–	–
Futures contracts	2,675	–	30,395
Change in unrealized appreciation/depreciation of:
Investments	(93,967)	90,615	190,301
Futures contracts	(297)	–	(2,009)
Translation of assets and liabilities in foreign currencies	(193)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	20,474	446,025	900,733
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,469	$451,329	$912,876

(a)	Class A and Class P shares commenced operations on June 3, 2014.
(b)	Class P shares commenced operations on June 3, 2014

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

	LargeCap S&P 500	LargeCap
Amounts in thousands	Index Fund	Value Fund (a)	MidCap Fund
Net Investment Income (Loss)
Income:
Dividends	$78,769	$71,083	$91,579
Withholding tax	(14)	–	(710)
Interest	36	8	2
Total Income	78,791	71,091	90,871
Expenses:
Management and investment advisory fees	5,983	14,412	48,621
Distribution fees - Class A	342	523	4,961
Distribution fees - Class B	N/A	16	142
Distribution fees - Class C	216	78	3,514
Distribution fees - Class J	1,321	204	812
Distribution fees - R-1	65	5	90
Distribution fees - R-2	119	12	125
Distribution fees - R-3	596	10	389
Distribution fees - R-4	198	3	164
Administrative service fees - R-1	52	4	72
Administrative service fees - R-2	80	8	83
Administrative service fees - R-3	167	3	109
Administrative service fees - R-4	59	1	49
Administrative service fees - R-5	38	1	24
Registration fees - Class A	23	22	23
Registration fees - Class B	N/A	17	17
Registration fees - Class C	19	16	29
Registration fees - Class J	26	18	20
Registration fees - Class P	N/A	17	137
Registration fees - Institutional	29	1	166
Service fees - R-1	46	4	65
Service fees - R-2	100	10	104
Service fees - R-3	596	10	389
Service fees - R-4	495	7	409
Service fees - R-5	962	23	593
Shareholder reports - Class A	48	54	351
Shareholder reports - Class B	N/A	1	8
Shareholder reports - Class C	2	2	57
Shareholder reports - Class J	87	18	57
Shareholder reports - Class P	N/A	1	231
Shareholder reports - Institutional	20	20	302
Transfer agent fees - Class A	358	330	2,759
Transfer agent fees - Class B	N/A	12	37
Transfer agent fees - Class C	29	19	442
Transfer agent fees - Class J	386	95	165
Transfer agent fees - Class P	N/A	–	1,443
Transfer agent fees - Institutional	121	119	2,261
Custodian fees	11	7	10
Directors' expenses	60	58	126
Professional fees	31	29	39
Other expenses	68	13	82
Total Gross Expenses	12,753	16,203	69,477
Less: Reimbursement from Manager - Class B	N/A	21	–
Less: Reimbursement from Manager - Class C	19	13	–
Less: Reimbursement from Manager - Class P	N/A	17	–
Less: Reimbursement from Distributor - Class J	184	29	117
Total Net Expenses	12,550	16,123	69,360
Net Investment Income (Loss)	66,241	54,968	21,511

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	87,870	341,832	466,295
Foreign currency transactions	–	–	30
Futures contracts	14,353	5,620	–
Change in unrealized appreciation/depreciation of:
Investments	451,981	32,695	538,046
Futures contracts	(803)	(984)	–
Translation of assets and liabilities in foreign currencies	–	–	(1)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	553,401	379,163	1,004,370
Net Increase (Decrease) in Net Assets Resulting from Operations	$619,642	$434,131	$1,025,881

(a) Class P shares commenced operations on June 3, 2014.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

	MidCap		Principal Capital
Amounts in thousands	Value Fund III (a)	Money Market Fund	Appreciation Fund
Net Investment Income (Loss)
Income:
Dividends	$16,887	$–	$41,284
Withholding tax	(8)	–	(190)
Interest	13	1,806	9
Total Income	16,892	1,806	41,103
Expenses:
Management and investment advisory fees	5,601	4,274	10,793
Distribution fees - Class A	1	N/A	1,937
Distribution fees - Class B	N/A	47	259
Distribution fees - Class C	N/A	173	395
Distribution fees - Class J	310	649	N/A
Distribution fees - R-1	2	N/A	6
Distribution fees - R-2	4	N/A	7
Distribution fees - R-3	16	N/A	53
Distribution fees - R-4	9	N/A	15
Administrative service fees - R-1	2	N/A	5
Administrative service fees - R-2	3	N/A	5
Administrative service fees - R-3	4	N/A	15
Administrative service fees - R-4	3	N/A	4
Administrative service fees - R-5	1	N/A	3
Registration fees - Class A	17	111	12
Registration fees - Class B	N/A	19	17
Registration fees - Class C	N/A	21	19
Registration fees - Class J	17	40	N/A
Registration fees - Class P	16	N/A	15
Registration fees - Institutional	3	54	18
Service fees - R-1	2	N/A	4
Service fees - R-2	3	N/A	6
Service fees - R-3	16	N/A	54
Service fees - R-4	22	N/A	37
Service fees - R-5	36	N/A	88
Shareholder reports - Class A	1	51	144
Shareholder reports - Class B	N/A	1	12
Shareholder reports - Class C	N/A	2	8
Shareholder reports - Class J	27	85	N/A
Shareholder reports - Class P	1	N/A	3
Shareholder reports - Institutional	–	2	9
Transfer agent fees - Class A	3	477	703
Transfer agent fees - Class B	N/A	10	33
Transfer agent fees - Class C	N/A	24	56
Transfer agent fees - Class J	111	321	N/A
Transfer agent fees - Class P	1	N/A	19
Transfer agent fees - Institutional	29	13	35
Custodian fees	20	11	10
Directors' expenses	16	19	38
Professional fees	27	30	27
Other expenses	4	12	17
Total Gross Expenses	6,328	6,446	14,881
Less: Reimbursement from Manager	122	–	–
Less: Reimbursement from Manager - Class A	19	1,712	–
Less: Reimbursement from Manager - Class B	N/A	77	–
Less: Reimbursement from Manager - Class C	N/A	87	–
Less: Reimbursement from Manager - Class J	–	1,681	N/A
Less: Reimbursement from Manager - Class P	17	N/A	–
Less: Reimbursement from Manager - Institutional	–	877	–
Less: Reimbursement from Distributor - Class B	N/A	12	–
Less: Reimbursement from Distributor - Class C	N/A	174	–
Less: Reimbursement from Distributor - Class J	44	22	N/A
Total Net Expenses	6,126	1,804	14,881
Net Investment Income (Loss)	10,766	2	26,222

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	64,992	219	109,057
Futures contracts	3,892	–	–
Change in unrealized appreciation/depreciation of:
Investments	26,215	–	205,161
Futures contracts	(207)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	94,892	219	314,218
Net Increase (Decrease) in Net Assets Resulting from Operations	$105,658	$221	$340,440

(a) Class A and Class P shares commenced operations on June 3, 2014.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

	Real Estate	Short-Term	SmallCap
Amounts in thousands	Securities Fund	Income Fund	Blend Fund (a)
Net Investment Income (Loss)
Income:
Dividends	$35,800	$ –	$5,379
Interest	2	44,859	2
Total Income	35,802	44,859	5,381
Expenses:
Management and investment advisory fees	13,398	8,747	3,875
Distribution fees - Class A	437	471	478
Distribution fees - Class B	35	N/A	31
Distribution fees - Class C	286	960	151
Distribution fees - Class J	429	340	588
Distribution fees - R-1	22	6	8
Distribution fees - R-2	47	5	9
Distribution fees - R-3	126	29	16
Distribution fees - R-4	54	7	4
Administrative service fees - R-1	18	4	7
Administrative service fees - R-2	31	4	6
Administrative service fees - R-3	35	8	5
Administrative service fees - R-4	16	2	1
Administrative service fees - R-5	14	1	1
Registration fees - Class A	27	35	23
Registration fees - Class B	17	N/A	16
Registration fees - Class C	18	21	16
Registration fees - Class J	22	25	18
Registration fees - Class P	20	26	16
Registration fees - Institutional	99	85	17
Service fees - R-1	16	4	6
Service fees - R-2	39	5	8
Service fees - R-3	126	28	15
Service fees - R-4	136	18	11
Service fees - R-5	352	16	31
Shareholder reports - Class A	42	32	48
Shareholder reports - Class B	2	N/A	2
Shareholder reports - Class C	6	11	3
Shareholder reports - Class J	66	24	51
Shareholder reports - Class P	5	2	–
Shareholder reports - Institutional	87	27	–
Transfer agent fees - Class A	307	292	347
Transfer agent fees - Class B	14	N/A	14
Transfer agent fees - Class C	51	107	30
Transfer agent fees - Class J	212	117	208
Transfer agent fees - Class P	32	41	–
Transfer agent fees - Institutional	489	233	4
Custodian fees	3	7	6
Directors' expenses	24	34	10
Professional fees	25	33	22
Other expenses	17	16	5
Total Gross Expenses	17,202	11,823	6,107
Less: Reimbursement from Manager - Class B	21	N/A	16
Less: Reimbursement from Manager - Class P	–	–	17
Less: Reimbursement from Manager - R-4	–	1	–
Less: Reimbursement from Distributor - Class J	57	50	84
Total Net Expenses	17,124	11,772	5,990
Net Investment Income (Loss)	18,678	33,087	(609)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	23,520	7,291	63,160
Futures contracts	–	–	1,325
Change in unrealized appreciation/depreciation of:
Investments	289,137	(12,438)	(24,061)
Futures contracts	–	–	(110)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	312,657	(5,147)	40,314
Net Increase (Decrease) in Net Assets Resulting from Operations	$331,335	$27,940	$39,705

(a) Class P shares commenced operations on June 3, 2014.

See accompanying notes.

STATEMENTS OF OPERATIONS PRINCIPAL FUNDS, INC. Year Ended October 31, 2014
	SmallCap	Tax-Exempt
Amounts in thousands	Value Fund II	Bond Fund
Net Investment Income (Loss)
Income:
Dividends	$19,214	$–
Withholding tax	(7)	–
Interest	23	10,998
Total Income	19,230	10,998
Expenses:
Management and investment advisory fees	15,444	959
Distribution fees - Class A	–	508
Distribution fees - Class B	N/A	8
Distribution fees - Class C	N/A	92
Distribution fees - Class J	55	N/A
Distribution fees - R-1	7	N/A
Distribution fees - R-2	16	N/A
Distribution fees - R-3	31	N/A
Distribution fees - R-4	13	N/A
Administrative service fees - R-1	5	N/A
Administrative service fees - R-2	11	N/A
Administrative service fees - R-3	9	N/A
Administrative service fees - R-4	4	N/A
Administrative service fees - R-5	2	N/A
Registration fees - Class A	17	23
Registration fees - Class B	N/A	17
Registration fees - Class C	N/A	18
Registration fees - Class J	17	N/A
Registration fees - Class P	16	N/A
Registration fees - Institutional	20	N/A
Service fees - R-1	5	N/A
Service fees - R-2	14	N/A
Service fees - R-3	31	N/A
Service fees - R-4	32	N/A
Service fees - R-5	59	N/A
Shareholder reports - Class A	1	18
Shareholder reports - Class B	N/A	1
Shareholder reports - Class C	N/A	1
Shareholder reports - Class J	6	N/A
Shareholder reports - Institutional	16	N/A
Transfer agent fees - Class A	3	83
Transfer agent fees - Class B	N/A	7
Transfer agent fees - Class C	N/A	13
Transfer agent fees - Class J	33	N/A
Transfer agent fees - Institutional	86	N/A
Custodian fees	47	2
Directors' expenses	26	5
Interest expense and fees	–	60
Professional fees	28	28
Other expenses	10	3
Total Gross Expenses	16,064	1,846
Less: Reimbursement from Manager	379	–
Less: Reimbursement from Manager - Class A	20	–
Less: Reimbursement from Manager - Class B	N/A	23
Less: Reimbursement from Manager - Class C	N/A	20
Less: Reimbursement from Manager - Class P	17	N/A
Less: Reimbursement from Distributor - Class J	8	N/A
Total Net Expenses	15,640	1,803
Net Investment Income (Loss)	3,590	9,195

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	132,032	(1,982)
Futures contracts	4,628	–
Change in unrealized appreciation/depreciation of:
Investments	1,248	14,045
Futures contracts	1,258	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	139,166	12,063
Net Increase (Decrease) in Net Assets Resulting from Operations	$142,756	$21,258

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Bond & Mortgage Securities Fund
													Year Ended			Year Ended
													October 31, 2014			October 31, 2013
Operations
Net investment income (loss)													$	66,246			$58,461
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														28,537			7,099
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														16,182			(72,773)
			Net Increase (Decrease) in Net Assets Resulting from Operations											110,965			(7,213)

Dividends and Distributions to Shareholders
From net investment income															(73,012)		(57,577)
								Total Dividends and Distributions							(73,012)		(57,577)

Capital Share Transactions
Net increase (decrease) in capital share transactions														1,568,219			60,118
							Total Increase (Decrease) in Net Assets							1,606,172			(4,672)

Net Assets
Beginning of period														2,343,387			2,348,059
End of period (including undistributed net investment income as set forth below)														$3,949,559			$2,343,387
Undistributed (overdistributed) net investment income (loss)													$	1,288			$5,447

	Class A		Class B		Class C		Class J	Institutional	R-1		R-2		R-3	R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$10,462		$5		$949		$13,189	$1,668,533	$977		$3,424		$5,145	$6,468		$9,858
Reinvested	2,351		21		92		3,877	63,712	100		264		661	652		1,138
Redeemed	(19,329)		(468)		(1,450)		(26,874)	(133,460)	(2,469)		(8,049)		(11,688)		(10,773)	(9,099)
Net Increase (Decrease)	$(6,516	) $	(442	) $	(409	) $	(9,808)	$ 1,598,785	$(1,392	) $	(4,361	) $	(5,882)	$(3,653	) $	1,897
Shares:
Sold	964		–		87		1,203	152,458	90		316		476	586		912
Reinvested	216		2		9		353	5,844	9		24		61	59		105
Redeemed	(1,779)		(43)		(134)		(2,457)	(12,260)	(226)		(746)		(1,080)		(979)	(842)
Net Increase (Decrease)	(599)		(41)		(38)		(901)	146,042	(127)		(406)		(543)		(334)	175
Year Ended October 31, 2013
Dollars:
Sold	$9,361		$129		$2,197		$15,375	$276,745	$1,034		$3,498		$6,326	$5,640		$10,847
Reinvested	2,413		37		100		3,938	47,838	142		308		699	741		1,207
Redeemed	(29,381)		(2,215)		(3,946)		(41,392)	(175,397)	(6,614)		(7,729)		(12,211)		(12,276)	(37,296)
Net Increase (Decrease)	$(17,607	) $	(2,049	) $	(1,649)		$ (22,079)	$ 149,186	$(5,438	) $	(3,923	) $	(5,186)	$(5,895)		$ (25,242)
Shares:
Sold	853		12		199		1,391	25,228	94		320		581	506		997
Reinvested	221		3		9		359	4,390	13		29		64	67		111
Redeemed	(2,699)		(201)		(362)		(3,772)	(16,100)	(604)		(713)		(1,121)		(1,113)	(3,411)
Net Increase (Decrease)	(1,625)		(186)		(154)		(2,022)	13,518	(497)		(364)		(476)		(540)	(2,303)

Distributions:
Year Ended October 31, 2014
From net investment income	$(2,461	) $	(22	) $	(99	) $	(3,900)	$ (63,715)	$(100	) $	(264	) $	(661)	$(652	) $	(1,138)
From net realized gain on
investments	–		–		–		–	–	–		–		–	–		–
Total Dividends and Distributions	$(2,461	) $	(22	) $	(99	) $	(3,900)	$ (63,715)	$(100	) $	(264	) $	(661)	$(652	) $	(1,138)
Year Ended October 31, 2013
From net investment income	$(2,516	) $	(38	) $	(110	) $	(3,974)	$ (47,842)	$(142	) $	(308	) $	(699)	$(741	) $	(1,207)
From net realized gain on
investments	–		–		–		–	–	–		–		–	–		–
Total Dividends and Distributions	$(2,516	) $	(38	) $	(110	) $	(3,974)	$ (47,842)	$(142	) $	(308	) $	(699)	$(741	) $	(1,207)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						California Municipal Fund
						Year Ended	Year Ended
						October 31, 2014	October 31, 2013
Operations
Net investment income (loss)						$8,041	$8,971
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(1,654)	16
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						15,116	(15,089)
			Net Increase (Decrease) in Net Assets Resulting from Operations			21,503	(6,102)

Dividends and Distributions to Shareholders
From net investment income						(7,623)	(9,071)
					Total Dividends and Distributions	(7,623)	(9,071)

Capital Share Transactions
Net increase (decrease) in capital share transactions						40,983	(36,426)
					Total Increase (Decrease) in Net Assets	54,863	(51,599)

Net Assets
Beginning of period						172,704	224,303
End of period (including undistributed net investment income as set forth below)						$227,567	$172,704
Undistributed (overdistributed) net investment income (loss)						$705	$407

	Class A		Class B		Class C
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$71,192		$2		$4,564
Reinvested	6,622		19		274
Redeemed	(38,829)		(562)		(2,299)
Net Increase (Decrease)	$38,985		$(541	) $	2,539
Shares:
Sold	6,942		–		449
Reinvested	652		2		27
Redeemed	(3,849)		(55)		(228)
Net Increase (Decrease)	3,745		(53)		248
Year Ended October 31, 2013
Dollars:
Sold	$34,654		$1		$2,402
Reinvested	7,791		41		319
Redeemed	(76,695)		(795)		(4,144)
Net Increase (Decrease)	$(34,250	) $	(753	) $	(1,423)
Shares:
Sold	3,358		–		231
Reinvested	766		4		32
Redeemed	(7,655)		(78)		(415)
Net Increase (Decrease)	(3,531)		(74)		(152)

Distributions:
Year Ended October 31, 2014
From net investment income	$(7,308	) $	(19	) $	(296)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions	$(7,308	) $	(19	) $	(296)
Year Ended October 31, 2013
From net investment income	$(8,694	) $	(41	) $	(336)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions	$(8,694	) $	(41	) $	(336)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Diversified International Fund
										Year Ended		Year Ended
										October 31, 2014		October 31, 2013
Operations
Net investment income (loss)										$	80,393	$	76,677
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											225,262		159,483
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(140,870)		582,735
		Net Increase (Decrease) in Net Assets Resulting from Operations									164,785		818,895

Dividends and Distributions to Shareholders
From net investment income											(95,806)		(73,597)
						Total Dividends and Distributions					(95,806)		(73,597)

Capital Share Transactions
Net increase (decrease) in capital share transactions											540,865		692,021
					Total Increase (Decrease) in Net Assets						609,844		1,437,319

Net Assets
Beginning of period											4,904,797		3,467,478
End of period (including undistributed net investment income as set forth below)											$5,514,641		$4,904,797
Undistributed (overdistributed) net investment income (loss)										$	56,939	$	61,573

	Class A	Class B		Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$20,149	$47		$3,199	$17,207	$3,568	$735,763	$940		$1,757	$4,913	$6,851	$15,333
Reinvested	3,534	3		111	3,246	29	85,163	69		144	808	821	1,444
Redeemed	(35,806)	(1,547)		(2,792)	(27,473)	(854)	(238,628)	(2,129)		(4,557)	(12,231)	(18,147)	(20,070)
Net Increase (Decrease)	$(12,123)	$(1,497)		$518	$(7,020)	$2,743	$582,298	$(1,120)		$(2,656)	$(6,510)	$(10,475)	$(3,293)
Shares:
Sold	1,687	4		268	1,447	306	61,487	79		147	412	563	1,281
Reinvested	297	–		9	276	2	7,205	6		12	68	69	121
Redeemed	(2,981)	(128)		(232)	(2,320)	(72)	(19,953)	(178)		(385)	(1,028)	(1,505)	(1,647)
Net Increase (Decrease)	(997)	(124)		45	(597)	236	48,739	(93)		(226)	(548)	(873)	(245)
Year Ended October 31, 2013
Dollars:
Sold	$19,679	$50		$2,649	$15,285	$1,439	$1,021,842	$1,169		$1,631	$7,398	$8,700	$12,163
Reinvested	3,308	9		88	3,020	13	63,363	94		172	903	758	1,501
Redeemed	(38,997)	(2,798)		(2,006)	(31,892)	(864)	(338,536)	(3,521)		(5,251)	(15,122)	(8,104)	(26,122)
Net Increase (Decrease)	$(16,010)	$(2,739	) $	731	$(13,587)	$588	$746,669	$(2,258	) $	(3,448)	$(6,821)	$1,354	$(12,458)
Shares:
Sold	1,822	4		241	1,423	134	95,501	111		154	707	806	1,128
Reinvested	323	1		9	298	1	6,218	9		17	89	73	146
Redeemed	(3,661)	(260)		(186)	(3,023)	(82)	(31,380)	(331)		(504)	(1,412)	(743)	(2,460)
Net Increase (Decrease)	(1,516)	(255)		64	(1,302)	53	70,339	(211)		(333)	(616)	136	(1,186)

Distributions:
Year Ended October 31, 2014
From net investment income	$(3,910)	$(3	) $	(116)	$(3,248)	$(36)	$(85,207)	$(69	) $	(144)	$(808)	$(821)	$(1,444)
From net realized gain on
investments	–	–		–	–	–	–	–		–	–	–	–
Total Dividends and Distributions	$(3,910)	$(3	) $	(116)	$(3,248)	$(36)	$(85,207)	$(69	) $	(144)	$(808)	$(821)	$(1,444)
Year Ended October 31, 2013
From net investment income	$(3,622)	$(9	) $	(93)	$(3,023)	$(19) $	(63,403)	$(94	) $	(172)	$(903)	$(758)	$(1,501)
From net realized gain on
investments	–	–		–	–	–	–	–		–	–	–	–
Total Dividends and Distributions	$(3,622)	$(9	) $	(93)	$(3,023)	$(19) $	(63,403)	$(94	) $	(172)	$(903)	$(758)	$(1,501)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												Equity Income Fund
												Year Ended				Year Ended
												October 31, 2014				October 31, 2013
Operations
Net investment income (loss)													$141,668				$137,876
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													145,085				88,916
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													545,843				737,128
		Net Increase (Decrease) in Net Assets Resulting from Operations											832,596				963,920

Dividends and Distributions to Shareholders
From net investment income													(120,648)				(131,857)
							Total Dividends and Distributions						(120,648)				(131,857)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(8,569)			209,818
						Total Increase (Decrease) in Net Assets							703,379				1,041,881

Net Assets
Beginning of period													5,280,584				4,238,703
End of period (including undistributed net investment income as set forth below)													$5,983,963				$5,280,584
Undistributed (overdistributed) net investment income (loss)												$		44,589			$26,571

	Class A	Class B		Class C		Class P	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$135,913	$459		$32,125		$54,721	$227,886	$528		$2,067		$12,309		$8,673		$24,347
Reinvested	17,588	399		1,781		1,832	91,461	48		110		1,345		1,058		3,146
Redeemed	(200,992)	(27,126)		(25,429)		(21,542)	(296,228)	(1,560)		(4,758)		(15,112)		(12,788)		(20,830)
Net Increase (Decrease)	$(47,491) $	(26,268) $		8,477		$35,011	$23,119	$(984	) $	(2,581	) $	(1,458)		$(3,057)		$6,663
Shares:
Sold	5,525	19		1,328		2,181	9,180	21		83		496		353		980
Reinvested	702	16		73		73	3,644	2		4		54		42		125
Redeemed	(8,098)	(1,098)		(1,048)		(869)	(11,977)	(62)		(190)		(605)		(508)		(841)
Net Increase (Decrease)	(1,871)	(1,063)		353		1,385	847	(39)		(103)		(55)		(113)		264
Year Ended October 31, 2013
Dollars:
Sold	$213,618	$753		$45,688		$38,635	$428,350	$1,397		$2,370		$23,765		$18,544		$31,614
Reinvested	19,264	927		1,955		1,454	99,904	66		156		1,388		1,118		3,317
Redeemed	(164,866)	(29,112)		(21,260)		(18,684)	(450,676)	(1,131)		(2,669)		(7,293)		(8,148)		(20,626)
Net Increase (Decrease)	$68,016	$(27,432	) $	26,383		$21,405	$77,578	$332		$(143	) $	17,860		$11,514		$14,305
Shares:
Sold	9,987	36		2,140		1,811	20,305	67		114		1,126		903		1,493
Reinvested	915	45		95		69	4,740	3		7		66		53		157
Redeemed	(7,759)	(1,373)		(1,024)		(872)	(20,798)	(55)		(125)		(343)		(382)		(983)
Net Increase (Decrease)	3,143	(1,292)		1,211		1,008	4,247	15		(4)		849		574		667

Distributions:
Year Ended October 31, 2014
From net investment income	$ (18,209)	$(408	) $	(2,143	) $	(2,217)	$ (91,938)	$(49	) $	(134	) $	(1,345	) $	(1,058	) $	(3,147)
From net realized gain on
investments	–	–		–		–	–	–		–		–		–		–
Total Dividends and Distributions	$ (18,209)	$(408	) $	(2,143	) $	(2,217)	$ (91,938)	$(49	) $	(134	) $	(1,345	) $	(1,058	) $	(3,147)
Year Ended October 31, 2013
From net investment income	$ (19,995)	$(951	) $	(2,373	) $	(1,835)	$ (100,637)	$(66	) $	(177	) $	(1,388	) $	(1,118	) $	(3,317)
From net realized gain on
investments	–	–		–		–	–	–		–		–		–		–
Total Dividends and Distributions	$ (19,995)	$(951	) $	(2,373	) $	(1,835)	$ (100,637)	$(66	) $	(177	) $	(1,388	) $	(1,118	) $	(3,317)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Diversified Income Fund
					Year Ended	Year Ended
					October 31, 2014	October 31, 2013
Operations
Net investment income (loss)					$371,971	$334,497
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					255,197	10,186
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					22,079	61,531
		Net Increase (Decrease) in Net Assets Resulting from Operations			649,247	406,214

Dividends and Distributions to Shareholders
From net investment income					(363,272)	(329,143)
From net realized gain on investments					–	(51,304)
				Total Dividends and Distributions	(363,272)	(380,447)

Capital Share Transactions
Net increase (decrease) in capital share transactions					1,468,629	2,734,922
				Total Increase (Decrease) in Net Assets	1,754,604	2,760,689

Net Assets
Beginning of period					8,192,630	5,431,941
End of period (including undistributed net investment income as set forth below)					$9,947,234	$8,192,630
Undistributed (overdistributed) net investment income (loss)					$84,319	$53,706
	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$870,398	$665,254	$1,925,041	$ 634,890
Reinvested	96,008	65,238	79,115	47,857

Redeemed	(1,257,572)	(422,045)	(1,027,399)	(208,156)
Net Increase (Decrease)	$(291,166)	$ 308,447	$976,757	$474,591
Shares:
Sold	59,379	45,575	130,738	43,408
Reinvested	6,600	4,505	5,446	3,288
Redeemed	(85,592)	(29,153)	(70,823)	(14,375)
Net Increase (Decrease)	(19,613)	20,927	65,361	32,321
Year Ended October 31, 2013
Dollars:
Sold	$1,677,170	$1,092,053	$ 1,746,491	$ 253,054
Reinvested	122,647	68,956	60,366	46,062

Redeemed	(1,159,172)	(331,824)	(661,608)	(179,273)
Net Increase (Decrease)	$640,645	$829,185	$1,145,249	$ 119,843
Shares:
Sold	118,055	77,197	124,277	17,936
Reinvested	8,697	4,916	4,306	3,279
Redeemed	(82,763)	(23,682)	(47,183)	(12,763)
Net Increase (Decrease)	43,989	58,431	81,400	8,452

Distributions:
Year Ended October 31, 2014
From net investment income	$ (109,792)	$ (87,765)	$ (116,538)	$ (49,177)
From net realized gain on
investments	–	–	–	–
Total Dividends and Distributions	$ (109,792)	$ (87,765)	$ (116,538)	$ (49,177)
Year Ended October 31, 2013
From net investment income	$ (119,569)	$ (80,510)	$ (87,494)	$ (41,570)
From net realized gain on
investments	(18,897)	(14,535)	(11,126)	(6,746)
Total Dividends and Distributions	$ (138,466)	$ (95,045)	$ (98,620)	$ (48,316)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands					Global Real Estate Securities Fund
					Year Ended	Year Ended
					October 31, 2014	October 31, 2013
Operations
Net investment income (loss)					$28,858	$24,616
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements					35,031	75,494
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies					156,170	78,134
		Net Increase (Decrease) in Net Assets Resulting from Operations			220,059	178,244

Dividends and Distributions to Shareholders
From net investment income					(39,949)	(66,419)
From net realized gain on investments					(52,789)	(20,475)
				Total Dividends and Distributions	(92,738)	(86,894)

Capital Share Transactions
Net increase (decrease) in capital share transactions					591,598	414,241
				Total Increase (Decrease) in Net Assets	718,919	505,591

Net Assets
Beginning of period					1,616,299	1,110,708
End of period (including undistributed net investment income as set forth below)					$2,335,218	$1,616,299
Undistributed (overdistributed) net investment income (loss)					$(5,820)	$(15,392)

	Class A	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$54,659	$24,488	$85,308	$531,471
Reinvested	3,975	1,293	2,678	80,250
Redeemed	(33,165)	(5,854)	(34,861)	(118,644)
Net Increase (Decrease)	$25,469	$19,927	$53,125	$493,077
Shares:
Sold	6,773	3,084	9,818	61,008
Reinvested	511	172	323	9,706
Redeemed	(4,054)	(734)	(4,092)	(13,766)
Net Increase (Decrease)	3,230	2,522	6,049	56,948
Year Ended October 31, 2013
Dollars:
Sold	$68,522	$21,830	$52,059	$476,932
Reinvested	2,558	358	548	82,305
Redeemed	(23,288)	(3,006)	(10,009)	(254,568)
Net Increase (Decrease)	$47,792	$19,182	$42,598	$304,669
Shares:
Sold	8,430	2,735	6,073	56,216
Reinvested	326	47	66	9,937
Redeemed	(2,944)	(380)	(1,179)	(29,658)
Net Increase (Decrease)	5,812	2,402	4,960	36,495

Distributions:
Year Ended October 31, 2014
From net investment income	$(1,614)	$(413)	$(1,497)	$ (36,425)
From net realized gain on
investments	(2,514)	(994)	(1,879)	(47,402)
Total Dividends and Distributions	$(4,128)	$(1,407)	$(3,376)	$ (83,827)
Year Ended October 31, 2013
From net investment income	$(2,027)	$(345)	$(738)	$ (63,309)
From net realized gain on
investments	(599)	(112)	(142)	(19,622)
Total Dividends and Distributions	$(2,626)	$(457)	$(880)	$ (82,931)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

														Government & High Quality Bond Fund
Amounts in thousands
														Year Ended				Year Ended
														October 31, 2014				October 31, 2013
Operations
Net investment income (loss)																$40,336		$		42,852
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements																8,269				13,776
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies																10,453				(68,336)
			Net Increase (Decrease) in Net Assets Resulting from Operations													59,058				(11,708)

Dividends and Distributions to Shareholders
From net investment income																(51,206)				(56,413)
From tax return of capital																(230)				–
									Total Dividends and Distributions							(51,436)				(56,413)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(129,220)						(67,328)
							Total Increase (Decrease) in Net Assets							(121,598)					(135,449)

Net Assets
Beginning of period														1,786,280				1,921,729
End of period (including undistributed net investment income as set forth below)														$1,664,682				$1,786,280
Undistributed (overdistributed) net investment income (loss)																$(4,159)		$		(2,287)
	Class A		Class B		Class C		Class J		Class P		Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$23,479		$45		$7,502		$14,083		$2,634		$35,749	$681		$938		$4,095		$3,101		$6,326
Reinvested	9,331		93		1,313		3,718		203		34,703	63		123		445		310		553
Redeemed	(105,332)		(2,054)		(31,639)		(27,446)		(6,312)		(87,871)	(1,423)		(1,373)		(6,202)		(3,269)		(5,787)
Net Increase (Decrease)	$(72,522	) $	(1,916)		$ (22,824)		$(9,645	) $	(3,475)		$ (17,419)	$(679	) $	(312	) $	(1,662	) $	142		$1,092
Shares:
Sold	2,139		4		684		1,281		239		3,272	62		85		373		283		575
Reinvested	851		9		120		339		19		3,162	6		11		40		28		50
Redeemed	(9,619)		(188)		(2,893)		(2,504)		(576)		(7,995)	(130)		(125)		(566)		(298)		(528)
Net Increase (Decrease)	(6,629)		(175)		(2,089)		(884)		(318)		(1,561)	(62)		(29)		(153)		13		97
Year Ended October 31, 2013
Dollars:
Sold	$98,382		$319		$28,339		$37,690		$11,780		$ 163,086	$788		$1,082		$5,614		$4,376		$6,117
Reinvested	13,044		168		2,113		4,272		420		33,716	84		145		534		332		591
Redeemed	(219,025)		(5,076)		(57,618)		(47,996)		(18,495)		(105,626)	(1,322)		(2,284)		(9,417)		(4,680)		(8,781)
Net Increase (Decrease)	$(107,599	) $	(4,589)		$ (27,166)		$(6,034	) $	(6,295	) $	91,176	$(450	) $	(1,057	) $	(3,269	) $	28		$(2,073)
Shares:
Sold	8,735		28		2,518		3,345		1,046		14,672	70		97		500		389		546
Reinvested	1,169		15		189		383		38		3,024	8		13		48		30		53
Redeemed	(19,719)		(456)		(5,206)		(4,305)		(1,660)		(9,539)	(118)		(204)		(841)		(420)		(781)
Net Increase (Decrease)	(9,815)		(413)		(2,499)		(577)		(576)		8,157	(40)		(94)		(293)		(1)		(182)

Distributions:
Year Ended October 31, 2014
From net investment income	$(9,719	) $	(96	) $	(1,360	) $	(3,740	) $	(236)		$ (34,566)	$(63	) $	(125	) $	(443	) $	(308	) $	(550)
From net realized gain on
investments	–		–		–		–		–		–	–		–		–		–		–
From tax return of capital	(42)		–		(5)		(17)		(1)		(157)	–		(1)		(2)		(2)		(3)
Total Dividends and Distributions	$(9,761	) $	(96	) $	(1,365	) $	(3,757	) $	(237)		$ (34,723)	$(63	) $	(126	) $	(445	) $	(310	) $	(553)
Year Ended October 31, 2013
From net investment income	$ (13,763)		$(176	) $	(2,221	) $	(4,331	) $	(497)		$ (33,733)	$(84	) $	(147	) $	(538	) $	(332	) $	(591)
From net realized gain on
investments	–		–		–		–		–		–	–		–		–		–		–
Total Dividends and Distributions	$ (13,763)		$(176	) $	(2,221	) $	(4,331	) $	(497)		$ (33,733)	$(84	) $	(147	) $	(538	) $	(332	) $	(591)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands							High Yield Fund
							Year Ended	Year Ended
							October 31, 2014	October 31, 2013
Operations
Net investment income (loss)							$225,102	$239,594
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements							48,498	87,591
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies							(62,580)	5,054
			Net Increase (Decrease) in Net Assets Resulting from Operations				211,020	332,239

Dividends and Distributions to Shareholders
From net investment income							(239,844)	(247,907)
From net realized gain on investments							(85,621)	(32,621)
						Total Dividends and Distributions	(325,465)	(280,528)

Capital Share Transactions
Net increase (decrease) in capital share transactions							(246,679)	298,273
					Total Increase (Decrease) in Net Assets		(361,124)	349,984

Net Assets
Beginning of period							4,123,630	3,773,646
End of period (including undistributed net investment income as set forth below)							$3,762,506	$4,123,630
Undistributed (overdistributed) net investment income (loss)							$(4,790)	$(3,687)
	Class A		Class B	Class C	Class P	Institutional
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$426,403		$271	$54,605	$680,265	$416,363
Reinvested	134,155		1,852	32,563	50,252	73,608

Redeemed	(1,287,497)		(9,751)	(122,090)	(308,173)	(389,505)
Net Increase (Decrease)	$(726,939	) $	(7,628)	$ (34,922)	$ 422,344	$100,466
Shares:
Sold	54,372		34	6,897	86,607	53,715
Reinvested	17,162		236	4,133	6,430	9,514
Redeemed	(164,357)		(1,236)	(15,449)	(39,394)	(50,213)
Net Increase (Decrease)	(92,823)		(966)	(4,419)	53,643	13,016
Year Ended October 31, 2013
Dollars:
Sold	$1,029,482		$1,161	$85,689	$340,667	$811,392
Reinvested	119,620		2,094	31,072	34,474	58,084

Redeemed	(1,039,467)		(12,943)	(168,758)	(313,310)	(680,984)
Net Increase (Decrease)	$109,635		$(9,688)	$ (51,997)	$ 61,831	$188,492
Shares:
Sold	130,670		147	10,740	43,159	103,439
Reinvested	15,146		264	3,904	4,363	7,444
Redeemed	(131,743)		(1,630)	(21,199)	(39,665)	(86,992)
Net Increase (Decrease)	14,073		(1,219)	(6,555)	7,857	23,891

Distributions:
Year Ended October 31, 2014
From net investment income	$ (100,794)		$(1,487)	$ (27,559)	$ (50,609)	$ (59,395)
From net realized gain on
investments	(40,698)		(659)	(11,297)	(13,638)	(19,329)
Total Dividends and Distributions	$ (141,492)		$(2,146)	$ (38,856)	$ (64,247)	$ (78,724)
Year Ended October 31, 2013
From net investment income	$ (116,527)		$(2,130)	$ (33,249)	$ (39,973)	$ (56,028)
From net realized gain on
investments	(15,596)		(344)	(4,985)	(4,930)	(6,766)
Total Dividends and Distributions	$ (132,123)		$(2,474)	$ (38,234)	$ (44,903)	$ (62,794)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands			High Yield Fund I
			Year Ended	Year Ended
			October 31, 2014	October 31, 2013
Operations
Net investment income (loss)			$91,505	$83,690
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements			16,005	30,391
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies			(27,129)	97
		Net Increase (Decrease) in Net Assets Resulting from Operations	80,381	114,178

Dividends and Distributions to Shareholders
From net investment income			(91,233)	(150,072)
From net realized gain on investments			(29,943)	(34,647)
		Total Dividends and Distributions	(121,176)	(184,719)

Capital Share Transactions
Net increase (decrease) in capital share transactions			305,020	409,234
		Total Increase (Decrease) in Net Assets	264,225	338,693

Net Assets
Beginning of period			1,528,206	1,189,513
End of period (including undistributed net investment income as set forth below)			$1,792,431	$1,528,206
Undistributed (overdistributed) net investment income (loss)			$520	$151
	Class A	Institutional
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$18,629	$ 374,769
Reinvested	1,970	118,060
Redeemed	(50,283)	(158,125)
Net Increase (Decrease)	$(29,684)	$ 334,704
Shares:
Sold	1,749	35,256
Reinvested	186	11,143
Redeemed	(4,750)	(14,867)
Net Increase (Decrease)	(2,815)	31,532
Year Ended October 31, 2013 (a)
Dollars:
Sold	$33,149	$ 596,357
Reinvested	57	181,856
Redeemed	(346)	(401,839)
Net Increase (Decrease)	$32,860	$ 376,374
Shares:
Sold	3,095	55,137
Reinvested	5	16,908
Redeemed	(32)	(37,634)
Net Increase (Decrease)	3,068	34,411

Distributions:
Year Ended October 31, 2014
From net investment income	$(1,327)	$ (89,906)
From net realized gain on
investments	(644)	(29,299)
Total Dividends and Distributions$	(1,971)	$ (119,205)
Year Ended October 31, 2013 (a)
From net investment income	$(57) $	(150,015)
From net realized gain on
investments	–	(34,647)
Total Dividends and Distributions	$(57) $	(184,662)

(a)	Period from March 1, 2013, date operations commenced, through October 31, 2013 for Class A.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														Income Fund
													Year Ended				Year Ended
													October 31, 2014				October 31, 2013
Operations
Net investment income (loss)													$		91,471		$		90,264
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements															6,938				15,805
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies															27,302				(92,222)
			Net Increase (Decrease) in Net Assets Resulting from Operations											125,711					13,847

Dividends and Distributions to Shareholders
From net investment income															(97,957)				(97,119)
									Total Dividends and Distributions						(97,957)				(97,119)

Capital Share Transactions
Net increase (decrease) in capital share transactions														371,600				177,976
							Total Increase (Decrease) in Net Assets							399,354					94,704

Net Assets
Beginning of period														2,444,641				2,349,937
End of period (including undistributed net investment income as set forth below)														$2,843,995				$2,444,641
Undistributed (overdistributed) net investment income (loss)													$		(11,031)		$		(8,775)

	Class A		Class B		Class C		Class J		Class P	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$54,330		$206		$9,756		$22,997		$28,518	$339,640	$5,912		$1,293		$10,136		$8,004		$39,682
Reinvested	9,350		170		1,692		2,995		458	79,892	230		46		733		650		1,145
Redeemed	(87,220)		(3,628)		(20,465)		(21,760)		(17,081)	(60,128)	(1,497)		(295)		(7,871)		(2,961)		(23,329)
Net Increase (Decrease)	$(23,540	) $	(3,252	) $	(9,017	) $	4,232		$11,895	$359,404	$4,645		$1,044		$2,998		$5,693		$17,498
Shares:
Sold	5,575		21		998		2,358		2,915	34,784	606		132		1,036		821		4,090
Reinvested	961		17		173		307		47	8,189	23		5		75		66		117
Redeemed	(8,982)		(373)		(2,102)		(2,241)		(1,744)	(6,187)	(154)		(30)		(804)		(303)		(2,389)
Net Increase (Decrease)	(2,446)		(335)		(931)		424		1,218	36,786	475		107		307		584		1,818
Year Ended October 31, 2013
Dollars:
Sold	$87,956		$428		$23,255		$35,929		$9,684	$283,180	$5,479		$733		$11,020		$11,060		$12,633
Reinvested	11,940		300		2,322		3,409		538	75,694	97		43		704		471		690
Redeemed	(133,492)		(5,873)		(35,544)		(38,066)		(11,827)	(153,228)	(971)		(678)		(5,938)		(3,455)		(10,517)
Net Increase (Decrease)	$(33,596	) $	(5,145	) $	(9,967	) $	1,272		$(1,605)	$ 205,646	$4,605		$98		$5,786		$8,076		$2,806
Shares:
Sold	8,918		43		2,347		3,636		980	28,797	559		74		1,120		1,121		1,280
Reinvested	1,220		31		236		348		55	7,722	10		4		71		48		70
Redeemed	(13,711)		(598)		(3,642)		(3,895)		(1,215)	(15,692)	(99)		(69)		(606)		(354)		(1,089)
Net Increase (Decrease)	(3,573)		(524)		(1,059)		89		(180)	20,827	470		9		585		815		261

Distributions:
Year Ended October 31, 2014
From net investment income	$(9,698	) $	(185	) $	(1,796	) $	(3,044	) $	(522)	$ (79,903)	$(230	) $	(51	) $	(733	) $	(650	) $	(1,145)
From net realized gain on
investments	–		–		–		–		–	–	–		–		–		–		–
Total Dividends and Distributions	$(9,698	) $	(185	) $	(1,796	) $	(3,044	) $	(522)	$ (79,903)	$(230	) $	(51	) $	(733	) $	(650	) $	(1,145)
Year Ended October 31, 2013
From net investment income	$ (12,468)		$(329	) $	(2,488	) $	(3,476	) $	(647)	$ (75,706)	$(97	) $	(43	) $	(704	) $	(471	) $	(690)
From net realized gain on
investments	–		–		–		–		–	–	–		–		–		–		–
Total Dividends and Distributions	$ (12,468)		$(329	) $	(2,488	) $	(3,476	) $	(647)	$ (75,706)	$(97	) $	(43	) $	(704	) $	(471	) $	(690)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands															Inflation Protection Fund
															Year Ended			Year Ended
															October 31, 2014			October 31, 2013
Operations
Net investment income (loss)															$		11,871	$6,242
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements																	(4,364)	813
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies																	8,210	(59,825)
			Net Increase (Decrease) in Net Assets Resulting from Operations														15,717	(52,770)

Dividends and Distributions to Shareholders
From net investment income																	–	(3,836)
From net realized gain on investments																	(14,478)	–
								Total Dividends and Distributions									(14,478)	(3,836)

Capital Share Transactions
Net increase (decrease) in capital share transactions																245,063		66,337
							Total Increase (Decrease) in Net Assets									246,302		9,731

Net Assets
Beginning of period																818,698		808,967
End of period (including undistributed net investment income as set forth below)																$1,065,000		$818,698
Undistributed (overdistributed) net investment income (loss)															$		16,186	$(404)

	Class A		Class C		Class J		Institutional	R-1			R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$3,608		$651		$1,853	$348,938		$401			$311		$1,843		$1,183		$10,520
Reinvested	290		78		174		13,685	17			15		112		30		48
Redeemed	(6,481)		(1,673)		(3,104)		(113,628)	(414)			(490)		(2,442)		(824)		(9,638)
Net Increase (Decrease)	$(2,583	) $	(944	) $	(1,077)		$ 248,995	$4			$(164	) $	(487	) $	389		$930
Shares:
Sold	416		78		219		40,803	49			37		218		139		1,253
Reinvested	35		9		21		1,639	2			2		14		4		6
Redeemed	(758)		(201)		(370)		(13,207)	(51)			(59)		(292)		(97)		(1,109)
Net Increase (Decrease)	(307)		(114)		(130)		29,235	–			(20)		(60)		46		150
Year Ended October 31, 2013
Dollars:
Sold	$5,922		$1,296		$3,257	$287,149		$498			$342		$3,763		$1,856		$2,353
Reinvested	73		–		17		3,699	2			1		16		8		16
Redeemed	(15,526)		(4,714)		(7,639)		(205,285)	(1,319)			(791)		(2,420)		(2,026)		(4,211)
Net Increase (Decrease)	$(9,531	) $	(3,418	) $	(4,365)		$85,563	$(819		) $	(448	) $	1,359		$(162	) $	(1,842)
Shares:
Sold	644		143		364		32,260	56			39		423		207		264
Reinvested	8		–		2		398	–			–		2		1		1
Redeemed	(1,728)		(540)		(863)		(23,299)	(148)			(89)		(276)		(232)		(464)
Net Increase (Decrease)	(1,076)		(397)		(497)		9,359	(92)			(50)		149		(24)		(199)

Distributions:
Year Ended October 31, 2014
From net investment income	$– $		– $		–		$–	$–	$		– $		–		$–		$–
From net realized gain on
investments	(307)		(90)		(174)		(13,685)	(17)			(15)		(112)		(30)		(48)
Total Dividends and Distributions	$(307	) $	(90	) $	(174)		$ (13,685)	$(17		) $	(15	) $	(112	) $	(30	) $	(48)
Year Ended October 31, 2013
From net investment income	$(77	) $	– $		(17	) $	(3,699)	$(2		) $	(1	) $	(16	) $	(8	) $	(16)
From net realized gain on
investments	–		–		–		–	–			–		–		–		–
Total Dividends and Distributions	$(77	) $	– $		(17	) $	(3,699)	$(2		) $	(1	) $	(16	) $	(8	) $	(16)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														International Emerging Markets Fund
														Year Ended				Year Ended
														October 31, 2014				October 31, 2013
Operations
Net investment income (loss)																$23,618				$20,068
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements																14,598				9,546
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies																(28,938)				48,017
			Net Increase (Decrease) in Net Assets Resulting from Operations													9,278				77,631

Dividends and Distributions to Shareholders
From net investment income																(14,005)				(21,495)
								Total Dividends and Distributions								(14,005)				(21,495)

Capital Share Transactions
Net increase (decrease) in capital share transactions														176,676				205,542
						Total Increase (Decrease) in Net Assets								171,949				261,678

Net Assets
Beginning of period														1,887,407				1,625,729
End of period (including undistributed net investment income as set forth below)														$2,059,356				$1,887,407
Undistributed (overdistributed) net investment income (loss)																$24,062				$13,001
	Class A		Class B		Class C	Class J		Class P		Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$15,860		$39		$2,550	$10,948		$570		$286,163		$681		$1,577		$2,578		$3,361		$8,302
Reinvested	214		–		–	515		14		12,959		–		2		–		84		200
Redeemed	(22,842)		(1,081)		(2,441)	(27,435)		(1,055)		(82,349)		(1,632)		(2,228)		(7,048)		(9,736)		(12,094)
Net Increase (Decrease)	$(6,768	) $	(1,042)		$109	$(15,972	) $	(471	) $	216,773		$(951	) $	(649	) $	(4,470	) $	(6,291	) $	(3,592)
Shares:
Sold	634		2		108	459		23		11,765		29		65		106		137		339
Reinvested	9		–		–	22		1		534		–		–		–		3		8
Redeemed	(927)		(47)		(103)	(1,164)		(43)		(3,347)		(67)		(93)		(287)		(399)		(498)
Net Increase (Decrease)	(284)		(45)		5	(683)		(19)		8,952		(38)		(28)		(181)		(259)		(151)
Year Ended October 31, 2013
Dollars:
Sold	$21,173		$84		$2,831	$19,274		$1,435		$497,117		$1,067		$1,324		$6,750		$5,612		$10,180
Reinvested	1,012		–		–	1,862		21		17,352		36		59		363		268		478
Redeemed	(33,460)		(2,813)		(4,366)	(42,628)		(1,343)		(244,017)		(2,085)		(4,025)		(26,148)		(6,816)		(15,055)
Net Increase (Decrease)	$(11,275	) $	(2,729	) $	(1,535)	$(21,492) $		113		$270,452		$(982	) $	(2,642)		$ (19,035)		$(936	) $	(4,397)
Shares:
Sold	835		4		116	789		58		20,591		41		54		279		226		407
Reinvested	39		–		–	75		1		680		2		2		14		11		19
Redeemed	(1,327)		(118)		(179)	(1,764)		(54)		(9,746)		(85)		(163)		(1,081)		(278)		(606)
Net Increase (Decrease)	(453)		(114)		(63)	(900)		5		11,525		(42)		(107)		(788)		(41)		(180)

Distributions:
Year Ended October 31, 2014
From net investment income	$(217	) $	–		$–	$(516	) $	(18	) $	(12,968	) $	–		$(2	) $	–		$(84	)$	(200)
From net realized gain on
investments	–		–		–	–		–		–		–		–		–		–		–
Total Dividends and Distributions	$(217	) $	–		$–	$(516	) $	(18	) $	(12,968	) $	–		$(2	) $	–		$(84	)$	(200)
Year Ended October 31, 2013
From net investment income	$(1,027	) $	–		$–	$(1,864	) $	(32	) $	(17,368	) $	(36	)$	(59	) $	(363	) $	(268	) $	(478)
From net realized gain on
investments	–		–		–	–		–		–		–		–		–		–		–
Total Dividends and Distributions	$(1,027	) $	–		$–	$(1,864	) $	(32	) $	(17,368	) $	(36	)$	(59	) $	(363	) $	(268	) $	(478)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													International Fund I
													Year Ended		Year Ended
													October 31, 2014		October 31, 2013
Operations
Net investment income (loss)														$7,995	$10,504
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														114,931	120,943
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														(94,457)	55,019
		Net Increase (Decrease) in Net Assets Resulting from Operations												28,469	186,466

Dividends and Distributions to Shareholders
From net investment income														(9,947)	(21,369)
							Total Dividends and Distributions							(9,947)	(21,369)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(288,580)	(619,990)
					Total Increase (Decrease) in Net Assets									(270,058)	(454,893)

Net Assets
Beginning of period														642,604	1,097,497
End of period (including undistributed net investment income as set forth below)														$372,546	$642,604
Undistributed (overdistributed) net investment income (loss)														$7,271	$8,720
	Class A	Class P	Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014 (a)
Dollars:
Sold	$758	$10	$28,563		$555		$660		$863		$942		$1,626
Reinvested	–	–	9,590		36		31		71		96		123
Redeemed	(1)	–	(321,595)		(1,281)		(1,901)		(2,390)		(3,758)		(1,578)
Net Increase (Decrease)	$757	$10	$(283,442	) $	(690	) $	(1,210	) $	(1,456	) $	(2,720	) $	171
Shares:
Sold	57	1	2,136		42		50		65		71		122
Reinvested	–	–	728		3		2		5		7		9
Redeemed	–	–	(24,432)		(97)		(143)		(178)		(287)		(119)
Net Increase (Decrease)	57	1	(21,568)		(52)		(91)		(108)		(209)		12
Year Ended October 31, 2013
Dollars:
Sold	N/A	N/A	$63,921		$743		$767		$1,793		$2,707		$2,010
Reinvested	N/A	N/A	20,990		44		48		75		104		108
Redeemed	N/A	N/A	(702,875)		(1,162)		(1,664)		(3,822)		(2,352)		(1,425)
Net Increase (Decrease)	N/A	N/A	$(617,964	) $	(375	) $	(849	)$	(1,954	) $	459		$693
Shares:
Sold	N/A	N/A	5,477		63		66		153		238		168
Reinvested	N/A	N/A	1,871		4		4		7		9		9
Redeemed	N/A	N/A	(59,615)		(100)		(143)		(333)		(201)		(122)
Net Increase (Decrease)	N/A	N/A	(52,267)		(33)		(73)		(173)		46		55

Distributions:
Year Ended October 31, 2014 (a)
From net investment income	$– $	–	$(9,590	) $	(36	)$	(31	)$	(71	) $	(96	)$	(123)
From net realized gain on
investments	–	–	–		–		–		–		–		–
Total Dividends and Distributions	$– $	–	$(9,590	) $	(36	)$	(31	)$	(71	) $	(96	)$	(123)
Year Ended October 31, 2013
From net investment income	N/A	N/A	$(20,990	) $	(44	)$	(48	)$	(75	) $	(104	) $	(108)
From net realized gain on
investments	N/A	N/A	–		–		–		–		–		–
Total Dividends and Distributions	N/A	N/A	$(20,990	) $	(44	)$	(48	)$	(75	) $	(104	) $	(108)

(a)	Period from June 3, 2014, date operations commenced, through October 31, 2014 for Class A and Class P.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	LargeCap Growth Fund
Year Ended	Year Ended
October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$	5,304	$	15,720
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	355,410	422,449
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	90,615	261,969
Net Increase (Decrease) in Net Assets Resulting from Operations	451,329	700,138

Dividends and Distributions to Shareholders
From net investment income	(8,242)	(14,845)
From net realized gain on investments	(321,764)	–
Total Dividends and Distributions	(330,006)	(14,845)

Capital Share Transactions
Net increase (decrease) in capital share transactions	184,837	(9,176)
Total Increase (Decrease) in Net Assets	306,160	676,117

Net Assets
Beginning of period	3,076,001	2,399,884
End of period (including undistributed net investment income as set forth below)	$3,382,161	$3,076,001
Undistributed (overdistributed) net investment income (loss)	$	2,999	$	5,873

Class A	Class B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$19,885	$180	$2,879	$14,359	$1,793	$170,325	$1,108	$1,402	$2,441	$4,289	$7,047
Reinvested	36,950	767	1,404	6,348	966	269,390	734	793	2,238	1,869	6,975
Redeemed	(45,822)	(2,193)	(2,948)	(14,578)	(2,740)	(264,556)	(2,238)	(3,814)	(6,981)	(11,000)	(12,435)
Net Increase (Decrease)	$11,013	$(1,246	) $	1,335	$6,129	$19	$175,159	$(396	) $	(1,619	) $	(2,302	) $	(4,842	) $	1,587
Shares:
Sold	1,836	18	283	1,385	160	15,158	104	129	212	380	633
Reinvested	3,560	81	144	642	90	25,130	73	78	204	172	648
Redeemed	(4,212)	(221)	(287)	(1,408)	(242)	(23,564)	(213)	(357)	(610)	(985)	(1,102)
Net Increase (Decrease)	1,184	(122)	140	619	8	16,724	(36)	(150)	(194)	(433)	179
Year Ended October 31, 2013
Dollars:
Sold	$20,145	$82	$2,858	$8,594	$10,762	$697,281	$1,071	$1,947	$2,432	$5,731	$18,858
Reinvested	344	–	–	113	57	13,604	–	–	12	38	587
Redeemed	(46,388)	(3,518)	(2,183)	(10,861)	(3,912)	(593,230)	(4,861)	(5,131)	(11,630)	(5,166)	(106,812)
Net Increase (Decrease)	$(25,899	) $	(3,436	) $	675	$(2,154	) $	6,907	$117,655	$(3,790	) $	(3,184	) $	(9,186	) $	603	$(87,367)
Shares:
Sold	2,063	10	303	908	1,168	67,195	113	202	235	565	1,849
Reinvested	39	–	–	13	6	1,505	–	–	1	4	65
Redeemed	(4,800)	(392)	(240)	(1,158)	(406)	(58,772)	(519)	(541)	(1,138)	(498)	(10,556)
Net Increase (Decrease)	(2,698)	(382)	63	(237)	768	9,928	(406)	(339)	(902)	71	(8,642)

Distributions:
Year Ended October 31, 2014
From net investment income	$–	$–	$–	$–	$(16)	$(8,226)	$–	$–	$	– $	–	$–
From net realized gain on
investments	(37,387)	(773)	(1,627)	(6,349)	(1,092)	(261,921)	(734)	(799)	(2,238)	(1,869)	(6,975)
Total Dividends and Distributions	$ (37,387)	$(773	) $	(1,627	) $	(6,349	) $	(1,108)	$ (270,147)	$(734	) $	(799	) $	(2,238	) $	(1,869	) $	(6,975)
Year Ended October 31, 2013
From net investment income	$(350	) $	–	$–	$(113	) $	(67)	$(13,678)	$–	$–	$(12	) $	(38	) $	(587)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$(350	) $	–	$–	$(113	) $	(67)	$(13,678)	$–	$–	$(12	) $	(38	) $	(587)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	LargeCap Growth Fund I
Year Ended	Year Ended
October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$	12,143	$22,059
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	712,441	406,373
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	188,292	1,262,445
Net Increase (Decrease) in Net Assets Resulting from Operations	912,876	1,690,877

Dividends and Distributions to Shareholders
From net investment income	(10,198)	(25,087)
From net realized gain on investments	(419,282)	(214,462)
Total Dividends and Distributions	(429,480)	(239,549)

Capital Share Transactions
Net increase (decrease) in capital share transactions	414,714	465,703
Total Increase (Decrease) in Net Assets	898,110	1,917,031

Net Assets
Beginning of period	6,860,747	4,943,716
End of period (including undistributed net investment income as set forth below)	$7,758,857	$6,860,747
Undistributed (overdistributed) net investment income (loss)	$	8,064	$5,940
Class A	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014 (b)
Dollars:
Sold	$5,582	$19,593	$17	$750,471	$1,539	$10,189	$21,800	$18,656	$82,776
Reinvested	157	6,610	–	388,891	525	1,349	9,776	6,356	15,808
Redeemed	(1,348)	(20,808)	–	(790,030)	(2,638)	(7,556)	(27,876)	(35,859)	(39,266)
Net Increase (Decrease)	$4,391	$5,395	$17	$349,332	$(574	) $	3,982	$3,700	$	(10,847)	$59,318
Shares:
Sold	437	1,730	1	58,456	130	870	1,790	1,519	6,589
Reinvested	13	603	–	31,307	46	120	828	535	1,302
Redeemed	(106)	(1,838)	–	(61,708)	(221)	(653)	(2,271)	(2,923)	(3,116)
Net Increase (Decrease)	344	495	1	28,055	(45)	337	347	(869)	4,775
Year Ended October 31, 2013 (a)
Dollars:
Sold	$1,643	$18,887	N/A	$723,800	$2,216	$3,151	$45,350	$29,956	$63,541
Reinvested	–	3,303	N/A	219,287	280	616	4,562	3,019	8,478
Redeemed	(56)	(15,610)	N/A	(552,830)	(1,311)	(4,599)	(19,108)	(15,340)	(53,532)
Net Increase (Decrease)	$1,587	$6,580	N/A	$390,257	$1,185	$(832	) $	30,804	$17,635	$18,487
Shares:
Sold	141	1,901	N/A	66,519	212	319	4,404	2,877	5,770
Reinvested	–	372	N/A	21,973	30	68	478	315	867
Redeemed	(5)	(1,606)	N/A	(49,888)	(132)	(462)	(1,841)	(1,449)	(5,133)
Net Increase (Decrease)	136	667	N/A	38,604	110	(75)	3,041	1,743	1,504

Distributions:
Year Ended October 31, 2014 (b)
From net investment income	$–	$–	$–	$(10,198)	$–	$–	$–	$–	$–
From net realized gain on
investments	(159)	(6,612)	–	(378,697)	(525)	(1,349)	(9,776)	(6,356)	(15,808)
Total Dividends and Distributions	$(159	) $	(6,612	) $	–	$(388,895)	$(525	) $	(1,349	) $	(9,776)	$(6,356)	$ (15,808)
Year Ended October 31, 2013 (a)
From net investment income	$–	$(56)	N/A	$(24,207)	$–	$–	$(83	) $	(171	) $	(570)
From net realized gain on
investments	–	(3,251)	N/A	(195,080)	(280)	(616)	(4,479)	(2,848)	(7,908)
Total Dividends and Distributions	$–	$(3,307)	N/A	$(219,287)	$(280)	$(616	) $	(4,562)	$(3,019	) $	(8,478)

(a)	Period from March 1, 2013, date operations commenced, through October 31, 2013 for Class A.
(b)	Period from June 3, 2014, date operations commenced, through October 31, 2014 for Class P.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	LargeCap S&P 500 Index Fund
Year Ended	Year Ended
October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$	66,241	$60,376
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	102,223	35,515
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	451,178	670,382
Net Increase (Decrease) in Net Assets Resulting from Operations	619,642	766,273

Dividends and Distributions to Shareholders
From net investment income	(58,505)	(52,369)
Total Dividends and Distributions	(58,505)	(52,369)

Capital Share Transactions
Net increase (decrease) in capital share transactions	(23,330)	180,781
Total Increase (Decrease) in Net Assets	537,807	894,685

Net Assets
Beginning of period	3,711,217	2,816,532
End of period (including undistributed net investment income as set forth below)	$4,249,024	$3,711,217
Undistributed (overdistributed) net investment income (loss)	$	52,094	$44,444

Class A	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$35,762	$8,653	$67,423	$312,186	$3,620	$5,777	$49,241	$44,525	$89,806
Reinvested	2,829	165	6,021	38,393	145	420	2,629	2,536	5,308
Redeemed	(35,865)	(3,661)	(66,708)	(387,960)	(6,272)	(17,407)	(56,388)	(39,107)	(85,401)
Net Increase (Decrease)	$2,726	$5,157	$6,736	$(37,381)	$(2,507)	$ (11,210)	$(4,518	) $	7,954	$9,713
Shares:
Sold	2,690	661	5,087	23,463	273	434	3,686	3,314	6,675
Reinvested	222	13	476	3,013	11	33	206	198	411
Redeemed	(2,705)	(280)	(5,055)	(29,127)	(473)	(1,322)	(4,163)	(2,916)	(6,381)
Net Increase (Decrease)	207	394	508	(2,651)	(189)	(855)	(271)	596	705
Year Ended October 31, 2013
Dollars:
Sold	$33,712	$8,063	$54,570	$312,955	$3,366	$7,456	$48,545	$44,948	$90,170
Reinvested	2,443	86	5,619	34,383	188	443	2,673	2,019	4,470
Redeemed	(29,919)	(2,454)	(59,727)	(233,262)	(5,684)	(10,686)	(45,175)	(21,588)	(66,833)
Net Increase (Decrease)	$6,236	$5,695	$462	$114,076	$(2,130	) $	(2,787	) $	6,043	$25,379	$27,807
Shares:
Sold	2,983	708	4,927	28,167	304	667	4,454	4,041	8,094
Reinvested	244	9	566	3,442	19	44	267	201	442
Redeemed	(2,719)	(226)	(5,451)	(20,951)	(510)	(992)	(4,073)	(1,953)	(6,092)
Net Increase (Decrease)	508	491	42	10,658	(187)	(281)	648	2,289	2,444

Distributions:
Year Ended October 31, 2014
From net investment income	$(2,878	) $	(173	) $	(6,023)	$ (38,393)	$(145	) $	(420	) $	(2,629)	$(2,536	) $	(5,308)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$(2,878	) $	(173	) $	(6,023)	$ (38,393)	$(145	) $	(420	) $	(2,629)	$(2,536	) $	(5,308)
Year Ended October 31, 2013
From net investment income	$(2,480	) $	(88	) $	(5,624)	$ (34,384)	$(188	) $	(443	) $	(2,673)	$(2,019	) $	(4,470)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$(2,480	) $	(88	) $	(5,624)	$ (34,384)	$(188	) $	(443	) $	(2,673)	$(2,019	) $	(4,470)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													LargeCap Value Fund
												Year Ended		Year Ended
												October 31, 2014		October 31, 2013
Operations
Net investment income (loss)												$	54,968	$	45,181
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements													347,452		337,209
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies													31,711		162,013
			Net Increase (Decrease) in Net Assets Resulting from Operations										434,131		544,403

Dividends and Distributions to Shareholders
From net investment income													(43,181)		(38,399)
From net realized gain on investments													(284,484)		–
									Total Dividends and Distributions				(327,665)		(38,399)

Capital Share Transactions
Net increase (decrease) in capital share transactions													343,452		943,708
							Total Increase (Decrease) in Net Assets						449,918		1,449,712

Net Assets
Beginning of period													3,299,447		1,849,735
End of period (including undistributed net investment income as set forth below)													$3,749,365		$3,299,447
Undistributed (overdistributed) net investment income (loss)												$	43,254	$	31,324

	Class A		Class B		Class C		Class J		Class P	Institutional	R-1	R- 2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014 (a)
Dollars:
Sold	$11,300		$9		$1,492		$10,629		$606	$223,109	$443	$850	$1,234	$899	$1,836
Reinvested	18,636		143		653		6,611		–	299,062	141	258	359	256	921
Redeemed	(26,473)		(642)		(1,409)		(12,664)		(409)	(186,818)	(724)	(561)	(915)	(1,362)	(4,018)
Net Increase (Decrease)	$3,463		$(490	) $	736		$4,576		$197	$335,353	$(140)	$547	$678	$(207)	$(1,261)
Shares:
Sold	847		1		114		811		45	16,738	34	64	92	68	137
Reinvested	1,457		11		52		525		–	23,401	11	20	28	20	72
Redeemed	(1,983)		(48)		(108)		(964)		(30)	(14,111)	(55)	(42))	(69)	(103)	(311)
Net Increase (Decrease)	321		(36)		58		372		15	26,028	(10)	42	51	(15)	(102)
Year Ended October 31, 2013
Dollars:
Sold	$14,716		$166		$5,077		$16,036		N/A	$1,082,848	$299	$1,372	$839	$2,299	$10,903
Reinvested	2,556		4		21		847		N/A	34,555	14	25	46	34	234
Redeemed	(23,203)		(1,141)		(1,085)		(12,827)		N/A	(177,337)	(199)	(470)	(621)	(2,310)	(9,990)
Net Increase (Decrease)	$(5,931	) $	(971	) $	4,013		$4,056		N/A	$940,066	$114	$927	$264	$23	$1,147
Shares:
Sold	1,205		13		419		1,348		N/A	84,103	26	109	70	190	963
Reinvested	235		–		2		79		N/A	3,185	1	2	4	3	21
Redeemed	(1,918)		(94)		(86)		(1,075)		N/A	(14,477)	(17)	(40)	(52)	(187)	(804)
Net Increase (Decrease)	(478)		(81)		335		352		N/A	72,811	10	71	22	6	180

Distributions:
Year Ended October 31, 2014 (a)
From net investment income $	(1,842	) $	– $		(39	) $	(638	) $	–	$(40,471)	$(9)	$(27)	$(32)	$(26)	$(97)
From net realized gain on
investments	(17,308)		(147)		(648)		(5,974)		–	(258,591)	(132)	(303)	(327)	(230)	(824)
Total Dividends and Distributions	$(19,150)		$(147	) $	(687	) $	(6,612	) $	–	$(299,062)	$(141)	$(330)	$(359)	$(256)	$(921)
Year Ended October 31, 2013
From net investment income	$(2,617	) $	(4	) $	(22	) $	(848)		N/A	$(34,555)	$(14)	$(25)	$(46)	$(34)	$(234)
From net realized gain on
investments	–		–		–		–		N/A	–	–	–	–	–	–
Total Dividends and Distributions	$(2,617	) $	(4	) $	(22	) $	(848)		N/A	$(34,555)	$(14)	$(25)	$(46)	$(34)	$(234)

(a)	Period from June 3, 2014, date operations commenced, through October 31, 2014 for Class P.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands															MidCap Fund
													Year Ended		Year Ended
													October 31, 2014		October 31, 2013
Operations
Net investment income (loss)												$		21,511	$	20,318
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements														466,325		164,411
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														538,045		1,292,913
				Net Increase (Decrease) in Net Assets Resulting from Operations										1,025,881		1,477,642

Dividends and Distributions to Shareholders
From net investment income														(10,518)		(40,041)
From net realized gain on investments														(159,328)		(57,420)
								Total Dividends and Distributions						(169,846)		(97,461)

Capital Share Transactions
Net increase (decrease) in capital share transactions														698,018		2,260,384
							Total Increase (Decrease) in Net Assets							1,554,053		3,640,565

Net Assets
Beginning of period													7,311,173			3,670,608
End of period (including undistributed net investment income as set forth below)													$8,865,226			$7,311,173
Undistributed (overdistributed) net investment income (loss)												$		21,684	$	(6,500)
	Class A			Class B	Class C		Class J	Class P	Institutional	R-1			R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$330,287			$228	$19,402		$3,024	$948,638	$1,244,296	$14,086	$		10,914	$35,467	$48,061	$90,725
Reinvested	39,608			337	6,130		6,288	25,793	51,356	469			667	3,362	3,588	4,569
Redeemed	(700,282)			(4,491)	(52,154)		(35,301)	(565,546)	(645,816)	(5,418)			(15,737)	(51,222)	(62,749)	(50,561)
Net Increase (Decrease)	$(330,387)			$(3,926)	$(26,622)		$ (25,989)	$408,885	$649,836	$9,137	$		(4,156)	$(12,393)	$ (11,100)	$44,733
Shares:
Sold	16,116			12	1,003		152	45,109	59,682	711			549	1,745	2,309	4,392
Reinvested	2,003			18	326		329	1,288	2,556	25			35	172	179	230
Redeemed	(33,620)			(229)	(2,664)		(1,775)	(26,642)	(30,825)	(275)			(783)	(2,522)	(3,015)	(2,434)
Net Increase (Decrease)	(15,501)			(199)	(1,335)		(1,294)	19,755	31,413	461			(199)	(605)	(527)	2,188
Year Ended October 31, 2013
Dollars:
Sold	$863,981			$579	$178,517		$35,361	$707,274	$1,438,002	$12,913	$		23,384	$77,548	$68,211	$114,519
Reinvested	25,868			286	2,350		5,348	12,709	33,991	202			395	1,976	2,310	2,162
Redeemed	(413,722)			(8,757)	(22,310)		(41,363)	(186,332)	(566,559)	(3,537)			(12,167)	(30,323)	(29,950)	(32,482)
Net Increase (Decrease)	$476,127			$(7,892)	$158,557		$(654)	$533,651	$905,434	$9,578	$		11,612	$49,201	$40,571	$84,199
Shares:
Sold	49,698			35	10,928		2,172	39,614	81,129	764			1,390	4,494	3,881	6,541
Reinvested	1,655			19	157		354	805	2,148	14			26	128	146	137
Redeemed	(23,698)			(528)	(1,328)		(2,487)	(10,472)	(31,551)	(210)			(709)	(1,761)	(1,687)	(1,841)
Net Increase (Decrease)	27,655			(474)	9,757		39	29,947	51,726	568			707	2,861	2,340	4,837

Distributions:
Year Ended October 31, 2014
From net investment income $	–	$		– $	–	$	– $	(2,790)	$(7,502)	$–	$		–	$–	$–	$(226)
From net realized gain on
investments	(42,407)			(342)	(7,771)		(6,290)	(27,586)	(62,266)	(470)			(900)	(3,362)	(3,588)	(4,346)
Total Dividends and Distributions $	(42,407)			$(342)	$(7,771)		$(6,290)$	(30,376)	$(69,768)	$(470)			$(900)	$(3,362)	$(3,588)	$(4,572)
Year Ended October 31, 2013
From net investment income $	(10,317)		$	– $	(869)		$(1,896)$	(5,990)	$(18,191)	$(69)			$(161)	$(749)	$(907)	$(892)
From net realized gain on
investments	(17,330)			(292)	(2,230)		(3,460)	(7,863)	(21,867)	(133)			(343)	(1,227)	(1,403)	(1,272)
Total Dividends and Distributions $	(27,647)			$(292)	$(3,099)		$(5,356)$	(13,853)	$(40,058)	$(202)			$(504)	$(1,976)	$(2,310)	$(2,164)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													MidCap Value Fund III
													Year Ended			Year Ended
													October 31, 2014			October 31, 2013
Operations
Net investment income (loss)													$		10,766	$6,404
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements															68,884	29,578
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies															26,008	93,123
		Net Increase (Decrease) in Net Assets Resulting from Operations											105,658			129,105

Dividends and Distributions to Shareholders
From net investment income															(8,655)	(1,226)
From net realized gain on investments															(22,025)	–
							Total Dividends and Distributions								(30,680)	(1,226)

Capital Share Transactions
Net increase (decrease) in capital share transactions													140,054			542,115
					Total Increase (Decrease) in Net Assets								215,032			669,994

Net Assets
Beginning of period													765,262			95,268
End of period (including undistributed net investment income as set forth below)													$980,294			$765,262
Undistributed (overdistributed) net investment income (loss)													$		8,138	$5,974
	Class A	Class J		Class P	Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014 (a)
Dollars:
Sold	$2,194	$10,123		$41	$161,900		$726		$1,031		$5,766		$9,879		$9,048
Reinvested	–	3,967		–	25,826		16		51		170		166		466
Redeemed	(218)	(14,917)		–	(69,018)		(206)		(686)		(1,724)		(608)		(3,939)
Net Increase (Decrease)	$1,976	$(827	) $	41	$118,708		$536		$396		$4,212		$9,437		$5,575
Shares:
Sold	108	540		2	8,145		38		54		302		523		478
Reinvested	–	222		–	1,370		1		3		10		9		26
Redeemed	(11)	(798)		–	(3,522)		(11)		(38)		(92)		(32)		(209)
Net Increase (Decrease)	97	(36)		2	5,993		28		19		220		500		295
Year Ended October 31, 2013
Dollars:
Sold	N/A	$6,810		N/A	$563,716		$93		$330		$2,233		$2,460		$11,167
Reinvested	N/A	945		N/A	30		2		7		29		21		186
Redeemed	N/A	(11,563)		N/A	(21,990)		(65)		(315)		(964)		(292)		(10,725)
Net Increase (Decrease)	N/A	$(3,808)		N/A	$541,756		$30		$22		$1,298		$2,189		$628
Shares:
Sold	N/A	432		N/A	35,063		6		22		144		161		774
Reinvested	N/A	68		N/A	2		–		1		2		2		13
Redeemed	N/A	(751)		N/A	(1,290)		(4)		(21)		(66)		(19)		(655)
Net Increase (Decrease)	N/A	(251)		N/A	33,775		2		2		80		144		132

Distributions:
Year Ended October 31, 2014 (a)
From net investment income	$–	$(879	) $	–	$(7,581	) $	(2	) $	(9	) $	(35	)$	(40	) $	(109)
From net realized gain on
investments	–	(3,089)		–	(18,262)		(14)		(42)		(135)		(126)		(357)
Total Dividends and Distributions	$–	$(3,968	) $	–	$(25,843)		$(16	)$	(51	) $	(170	) $	(166	) $	(466)
Year Ended October 31, 2013
From net investment income	N/A	$(945)		N/A	$(36)		$(2	) $	(7	) $	(29	)$	(21	) $	(186)
From net realized gain on
investments	N/A	–		N/A	–		–		–		–		–		–
Total Dividends and Distributions	N/A	$(945)		N/A	$(36)		$(2	) $	(7	) $	(29	)$	(21	) $	(186)

(a)	Period from June 3, 2014, date operations commenced, through October 31, 2014 for Class A and Class P.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands								Money Market Fund
								Year Ended	Year Ended
								October 31, 2014	October 31, 2013
Operations
Net investment income (loss)								$2	$–
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements								219	149
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies								–	–
			Net Increase (Decrease) in Net Assets Resulting from Operations					221	149

Capital Share Transactions
Net increase (decrease) in capital share transactions								(57,081)	12,653
						Total Increase (Decrease) in Net Assets		(56,860)	12,802

Net Assets
Beginning of period								1,136,583	1,123,781
End of period (including undistributed net investment income as set forth below)								$1,079,723	$1,136,583
Undistributed (overdistributed) net investment income (loss)								$–	$(2)

	Class A		Class B		Class C	Class J	Institutional
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$474,113		$500		$15,971	$117,768	$242,449
Redeemed	(475,605)		(3,544)		(19,230)	(146,440)	(263,063)
Net Increase (Decrease)	$(1,492	) $	(3,044)		$(3,259)	$ (28,672)	$ (20,614)
Shares:
Sold	474,115		499		15,971	117,768	242,450
Redeemed	(475,606)		(3,544)		(19,230)	(146,440)	(263,063)
Net Increase (Decrease)	(1,491)		(3,045)		(3,259)	(28,672)	(20,613)
Year Ended October 31, 2013
Dollars:
Sold	$598,551		$2,350		$26,882	$180,552	$578,995
Redeemed	(584,145)		(8,230)		(22,972)	(184,630)	(574,700)
Net Increase (Decrease)	$14,406		$(5,880	) $	3,910	$(4,078)	$4,295
Shares:
Sold	598,551		2,350		26,881	180,552	578,995
Redeemed	(584,145)		(8,230)		(22,972)	(184,630)	(574,700)
Net Increase (Decrease)	14,406		(5,880)		3,909	(4,078)	4,295

Distributions:
Year Ended October 31, 2014
From net investment income	$–		$–		$–	$–	$–
From net realized gain on
investments	–		–		–	–	–
Total Dividends and Distributions	$–		$–		$–	$–	$–
Year Ended October 31, 2013
From net investment income	$–		$–		$–	$–	$–
From net realized gain on
investments	–		–		–	–	–
Total Dividends and Distributions	$–		$–		$–	$–	$–

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal Capital Appreciation Fund
										Year Ended		Year Ended
										October 31, 2014		October 31, 2013
Operations
Net investment income (loss)										$	26,222		$28,199
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											109,057		58,459
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											205,161		414,442
		Net Increase (Decrease) in Net Assets Resulting from Operations									340,440		501,100

Dividends and Distributions to Shareholders
From net investment income											(22,458)		(26,749)
From net realized gain on investments											(48,623)		(20,351)
						Total Dividends and Distributions					(71,081)		(47,100)

Capital Share Transactions
Net increase (decrease) in capital share transactions											(26,562)		32,293
					Total Increase (Decrease) in Net Assets						242,797		486,293

Net Assets
Beginning of period											2,249,428		1,763,135
End of period (including undistributed net investment income as set forth below)											$2,492,225		$2,249,428
Undistributed (overdistributed) net investment income (loss)										$	21,687		$17,823
	Class A	Class B		Class C	Class P	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$66,454	$157		$9,269	$12,447	$54,748	$713	$518		$4,734	$1,945	$9,360
Reinvested	21,096	777		1,009	626	44,739	37	60		572	479	961
Redeemed	(98,668)	(15,081)		(7,134)	(6,207)	(113,200)	(725)	(901)		(3,013)	(5,411)	(6,923)
Net Increase (Decrease)	$(11,118)	$ (14,147)		$3,144	$6,866	$(13,713)	$25	$(323	) $	2,293	$(2,987)	$3,398
Shares:
Sold	1,208	3		203	219	986	13	9		84	35	172
Reinvested	399	18		23	12	834	1	1		11	9	18
Redeemed	(1,789)	(327)		(157)	(110)	(2,028)	(13)	(16)		(55)	(100)	(124)
Net Increase (Decrease)	(182)	(306)		69	121	(208)	1	(6)		40	(56)	66
Year Ended October 31, 2013
Dollars:
Sold	$63,018	$275		$9,262	$6,233	$190,747	$479	$766		$9,118	$5,544	$10,798
Reinvested	13,903	610		499	344	30,059	37	43		347	256	481
Redeemed	(86,635)	(15,747)		(5,887)	(3,772)	(187,204)	(1,279)	(877)		(3,283)	(2,060)	(3,782)
Net Increase (Decrease)	$(9,714)	$ (14,862)		$3,874	$2,805	$33,602	$(763)	$(68	) $	6,182	$3,740	$7,497
Shares:
Sold	1,349	7		233	132	3,863	11	17		204	117	228
Reinvested	329	17		14	8	704	1	1		8	6	11
Redeemed	(1,878)	(405)		(152)	(82)	(3,992)	(28)	(19)		(71)	(43)	(82)
Net Increase (Decrease)	(200)	(381)		95	58	575	(16)	(1)		141	80	157

Distributions:
Year Ended October 31, 2014
From net investment income	$(5,774) $	– $		(133)	$(227)	$ (15,740)	$(3)	$(10)		$(137)	$(134)	$(300)
From net realized gain on
investments	(15,865)	(795)		(933)	(477)	(29,028)	(34)	(50)		(435)	(345)	(661)
Total Dividends and Distributions	$ (21,639)	$(795	) $	(1,066)	$(704)	$ (44,768)	$(37)	$(60	) $	(572)	$(479)	$(961)
Year Ended October 31, 2013
From net investment income	$(7,478)	$(107	) $	(193)	$(221)	$ (18,112)	$(16)	$(20)		$(188)	$(142)	$(272)
From net realized gain on
investments	(6,837)	(520)		(339)	(163)	(11,966)	(21)	(23)		(159)	(114)	(209)
Total Dividends and Distributions	$ (14,315)	$(627	) $	(532)	$(384)	$ (30,078)	$(37)	$(43)		$(347)	$(256)	$(481)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	Real Estate Securities Fund
Year Ended	Year Ended
October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$	18,678	$	26,048
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements	23,520	216,748
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies	289,137	(69,792)
Net Increase (Decrease) in Net Assets Resulting from Operations	331,335	173,004

Dividends and Distributions to Shareholders
From net investment income	(27,287)	(19,817)
From net realized gain on investments	(184,920)	–
Total Dividends and Distributions	(212,207)	(19,817)

Capital Share Transactions
Net increase (decrease) in capital share transactions	516,277	(222,462)
Total Increase (Decrease) in Net Assets	635,405	(69,275)

Net Assets
Beginning of period	1,399,308	1,468,583
End of period (including undistributed net investment income as set forth below)	$2,034,713	$1,399,308
Undistributed (overdistributed) net investment income (loss)	$	4,917	$	10,964

Class A	Class B	Class C	Class J	Class P	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$67,599	$183	$7,683	$37,358	$32,115	$461,087	$2,285	$5,590	$16,783	$21,281	$	64,004
Reinvested	22,872	509	3,549	21,633	3,342	109,388	847	2,015	7,091	7,474	16,873
Redeemed	(52,409)	(1,159)	(7,102)	(29,346)	(27,675)	(204,964)	(3,056)	(5,317)	(18,389)	(13,090)	(32,777)
Net Increase (Decrease)	$38,062	$(467	) $	4,130	$29,645	$7,782	$365,511	$76	$2,288	$5,485	$15,665	$	48,100
Shares:
Sold	3,401	9	388	1,892	1,602	22,981	116	291	853	1,092	3,445
Reinvested	1,265	29	200	1,227	184	6,028	47	116	401	426	957
Redeemed	(2,625)	(60)	(365)	(1,500)	(1,399)	(10,310)	(153)	(274)	(937)	(679)	(1,682)
Net Increase (Decrease)	2,041	(22)	223	1,619	387	18,699	10	133	317	839	2,720
Year Ended October 31, 2013
Dollars:
Sold	$45,502	$223	$10,158	$20,058	$27,011	$390,566	$1,682	$3,860	$14,013	$17,997	$	21,751
Reinvested	1,537	2	66	1,573	283	12,413	48	114	492	540	1,407
Redeemed	(61,172)	(2,691)	(6,013)	(35,554)	(19,123)	(589,167)	(3,448)	(6,505)	(20,093)	(14,956)	(35,036)
Net Increase (Decrease)	$(14,133)	$(2,466	) $	4,211	$(13,923)	$8,171	$(186,188)	$(1,718)	$(2,531	) $	(5,588)	$3,581	$(11,878)
Shares:
Sold	2,146	10	480	962	1,289	18,517	80	188	666	865	1,038
Reinvested	73	–	3	77	13	594	2	6	24	27	69
Redeemed	(2,943)	(129)	(288)	(1,731)	(892)	(27,725)	(165)	(319)	(983)	(731)	(1,716)
Net Increase (Decrease)	(724)	(119)	195	(692)	410	(8,614)	(83)	(125)	(293)	161	(609)

Distributions:
Year Ended October 31, 2014
From net investment income $	(2,511	) $	(20	) $	(199	) $	(2,370	) $	(597) $	(17,416)	$(66	) $	(197	) $	(708	) $	(875	) $	(2,328)
From net realized gain on
investments	(20,923)	(504)	(3,732)	(19,272)	(4,454)	(105,748)	(781)	(1,979)	(6,383)	(6,599)	(14,545)
Total Dividends and Distributions $	(23,434)	$(524	) $	(3,931) $	(21,642)	$(5,051) $	(123,164)	$(847	) $	(2,176	) $	(7,091	) $	(7,474) $	(16,873)
Year Ended October 31, 2013
From net investment income $	(1,566	) $	(2	) $	(72	) $	(1,575	) $	(440) $	(13,555)	$(48	) $	(119	) $	(493	) $	(540	) $	(1,407)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions $	(1,566	) $	(2	) $	(72	) $	(1,575	) $	(440) $	(13,555)	$(48	) $	(119	) $	(493	) $	(540	) $	(1,407)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Short-Term Income Fund
										Year Ended		Year Ended
										October 31, 2014		October 31, 2013
Operations
Net investment income (loss)										$	33,087		$25,287
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements											7,291		9,035
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies											(12,438)		(12,401)
			Net Increase (Decrease) in Net Assets Resulting from Operations								27,940		21,921

Dividends and Distributions to Shareholders
From net investment income											(32,788)		(23,658)
From net realized gain on investments											(979)		–
						Total Dividends and Distributions					(33,767)		(23,658)

Capital Share Transactions
Net increase (decrease) in capital share transactions											761,881		258,029
					Total Increase (Decrease) in Net Assets						756,054		256,292

Net Assets
Beginning of period											1,782,122		1,525,830
End of period (including undistributed net investment income as set forth below)											$2,538,176		$1,782,122
Undistributed (overdistributed) net investment income (loss)										$	3,154		$2,859

	Class A		Class C	Class J	Class P	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$93,607		$22,145	$35,492	$124,787	$1,018,630	$554		$594	$12,454	$12,996	$6,537
Reinvested	4,323		529	1,654	629	24,796	14		18	139	97	92
Redeemed	(156,237)		(37,638)	(41,219)	(109,699)	(238,125)	(946)		(288)	(8,827)	(3,171)	(2,056)
Net Increase (Decrease)	$(58,307)		$ (14,964)	$(4,073)	$15,717	$805,301	$(378	) $	324	$3,766	$9,922	$4,573
Shares:
Sold	7,642		1,807	2,898	10,193	83,261	45		49	1,016	1,061	534
Reinvested	353		43	135	51	2,023	1		1	11	8	7
Redeemed	(12,754)		(3,071)	(3,367)	(8,957)	(19,448)	(77)		(24)	(720)	(259)	(168)
Net Increase (Decrease)	(4,759)		(1,221)	(334)	1,287	65,836	(31)		26	307	810	373
Year Ended October 31, 2013
Dollars:
Sold	$232,786		$47,597	$65,046	$97,641	$389,920	$673		$1,238	$10,743	$3,385	$16,078
Reinvested	4,583		413	1,414	421	15,800	15		14	91	45	86
Redeemed	(259,894)		(41,878)	(48,961)	(82,531)	(167,397)	(1,083)		(802)	(10,420)	(2,157)	(14,837)
Net Increase (Decrease)	$(22,525	) $	6,132	$17,499	$15,531	$238,323	$(395	) $	450	$414	$1,273	$1,327
Shares:
Sold	18,983		3,880	5,304	7,964	31,819	55		101	876	276	1,316
Reinvested	373		33	115	35	1,288	1		1	7	4	7
Redeemed	(21,218)		(3,413)	(3,997)	(6,729)	(13,659)	(88)		(65)	(849)	(176)	(1,212)
Net Increase (Decrease)	(1,862)		500	1,422	1,270	19,448	(32)		37	34	104	111

Distributions:
Year Ended October 31, 2014
From net investment income	$(4,570	) $	(554)	$(1,607)	$(970)	$ (24,743)	$(13	) $	(17)	$(130)	$(95)	$(89)
From net realized gain on
investments	(179)		(56)	(66)	(28)	(634)	(1)		(1)	(9)	(2)	(3)
Total Dividends and Distributions	$(4,749	) $	(610)	$(1,673)	$(998)	$ (25,377)	$(14	) $	(18)	$(139)	$(97)	$(92)
Year Ended October 31, 2013
From net investment income	$(4,873	) $	(471)	$(1,434)	$(724)	$ (15,899)	$(15	) $	(14)	$(91)	$(45)	$(92)
From net realized gain on
investments	–		–	–	–	–	–		–	–	–	–
Total Dividends and Distributions	$(4,873	) $	(471)	(1,434)	$(724)	$ (15,899)	$(15	) $	(14)	$(91)	$(45)	$(92)

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands														SmallCap Blend Fund
														Year Ended				Year Ended
														October 31, 2014				October 31, 2013
Operations
Net investment income (loss)																$(609)		$	1,171
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements																64,485			56,606
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies																(24,171)			83,602
			Net Increase (Decrease) in Net Assets Resulting from Operations													39,705			141,379

Dividends and Distributions to Shareholders
From net investment income																(158)			(1,547)
From net realized gain on investments																(35,644)			(2,003)
									Total Dividends and Distributions							(35,802)			(3,550)

Capital Share Transactions
Net increase (decrease) in capital share transactions																18,085			(9,224)
							Total Increase (Decrease) in Net Assets									21,988			128,605

Net Assets
Beginning of period														487,094					358,489
End of period (including undistributed net investment income as set forth below)														$509,082					$487,094
Undistributed (overdistributed) net investment income (loss)																$9		$	98
	Class A		Class B		Class C		Class J		Class P	Institutional		R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014 (a)
Dollars:
Sold	$31,748		$70		$5,440		$16,496		$75	$6,647		$626		$757		$2,883		$1,663	$2,494
Reinvested	12,875		260		937		14,946		–	4,677		180		218		438		303	809
Redeemed	(34,544)		(1,149)		(2,870)		(32,788)		–	(4,755)		(1,116)		(1,041)		(2,894)		(2,157)	(3,143)
Net Increase (Decrease)	$10,079		$(819	)$	3,507		$(1,346	) $	75	$6,569		$(310	) $	(66	)$	427		$(191)	$160
Shares:
Sold	1,465		4		263		787		3	292		29		35		133		74	110
Reinvested	608		13		47		732		–	211		9		11		21		14	37
Redeemed	(1,594)		(58)		(141)		(1,566)		–	(206)		(53)		(49)		(133)		(96)	(138)
Net Increase (Decrease)	479		(41)		169		(47)		3	297		(15)		(3)		21		(8)	9
Year Ended October 31, 2013
Dollars:
Sold	$22,398		$229		$3,615		$18,811		N/A	$1,364		$537		$646		$1,178		$1,825	$3,210
Reinvested	1,124		26		45		1,489		N/A	639		14		14		47		32	107
Redeemed	(25,623)		(2,349)		(2,248)		(25,665)		N/A	(898)		(898)		(1,359)		(1,780)		(1,809)	(3,945)
Net Increase (Decrease)	$(2,101	) $	(2,094	) $	1,412		$(5,365)		N/A	$1,105		$(347	) $	(699	) $	(555	) $	48	$(628)
Shares:
Sold	1,189		13		199		1,042		N/A	71		31		36		64		95	171
Reinvested	70		2		3		97		N/A	39		1		1		3		2	7
Redeemed	(1,411)		(141)		(128)		(1,477)		N/A	(46)		(50)		(82)		(99)		(93)	(213)
Net Increase (Decrease)	(152)		(126)		74		(338)		N/A	64		(18)		(45)		(32)		4	(35)

Distributions:
Year Ended October 31, 2014 (a)
From net investment income	$–		$–		$–	$	– $		–	$(154)	$	– $		– $		– $		–	$(4)
From net realized gain on
investments	(12,988)		(263)		(973)		(14,951)		–	(4,523)		(180)		(220)		(438)		(303)	(805)
Total Dividends and Distributions	$(12,988)		$(263	)$	(973)		$(14,951	) $	–	$(4,677)		$(180	) $	(220	) $	(438	) $	(303)	$(809)
Year Ended October 31, 2013
From net investment income	$(414)		$(1	) $	(2)		$(642)		N/A	$(392)		$(2	) $	(1	) $	(20	)$	(15)	$(58)
From net realized gain on
investments	(719)		(26)		(45)		(848)		N/A	(247)		(12)		(13)		(27)		(17)	(49)
Total Dividends and Distributions	$(1,133	) $	(27	)$	(47)		$(1,490)		N/A	$(639)		$(14	)$	(14	)$	(47	)$	(32)	$(107)

(a)	Period from June 3, 2014, date operations commenced, through October 31, 2014 for Class P.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands												SmallCap Value Fund II
												Year Ended			Year Ended
												October 31, 2014			October 31, 2013
Operations
Net investment income (loss)														$3,590	$11,501
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements												136,660			155,004
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies														2,506	232,102
		Net Increase (Decrease) in Net Assets Resulting from Operations										142,756			398,607

Dividends and Distributions to Shareholders
From net investment income														(7,271)	(14,153)
From net realized gain on investments														(98,502)	–
						Total Dividends and Distributions						(105,773)			(14,153)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(21,399)	59,682
				Total Increase (Decrease) in Net Assets										15,584	444,136

Net Assets
Beginning of period												1,547,212			1,103,076
End of period (including undistributed net investment income as set forth below)												$1,562,796			$1,547,212
Undistributed (overdistributed) net investment income (loss)														$1,046	$4,167
	Class A	Class J	Class P	Institutional		R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014 (a)
Dollars:
Sold	$249	$3,462	$15	$82,991		$376		$895		$3,013		$3,705		$8,020
Reinvested	–	1,219	–	100,947		141		390		813		767		1,496
Redeemed	(32)	(3,805)	–	(205,532)		(773)		(2,927)		(4,334)		(2,967)		(9,528)
Net Increase (Decrease)	$217	$876	$15	$(21,594)		$(256	) $	(1,642	) $	(508	) $	1,505		$(12)
Shares:
Sold	18	256	1	6,025		29		69		222		275		592
Reinvested	–	93	–	7,515		11		30		62		58		113
Redeemed	(2)	(281)	–	(14,942)		(60)		(223)		(323)		(218)		(707)
Net Increase (Decrease)	16	68	1	(1,402)		(20)		(124)		(39)		115		(2)
Year Ended October 31, 2013
Dollars:
Sold	N/A	$5,315	N/A	$225,126		$458		$2,123		$2,463		$2,043		$8,833
Reinvested	N/A	77	N/A	13,687		9		32		51		85		212
Redeemed	N/A	(2,978)	N/A	(174,421)		(902)		(3,419)		(2,231)		(3,143)		(13,738)
Net Increase (Decrease)	N/A	$2,414	N/A	$64,392		$(435	) $	(1,264	) $	283		$(1,015	) $	(4,693)
Shares:
Sold	N/A	453	N/A	17,844		41		182		213		177		768
Reinvested	N/A	8	N/A	1,302		1		3		5		8		20
Redeemed	N/A	(256)	N/A	(14,837)		(77)		(302)		(205)		(267)		(1,158)
Net Increase (Decrease)	N/A	205	N/A	4,309		(35)		(117)		13		(82)		(370)

Distributions:
Year Ended October 31, 2014 (a)
From net investment income	$–	$–	$–	$(7,197)	$	– $		– $		(4	) $	(17	)$	(53)
From net realized gain on
investments	–	(1,219)	–	(93,750)		(141)		(390)		(809)		(750)		(1,443)
Total Dividends and Distributions	$–	$(1,219)	$–	$(100,947)		$(141	) $	(390	) $	(813	) $	(767	)$	(1,496)
Year Ended October 31, 2013
From net investment income	N/A	$(77)	N/A	$(13,687)		$(9	) $	(32	) $	(51	)$	(85	)$	(212)
From net realized gain on
investments	N/A	–	N/A	–		–		–		–		–		–
Total Dividends and Distributions	N/A	$(77)	N/A	$(13,687)		$(9	) $	(32	) $	(51	)$	(85	)$	(212)

(a)	Period from June 3, 2014, date operations commenced, through October 31, 2014 for Class A and Class P.

See accompanying notes.

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Tax-Exempt Bond Fund
						Year Ended	Year Ended
						October 31, 2014	October 31, 2013
Operations
Net investment income (loss)						$9,195	$10,410
Net realized gain (loss) on investments, foreign currency transactions, futures,
options and swaptions, short sales, and swap agreements						(1,982)	(2,035)
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions, short sales,
swap agreements, and translation of assets and liabilities in foreign currencies						14,045	(18,889)
			Net Increase (Decrease) in Net Assets Resulting from Operations			21,258	(10,514)

Dividends and Distributions to Shareholders
From net investment income						(8,811)	(10,379)
					Total Dividends and Distributions	(8,811)	(10,379)

Capital Share Transactions
Net increase (decrease) in capital share transactions						(10,599)	(28,337)
					Total Increase (Decrease) in Net Assets	1,848	(49,230)

Net Assets
Beginning of period						215,995	265,225
End of period (including undistributed net investment income as set forth below)						$217,843	$215,995
Undistributed (overdistributed) net investment income (loss)						$1,030	$609

	Class A		Class B		Class C
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$15,214		$1		$2,856
Reinvested	7,042		25		250
Redeemed	(33,331)		(362)		(2,294)
Net Increase (Decrease)	$(11,075	) $	(336	) $	812
Shares:
Sold	2,106		–		397
Reinvested	974		3		34
Redeemed	(4,663)		(51)		(319)
Net Increase (Decrease)	(1,583)		(48)		112
Year Ended October 31, 2013
Dollars:
Sold	$34,889		$52		$3,070
Reinvested	8,204		46		288
Redeemed	(68,764)		(1,039)		(5,083)
Net Increase (Decrease)	$(25,671	) $	(941	) $	(1,725)
Shares:
Sold	4,603		7		412
Reinvested	1,120		6		39
Redeemed	(9,456)		(141)		(697)
Net Increase (Decrease)	(3,733)		(128)		(246)

Distributions:
Year Ended October 31, 2014
From net investment income	$(8,476	) $	(26	) $	(309)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions	$(8,476	) $	(26	) $	(309)
Year Ended October 31, 2013
From net investment income	$(9,987	) $	(50	) $	(342)
From net realized gain on
investments	–		–		–
Total Dividends and Distributions	$(9,987	) $	(50	) $	(342)

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, MidCap Value Fund III, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Value Fund II and Tax-Exempt Bond Fund (known as the "Funds") are presented herein. The Funds may offer up to ten classes of shares: Class A, Class C, Class J, Class P, Institutional, R-1, R-2, R-3, R-4 and R-5. Class B shares of the Funds are no longer available for purchase. Information presented in these financial statements pertains to the Class A, Class B, Class C, and Class P shares. Certain detailed financial information for the Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the period. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective March 1, 2013, the initial purchase of $10,000 of Class A shares of High Yield Fund I was made by Principal Management Corporation (the "Manager").

Effective March 1, 2013, the initial purchase of $10,000 of Class A shares of LargeCap Growth Fund I was made by the Manager.

Effective March 1, 2013, MidCap Blend Fund changed its name to MidCap Fund.

Effective June 3, 2014, the initial purchases of $10,000 of Class A and Class P shares of International Fund I, MidCap Value Fund III, and SmallCap Value Fund II were made by the Manager.

Effective June 3, 2014, the initial purchases of $10,000 of Class P shares of LargeCap Growth Fund I, LargeCap Value Fund, and SmallCap Blend Fund were made by the Manager.

2. Significant Accounting Policies

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds (with the exception of Money Market Fund) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Funds’ net asset values are reflected in the Funds’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

2. Significant Accounting Policies (Continued)

To the extent the Funds invest in foreign securities listed on foreign exchanges which trade on days on which the Funds do not determine net asset values, for example weekends and other customary national U.S. holidays, the Funds’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Money Market Fund values its securities, other than holdings of other publicly traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publicly traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Funds.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Funds’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following funds held securities denominated in foreign currencies that exceeded 5% of net assets of the fund:

Diversified		Global		Global Real Estate		International
International Fund		Diversified Income Fund		Securities Fund		Emerging Markets Fund
Euro	16.6%	Euro	5.9%	Japanese Yen	12.8%	Hong Kong Dollar	19.2%
Japanese Yen	16.5			Hong Kong Dollar	7.1	South Korean Won	15.7
British Pound Sterling	14.2			British Pound Sterling	7.0	New Taiwan Dollar	12.9
Canadian Dollar	11.6			Australian Dollar	6.2	Brazilian Real	8.3
Swiss Franc	7.2			Euro	6.1	Indian Rupee	7.8
						South African Rand	7.2
						Mexican Peso	5.1

International Fund I
Japanese Yen	21.9%
Hong Kong Dollar	14.6
British Pound Sterling	11.5
New Taiwan Dollar	6.8
Euro	6.6
Canadian Dollar	6.0

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

2. Significant Accounting Policies (Continued)

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Fund) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. With respect to Money Market Fund, all net investment income and any realized gains from investment transactions are declared as dividends daily to settled shares of record as of that day. With respect to Bond & Mortgage Securities Fund, California Municipal Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Short-Term Income Fund and Tax-Exempt Bond Fund, net investment income is declared as dividends daily to settled shares of record as of that day, and all distributions of realized gains from investment transactions are recorded on the ex-dividend date. Dividends and distributions to shareholders of the other Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Global Real Estate Securities Fund and Real Estate Securities Fund receive substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Funds. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2014, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2011-2014. No examinations are in progress at this time.

Foreign Taxes. Certain of the Funds are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Funds as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon the disposition of certain foreign securities held by the Funds may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Funds accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At October 31, 2014, Diversified International Fund had no foreign tax refund receivable and had a deferred tax liability of $1,195,000 and International Emerging Markets Fund had no foreign tax refund receivable and had a deferred tax liability of $49,000 relating to foreign securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2014, Global Diversified Income Fund, Government & High Quality Bond Fund, International Emerging Markets Fund, MidCap Fund, Real Estate Securities Fund, and Short-Term Income Fund each borrowed from the Facility. Bond & Mortgage Securities Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, and SmallCap Blend Fund each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations.

In addition, certain of the Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the year ended October 31, 2014, Bond & Mortgage Securities Fund, Diversified International Fund, Global Diversified Income Fund, High Yield Fund, High Yield Fund I, Inflation Protection Fund, International Emerging Markets Fund, LargeCap Growth Fund I, Principal Capital Appreciation Fund, Short-Term Income Fund, and Tax-Exempt Bond Fund, borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Credit Linked Notes. Global Diversified Income Fund invests in structured notes whose market values are primarily derived from changes in the value of various credit indices and other factors. Valuations on these securities may be volatile as the payment features on certain notes may contain attributes that multiply the effects of changes in the values of the underlying indices. Structured notes may entail a greater degree of market risk than other types of debt securities. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Interest income is accrued daily. These notes are subject to prepayment, credit, and interest rate risks. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Counterparties. The Funds may be exposed to counterparty risk, or the risk that another party with which the Funds have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Funds exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Funds in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Funds. If the unpaid amount owed to the Funds subsequently decreases, the Funds would be required to return all or a portion of the collateral.

Master Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master agreement with a counterparty exceeds a specified threshold.

Bond & Mortgage Securities Fund, Global Diversified Income Fund, and Inflation Protection Fund have financial instruments that are subject to Master Agreements or similar agreements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

As of October 31, 2014, financial assets and liabilities subject to Master Netting Agreements or similar agreements were as follows (amounts in thousands):

Fund: Bond & Mortgage Securities Fund
Financial Derivative Instruments: Over the Counter Summary

	Counterparty
	Barclays Bank PLC
Assets*
Credit Default Swap	$2,201
Collateral (Received)/Pledged**	(2,201)
Net Exposure	$—

Fund: Global Diversified Income Fund
Financial Derivative Instruments: Over the Counter Summary

	Counterparty
	JP Morgan Chase	Total
Assets*
Foreign Currency Contracts	$8,010	$8,010
Total OTC	$8,010	$8,010

Liabilities*
Foreign Currency Contracts	$(1,354)	$(1,354)
Total OTC	$(1,354)	$(1,354)

Net Market Value of OTC Derivatives	$6,656	$6,656
Collateral (Received)/Pledged**	(290)	(290)
Net Exposure	$6,366	$6,366

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

Fund: Inflation Protection Fund
Financial Derivative Instruments: Over the Counter Summary

			Counterparty
				Deutsche	JP Morgan
	Barclays Bank PLC	BNP Paribas	Citigroup	Bank AG	Chase	UBS AG	Total
Assets*
Interest Rate Swaps	$30	$—	$—	$—	$—	$—	$30
Purchased Capped Options	4	—	—	—	—	—	4
Foreign Currency Contracts	607	206	—	49	104	2	968
Total OTC	$641	$206	$—	$49	$104	$2	$1,002

Liabilities*
Interest Rate Swaps	$(106)	$—	$—	$—	$—	$—	$(106)
Interest Rate Swaptions	(277)	—	—	—	—	—	(277)
Foreign Currency Contracts	(18)	—	(90)	—	—	—	(108)
Total OTC	$(401)	$—	$(90)	$—	$—	$—	$(491)

Net Market Value of OTC Derivatives	$240	$206	$(90)	$49	$104	$2	$511
Collateral (Received)/Pledged**	—	—	—	—	—	—	—
Net Exposure	$240	$206	$(90)	$49	$104	$2	$511

* Represents amount of offsetting derivative assets or liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the statements of assets and liabilities.

** Collateral pledged or received may be in excess of recognized assets or liabilities, see the schedule of investments.

Collateral information relating to securities on loan is included in the securities lending note to financial statements.

The financial instruments that are subject to Master Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Floating Rate Notes Issued in Conjunction with Securities Held. California Municipal Fund and Tax-Exempt Bond Fund have entered into transactions in which a fund transfers fixed rate bonds to trusts in exchange for cash and residual interests in the trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties. The fund enters into shortfall and forbearance agreements with the trusts, which commit the fund to pay the trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the fund (inverse floating rate securities) include the right of the fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the fixed rate bond from the trusts to the fund, thereby collapsing the trusts. The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investment assets, and the related floating rate notes reflected as fund liabilities under the caption “floating rate notes issued” in the statement of assets and liabilities. The notes issued by the trusts have interest rates that reset weekly, and the floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date.

Foreign Currency Contracts. Certain of the Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing such Fund’s investment objective. The Funds may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Funds enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds (with the exception of Money Market Fund) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on financial derivative instruments. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Funds has valued the investments. This may have an adverse effect on each of the Funds’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Funds’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Funds would not receive the principal until maturity.

Joint Trading Account. Certain of the Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Funds’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Funds based on their pro rata participating ownership interest in the joint trading account.

Mortgage Dollar Rolls. Certain of the Funds have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Funds sell mortgage-backed securities and simultaneously agree to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Funds forgo principal and interest paid on the securities, and are compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Funds treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Funds’ portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

Options Contracts. During the period Global Diversified Income Fund and Inflation Protection Fund wrote call and put options on futures, swaps, securities, indices and currencies they own or in which they may invest and inflation floors for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option and inflation floor, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. An inflation floor can give downside protection to investments in inflation-linked products. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying future, swap, security, index or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, swap, security, index or currency underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security, index or currency transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended October 31, 2014, were as follows:

Global Diversified Income Fund	Number of Contracts	Premium (thousands)
Beginning of period	129,517	$19,446
Options written	1,525,260	180,695
Options expired	(214,916)	(23,754)
Options closed	(1,091,922)	(139,974)
Options exercised	(216,747)	(22,166)
Balance at end of period	131,192	14,247

Inflation Protection Fund		Notional Amount
	Number of Contracts	(thousands)	Premium (thousands)
Beginning of period	400	37,200	$212
Options written	3,060	49,580	2,693
Options expired	(497)	—	(72)
Options closed	(786)	(53,480)	(1,804)
Options exercised	—	—	—
Balance at end of period	2,177	33,300	1,029

Rebates. Subject to best execution, the Funds may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Funds in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

Senior Floating Rate Interests. The Funds may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the Senior floating rate interests, the Funds may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unfunded loan commitments on the statements of assets and liabilities. As of October 31, 2014, the unfunded loan commitments were as follows (amounts in thousands):

	Unfunded Loan Commitment	Unrealized gain/(loss)
Bond & Mortgage Securities Fund	$4,200	$—
Global Diversified Income Fund	13,342	(1)
High Yield Fund	51,900	—

Short Sales. Global Diversified Income Fund entered into short sales transactions during the period. A short sale is a transaction in which a fund sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The fund must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The fund is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. A fund is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The fund is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The fund may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Bond & Mortgage Securities Fund, High Yield Fund, and Inflation Protection Fund invested in swap agreements during the period. Swap agreements are privately negotiated agreements between a fund and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. A fund may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Funds recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Funds and any counterparty are required to maintain an agreement that requires the Funds and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Funds and such counterparty. If the net fair value of such derivatives transactions between the Funds and that counterparty exceeds a certain threshold (as defined in the agreement), the Funds or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Funds or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, a Fund would add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or a basket of securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

As of October 31, 2014 counterparties had pledged collateral for swap agreements of $2,747,424 for Bond & Mortgage Securities Fund and $1,355,677 for High Yield Fund. The collateral is maintained in a segregated account and is not recorded in the books and records of the funds. Certain collateral amounts relate to exchange cleared swaps which are not subject to master netting agreements with counterparties.

To Be Announced Securities. The Funds may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Funds commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the Funds, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. Principal LifeTime 2010 Fund, Principal LifeTime 2015 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2025 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2035 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2045 Fund, Principal LifeTime 2050 Fund, Principal LifeTime 2055 Fund, Principal LifeTime 2060 Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund, Principal LifeTime Hyrbrid 2060 Fund, Principal LifeTime Hybrid Income Fund, and Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”) along with the SAM Balanced, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds").

The performance and risks of each Principal LifeTime Fund, and SAM Portfolio (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Funds, PVC Principal LifeTime Accounts, SAM Portfolios, PVC SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, PVC Diversified Income Account, and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios and PVC SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of October 31, 2014, the SAM Portfolios, Principal LifeTime Funds, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

	Total Percentage		Total Percentage
	of Outstanding		of Outstanding
Fund	Shares Owned	Fund	Shares Owned
Bond & Mortgage Securities Fund	84.53%	Inflation Protection Fund	59.68%
Diversified International Fund	54.63	International Emerging Markets Fund	61.05
Equity Income Fund	38.16	LargeCap Growth Fund	59.26
Global Diversified Income Fund	6.02	LargeCap Growth Fund I	38.94
Global Real Estate Securities Fund	55.69	LargeCap S&P 500 Index Fund	44.16
Government & High Quality Bond Fund	62.14	LargeCap Value Fund	85.77
High Yield Fund	7.99	MidCap Fund	6.21
High Yield Fund I	32.00	Principal Capital Appreciation Fund	42.67
Income Fund	63.92	Short-Term Income Fund	43.34

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives October 31, 2014			Liability Derivatives October 31, 2014
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$2,201	Payables, Net Assets Consist of Net unrealized	$1,223
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$301	Payables	$41
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$729	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	2,502		$1,993
Global Diversified Income Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$64,767
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$8,652	Payables	$1,364
		Total$	8,652		$66,131
High Yield Fund
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$304	Payables, Net Assets Consist of Net unrealized	$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Foreign exchange contracts	Receivables		$1,710	Payables	$—
		Total$	2,014
Inflation Protection Fund
Foreign exchange contracts	Receivables		$970	Payables	$108
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$1,546* Payables, Net Assets Consist of Net unrealized		$3,489	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	2,516		$3,597
International Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$193* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Growth Fund I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$4,634* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$2,523* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap Value Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$452* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
MidCap Value Fund III
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$716* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
SmallCap Blend Fund
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$253* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

	Asset Derivatives October 31, 2014		Liability Derivatives October 31, 2014
Derivatives not accounted for		Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
SmallCap Value Fund II
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$3,156* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments		appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Bond & Mortgage Securities Fund
Credit contracts	Net realized gain (loss) from Swap	$(3,734)	$651
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$107	$331
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures	$632	$(1,718)
	contracts and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Futures contracts and Swap agreements
	Total	$(2,995)	$(736)
Global Diversified Income Fund
Equity contracts	Net realized gain (loss) from Options and	$(2,407)	$(46,669)
	swaptions/Change in unrealized
	appreciation/(depreciation) of Options and
	swaptions
Foreign exchange contracts	Net realized gain (loss) from Foreign	$13,987	$7,826
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$11,580	$(38,843)
High Yield Fund
Credit contracts	Net realized gain (loss) from Swap	$45	$304
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Foreign exchange contracts	Net realized gain (loss) from Foreign	$5,369	$1,710
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$5,414	$2,014
High Yield Fund I
Foreign exchange contracts	Net realized gain (loss) from Foreign	$(24)	$(2)
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
Inflation Protection Fund
Foreign exchange contracts	Net realized gain (loss) from Investment	$6,744	$396
	transactions and Foreign currency
	transactions/Change in unrealized
	appreciation/(depreciation) of Investments
	and Translation of assets and liabilities in
	foreign currencies
Interest rate contracts	Net realized gain (loss) from Investment	$(10,238)	$(1,378)
	transactions, Futures contracts, Options and
	swaptions, and Swap agreements/Change in
	unrealized appreciation/(depreciation) of
	Investments, Futures contracts, Options and
	swaptions, and Swap agreements
	Total	$(3,494)	$(982)

	NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

3. Operating Policies (Continued)

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
International Fund I
Equity contracts	Net realized gain (loss) from Futures	$2,675	$(297)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
Foreign exchange contracts	Net realized gain (loss) from Foreign	$11,189	$—
	currency transactions/Change in unrealized
	appreciation/(depreciation) of Translation of
	assets and liabilities in foreign currencies
	Total	$13,864	$(297)
LargeCap Growth Fund I
Equity contracts	Net realized gain (loss) from Futures	$30,395	$(2,009)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Index Fund
Equity contracts	Net realized gain (loss) from Futures	$14,353	$(803)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap Value Fund
Equity contracts	Net realized gain (loss) from Futures	$5,620	$(984)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
MidCap Value Fund III
Equity contracts	Net realized gain (loss) from Futures	$3,892	$(207)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Blend Fund
Equity contracts	Net realized gain (loss) from Futures	$1,325	$(110)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Value Fund II
Equity contracts	Net realized gain (loss) from Futures	$4,628	$1,258
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Funds and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of Bond & Mortgage Securities Fund and Inflation Protection Fund. The notional values of the futures contracts will vary in accordance with changing duration of these funds. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Funds throughout the year ended October 31, 2014.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

ÏLevel 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

ÏLevel 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

ÏLevel 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation (Continued)

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided inputs to value Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Funds (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward. The table below includes transfers from Level 1 to Level 2 as of October 31, 2014 due to lack of exchange traded valuation data; however observable market inputs were available to support these valuations:

Core Plus Bond Fund I	$6,606,200
Global Diversified Income Fund	16,450,966
SmallCap Value Fund II	9,635

Below are transfers from Level 2 to Level 1 as of October 31, 2014 due to the resumption of trading for previous thinly traded securities:

Global Diversified Income Fund	$20,695,325
High Yield Fund	700
High Yield Fund I	3,396,045
SmallCap Value Fund II	7,384

The following is a summary of the inputs used as of October 31, 2014, in valuing the Funds’ securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Bond & Mortgage Securities Fund
Bonds		$—	$2,660,818	$12,530	$2,673,348
Common Stocks*		—	—	—	—
Convertible Bonds		—	1,827	—	1,827
Investment Companies		133,802	—	—	133,802
Preferred Stocks
Communications		2,460	—	—	2,460
Financial		12,919	1,112	—	14,031
Utilities		2,028	—	—	2,028
Senior Floating Rate Interests		—	133,807	—	133,807
U.S. Government & Government Agency Obligations		—	1,380,589	—	1,380,589
	Total investments in securities $	151,209	$4,178,153	$12,530	$4,341,892

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Bond & Mortgage Securities Fund (Continued)
Assets
Credit Contracts**
Credit Default Swaps	$—	$2,201	$—	$2,201
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$301	$—	$301
Liabilities
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$(1,223)	$—	$(1,223)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(41)	$—	$(41)
Interest Rate Contracts**
Futures	$(729)	$—	$—	$(729)

California Municipal Fund
Municipal Bonds	$—	$221,408	$—	$221,408
Total investments in securities $	—	$221,408	$—	$221,408

Diversified International Fund
Common Stocks
Basic Materials	$—	$181,441	$—	$181,441
Communications	54,653	498,192	—	552,845
Consumer, Cyclical	132,285	523,397	—	655,682
Consumer, Non-cyclical	130,718	913,529	—	1,044,247
Energy	97,642	230,762	—	328,404
Financial	310,943	1,129,906	—	1,440,849
Industrial	124,591	558,151	—	682,742
Technology	—	268,260	—	268,260
Utilities	13,102	187,628	—	200,730
Investment Companies	147,497	—	—	147,497
Preferred Stocks
Consumer, Non-cyclical	—	20,857	—	20,857
Total investments in securities $	1,011,431	$4,512,123	$—	$5,523,554

Equity Income Fund
Common Stocks*	$5,836,831	$—	$—	$5,836,831
Investment Companies	138,015	—	—	138,015
Total investments in securities $	5,974,846	$—	$—	$5,974,846

Global Diversified Income Fund
Bonds	$—	$5,593,124	$54,236	$5,647,360
Common Stocks
Basic Materials	14,160	40,290	—	54,450
Communications	98,755	104,550	11	203,316
Consumer, Cyclical	45,839	51,402	—	97,241
Consumer, Non-cyclical	128,340	138,119	—	266,459
Diversified	965	22,595	—	23,560
Energy	646,911	50,210	—	697,121
Financial	383,365	342,307	—	725,672
Industrial	84,071	166,134	—	250,205
Technology	70,863	19,907	—	90,770
Utilities	480,145	202,000	—	682,145
Convertible Bonds	—	—	5,786	5,786
Credit Linked Structured Notes	—	7,230	3,715	10,945
Investment Companies	322,924	—	—	322,924
Preferred Stocks
Communications	20,320	14,934	—	35,254
Financial	168,317	30,542	—	198,859
Industrial	18,867	254	—	19,121
Utilities	21,899	9,529	—	31,428
Senior Floating Rate Interests	—	553,528	—	553,528
Total investments in securities $	2,505,741	$7,346,655	$63,748	$9,916,144
Short Sales
Common Stocks
Exchange Traded Funds	$(20)	$—	$—	$(20)
Total Short Sales $	(20)	$—	$—	$(20)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Global Diversified Income Fund (Continued)
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$8,652	$—	$8,652
Liabilities
Equity Contracts**
Options	$(64,767)	$—	$—	$(64,767)
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(1,364)	$—	$(1,364)

Global Real Estate Securities Fund
Common Stocks
Consumer, Cyclical	$—	$49,090	$—	$49,090
Consumer, Non-cyclical	18,339	—	—	18,339
Diversified	—	30,264	—	30,264
Financial	1,314,952	909,170	—	2,224,122
Investment Companies	14,628	—	—	14,628
Total investments in securities $	1,347,919	$988,524	$—	$2,336,443

Government & High Quality Bond Fund
Bonds	$—	$478,041	$19,838	$497,879
Investment Companies	17,843	—	—	17,843
U.S. Government & Government Agency Obligations	—	1,154,674	—	1,154,674
Total investments in securities $	17,843	$1,632,715	$19,838	$1,670,396

High Yield Fund
Bonds	$—	$3,156,995	$22,925	$3,179,920
Common Stocks*	—	—	—	—
Convertible Bonds	—	24,848	—	24,848
Investment Companies	150,101	—	—	150,101
Preferred Stocks
Financial	—	29,589	—	29,589
Senior Floating Rate Interests	—	274,312	—	274,312
Total investments in securities $	150,101	$3,485,744	$22,925	$3,658,770
Assets
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$304	$—	$304
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$1,710	$—	$1,710

High Yield Fund I
Bonds	$—	$1,579,211	$9,676	$1,588,887
Common Stocks
Basic Materials	—	—	1,273	1,273
Consumer, Cyclical	105	—	—	105
Financial	—	—	248	248
Industrial	475	—	11	486
Technology	—	—	—	—
Utilities	610	—	—	610
Convertible Bonds	—	—	614	614
Investment Companies	59,644	—	—	59,644
Preferred Stocks
Financial	3,868	2,049	—	5,917
Industrial	—	—	—	—
Technology	—	—	—	—
Senior Floating Rate Interests	—	109,156	—	109,156
Total investments in securities $	64,702	$1,690,416	$11,822	$1,766,940

Income Fund
Bonds	$—	$1,739,676	$12,327	$1,752,003
Common Stocks
Financial	—	—	5	5
Industrial	—	—	—	—
Technology	—	—	—	—
Convertible Bonds	—	36,708	—	36,708
Investment Companies	150,754	—	—	150,754
Senior Floating Rate Interests	—	16,861	—	16,861
U.S. Government & Government Agency Obligations	—	879,264	—	879,264
Total investments in securities $	150,754	$2,672,509	$12,332	$2,835,595

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Inflation Protection Fund
Bonds	$—	$69,994	$—	$69,994
Investment Companies	2,717	—	—	2,717
U.S. Government & Government Agency Obligations	—	990,837	—	990,837
Purchased Capped Options	—	4	—	4
Purchased Options	992	2	—	994
Total investments in securities $	3,709	$1,060,837	$—	$1,064,546
Assets
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$968	$—	$968
Interest Rate Contracts**
Futures	$185	$—	$—	$185
Interest Rate Swaps	—	30	—	30
Liabilities
Foreign Exchange Contracts**
Foreign Currency Contracts	$—	$(108)	$—	$(108)
Interest Rate Contracts**
Exchange Cleared Interest Rate Swaps	$—	$(712)	$—	$(712)
Futures	(1,803)	—	—	(1,803)
Interest Rate Swaps	—	(106)	—	(106)
Interest Rate Swaptions	—	(277)	—	(277)
Options	(591)	—	—	(591)

International Emerging Markets Fund
Common Stocks
Basic Materials	$31,415	$50,288	$—	$81,703
Communications	30,139	242,853	—	272,992
Consumer, Cyclical	33,063	94,700	—	127,763
Consumer, Non-cyclical	119,290	125,640	—	244,930
Diversified	—	—	—	—
Energy	51,119	82,328	—	133,447
Financial	107,276	451,411	—	558,687
Industrial	23,405	115,823	—	139,228
Technology	—	278,542	—	278,542
Utilities	—	100,627	—	100,627
Investment Companies	31,631	—	—	31,631
Preferred Stocks
Communications	—	7,405	—	7,405
Consumer, Non-cyclical	—	9,858	—	9,858
Energy	—	15,362	—	15,362
Financial	—	64,228	—	64,228
Utilities	—	2,043	—	2,043
Total investments in securities $	427,338	$1,641,108	$—	$2,068,446

International Fund I
Common Stocks
Basic Materials	$1,446	$17,742	$—	$19,188
Communications	2,898	18,618	—	21,516
Consumer, Cyclical	15,888	60,933	—	76,821
Consumer, Non-cyclical	9,830	33,868	—	43,698
Energy	2,964	12,819	—	15,783
Financial	6,199	61,989	—	68,188
Industrial	1,749	36,728	—	38,477
Technology	12,839	29,062	—	41,901
Utilities	—	13,620	—	13,620
Investment Companies	5,393	—	—	5,393
Total investments in securities $	59,206	$285,379	$—	$344,585
Assets
Equity Contracts**
Futures	$193	$—	$—	$193

LargeCap Growth Fund
Common Stocks*	$3,264,816	$—	$—	$3,264,816
Investment Companies	105,009	—	—	105,009
Total investments in securities $	3,369,825	$—	$—	$3,369,825

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

LargeCap Growth Fund I
Common Stocks*		$7,598,803	$—	$—	$7,598,803
Convertible Preferred Stocks
Communications		—	4,948	5,004	9,952
Investment Companies		164,910	—	—	164,910
	Total investments in securities $	7,763,713	$4,948	$5,004	$7,773,665
Assets
Equity Contracts**
Futures		$4,634	$—	$—	$4,634

LargeCap S&P 500 Index Fund
Common Stocks*		$4,141,594	$—	$—	$4,141,594
Investment Companies		107,769	—	—	107,769
	Total investments in securities $	4,249,363	$—	$—	$4,249,363
Assets
Equity Contracts**
Futures		$2,523	$—	$—	$2,523

LargeCap Value Fund
Common Stocks*		$3,673,823	$—	$—	$3,673,823
Investment Companies		77,302	—	—	77,302
	Total investments in securities $	3,751,125	$—	$—	$3,751,125
Assets
Equity Contracts**
Futures		$452	$—	$—	$452

MidCap Fund
Common Stocks*		$8,847,298	$—	$—	$8,847,298
Investment Companies		28,289	—	—	28,289
	Total investments in securities $	8,875,587	$—	$—	$8,875,587

MidCap Value Fund III
Common Stocks*		$942,284	$—	$—	$942,284
Investment Companies		35,196	—	—	35,196
	Total investments in securities $	977,480	$—	$—	$977,480
Assets
Equity Contracts**
Futures		$716	$—	$—	$716

Money Market Fund
Bonds		$—	$141,565	$—	$141,565
Certificate of Deposit		—	35,500	—	35,500
Commercial Paper		—	739,988	—	739,988
Investment Companies		62,180	—	—	62,180
Municipal Bonds		—	55,565	—	55,565
Repurchase Agreements		—	48,240	—	48,240
	Total investments in securities $	62,180	$1,020,858	$—	$1,083,038

Principal Capital Appreciation Fund
Common Stocks*		$2,436,744	$—	$—	$2,436,744
Investment Companies		57,955	—	—	57,955
	Total investments in securities $	2,494,699	$—	$—	$2,494,699

Real Estate Securities Fund
Common Stocks*		$2,023,466	$—	$—	$2,023,466
Investment Companies		20,528	—	—	20,528
	Total investments in securities $	2,043,994	$—	$—	$2,043,994

Short-Term Income Fund
Bonds		$—	$2,398,982	$33,574	$2,432,556
Investment Companies		52,241	—	—	52,241
U.S. Government & Government Agency Obligations		—	42,921	—	42,921
	Total investments in securities $	52,241	$2,441,903	$33,574	$2,527,718

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

SmallCap Blend Fund
Common Stocks*		$489,136	$—	$—	$489,136
Investment Companies		17,750	—	—	17,750
	Total investments in securities $	506,886	$—	$—	$506,886
Assets
Equity Contracts**
Futures		$253	$—	$—	$253

SmallCap Value Fund II
Common Stocks
Basic Materials		$68,068	$—	$—	$68,068
Communications		46,885	163	—	47,048
Consumer, Cyclical		212,542	—	—	212,542
Consumer, Non-cyclical		254,236	4	—	254,240
Diversified		887	—	—	887
Energy		85,315	493	—	85,808
Financial		414,528	9	12	414,549
Government		199	—	—	199
Industrial		222,073	120	—	222,193
Technology		172,233	—	—	172,233
Utilities		23,448	—	—	23,448
Investment Companies		64,080	—	—	64,080
	Total investments in securities $	1,564,494	$789	$12	$1,565,295
Assets
Equity Contracts**
Futures		$3,156	$—	$—	$3,156

Tax-Exempt Bond Fund
Bonds		$—	$2,190	$—	$2,190
Municipal Bonds		—	218,468	—	218,468
	Total investments in securities $	—	$220,658	$—	$220,658

*For additional detail regarding sector classifications, please see the Schedule of Investments.
**Exchange cleared swaps, futures, and foreign currency contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation (Continued)

Certain detailed information is provided for those Funds with significant investments in Level 3 securities. Quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy is as follows (amounts in thousands):

	Asset	Fair Value as of	Valuation
Fund	Type	October 31, 2014	Technique	Unobservable input	Input Values(s)

Government & High Quality Bond	Bonds	$19,838	Indicative Market	Broker Quote	$98.50 – 102.58
Fund			Quotations

Short-Term Income Fund	Bonds	33,574	Third Party	Broker Quote	99.94 – 100.54
			Vendor

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts shown in thousands):

			Accrued
			Discounts/
			Premiums							Net Change in Unrealized
	Value	Realized	and Change		Proceeds	Transfers		Transfers	Value	Appreciation/(Depreciation)
	October	Gain/	in Unrealized		from	into Level		Out of Level	October 31,	on Investments Held at
Fund	31, 2013	(Loss)	Gain/(Loss)	Purchases	Sales	3	*	3 **	2014	October 31, 2014

Government & High Quality Bond Fund
Bonds	$19,893	$(1)	$58	$20,084	$(302)	$—		$(19,894)	$19,838	$61
	Total $19,893	$(1)	$58	$20,084	$(302)	$—		$(19,894)	$19,838	$61

Short-Term Income Fund
Bonds	$—	$—	$77	$33,497	$—	$—		$—	$33,574	$77
	Total $ —	$—	$77	$33,497	$—	$—		$—	$33,574	$77

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading has been halted
2. Securities that have certain restrictions on trading
3. Instances in which a security is not priced by a pricing services
**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:
1. Securities where trading resumes
2. Securities where trading restrictions have expired
3. Instances in which a price becomes available from a pricing service

At the end of the period, there were no other Funds which had a significant Level 3 balance. During the period, there were no significant purchases, sales, or transfers into or out of Level 3, except as noted above.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each of the Funds’ average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Funds, some of which are affiliates of the Manager. The annual rates used in this calculation for the Funds are as follows:

		Net Assets of Funds							Net Assets of Funds

	First	Next	Next	Over			First		Next	Next
	$500	$500	$500	$1.5			$500		$500	$500	Over $1.5
	million	million	million	billion			million		million	million	Billion
Global Real Estate Securities Fund	.90%	.88%	.86%	.85%	SmallCap Blend Fund		.75%		.73%	.71%	.70%
Inflation Protection Fund	.40	.38	.36	.35	SmallCap Value Fund II			1.00	.98	.96	.95
MidCap Value Fund III	.65	.63	.61	.60	Tax-Exempt Bond Fund			.45	.43	.41	.40

										Net Assets of Fund (in
		Net Assets of Fund (in Billions)								Billions)

		First $1	Over $1						First $2		Over $2
California Municipal Fund		.45%	.40%		Government & High Quality Bond Fund					.50%	.45%

	Net Assets of Fund (in millions)								Net Assets of Fund
								First		Next
	First	Next	Over					$500		$500	Over $1
	$200	$300	$500					million		million	billion
Short-Term Income Fund	.50%	.45%	.40%	Principal Capital Appreciation Fund				.625%		.50%	.375%

	Net Assets of Fund (in millions)							Net Assets of Fund (in Billions)
	First		Over
	$250		$250				First $2			Next $1	Over $3
High Yield Fund	.625%		.50%			Income Fund			.50%	.44%	.43%

			Net Assets of Funds
	First		Next		Next	Next	Next $1	Over $3
	$500 million		$500 million		$500 million	$500 million	billion	billion
Bond & Mortgage Securities Fund		.55%	.53%		.51%	.50%	.48%	.45%
Diversified International Fund		.90	.88		.86	.85	.83		.80
Global Diversified Income Fund		.80	.78		.76	.75	.73		.70
High Yield Fund I		.65	.63		.61	.60	.59		.58
International Emerging Markets Fund		1.20	1.18	1.16		1.15	1.14	1.13
International Fund I		.90	.88		.86	.85	.84		.83
LargeCap Growth Fund I		.66	.64		.62	.61	.60		.59
Large Cap Value Fund		.45	.43		.41	.40	.39		.38
MidCap Fund		.65	.63		.61	.60	.59		.58
Money Market Fund		.40	.39		.38	.37	.36		.35
Real Estate Securities Fund		.85	.83		.81	.80	.79		.78

		Net Assets of Fund
	First	Next
	$500	$500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Fund	.68%	.65%	.62%	.58%	.55%

	Net Assets of Fund (in millions)
	First	Next	Over
	$250	$250	$500
Equity Income Fund	.60%	.55%	.50%

		All Net Assets
LargeCap S&P 500 Index Fund		.15%

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

5. Management Agreement and Transactions with Affiliates (Continued)

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, Class P, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

			Period from November 1, 2013 through October 31, 2014
	Class A		Class B	Class C		Class J	Institutional	Expiration
Bond & Mortgage Securities Fund	.88%		1.60%	1.75%		N/A	N/A	February 28, 2015
California Municipal Fund	N/A		1.82	N/A		N/A	N/A	February 28, 2015
Diversified International Fund	N/A		2.47	2.08		N/A	N/A	February 28, 2015
Equity Income Fund	N/A		1.97	N/A		N/A	N/A	February 28, 2015
Global Diversified Income Fund	1.25		N/A	2.00		N/A	N/A	February 28, 2014
Global Real Estate Securities Fund	1.45		N/A	2.20		N/A	1.00	February 28, 2015
Government & High Quality Bond Fund	.88		1.65	1.63		1.00%	N/A	February 28, 2015
High Yield Fund	N/A		1.92	N/A		N/A	.61	February 28, 2015
High Yield Fund I	1.05		N/A	N/A		N/A	N/A	February 28, 2015
Income Fund	N/A		1.90	N/A		1.10	N/A	February 28, 2015
Inflation Protection Fund	.90		N/A	1.65		1.15	N/A	February 28, 2015
International Emerging Markets Fund	1.78		2.78	2.80		N/A	N/A	February 28, 2015
International Fund I	1.45	^	N/A	N/A		N/A	N/A	February 29, 2016
LargeCap Growth Fund	N/A		2.25	N/A		N/A	N/A	February 28, 2015
LargeCap Growth Fund I	1.25		N/A	N/A		N/A	N/A	February 28, 2015
LargeCap S&P 500 Index Fund	.70	*	N/A	1.30		N/A	N/A	February 28, 2015
LargeCap Value Fund	N/A		2.00	1.70		N/A	N/A	February 28, 2015
MidCap Fund	N/A		2.09	1.95	*	N/A	N/A	February 28, 2015
MidCap Value Fund III	1.30	^	N/A	N/A		N/A	.736	February 28, 2015
Money Market Fund	N/A		1.55	1.79		N/A	N/A	February 28, 2015
Principal Capital Appreciation Fund	N/A		1.99	1.82		N/A	N/A	February 28, 2015
Real Estate Securities Fund	1.45	*	2.20	2.20		N/A	N/A	February 28, 2015
Short-Term Income Fund	N/A		N/A	1.67		N/A	N/A	February 28, 2014
SmallCap Blend Fund	1.35		2.29	2.08		N/A	0.80	February 28, 2015
SmallCap Value Fund II	1.45	^	N/A	N/A		1.926*	N/A	February 29, 2016
Tax-Exempt Bond Fund	.85	*	1.60	1.60		N/A	N/A	February 28, 2015

*	Expired February 28, 2014.
^	Period from June 3, 2014 to October 31, 2014. Expiration is February 29, 2016.

				Period from November 1, 2013 through October 31, 2014
	R	-1	R	-2	R	-3	R	-4	R	-5	Expiration
Government & High Quality Bond Fund		1.29%		1.16%		.98%		.79%		.67%	February 28, 2015
Short-Term Income Fund		1.30		1.18		.99		.79		.68	February 28, 2015

In addition, the Manager has contractually agreed to limit certain of the Funds’ management and investment advisory fees through the period ending February 29, 2016. The expense limit will reduce the Fund’s management and investment advisory fees by the following amounts:

LargeCap Growth Fund I	.016%
MidCap Value Fund III	.014
SmallCap Value Fund II	.024

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has also voluntarily agreed to limit Money Market Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, expenses related to fund investments, acquired fund fees and investments, and other extraordinary expenses, through the period ending February 28, 2015. The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, Income Fund, International Emerging Markets Fund, LargeCap Growth Fund, MidCap Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund and Short Term Income Fund, respectively.

In addition, the Manager has contractually agreed to limit Class P expenses other than management and investment advisory fees and distribution fees and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, expenses related to fund investments, acquired fund fees and investments, and other extraordinary expenses, through the period ending February 29, 2016. The expense limit will maintain these expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .20% for each of International Fund I, LargeCap Growth Fund I, LargeCap Value Fund, MidCap Value Fund III, SmallCap Blend Fund, and SmallCap Value Fund II, respectively.

The Manager has voluntarily agreed to limit certain of the Fund’s expenses attributable to Class J shares of Bond & Mortgage Securities Fund and Short-Term Income Fund by paying, if necessary, expenses normally payable by the Fund, excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses. The expense limits will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed .99% and 1.00%, respectively. The expense limit may be terminated at any time.

The Manager contractually agreed to pay a portion of the expenses directly attributable to Institutional Class shares of Bond & Mortgage Securities Fund through the period ending February 28, 2014.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (“the Distributor”), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .25%*, .35%, .30%, .25% and .10% for, Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively, except the following classes of shares:

LargeCap S&P 500 Index Fund	Class A	.15%
Money Market Fund	Class A	N/A
Short-Term Income Fund	Class A	.15

*Prior to December 30, 2013, the annual rate for Class J was .45% (with the exception of Money Market Fund whose annual rate for Class J was .25%).

Effective December 30, 2013, the Distributor has contractually agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares through February 28, 2015. The limit will maintain the level of distribution fees not to exceed .24% for Class J shares. Prior to December 30, 2013, the limit was .25% (with the exception of Money Market Fund).

The Distributor has voluntarily agreed to limit Money Market Fund’s distribution fees attributable to certain share classes of Money Market Fund. The limit will maintain the level of distribution fees not to exceed .75% for Class B and 0% for Class C shares, respectively. The expense limit may be terminated at any time.

The Distributor has voluntarily agreed to limit the distribution fees attributable to Class A shares of Government & High Quality Bond Fund. The limit will maintain the level of distribution fees not to exceed .15% for Class A shares. The limit may be terminated at any time.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% (.25% for the LargeCap S&P 500 Index Fund) of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 1.50% for LargeCap S&P 500 Index Fund, 2.25% for Government & High Quality Bond Fund, Income Fund and Short Term Income Fund, 3.75% for Bond & Mortgage Securities Fund, California Municipal Fund, Global Diversified Income Fund, High Yield Fund, High Yield Fund I, Inflation Protection Fund, and Tax-Exempt Bond Fund, and 5.50% for all other Funds (except Money Market Fund which does not carry a sales charge). The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2014, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Bond & Mortgage Securities Fund	$48	$ –	$1	$11
California Municipal Fund	38	–	2	N/A
Diversified International Fund	161	–	4	11
Equity Income Fund	352	2	12	N/A
Global Diversified Income Fund	1,323	N/A	370	N/A
Global Real Estate Securities Fund	60	N/A	11	N/A
Government & High Quality Bond Fund	103	1	14	22
High Yield Fund	189	7	32	N/A
High Yield Fund I	13	N/A	N/A	N/A
Income Fund	96	2	10	20
Inflation Protection Fund	8	N/A	23	1
International Emerging Markets Fund	124	–	1	12
International Fund I	2	N/A	N/A	N/A
LargeCap Growth Fund	203	1	2	4
LargeCap Growth Fund I	45	N/A	N/A	14
LargeCap S&P 500 Index Fund	155	N/A	4	40
LargeCap Value Fund	116	–	–	6
MidCap Fund	379	1	51	15
MidCap Value Fund III	17	N/A	N/A	6
Money Market Fund	1	1	7	71
Principal Capital Appreciation Fund	280	2	4	N/A
Real Estate Securities Fund	165	1	7	8
Short-Term Income Fund	215	N/A	18	54
SmallCap Blend Fund	171	–	3	8
SmallCap Value Fund II	2	N/A	N/A	2
Tax-Exempt Bond Fund	40	–	–	N/A

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At October 31, 2014, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

	Class A	Class P	Institutional
Bond & Mortgage Securities Fund	–	N/A	16,048
Diversified International Fund	–	–	136,551
Global Diversified Income Fund	–	–	451
Global Real Estate Securities Fund	–	–	48,820
Government & High Quality Bond Fund	–	–	14
High Yield Fund	–	–	898
High Yield Fund I	–	N/A	102,133
Income Fund	–	–	26,862
Inflation Protection Fund	–	N/A	44,330
International Emerging Markets Fund	–	–	17,130
International Fund I	1	1	20,678
LargeCap Growth Fund	–	–	10,026
LargeCap Growth Fund I	–	1	184,261
LargeCap Value Fund	–	1	8,602
MidCap Fund	–	–	5
Money Market Fund	85	N/A	4,437
Principal Capital Appreciation Fund	–	–	4,658
Short-Term Income Fund	–	–	47,997
SmallCap Value Fund II	1	1	37,372

Affiliated Brokerage Commissions. With respect to Global Diversified Income Fund, $217,000 of brokerage commission was paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Funds did not pay brokerage commissions to any member of the Principal Financial Group during the year ended October 31, 2014.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and Class A dollars sold) for the year ended October 31, 2014 (amounts in thousands).

	Shares	Dollars		Shares	Dollars
Bond & Mortgage Securities Fund	18	$192	LargeCap Growth Fund	65	$644
California Municipal Fund	1	11	LargeCap Value Fund	28	371
Diversified International Fund	49	588	MidCap Fund	76	1,474
Equity Income Fund	112	2,765	Money Market Fund	943	943
Government & High Quality Bond Fund	36	398	Principal Capital Appreciation Fund	52	2,381
High Yield Fund	70	553	Real Estate Securities Fund	23	434
Income Fund	37	357	SmallCap Blend Fund	24	478
International Emerging Markets Fund	10	236	Tax-Exempt Bond Fund	22	155

7. Investment Transactions

For the year ended October 31, 2014, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$5,585,249	$3,978,233	LargeCap Growth Fund	$1,818,910	$2,004,022
California Municipal Fund	69,313	51,533	LargeCap Growth Fund I	2,807,794	2,744,626
Diversified International Fund	3,992,206	3,476,544	LargeCap S&P 500 Index Fund	239,589	229,722
Equity Income Fund	806,157	833,727	LargeCap Value Fund	4,214,921	4,155,072
			MidCap Fund	2,070,846	1,496,851
Global Diversified Income Fund	8,561,717	7,112,461	MidCap Value Fund III	699,966	583,706
Global Real Estate Securities Fund	1,091,241	549,696	Principal Capital Appreciation Fund	193,725	273,303
Government & High Quality Bond Fund	409,225	523,207	Real Estate Securities Fund	514,816	178,894
High Yield Fund	1,994,435	2,353,807	Short-Term Income Fund	1,663,629	948,259
High Yield Fund I	964,848	697,651	SmallCap Blend Fund	343,083	366,889
Income Fund	365,859	279,029	SmallCap Value Fund II	640,035	751,950
Inflation Protection Fund	17,257	14,269	Tax-Exempt Bond Fund	46,266	58,304
International Emerging Markets Fund	2,390,469	2,188,895
International Fund I	569,717	869,784

In addition Global Diversified Income Fund had $2,279,789,000 of covers on securities sold short and $2,224,833,000 of securities sold short.

For the year ended October 31, 2014, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Funds were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Bond & Mortgage Securities Fund	$1,849,560	$1,864,759	Inflation Protection Fund	$1,174,339	$931,730
Government & High Quality Bond Fund	148,044	129,354	Short-Term Income Fund	90,277	65,764
Income Fund	222,419	175

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2014 and October 31, 2013 were as follows (amounts in thousands):

						Long-Term
	Ordinary Income			Tax-Exempt Income*		Capital Gain^		Return of Capital
	2014	2013		2014	2013	2014	2013	2014	2013
Bond & Mortgage Securities Fund	$73,012	$57,577	$	— $	— $	— $	— $	— $	—
California Municipal Fund	15	329		7,608	8,742	—	—	—	—
Diversified International Fund	95,806	73,597		—	—	—	—	—	—
Equity Income Fund	120,648	131,857		—	—	—	—	—	—
Global Diversified Income Fund	363,272	347,714		—	—	—	32,733	—	—
Global Real Estate Securities Fund	69,953	86,894		—	—	22,785	—	—	—
Government & High Quality Bond Fund	51,206	56,413		—	—	—	—	230	—
High Yield Fund	266,666	274,152		—	—	58,799	6,376	—	—
High Yield Fund I	100,811	163,077		—	—	20,365	21,642	—	—
Income Fund	97,957	97,119		—	—	—	—	—	—
Inflation Protection Fund	1,736	3,836		—	—	12,742	—	—	—
International Emerging Markets Fund	14,005	21,495		—	—	—	—	—	—
International Fund I	9,947	21,369		—	—	—	—	—	—
LargeCap Growth Fund	8,173	14,845		—	—	321,833	—	—	—
LargeCap Growth Fund I	38,663	26,487		—	—	390,817	213,062	—	—
LargeCap S&P 500 Index Fund	58,505	52,369		—	—	—	—	—	—
LargeCap Value Fund	116,854	38,399		—	—	210,811	—	—	—
MidCap Fund	35,728	43,351		—	—	134,118	54,110	—	—
MidCap Value Fund III	14,298	1,226		—	—	16,382	—	—	—
Principal Capital Appreciation Fund	22,458	26,732		—	—	48,623	20,368	—	—
Real Estate Securities Fund	24,725	19,817		—	—	187,482	—	—	—
Short-Term Income Fund	32,788	23,658		—	—	979	—	—	—
SmallCap Blend Fund	3,046	1,547		—	—	32,756	2,003	—	—
SmallCap Value Fund II	6,780	14,153		—	—	98,993	—	—	—
Tax-Exempt Bond Fund	17	215		8,794	10,164	—	—	—	—

*The funds designate these distributions as exempt interest per IRC Sec. 852(b)(5).

^ The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

8. Federal Tax Information (Continued)

Distributable Earnings. As of October 31, 2014, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

							Total
	Undistributed	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Tax-Exempt	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Income	Capital Gains	Capital Loss	(Depreciation)	Differences*	(Deficit)
Bond & Mortgage Securities Fund	$—	$—	$—	$(124,914)	$28,696	$(632)	$(96,850)
California Municipal Fund	—	36	—	(44,376)	18,643	—	(25,697)
Diversified International Fund	70,718	—	—	(449,781)	739,819	—	360,756
Equity Income Fund	5,370	—	—	(364,811)	2,108,267	—	1,748,826
Global Diversified Income Fund	97,670	—	174,400	—	362,579	(1,320)	633,329
Global Real Estate Securities Fund	35,000	—	11,716	(717)	278,436	—	324,435
Government & High Quality Bond Fund	—	—	—	(61,888)	8,965	—	(52,923)
High Yield Fund	21,655	—	23,779	—	4,606	(2,359)	47,681
High Yield Fund I	4,858	—	9,911	—	12,594	(589)	26,774
Income Fund	1,536	—	—	(42,531)	104,854	—	63,859
Inflation Protection Fund	17,048	—	—	(6,999)	(19,488)	(5,525)	(14,964)
International Emerging Markets Fund	27,589	—	—	(75,643)	106,382	—	58,328
International Fund I	7,560	—	—	(294,029)	15,293	—	(271,176)
LargeCap Growth Fund	2,498	—	354,855	—	850,032	—	1,207,385
LargeCap Growth Fund I	80,223	—	640,757	—	2,050,166	—	2,771,146
LargeCap S&P 500 Index Fund	54,548	—	—	(56,110)	1,613,723	—	1,612,161
LargeCap Value Fund	210,747	—	181,952	—	413,840	—	806,539
MidCap Fund	22,776	—	440,744	—	2,381,256	—	2,844,776
MidCap Value Fund III	33,697	—	43,479	—	130,704	—	207,880
Money Market Fund	—	—	—	(41,240)	—	—	(41,240)
Principal Capital Appreciation Fund	21,111	—	93,609	(18,208)	1,150,276	153	1,246,941
Real Estate Securities Fund	4,917	—	20,451	—	607,529	—	632,897
Short-Term Income Fund	3,155	—	629	(19,890)	10,874	(860)	(6,092)
SmallCap Blend Fund	9,560	—	48,351	(11,818)	93,841	—	139,934
SmallCap Value Fund II	25,319	—	112,726	—	283,413	—	421,458
Tax-Exempt Bond Fund	—	169	—	(22,110)	21,887	—	(54)

*Represents book-to-tax accounting differences.

Distributable earnings reflect certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

8. Federal Tax Information (Continued)

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gains of the Funds. At October 31, 2014, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

		Net Capital Loss Carryforward Expiring In:						No Expiration
												Annual
		2015	2016	2017		2018	2019	Short-Term		Long-Term	Total	Limitations*
Bond & Mortgage Securities Fund	$	— $	—	$104,897	$	— $	20,017	$—	$	—$	124,914	$—
California Municipal Fund		280	10,723	21,987		3,189	6,663	512		1,022	44,376	—
Diversified International Fund		38,411	38,411	372,959		—	—	—		—	449,781	38,411
Equity Income Fund		—	—	358,105		—	6,706	—		—	364,811	—
Global Real Estate Securities Fund		—	—	600		117	—	—		—	717	200
Government & High Quality Bond Fund		3,147	55,497	2,385		—	—	859		—	61,888	—
Income Fund		2,035	—	18,489		8,587	13,420	—		—	42,531	—
Inflation Protection Fund		—	—	—		—	—	—		6,999	6,999	—
International Emerging Markets Fund		—	—	68,739		—	—	6,904		—	75,643	—
International Fund I		—	21,578	272,451		—	—	—		—	294,029	—
LargeCap S&P 500 Index Fund		—	56,110	—		—	—	—		—	56,110	—
Money Market Fund		2,794	35,477	2,969		—	—	—		—	41,240	5,612
Principal Capital Appreciation Fund		9,104	9,104	—		—	—	—		—	18,208	9,104
Short-Term Income Fund		—	4,342	15,548		—	—	—		—	19,890	5,314
SmallCap Blend Fund		—	11,818	—		—	—	—		—	11,818	5,909
Tax-Exempt Bond Fund		—	3,668	8,745		3,432	2,371	3,387		507	22,110	—

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2014, the following Funds had utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Bond & Mortgage Securities Fund	$—	$28,624
Diversified International Fund	—	202,637
Equity Income Fund	—	148,051
Global Diversified Income Fund	—	2,671
Global Real Estate Securities Fund	—	200
Government & High Quality Bond Fund	6,007	—
Income Fund	954	2,560
International Emerging Markets Fund	—	12,760
International Fund I	—	104,623
LargeCap S&P 500 Index Fund	—	99,903
Money Market Fund	—	219
Principal Capital Appreciation Fund	—	9,104
Short-Term Income Fund	—	6,616
SmallCap Blend Fund	—	5,909

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2014, the Funds do not intend to defer any late-year losses.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

8. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Bond & Mortgage Securities Fund	$2,607	$78	$(2,685)
California Municipal Fund	(120)	120	—
Diversified International Fund	10,779	(10,779)	—
Equity Income Fund	(3,002)	5,677	(2,675)
Global Diversified Income Fund	21,914	(21,837)	(77)
Global Real Estate Securities Fund	20,663	(20,663)	—
Government & High Quality Bond Fund	9,228	(2,991)	(6,237)
High Yield Fund	13,639	(13,639)	—
High Yield Fund I	97	(97)	—
Income Fund	4,230	(3,276)	(954)
Inflation Protection Fund	4,719	(4,718)	(1)
International Emerging Markets Fund	1,448	(1,448)	—
International Fund I	503	(503)	—
LargeCap Growth Fund	64	(64)	—
LargeCap Growth Fund I	179	(179)	—
LargeCap S&P 500 Index Fund	(86)	86	—
LargeCap Value Fund	143	(143)	—
MidCap Fund	17,191	(17,188)	(3)
MidCap Value Fund III	53	(53)	—
Principal Capital Appreciation Fund	100	(5,889)	5,789
Real Estate Securities Fund	2,562	(2,562)	—
Short-Term Income Fund	(4)	4	—
SmallCap Blend Fund	678	(678)	—
SmallCap Value Fund II	560	(560)	—
Tax-Exempt Bond Fund	37	(37)	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

8. Federal Tax Information (Continued)

Federal Income Tax Basis. At October 31, 2014, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Bond & Mortgage Securities Fund	$51,903	$(23,173)	$28,730	$4,313,162
California Municipal Fund	18,719	(76)	18,643	192,026
Diversified International Fund	906,885	(165,639)	741,246	4,782,308
Equity Income Fund	2,158,282	(50,011)	2,108,271	3,866,575
Global Diversified Income Fund	580,038	(166,865)	413,173	9,502,971
Global Real Estate Securities Fund	305,997	(27,443)	278,554	2,057,889
Government & High Quality Bond Fund	31,295	(22,330)	8,965	1,661,431
High Yield Fund	113,312	(108,645)	4,667	3,654,103
High Yield Fund I	43,445	(30,851)	12,594	1,754,346
Income Fund	122,425	(17,571)	104,854	2,730,741
Inflation Protection Fund	12,204	(30,985)	(18,781)	1,083,327
International Emerging Markets Fund	197,654	(91,063)	106,591	1,961,855
International Fund I	25,444	(9,980)	15,464	329,121
LargeCap Growth Fund	874,937	(24,905)	850,032	2,519,793
LargeCap Growth Fund I	2,122,630	(72,464)	2,050,166	5,723,499
LargeCap S&P 500 Index Fund	1,670,333	(56,610)	1,613,723	2,635,640
LargeCap Value Fund	442,617	(28,777)	413,840	3,337,285
MidCap Fund	2,442,536	(61,280)	2,381,256	6,494,331
MidCap Value Fund III	152,329	(21,625)	130,704	846,776
Money Market Fund	—	—	—	1,083,038
Principal Capital Appreciation Fund	1,166,910	(16,634)	1,150,276	1,344,423
Real Estate Securities Fund	611,088	(3,559)	607,529	1,436,465
Short-Term Income Fund	22,865	(11,991)	10,874	2,516,844
SmallCap Blend Fund	111,913	(18,072)	93,841	413,045
SmallCap Value Fund II	346,489	(63,076)	283,413	1,281,882
Tax-Exempt Bond Fund	22,215	(328)	21,887	191,150

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. On December 9, 2014, the Board of Directors approved a plan to convert all existing Class B shares into Class A shares. Effective at the close of business on February 23, 2015, all existing Class B shares will automatically convert to Class A shares without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge. There were no other items requiring adjustment of the financial statements or additional disclosure.

     Schedule of Investments

Bond & Mortgage Securities Fund

October 31, 2014

COMMON STOCKS - 0.00%	Shares Held	Value (000's)		Principal
			BONDS (continued)	Amount (000's)	Value (000's)
Semiconductors - 0.00%
Tower Semiconductor Ltd - Warrants (a),(b),(c)	345,803	$—	Airlines (continued)
			US Airways 2013-1 Class A Pass Through
TOTAL COMMON STOCKS		$—	Trust
INVESTMENT COMPANIES - 3.39%	Shares Held	Value (000's)	3.95%, 11/15/2025 (c)	$1,445	$1,456
					$11,848
Publicly Traded Investment Fund - 3.39%
Cash Account Trust - Government & Agency	133,802,219	133,802	Automobile Asset Backed Securities - 6.28%
Portfolio - DWS Government Cash			Ally Auto Receivables Trust 2013-SN1
			0.72%, 05/20/2016 (e)	1,919	1,920
TOTAL INVESTMENT COMPANIES		$133,802	Ally Auto Receivables Trust 2014-2
			0.68%, 07/17/2017 (e)	5,000	5,004
PREFERRED STOCKS - 0.47%	Shares Held	Value (000's)
			Ally Auto Receivables Trust 2014-SN1
Banks- 0.33%			0.36%, 10/20/2016 (e)	3,190	3,188
City National Corp/CA	90,000	2,508	0.52%, 10/20/2016 (e)	5,378	5,376
Morgan Stanley (a)	180,000	4,538	Ally Auto Receivables Trust 2014-SN2
State Street Corp 5.90%; Series D	225,000	5,873	1.21%, 02/20/2019 (e)	7,300	7,282
		$12,919	AmeriCredit Automobile Receivables Trust
			2013-5
Diversified Financial Services - 0.03%			0.53%, 03/08/2017 (e)	6,147	6,151
Ally Financial Inc (d)	1,110	1,112
			AmeriCredit Automobile Receivables Trust
			2014-1
Electric - 0.05%			0.57%, 07/10/2017 (e)	2,393	2,394
SCE Trust III	75,000	2,028	AmeriCredit Automobile Receivables Trust
			2014-2
			0.43%, 10/10/2017 (e)	10,000	10,000
Telecommunications - 0.06%			ARI Fleet Lease Trust 2012-B

Verizon Communications Inc	95,000	2,460	0.45%,01/15/2021 (d),(e)	2,391	2,390
			Capital Auto Receivables Asset Trust / Ally
TOTAL PREFERRED STOCKS		$18,519	0.62%, 07/20/2016	1,065	1,065
	Principal		0.79%, 06/20/2017	4,500	4,506
BONDS- 67.69%	Amount (000's)	Value (000's)	Capital Auto Receivables Asset Trust 2013-2
Advertising - 0.07%			1.24%, 10/20/2017	6,532	6,573
CBS Outdoor Americas Capital LLC / CBS			Capital Auto Receivables Asset Trust 2014-2
Outdoor Americas Capital Corp			1.26%, 05/21/2018 (e)	9,500	9,538
5.25%, 02/15/2022 (d)	$245	$253	Carmax Auto Owner Trust 2013-2
WPP Finance 2010			0.42%, 06/15/2016 (e)	1,635	1,635
3.75%, 09/19/2024	2,535	2,523	CarMax Auto Owner Trust 2014-3
		$2,776	0.55%, 08/15/2017	5,000	5,000
			Chesapeake Funding LLC
Aerospace & Defense - 0.02%			0.57%, 03/07/2026 (d),(e)	21,000	20,955
Air 2 US			0.60%, 01/07/2025 (d),(e)	3,558	3,553
8.03%, 10/01/2020 (c),(d)	291	311	1.40%, 04/07/2024 (d),(e)	4,726	4,759
8.63%, 10/01/2020 (c),(d)	301	317	Chrysler Capital Auto Receivables Trust 2014-
		$628	B
			0.69%, 09/15/2017 (d),(e)	35,000	35,028
Agriculture - 0.46%
Altria Group Inc			Ford Credit Auto Lease Trust 2012-B
			0.57%, 09/15/2015 (e)	111	111
2.85%, 08/09/2022	960	930
5.38%, 01/31/2044	5,571	6,099	GM Financial Automobile Leasing Trust
9.95%, 11/10/2038	915	1,535	2014-1
			1.76%, 05/21/2018 (d)	5,110	5,142
Philip Morris International Inc			1.99%, 05/21/2018 (d)	2,000	2,002
4.38%, 11/15/2041	1,355	1,363
6.38%, 05/16/2038	30	38	GM Financial Automobile Leasing Trust
Pinnacle Operating Corp			2014-2
9.00%, 11/15/2020 (d)	1,615	1,740	1.96%, 03/20/2018 (d)	1,500	1,506
			2.43%, 03/20/2018 (d)	4,250	4,266
Reynolds American Inc
3.25%, 11/01/2022	3,895	3,804	Hertz Fleet Lease Funding LP
			0.55%, 04/10/2028 (d),(e)	7,200	7,203
4.85%, 09/15/2023	2,370	2,556	0.70%, 12/10/2027 (d),(e)	11,685	11,703
		$18,065
			Mercedes Benz Auto Lease Trust 2013-B
Airlines - 0.30%			0.62%, 07/15/2016	12,900	12,909
American Airlines 2013-2 Class A Pass			Santander Drive Auto Receivables Trust 2014-
Through Trust			2
4.95%, 07/15/2024 (c)	2,185	2,333	0.47%, 07/17/2017 (e)	13,575	13,569
American Airlines 2014-1 Class A Pass			0.80%, 04/16/2018 (e)	8,175	8,177
Through Trust			Santander Drive Auto Receivables Trust 2014-
3.70%, 10/01/2026 (c)	1,565	1,559	4
United Airlines 2014-1 Class A Pass Through			0.47%, 01/16/2018 (e)	17,350	17,354
Trust			World Omni Auto Receivables Trust 2014-A
4.00%, 04/11/2026 (c)	3,710	3,756	0.94%, 04/15/2019 (e)	10,725	10,713
United Airlines 2014-2 Class A Pass Through			World Omni Auto Receivables Trust 2014-B
Trust			1.14%, 01/15/2020	9,700	9,668
3.75%, 09/03/2026 (c)	2,430	2,460	World Omni Automobile Lease Securitization
US Airways 2001-1G Pass Through Trust			Trust 2013-A
7.08%, 09/20/2022 (c)	258	284	0.73%, 05/16/2016	1,058	1,059

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Automobile Asset Backed Securities (continued)			Banks (continued)
World Omni Automobile Lease Securitization			Bancolombia SA
Trust 2013-A (continued)			5.95%, 06/03/2021	$1,585	$1,757
1.10%, 12/15/2016	$6,150	$6,179	Bank of America Corp
		$247,878	4.00%, 04/01/2024	2,075	2,144
			4.10%, 07/24/2023	2,845	2,970
Automobile Floor Plan Asset Backed Securities - 1.53%			4.13%, 01/22/2024	3,770	3,921
Ally Master Owner Trust			4.20%, 08/26/2024	15,830	15,943
0.60%, 04/15/2018 (e)	8,000	8,012
			4.25%, 10/22/2026	6,100	6,055
1.21%, 06/15/2017	10,650	10,696	4.88%, 04/01/2044	955	1,023
BMW Floorplan Master Owner Trust			6.25%, 09/29/2049 (e)	5,010	5,004
0.55%, 09/15/2017 (d),(e)	20,262	20,294
			Barclays PLC
Ford Credit Auto Owner Trust 2014-Rev2			8.25%, 12/29/2049 (e)	3,200	3,304
2.31%, 04/15/2026 (d),(e)	5,000	5,012
			BBVA Banco Continental SA
GE Dealer Floorplan Master Note Trust			5.00%, 08/26/2022 (d)	1,100	1,159
0.60%, 10/20/2017 (e)	9,050	9,060
			BBVA Bancomer SA/Texas
Nissan Master Owner Trust Receivables			6.75%, 09/30/2022 (d)	4,115	4,660
0.62%, 05/15/2017 (e)	4,592	4,597
			BBVA US Senior SAU
World Omni Master Owner Trust			4.66%, 10/09/2015	1,465	1,518
0.50%, 02/15/2018 (d),(e)	2,758	2,760
			BNZ International Funding Ltd/London
		$60,431	2.35%, 03/04/2019 (d)	1,900	1,902
Automobile Manufacturers - 1.20%			BPCE SA
Chrysler Group LLC / CG Co-Issuer Inc			1.61%, 07/25/2017	1,140	1,145
8.00%, 06/15/2019	1,145	1,227	4.50%, 03/15/2025 (d)	18,005	17,489
Daimler Finance North America LLC			4.63%, 07/11/2024 (d)	12,680	12,509
1.25%, 01/11/2016 (d)	2,120	2,131	5.15%, 07/21/2024 (d)	4,325	4,451
1.30%, 07/31/2015 (d)	3,205	3,223	5.70%, 10/22/2023 (d)	4,305	4,623
1.45%, 08/01/2016 (d)	2,005	2,018	Capital One NA/Mclean VA
2.38%, 08/01/2018 (d)	3,785	3,836	2.40%, 09/05/2019	2,345	2,331
Ford Motor Co			CIT Group Inc
7.40%, 11/01/2046	1,130	1,563	3.88%, 02/19/2019	2,445	2,460
General Motors Co			4.75%, 02/15/2015 (d)	300	302
3.50%, 10/02/2018	14,995	15,445	Citigroup Inc
6.25%, 10/02/2043	1,275	1,517	5.80%, 11/15/2049 (e)	8,340	8,357
Jaguar Land Rover Automotive PLC			City National Corp/CA
4.13%, 12/15/2018 (d)	540	549	5.25%, 09/15/2020	3,100	3,453
5.63%, 02/01/2023 (d)	3,065	3,188	Compass Bank
8.13%, 05/15/2021 (d)	390	429	1.85%, 09/29/2017	4,500	4,518
Navistar International Corp			2.75%, 09/29/2019	6,000	6,044
8.25%, 11/01/2021	2,075	2,133	Cooperatieve Centrale Raiffeisen-
Nissan Motor Acceptance Corp			Boerenleenbank BA/Netherlands
0.78%, 03/03/2017 (d),(e)	3,000	3,006	4.63%, 12/01/2023	11,465	12,050
Toyota Motor Credit Corp			8.40%, 11/29/2049 (e)	5,360	5,896
0.62%, 01/17/2019 (e)	1,320	1,326	11.00%, 12/29/2049 (d),(e)	1,560	2,036
2.10%, 01/17/2019	910	916	Credit Agricole SA
Volkswagen Group of America Finance LLC			6.63%, 09/29/2049 (d),(e)	4,620	4,507
2.13%, 05/23/2019 (d)	3,190	3,173	6.64%, 05/29/2049 (d),(e)	150	159
Volkswagen International Finance NV			Credit Suisse Group AG
1.13%, 11/18/2016 (d)	1,625	1,628	6.25%, 12/29/2049 (d),(e)	3,390	3,297
		$47,308	Fifth Third Bank/Cincinnati OH
			2.88%, 10/01/2021	3,125	3,103
Automobile Parts & Equipment - 0.02%			Goldman Sachs Group Inc/The
Dana Holding Corp			2.55%, 10/23/2019	5,395	5,360
5.38%, 09/15/2021	195	203	3.85%, 07/08/2024	5,015	5,066
6.00%, 09/15/2023	395	415	5.38%, 03/15/2020	2,415	2,708
Gestamp Funding Luxembourg SA			6.75%, 10/01/2037	5,850	7,172
5.63%, 05/31/2020 (d)	200	200	Huntington National Bank/The
		$818	0.66%, 04/24/2017 (e)	12,100	12,102
Banks- 9.47%			ING Bank NV
			0.93%, 10/01/2019 (d),(e)	3,000	3,004
Abbey National Treasury Services			2.50%, 10/01/2019 (d)	3,250	3,270
PLC/London			4.12%, 11/21/2023 (e)	4,500	4,610
0.64%, 09/29/2017 (e)	7,000	7,000
			5.80%, 09/25/2023 (d)	6,130	6,822
Associated Banc-Corp
5.13%, 03/28/2016	5,055	5,324	Intesa Sanpaolo SpA
Banco de Credito e Inversiones			2.38%, 01/13/2017	7,815	7,902
4.00%, 02/11/2023 (d)	600	592	3.13%, 01/15/2016	3,070	3,135
			5.02%, 06/26/2024 (d)	16,210	15,842
Banco Inbursa SA Institucion de Banca
Multiple			JP Morgan Chase & Co
4.13%, 06/06/2024 (d)	2,100	2,058	3.20%, 01/25/2023	24,510	24,317
Banco Santander Mexico SA Institucion de			4.85%, 02/01/2044	1,070	1,151
			5.00%, 12/29/2049 (e)	5,585	5,494
Banca Multiple Grupo Financiero Santander
4.13%, 11/09/2022 (d)	1,100	1,114	JP Morgan Chase Capital XIII
			1.18%, 09/30/2034 (e)	300	262

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Banks (continued)			Biotechnology (continued)
Lloyds Bank PLC			Gilead Sciences Inc
2.30%, 11/27/2018	$2,130	$2,144	3.05%, 12/01/2016	$840	$875
Mitsubishi UFJ Trust & Banking Corp			4.80%, 04/01/2044	4,745	5,143
2.45%, 10/16/2019 (d)	5,355	5,343			$18,878
Morgan Stanley
0.97%, 07/23/2019 (e)	1,945	1,939	Building Materials - 0.69%
1.75%, 02/25/2016	8,610	8,687	Ainsworth Lumber Co Ltd
			7.50%, 12/15/2017 (d)	235	243
2.38%, 07/23/2019	9,470	9,401
3.70%, 10/23/2024	7,675	7,659	Boise Cascade Co
4.35%, 09/08/2026	3,625	3,635	6.38%, 11/01/2020	390	407
5.00%, 11/24/2025	10,420	11,075	Cemex SAB de CV
			7.25%, 01/15/2021 (d)	5,385	5,809
5.45%, 07/29/2049 (e)	6,690	6,721
Nordea Bank AB			CRH America Inc
5.50%, 09/29/2049 (d),(e)	2,230	2,252	4.13%, 01/15/2016	1,630	1,690
6.13%, 12/29/2049 (d),(e)	2,100	2,104	6.00%, 09/30/2016	1,935	2,107
PNC Bank NA			8.13%, 07/15/2018	3,425	4,122
6.00%, 12/07/2017	7,400	8,341	Martin Marietta Materials Inc
			1.33%, 06/30/2017 (d),(e)	9,280	9,319
RBS Capital Trust III			4.25%, 07/02/2024 (d)	2,830	2,885
5.51%, 09/29/2049	911	893
Royal Bank of Scotland Group PLC			Norbord Inc
			5.38%, 12/01/2020 (d)	650	639
5.13%, 05/28/2024	410	415
7.64%, 03/29/2049 (e)	390	413			$27,221
UBS AG/Jersey			Chemicals - 0.58%
7.25%, 02/22/2022 (e)	4,840	5,235	Axiall Corp
UBS AG/Stamford CT			4.88%, 05/15/2023	1,700	1,649
1.38%, 08/14/2017	4,960	4,943	CF Industries Inc
Wells Fargo & Co			5.15%, 03/15/2034	1,595	1,698
5.90%, 12/29/2049 (e)	10,405	10,697	Cornerstone Chemical Co
Westpac Banking Corp			9.38%, 03/15/2018 (d)	720	718
0.56%, 05/19/2017 (e)	7,850	7,848	Dow Chemical Co/The
Zions Bancorporation			4.38%, 11/15/2042	515	487
6.00%, 09/15/2015	1	1	Eagle Spinco Inc
		$374,141	4.63%, 02/15/2021	2,280	2,212
Beverages - 0.65%			INEOS Group Holdings SA
			6.13%, 08/15/2018 (d)	200	202
Ajecorp BV
6.50%, 05/14/2022	1,100	1,012	LYB International Finance BV
Anheuser-Busch Cos LLC			4.88%, 03/15/2044	780	807
5.60%, 03/01/2017	1,090	1,196	Mexichem SAB de CV
			4.88%, 09/19/2022 (d)	2,000	2,132
Anheuser-Busch InBev Worldwide Inc
1.38%, 07/15/2017	1,345	1,348	4.88%, 09/19/2022	1,000	1,066
2.50%, 07/15/2022	4,755	4,550	Monsanto Co
7.75%, 01/15/2019	1,030	1,249	4.20%, 07/15/2034	5,335	5,448
Coca-Cola Icecek AS			Mosaic Co/The
4.75%, 10/01/2018 (d)	2,050	2,181	5.45%, 11/15/2033	2,500	2,791
Constellation Brands Inc			NOVA Chemicals Corp
			5.00%, 05/01/2025 (d)	835	862
3.75%, 05/01/2021	2,315	2,318	5.25%, 08/01/2023 (d)	1,205	1,259
3.88%, 11/15/2019 (f)	210	213
4.25%, 05/01/2023	1,855	1,864	Taminco Global Chemical Corp
			9.75%, 03/31/2020 (d)	1,240	1,364
Corp Lindley SA
6.75%, 11/23/2021 (d)	700	765			$22,695
6.75%, 11/23/2021	865	945	Commercial Services - 0.22%
Pernod Ricard SA			DP World Ltd
4.45%, 01/15/2022 (d)	4,695	4,988	6.85%, 07/02/2037	500	574
5.75%, 04/07/2021 (d)	1,045	1,196	ERAC USA Finance LLC
SABMiller Holdings Inc			2.75%, 03/15/2017 (d)	1,015	1,047
3.75%, 01/15/2022 (d)	1,760	1,818	3.30%, 10/15/2022 (d)	345	344
		$25,643	3.85%, 11/15/2024 (d)	1,700	1,719
Biotechnology - 0.48%			Moody's Corp
Amgen Inc			5.25%, 07/15/2044	4,010	4,324
5.15%, 11/15/2041	425	456	TMS International Corp
			7.63%, 10/15/2021 (d)	450	470
Celgene Corp
1.90%, 08/15/2017	1,195	1,206	United Rentals North America Inc
3.25%, 08/15/2022	4,935	4,950	5.75%, 07/15/2018	100	105
4.00%, 08/15/2023	185	193			$8,583
4.63%, 05/15/2044	4,915	5,013	Computers - 1.02%
5.25%, 08/15/2043	115	127	Apple Inc
Genzyme Corp			0.49%, 05/03/2018 (e)	5,473	5,481
5.00%, 06/15/2020	810	915	0.54%, 05/06/2019 (e)	7,380	7,386
			3.85%, 05/04/2043	2,895	2,764
			Compiler Finance Sub Inc
			7.00%, 05/01/2021 (d)	515	471

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)	Value (000's)

Computers (continued)			Diversified Financial Services (continued)
Dell Inc			Ford Motor Credit Co LLC	(continued)
5.65%, 04/15/2018	$365	$388	8.00%, 12/15/2016		$11,315	$12,823
Hewlett-Packard Co			General Electric Capital Corp
3.00%, 09/15/2016	425	439	0.51%, 05/15/2017 (e)		7,850	7,854
4.30%, 06/01/2021	2,720	2,852	5.25%, 06/29/2049 (e)		2,690	2,697
iGATE Corp			5.30%, 02/11/2021		16,500	18,738
4.75%, 04/15/2019	155	155	6.25%, 12/31/2049 (e)		3,800	4,156
IHS Inc			General Motors Financial Co Inc
5.00%, 11/01/2022 (d)	285	289	2.63%, 07/10/2017		2,805	2,844
International Business Machines Corp			2.75%, 05/15/2016		1,425	1,445
0.61%, 02/12/2019 (e)	7,100	7,139	3.25%, 05/15/2018		860	879
3.63%, 02/12/2024	2,370	2,420	HSBC Finance Capital Trust IX
NCR Corp			5.91%, 11/30/2035		2,800	2,863
4.63%, 02/15/2021	2,612	2,599	Icahn Enterprises LP / Icahn Enterprises
5.88%, 12/15/2021	875	897	Finance Corp
Seagate HDD Cayman			3.50%, 03/15/2017		1,665	1,657
4.75%, 06/01/2023	1,725	1,780	4.88%, 03/15/2019		540	549
4.75%, 01/01/2025 (d)	3,395	3,433	6.00%, 08/01/2020		725	761
Xerox Business Services LLC			ILFC E-Capital Trust II
5.20%, 06/01/2015	1,850	1,896	6.25%, 12/21/2065 (d),(e)		155	150
		$40,389	International Lease Finance Corp
			2.18%, 06/15/2016 (e)		30	30
Credit Card Asset Backed Securities - 2.65%			6.25%, 05/15/2019		2,105	2,302
BA Credit Card Trust			8.62%, 09/15/2015 (e)		970	1,019
0.42%, 09/16/2019 (e)	4,800	4,799
0.44%, 01/15/2020 (e)	5,115	5,115	National Rural Utilities Cooperative Finance
			Corp
Barclays Dryrock Issuance Trust			0.49%, 05/12/2017 (e)		5,500	5,497
0.49%, 07/16/2018 (e)	18,755	18,770
			4.75%, 04/30/2043 (e)		855	847
0.49%, 03/16/2020 (e)	12,300	12,306
0.51%, 12/16/2019 (e)	4,000	4,004	Springleaf Finance Corp
			6.90%, 12/15/2017		135	147
Chase Issuance Trust						$105,074
0.25%, 05/15/2017 (e)	9,500	9,500
0.28%, 08/15/2017 (e)	6,200	6,195	Electric - 2.14%
0.30%, 10/16/2017 (e)	650	650	Abu Dhabi National Energy Co
0.36%, 04/16/2018 (e)	15,000	14,989	3.63%, 01/12/2023 (d)		200	201
Citibank Credit Card Issuance Trust			Alabama Power Co
0.35%, 08/24/2018 (e)	6,625	6,626	3.85%, 12/01/2042		850	824
0.62%, 03/24/2017 (e)	10,000	9,998	4.15%, 08/15/2044		2,155	2,192
Synchrony Credit Card Master Note Trust			CMS Energy Corp
0.45%, 06/15/2018 (e)	11,750	11,749	4.70%, 03/31/2043		910	932
		$104,701	Commonwealth Edison Co
			3.80%, 10/01/2042		2,170	2,087
Distribution & Wholesale - 0.03%			4.60%, 08/15/2043		1,380	1,484
HD Supply Inc			Dominion Gas Holdings LLC
7.50%, 07/15/2020	725	772	4.80%, 11/01/2043		75	81
11.00%, 04/15/2020	490	562	DTE Electric Co
		$1,334	3.38%, 03/01/2025		3,090	3,151
Diversified Financial Services - 2.66%			DTE Energy Co
Air Lease Corp			6.38%, 04/15/2033		3,980	5,077
2.13%, 01/15/2018	6,340	6,269	Duke Energy Carolinas LLC
Aircastle Ltd			4.00%, 09/30/2042		1,865	1,874
4.63%, 12/15/2018	380	386	Duke Energy Corp
5.13%, 03/15/2021	2,340	2,369	3.75%, 04/15/2024		1,500	1,557
7.63%, 04/15/2020	240	270	Duke Energy Progress Inc
Ally Financial Inc			4.38%, 03/30/2044		1,375	1,468
4.75%, 09/10/2018	220	231	Dynegy Finance I Inc / Dynegy Finance II
American Express Credit Corp			Inc
0.72%, 08/15/2019 (e)	3,000	2,992	6.75%, 11/01/2019 (d)		790	818
1.55%, 09/22/2017	2,995	3,004	7.38%, 11/01/2022 (d)		1,385	1,465
Consolidated Energy Finance SA			7.63%, 11/01/2024 (d)		350	371
6.75%, 10/15/2019 (d)	2,200	2,244	Edison International
Countrywide Financial Corp			3.75%, 09/15/2017		1,420	1,504
6.25%, 05/15/2016	5,290	5,683	Electricite de France SA
Credit Acceptance Corp			2.15%, 01/22/2019 (d)		1,000	1,000
6.13%, 02/15/2021 (d)	3,010	3,115	4.88%, 01/22/2044 (d)		1,140	1,214
Denali Borrower LLC / Denali Finance Corp			5.63%, 12/29/2049 (d),(e)		6,490	6,879
5.63%, 10/15/2020 (d)	2,410	2,556	Elwood Energy LLC
Fly Leasing Ltd			8.16%, 07/05/2026		695	775
6.38%, 10/15/2021	1,500	1,493	Energy Future Intermediate Holding Co LLC /
Ford Motor Credit Co LLC			EFIH Finance Inc
2.60%, 11/04/2019 (f)	4,860	4,844	0.00%, 03/01/2022 (a),(d),(e)		450	536
4.38%, 08/06/2023	2,225	2,360	FirstEnergy Corp
			7.38%, 11/15/2031		1,730	2,056

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Electric (continued)			Engineering & Construction (continued)
Florida Power & Light Co			Odebrecht Offshore Drilling Finance
4.05%, 06/01/2042	$1,260	$1,283	Ltd (continued)
4.13%, 02/01/2042	755	778	6.75%, 10/01/2022 (d)	$1,526	$1,599
Indiantown Cogeneration LP			SBA Tower Trust
9.77%, 12/15/2020	1,130	1,282	2.90%, 10/15/2044 (d)	2,700	2,707
Miran Mid-Atlantic Series C Pass Through					$7,780
Trust
10.06%, 12/30/2028	2,197	2,395	Entertainment - 0.25%
Mirant Mid-Atlantic Series B Pass Through			CCM Merger Inc
			9.13%, 05/01/2019 (d)	2,330	2,505
Trust
9.13%, 06/30/2017 (c)	50	54	Cinemark USA Inc
Northern States Power Co/MN			4.88%, 06/01/2023	2,815	2,773
3.40%, 08/15/2042	265	241	DreamWorks Animation SKG Inc
			6.88%, 08/15/2020 (d)	1,695	1,771
NRG Energy Inc
6.25%, 05/01/2024 (d)	835	862	Lions Gate Entertainment Corp
8.25%, 09/01/2020	820	887	5.25%, 08/01/2018	125	129
Oncor Electric Delivery Co LLC			Peninsula Gaming LLC / Peninsula Gaming
2.15%, 06/01/2019 (d)	6,750	6,739	Corp
			8.38%, 02/15/2018 (d)	1,200	1,266
5.25%, 09/30/2040	950	1,118
Pacific Gas & Electric Co			Regal Entertainment Group
4.45%, 04/15/2042	645	661	5.75%, 03/15/2022	590	577
PacifiCorp			WMG Acquisition Corp
			6.00%, 01/15/2021 (d)	126	129
3.85%, 06/15/2021	1,137	1,231
4.10%, 02/01/2042	1,675	1,705	WMG Holdings Corp
Perusahaan Listrik Negara PT			13.75%, 10/01/2019	755	868
5.50%, 11/22/2021 (d)	650	691			$10,018
PPL Electric Utilities Corp			Environmental Control - 0.08%
3.00%, 09/15/2021	465	475	Republic Services Inc
4.75%, 07/15/2043	1,435	1,586	3.80%, 05/15/2018	1,215	1,292
PPL WEM Holdings Ltd			Waste Management Inc
3.90%, 05/01/2016 (d)	2,470	2,565	7.75%, 05/15/2032	1,200	1,738
5.38%, 05/01/2021 (d)	950	1,072
					$3,030
Public Service Co of Colorado
4.30%, 03/15/2044	560	588	Food- 1.12%
4.75%, 08/15/2041	1,400	1,569	ConAgra Foods Inc
Public Service Electric & Gas Co			1.30%, 01/25/2016	375	376
2.30%, 09/15/2018	2,700	2,760	Grupo Bimbo SAB de CV
3.65%, 09/01/2042	365	346	3.88%, 06/27/2024 (d)	5,480	5,454
Puget Energy Inc			4.88%, 06/27/2044 (d)	550	539
5.63%, 07/15/2022	400	462	Ingles Markets Inc
6.00%, 09/01/2021	2,935	3,408	5.75%, 06/15/2023	805	821
San Diego Gas & Electric Co			Kraft Foods Group Inc
4.30%, 04/01/2042	230	242	1.63%, 06/04/2015	590	594
Southern California Edison Co			6.50%, 02/09/2040	1,450	1,801
3.90%, 12/01/2041	390	383	Kroger Co/The
4.05%, 03/15/2042	1,610	1,609	5.00%, 04/15/2042	670	712
Virginia Electric and Power Co			Mondelez International Inc
4.00%, 01/15/2043	245	242	6.50%, 11/01/2031	430	547
4.45%, 02/15/2044	3,450	3,645	Smithfield Foods Inc
4.65%, 08/15/2043	1,620	1,768	5.25%, 08/01/2018 (d)	250	257
Wisconsin Power & Light Co			5.88%, 08/01/2021 (d)	395	419
4.10%, 10/15/2044	4,175	4,185	Sysco Corp
		$84,378	1.45%, 10/02/2017	370	372
			2.35%, 10/02/2019	4,445	4,471
Electronics - 0.22%			3.00%, 10/02/2021	5,895	5,978
Keysight Technologies Inc			3.50%, 10/02/2024	2,340	2,375
3.30%, 10/30/2019 (d)	4,300	4,302	4.35%, 10/02/2034	5,465	5,613
4.55%, 10/30/2024 (d)	2,790	2,789	4.50%, 10/02/2044	325	333
Sanmina Corp			Tyson Foods Inc
4.38%, 06/01/2019 (d)	105	105	2.65%, 08/15/2019	915	924
Thermo Fisher Scientific Inc			3.95%, 08/15/2024	6,545	6,675
5.30%, 02/01/2044	405	456	4.88%, 08/15/2034	875	917
Viasystems Inc			5.15%, 08/15/2044	395	422
7.88%, 05/01/2019 (d)	1,050	1,113	Wm Wrigley Jr Co
		$8,765	2.40%, 10/21/2018 (d)	1,650	1,667
			3.38%, 10/21/2020 (d)	2,745	2,804
Engineering & Construction - 0.20%
Aguila 3 SA					$44,071
7.88%, 01/31/2018 (d)	390	391	Forest Products & Paper - 0.49%
Odebrecht Finance Ltd			Cascades Inc
5.13%, 06/26/2022 (d)	2,200	2,279	5.50%, 07/15/2022 (d)	560	553
Odebrecht Offshore Drilling Finance Ltd			Domtar Corp
6.63%, 10/01/2022 (d)	781	804	6.25%, 09/01/2042	2,155	2,254

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Forest Products & Paper (continued)			Holding Companies - Diversified (continued)
Domtar Corp (continued)			Nielsen Co Luxembourg SARL/The
6.75%, 02/15/2044	$1,905	$2,083	5.50%, 10/01/2021 (d)	$770	$799
Georgia-Pacific LLC			Tenedora Nemak SA de CV
5.40%, 11/01/2020 (d)	2,870	3,279	5.50%, 02/28/2023 (d)	2,300	2,391
International Paper Co					$7,197
4.80%, 06/15/2044	2,220	2,185
Klabin Finance SA			Home Builders - 0.23%
5.25%, 07/16/2024 (d)	1,600	1,567	Beazer Homes USA Inc
Resolute Forest Products Inc			6.63%, 04/15/2018	685	714
5.88%, 05/15/2023	1,445	1,384	KB Home
Sappi Papier Holding GmbH			4.75%, 05/15/2019	390	387
7.50%, 06/15/2032 (d)	1,860	1,739	Lennar Corp
8.38%, 06/15/2019 (d)	3,250	3,526	4.13%, 12/01/2018	1,725	1,749
			4.75%, 11/15/2022 (e)	2,660	2,620
Tembec Industries Inc
9.00%, 12/15/2019 (d)	805	815	MDC Holdings Inc
		$19,385	6.00%, 01/15/2043	485	419
			WCI Communities Inc
Gas- 0.05%			6.88%, 08/15/2021	1,390	1,404
Nakilat Inc			6.88%, 08/15/2021 (d)	215	217
6.07%, 12/31/2033	200	227	Woodside Homes Co LLC / Woodside Homes
Sempra Energy			Finance Inc
2.88%, 10/01/2022	300	294	6.75%, 12/15/2021 (d)	1,725	1,734
Talent Yield Investments Ltd					$9,244
4.50%, 04/25/2022 (d)	1,500	1,561
		$2,082	Home Equity Asset Backed Securities - 0.04%
			First NLC Trust 2005-1
Healthcare - Products - 0.08%			0.65%, 05/25/2035 (e)	343	236
ConvaTec Finance International SA			JP Morgan Mortgage Acquisition Trust 2006-
8.25%, PIK 9.00%, 01/15/2019 (d),(g)	1,750	1,787	CW2
ConvaTec Healthcare E SA			0.30%, 08/25/2036 (e)	947	888
10.50%, 12/15/2018 (d)	400	424	New Century Home Equity Loan Trust 2005-
Kinetic Concepts Inc / KCI USA Inc			1
10.50%, 11/01/2018	505	557	0.73%, 03/25/2035 (e)	85	85
Universal Hospital Services Inc			Saxon Asset Securities Trust 2004-1
7.63%, 08/15/2020	205	191	1.85%, 03/25/2035 (e)	282	145
		$2,959	Specialty Underwriting & Residential Finance
			Trust Series 2004-BC1
Healthcare - Services - 0.83%			0.92%, 02/25/2035 (e)	303	286
Centene Corp					$1,640
4.75%, 05/15/2022	6,605	6,679
5.75%, 06/01/2017	5,385	5,668	Insurance - 1.80%
CHS/Community Health Systems Inc			AIG Life Holdings Inc
5.13%, 08/01/2021	95	99	7.57%, 12/01/2045 (d)	100	132
Fresenius Medical Care US Finance II Inc			American International Group Inc
4.75%, 10/15/2024 (d)	680	682	3.38%, 08/15/2020	6,910	7,170
5.88%, 01/31/2022 (d)	985	1,074	4.50%, 07/16/2044	7,780	7,901
Fresenius Medical Care US Finance Inc			Five Corners Funding Trust
6.50%, 09/15/2018 (d)	330	365	4.42%, 11/15/2023 (d)	5,970	6,306
HCA Holdings Inc			Liberty Mutual Group Inc
6.25%, 02/15/2021	925	996	4.25%, 06/15/2023 (d)	2,270	2,348
HCA Inc			5.00%, 06/01/2021 (d)	2,500	2,744
4.75%, 05/01/2023	2,685	2,729	7.00%, 03/07/2067 (d),(e)	2,260	2,350
5.00%, 03/15/2024	670	691	7.80%, 03/07/2087 (d)	2,795	3,270
5.25%, 04/15/2025	1,945	2,015	MetLife Capital Trust IV
5.88%, 03/15/2022	580	637	7.88%, 12/15/2067 (d)	1,770	2,261
7.25%, 09/15/2020	690	731	MetLife Inc
LifePoint Hospitals Inc			4.88%, 11/13/2043	2,590	2,810
5.50%, 12/01/2021 (d)	610	639	Metropolitan Life Global Funding I
MPH Acquisition Holdings LLC			1.30%, 04/10/2017 (d)	1,370	1,373
6.63%, 04/01/2022 (d)	2,390	2,501	Pricoa Global Funding I
Roche Holdings Inc			2.20%, 05/16/2019 (b),(d)	3,170	3,149
6.00%, 03/01/2019 (d)	1,154	1,333	Teachers Insurance & Annuity Association of
Ventas Realty LP			America
1.25%, 04/17/2017	790	789	4.90%, 09/15/2044 (d)	5,350	5,672
WellCare Health Plans Inc			TIAA Asset Management Finance Co LLC
5.75%, 11/15/2020	4,975	5,123	2.95%, 11/01/2019 (d)	6,675	6,688
		$32,751	4.13%, 11/01/2024 (d)	3,030	3,046
			Voya Financial Inc
Holding Companies - Diversified - 0.18%			2.90%, 02/15/2018	3,800	3,907
Alfa SAB de CV			5.65%, 05/15/2053 (e)	8,965	8,965
5.25%, 03/25/2024 (d)	2,950	3,212
			XL Group PLC
Alphabet Holding Co Inc			6.50%, 12/31/2049 (e)	1,140	1,094
7.75%, 11/01/2017	820	795			$71,186

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Internet - 0.09%			Media (continued)
Equinix Inc			DIRECTV Holdings LLC / DIRECTV
4.88%, 04/01/2020	$230	$235	Financing Co Inc
5.38%, 04/01/2023	730	753	4.45%, 04/01/2024	$8,870	$9,254
Zayo Group LLC / Zayo Capital Inc			5.00%, 03/01/2021	330	363
8.13%, 01/01/2020	400	427	6.00%, 08/15/2040	790	887
10.13%, 07/01/2020	1,995	2,215	6.38%, 03/01/2041	2,225	2,601
		$3,630	DISH DBS Corp
			4.25%, 04/01/2018	920	943
Iron & Steel - 0.52%			5.88%, 07/15/2022	1,890	2,003
ArcelorMittal			6.75%, 06/01/2021	4,605	5,112
6.00%, 03/01/2021 (e)	1,540	1,652
			7.88%, 09/01/2019	1,517	1,762
6.13%, 06/01/2018	345	369	Globo Comunicacao e Participacoes SA
7.50%, 10/15/2039	2,165	2,311	4.88%, 04/11/2022 (d)	800	822
Commercial Metals Co			NBCUniversal Enterprise Inc
4.88%, 05/15/2023	2,785	2,715	0.92%, 04/15/2018 (d),(e)	5,490	5,542
7.35%, 08/15/2018	175	194	NBCUniversal Media LLC
Glencore Funding LLC			4.45%, 01/15/2043	1	1
3.13%, 04/29/2019 (d)	6,895	6,961
			5.15%, 04/30/2020	1,733	1,972
Samarco Mineracao SA			Numericable Group SA
4.13%, 11/01/2022 (d)	1,900	1,807
			6.00%, 05/15/2022 (d)	835	854
5.38%, 09/26/2024 (d)	2,500	2,505
			RCN Telecom Services LLC / RCN Capital
Signode Industrial Group Lux SA/Signode			Corp
Industrial Group US Inc			8.50%, 08/15/2020 (d)	995	1,042
6.38%, 05/01/2022 (d)	1,975	1,916
			Time Warner Cable Inc
		$20,430	4.13%, 02/15/2021	5,475	5,857
Leisure Products & Services - 0.00%			4.50%, 09/15/2042	5,675	5,594
Jarden Corp			5.88%, 11/15/2040	1,690	1,989
6.13%, 11/15/2022	110	115	6.55%, 05/01/2037	2,895	3,643
			6.75%, 07/01/2018	920	1,070
			8.75%, 02/14/2019	1,635	2,054
Lodging - 0.14%			Time Warner Inc
MGM Resorts International			2.10%, 06/01/2019	1,080	1,064
6.63%, 12/15/2021	1,065	1,166	4.05%, 12/15/2023	5,060	5,259
7.75%, 03/15/2022	85	98	4.88%, 03/15/2020	795	876
10.00%, 11/01/2016	1,205	1,365	6.25%, 03/29/2041	6,685	8,047
Wyndham Worldwide Corp			Unitymedia Hessen GmbH & Co KG /
2.50%, 03/01/2018	2,920	2,937	Unitymedia NRW GmbH
		$5,566	5.50%, 01/15/2023 (d)	1,275	1,329
Machinery - Construction & Mining - 0.04%			Unitymedia KabelBW GmbH
			6.13%, 01/15/2025 (d)	695	725
Ferreycorp SAA
4.88%, 04/26/2020 (d)	1,150	1,136	Univision Communications Inc
Vander Intermediate Holding II Corp			6.88%, 05/15/2019 (d)	265	279
9.75%, PIK 10.50%, 02/01/2019 (d),(g)	385	408	8.50%, 05/15/2021 (d)	1,355	1,467
		$1,544	Viacom Inc
			4.38%, 03/15/2043	1,466	1,351
Machinery - Diversified - 0.00%			5.85%, 09/01/2043	5,280	5,981
CNH Industrial America LLC			VTR Finance BV
7.25%, 01/15/2016	150	158	6.88%, 01/15/2024 (d)	2,255	2,368
			WideOpenWest Finance LLC /
Media- 2.82%			WideOpenWest Capital Corp
21st Century Fox America Inc			13.38%, 10/15/2019	2,170	2,474
3.70%, 09/15/2024 (d)	2,530	2,571	10.25%, 07/15/2019	1,395	1,531
5.40%, 10/01/2043	1,945	2,202			$111,344
6.15%, 02/15/2041	4,315	5,313	Metal Fabrication & Hardware - 0.02%
British Sky Broadcasting Group PLC			Wise Metals Intermediate Holdings LLC/Wise
2.63%, 09/16/2019 (d)	3,360	3,369	Holdings Finance Corp
Cablevision Systems Corp			9.75%, PIK 10.50%, 06/15/2019 (d),(g)	805	873
8.00%, 04/15/2020	990	1,134
CBS Corp
5.75%, 04/15/2020	1,640	1,879	Mining - 0.89%
Columbus International Inc			Alcoa Inc
7.38%, 03/30/2021 (d)	1,000	1,060	5.13%, 10/01/2024	3,690	3,896
Comcast Corp			Anglo American Capital PLC
			1.18%, 04/15/2016 (b),(d),(e)	4,150	4,167
4.20%, 08/15/2034	2,095	2,114	9.38%, 04/08/2019 (d)	2,590	3,271
4.75%, 03/01/2044	1,460	1,569
6.40%, 03/01/2040	1,975	2,560	Barrick Gold Corp
6.50%, 11/15/2035	330	433	3.85%, 04/01/2022	2,095	2,008
CSC Holdings LLC			BHP Billiton Finance USA Ltd
6.75%, 11/15/2021	280	312	2.05%, 09/30/2018	1,670	1,686
Cumulus Media Holdings Inc			Corp Nacional del Cobre de Chile
			4.88%, 11/04/2044 (d),(f)	2,300	2,276
7.75%, 05/01/2019	695	712

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mining (continued)			Mortgage Backed Securities (continued)
FMG Resources August 2006 Pty Ltd			Credit Suisse Commercial Mortgage Trust
6.88%, 02/01/2018 (d)	$220	$225	Series 2006-C3
6.88%, 04/01/2022 (d)	1,895	1,957	5.81%, 06/15/2038 (e)	$94	$99
8.25%, 11/01/2019 (d)	730	757	Credit Suisse Commercial Mortgage Trust
Freeport-McMoRan Inc			Series 2006-C5
3.10%, 03/15/2020	2,710	2,701	0.72%, 12/15/2039 (e)	13,692	167
5.45%, 03/15/2043	405	414	Credit Suisse Commercial Mortgage Trust
Newmont Mining Corp			Series 2007-C3
4.88%, 03/15/2042	3,895	3,259	5.70%, 06/15/2039 (e)	1,699	1,830
Rio Tinto Finance USA Ltd			Credit Suisse First Boston Mortgage Securities
9.00%, 05/01/2019	2,670	3,446	Corp
Rio Tinto Finance USA PLC			0.55%, 11/15/2037 (d),(e)	3,618	—
2.00%, 03/22/2017	2,350	2,383	4.77%, 07/15/2037	2,025	2,054
St Barbara Ltd			CSMC Series 2009-RR1
8.88%, 04/15/2018 (d)	680	544	5.38%, 02/15/2040 (d)	3,165	3,332
Taseko Mines Ltd			CSMC Series 2009-RR3
7.75%, 04/15/2019	330	313	5.34%, 12/15/2043 (d),(e)	1,545	1,652
Teck Resources Ltd			DBUBS 2011-LC2 Mortgage Trust
5.20%, 03/01/2042	1,380	1,262	5.44%, 07/10/2044 (d),(e)	5,000	5,273
Volcan Cia Minera SAA			Fannie Mae REMIC Trust 2005-W2
5.38%, 02/02/2022 (d)	350	347	0.35%, 05/25/2035 (e)	729	724
5.38%, 02/02/2022	350	347	Fannie Mae REMICS
		$35,259	2.25%, 07/25/2040	432	430
			3.50%, 05/25/2027 (e)	8,194	998
Miscellaneous Manufacturing - 0.82%			3.50%, 11/25/2027 (e)	3,077	405
General Electric Co			3.50%, 04/25/2028 (e)	9,334	1,167
4.50%, 03/11/2044	2,695	2,873	3.50%, 07/25/2040	3,713	3,742
Ingersoll-Rand Global Holding Co Ltd			4.00%, 12/25/2028 (e)	5,828	754
2.88%, 01/15/2019	1,065	1,089	6.35%, 12/25/2021 (e)	1,617	194
Ingersoll-Rand Luxembourg Finance SA			6.35%, 03/25/2022 (e)	955	112
3.55%, 11/01/2024	5,465	5,392	6.60%, 11/25/2036 (e)	2,683	442
Textron Inc			38.48%, 08/25/2035 (e)	45	10
6.20%, 03/15/2015	1,835	1,872	Freddie Mac REMICS
Tyco Electronics Group SA			0.60%, 06/15/2023 (e)	66	66
0.43%, 01/29/2016 (e)	1,735	1,734
			0.75%, 08/15/2018 (e)	603	608
1.60%, 02/03/2015	1,265	1,269	1.25%, 09/15/2033	10,500	10,544
2.35%, 08/01/2019	10,395	10,423	2.00%, 02/15/2036 (e)	1,621	1,619
2.38%, 12/17/2018	2,150	2,172	2.75%, 03/15/2041	2,510	2,569
3.45%, 08/01/2024	1,650	1,669	3.00%, 10/15/2027 (e)	1,939	242
3.50%, 02/03/2022	3,695	3,814	4.00%, 09/15/2021	255	259
7.13%, 10/01/2037	105	140	4.00%, 11/15/2025 (e)	13,667	1,633
		$32,447	4.50%, 02/15/2029 (e)	8,700	893
Mortgage Backed Securities - 6.23%			6.50%, 05/15/2026 (e)	3,312	507
Adjustable Rate Mortgage Trust 2004-2			6.50%, 08/15/2026 (e)	4,602	754
1.29%, 02/25/2035 (e)	82	82	6.55%, 09/15/2026 (e)	6,031	1,042
Banc of America Commercial Mortgage Trust			6.60%, 09/15/2034 (e)	1,473	162
2006-3			Freddie Mac Structured Agency Credit Risk
5.89%, 07/10/2044	586	621	Debt Notes
Banc of America Commercial Mortgage Trust			1.00%, 04/25/2024 (e)	7,031	6,952
2007-3			1.50%, 08/25/2024 (e)	8,394	8,372
0.43%, 06/10/2049 (d),(e)	1,000	961	1.55%, 10/25/2024 (e)	5,000	5,001
Banc of America Commercial Mortgage Trust			1.60%, 09/25/2024 (e)	15,000	14,952
2008-1			1.80%, 08/25/2024 (e)	6,453	6,453
6.29%, 02/10/2051 (e)	3,255	3,616	GE Commercial Mortgage Corp Series 2007-
BB-UBS Trust			C1 Trust
2.89%, 06/05/2030 (d),(e)	2,100	2,049	5.61%, 12/10/2049 (e)	6,575	6,922
BCRR Trust 2009-1			Ginnie Mae
5.86%, 07/17/2040 (d)	1,945	2,122	1.75%, 10/16/2037	1,143	1,156
CD 2006-CD3 Mortgage Trust			4.00%, 11/16/2028 (e)	10,955	1,386
5.62%, 10/15/2048	2,178	2,297	4.50%, 05/16/2043 (e)	4,523	913
CD 2007-CD4 Commercial Mortgage Trust			4.50%, 04/16/2044	1,791	381
5.37%, 12/11/2049	3,490	3,650	5.00%, 10/16/2022 (e)	3,414	146
COMM 2010-RR1			GS Mortgage Securities Trust 2011-GC5
5.54%, 12/11/2049 (d),(e)	900	944	1.70%, 08/10/2044 (d),(e)	151,707	9,268
COMM 2014-LC17 Mortgage Trust			GS Mortgage Securities Trust 2012-GCJ7
4.49%, 10/10/2047	5,000	5,223	2.57%, 05/10/2045 (e)	19,293	2,234
COMM 2014-UBS5 Mortgage Trust			GS Mortgage Securities Trust 2013-GC16
1.12%, 09/10/2047 (e)	71,966	5,058	1.55%, 11/10/2046 (e)	11,902	959
Commercial Mortgage Pass Through			GS Mortgage Securities Trust 2013-GCJ12
Certificates			3.78%, 06/10/2046 (e)	780	787
4.77%, 10/15/2045 (d),(e)	5,290	5,463	Impac CMB Trust Series 2007-A
			0.40%, 05/25/2037 (e)	2,013	1,968

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
JP Morgan Chase Commercial Mortgage			Morgan Stanley Bank of America Merrill
Securities Corp			Lynch Trust 2014-C18
1.93%, 12/15/2047 (e)	$22,187	$2,122	4.45%, 10/15/2047 (e)	$3,250	$3,426
3.35%, 12/15/2047 (d),(e)	500	502	Morgan Stanley Capital I Trust 2007-HQ12
JP Morgan Chase Commercial Mortgage			5.59%, 04/12/2049 (e)	1,360	1,460
Securities Trust 2005-CIBC12			5.59%, 04/12/2049 (e)	4,454	4,504
5.09%, 09/12/2037 (e)	300	146	Morgan Stanley Capital I Trust 2007-IQ13
JP Morgan Chase Commercial Mortgage			5.36%, 03/15/2044 (e)	700	758
Securities Trust 2006-CIBC17			MSBAM Commercial Mortgage Securities
5.43%, 12/12/2043	2,200	2,336	Trust 2012-CKSV
5.46%, 12/12/2043	5,000	5,211	1.14%, 10/15/2022 (d),(e)	23,475	1,708
JP Morgan Chase Commercial Mortgage			3.28%, 10/15/2022 (d)	3,075	2,996
Securities Trust 2006-LDP9			Residential Asset Securitization Trust 2004-
5.34%, 05/15/2047	222	237	A10
JP Morgan Chase Commercial Mortgage			5.50%, 02/25/2035	310	314
Securities Trust 2007-C1			UBS Commercial Mortgage Trust 2012-C1
0.46%, 02/15/2051 (e)	27,899	11	3.40%, 05/10/2045 (e)	550	566
5.96%, 02/15/2051 (e)	7,100	7,667	UBS-Barclays Commercial Mortgage Trust
JP Morgan Chase Commercial Mortgage			2012-C3
Securities Trust 2011-C5			3.09%, 08/10/2049 (e)	2,125	2,138
3.15%, 08/15/2046	1,972	2,040	UBS-Barclays Commercial Mortgage Trust
5.32%, 08/15/2046 (d),(e)	800	886	2012-C4
JP Morgan Chase Commercial Mortgage			1.86%, 12/10/2045 (d),(e)	20,349	2,125
Securities Trust 2013-C16			UBS-Barclays Commercial Mortgage Trust
1.37%, 12/15/2046 (e)	13,384	927	2013-C5
JPMBB Commercial Mortgage Securities			3.18%, 03/10/2046 (e)	2,025	2,033
Trust 2013-C15			4.09%, 03/10/2046 (d),(e)	1,090	1,010
1.60%, 11/15/2045 (e)	49,965	3,660	Wachovia Bank Commercial Mortgage Trust
JPMBB Commercial Mortgage Securities			Series 2007-C30
Trust 2014-C18			0.36%, 12/15/2043 (d),(e)	1,350	1,306
4.81%, 02/15/2047 (e)	2,700	2,829	5.25%, 12/15/2043	1,362	1,362
JPMBB Commercial Mortgage Securities			Wachovia Bank Commercial Mortgage Trust
Trust 2014-C19			Series 2007-C34
1.29%, 04/15/2047 (e)	47,861	2,903	5.68%, 05/15/2046 (e)	250	272
JPMBB Commercial Mortgage Securities			Wells Fargo Mortgage Backed Securities
Trust 2014-C24			2005-AR16 Trust
1.24%, 11/15/2047 (e)	9,500	669	2.61%, 03/25/2035 (e)	501	494
LB-UBS Commercial Mortgage Trust 2005-			WFRBS Commercial Mortgage Trust 2013-
C3			C12
0.73%, 07/15/2040 (d),(e)	35,810	195	1.50%, 03/15/2048 (d),(e)	59,025	4,899
4.74%, 07/15/2030	1,652	1,668	WFRBS Commercial Mortgage Trust 2014-
LB-UBS Commercial Mortgage Trust 2005-			C22
C7			4.07%, 09/15/2057	5,000	5,192
5.32%, 11/15/2040	2,200	2,270	4.37%, 09/15/2057 (e)	2,000	2,080
LB-UBS Commercial Mortgage Trust 2007-			WFRBS Commercial Mortgage Trust 2014-
C1			C23
0.40%, 02/15/2040 (e)	10,214	95	0.73%, 10/15/2057 (e)	55,000	2,639
LB-UBS Commercial Mortgage Trust 2007-					$245,970
C2
5.43%, 02/15/2040	1,923	2,082	Office & Business Equipment - 0.19%
LB-UBS Commercial Mortgage Trust 2007-			Xerox Corp
C6			2.95%, 03/15/2017	555	574
6.11%, 07/15/2040	7,350	8,033	3.80%, 05/15/2024	4,410	4,322
MASTR Asset Securitization Trust 2005-2			6.75%, 02/01/2017	550	613
5.25%, 11/25/2035	836	838	6.75%, 12/15/2039	1,730	2,112
Merrill Lynch Mortgage Investors Trust Series					$7,621
2005-A8			Oil & Gas - 4.42%
0.50%, 08/25/2036 (e)	192	162	Afren PLC
Merrill Lynch Mortgage Trust 2005-CIP1			6.63%, 12/09/2020 (d)	1,300	1,219
5.05%, 07/12/2038	855	870	Anadarko Petroleum Corp
ML-CFC Commercial Mortgage Trust 2006-			3.45%, 07/15/2024	6,395	6,304
4			5.95%, 09/15/2016	3,390	3,684
0.62%, 12/12/2049 (e)	67,144	34	6.45%, 09/15/2036	625	771
Morgan Stanley Bank of America Merrill			Apache Corp
Lynch Trust 2013-C11			4.25%, 01/15/2044	3,675	3,408
0.79%, 08/15/2046 (e)	29,535	883	4.75%, 04/15/2043	895	896
Morgan Stanley Bank of America Merrill			Baytex Energy Corp
Lynch Trust 2013-C9			5.13%, 06/01/2021 (d)	370	361
3.46%, 05/15/2046	5,806	5,870	BP Capital Markets PLC
Morgan Stanley Bank of America Merrill			0.77%, 05/10/2019 (e)	6,585	6,576
Lynch Trust 2014-C15			Carrizo Oil & Gas Inc
4.05%, 04/15/2047	5,000	5,323	7.50%, 09/15/2020	2,812	2,840

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Oil & Gas (continued)			Oil & Gas (continued)
Carrizo Oil & Gas Inc (continued)			Pacific Rubiales Energy Corp
8.63%, 10/15/2018	$765	$796	5.13%, 03/28/2023 (d)	$1,700	$1,628
Chaparral Energy Inc			5.63%, 01/19/2025 (d)	5,000	4,755
7.63%, 11/15/2022	1,456	1,420	7.25%, 12/12/2021 (d)	3,915	4,179
9.88%, 10/01/2020	655	691	PDC Energy Inc
Chesapeake Energy Corp			7.75%, 10/15/2022	1,650	1,733
3.25%, 03/15/2016	295	295	Petrobras Global Finance BV
3.48%, 04/15/2019 (e)	3,800	3,803	3.25%, 03/17/2017	4,053	4,097
4.88%, 04/15/2022	700	716	Petrobras International Finance Co SA
6.13%, 02/15/2021	615	683	5.38%, 01/27/2021	5,000	5,119
Chevron Corp			Petroleos de Venezuela SA
1.10%, 12/05/2017	205	204	5.25%, 04/12/2017	6,450	4,276
Cimarex Energy Co			Petroleos Mexicanos
4.38%, 06/01/2024	1,000	1,016	4.88%, 01/24/2022	6,750	7,196
CNOOC Finance 2013 Ltd			4.88%, 01/18/2024	2,000	2,115
3.00%, 05/09/2023	2,600	2,466	5.50%, 06/27/2044 (d)	1,750	1,824
CNOOC Nexen Finance 2014 ULC			QEP Resources Inc
4.25%, 04/30/2024	3,150	3,254	5.25%, 05/01/2023	1,025	997
ConocoPhillips			6.80%, 04/01/2018	200	214
5.75%, 02/01/2019	500	575	QGOG Constellation SA
Continental Resources Inc/OK			6.25%, 11/09/2019 (d)	2,100	2,069
4.50%, 04/15/2023	1,945	2,037	RKI Exploration & Production LLC / RKI
4.90%, 06/01/2044	5,720	5,649	Finance Corp
Delek & Avner Tamar Bond Ltd			8.50%, 08/01/2021 (d)	874	854
5.41%, 12/30/2025 (d)	875	894	Rosneft Oil Co via Rosneft International
Denbury Resources Inc			Finance Ltd
5.50%, 05/01/2022	1,055	1,039	4.20%, 03/06/2022 (d)	1,550	1,352
Devon Energy Corp			Rowan Cos Inc
2.25%, 12/15/2018	4,935	4,941	4.75%, 01/15/2024	515	513
Drill Rigs Holdings Inc			5.00%, 09/01/2017	1,875	2,019
6.50%, 10/01/2017 (d)	330	310	5.40%, 12/01/2042	2,215	2,067
Ecopetrol SA			Seadrill Ltd
4.13%, 01/16/2025	4,215	4,110	6.13%, 09/15/2017 (d)	2,440	2,374
5.88%, 09/18/2023	6,450	7,192	Seventy Seven Energy Inc
Encana Corp			6.50%, 07/15/2022 (d)	1,415	1,330
5.15%, 11/15/2041	1,035	1,106	Seventy Seven Operating LLC
EP Energy LLC / Everest Acquisition Finance			6.63%, 11/15/2019	250	247
Inc			Statoil ASA
9.38%, 05/01/2020	1,210	1,322	1.20%, 01/17/2018	1,700	1,691
GeoPark Latin America Ltd Agencia en Chile			1.80%, 11/23/2016	2,535	2,582
7.50%, 02/11/2020 (d)	1,550	1,643	Talisman Energy Inc
Halcon Resources Corp			3.75%, 02/01/2021	5,365	5,362
8.88%, 05/15/2021	340	279	5.50%, 05/15/2042	2,680	2,620
9.25%, 02/15/2022	325	264	7.75%, 06/01/2019	2,355	2,790
9.75%, 07/15/2020	995	830	Total Capital International SA
KazMunayGas National Co JSC			1.50%, 02/17/2017	1,495	1,509
4.40%, 04/30/2023 (d)	2,250	2,210	1.55%, 06/28/2017	1,240	1,248
Kerr-McGee Corp			Total Capital SA
7.88%, 09/15/2031	4,025	5,533	2.13%, 08/10/2018	1,620	1,647
Kodiak Oil & Gas Corp			Transocean Inc
5.50%, 01/15/2021	2,235	2,269	3.80%, 10/15/2022	5,010	4,511
5.50%, 02/01/2022	260	265	6.38%, 12/15/2021	2,580	2,711
8.13%, 12/01/2019	570	613	Triangle USA Petroleum Corp
Linn Energy LLC / Linn Energy Finance			6.75%, 07/15/2022 (d)	640	560
Corp			Ultra Petroleum Corp
6.25%, 11/01/2019 (e)	820	754	6.13%, 10/01/2024 (d)	1,835	1,736
6.50%, 05/15/2019	815	762			$174,619
6.50%, 09/15/2021	1,195	1,093
Nabors Industries Inc			Oil & Gas Services - 0.32%
2.35%, 09/15/2016	1,400	1,421	CGG SA
			6.88%, 01/15/2022 (d)	275	220
Newfield Exploration Co
6.88%, 02/01/2020	460	477	Exterran Partners LP / EXLP Finance Corp
			6.00%, 10/01/2022 (d)	395	379
Northern Blizzard Resources Inc
7.25%, 02/01/2022 (d)	715	679	FTS International Inc
			6.25%, 05/01/2022 (d)	360	340
Oasis Petroleum Inc
6.50%, 11/01/2021	455	466	Key Energy Services Inc
6.88%, 03/15/2022	290	302	6.75%, 03/01/2021	2,450	2,180
6.88%, 01/15/2023	1,820	1,893	PHI Inc
Ocean Rig UDW Inc			5.25%, 03/15/2019	755	746
7.25%, 04/01/2019 (d)	1,205	1,030	Weatherford International LLC
Pacific Drilling SA			6.35%, 06/15/2017	850	947
5.38%, 06/01/2020 (d)	1,490	1,333	Weatherford International Ltd/Bermuda
			5.95%, 04/15/2042	5,455	5,773

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Oil & Gas Services (continued)			Packaging & Containers (continued)
Weatherford International			Reynolds Group Issuer Inc / Reynolds Group
Ltd/Bermuda (continued)			Issuer LLC / Reynolds Group Issuer
6.50%, 08/01/2036	$1,875	$2,101	(Luxembourg) S.A.
		$12,686	7.13%, 04/15/2019	$1,825	$1,896
			7.88%, 08/15/2019	260	279
Other Asset Backed Securities - 2.22%			9.00%, 04/15/2019	400	418
Chase Funding Trust Series 2003-5			9.88%, 08/15/2019	3	3
0.75%, 07/25/2033 (e)	1,040	989
			Rock-Tenn Co
Chase Funding Trust Series 2004-1			3.50%, 03/01/2020	4,330	4,425
0.61%, 12/25/2033 (e)	23	21
			4.90%, 03/01/2022	3,045	3,273
CIT Equipment Collateral 2013-VT1					$24,529
0.65%, 03/21/2016 (d)	4,282	4,283
Countrywide Asset-Backed Certificates			Pharmaceuticals - 1.32%
0.31%, 10/25/2047 (e)	2,266	2,243	Actavis Funding SCS
0.93%, 06/25/2035 (e)	130	130	4.85%, 06/15/2044 (d)	4,335	4,088
1.76%, 01/25/2034 (e)	13	12	Bayer US Finance LLC
Dell Equipment Finance Trust 2014-1			1.50%, 10/06/2017 (d)	1,490	1,495
0.64%, 07/22/2016 (d)	3,400	3,399	2.38%, 10/08/2019 (d)	9,320	9,336
GE Dealer Floorplan Master Note Trust			3.00%, 10/08/2021 (d)	7,845	7,880
0.54%, 07/20/2019 (e)	14,000	13,985	Express Scripts Holding Co
0.56%, 04/20/2018 (e)	28,127	28,206	2.25%, 06/15/2019	2,365	2,351
GE Equipment Transportation LLC Series			2.75%, 11/21/2014	2,305	2,308
2013-2			6.13%, 11/15/2041	160	198
0.61%, 06/24/2016 (e)	6,399	6,405	Forest Laboratories Inc
GreatAmerica Leasing Receivables			5.00%, 12/15/2021 (d)	12,770	13,684
0.61%, 05/15/2016 (d),(e)	5,187	5,188	GlaxoSmithKline Capital Inc
GreatAmerica Leasing Receivables Funding			5.38%, 04/15/2034	255	302
LLC			GlaxoSmithKline Capital PLC
1.66%, 04/17/2017 (d)	1,917	1,929	1.50%, 05/08/2017	1,385	1,397
John Deere Owner Trust 2013-B			Grifols Worldwide Operations Ltd
0.55%, 01/15/2016 (e)	578	578	5.25%, 04/01/2022 (d)	1,000	1,025
JP Morgan Mortgage Acquisition Trust 2007-			Par Pharmaceutical Cos Inc
CH3			7.38%, 10/15/2020	1,832	1,947
0.30%, 03/25/2037 (e)	2,410	2,374	Perrigo Co PLC
MSDWCC Heloc Trust 2005-1			1.30%, 11/08/2016	690	689
0.53%, 07/25/2017 (e)	53	52	Salix Pharmaceuticals Ltd
Popular ABS Mortgage Pass-Through Trust			6.00%, 01/15/2021 (d)	1,515	1,640
2005-1			Sanofi
0.42%, 05/25/2035 (e)	1,308	1,139	4.00%, 03/29/2021	855	926
Trade MAPS 1 Ltd			Valeant Pharmaceuticals International Inc
0.85%, 12/10/2018 (d),(e)	11,500	11,501	7.50%, 07/15/2021 (d)	1,530	1,637
Volvo Financial Equipment LLC Series 2013-			Wyeth LLC
1			6.00%, 02/15/2036	565	715
0.53%, 11/16/2015 (d),(e)	1,134	1,134	Zoetis Inc
Volvo Financial Equipment LLC Series 2014-			1.15%, 02/01/2016	490	491
1					$52,109
0.54%, 11/15/2016 (d),(e)	4,000	4,001
		$87,569	Pipelines - 1.96%
			Access Midstream Partners LP / ACMP
Packaging & Containers - 0.62%			Finance Corp
Ardagh Finance Holdings SA			4.88%, 05/15/2023	6,130	6,406
8.63%, PIK 8.63%, 06/15/2019 (d),(g)	350	358	4.88%, 03/15/2024	2,950	3,083
Ardagh Packaging Finance PLC / Ardagh			6.13%, 07/15/2022	1,100	1,196
Holdings USA Inc			Boardwalk Pipelines LP
3.23%, 12/15/2019 (d),(e)	1,150	1,124	3.38%, 02/01/2023	4,445	4,139
6.00%, 06/30/2021 (d)	220	217	Buckeye Partners LP
7.00%, 11/15/2020 (d)	46	47	2.65%, 11/15/2018	520	519
Berry Plastics Corp			4.35%, 10/15/2024	6,685	6,652
5.50%, 05/15/2022	2,000	2,007	DCP Midstream LLC
Beverage Packaging Holdings Luxembourg II			5.85%, 05/21/2043 (d),(e)	880	869
SA / Beverage Packaging Holdings II			El Paso Pipeline Partners Operating Co LLC
5.63%, 12/15/2016 (d)	240	241	4.70%, 11/01/2042	1,540	1,367
6.00%, 06/15/2017 (d)	510	509	5.00%, 10/01/2021	5,575	5,951
Coveris Holdings SA			Enable Midstream Partners LP
7.88%, 11/01/2019 (d)	490	514	2.40%, 05/15/2019 (d)	3,770	3,721
Crown Cork & Seal Co Inc			Enbridge Inc
7.38%, 12/15/2026	1,860	2,055	0.68%, 06/02/2017 (e)	4,580	4,581
Exopack Holding Corp			3.50%, 06/10/2024	4,875	4,824
10.00%, 06/01/2018 (d)	960	1,032	Energy Transfer Equity LP
Packaging Corp of America			5.88%, 01/15/2024	410	430
4.50%, 11/01/2023	5,775	6,131	Energy Transfer Partners LP
			5.95%, 10/01/2043	1,770	1,956
			6.70%, 07/01/2018	377	432

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Pipelines (continued)			Retail (continued)
Enterprise Products Operating LLC			Landry's Holdings II Inc
4.85%, 03/15/2044	$1,845	$1,900	10.25%, 01/01/2018 (d)		$1,085	$1,128
Kinder Morgan Energy Partners LP			Landry's Inc
2.65%, 02/01/2019	3,965	3,967	9.38%, 05/01/2020 (d)		1,055	1,128
5.63%, 09/01/2041	1,130	1,140	Macy's Retail Holdings Inc
Plains All American Pipeline LP / PAA			5.90%, 12/01/2016		3,694	4,056
Finance Corp			6.38%, 03/15/2037		1,245	1,547
3.60%, 11/01/2024	2,355	2,341	6.90%, 04/01/2029		145	184
Regency Energy Partners LP / Regency			Michaels FinCo Holdings LLC / Michaels
Energy Finance Corp			FinCo Inc
5.00%, 10/01/2022	1,185	1,209	7.50%, PIK 8.25%, 08/01/2018 (d),(g)		270	274
Sabine Pass Liquefaction LLC			Michaels Stores Inc
5.63%, 02/01/2021 (e)	990	1,037	5.88%, 12/15/2020 (d)		827	837
6.25%, 03/15/2022 (d)	745	803	Neiman Marcus Group LTD LLC
Targa Resources Partners LP / Targa			8.75%, 10/15/2021 (d)		1,000	1,070
Resources Partners Finance Corp			New Academy Finance Co LLC / New
4.13%, 11/15/2019 (d)	140	142	Academy Finance Corp
TransCanada PipeLines Ltd			8.00%, PIK 8.75%, 06/15/2018 (d),(g)		1,455	1,464
4.63%, 03/01/2034	1,270	1,334	Petco Holdings Inc
5.00%, 10/16/2043	1,605	1,718	8.50%, PIK 9.25%, 10/15/2017 (d),(g)		1,130	1,136
7.13%, 01/15/2019	730	867	SACI Falabella
Transportadora de Gas Internacional SA ESP			4.38%, 01/27/2025 (d)		1,850	1,857
5.70%, 03/20/2022 (d)	300	320	Suburban Propane Partners LP/Suburban
5.70%, 03/20/2022	3,250	3,473	Energy Finance Corp
Western Gas Partners LP			7.38%, 03/15/2020		715	745
2.60%, 08/15/2018	3,900	3,954	Target Corp
5.45%, 04/01/2044	3,515	3,816	2.30%, 06/26/2019		700	704
Williams Cos Inc/The			4.00%, 07/01/2042		520	499
7.88%, 09/01/2021	2,770	3,344	Wal-Mart Stores Inc
		$77,491	1.00%, 04/21/2017		4,850	4,847
			4.75%, 10/02/2043		4,005	4,446
Real Estate - 0.31%						$44,830
China Overseas Finance Cayman VI Ltd
4.25%, 05/08/2019	1,750	1,790	Savings & Loans - 0.05%
Crescent Resources LLC / Crescent Ventures			Santander Holdings USA Inc/PA
Inc			3.00%, 09/24/2015		2,055	2,090
10.25%, 08/15/2017 (d)	1,190	1,303
Regency Centers LP
5.88%, 06/15/2017	8,275	9,153	Semiconductors - 0.09%
			KLA-Tencor Corp
		$12,246	4.65%, 11/01/2024 (f)		1,035	1,038
REITS- 0.20%			Semiconductor Manufacturing International
DuPont Fabros Technology LP			Corp
5.88%, 09/15/2021	415	432	4.13%, 10/07/2019 (d)		2,500	2,515
HCP Inc						$3,553
2.63%, 02/01/2020	2,140	2,124
3.88%, 08/15/2024	1,535	1,534	Software - 0.35%
			Activision Blizzard Inc
iStar Financial Inc			5.63%, 09/15/2021 (d)		2,885	3,069
3.88%, 07/01/2016	245	248	6.13%, 09/15/2023 (d)		970	1,050
4.88%, 07/01/2018	390	389	Oracle Corp
5.00%, 07/01/2019	125	125
9.00%, 06/01/2017	490	550	2.38%, 01/15/2019		5,725	5,816
			2.50%, 10/15/2022		773	746
Prologis LP			4.30%, 07/08/2034		3,125	3,216
4.25%, 08/15/2023	1,445	1,506
6.88%, 03/15/2020	743	876				$13,897
		$7,784	Sovereign - 0.93%
			Belgium Government Bond
Retail - 1.14%			3.00%, 09/28/2019	EUR	95	135
Building Materials Holding Corp			4.25%, 09/28/2021 (d)		35	55
9.00%, 09/15/2018 (d)	750	808
Claire's Stores Inc			4.25%, 09/28/2022		375	594
7.75%, 06/01/2020(d)	165	116	Brazilian Government International Bond
9.00%, 03/15/2019 (d)	395	403	4.88%, 01/22/2021		$2,000	2,155
CVS Health Corp			Bundesrepublik Deutschland
			1.50%, 05/15/2024	EUR	360	480
2.25%, 12/05/2018	2,320	2,345	3.50%, 07/04/2019		20	29
2.25%, 08/12/2019	3,120	3,106
3.38%, 08/12/2024	1,790	1,785	4.75%, 07/04/2028		15	27
			Canadian Government Bond
4.13%, 05/15/2021	3,160	3,432	1.25%, 03/01/2018	CAD	200	177
5.30%, 12/05/2043	1,695	1,946
CVS Pass-Through Trust			2.00%, 12/01/2014		50	44
5.93%, 01/10/2034 (d)	1,116	1,286	Denmark Government Bond
7.51%, 01/10/2032 (d)	2,890	3,681	3.00%, 11/15/2021	DKK	290	57
			4.00%, 11/15/2017		280	53

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Sovereign (continued)				Student Loan Asset Backed Securities (continued)
Export Credit Bank of Turkey				SLM Private Education Loan Trust 2012-B
5.00%, 09/23/2021 (d)		$3,500	$3,527	1.25%, 12/15/2021 (d),(e)	$2,902	$2,912
France Government Bond OAT				SLM Private Education Loan Trust 2012-C
3.00%, 04/25/2022	EUR	550	804	1.25%, 08/15/2023 (d),(e)	5,655	5,685
3.50%, 04/25/2026		30	46	SLM Private Education Loan Trust 2012-D
3.75%, 04/25/2021		85	128	1.20%, 06/15/2023 (d),(e)	14,258	14,321
4.50%, 04/25/2041		25	46	SLM Private Education Loan Trust 2012-E
French Treasury Note BTAN				0.90%, 06/15/2016 (d),(e)	5,937	5,954
1.75%, 02/25/2017		40	52	SLM Private Education Loan Trust 2013-A
Ireland Government Bond				0.75%, 08/15/2022 (d),(e)	6,500	6,507
3.40%, 03/18/2024		20	29	SLM Private Education Loan Trust 2013-B
5.90%, 10/18/2019		300	472	0.80%, 07/15/2022 (d),(e)	8,280	8,280
Italy Buoni Poliennali Del Tesoro				SLM Private Education Loan Trust 2014-A
2.75%, 12/01/2015		100	128	0.75%, 07/15/2022 (d),(e)	13,821	13,811
3.50%, 03/01/2030 (d)		500	663	SLM Student Loan Trust 2008-6
3.75%, 08/01/2021		355	502	0.78%, 10/25/2017 (e)	751	752
4.25%, 09/01/2019		75	108	SLM Student Loan Trust 2008-8
4.75%, 06/01/2017		75	103	1.13%, 10/25/2017 (e)	266	267
5.00%, 09/01/2040		15	23	SLM Student Loan Trust 2012-6
5.50%, 11/01/2022		75	118	0.43%, 09/25/2019 (e)	6,789	6,786
6.00%, 05/01/2031		20	34	SLM Student Loan Trust 2012-7
Japan Government Ten Year Bond				0.31%, 02/27/2017 (e)	1,195	1,194
0.60%, 03/20/2023	JPY	24,000	218	SLM Student Loan Trust 2013-6
0.80%, 09/20/2020		7,000	65	0.43%, 02/25/2019 (e)	2,180	2,181
1.30%, 03/20/2021		87,000	829			$77,332
1.40%, 06/20/2019		16,000	151
Japan Government Twenty Year Bond				Telecommunications - 3.33%
1.50%, 06/20/2034		100,000	926	Altice Financing SA
				6.50%, 01/15/2022 (d)	475	488
1.90%, 03/20/2024		125,000	1,264	7.88%, 12/15/2019 (d)	1,400	1,493
Kenya Government International Bond
5.88%, 06/24/2019 (d)		$3,000	3,109	Altice Finco SA
				8.13%, 01/15/2024 (d)	400	421
Mexican Bonos				9.88%, 12/15/2020 (d)	250	279
6.50%, 06/10/2021 (e)	MXN	550	43
Mexico Government International Bond				Altice SA
				7.75%, 05/15/2022 (d)	1,960	2,058
4.00%, 10/02/2023		$230	240
Netherlands Government Bond				America Movil SAB de CV
2.00%, 07/15/2024	EUR	425	583	5.00%, 03/30/2020	1,600	1,764
2.25%, 07/15/2022 (d)		65	91	AT&T Inc
4.00%, 07/15/2018 (d)		15	22	2.38%, 11/27/2018	795	804
5.50%, 01/15/2028		25	47	4.30%, 12/15/2042	2,670	2,490
Panama Government International Bond				4.35%, 06/15/2045	5,515	5,148
4.00%, 09/22/2024		$4,300	4,397	5.80%, 02/15/2019	390	447
Poland Government Bond				Axtel SAB de CV
				8.00%, 01/31/2020 (d),(e)	500	500
5.25%, 10/25/2020	PLN	290	101
Romanian Government International Bond				B Communications Ltd
				7.38%, 02/15/2021 (d)	230	245
4.88%, 01/22/2024 (d)		$1,850	1,993
Russian Foreign Bond - Eurobond				Bharti Airtel International Netherlands BV
				5.13%, 03/11/2023 (d)	2,500	2,641
7.50%, 03/31/2030 (e)		7,948	9,017
Spain Government Bond				British Telecommunications PLC
4.25%, 10/31/2016	EUR	60	81	1.63%, 06/28/2016	1,490	1,506
4.65%, 07/30/2025		10	15	CC Holdings GS V LLC / Crown Castle GS
4.85%, 10/31/2020		430	651	III Corp
5.50%, 04/30/2021		100	158	3.85%, 04/15/2023	3,570	3,552
Sweden Government Bond				Digicel Group Ltd
				8.25%, 09/30/2020 (d)	7,325	7,655
1.50%, 11/13/2023	SEK	550	77
4.25%, 03/12/2019		200	32	Digicel Ltd
				6.00%, 04/15/2021 (d)	700	707
Switzerland Government Bond				8.25%, 09/01/2017 (d)	670	686
3.75%, 06/10/2015	CHF	12	13
Turkey Government International Bond				8.25%, 09/01/2017	1,700	1,740
3.25%, 03/23/2023		$1,500	1,399	Eileme 2 AB
				11.63%, 01/31/2020 (d)	830	950
United Kingdom Gilt
1.75%, 07/22/2019	GBP	100	162	Embarq Corp
1.75%, 09/07/2022		150	235	8.00%, 06/01/2036	695	771
4.25%, 12/07/2040		60	119	ENTEL Chile SA
				4.75%, 08/01/2026 (d)	2,300	2,329
4.75%, 09/07/2015		75	124
4.75%, 12/07/2030		25	51	Frontier Communications Corp
			$36,802	6.25%, 09/15/2021	735	759
				Goodman Networks Inc
Student Loan Asset Backed Securities - 1.96%				12.13%, 07/01/2018	810	867
Navient Student Loan Trust				Intelsat Jackson Holdings SA
0.63%, 05/16/2022 (d),(e)		$6,000	6,000	7.25%, 10/15/2020	710	758
SLM Private Education Loan Trust 2012-A				Intelsat Luxembourg SA
1.55%, 08/15/2025 (d),(e)		2,654	2,682	6.75%, 06/01/2018	125	129

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Telecommunications (continued)				Transportation (continued)
Intelsat Luxembourg SA	(continued)			Navios Maritime Holdings Inc / Navios
7.75%, 06/01/2021		$3,085	$3,224	Maritime Finance II US Inc
8.13%, 06/01/2023		630	669	7.38%, 01/15/2022 (d)	$760	$764
Level 3 Communications Inc				8.13%, 02/15/2019	385	373
11.88%, 02/01/2019		384	414	Navios South American Logistics Inc / Navios
Level 3 Escrow II Inc				Logistics Finance US Inc
5.38%, 08/15/2022 (d)		1,320	1,343	7.25%, 05/01/2022 (d)	1,460	1,471
Level 3 Financing Inc				Pelabuhan Indonesia III PT
3.82%, 01/15/2018 (d),(e)		295	296	4.88%, 10/01/2024 (d)	2,000	2,030
6.13%, 01/15/2021 (d)		270	283	Swift Services Holdings Inc
8.13%, 07/01/2019		770	824	10.00%, 11/15/2018	445	468
Ooredoo International Finance Ltd				Topaz Marine SA
3.25%, 02/21/2023		600	587	8.63%, 11/01/2018 (d)	400	407
Sable International Finance Ltd				Transnet SOC Ltd
8.75%, 02/01/2020 (d)		200	218	4.00%, 07/26/2022 (d)	1,200	1,155
SoftBank Corp				Union Pacific Corp
4.50%, 04/15/2020 (d)		2,050	2,076	4.15%, 01/15/2045	1,380	1,382
Sprint Capital Corp				Union Pacific Railroad Co 2014-1 Pass
6.88%, 11/15/2028		565	549	Through Trust
Sprint Communications Inc				3.23%, 05/14/2026	2,530	2,529
6.00%, 12/01/2016		100	106			$26,177
6.00%, 11/15/2022		770	768
7.00%, 08/15/2020		3,065	3,249	Trucking & Leasing - 0.01%
9.00%, 11/15/2018 (d)		175	206	Jurassic Holdings III Inc
				6.88%, 02/15/2021 (d)	385	388
9.13%, 03/01/2017		236	267
Sprint Corp
7.13%, 06/15/2024 (d)		1,915	1,968	TOTAL BONDS		$2,673,348
7.88%, 09/15/2023 (d)		680	736		Principal
Telefonica Emisiones SAU				CONVERTIBLE BONDS - 0.05%	Amount (000's) Value (000's)
5.13%, 04/27/2020		11,040	12,217	Semiconductors - 0.05%
5.46%, 02/16/2021		735	825	Jazz Technologies Inc
6.42%, 06/20/2016		595	646	8.00%, 12/31/2018 (d)	1,630	1,827
7.05%, 06/20/2036		2,095	2,690
T-Mobile USA Inc				TOTAL CONVERTIBLE BONDS		$1,827
6.00%, 03/01/2023		540	556	SENIOR FLOATING RATE INTERESTS - Principal
6.13%, 01/15/2022		185	192	3.39%	Amount (000's) Value (000's)
6.25%, 04/01/2021		2,230	2,327
6.50%, 01/15/2024		190	199	Apparel - 0.02%
6.63%, 04/28/2021		585	616	Calceus Acquisition Inc, Term Loan B1
Verizon Communications Inc				5.00%, 09/24/2020 (e)	$765	$740
0.63%, 06/09/2017 (e)		9,000	9,002
1.35%, 06/09/2017		3,270	3,264	Automobile Manufacturers - 0.08%
1.98%, 09/14/2018 (e)		7,303	7,642
2.63%, 02/21/2020 (d)		863	858	Chrysler Group LLC, Term Loan B
				3.50%, 05/24/2017 (e)	1,033	1,028
3.50%, 11/01/2024		3,290	3,238	Navistar Inc, Term Loan B
4.40%, 11/01/2034		405	395	0.00%, 08/17/2017 (e),(h)	2,305	2,309
5.01%, 08/21/2054 (d)		6,213	6,322
5.15%, 09/15/2023		7,445	8,338			$3,337
6.25%, 04/01/2037		425	514	Automobile Parts & Equipment - 0.06%
6.40%, 09/15/2033		5,097	6,208	Federal-Mogul Holdings Corp, Term Loan C
6.90%, 04/15/2038		1,195	1,544	4.75%, 04/02/2021 (e)	2,534	2,521
Virgin Media Finance PLC
6.00%, 10/15/2024 (d)		405	421
Wind Acquisition Finance SA				Building Materials - 0.06%
4.75%, 07/15/2020 (d)		1,245	1,217	GYP Holdings III Corp, Term Loan B
				4.75%, 03/26/2021 (e)	811	793
7.38%, 04/23/2021 (d)		3,265	3,191
				7.75%, 03/25/2022 (e)	1,790	1,783
			$131,392			$2,576
Transportation - 0.66%
Burlington Northern Santa Fe LLC				Chemicals - 0.32%
4.45%, 03/15/2043		4,930	4,993	AZ Chem US Inc, Term Loan
				7.50%, 06/10/2022 (e)	3,107	3,100
CSX Corp				AZ ChemUS Inc, Term Loan B

5.50%, 04/15/2041		3,305	3,875	4.50%, 06/10/2021(e)	177	177
6.25%, 03/15/2018		740	847
				Eagle SpincoInc, Term Loan B
7.38%, 02/01/2019		964	1,164	3.50%, 01/28/2017 (e)	771	771
Eletson Holdings
9.63%, 01/15/2022 (d)		1,475	1,468	Emerald Performance Materials LLC, Term
				Loan
Hornbeck Offshore Services Inc				7.75%, 07/22/2022 (e)	4,735	4,652
5.00%, 03/01/2021		440	392
				IneosUS Finance LLC,Term Loan B
Navios Maritime Acquisition Corp / Navios				3.75%, 05/04/2018 (e)	2,583	2,548
Acquisition Finance US Inc
8.13%, 11/15/2021 (d)		2,810	2,859

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Chemicals (continued)			Healthcare - Services - 0.16%
Taminco Global Chemical Corp, Term Loan			CHS/Community Health Systems Inc, Term
B			Loan D
3.25%, 02/15/2019 (e)	$1,293	$1,281	4.25%, 01/27/2021 (e)	$278	$278
		$12,529	CHS/Community Health Systems Inc, Term
			Loan E
Coal- 0.01%			3.48%, 01/25/2017 (e)	844	841
Arch Coal Inc, Term Loan			DaVita HealthCare Partners Inc, Term Loan
6.25%, 05/16/2018 (e)	710	625
			B
			3.50%, 06/18/2021 (e)	434	430
Commercial Services - 0.04%			MPH Acquisition Holdings LLC, Term Loan
Interactive Data Corp, Term Loan B			B
4.75%, 05/02/2021 (e)	1,128	1,127	4.00%, 03/19/2021 (e)	2,459	2,418
TMS International Corp, Term Loan B			Radnet Management Inc, Term Loan B
4.50%, 10/04/2020 (e)	308	305	8.00%, 03/25/2021 (e)	2,395	2,371
		$1,432			$6,338

Computers - 0.09%			Insurance - 0.15%
Oberthur Technologies of America Corp,			Asurion LLC, Term Loan
Term Loan B2			8.50%, 02/19/2021 (e)	5,030	5,107
4.50%, 10/18/2019 (e)	2,566	2,524	Asurion LLC, Term Loan B1
Spansion LLC, Term Loan B			5.00%, 05/24/2019 (e)	439	439
3.75%, 12/18/2019 (e)	928	911	Asurion LLC, Term Loan B2
		$3,435	4.25%, 06/19/2020 (e)	348	343
					$5,889
Consumer Products - 0.09%
Dell International LLC, Term Loan B			Internet - 0.03%
4.50%, 03/24/2020 (e)	3,576	3,579	Zayo Group LLC, Term Loan B
			4.00%, 07/02/2019 (e)	1,181	1,170

Diversified Financial Services - 0.03%
Delos Finance Sarl, Term Loan B			Lodging - 0.16%
3.50%, 02/26/2021 (e)	1,140	1,133	Caesars Entertainment Operating Co Inc, Term
			Loan B6B
			6.99%, 01/28/2018 (e)	2,120	1,897
Electric - 0.04%			Caesars Entertainment Operating Co Inc, Term
Texas Competitive Electric Holdings Co LLC,			Loan B7
Term Loan NONEXT			9.75%, 03/01/2017 (e)	3,776	3,483
4.68%, 10/10/2014 (e)	1,803	1,304
			Hilton Worldwide Finance LLC, Term Loan
			B
Electronics - 0.07%			3.50%, 09/23/2020 (e)	883	874
Isola USA Corp, Term Loan B					$6,254
9.25%, 11/29/2018 (e)	2,645	2,638
			Media- 0.24%
			Charter Communications Operating LLC,
Entertainment - 0.28%			Term Loan G
CCM Merger Inc, Term Loan B			4.25%, 08/12/2021 (e)	895	901
4.50%, 07/30/2021 (e)	4,667	4,638	Cumulus Media Holdings Inc, Term Loan B
Lions Gate Entertainment Corp, Term Loan			4.25%, 12/23/2020 (e)	831	821
5.00%, 07/17/2020 (e)	1,075	1,078	iHeartCommunications Inc, Term Loan D-
NEP/NCP Holdco Inc, Term Loan B			EXT
4.25%, 01/22/2020 (e)	2,127	2,074	6.90%, 01/30/2019 (e)	2,375	2,239
Peninsula Gaming LLC, Term Loan B			Numericable US LLC, Term Loan B1
4.25%, 11/30/2017 (e)	515	513	4.50%, 04/23/2020 (e)	460	461
WMG Acquisition Corp, Term Loan B			Numericable US LLC, Term Loan B2
3.75%, 07/07/2020 (e)	2,985	2,888	4.50%, 04/23/2020 (e)	398	399
		$11,191	Univision Communications Inc, Term Loan
			C3
Food- 0.03%			4.00%, 03/01/2020 (e)	158	156
HJ Heinz Co, Term Loan B2			Univision Communications Inc, Term Loan
3.50%, 03/27/2020 (e)	1,408	1,399
			C4
			4.00%, 03/01/2020 (e)	2,417	2,391
Forest Products & Paper - 0.23%			WideOpenWest Finance LLC, Term Loan B
Caraustar Industries Inc, Term Loan B			4.75%, 03/27/2019 (e)	1,375	1,372
7.50%, 04/26/2019 (e)	3,431	3,443	WideOpenWest Finance LLC, Term Loan B1
NewPage Corp, Term Loan B			3.75%, 07/17/2017 (e)	812	805
9.50%, 02/05/2021 (e)	6,005	5,819			$9,545

		$9,262	Mining - 0.15%
Healthcare - Products - 0.06%			American Rock Salt Co LLC, Term Loan
Accellent Inc, Term Loan			8.00%, 05/16/2022 (e)	4,775	4,787
4.50%, 02/19/2021 (e)	1,817	1,797	FMG Resources August 2006 Pty Ltd, Term
Kinetic Concepts Inc, Term Loan E1			Loan B
4.00%, 05/04/2018 (e)	818	811	3.75%, 06/30/2019 (e)	1,142	1,113
		$2,608			$5,900

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

SENIOR FLOATING RATE INTERESTS	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
(continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS - 34.95%	Amount (000's)	Value (000's)
			Federal Home Loan Mortgage Corporation (FHLMC) -2.93%
Oil & Gas - 0.25%
Drillships Financing Holding Inc, Term Loan			2.03%, 12/01/2035 (e)	$50	$54
B1			2.14%, 06/01/2043 (e)	1,884	1,951
6.00%, 03/31/2021 (e)	$3,647	$3,478
			2.37%, 07/01/2034 (e)	20	21
Drillships Ocean Ventures Inc, Term Loan B			2.41%, 05/01/2037 (e)	314	337
5.50%, 07/16/2021 (e)	374	358
			2.49%, 01/01/2034 (e)	51	51
Seadrill Operating LP, Term Loan B			2.89%, 07/01/2043 (e)	8,541	8,786
4.00%, 02/12/2021 (e)	6,015	5,676
Seventy Seven Operating LLC, Term Loan B			3.00%, 01/01/2043	4,621	4,650
3.75%, 06/17/2021 (e)	234	229	3.50%, 12/01/2042	10,448	10,832
			3.50%, 04/01/2044	5,240	5,436
		$9,741	3.50%, 08/01/2044	6,887	7,141
Oil & Gas Services - 0.03%			3.50%, 08/01/2044	11,368	11,793
FTS International Inc, Term Loan			4.00%, 11/01/2041 (i)	2,100	2,228
5.75%, 04/09/2021 (e)	1,129	1,108	4.00%, 10/01/2044	4,895	5,215
			4.50%, 04/01/2031	2,179	2,374
			4.50%, 08/01/2040	130	141
Pharmaceuticals - 0.19%			4.50%, 04/01/2041	12,592	13,670
Grifols Worldwide Operations USA Inc, Term			4.50%, 11/01/2041 (i)	2,000	2,166
Loan B			4.50%, 12/01/2043	9,067	9,845
3.15%, 03/05/2021 (e)	1,135	1,120
			4.50%, 06/01/2044	3,438	3,733
JLL/Delta Dutch Newco BV, Term Loan B			5.00%, 03/01/2018	410	432
4.25%, 01/22/2021 (e)	918	894
			5.00%, 05/01/2018	296	312
Par Pharmaceutical Cos Inc, Term Loan B1			5.00%, 10/01/2018	235	248
4.00%, 09/30/2019 (e)	3,695	3,636
			5.00%, 01/01/2019	309	327
Valeant Pharmaceuticals International Inc,			5.00%, 06/01/2031	1,795	1,996
Term Loan BE			5.00%, 02/01/2039	2,117	2,339
3.50%, 08/05/2020 (e)	1,712	1,698
			5.00%, 08/01/2040	4,181	4,659
		$7,348	5.50%, 03/01/2018	143	151
Pipelines - 0.02%			5.50%, 08/01/2023	1,143	1,256
NGPL PipeCo LLC, Term Loan B			5.50%, 04/01/2033	29	32
6.75%, 05/04/2017 (e)	901	898	5.50%, 05/01/2033	149	167
			5.50%, 10/01/2033	127	142
			5.50%, 12/01/2033	1,342	1,506
REITS- 0.04%			5.50%, 11/01/2036	1,255	1,400
iStar Financial Inc, Term Loan A2			5.50%, 04/01/2038	421	475
7.00%, 03/19/2017 (e)	1,431	1,460
			5.50%, 04/01/2038	270	301
			5.50%, 08/01/2038	925	1,054
Retail - 0.22%			5.50%, 03/01/2040	1,461	1,645
Academy Ltd, Term Loan B			6.00%, 07/01/2017	15	16
4.50%, 08/03/2018 (e)	1,702	1,694	6.00%, 03/01/2022	36	41
Michaels Stores Inc, Term Loan B			6.00%, 07/01/2023	493	557
3.75%, 01/24/2020 (e)	1,709	1,677	6.00%, 06/01/2028	6	7
4.00%, 01/20/2028 (e)	2,598	2,550	6.00%, 01/01/2029	2	3
Neiman Marcus Group LTD LLC, Term			6.00%, 03/01/2031	17	19
Loan			6.00%, 12/01/2031	71	82
3.74%, 10/25/2020 (e)	2,683	2,646	6.00%, 12/01/2032	74	84
		$8,567	6.00%, 02/01/2033	155	175
			6.00%, 12/01/2033	66	75
Semiconductors - 0.03%			6.00%, 10/01/2036 (e)	616	699
Entegris Inc, Term Loan B			6.00%, 12/01/2037 (e)	364	411
3.50%, 03/25/2021 (e)	1,085	1,079	6.00%, 01/01/2038	699	794
			6.00%, 01/01/2038 (e)	130	147
Software - 0.11%			6.00%, 07/01/2038	2,884	3,276
Activision Blizzard Inc, Term Loan B			6.50%, 06/01/2017	45	47
3.25%, 07/26/2020 (e)	2,316	2,315	6.50%, 03/01/2029	1	1
Evergreen Skills Lux Sarl, Term Loan			6.50%, 03/01/2029	12	14
4.00%, 04/08/2021 (e)	1,072	1,051	6.50%, 05/01/2029	18	21
First Data Corp, Term Loan B			6.50%, 04/01/2031	8	9
4.15%, 03/24/2021 (e)	1,140	1,132	6.50%, 06/01/2031	2	2
		$4,498	6.50%, 09/01/2031	4	5
			6.50%, 02/01/2032	5	6
Telecommunications - 0.10%			6.50%, 02/01/2032	1	2
Altice Financing SA, Delay-Draw Term Loan			6.50%, 05/01/2032	22	25
DD			6.50%, 04/01/2035	197	223
5.50%, 07/03/2019 (e)	976	981	6.50%, 10/01/2035	115	131
Integra Telecom Holdings Inc, Term Loan			7.00%, 12/01/2029	12	13
5.25%, 02/19/2020 (e)	465	457	7.00%, 06/01/2030	14	16
9.75%, 02/19/2020 (e)	1,988	1,953	7.00%, 12/01/2030	12	13
NTELOS Inc, Term Loan B			7.00%, 09/01/2031	3	3
5.75%, 11/09/2019 (e)	313	312	7.50%, 09/01/2030	3	3
		$3,703	7.50%, 09/01/2030	3	3
TOTAL SENIOR FLOATING RATE INTERESTS		$133,807	7.50%, 01/01/2031	17	19
			7.50%, 03/01/2031	4	5

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2014

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			Federal National Mortgage Association (FNMA) (continued)
			5.00%, 12/01/2039	$210	$235
7.50%, 02/01/2032	$11	$13	5.00%, 02/01/2040	526	585
8.00%, 09/01/2030	112	125	5.00%, 04/01/2040	964	1,073
		$115,951	5.00%, 05/01/2040	4,119	4,567
Federal National Mortgage Association (FNMA) - 15.55%			5.00%, 06/01/2040	305	339
1.69%, 10/01/2034 (e)	214	223	5.00%, 05/01/2041	5,032	5,590
1.85%, 09/01/2038 (e)	2,024	2,111	5.00%, 11/01/2041 (i)	49,000	54,256
2.09%, 07/01/2033 (e)	1,126	1,201	5.50%, 09/01/2017	21	22
2.13%, 07/01/2034 (e)	372	396	5.50%, 10/01/2017	36	38
2.21%, 12/01/2032 (e)	106	112	5.50%, 06/01/2020	405	431
2.22%, 04/01/2036 (e)	356	380	5.50%, 09/01/2020	1,098	1,197
2.23%, 02/01/2036 (e)	40	40	5.50%, 02/01/2023	81	91
2.24%, 08/01/2035 (e)	291	311	5.50%, 06/01/2023	270	302
2.27%, 06/01/2043 (e)	5,548	5,556	5.50%, 07/01/2023	6	7
2.31%, 03/01/2035 (e)	305	324	5.50%, 07/01/2033	325	365
2.32%, 01/01/2033 (e)	123	124	5.50%, 09/01/2033	328	368
2.34%, 12/01/2036 (e)	518	563	5.50%, 08/01/2036	3,052	3,414
2.50%, 04/01/2028	5,160	5,259	5.50%, 02/01/2037	171	192
2.50%, 06/01/2028	336	342	5.50%, 04/01/2038	5,806	6,531
2.50%, 12/01/2029 (i)	29,600	29,969	5.50%, 12/01/2038	2,125	2,396
2.63%, 04/01/2033 (e)	194	197	5.50%, 05/01/2040	1,619	1,808
2.74%, 03/01/2035 (e)	4,670	5,023	5.50%, 05/01/2040	1,535	1,731
3.00%, 11/01/2026 (i)	18,000	18,668	6.00%, 02/01/2023	32	36
3.00%, 07/01/2028	9,148	9,511	6.00%, 02/01/2038 (e)	1,421	1,606
3.00%, 08/01/2034	9,898	10,080	6.00%, 05/01/2038	210	239
3.00%, 12/01/2040	237	238	6.00%, 08/01/2038	1,201	1,358
3.00%, 11/01/2042	833	839	6.00%, 08/01/2038	327	370
3.00%, 03/01/2043	7,251	7,267	6.50%, 07/01/2016	1	1
3.00%, 04/01/2043	922	924	6.50%, 02/01/2017	5	6
3.00%, 04/01/2043	7,146	7,160	6.50%, 03/01/2017	2	2
3.00%, 05/01/2043	9,392	9,411	6.50%, 04/01/2017	1	1
3.00%, 08/01/2043	5,778	5,789	6.50%, 08/01/2017	42	43
3.00%, 11/01/2044 (i)	47,400	47,407	6.50%, 05/01/2022	11	13
3.34%, 04/01/2041 (e)	1,701	1,798	6.50%, 12/01/2031	8	9
3.50%, 12/01/2025	2,659	2,821	6.50%, 02/01/2032	5	5
3.50%, 11/01/2026 (i)	9,450	9,985	6.50%, 02/01/2032	2	2
3.50%, 06/01/2029	4,843	5,122	6.50%, 04/01/2032	8	9
3.50%, 10/01/2033	6,142	6,450	6.50%, 06/01/2032	3	3
3.50%, 08/01/2034	4,941	5,166	6.50%, 08/01/2032	22	25
3.50%, 01/01/2041	459	475	6.50%, 07/01/2037	783	938
3.50%, 11/01/2041 (i)	28,000	28,954	6.50%, 07/01/2037	539	612
3.50%, 03/01/2042	4,481	4,657	6.50%, 12/01/2037	855	970
3.50%, 02/01/2043	7,171	7,425	6.50%, 02/01/2038	579	692
3.50%, 04/01/2043	4,439	4,596	6.50%, 03/01/2038	389	442
3.50%, 05/01/2043	662	688	6.50%, 09/01/2038	1,281	1,454
3.50%, 07/01/2043	3,519	3,655	7.00%, 02/01/2032	18	20
3.50%, 09/01/2043	11,562	12,017	7.00%, 03/01/2032	58	67
3.50%, 08/01/2044	9,952	10,324	7.50%, 08/01/2032	15	18
4.00%, 08/01/2020	2,182	2,317			$613,993
4.00%, 06/01/2026	3,713	3,983	Government National Mortgage Association (GNMA) -
4.00%, 11/01/2026 (i)	3,350	3,555	6.18%
4.00%, 01/01/2029	3,978	4,270	1.50%, 07/20/2043 (e)	1,731	1,754
4.00%, 02/01/2031	783	840	2.00%, 03/20/2043 (e)	359	369
4.00%, 03/01/2034	1,419	1,528	2.00%, 04/20/2043 (e)	2,207	2,258
4.00%, 04/01/2034	7,633	8,209	3.00%, 06/20/2043	6,432	6,562
4.00%, 12/01/2040	4,672	5,009	3.00%, 11/01/2044 (i)	6,600	6,724
4.00%, 12/01/2040	9,632	10,321	3.00%, 11/01/2044	22,000	22,413
4.00%, 01/01/2041	7,199	7,689	3.50%, 11/01/2041 (i)	24,200	25,272
4.00%, 11/01/2041 (i)	109,755	116,529	3.50%, 03/15/2042	2,491	2,627
4.00%, 05/01/2043	883	947	3.50%, 04/15/2042	767	802
4.00%, 09/01/2043	436	466	3.50%, 04/15/2042	2,295	2,401
4.50%, 10/01/2019	4,811	5,069	3.50%, 10/15/2042	2,496	2,611
4.50%, 04/01/2024	3,330	3,607	3.50%, 06/15/2043	13,528	14,280
4.50%, 12/01/2039	103	112	3.50%, 08/15/2043	7,391	7,763
4.50%, 05/01/2040	2,151	2,346	3.50%, 11/01/2044	5,000	5,231
4.50%, 07/01/2040	1,409	1,542	4.00%, 10/15/2041	5,521	5,947
4.50%, 01/01/2041	1,904	2,086	4.00%, 11/01/2041 (i)	25,000	26,730
4.50%, 09/01/2041	1,297	1,407	4.00%, 02/15/2042	2,067	2,226
4.50%, 11/01/2041 (i)	23,000	24,926	4.00%, 05/20/2043	537	575
4.50%, 04/01/2044	4,834	5,250	4.00%, 11/01/2044	32,200	34,428
4.50%, 06/01/2044	31,120	33,810	4.50%, 06/20/2025	7,879	8,320
5.00%, 03/01/2018	130	138	4.50%, 09/15/2039	787	875

See accompanying notes

     Schedule of Investments Bond & Mortgage Securities Fund October 31, 2014

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA)
(continued)			U.S. Treasury Inflation-Indexed Obligations - 0.45%
4.50%, 01/20/2040	$3,355	$3,674	0.13%, 07/15/2024	$18,351	$17,847
4.50%, 03/15/2040	7,987	8,739
4.50%, 08/20/2040	6,847	7,505	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
4.50%, 10/20/2040	2,593	2,843	OBLIGATIONS		$1,380,589
4.50%, 04/15/2041	5,262	5,808	Total Investments		$4,341,892
4.50%, 07/15/2041	2,689	2,940	Liabilities in Excess of Other Assets, Net - (9.94)%		$(392,333)
4.50%, 11/01/2041 (i)	10,000	10,912	TOTAL NET ASSETS - 100.00%		$3,949,559
4.50%, 01/20/2044	8,981	9,812
5.00%, 11/15/2033	3,957	4,408
5.00%, 06/15/2034	84	93	(a) Non-Income Producing Security
5.00%, 10/20/2039	464	517	(b) Security is Illiquid
5.00%, 07/20/2040	639	704	(c)	Fair value of these investments is determined in good faith by the Manager
5.00%, 09/20/2041	1,180	1,313	under procedures established and periodically reviewed by the Board of
5.50%, 10/15/2033	1,353	1,538	Directors. At the end of the period, the fair value of these securities totaled
5.50%, 05/20/2035	160	182	$12,530 or 0.32% of net assets.
5.50%, 02/15/2038	1,802	2,007	(d)	Security exempt from registration under Rule 144A of the Securities Act of
6.00%, 07/20/2028	67	76	1933. These securities may be resold in transactions exempt from
6.00%, 11/20/2028	58	66	registration, normally to qualified institutional buyers. Unless otherwise
6.00%, 01/20/2029	65	76	indicated, these securities are not considered illiquid. At the end of the
6.00%, 07/20/2029	13	15	period, the value of these securities totaled $795,608 or 20.14% of net
6.00%, 08/15/2031	42	47	assets.
6.00%, 01/15/2032	6	7	(e)	Variable Rate. Rate shown is in effect at October 31, 2014.
6.00%, 02/15/2032	66	76	(f) Security purchased on a when-issued basis.
6.00%, 02/15/2033	52	60	(g)	Payment in kind; the issuer has the option of paying additional securities
6.00%, 12/15/2033	61	71	in lieu of cash.
6.50%, 03/20/2028	12	14	(h)	This Senior Floating Rate Note will settle after October 31, 2014, at which
6.50%, 05/20/2029	11	12	time the interest rate will be determined.
6.50%, 02/20/2032	5	6	(i)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
6.50%, 10/15/2032	30	36	Notes to Financial Statements for additional information.
6.50%, 12/15/2032	142	163	(j)	Security or a portion of the security was pledged to cover margin
7.00%, 06/15/2031	22	26	requirements for swap and/or swaption contracts. At the end of the period,
7.00%, 07/15/2031	2	2	the value of these securities totaled $7,376 or 0.19% of net assets.
7.00%, 06/15/2032	151	178	(k)	Security or a portion of the security was pledged to cover margin
8.00%, 01/20/2031	7	9	requirements for futures contracts. At the end of the period, the value of
		$244,103	these securities totaled $1,066 or 0.03% of net assets.
			(l)	Rate shown is the discount rate of the original purchase.
U.S. Treasury - 8.55%
0.25%, 01/31/2015	28,000	28,011
0.25%, 05/15/2015	700	700
0.50%, 09/30/2016	615	615	Portfolio Summary (unaudited)
0.75%, 06/30/2017	22,000	21,960	Sector		Percent
1.00%, 03/31/2017	37,300	37,565	Mortgage Securities		30.89%
1.25%, 10/31/2015	35,165	35,544	Financial		15.07%
1.38%, 12/31/2018 (j)	60,000	59,869	Asset Backed Securities		14.68%
1.88%, 08/31/2017	22,925	23,552	Government		11.22%
2.38%, 05/31/2018	75	78	Energy		7.01%
2.38%, 08/15/2024	10,000	10,039	Communications		6.74%
2.50%, 05/15/2024	4,500	4,572	Consumer, Non-cyclical		5.73%
2.63%, 04/30/2016	350	362	Consumer, Cyclical		4.13%
2.63%, 01/31/2018 (j)	10,000	10,490	Industrial		3.51%
3.25%, 12/31/2016	150	158	Exchange Traded Funds		3.39%
3.38%, 05/15/2044	1,250	1,326	Basic Materials		3.18%
3.75%, 11/15/2043 (k)	37,000	41,978	Utilities		2.28%
3.88%, 08/15/2040	11,970	13,894	Technology		1.93%
4.00%, 02/15/2015	85	86	Diversified		0.18%
4.38%, 05/15/2040	14,500	18,164	Liabilities in Excess of Other Assets, Net		(9.94)%
4.50%, 02/15/2036	22,500	28,508	TOTAL NET ASSETS		100.00%
4.75%, 02/15/2041	70	93
5.38%, 02/15/2031	25	34
		$337,598

U.S. Treasury Bill - 1.29%
0.02%, 02/05/2015 (l)	40,600	40,598
0.04%, 02/12/2015 (l)	10,500	10,499
		$51,097

See accompanying notes

Schedule of Investments
Bond & Mortgage Securities Fund
October 31, 2014

Credit Default Swaps

Buy Protection
				(Pay)/				Upfront	Unrealized
				Receive	Expiration			Premiums	Appreciation/		Fair Value
Counterparty (Issuer)	Reference Entity		Fixed Rate		Date	Notional Amount		Paid/(Received)	(Depreciation)		Asset	Liability
Barclays Bank PLC	CDX.EM.22			(1.00)%	12/20/2019	$34,000		$2,537	$(336	) $	2,201	$—
Total								$2,537	$(336	) $	2,201	$—

Amounts in thousands
Exchange Cleared Credit Default Swaps

Buy Protection
				(Pay)/
				Receive	Expiration				Unrealized Appreciation/
	Reference Entity		Fixed Rate		Date	Notional Amount		Fair Value	(Depreciation)
	CDX.NA.HY.23			(5.00)%	12/20/2019	$57,000		$(3,982)			$(1,223)
Total								$(3,982)			$(1,223)

Amounts in thousands

Foreign Currency Contracts

								Unrealized Appreciation/(Depreciation)
Counterparty		Delivery Date	Contracts to Accept			In Exchange For	Fair Value		Asset		Liability
Brown Brothers Harriman & Co		12/09/2014	CAD		670,826	$599	$593		$—			$(6)
Brown Brothers Harriman & Co		12/09/2014	JPY		51,696,012	489	460		—			(29)
Total									$—			$(35)
								Unrealized Appreciation/(Depreciation)
Counterparty		Delivery Date	Contracts to Deliver			In Exchange For	Fair Value		Asset		Liability
Brown Brothers Harriman & Co		12/09/2014	AUD		301,741	$264	$265		$—			$(1)
Brown Brothers Harriman & Co		12/09/2014	CAD		1,117,926	1,006	991		15			—
Brown Brothers Harriman & Co		12/09/2014	CHF		48,062	50	50		—			—
Brown Brothers Harriman & Co		12/09/2014	DKK		697,046	118	117		1			—
Brown Brothers Harriman & Co		12/09/2014	EUR		5,325,515	6,755	6,674		84			(3)
Brown Brothers Harriman & Co		12/09/2014	GBP		780,623	1,253	1,248		6			(1)
Brown Brothers Harriman & Co		12/09/2014	JPY		541,976,800	5,014	4,827		187			—
Brown Brothers Harriman & Co		12/09/2014	MXN		5,949,656	442	441		2			(1)
Brown Brothers Harriman & Co		12/09/2014	PLN		376,309	114	112		2			—
Brown Brothers Harriman & Co		12/09/2014	SEK		808,844	114	110		4			—
Total									$301			$(6)

Amounts in thousands except contracts

Futures Contracts

												Unrealized
Type		Long/Short			Contracts	Notional Value			Fair Value		Appreciation/(Depreciation)
US 10 Year Note; December 2014			Short		182	$22,863	$		22,998			$(135)
US 5 Year Note; December 2014			Short		750	89,040			89,572			(532)
US Long Bond; December 2014			Short		47	6,569			6,631			(62)
Total									$			(729)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
California Municipal Fund
October 31, 2014

	Principal			Principal
MUNICIPAL BONDS - 97.29%	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

California - 92.97%			California (continued)
Abag Finance Authority for Nonprofit Corps			City of San Francisco CA Public Utilities
5.00%, 08/01/2043	$1,500	$1,678	Commission Water Revenue
Alum Rock Union Elementary School			5.00%, 11/01/2036	$2,010	$2,315
District			City of Torrance CA
5.25%, 08/01/2043	1,000	1,147	6.00%, 06/01/2022	1,000	1,004
Anaheim Public Financing Authority			City of Turlock CA
5.25%, 10/01/2034	1,000	1,137	5.13%, 10/15/2031	1,000	1,132
Baldwin Park Financing Authority			5.13%, 10/15/2037	1,000	1,132
4.63%, 08/01/2016	770	787	City of Vernon CA Electric System Revenue
Bay Area Governments Association (credit			5.13%, 08/01/2021	2,000	2,240
support from XLCA)			Coachella Valley Unified School
5.25%, 09/01/2029 (a)	130	130	District/CA (credit support from AGM)
Bay Area Toll Authority			0.00%, 08/01/2039 (a),(d)	7,800	2,663
5.13%, 04/01/2039	3,000	3,530	Dinuba Financing Authority
California Educational Facilities Authority			5.38%, 09/01/2038	1,000	1,017
5.00%, 01/01/2038 (b)	1,379	1,514	Dinuba Redevelopment Agency (credit
5.00%, 10/01/2038 (b)	900	1,007	support from BAM)
5.00%, 01/01/2039 (b)	3,642	4,063	5.00%, 09/01/2033 (a)	2,000	2,262
5.25%, 10/01/2039 (b)	6,500	7,352	East Bay Municipal Utility District Water
5.38%, 04/01/2034	1,000	1,148	System Revenue
California Health Facilities Financing			5.00%, 06/01/2036	1,000	1,155
Authority			El Monte Union High School District (credit
4.00%, 03/01/2033	1,000	1,023	support from ASSURED GTY)
5.75%, 09/01/2039	2,000	2,321	5.50%, 06/01/2034 (a)	2,000	2,266
6.00%, 07/01/2039	2,000	2,338	Escondido Union High School District
6.50%, 10/01/2038	985	1,202	0.00%, 08/01/2041 (d)	1,000	305
6.50%, 10/01/2038	15	18	Fontana Redevelopment Agency (credit
California Infrastructure & Economic			support from NATL-RE)
Development Bank (credit support from			5.20%, 09/01/2030 (a)	1,000	1,002
NATL ST INTERCEPT)			Foothill-De Anza Community College
5.00%, 08/15/2018 (a)	500	518	District
California Pollution Control Financing			5.00%, 08/01/2040	1,500	1,680
Authority			Golden State Tobacco Securitization Corp
5.00%, 07/01/2030 (c)	1,000	1,079	4.50%, 06/01/2027	6,000	5,610
5.00%, 07/01/2037 (c)	4,000	4,271	5.00%, 06/01/2030	3,500	4,013
California State Public Works Board			5.75%, 06/01/2047	2,000	1,625
5.00%, 11/01/2037	1,375	1,567	Highland Redevelopment Agency (credit
5.00%, 10/01/2039	4,500	5,085	support from AMBAC)
California State University			5.00%, 12/01/2028 (a)	3,000	3,005
5.25%, 11/01/2038	2,000	2,293	Indio Redevelopment Agency
California State University (credit support			5.63%, 08/15/2035	1,355	1,416
from AGM)			Inland Valley Development Agency
5.00%, 11/01/2039 (a)	1,000	1,112	5.25%, 09/01/2037	1,000	1,139
California Statewide Communities			La Verne Public Financing Authority
Development Authority			7.25%, 09/01/2026	800	802
7.25%, 11/15/2041	1,500	1,768	Lancaster Redevelopment Agency
California Statewide Communities			6.88%, 08/01/2039	545	688
Development Authority (credit support from			6.88%, 08/01/2039	455	532
CA MTG INS)			Los Angeles County Public Works Financing
6.25%, 08/15/2028 (a)	2,250	2,625	Authority
California Statewide Communities			5.00%, 08/01/2042	1,400	1,557
Development Authority (credit support from			Los Angeles Department of Water & Power
FHA INS)			5.38%, 07/01/2038	1,000	1,144
6.25%, 08/01/2024 (a)	810	976	Los Angeles Unified School District/CA
California Statewide Financing Authority			5.00%, 07/01/2029	2,000	2,301
6.00%, 05/01/2043	2,000	2,000	Los Angeles Unified School
6.00%, 05/01/2043	1,550	1,534	District/CA (credit support from AGM)
Carson Redevelopment Agency Successor			5.00%, 07/01/2032 (a)	1,000	1,093
Agency (credit support from NATL-RE)			Merced Union High School District
5.50%, 10/01/2016 (a)	1,000	1,090	0.00%, 08/01/2032 (d)	3,380	1,653
City of Alhambra CA (credit support from			Metropolitan Water District of Southern
NATL-RE)			California (credit support from AGM)
6.13%, 09/02/2018 (a)	2,225	2,258	5.00%, 07/01/2035 (a)	1,250	1,286
City of Bakersfield CA Wastewater			Morongo Band of Mission Indians/The
Revenue (credit support from AGM)			6.50%, 03/01/2028 (c)	1,000	1,111
5.00%, 09/15/2032 (a)	2,000	2,194	Needles Public Utility Authority
City of Compton CA Water Revenue			6.50%, 02/01/2022	2,360	2,360
6.00%, 08/01/2039	1,250	1,319	Norco Community Redevelopment Agency
City of Irvine CA			Successor Agency (credit support from BAM)
5.00%, 09/01/2049	1,000	1,107	5.00%, 03/01/2032 (a)	1,000	1,141
City of Los Angeles Department of Airports
5.13%, 05/15/2033	1,230	1,363

See accompanying notes

Schedule of Investments
California Municipal Fund
October 31, 2014

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

California (continued)			California (continued)
Norco Financing Authority (credit support			San Joaquin Hills Transportation Corridor
from AGM)			Agency
5.63%, 10/01/2034 (a)	$1,000	$1,148	5.00%, 01/15/2034 (e)	$2,000		$2,175
Northern Inyo County Local Hospital District			San Luis Obispo County Financing
5.00%, 12/01/2029	1,010	1,030	Authority (credit support from AGM)
Ontario Redevelopment Financing			5.00%, 08/01/2030 (a)	1,000		1,105
Authority (credit support from AMBAC)			Santa Clara County Financing Authority
5.50%, 08/01/2016 (a)	1,055	1,059	5.25%, 05/15/2036	2,000		2,222
Ontario Redevelopment Financing			Santa Margarita Water District
Authority (credit support from NATL-RE)			5.00%, 09/01/2038	500		562
5.25%, 08/01/2016 (a)	1,060	1,063	Semitropic Improvement District
Palm Desert Financing Authority (credit			5.00%, 12/01/2038	2,000		2,272
support from NATL-RE)			Southern California Public Power Authority
5.00%, 08/01/2022 (a)	1,280	1,287	5.00%, 11/01/2029	1,105		1,261
Perris Public Financing Authority			5.25%, 07/01/2029	695		824
5.30%, 10/01/2026	2,805	2,809	5.25%, 07/01/2031	695		814
Pittsburg Unified School District			State of California
0.00%, 08/01/2036 (d)	1,365	503	5.00%, 02/01/2038	1,450		1,634
5.00%, 08/01/2043	2,900	3,229	5.00%, 04/01/2043	3,380		3,783
Pittsburg Unified School District (credit			5.25%, 11/01/2040	1,500		1,726
support from AGM)			5.75%, 04/01/2031	675		798
5.50%, 08/01/2031 (a)	1,000	1,135	6.00%, 03/01/2033	2,000		2,453
Pomona Public Financing Authority (credit			6.00%, 04/01/2038	3,000		3,595
support from NATL-RE)			State of California Department of Water
5.00%, 02/01/2021 (a)	5,000	5,011	Resources
Pomona Unified School District (credit			5.00%, 12/01/2028	1,680		1,910
support from NATL-RE)			Stockton East Water District (credit support
6.15%, 08/01/2030 (a)	1,000	1,232	from NATL)
Port Commission of the City & County of San			5.25%, 04/01/2022 (a)	1,780		1,783
Francisco			Stockton Unified School District (credit
4.00%, 03/01/2035	1,000	1,013	support from AGM)
Port of Los Angeles			5.00%, 08/01/2038 (a)	1,500		1,680
5.00%, 08/01/2032	1,740	2,018	Tobacco Securitization Authority of Southern
Poway Unified School District			California
0.00%, 08/01/2036 (d)	4,000	1,627	5.13%, 06/01/2046	1,500		1,121
Richmond Joint Powers Financing Authority			Tulare County Transportation Authority
6.25%, 07/01/2024	1,000	1,199	5.00%, 02/01/2029	1,000		1,190
Ripon Unified School District (credit support			Tustin Public Financing Authority
from BAM)			5.00%, 04/01/2041	1,000		1,100
0.00%, 08/01/2031 (a),(d)	945	417	University of California
0.00%, 08/01/2033 (a),(d)	1,110	433	5.00%, 05/15/2037	6,000		6,740
Riverside Community Properties Development			5.00%, 05/15/2044	1,000		1,141
Inc			5.25%, 05/15/2039 (b)	3,000		3,452
6.00%, 10/15/2038	1,000	1,193	Walnut Energy Center Authority
Riverside County Transportation			5.00%, 01/01/2035	1,225		1,343
Commission			Western Municipal Water District Facilities
5.00%, 06/01/2032	1,500	1,729	Authority
Rocklin Unified School District (credit			5.00%, 10/01/2034	1,700		1,925
support from NATL)						$211,589
0.00%, 08/01/2019 (a),(d)	1,360	1,068
0.00%, 08/01/2020 (a),(d)	1,415	1,053	Puerto Rico - 4.32%
0.00%, 08/01/2023 (a),(d)	1,225	776	Government Development Bank for Puerto
Salinas Valley Solid Waste Authority (credit			Rico
support from AGM)			5.00%, 12/01/2014	6,595		6,552
5.50%, 08/01/2031 (a)	1,500	1,738	5.25%, 01/01/2015	3,300		3,267
San Bernardino County Redevelopment						$9,819
Agency (credit support from RADIAN)			TOTAL MUNICIPAL BONDS			$221,408
5.00%, 09/01/2018 (a)	1,565	1,612	Total Investments			$221,408
San Diego Community College District			Liability for Floating Rate Notes Issued in Conjunction with
5.25%, 08/01/2033 (b)	1,950	2,258	Securities Held - (4.72)%
San Diego Public Facilities Financing			Notes with interest rates of 0.06% and 0.07%	$(10,739	) $	(10,739)
Authority Water Revenue			at October 31, 2014 and contractual maturity
5.38%, 08/01/2034	2,000	2,329	of collateral of 2017.(f)
San Diego Redevelopment Agency			Total Net Investments			$210,669
6.40%, 09/01/2019	1,000	1,004	Other Assets in Excess of Liabilities, Net - 7.43%			$16,898
San Francisco Bay Area Rapid Transit			TOTAL NET ASSETS - 100.00%			$227,567
District
5.00%, 07/01/2028	1,755	2,034
San Francisco City & County Redevelopment			(a) Credit support indicates investments that benefit from credit enhancement
Agency			or liquidity support provided by a third party bank, institution, or
5.00%, 08/01/2044	1,500	1,600	government agency.
6.50%, 08/01/2039	1,000	1,170

See accompanying notes

Schedule of Investments
California Municipal Fund
October 31, 2014

(b)	Security or portion of underlying security related to Inverse Floaters entered into by the Fund. See Notes to Financial Statements for additional information.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $6,461 or 2.84% of net assets.
(d)	Non-Income Producing Security
(e)	Security purchased on a when-issued basis.
(f)	Floating rate securities. The interest rate(s) shown reflect the rates in effect at October 31, 2014

Portfolio Summary (unaudited)

Sector	Percent
Revenue Bonds	54.30%
Insured	21.63%
General Obligation Unlimited	12.60%
Prerefunded	4.46%
Tax Allocation	2.86%
Special Tax	1.44%
Liability For Floating Rate Notes Issued	(4.72)%
Other Assets in Excess of Liabilities, Net	7.43%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2014

COMMON STOCKS - 97.11%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.41%			Chemicals (continued)
WPP PLC	1,152,608	$22,513	Yara International ASA	551,669	$25,333
					$64,732

Aerospace & Defense - 1.14%			Commercial Services - 1.83%
Airbus Group NV	423,237	25,268	Ashtead Group PLC	1,119,477	18,756
Safran SA	397,931	25,202	Cielo SA	667,900	10,968
Thales SA	251,011	12,465	G8 Education Ltd	2,266,590	10,015
		$62,935	Kroton Educacional SA	4,585,200	32,679
			Stantec Inc	231,478	14,666
Agriculture - 2.16%			TAL Education Group ADR (a)	433,715	13,775
British American Tobacco PLC	818,670	46,400			$100,859
ITC Ltd	362,203	2,094
Japan Tobacco Inc	1,536,500	52,424	Computers - 0.72%
KT&G Corp	203,175	17,990	Cap Gemini SA	294,196	19,357
		$118,908	Ingenico	206,206	20,543
					$39,900
Airlines - 0.83%
easyJet PLC	1,162,509	27,934	Cosmetics & Personal Care - 0.04%
Ryanair Holdings PLC ADR(a)	318,300	17,678	Svenska Cellulosa AB SCA	96,608	2,165
		$45,612

Automobile Manufacturers - 2.15%			Distribution & Wholesale - 0.94%
Fuji Heavy Industries Ltd	1,026,000	34,149	Hitachi High-Technologies Corp	583,800	17,835
Toyota Motor Corp	1,401,800	84,356	Mitsui & Co Ltd	2,241,200	33,840
		$118,505			$51,675

Automobile Parts & Equipment - 1.73%			Diversified Financial Services - 2.09%
Bridgestone Corp	821,100	27,439	Macquarie Group Ltd	611,836	33,066
Continental AG	156,736	30,872	Mega Financial Holding Co Ltd	19,085,128	15,829
Georg Fischer AG (a)	14,561	8,410	ORIX Corp	3,049,010	42,321
Valeo SA	257,948	28,924	Paragon Group of Cos PLC/The	1,524,644	8,832
		$95,645	Shinhan Financial Group Co Ltd	321,589	15,136
					$115,184
Banks - 12.64%
Alpha Bank AE (a)	17,702,191	11,540	Electric - 2.81%
Axis Bank Ltd (b)	2,446,005	17,771	Enel SpA	8,060,538	41,188
Bangkok Bank PCL	1,659,100	10,289	Iberdrola SA	6,243,482	44,197
Bank of China Ltd	42,159,300	20,180	Korea Electric Power Corp	646,047	28,359
Bank of Georgia Holdings PLC	254,018	10,418	Tenaga Nasional BHD	10,195,700	41,423
Bank of Montreal	552,600	40,073			$155,167
Commonwealth Bank of Australia	725,217	51,570	Electrical Components & Equipment - 0.80%
Danske Bank A/S	729,795	20,040	Delta Electronics Inc	2,171,000	13,024
DBS Group Holdings Ltd	1,712,003	24,628	Hitachi Ltd	3,985,639	31,317
DNB ASA	2,584,643	47,486
ICICI Bank Ltd ADR	621,635	35,035			$44,341
Malayan Banking Bhd	6,504,800	19,190	Electronics - 2.52%
Mitsubishi UFJ Financial Group Inc	6,516,825	37,988	Hon Hai Precision Industry Co Ltd	9,913,120	31,375
Natixis SA	5,023,831	34,581	Hoya Corp	941,700	33,324
Nordea Bank AB	3,869,053	49,763	Japan Aviation Electronics Industry Ltd	460,200	9,118
Royal Bank of Canada	708,600	50,304	Merry Electronics Co Ltd	2,130,450	8,616
Skandinaviska Enskilda Banken AB	3,428,497	44,037	Minebea Co Ltd	881,985	12,085
Sumitomo Mitsui Financial Group Inc	1,317,200	53,719	Omron Corp	935,400	44,277
Svenska Handelsbanken AB	722,609	34,545			$138,795
Swedbank AB	1,241,839	32,910
Toronto-Dominion Bank/The	1,031,500	50,767	Engineering & Construction - 1.63%
			Acciona SA (a)	137,519	9,611
		$696,834
			ACS Actividades de Construccion y Servicios	603,750	22,410
Beverages - 2.09%			SA
AMBEV SA ADR	3,167,491	21,159	Promotora y Operadora de Infraestructura	793,300	10,943
Anheuser-Busch InBev NV	603,719	66,949	SAB de CV (a)
Asahi Group Holdings Ltd	603,800	18,729	Skanska AB	641,540	13,077
Britvic PLC	780,989	8,515	Vinci SA	590,894	33,727
		$115,352			$89,768

Biotechnology - 0.52%			Entertainment - 0.23%
CSL Ltd	404,268	28,543	OPAP SA	1,067,291	12,930

Building Materials - 0.40%			Food - 2.64%
CSR Ltd	4,331,726	13,258	Aryzta AG (a)	301,986	25,760
Kingspan Group PLC	546,390	8,604	Associated British Foods PLC	454,741	20,069
		$21,862	Greencore Group PLC	2,589,608	10,866
			Gruma SAB de CV (a)	1,203,600	13,222
Chemicals - 1.17%
Givaudan SA (a)	17,994	30,050	Nestle SA	699,993	51,333
Lonza Group AG (a)	84,849	9,349	Saputo Inc	628,200	17,825
			X5 Retail Group NV (a)	350,498	6,424
					$145,499

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Forest Products & Paper - 0.67%			Mining - 1.28%
Mondi PLC	1,025,277	$17,328	BHP Billiton Ltd	1,292,047	$38,654
Stora Enso OYJ	2,381,301	19,665	BHP Billiton PLC	1,234,922	31,906
		$36,993			$70,560

Gas - 0.83%			Miscellaneous Manufacturing - 0.93%
Gas Natural SDG SA	1,124,128	32,461	FUJIFILM Holdings Corp	611,600	20,531
Keyera Corp	164,700	13,102	IMI PLC	655,740	12,841
		$45,563	Largan Precision Co Ltd	257,000	18,054

Hand & Machine Tools - 0.20%					$51,426
Fuji Electric Co Ltd	2,568,000	11,282	Office & Business Equipment - 0.51%
			Seiko Epson Corp	611,800	28,390

Healthcare - Products - 1.11%
Coloplast A/S	589,466	51,378	Oil & Gas - 5.95%
Sonova Holding AG	64,199	10,011	Canadian Natural Resources Ltd	1,518,000	52,973
		$61,389	Parex Resources Inc (a)	887,500	8,134
			PetroChina Co Ltd	21,918,000	27,440
Healthcare - Services - 0.32%			Royal Dutch Shell PLC - A Shares	1,051,769	37,571
Ramsay Health Care Ltd	384,364	17,769	Royal Dutch Shell PLC - B Shares	1,447,431	53,476
			Sasol Ltd	677,146	33,813
Home Builders - 1.50%			SK Holdings Co Ltd	67,720	10,615
Barratt Developments PLC	3,902,287	26,233	Statoil ASA	1,043,358	23,878
Persimmon PLC (a)	1,119,660	26,295	Suncor Energy Inc	1,028,900	36,535
Taylor Wimpey PLC	15,979,049	30,353	Total SA	736,463	43,969
		$82,881			$328,404

Home Furnishings - 0.53%			Packaging & Containers - 0.25%
Howden Joinery Group PLC	1,905,713	10,456	Rexam PLC	1,846,807	14,076
Steinhoff International Holdings Ltd	3,654,316	18,695
		$29,151	Pharmaceuticals - 8.23%
Insurance - 5.93%			Actelion Ltd (a)	156,091	18,590
Allianz SE	263,683	41,931	Bayer AG	490,794	70,194
BB Seguridade Participacoes SA	1,506,600	20,101	BTG PLC (a)	1,361,953	16,463
Direct Line Insurance Group PLC	6,195,138	27,405	Grifols SA	31,775	1,298
Hannover Rueck SE	488,868	40,805	Novartis AG	1,136,574	105,477
Legal & General Group PLC	7,645,049	28,335	Novo Nordisk A/S	1,589,015	71,828
Manulife Financial Corp	1,162,000	22,053	Orion OYJ	290,468	9,879
Porto Seguro SA	551,683	6,612	Roche Holding AG	406,471	119,950
Prudential PLC	2,124,676	49,199	Shire PLC	597,406	40,084
Sampo Oyj	1,039,155	49,794			$453,763
Sanlam Ltd	2,885,748	18,235	Real Estate - 4.33%
Standard Life PLC	251,993	1,591	Brookfield Asset Management Inc	1,517,858	74,300
Tokio Marine Holdings Inc	649,600	20,832	Cheung Kong Holdings Ltd	3,296,000	58,512
		$326,893	Deutsche Wohnen AG	455,092	10,272
Internet - 0.93%			GAGFAH SA (a)	578,779	10,824
Tencent Holdings Ltd	2,235,000	35,922	Lend Lease Group	1,703,715	23,762
Vipshop Holdings Ltd ADR (a)	65,988	15,130	Mitsui Fudosan Co Ltd	922,000	29,657
		$51,052	Sun Hung Kai Properties Ltd	1,494,000	22,292
			Wheelock & Co Ltd	1,937,000	9,337
Investment Companies - 0.45%					$238,956
Investor AB	684,127	24,555
			REITS - 0.70%
			Mirvac Group	9,776,408	15,511
Iron & Steel - 0.17%			RioCan Real Estate Investment Trust	496,600	11,698
APERAM (a)	318,212	9,156
			Segro PLC	1,841,305	11,218
					$38,427

Machinery - Construction & Mining - 0.75%			Retail - 3.98%
Mitsubishi Electric Corp	3,216,000	41,466	Alimentation Couche-Tard Inc	2,014,217	68,359
			Cie Financiere Richemont SA	39,809	3,356
Machinery - Diversified - 0.25%			Dollarama Inc	526,400	46,248
Sumitomo Heavy Industries Ltd	2,488,000	13,640	E-Mart Co Ltd	45,779	8,494
			Jumbo SA	560,016	6,141
			Next PLC	257,847	26,619
Media - 1.61%			Pandora A/S	459,291	38,724
Grupo Televisa SAB ADR	556,037	20,095	Poundland Group PLC (a)	2,160,825	10,935
ITV PLC	15,102,766	49,064	Travis Perkins PLC	392,778	10,407
Shaw Communications Inc	756,600	19,428			$219,283
		$88,587
			Semiconductors - 2.52%
Metal Fabrication & Hardware - 0.26%			ams AG	395,175	14,171
Catcher Technology Co Ltd	1,699,000	14,343	ARM Holdings PLC	1,931,687	27,347
			Dialog Semiconductor PLC (a)	337,460	11,653
			Everlight Electronics Co Ltd	124,000	235

See accompanying notes

Schedule of Investments
Diversified International Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value(000	's)	Portfolio Summary (unaudited)
				Country	Percent
Semiconductors (continued)				Japan	16.53%
MediaTek Inc	1,091,000	$15,583
SK Hynix Inc (a)	671,027	29,924		Canada	11.61%
Taiwan Semiconductor Manufacturing Co Ltd	9,210,544	39,927		United Kingdom	10.58%
				Switzerland	6.93%
		$138,840		France	5.30%
Shipbuilding - 0.20%				Australia	4.78%
Mitsui Engineering & Shipbuilding Co Ltd	5,141,000	11,176		Germany	4.08%
				Denmark	3.87%
				Sweden	3.66%
Software - 1.11%				Taiwan, Province Of China	2.85%
HCL Technologies Ltd	1,132,227	29,696		United States	2.67%
Tech Mahindra Ltd	353,145	14,477		Korea, Republic Of	2.50%
UBISOFT Entertainment (a)	936,554	16,957
				China	2.45%
		$61,130		Brazil	2.04%
Telecommunications - 7.08%				Spain	1.99%
Belgacom SA	799,812	30,208		India	1.79%
Bezeq The Israeli Telecommunication Corp	2,832,891	4,842		Belgium	1.76%
Ltd				Norway	1.75%
BT Group PLC	8,744,723	51,553		Netherlands	1.65%
China Telecom Corp Ltd	34,230,000	21,820		Hong Kong	1.63%
Freenet AG	86,465	2,269		South Africa	1.59%
Hellenic Telecommunications Organization	896,919	10,130		Finland	1.44%
SA (a)				Ireland	1.41%
KDDI Corp	978,100	64,231		Malaysia	1.34%
Nippon Telegraph & Telephone Corp	906,676	56,412		Mexico	0.81%
NTT DOCOMO Inc	1,400,700	23,624		Italy	0.75%
Orange SA	1,970,176	31,366		Greece	0.73%
SK Telecom Co Ltd	110,022	27,571		Singapore	0.45%
SoftBank Corp	735,700	53,559		Luxembourg	0.37%
Telekom Malaysia Bhd	5,986,800	13,108		Austria	0.26%
		$390,693		Thailand	0.19%
				Georgia	0.19%
Transportation - 3.04%				Russian Federation	0.12%
AP Moeller - Maersk A/S - B shares	13,764	32,119		Israel	0.09%
Canadian National Railway Co	945,500	66,660		Liabilities in Excess of Other Assets, Net	(0.16)%
Canadian Pacific Railway Ltd	225,900	46,988		TOTAL NET ASSETS	100.00%
Deutsche Post AG	564,870	17,788
Seino Holdings Co Ltd	520,000	4,077
		$167,632
TOTAL COMMON STOCKS		$5,355,200
INVESTMENT COMPANIES - 2.67%	Shares Held	Value(000	's)

Publicly Traded Investment Fund - 2.67%
Cash Account Trust - Government & Agency	147,497,450	147,497
Portfolio - DWS Government Cash

TOTAL INVESTMENT COMPANIES		$147,497
PREFERRED STOCKS - 0.38%	Shares Held	Value(000	's)

Food - 0.38%
Cia Brasileira de Distribuicao	497,400	20,857

TOTAL PREFERRED STOCKS		$20,857
Total Investments		$5,523,554
Liabilities in Excess of Other Assets, Net - (0.16)%			$(8,913)
TOTAL NET ASSETS - 100.00%		$5,514,641

(a) Non-Income Producing Security
(b)		Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$17,771 or 0.32% of net assets.

See accompanying notes

Schedule of Investments
Equity Income Fund
October 31, 2014

COMMON STOCKS - 97.54%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 2.27%			Healthcare - Products - 1.86%
Lockheed Martin Corp	361,008	$68,797	Becton Dickinson and Co	332,782	$42,829
Raytheon Co	642,612	66,755	Medtronic Inc	1,005,548	68,538
		$135,552			$111,367

Apparel - 1.30%			Insurance - 6.29%
VF Corp	1,150,112	77,840	ACE Ltd	1,127,248	123,208
			Allstate Corp/The	1,037,466	67,280
			Chubb Corp/The	389,854	38,736
Automobile Manufacturers - 1.09%			MetLife Inc	2,376,389	128,895
PACCAR Inc	999,973	65,318	Swiss Re AG ADR	225,473	18,209
					$376,328

Automobile Parts & Equipment - 2.06%			Machinery - Diversified - 1.97%
Autoliv Inc	623,258	57,178	Deere & Co	1,375,979	117,701
Johnson Controls Inc	1,404,300	66,353
		$123,531
			Media - 0.50%
Banks - 8.99%			Walt Disney Co/The	330,165	30,170
Australia & New Zealand Banking Group Ltd	628,950	18,567
ADR
Bank of Nova Scotia/The	903,319	55,373	Mining - 1.06%
Grupo Financiero Santander Mexico SAB de	1,586,026	21,094	BHP Billiton Ltd ADR	1,064,750	63,289
CV ADR
JP Morgan Chase & Co	1,993,138	120,545	Miscellaneous Manufacturing - 1.76%
M&T Bank Corp	430,369	52,583	3M Co	209,390	32,198
PNC Financial Services Group Inc/The	1,153,096	99,616	Parker-Hannifin Corp	577,243	73,327
US Bancorp/MN	1,828,969	77,914			$105,525
Wells Fargo & Co	1,734,469	92,083
		$537,775	Oil & Gas - 11.30%
			Chevron Corp	655,404	78,616
Beverages - 0.70%			Crescent Point Energy Corp	2,420,911	80,013
Coca-Cola Co/The	1,002,330	41,978	Exxon Mobil Corp	898,552	86,899
			Marathon Oil Corp	1,516,698	53,691
Chemicals - 1.23%			Marathon Petroleum Corp	1,325,260	120,466
Air Products & Chemicals Inc	229,356	30,885	Occidental Petroleum Corp	1,228,790	109,276
EI du Pont de Nemours & Co	615,499	42,562	Royal Dutch Shell PLC - B shares ADR	1,337,398	99,864
		$73,447	Total SA ADR	795,062	47,616
					$676,441
Computers - 3.89%
Apple Inc	1,310,058	141,486	Pharmaceuticals - 13.37%
EMC Corp/MA	2,288,484	65,748	Abbott Laboratories	1,976,275	86,146
International Business Machines Corp	156,800	25,778	AbbVie Inc	1,381,716	87,684
		$233,012	GlaxoSmithKline PLC ADR	1,473,384	67,024
			Johnson & Johnson	594,834	64,111
Distribution & Wholesale - 1.06%			Merck & Co Inc	2,157,583	125,011
Genuine Parts Co	655,084	63,596	Novartis AG ADR	781,950	72,479
			Pfizer Inc	3,295,237	98,692
Diversified Financial Services - 5.31%			Roche Holding AG ADR	2,320,898	85,432
BlackRock Inc	344,008	117,345	Shire PLC ADR	134,900	26,953
Discover Financial Services	1,576,841	100,571	Teva Pharmaceutical Industries Ltd ADR	1,530,350	86,419
FNF Group	3,342,169	99,730			$799,951
		$317,646	Pipelines - 3.07%
Electric - 3.71%			Enterprise Products Partners LP	2,103,357	77,614
NextEra Energy Inc	646,043	64,746	Kinder Morgan Energy Partners LP	309,138	28,997
Northeast Utilities	1,028,593	50,761	Kinder Morgan Inc/DE	1,983,781	76,772
Wisconsin Energy Corp	1,052,919	52,288			$183,383
Xcel Energy Inc	1,620,217	54,229	Private Equity - 1.31%
		$222,024	KKR & Co LP	3,641,357	78,508
Electrical Components & Equipment - 0.40%
Emerson Electric Co	368,724	23,620	REITS - 4.20%
			American Capital Agency Corp	2,743,458	62,386
Electronics - 1.06%			Annaly Capital Management Inc	5,922,429	67,575
Garmin Ltd	404,852	22,461	Digital Realty Trust Inc	1,762,970	121,627
Honeywell International Inc	428,819	41,218			$251,588
		$63,679	Retail - 2.26%
Food - 3.08%			Costco Wholesale Corp	191,817	25,583
Kraft Foods Group Inc	1,018,263	57,379	McDonald's Corp	285,053	26,718
Kroger Co/The	2,280,659	127,056	Starbucks Corp	382,600	28,909
		$184,435	Tiffany & Co	559,959	53,823
					$135,033
Gas - 1.09%
Sempra Energy	590,607	64,967	Semiconductors - 4.19%
			Applied Materials Inc	3,089,549	68,248

See accompanying notes

			Schedule of Investments
			Equity Income Fund
			October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value(000	's)

Semiconductors (continued)
Maxim Integrated Products Inc	1,475,721		$43,298
Microchip Technology Inc	1,873,430		80,763
Taiwan Semiconductor Manufacturing Co Ltd	2,665,073		58,685
ADR
			$250,994

Software - 0.85%
Microsoft Corp	1,079,989		50,705

Telecommunications - 1.86%
BCE Inc	1,707,621		75,938
Verizon Communications Inc	707,402		35,547
			$111,485

Toys, Games & Hobbies - 2.37%
Hasbro Inc	1,665,603		95,822
Mattel Inc	1,477,451		45,905
			$141,727

Transportation - 2.08%
Norfolk Southern Corp	444,496		49,179
Union Pacific Corp	308,738		35,953
United Parcel Service Inc	372,550		39,084
			$124,216
TOTAL COMMON STOCKS			$5,836,831
INVESTMENT COMPANIES - 2.31%	Shares Held	Value(000	's)

Publicly Traded Investment Fund - 2.31%
Morgan Stanley Institutional Liquidity Funds -	138,014,985		138,015
Government Portfolio

TOTAL INVESTMENT COMPANIES			$138,015
Total Investments			$5,974,846
Other Assets in Excess of Liabilities, Net - 0.15%			$9,117
TOTAL NET ASSETS - 100.00%			$5,983,963

Portfolio Summary (unaudited)
Sector			Percent
Financial			26.10%
Consumer, Non-cyclical			19.01%
Energy			14.37%
Consumer, Cyclical			10.14%
Industrial			9.54%
Technology			8.93%
Utilities			4.80%
Communications			2.36%
Exchange Traded Funds			2.31%
Basic Materials			2.29%
Other Assets in Excess of Liabilities, Net			0.15%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

COMMON STOCKS - 31.07%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 0.49%			Distribution & Wholesale (continued)
BBA Aviation PLC	3,157,192	$17,872	Mitsui & Co Ltd	722,600	$10,911
L-3 Communications Holdings Inc	136,349	16,561			$25,348
Lockheed Martin Corp	63,091	12,023	Diversified Financial Services - 0.32%
Raytheon Co	20,869	2,168	Aircastle Ltd	87,174	1,663
		$48,624	Arlington Asset Investment Corp	51,096	1,399
Agriculture - 0.28%			Coronation Fund Managers Ltd	132,135	1,144
Altria Group Inc	241,891	11,693	Home Loan Servicing Solutions Ltd	88,799	1,706
Imperial Tobacco Group PLC	368,973	16,029	Ichiyoshi Securities Co Ltd	65,100	772
		$27,722	Kyokuto Securities Co Ltd	53,900	911
			Macquarie Group Ltd	132,139	7,141
Airlines - 0.01%			ORIX Corp	917,300	12,732
Air New Zealand Ltd	656,618	1,039	Tokai Tokyo Financial Holdings Inc	229,700	1,558
Global Aviation Holdings Inc (a),(b),(c)	254,946	—	Urban & Civic PLC (a)	646,938	2,316
		$1,039			$31,342

Banks - 1.34%			Electric - 4.97%
Banca Generali SpA	62,861	1,668	AES Corp/VA	732,135	10,301
Bank Negara Indonesia Persero Tbk PT	8,230,500	4,057	Alliant Energy Corp	91,450	5,662
Bank of Montreal	134,744	9,771	Ameren Corp	61,714	2,613
Commonwealth Bank of Australia	159,362	11,332	AusNet Services	3,133,233	3,788
FirstRand Ltd	2,239,327	9,592	Avista Corp	293,551	10,406
Huntington Bancshares Inc/OH	506,223	5,017	China Power International Development Ltd	5,720,000	2,584
JP Morgan Chase & Co (d)	107,863	6,524	Dominion Resources Inc/VA	355,000	25,311
KeyCorp	336,927	4,447	DTE Energy Co (d)	310,000	25,470
Natixis SA	897,283	6,176	DUET Group	8,498,234	18,395
Royal Bank of Canada	225,074	15,978	Duke Energy Corp	435,200	35,752
Skandinaviska Enskilda Banken AB	587,738	7,549	E.ON SE	497,035	8,569
Sumitomo Mitsui Financial Group Inc	306,100	12,484	Entergy Corp (d)	200,000	16,804
Susquehanna Bancshares Inc	104,798	1,028	Exelon Corp	982,184	35,938
Toronto-Dominion Bank/The	286,800	14,115	FirstEnergy Corp	334,494	12,490
Wells Fargo & Co (d)	377,934	20,065	Hera SpA	485,943	1,280
Westpac Banking Corp	106,178	3,259	Huadian Power International Corp Ltd	2,266,000	1,731
		$133,062	Iberdrola SA	2,976,811	21,073
Beverages - 0.10%			Infraestructura Energetica Nova SAB de CV	46,500	284
			Integrys Energy Group Inc (d)	160,000	11,629
Dr Pepper Snapple Group Inc	143,482	9,936
			Iren SpA	600,875	726
			ITC Holdings Corp (d)	1,003,202	39,737
Biotechnology - 0.03%			NextEra Energy Inc (d)	240,000	24,053
PDL BioPharma Inc	291,135	2,483	Northeast Utilities (d)	497,658	24,559
			NRG Yield Inc	50,000	2,498
Building Materials - 0.01%			PG&E Corp	420,645	21,167
CSR Ltd	324,479	993	PGE SA	1,337,951	8,778
			Pinnacle West Capital Corp (d)	125,000	7,684
			Portland General Electric Co	200,000	7,282
Chemicals - 0.24%			Power Assets Holdings Ltd	638,500	6,165
China Sanjiang Fine Chemicals Co Ltd	1,802,000	894	PPL Corp (d)	1,101,914	38,556
Grand Pacific Petrochemical	1,027,000	492	Public Service Enterprise Group Inc	146,233	6,041
Potash Corp of Saskatchewan Inc	383,700	13,097	SCANA Corp (d)	410,000	22,505
Toagosei Co Ltd	303,000	1,324	SSE PLC	1,118,195	28,660
Yara International ASA	165,153	7,584	TECO Energy Inc	150,000	2,941
		$23,391	Westar Energy Inc	73,116	2,764
Commercial Services - 1.07%					$494,196
Abertis Infraestructuras SA	610,709	12,735	Electrical Components & Equipment - 0.01%
ABM Industries Inc	50,153	1,386	Kung Long Batteries Industrial Co Ltd	306,000	1,029
Atlantia SpA	1,328,028	31,364
CCR SA	928,000	6,910
G8 Education Ltd	306,924	1,356	Electronics - 0.12%
Jiangsu Expressway Co Ltd	8,392,000	9,374	Boardtek Electronics Corp	808,000	997
			Delta Electronics Thailand PCL (c)	536,100	1,064
RR Donnelley & Sons Co	111,342	1,943
Transurban Group	5,839,793	41,824	Hu Lane Associate Inc	456,000	1,596
		$106,892	Omron Corp	181,400	8,587
					$12,244
Computers - 0.26%
Lenovo Group Ltd	8,758,000	12,909	Energy - Alternate Sources - 0.03%
Lexmark International Inc	237,481	10,250	NextEra Energy Partners LP	5,000	183
Seagate Technology PLC	22,522	1,415	Pattern Energy Group Inc	96,421	2,775
Tieto OYJ	50,941	1,292			$2,958
		$25,866	Engineering & Construction - 0.65%
Distribution & Wholesale - 0.25%			ACS Actividades de Construccion y Servicios	287,586	10,674
ITOCHU Corp	869,600	10,512	SA
Marubeni Corp	610,500	3,925	Alion Science and Technology Corp -	7,750	—
			Warrants (a),(b),(c)
			Boskalis Westminster NV	72,835	3,886

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Engineering & Construction (continued)			Insurance (continued)
Ferrovial SA	67,814	$1,386	Powszechny Zaklad Ubezpieczen SA	58,522	$8,781
Flughafen Zuerich AG (b)	11,957	7,619	Prudential Financial Inc	44,000	3,896
Fraport AG Frankfurt Airport Services	174,108	10,788	Sanlam Ltd	1,466,771	9,269
Worldwide			Sun Life Financial Inc	168,700	6,001
Grupo Aeroportuario del Centro Norte Sab de	250,500	1,243	Travelers Cos Inc/The	86,765	8,746
CV (a)			Validus Holdings Ltd	61,793	2,458
NCC AB	334,454	9,838	Zurich Insurance Group AG (a)	32,123	9,721
Vinci SA	342,809	19,567			$97,692

		$65,001	Investment Companies - 0.06%
Entertainment - 0.03%			Apollo Investment Corp	174,505	1,440
GTECH SpA	47,053	1,097	Medley Capital Corp	113,597	1,320
Regal Entertainment Group	88,270	1,955	New Mountain Finance Corp	99,794	1,465
		$3,052	TICC Capital Corp	160,025	1,403

Food - 0.06%					$5,628
Kesko OYJ	64,768	2,456	Leisure Products & Services - 0.02%
Marine Harvest ASA	92,645	1,312	Ardent Leisure Group	700,000	1,917
Metcash Ltd	434,191	1,085

Nutrisystem Inc	91,851	1,547	Leisure Time - 0.05%
		$6,400	Travelport Worldwide Ltd (a),(b)	333,027	4,812
Forest Products & Paper - 0.04%
Mondi PLC	79,479	1,343	Machinery - Construction & Mining - 0.04%
Stora Enso OYJ	161,881	1,337	Mitsubishi Electric Corp	274,000	3,533
Western Forest Products Inc	516,600	1,063
		$3,743
			Media - 0.31%
Gas - 1.47%			Charter Communications Inc (a)	17,000	2,692
AGL Resources Inc	42,809	2,308	HMH Holdings Inc (a)	360,119	7,206
Atmos Energy Corp	184,639	9,786	Liberty Global PLC - C Shares (a)	10,000	445
ENN Energy Holdings Ltd	522,000	3,387	Shaw Communications Inc	395,700	10,161
Gas Natural SDG SA	216,568	6,254	Time Warner Cable Inc	70,000	10,305
National Grid PLC ADR (d)	115,000	8,555
					$30,809
National Grid PLC	2,998,922	44,503
NiSource Inc (d)	260,499	10,957	Mining - 0.27%
ONE Gas Inc	150,000	5,692	BHP Billiton Ltd	326,823	9,777
Rubis SCA	367,607	21,630	Boliden AB	389,457	6,437
Sempra Energy	115,000	12,650	Mirabela Nickel Ltd (a)	26,307,311	1,690
Snam SpA	2,311,965	12,502	Rio Tinto Ltd	176,252	9,412
South Jersey Industries Inc (d)	12,500	733			$27,316
Vectren Corp	36,203	1,627
Western Gas Equity Partners LP (b),(d)	98,577	6,084	Miscellaneous Manufacturing - 0.14%
			Siemens AG	72,471	8,174
		$146,668	SPX Corp	56,888	5,393
Healthcare - Products - 0.02%					$13,567
Fisher & Paykel Healthcare Corp Ltd	372,448	1,628	Office & Business Equipment - 0.10%
			Seiko Epson Corp	32,700	1,518
Healthcare - Services - 0.11%			Xerox Corp	598,733	7,951
HealthSouth Corp	121,985	4,920			$9,469
Select Medical Holdings Corp	92,025	1,327
WellPoint Inc	37,950	4,808	Office Furnishings - 0.01%
		$11,055	Steelcase Inc	75,292	1,334

Holding Companies - Diversified - 0.24%
Cengage Learning Holdings II LP (a)	34,465	965	Oil & Gas - 1.56%
			Baytex Energy Corp	27,600	843
China Merchants Holdings International Co	7,148,000	22,595	Bonterra Energy Corp	37,349	1,679
Ltd			BP PLC ADR	80,000	3,477
		$23,560	Chevron Corp (d)	102,795	12,330
Home Builders - 0.14%			ConocoPhillips (d)	302,791	21,846
Berkeley Group Holdings PLC	57,296	2,096	Eni SpA	365,248	7,782
Galliford Try PLC	51,519	1,008	Exxon Mobil Corp (d)	190,942	18,466
Iida Group Holdings Co Ltd	138,700	1,541	Hess Corp	13,000	1,103
Persimmon PLC (a)	397,088	9,326	Marathon Oil Corp	261,209	9,247
		$13,971	Occidental Petroleum Corp	50,000	4,446
			PBF Energy Inc	375,181	9,781
Insurance - 0.98%			Royal Dutch Shell PLC ADR	100,000	7,179
AXA SA	673,005	15,545	Royal Dutch Shell PLC - A Shares	203,592	7,273
Beazley PLC	376,266	1,580	Royal Dutch Shell PLC - B Shares	442,138	16,335
Challenger Ltd/Australia	215,797	1,327	Statoil ASA	377,358	8,636
Direct Line Insurance Group PLC	1,771,790	7,838	Total SA	149,297	8,914
Hannover Rueck SE	53,935	4,502	Valero Energy Corp	138,228	6,924
Horace Mann Educators Corp	86,892	2,642	Valero Energy Partners LP (b)	158,463	6,766
Insurance Australia Group Ltd	2,413,864	13,958	Vermilion Energy Inc	13,996	794
Old Republic International Corp	96,652	1,428

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Oil & Gas (continued)			REITS - 3.86%
Whitecap Resources Inc	134,340	$1,739	AEON REIT Investment Corp	815	$ 1,026
		$155,560	Agree Realty Corp	128,140	3,922
			AIMS AMP Capital Industrial REIT	975,150	1,131
Oil & Gas Services - 0.01%			Alexandria Real Estate Equities Inc	49,620	4,118
BW Offshore Ltd	1,034,081	1,270	Altarea SCA	18,100	3,040
			American Realty Capital Properties Inc	396,216	3,514
Pharmaceuticals - 1.01%			American Tower Corp	100,000	9,750
AbbVie Inc	504,478	32,014	Apartment Investment & Management Co	134,390	4,810
Merck & Co Inc	419,233	24,291	Ascendas Real Estate Investment Trust	878,000	1,525
Novartis AG	102,731	9,534	Ashford Hospitality Trust Inc (d)	168,350	1,902
Pfizer Inc (d)	837,473	25,082	Assura Group Ltd	11,008,192	8,763
Recordati SpA	70,912	1,227	Astro Japan Property Group (b)	950,051	3,688
Roche Holding AG	27,770	8,195	Australian Industrial REIT	459,167	832
		$100,343	Aviv REIT Inc	111,643	3,766
			Boston Properties Inc (d)	55,177	6,994
Pipelines - 5.40%			Brandywine Realty Trust	92,827	1,432
Access Midstream Partners LP (d)	210,462	13,110	Camden Property Trust (d)	46,519	3,567
Buckeye Partners LP (d)	356,435	26,875	Campus Crest Communities Inc (d)	356,981	2,263
DCP Midstream Partners LP (b),(d)	298,337	15,797
			Canadian Apartment Properties REIT	150,231	3,332
Enbridge Energy Partners LP	176,603	6,370	CapitaCommercial Trust	2,150,000	2,796
Enbridge Inc	126,055	5,965	CBL & Associates Properties Inc	253,770	4,855
Energy Transfer Equity LP (d)	672,949	39,273
			Colony Financial Inc	272,693	6,076
EnLink Midstream Partners LP	149,881	4,496	Crown Castle International Corp	150,535	11,760
Enterprise Products Partners LP (d)	1,533,270	56,578	CubeSmart (d)	178,040	3,748
Genesis Energy LP (d)	212,915	10,216	CYS Investments Inc (d)	176,793	1,579
Magellan Midstream Partners LP (b),(d)	561,122	45,939
			Daiwa Office Investment Corp	433	2,329
MarkWest Energy Partners LP (d)	290,599	20,356	DCT Industrial Trust Inc (d)	326,370	2,797
MPLX LP (b),(d)	201,496	13,436
			DDR Corp	245,530	4,454
Oiltanking Partners LP (b),(d)	253,496	11,554	Digital Realty Trust Inc (b)	99,020	6,831
ONEOK Inc	270,703	15,955	Duke Realty Corp	781,270	14,813
Pembina Pipeline Corp	281,580	11,682	Education Realty Trust Inc	384,691	4,332
Phillips 66 Partners LP	106,256	7,405	EPR Properties (d)	125,261	7,028
Plains All American Pipeline LP (b),(d)	749,784	42,250	Equity One Inc (d)	205,872	4,941
Plains GP Holdings LP	126,219	3,620	Equity Residential	53,046	3,690
Regency Energy Partners LP (d)	370,889	11,127	Essex Property Trust Inc (d)	23,459	4,733
Shell Midstream Partners LP (a)	131,319	4,424
			Eurocommercial Properties NV	44,000	2,009
Spectra Energy Corp	512,209	20,043	Federation Centres	2,246,617	5,395
Sunoco Logistics Partners LP (b),(d)	780,251	37,241
Targa Resources Partners LP (d)	146,606	8,955	Fortune Real Estate Investment Trust	1,475,000	1,346
Tesoro Logistics LP (b),(d)	339,960	19,140	Frasers Commercial Trust	2,517,000	2,782
			General Growth Properties Inc	106,930	2,771
TransCanada Corp	558,798	27,542	Geo Group Inc/The	206,191	8,235
TransCanada Corp (d)	20,000	986
Western Gas Partners LP (b),(d)	237,965	16,634	Granite Real Estate Investment Trust	24,900	918
			Great Portland Estates PLC	211,548	2,328
Williams Cos Inc/The (d)	541,418	30,054	Hospitality Properties Trust (d)	128,710	3,811
Williams Partners LP	200,000	10,310	Host Hotels & Resorts Inc	770,012	17,949
		$537,333	ICADE	50,000	3,979
			Industria REIT (b)	1,500,374	2,635
Publicly Traded Investment Fund - 0.01%
THL Credit Inc	97,482	1,254	Japan Hotel REIT Investment Corp	6,200	3,845
			Japan Logistics Fund Inc	600	1,348
			Kenedix Office Investment Corp	824	4,406
Real Estate - 0.70%			Kenedix Residential Investment Corp	935	2,450
Agile Property Holdings Ltd	2,086,000	1,176	Keppel REIT	1,618,000	1,538
Agile Property Holdings Ltd - Rights (a)	260,750	17	Kite Realty Group Trust	46,730	1,210
Atrium European Real Estate Ltd (a),(b)	327,000	1,713	Klepierre	97,000	4,198
Citycon OYJ	885,102	2,868	Land Securities Group PLC	341,856	6,066
Croesus Retail Trust	7,066,000	5,168	Lexington Realty Trust	138,816	1,521
Deutsche Annington Immobilien SE	95,000	2,750	Liberty Property Trust (d)	162,245	5,641
Fabege AB	250,900	3,221	Link REIT/The	2,046,500	12,035
Hyprop Investments Ltd	216,497	1,890	Londonmetric Property PLC	200,000	472
Kerry Properties Ltd	510,000	1,749	Medical Properties Trust Inc	394,070	5,316
Mitsubishi Estate Co Ltd	441,200	11,239	Mirvac Group	1,833,543	2,909
Mitsui Fudosan Co Ltd	321,400	10,338	Nomura Real Estate Master Fund Inc	2,794	3,378
New World Development Co Ltd	2,463,000	3,096	NorthStar Realty Finance Corp	100,165	1,861
Nomura Real Estate Holdings Inc	145,800	2,577	Prologis Inc	199,250	8,299
Religare Health Trust	4,335,000	3,325	Public Storage (d)	16,597	3,059
Shenzhen Investment Ltd	6,196,000	1,790	Pure Industrial Real Estate Trust	350,000	1,385
Shimao Property Holdings Ltd	1,926,500	4,146	RLJ Lodging Trust	98,915	3,187
Sponda OYJ	782,145	3,581	Sabra Health Care REIT Inc	174,280	4,979
Sun Hung Kai Properties Ltd	459,400	6,855	Saul Centers Inc	36,500	2,006
Sun Hung Kai Properties Ltd - Warrants (a),(b)	20,533	45	Segro PLC	211,276	1,287
Wheelock & Co Ltd	250,000	1,205	Simon Property Group Inc (d)	118,357	21,211
WP Carey Inc	19,607	1,328	SL Green Realty Corp	17,180	1,988
		$70,077	Spring Real Estate Investment Trust	12,748,000	5,912

See accompanying notes

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

REITS (continued)			Telecommunications (continued)
STAG Industrial Inc	135,713	$3,311	Vodafone Group PLC ADR	33,000	$1,096
Stockland	1,560,000	5,833			$172,507
Summit Hotel Properties Inc	578,340	6,732
Sun Communities Inc	146,460	8,490	Transportation - 1.05%
Vastned Retail NV	86,000	3,927	AP Moeller - Maersk A/S - B shares	1,710	3,990
Ventas Inc	150,000	10,277	Asciano Ltd	2,139,310	11,834
			CEVA Group PLC (a)	123	117
Vornado Realty Trust	74,390	8,144
Washington Prime Group Inc (d)	144,103	2,541	Deutsche Post AG	127,212	4,006
Wereldhave NV	60,000	4,919	East Japan Railway Co	80,000	6,248
Westfield Corp	930,000	6,535	Groupe Eurotunnel SA	1,227,942	15,520
Workspace Group PLC	160,000	1,684	Hutchison Port Holdings Trust	15,044,939	10,159
		$384,195	Kamigumi Co Ltd	812,000	7,829
			Koninklijke Vopak NV	158,785	7,963
Retail - 0.42%			Norfolk Southern Corp	67,020	7,415
Abercrombie & Fitch Co	142,948	4,786	Union Pacific Corp (d)	248,964	28,992
ANTA Sports Products Ltd	590,000	1,158			$104,073
Aoyama Trading Co Ltd	79,400	1,888
GameStop Corp	38,965	1,666	Water - 0.42%
Home Depot Inc/The	118,736	11,579	Aguas Andinas SA	15,488,880	9,340
			American Water Works Co Inc (d)	189,000	10,087
Lowe's Cos Inc	182,131	10,418
Macy's Inc	130,122	7,524	Cia de Saneamento Basico do Estado de Sao	1,273,044	9,879
Man Wah Holdings Ltd	396,400	593	Paulo ADR
Superior Plus Corp	71,700	777	Guangdong Investment Ltd	3,118,000	4,102
Wendy's Co/The	123,206	988	Suez Environnement Co	467,338	7,873
		$41,377			$41,281
			TOTAL COMMON STOCKS		$3,090,939
Savings & Loans - 0.02%			INVESTMENT COMPANIES - 3.25%	Shares Held	Value (000	's)
New York Community Bancorp Inc	72,558	1,157
Provident Financial Services Inc	69,396	1,265	Publicly Traded Investment Fund - 3.25%
		$2,422	JP Morgan Prime Money Market Fund	171,043,430	171,043
			Morgan Stanley Institutional Liquidity Funds -	151,880,771	151,881
Semiconductors - 0.28%			Government Portfolio
Holtek Semiconductor Inc	972,000	1,653			$322,924
Intel Corp	614,168	20,888	TOTAL INVESTMENT COMPANIES		$322,924
Intersil Corp	183,679	2,441	PREFERRED STOCKS - 2.86%	Shares Held	Value (000	's)
King Yuan Electronics Co Ltd	3,200,000	2,535
		$27,517	Banks - 0.93%
			AgriBank FCB	33,000	3,387
Shipbuilding - 0.01%			Bank of America Corp 6.63%; Series I	18,146	468
Yangzijiang Shipbuilding Holdings Ltd	1,296,000	1,141	Bank of New York Mellon Corp/The	73,500	1,752
			Barclays Bank PLC 8.13%	169,800	4,383
Software - 0.28%			Citigroup Inc 6.88%; Series K	163,700	4,381
Microsoft Corp	594,642	27,918	Citigroup Inc 7.13%; Series J	223,000	6,034
			Deutsche Bank Contingent Capital Trust II	366,970	9,508
			Fifth Third Bancorp	209,585	5,686
Storage & Warehousing - 0.04%			GMAC Capital Trust I	207,000	5,533
Safestore Holdings PLC	1,318,258	4,391	Goldman Sachs Group Inc/The	32,200	771
			HSBC Holdings PLC 8.00%	13,300	356
Telecommunications - 1.73%			HSBC USA Inc 2.86%	214,384	10,632
AT&T Inc	60,000	2,090	HSBC USA Inc 4.50%	86,343	2,165
BCE Inc (d)	490,000	21,790	ING Groep NV 6.13%	146,000	3,666
Belgacom SA	139,754	5,278	JP Morgan Chase & Co	34,800	804
Bezeq The Israeli Telecommunication Corp	758,273	1,296	Lloyds Banking Group PLC	64,850	1,702
Ltd			Morgan Stanley	4,021	110
BT Group PLC	1,090,000	6,426	PNC Financial Services Group Inc/The	234,700	6,393
BT Group PLC ADR	20,000	1,180	Royal Bank of Scotland Group PLC 5.75%;	218,454	5,127
CenturyLink Inc (d)	280,000	11,614	Series L
Cleveland Unlimited Inc - Warrants (a),(b),(c)	2,756	11	State Street Corp 5.25%; Series C	273,512	6,676
Consolidated Communications Holdings Inc	47,711	1,236	State Street Corp 5.90%; Series D	65,000	1,696
Eutelsat Communications SA	373,512	12,109	TCF Financial Corp	48,227	1,291
Freenet AG	77,782	2,041	US Bancorp/MN - Series G	366,691	9,923
KDDI Corp	155,400	10,205	Wells Fargo & Co 6.63%	1,861	52
Nippon Telegraph & Telephone Corp	274,500	17,079			$92,496
NTELOS Holdings Corp	68,054	686	Diversified Financial Services - 0.03%
NTT DOCOMO Inc	939,900	15,852	Affiliated Managers Group Inc 5.25%	45,485	1,161
Orange SA	563,125	8,965	Affiliated Managers Group Inc 6.38%	42,255	1,101
PCCW Ltd	2,285,000	1,453	General Electric Capital Corp 4.70%	1,217	29
Rogers Communications Inc	163,400	6,144	General Electric Capital Corp 4.88%	31,317	778
SK Telecom Co Ltd	31,709	7,946	Morgan Stanley Capital Trust V	2,003	51
TDC A/S	154,321	1,179			$3,120
Telekom Malaysia Bhd	2,240,200	4,905
Telstra Corp Ltd	1,972,545	9,816	Electric - 0.31%
Verizon Communications Inc (d)	440,000	22,110	Duke Energy Corp	19,669	477
			Entergy Arkansas Inc 4.90%	17,312	411

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

PREFERRED STOCKS (continued)	Shares Held Value (000's)		PREFERRED STOCKS (continued)	Shares Held Value (000's)

Electric (continued)			Transportation - 0.18%
Entergy Arkansas Inc 5.75%	77,527	$1,972	CEVA Group PLC (a)		267	$254
Entergy Louisiana LLC 4.70%	203,100	4,511	Seaspan Corp		704,000	17,952
Entergy Louisiana LLC 5.88%	11,790	302				$18,206
Entergy New Orleans Inc	56,900	1,376	TOTAL PREFERRED STOCKS			$284,662
Integrys Energy Group Inc	81,123	2,119		Principal
Interstate Power & Light Co	102,658	2,577	BONDS- 56.77%	Amount (000's) Value (000's)
NextEra Energy Capital Holdings Inc - Series	360,617	8,175
I			Advertising - 0.44%
PPL Capital Funding Inc	50,000	1,217	Alliance Data Systems Corp
			5.38%, 08/01/2022 (e)		$13,300	$13,500
SCANA Corp	5,427	138
Southern California Edison Co	80,000	8,153	MDC Partners Inc
			6.75%, 04/01/2020 (e)		20,800	21,580
		$31,428
			Sitel LLC / Sitel Finance Corp
Hand & Machine Tools - 0.01%			11.00%, 08/01/2017 (e)		8,000	8,240
Stanley Black & Decker Inc	36,230	915				$43,320

			Aerospace & Defense - 0.26%
Insurance - 0.74%			Finmeccanica Finance SA
Aegon NV 6.38%	331,071	8,452	4.50%, 01/19/2021	EUR	3,600	4,780
Aflac Inc	277,742	6,888	GenCorp Inc
Allstate Corp/The 6.63%; Series E	122,903	3,237	7.13%, 03/15/2021		$3,800	4,037
Allstate Corp/The 6.75%; Series C	43,714	1,180	LMI Aerospace Inc
American Financial Group Inc/OH 5.75%	23,178	574	7.38%, 07/15/2019 (e)		2,850	2,850
American Financial Group Inc/OH 6.38%	23,903	627	TransDigm Inc
American Financial Group Inc/OH 7.00%	34,705	910	5.50%, 10/15/2020		9,945	9,945
Arch Capital Group Ltd	92,770	2,481	6.00%, 07/15/2022		2,540	2,569
Aspen Insurance Holdings Ltd 5.95%	412,037	10,659	6.50%, 07/15/2024		1,900	1,957
Aspen Insurance Holdings Ltd 7.25%	132,920	3,518				$26,138
Axis Capital Holdings Ltd 6.88%	141,123	3,761
Delphi Financial Group Inc 7.38%	291,374	7,239	Agriculture - 0.25%
Hartford Financial Services Group Inc/The	161,051	4,877	Vector Group Ltd
PartnerRe Ltd 7.25%	149,437	4,092	7.75%, 02/15/2021		22,626	24,521
Protective Life Corp 6.25%	142,753	3,705
Prudential PLC 6.75%	2,800	72	Automobile Manufacturers - 0.22%
Reinsurance Group of America Inc	40,000	1,117	CNH Industrial Finance Europe SA
RenaissanceRe Holdings Ltd - Series E	43,871	1,009	6.25%, 03/09/2018	EUR	2,200	3,087
Torchmark Corp	120,550	3,023	Fiat Chrysler Finance Europe
WR Berkley Corp	32,214	777	6.75%, 10/14/2019		2,100	3,007
XLIT Ltd	6,623	5,522	7.75%, 10/17/2016		2,550	3,515
		$73,720	Jaguar Land Rover Automotive PLC
			4.25%, 11/15/2019 (e)		$2,800	2,814
Media - 0.03%
Comcast Corp	103,036	2,620	8.25%, 03/15/2020	GBP	500	878
			Peugeot SA
			6.50%, 01/18/2019	EUR	3,300	4,727
REITS - 0.28%			Renault SA
Digital Realty Trust Inc - Series E	40,632	1,052	3.13%, 03/05/2021		2,750	3,663
Digital Realty Trust Inc - Series F	10,506	265				$21,691
Digital Realty Trust Inc - Series H	4,675	125
Equity Residential	20,702	1,289	Automobile Parts & Equipment - 0.16%
Kimco Realty Corp 5.50%	112,037	2,650	Gestamp Funding Luxembourg SA
Kimco Realty Corp 6.00%	3,000	76	5.88%, 05/31/2020		3,300	4,351
National Retail Properties Inc	80,925	2,102	GKN Holdings PLC
Prologis Inc - Series Q	92,034	5,830	5.38%, 09/19/2022	GBP	400	719
PS Business Parks Inc - Series R	111,763	2,884	Metalsa SA de CV
Public Storage Inc 5.20%; Series W	61,717	1,418	4.90%, 04/24/2023 (e)		$2,083	2,000
Public Storage Inc 6.00%; Series Z	31,149	785	Samvardhana Motherson Automotive Systems
Public Storage Inc 6.38%; Series Y	22,057	570	Group BV
Realty Income Corp - Series F	99,799	2,692	4.13%, 07/15/2021	EUR	2,600	3,161
Ventas Realty LP / Ventas Capital Corp	53,425	1,316	Schaeffler Holding Finance BV
Vornado Realty Trust - Series J	165,424	4,466	5.75%, PIK 5.75%, 11/15/2021 (e),(f)		2,550	3,299
		$27,520	6.88%, PIK 7.63%, 08/15/2018 (f)		2,052	2,700
						$16,230
Savings & Loans - 0.02%
First Niagara Financial Group Inc	71,800	2,003	Banks- 1.71%
			Abbey National Capital Trust I
			8.96%, 12/31/2049		$2,300	2,947
Telecommunications - 0.33%			ABN AMRO Bank NV
Centaur Funding Corp 9.08% (e)	11,900	14,934	6.25%, 09/13/2022 (g)		2,000	2,188
Qwest Corp 7.00%	60,104	1,542	Alfa Bank OJSC Via Alfa Bond Issuance
Qwest Corp 7.38%	165,676	4,370	PLC
Qwest Corp 7.50%	168,725	4,505	7.50%, 09/26/2019 (e)		4,265	4,217
Telephone & Data Systems Inc 6.88%	25,608	645	Banco do Brasil SA/Cayman
Telephone & Data Systems Inc 7.00%	151,457	3,862	6.25%, 12/29/2049 (e),(g)		3,000	2,355
Verizon Communications Inc	107,169	2,776	Bancolombia SA
		$32,634	5.13%, 09/11/2022		3,696	3,770

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Banks (continued)			Building Materials (continued)
Bank of America Corp			Cemex Finance LLC
6.25%, 09/29/2049 (g)	$4,600	$4,594	9.38%, 10/12/2022 (e)		$2,347	$2,705
8.13%, 12/29/2049 (g)	2,117	2,297	Cemex SAB de CV
Barclays PLC			7.25%, 01/15/2021 (e)		861	929
6.63%, 06/29/2049 (g)	1,961	1,877	Grupo Isolux Corsan Finance BV
8.25%, 12/29/2049 (g)	4,000	4,130	6.63%, 04/15/2021	EUR	1,300	1,564
BBVA Bancomer SA/Texas			HeidelbergCement Finance Luxembourg SA
6.75%, 09/30/2022 (e)	1,615	1,829	7.50%, 04/03/2020		3,850	6,047
BNP Paribas SA			9.50%, 12/15/2018		1,150	1,860
7.20%, 06/29/2049 (e)	1,300	1,499	Kerneos Corporate SAS
BPCE SA			5.75%, 03/01/2021		2,200	2,743
13.00%, 08/29/2049	1,581	1,726	Lafarge SA
Cadence Financial Corp			4.75%, 09/30/2020		3,800	5,548
4.88%, 06/28/2019 (b),(e)	3,500	3,517	Norbord Inc
Citigroup Inc			5.38%, 12/01/2020 (e)		$2,500	2,456
6.30%, 12/29/2049 (g)	6,500	6,459				$29,696
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA/Netherlands			Chemicals - 0.63%
11.00%, 12/29/2049 (e),(g)	11,115	14,505	Axalta Coating Systems US Holdings Inc /
Corestates Capital III			Axalta Coating Systems Dutch Holding B
0.80%, 02/15/2027 (e),(g)	500	435	5.75%, 02/01/2021	EUR	3,980	5,207
Credit Agricole SA			Braskem America Finance Co
			7.13%, 07/22/2041 (e)		$600	612
8.38%, 12/31/2049 (e),(g)	1,900	2,202
Credit Suisse Group AG			Braskem Finance Ltd
6.25%, 12/29/2049 (e),(g)	7,200	7,002	5.75%, 04/15/2021		1,988	2,077
			7.38%, 10/29/2049 (e)		1,533	1,586
7.50%, 12/29/2049 (e),(g)	1,000	1,063
Development Bank of Kazakhstan JSC			Celanese US Holdings LLC
5.50%, 12/20/2015	200	207	3.25%, 10/15/2019	EUR	1,400	1,789
First Hawaiian Capital I			EuroChem Mineral & Chemical Co OJSC via
8.34%, 07/01/2027	2,000	2,028	EuroChem GI Ltd
			5.13%, 12/12/2017 (e)		$1,550	1,519
Goldman Sachs Group Inc/The
5.70%, 12/29/2049 (g)	2,000	2,045	Huntsman International LLC
HSBC Capital Funding LP/Jersey			5.13%, 04/15/2021	EUR	2,700	3,524
10.18%, 12/29/2049 (e),(g)	4,000	5,970	INEOS Group Holdings SA
HSBC USA Capital Trust I			5.75%, 02/15/2019		3,900	4,865
7.81%, 12/15/2026 (e)	300	304	Mexichem SAB de CV
			5.88%, 09/17/2044 (e)		$4,227	4,227
HSBC USA Capital Trust II
8.38%, 05/15/2027 (e)	1,980	2,006	Nexeo Solutions LLC / Nexeo Solutions
Itau Unibanco Holding SA/Cayman Island			Finance Corp
5.65%, 03/19/2022 (e)	1,100	1,129	8.38%, 03/01/2018		2,290	2,244
JP Morgan Chase & Co			OCP SA
			5.63%, 04/25/2024 (e)		1,958	2,054
6.13%, 12/29/2049 (g)	5,500	5,486
6.75%, 01/29/2049 (g)	13,700	14,434	Sinochem Offshore Capital Co Ltd
			3.25%, 04/29/2019 (e)		10,603	10,762
KeyCorp Capital III
7.75%, 07/15/2029	795	971	SPCM SA
			6.00%, 01/15/2022 (e)		4,100	4,305
M&T Bank Corp
6.45%, 12/29/2049 (g)	535	570	TPC Group Inc
			8.75%, 12/15/2020 (e)		16,665	17,436
Morgan Stanley
5.45%, 07/29/2049 (g)	1,250	1,256				$62,207
Nordea Bank AB			Coal- 0.73%
5.50%, 09/29/2049 (e),(g)	4,100	4,141	CONSOL Energy Inc
5.50%, 09/29/2049 (g)	2,700	2,727	5.88%, 04/15/2022 (e)		10,551	10,709
6.13%, 12/29/2049 (e),(g)	2,000	2,004	Foresight Energy LLC / Foresight Energy
PNC Financial Services Group Inc/The			Corp
6.75%, 07/29/2049 (g)	8,500	9,278	7.88%, 08/15/2021 (e)		38,815	40,368
Provident Funding Associates LP / PFG			Natural Resource Partners LP / NRP Finance
Finance Corp			Corp
6.75%, 06/15/2021 (e)	13,020	12,987	9.13%, 10/01/2018 (e)		4,000	4,000
Societe Generale SA			Peabody Energy Corp
0.98%, 12/29/2049 (e),(g)	3,000	2,700	6.00%, 11/15/2018		2,830	2,738
7.88%, 12/29/2049 (e),(g)	2,000	2,000	6.25%, 11/15/2021		15,805	14,965
8.25%, 09/29/2049 (g)	5,500	5,811				$72,780
Standard Chartered PLC
7.01%, 07/29/2049 (e)	4,100	4,582	Commercial Services - 0.78%
UBS Preferred Funding Trust V			AA Bond Co Ltd
6.24%, 05/29/2049	5,000	5,197	9.50%, 07/31/2043	GBP	3,150	5,548
Wells Fargo & Co			ADT Corp/The
7.98%, 12/31/2049 (g)	12,000	13,226	6.25%, 10/15/2021		$6,000	6,300
		$169,671	Anna Merger Sub Inc
			7.75%, 10/01/2022 (e)		2,650	2,700
Building Materials - 0.30%			Avis Budget Finance PLC
Ainsworth Lumber Co Ltd			6.00%, 03/01/2021	EUR	2,700	3,553
7.50%, 12/15/2017 (e)	5,646	5,844

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Commercial Services (continued)				Diversified Financial Services (continued)
Brand Energy & Infrastructure Services Inc				National Financial Partners Corp
8.50%, 12/01/2021 (e)		$7,778	$7,749	9.00%, 07/15/2021 (e)		$6,475	$6,880
Ceridian LLC / Comdata Inc				Nationstar Mortgage LLC / Nationstar Capital
8.13%, 11/15/2017 (e)		2,050	2,050	Corp
FTI Consulting Inc				6.50%, 07/01/2021		3,565	3,315
6.75%, 10/01/2020		6,319	6,666	6.50%, 06/01/2022		3,500	3,255
Iron Mountain Europe PLC				7.88%, 10/01/2020		3,800	3,743
6.13%, 09/15/2022 (e)	GBP	2,000	3,239	Oxford Finance LLC / Oxford Finance Co-
Jaguar Holding Co I				Issuer Inc
9.38%, 10/15/2017 (e)		$20,282	20,764	7.25%, 01/15/2018 (e)		1,085	1,123
Jaguar Holding Co II / Jaguar Merger Sub Inc				Schahin II Finance Co SPV Ltd
9.50%, 12/01/2019 (e)		6,345	6,805	5.88%, 09/25/2023 (e)		1,331	1,258
Live Nation Entertainment Inc				SUAM Finance BV
7.00%, 09/01/2020 (e)		2,000	2,125	4.88%, 04/17/2024 (e)		2,921	2,994
Midas Intermediate Holdco II LLC / Midas							$105,813
Intermediate Holdco II Finance Inc
7.88%, 10/01/2022 (e)		3,238	3,238	Electric - 0.46%
Prospect Medical Holdings Inc				AES Corp/VA
8.38%, 05/01/2019 (e)		1,550	1,658	7.38%, 07/01/2021		6,764	7,717
Truven Health Analytics Inc				Centrais Eletricas Brasileiras SA
10.63%, 06/01/2020		5,010	5,361	5.75%, 10/27/2021		2,812	2,858
			$77,756	Comision Federal de Electricidad
				4.88%, 01/15/2024 (e)		891	940
Computers - 0.08%				Dominion Resources Inc/VA
NCR Corp				7.50%, 06/30/2066		700	742
6.38%, 12/15/2023 (e)		6,900	7,280	EDP Finance BV
6.38%, 12/15/2023		600	633	4.13%, 01/20/2021	EUR	3,850	5,259
			$7,913	Electricite de France SA
				5.25%, 01/29/2049 (e),(g)		$4,390	4,555
Consumer Products - 0.34%				Enel SpA
Central Garden and Pet Co				5.00%, 01/15/2075 (g)	EUR	1,800	2,377
8.25%, 03/01/2018		22,050	21,967	Inkia Energy Ltd
Spectrum Brands Inc				8.38%, 04/04/2021 (e)		$525	568
6.38%, 11/15/2020		3,945	4,182	Listrindo Capital BV
6.63%, 11/15/2022		6,945	7,449	6.95%, 02/21/2019 (e)		5,450	5,804
			$33,598	Majapahit Holding BV
Distribution & Wholesale - 0.20%				7.75%, 01/20/2020 (e)		1,730	2,013
Global Partners LP / GLP Finance Corp				7.88%, 06/29/2037		1,375	1,657
6.25%, 07/15/2022 (e)		770	763	NextEra Energy Capital Holdings Inc
Li & Fung Ltd				7.30%, 09/01/2067 (g)		5,000	5,409
6.00%, 11/25/2049		4,500	4,753	Perusahaan Listrik Negara PT
VWR Funding Inc				5.50%, 11/22/2021 (e)		1,400	1,487
7.25%, 09/15/2017		13,705	14,390	RWE AG
				7.00%, 10/12/2072 (g)		4,300	4,665
			$19,906
							$46,051
Diversified Financial Services - 1.06%
Charles Schwab Corp/The				Electrical Components & Equipment - 0.05%
7.00%, 02/28/2049 (g)		4,198	4,893	WESCO Distribution Inc
CIMPOR Financial Operations BV				5.38%, 12/15/2021		4,830	4,854
5.75%, 07/17/2024 (e)		2,700	2,596
Citigroup Capital III				Electronics - 0.13%
7.63%, 12/01/2036		8,600	10,714	Techem Energy Metering Service GmbH &
Credit Acceptance Corp				Co KG
6.13%, 02/15/2021 (e)		17,100	17,698
				7.88%, 10/01/2020	EUR	4,735	6,544
General Electric Capital Corp				Trionista TopCo GmbH
6.25%, 12/31/2049 (g)		2,600	2,844
7.13%, 12/29/2049 (g)		3,300	3,845	6.88%, 04/30/2021		4,600	6,039
							$12,583
Icahn Enterprises LP / Icahn Enterprises
Finance Corp				Energy - Alternate Sources - 0.11%
4.88%, 03/15/2019		5,500	5,596	ContourGlobal Power Holdings SA
5.88%, 02/01/2022		3,900	4,007	7.13%, 06/01/2019 (e)		$11,150	11,178
6.00%, 08/01/2020		2,400	2,520
Infinity Acquisition LLC / Infinity Acquisition				Engineering & Construction - 0.29%
Finance Corp				AECOM Technology Corp
7.25%, 08/01/2022 (e)		5,200	4,862
				5.75%, 10/15/2022 (e)		1,200	1,263
Jefferies Finance LLC / JFIN Co-Issuer Corp				5.88%, 10/15/2024 (e)		4,000	4,230
7.38%, 04/01/2020 (e)		3,300	3,284
7.50%, 04/15/2021 (e)		10,100	10,050	Deutsche Raststaetten Gruppe IV GmbH
				6.75%, 12/30/2020	EUR	3,250	4,307
Jefferies LoanCore LLC / JLC Finance Corp				Heathrow Finance PLC
6.88%, 06/01/2020 (e)		6,450	6,272
				7.13%, 03/01/2017	GBP	3,075	5,262
MAF Global Securities Ltd
7.13%, 10/29/2049 (g)		3,700	4,064

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's)		Value (000's)

Engineering & Construction (continued)				Forest Products & Paper - 0.10%
Michael Baker Holdings LLC / Micahel Baker				Cascades Inc
Finance Corp				5.50%, 07/15/2022 (e)		$6,400	$6,320
8.88%, PIK 9.63%, 04/15/2019 (e),(f)		$6,100	$6,039	Smurfit Kappa Acquisitions
Michael Baker International LLC / CDL				3.25%, 06/01/2021	EUR	2,800	3,509
Acquisition Co Inc							$9,829
8.25%, 10/15/2018 (e)		6,050	6,141
Novafives SAS				Gas- 0.25%
4.50%, 06/30/2021	EUR	1,300	1,614	LBC Tank Terminals Holding Netherlands
			$28,856	BV
				6.88%, 05/15/2023 (e)		$11,050	11,768
Entertainment - 0.47%				NGL Energy Partners LP / NGL Energy
Choctaw Resort Development Enterprise				Finance Corp
7.25%, 11/15/2019 (e)		$6,527	6,478	6.88%, 10/15/2021 (e)		8,555	9,090
DreamWorks Animation SKG Inc				Perusahaan Gas Negara Persero Tbk PT
6.88%, 08/15/2020 (e)		8,956	9,359	5.13%, 05/16/2024 (e)		3,825	3,925
GLP Capital LP / GLP Financing II Inc							$24,783
5.38%, 11/01/2023		1,625	1,710
Great Canadian Gaming Corp				Hand & Machine Tools - 0.01%
6.63%, 07/25/2022 (e)	CAD	845	787	Stanley Black & Decker Inc
Regal Entertainment Group				5.75%, 12/15/2053		450	485
5.75%, 03/15/2022		$2,000	1,955
5.75%, 06/15/2023		2,500	2,400	Healthcare - Products - 0.21%
Vougeot Bidco PLC				ConvaTec Finance International SA
7.88%, 07/15/2020	GBP	1,800	2,880	8.25%, PIK 9.00%, 01/15/2019 (e),(f)		2,000	2,043
WMG Acquisition Corp				Fresenius Finance BV
5.63%, 04/15/2022 (e)		$1,800	1,809	3.00%, 02/01/2021	EUR	1,900	2,510
6.00%, 01/15/2021 (e)		2,286	2,343	Halyard Health Inc
6.75%, 04/15/2022 (e)		17,085	16,829	6.25%, 10/15/2022 (e)		$4,225	4,320
			$46,550	Mallinckrodt International Finance SA
				4.75%, 04/15/2023		2,800	2,688
Food- 1.14%				Physio-Control International Inc
Bakkavor Finance 2 PLC				9.88%, 01/15/2019 (e)		8,212	8,849
8.25%, 02/15/2018	GBP	2,550	4,140
Boparan Finance PLC							$20,410
5.50%, 07/15/2021		3,500	5,067	Healthcare - Services - 1.15%
Bumble Bee Holdco SCA				Acadia Healthcare Co Inc
9.63%, PIK 10.38%, 03/15/2018 (e),(f)		$6,950	7,245	5.13%, 07/01/2022 (e)		11,650	11,577
Cencosud SA				6.13%, 03/15/2021		2,750	2,849
4.88%, 01/20/2023 (e)		1,849	1,847	Amsurg Corp
5.50%, 01/20/2021 (e)		352	376	5.63%, 07/15/2022 (e)		12,490	12,941
Cosan Luxembourg SA				Care UK Health & Social Care PLC
5.00%, 03/14/2023 (e)		3,671	3,533	5.56%, 07/15/2019 (e),(g)	GBP	3,000	4,463
ESAL GmbH				CHS/Community Health Systems Inc
6.25%, 02/05/2023 (e)		4,221	4,306	5.13%, 08/01/2021		$2,000	2,090
Findus Bondco SA				6.88%, 02/01/2022 (e)		3,000	3,233
9.13%, 07/01/2018	EUR	2,505	3,312	DaVita HealthCare Partners Inc
FPC Finance Ltd				5.75%, 08/15/2022		9,190	9,741
6.00%, 06/28/2019		$1,850	1,982	FMC Finance VII SA
FPT Finance Ltd				5.25%, 02/15/2021	EUR	1,000	1,457
6.38%, 09/28/2020		1,000	1,096	Fresenius Medical Care US Finance II Inc
JBS USA LLC / JBS USA Finance Inc				4.75%, 10/15/2024 (e)		$5,000	5,016
5.88%, 07/15/2024 (e)		3,250	3,266	HCA Inc
KeHE Distributors LLC / KeHE Finance				5.25%, 04/15/2025		6,000	6,218
Corp				Holding Medi-Partenaires SAS
7.63%, 08/15/2021 (e)		7,625	8,102	7.00%, 05/15/2020	EUR	1,260	1,650
Minerva Luxembourg SA				MedImpact Holdings Inc
7.75%, 01/31/2023 (e)		3,872	4,046	10.50%, 02/01/2018 (e)		$8,050	8,592
Olam International Ltd				MPH Acquisition Holdings LLC
5.75%, 09/20/2017		3,341	3,475	6.63%, 04/01/2022 (e)		2,380	2,490
Premier Foods Finance PLC				Priory Group No 3 PLC
6.50%, 03/15/2021	GBP	2,900	4,171	7.00%, 02/15/2018	GBP	2,800	4,675
R&R PIK PLC				ResCare Inc
9.25%, PIK 10.00%, 05/15/2018 (f)	EUR	5,150	6,509	10.75%, 01/15/2019		$3,030	3,235
TreeHouse Foods Inc				Select Medical Corp
4.88%, 03/15/2022		$7,000	7,105	6.38%, 06/01/2021		8,100	8,282
US Foods Inc				Symbion Inc/DE
8.50%, 06/30/2019		39,155	41,260	8.00%, 06/15/2016		5,455	5,646
WhiteWave Foods Co/The				Tenet Healthcare Corp
5.38%, 10/01/2022		2,700	2,842	6.00%, 10/01/2020		13,080	14,061
			$113,680	United Surgical Partners International Inc
				9.00%, 04/01/2020		5,440	5,875
							$114,091

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Holding Companies - Diversified - 1.62%				Insurance (continued)
Alfa SAB de CV				Provident Financing Trust I
5.25%, 03/25/2024 (e)		$1,600	$1,742	7.41%, 03/15/2038		$3,500	$4,089
6.88%, 03/25/2044		2,761	3,106	Prudential PLC
Alphabet Holding Co Inc				7.75%, 01/29/2049		2,215	2,361
7.75%, 11/01/2017		7,350	7,130	Sirius International Group Ltd
CeramTec Group GmbH				7.51%, 05/29/2049 (e),(g)		800	840
8.25%, 08/15/2021	EUR	4,385	5,896	USI Inc/NY
Dubai Holding Commercial Operations MTN				7.75%, 01/15/2021 (e)		7,100	7,189
Ltd				Wilton Re Finance LLC
6.00%, 02/01/2017	GBP	4,800	7,846	5.88%, 03/30/2033 (e),(g)		8,450	8,788
GCS Holdco Finance I SA				York Risk Services Holding Corp
6.50%, 11/15/2018	EUR	3,150	4,081	8.50%, 10/01/2022 (e)		5,100	5,177
Harbinger Group Inc							$132,421
7.75%, 01/15/2022		$53,206	54,004
7.75%, 01/15/2022 (e)		4,340	4,394	Internet - 0.27%
7.88%, 07/15/2019		9,125	9,878	Ancestry.com Inc
				9.63%, PIK 10.38%, 10/15/2018 (e),(f)		7,730	7,710
KraussMaffei Group GmbH
8.75%, 12/15/2020	EUR	2,000	2,718	11.00%, 12/15/2020		13,810	15,640
Opal Acquisition Inc				IAC/InterActiveCorp
8.88%, 12/15/2021 (e)		$37,620	39,266	4.75%, 12/15/2022		3,745	3,661
Sinochem Overseas Capital Co Ltd							$27,011
4.50%, 11/12/2020		2,116	2,256	Investment Companies - 0.16%
4.50%, 11/12/2020 (e)		14,127	15,061	American Capital Ltd
6.30%, 11/12/2040		950	1,159	6.50%, 09/15/2018 (e)		6,475	6,701
Tenedora Nemak SA de CV				Artsonig Pty Ltd
5.50%, 02/28/2023 (e)		1,516	1,576	11.50%, PIK 12.00%, 04/01/2019(e),(f)		6,766	6,411
Votorantim Cimentos SA				Grupo Aval Ltd
7.25%, 04/05/2041 (e)		1,350	1,403	4.75%, 09/26/2022 (e)		2,881	2,879
			$161,516				$15,991

Insurance - 1.33%				Iron & Steel - 0.39%
ACE Capital Trust II				ABJA Investment Co Pte Ltd
9.70%, 04/01/2030		2,500	3,675	4.85%, 01/31/2020		3,000	3,086
AG Insurance SA/NV				APERAM
6.75%, 03/29/2049 (g)		3,000	3,212	7.75%, 04/01/2018 (e)		4,200	4,347
AIG Life Holdings Inc				ArcelorMittal
7.57%, 12/01/2045 (e)		2,900	3,821	6.75%, 02/25/2022		3,800	4,218
8.50%, 07/01/2030		5,400	7,115	CITIC Ltd
Allstate Corp/The				6.38%, 04/10/2020		889	1,001
5.75%, 08/15/2053 (g)		100	106	6.63%, 04/15/2021		683	776
American Equity Investment Life Holding				7.88%, 04/15/2049 (g)		3,350	3,501
Co				8.62%, 05/29/2049 (g)		1,000	1,140
6.63%, 07/15/2021		15,775	16,642	Metalloinvest Finance Ltd
American International Group Inc				5.63%, 04/17/2020 (e)		2,200	1,994
8.18%, 05/15/2068		1,500	2,036	6.50%, 07/21/2016 (e)		550	554
AXA SA				Optima Specialty Steel
8.60%, 12/15/2030		4,600	6,193	16.00%, 12/30/2016 (b),(c)		5,200	5,616
Catlin Insurance Co Ltd				Ryerson Inc / Joseph T Ryerson & Son Inc
7.25%, 07/29/2049 (e)		1,050	1,076	9.00%, 10/15/2017		5,820	6,126
Dai-ichi Life Insurance Co Ltd/The				Samarco Mineracao SA
5.10%, 12/28/2049 (e),(g)		3,000	3,078	4.13%, 11/01/2022 (e)		2,233	2,124
Fidelity & Guaranty Life Holdings Inc				ThyssenKrupp AG
6.38%, 04/01/2021 (e)		4,775	5,061	4.00%, 08/27/2018	EUR	3,400	4,561
Great-West Life & Annuity Insurance Capital							$39,044
LP
6.63%, 11/15/2034 (e)		2,400	2,666	Leisure Products & Services - 0.12%
Hockey Merger Sub 2 Inc				24 Hour Holdings III LLC
7.88%, 10/01/2021 (e)		8,175	8,522	8.00%, 06/01/2022 (e)		$9,480	8,958
Ironshore Holdings US Inc				Jarden Corp
8.50%, 05/15/2020 (e)		7,170	8,634	3.75%, 10/01/2021	EUR	2,000	2,538
Lancashire Holdings Ltd							$11,496
5.70%, 10/01/2022 (e)		3,900	4,292
				Lodging - 0.26%

Liberty Mutual Group Inc				Caesars Entertainment Operating Co Inc
7.80%, 03/07/2087 (e)		7,561	8,846	11.25%, 06/01/2017		$24,740	18,555

Lincoln National Corp				MCE Finance Ltd
6.05%, 04/20/2067 (g)		684	696	5.00%, 02/15/2021 (e)		4,597	4,528
MetLife Capital Trust X				Seminole Hard Rock Entertainment Inc /
9.25%, 04/08/2068 (e)		9,800	14,014
				Seminole Hard Rock International LLC
MetLife Inc				5.88%, 05/15/2021 (e)		1,000	985
6.40%, 12/15/2066 (g)		1,500	1,686
				Wynn Macau Ltd
Nippon Life Insurance Co				5.25%, 10/15/2021 (e)		1,650	1,650
5.10%, 10/16/2044 (e),(g)		2,500	2,606
							$25,718

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Machinery - Diversified - 0.41%				Mining - 1.31%
Cleaver-Brooks Inc				Aleris International Inc
8.75%, 12/15/2019 (e)		$2,780	$3,023	7.88%, 11/01/2020		$3,525	$3,666
9.75%, 12/31/2019 (b),(c),(e)		12,500	12,500	Barminco Finance Pty Ltd
Galapagos SA/Luxembourg				9.00%, 06/01/2018 (e)		8,275	7,116
5.38%, 06/15/2021	EUR	2,500	3,052	Century Aluminum Co
SPL Logistics Escrow LLC / SPL Logistics				7.50%, 06/01/2021 (e)		18,180	19,362
Finance Corp				Cia Brasileira de Aluminio
8.88%, 08/01/2020 (e)		$5,044	5,460	4.75%, 06/17/2024 (e)		2,093	2,025
Tempel Steel Co				Cia Minera Ares SAC
12.00%, 08/15/2016 (e)		4,075	4,116	7.75%, 01/23/2021 (e)		2,834	3,011
Zebra Technologies Corp				Cia Minera Milpo SAA
7.25%, 10/15/2022 (e)		12,420	13,072	4.63%, 03/28/2023 (e)		3,375	3,383
			$41,223	Constellium NV
				4.63%, 05/15/2021	EUR	3,350	4,156
Media- 1.52%				Corp Nacional del Cobre de Chile
CCO Holdings LLC / CCO Holdings Capital				3.00%, 07/17/2022 (e)		$13,534	13,067
Corp				3.88%, 11/03/2021		3,232	3,338
5.75%, 09/01/2023		2,850	2,918	4.25%, 07/17/2042 (e)		3,805	3,475
CCOH Safari LLC				4.50%, 08/13/2023 (e)		12,104	12,803
5.75%, 12/01/2024 (h)		13,525	13,601
				5.63%, 09/21/2035 (e)		2,185	2,437
Clear Channel Worldwide Holdings Inc				6.15%, 10/24/2036		9,862	11,568
6.50%, 11/15/2022		6,150	6,335	7.50%, 01/15/2019		1,400	1,688
6.50%, 11/15/2022		5,950	6,158	Eldorado Gold Corp
7.63%, 03/15/2020		5,330	5,623	6.13%, 12/15/2020 (e)		6,250	6,187
Columbus International Inc				FMG Resources August 2006 Pty Ltd
7.38%, 03/30/2021 (e)		4,950	5,247
				6.00%, 04/01/2017 (e)		1,400	1,428
CSC Holdings LLC				Gold Fields Orogen Holdings BVI Ltd
5.25%, 06/01/2024 (e)		7,000	7,017
				4.88%, 10/07/2020 (e)		1,640	1,460
6.75%, 11/15/2021		2,450	2,726	4.88%, 10/07/2020		968	861
DCP LLC/DCP Corp				Kazatomprom Natsionalnaya Atomnaya
10.75%, 08/15/2015 (e)		3,960	3,970
				Kompaniya AO
DISH DBS Corp				6.25%, 05/20/2015		550	559
5.88%, 07/15/2022		2,150	2,279	KGHM International Ltd
Expo Event Transco Inc				7.75%, 06/15/2019 (e)		8,850	9,381
9.00%, 06/15/2021 (e)		1,475	1,523
				Mirabela Nickel Ltd
Gannett Co Inc				0.00%, 08/07/2044 (a),(b),(c)		138	—
4.88%, 09/15/2021 (e)		1,000	1,007
				Southern Copper Corp
Nielsen Finance LLC / Nielsen Finance Co				5.25%, 11/08/2042		1,194	1,120
5.00%, 04/15/2022 (e)		4,200	4,263
				Thompson Creek Metals Co Inc
Numericable Group SA				12.50%, 05/01/2019		3,475	3,666
4.88%, 05/15/2019 (e)		7,275	7,257
				Vedanta Resources PLC
5.38%, 05/15/2022	EUR	3,850	5,010	6.00%, 01/31/2019 (e)		3,294	3,360
Quebecor Media Inc				6.75%, 06/07/2016		1,930	2,020
5.75%, 01/15/2023		$3,200	3,296	7.13%, 05/31/2023 (e)		236	240
RCN Telecom Services LLC / RCN Capital				8.25%, 06/07/2021 (e)		1,200	1,308
Corp				Yamana Gold Inc
8.50%, 08/15/2020 (e)		1,110	1,163
				4.95%, 07/15/2024 (e)		7,500	7,336
Sinclair Television Group Inc							$130,021
5.63%, 08/01/2024 (e)		2,075	2,049
Sirius XM Radio Inc				Miscellaneous Manufacturing - 0.28%
5.88%, 10/01/2020 (e)		5,860	6,182	Amsted Industries Inc
6.00%, 07/15/2024 (e)		20,300	21,163	5.38%, 09/15/2024 (e)		13,000	13,000
Unitymedia Hessen GmbH & Co KG /				Bombardier Inc
Unitymedia NRW GmbH				6.13%, 05/15/2021	EUR	2,000	2,788
5.50%, 01/15/2023 (e)		6,342	6,611	CBC Ammo LLC / CBC FinCo Inc
5.75%, 01/15/2023	EUR	2,450	3,339	7.25%, 11/15/2021 (e)		$7,350	7,277
Unitymedia KabelBW GmbH				Gates Global LLC / Gates Global Co
6.13%, 01/15/2025 (e)		$12,050	12,577	5.75%, 07/15/2022	EUR	3,950	4,603
9.50%, 03/15/2021	EUR	1,700	2,391				$27,668
9.63%, 12/01/2019		700	923
VTR Finance BV				Mortgage Backed Securities - 15.84%
6.88%, 01/15/2024 (e)		$14,350	15,068	Banc of America Commercial Mortgage Trust
Ziggo Bond Co BV				2006-6
8.00%, 05/15/2018	EUR	1,400	1,899	5.48%, 10/10/2045		$5,000	5,013
			$151,595	Banc of America Commercial Mortgage Trust
				2007-3
Metal Fabrication & Hardware - 0.11%				5.56%, 06/10/2049 (g)		10,000	10,372
Shale-Inland Holdings LLC / Shale-Inland				Banc of America Merrill Lynch Commercial
Finance Corp				Mortgage Inc
8.75%, 11/15/2019 (e)		$10,920	11,302	4.77%, 07/10/2043		14,250	14,034
				4.85%, 07/10/2043		9,500	8,301
				5.28%, 11/10/2042 (g)		3,044	3,066

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)				Mortgage Backed Securities (continued)
BCAP LLC 2013-RR4 Trust				Credit Suisse Commercial Mortgage Trust
4.07%, 02/13/2051 (c),(e),(g)	$40,801	$ 2,774		Series 2007-C5
6.07%, 02/13/2051 (c),(e),(g)	11,334	11,470		0.12%, 09/15/2040 (e),(g)	$320,563	$2,220
CD 2006-CD2 Mortgage Trust				Credit Suisse First Boston Mortgage Securities
5.38%, 01/15/2046 (g)	8,435	7,922		Corp
CD 2006-CD3 Mortgage Trust				5.10%, 08/15/2038	1,500	1,540
5.69%, 10/15/2048 (g)	15,650	15,218		5.23%, 12/15/2040	6,250	6,203
CD 2007-CD4 Commercial Mortgage Trust				5.23%, 12/15/2040 (e),(g)	6,700	6,241
5.40%, 12/11/2049	43,000	35,682		DBUBS 2011-LC1 Mortgage Trust
CD 2007-CD5 Mortgage Trust				0.25%, 11/10/2046 (e),(g)	142,384	2,394
0.16%, 11/15/2044 (e),(g)	46,825	1		DBUBS 2011-LC2 Mortgage Trust
CFCRE Commercial Mortgage Trust 2011-				1.42%, 07/10/2044 (e),(g)	18,233	869
C1				DBUBS 2011-LC3 Mortgage Trust
5.22%, 04/15/2044 (e),(g)	5,550	6,289		3.75%, 08/10/2044 (e)	12,029	10,619
Citigroup Commercial Mortgage Trust 2007-				FHLMC Multifamily Structured Pass Through
C6				Certificates
5.71%, 07/10/2017 (e),(g)	36,000	34,208		0.75%, 03/25/2020 (g)	154,253	5,017
5.71%, 12/10/2049 (g)	26,680	25,770		1.17%, 01/25/2021 (g)	62,011	3,731
Citigroup Commercial Mortgage Trust 2012-				1.39%, 11/25/2019 (g)	59,266	3,370
GC8				1.46%, 04/25/2041 (g)	86,714	6,017
4.88%, 09/10/2045 (e),(g)	1,875	1,677		1.47%, 08/25/2020 (g)	29,573	1,881
Citigroup Commercial Mortgage Trust 2013-				1.66%, 06/25/2042 (g)	13,000	876
GC15				1.67%, 08/25/2040 (g)	41,070	2,826
4.25%, 09/10/2046 (e),(g)	16,492	13,545		1.70%, 04/25/2045 (g)	48,322	3,207
5.11%, 09/10/2046 (e),(g)	18,100	17,804		1.72%, 08/25/2016 (g)	27,886	625
COMM 2012-CCRE1 Mortgage Trust				1.72%, 04/25/2017 (g)	100,097	3,277
2.46%, 05/15/2045 (e)	13,993	10,403		1.90%, 11/25/2039 (g)	28,598	1,939
5.36%, 05/15/2045 (e),(g)	3,139	3,265		2.00%, 09/25/2039 (g)	32,000	2,227
COMM 2012-CCRE5 Mortgage Trust				2.09%, 10/25/2025 (g)	47,224	3,379
4.34%, 12/10/2045 (e),(g)	3,275	3,296		2.21%, 12/25/2039 (g)	15,514	2,011
COMM 2013-CCRE11 Mortgage Trust				2.29%, 01/25/2041 (g)	15,805	1,934
0.88%, 10/10/2046 (c),(e),(g)	40,266	2,227		2.53%, 07/25/2039 (g)	89,000	7,250
4.37%, 10/10/2046 (e),(g)	5,108	4,324		2.58%, 11/25/2041 (g)	25,000	3,832
5.17%, 10/10/2046 (e),(g)	13,519	13,297		2.58%, 12/25/2043 (g)	18,309	2,500
Comm 2013-CCRE13 Mortgage Trust				2.79%, 08/25/2039 (g)	8,877	1,429
4.76%, 12/10/2023 (e),(g)	11,000	9,449		2.79%, 01/25/2043 (g)	8,000	1,206
COMM 2013-CCRE6 Mortgage Trust				3.22%, 02/25/2042 (g)	21,495	3,876
1.53%, 03/10/2046 (g)	88,647	6,047		3.61%, 06/25/2041 (g)	4,400	870
4.17%, 03/10/2046 (e),(g)	16,400	15,287		4.60%, 11/25/2044	1,800	433
4.17%, 03/10/2046 (e),(g)	10,500	8,802		GE Capital Commercial Mortgage Corp
COMM 2013-CCRE7 Mortgage Trust				4.87%, 06/10/2048 (g)	3,742	3,764
4.35%, 03/10/2046 (e),(g)	2,500	2,328		GE Commercial Mortgage Corp Series 2007-
COMM 2013-LC6 Mortgage Trust				C1 Trust
4.29%, 01/10/2046 (e),(g)	15,205	14,409		5.54%, 12/10/2049 (e)	9,000	9,438
Comm 2014-Ccre14 Mortgage Trust				5.61%, 12/10/2049 (g)	10,000	10,528
3.50%, 02/10/2047 (e)	18,498	14,148		GS Mortgage Securities Corp II
COMM 2014-CCRE17 Mortgage Trust				4.85%, 11/10/2045 (e),(g)	10,000	9,812
4.80%, 05/10/2047 (e),(g)	4,750	4,530		4.85%, 11/10/2045 (e),(g)	8,500	7,444
Comm 2014-UBS2 Mortgage Trust				GS Mortgage Securities Trust 2006-GG6
5.02%, 03/10/2047 (e),(g)	9,500	9,039		5.55%, 04/10/2038 (g)	12,004	12,103
COMM 2014-UBS3 Mortgage Trust				GS Mortgage Securities Trust 2010-C2
4.82%, 06/10/2047 (e)	18,500	17,190		5.22%, 12/10/2043 (e),(g)	10,000	10,478
COMM 2014-UBS5 Mortgage Trust				GS Mortgage Securities Trust 2011-GC5
3.49%, 09/10/2047 (e),(g)	4,000	3,281		5.31%, 08/10/2044 (e),(g)	20,000	21,063
Commercial Mortgage Trust 2007-GG9				5.31%, 08/10/2044 (e),(g)	3,660	3,416
5.51%, 03/10/2039	53,926	48,062		GS Mortgage Securities Trust 2012-GC6
5.53%, 03/10/2039	9,000	4,724		0.20%, 01/10/2045 (e),(g)	226,539	2,671
Credit Suisse Commercial Mortgage Trust				JP Morgan Chase Commercial Mortgage
Series 2006-C1				Securities Trust 2005-CIBC12
5.46%, 02/15/2039 (g)	10,045	10,298		4.99%, 09/12/2037	200	204
5.46%, 02/15/2039 (g)	3,790	3,844		JP Morgan Chase Commercial Mortgage
5.46%, 02/15/2039 (g)	19,700	19,127		Securities Trust 2005-LDP1
5.46%, 02/15/2039 (e),(g)	23,036	21,627		5.40%, 03/15/2046 (e),(g)	13,300	13,251
Credit Suisse Commercial Mortgage Trust				JP Morgan Chase Commercial Mortgage
Series 2006-C4				Securities Trust 2005-LDP4
5.54%, 09/15/2039 (g)	29,489	29,758		5.13%, 10/15/2042	7,800	7,310
Credit Suisse Commercial Mortgage Trust				JP Morgan Chase Commercial Mortgage
Series 2007-C1				Securities Trust 2006-CIBC14
5.42%, 02/15/2040	15,000	15,297		5.46%, 12/12/2044 (g)	18,340	18,178
5.46%, 02/15/2040	35,000	17,676		JP Morgan Chase Commercial Mortgage
				Securities Trust 2006-CIBC16
				5.62%, 05/12/2045	20,140	20,600

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)				Mortgage Backed Securities (continued)
JP Morgan Chase Commercial Mortgage				LB-UBS Commercial Mortgage Trust 2005-
Securities Trust 2006-CIBC17				C3
5.49%, 12/12/2043	$30,435	$ 21,814		4.95%, 07/15/2040 (g)	$5,000	$5,025
JP Morgan Chase Commercial Mortgage				LB-UBS Commercial Mortgage Trust 2006-
Securities Trust 2006-LDP6				C6
5.50%, 04/15/2043 (g)	5,599	5,637		5.47%, 09/15/2039 (g)	8,500	8,677
JP Morgan Chase Commercial Mortgage				LB-UBS Commercial Mortgage Trust 2006-
Securities Trust 2006-LDP7				C7
5.86%, 04/15/2045 (g)	9,000	9,071		5.41%, 11/15/2038	33,000	29,237
JP Morgan Chase Commercial Mortgage				LB-UBS Commercial Mortgage Trust 2007-
Securities Trust 2006-LDP8				C1
5.52%, 05/15/2045 (g)	8,628	8,900		5.48%, 02/15/2040	10,000	10,407
JP Morgan Chase Commercial Mortgage				LB-UBS Commercial Mortgage Trust 2007-
Securities Trust 2006-LDP9				C6
5.34%, 05/15/2047	1,000	1,003		6.13%, 07/15/2040 (g)	22,000	22,792
JP Morgan Chase Commercial Mortgage				6.15%, 07/15/2040 (g)	13,250	13,663
Securities Trust 2007-C1				6.15%, 07/15/2040 (g)	8,841	8,680
5.96%, 02/15/2051 (g)	17,000	18,357		LB-UBS Commercial Mortgage Trust 2007-
JP Morgan Chase Commercial Mortgage				C7
Securities Trust 2007-CIBC19				6.25%, 09/15/2045 (g)	10,500	11,105
5.70%, 02/12/2049 (g)	35,000	31,779		LB-UBS Commercial Mortgage Trust 2008-
JP Morgan Chase Commercial Mortgage				C1
Securities Trust 2007-CIBC20				6.15%, 04/15/2041 (g)	13,964	12,530
6.17%, 02/12/2051 (e),(g)	5,755	6,015		Merrill Lynch Mortgage Trust 2005-LC1
JP Morgan Chase Commercial Mortgage				5.36%, 01/12/2044 (g)	2,300	2,385
Securities Trust 2010-C1				Merrill Lynch Mortgage Trust 2006-C1
3.77%, 06/15/2043 (e)	5,000	4,375		5.67%, 05/12/2039 (g)	15,000	11,899
JP Morgan Chase Commercial Mortgage				Merrill Lynch Mortgage Trust 2006-C2
Securities Trust 2010-CNTR				5.80%, 08/12/2043 (g)	28,000	28,494
2.02%, 08/05/2032 (e),(g)	12,190	1,013		ML-CFC Commercial Mortgage Trust 2006-
JP Morgan Chase Commercial Mortgage				3
Securities Trust 2011-C3				5.48%, 07/12/2046 (g)	24,265	24,808
4.41%, 02/15/2046 (e)	4,330	3,895		5.52%, 07/12/2046 (g)	15,825	13,895
5.57%, 02/15/2046 (e),(g)	4,331	4,482		5.55%, 07/12/2046 (g)	2,500	1,902
JP Morgan Chase Commercial Mortgage				ML-CFC Commercial Mortgage Trust 2006-
Securities Trust 2011-C5				4
5.32%, 08/15/2046 (e),(g)	4,844	5,110		5.24%, 12/12/2049 (g)	18,280	18,398
JP Morgan Chase Commercial Mortgage				ML-CFC Commercial Mortgage Trust 2007-
Securities Trust 2012-C6				5
2.97%, 05/15/2045 (e)	7,500	5,799		5.45%, 08/12/2048	14,700	14,240
JP Morgan Chase Commercial Mortgage				ML-CFC Commercial Mortgage Trust 2007-
Securities Trust 2013-C16				9
3.74%, 12/15/2046 (e)	10,000	7,834		0.37%, 09/12/2049 (g)	15,768	63
5.01%, 12/15/2046 (e),(g)	11,953	11,709		6.19%, 09/12/2049 (g)	35,000	34,437
JP Morgan Chase Commercial Mortgage				Morgan Stanley Bank of America Merrill
Securities Trust 2013-LC11				Lynch Trust 2012-C5
0.99%, 04/15/2046 (e),(g)	49,841	3,009		4.68%, 08/15/2045 (e),(g)	6,787	6,823
JPMBB Commercial Mortgage Securities				Morgan Stanley Bank of America Merrill
Trust 2013-C12				Lynch Trust 2013-C10
4.09%, 07/15/2045 (g)	16,826	15,613		4.08%, 07/15/2046 (e),(g)	5,609	5,189
JPMBB Commercial Mortgage Securities				Morgan Stanley Bank of America Merrill
Trust 2013-C15				Lynch Trust 2013-C11
5.08%, 11/15/2045 (e),(g)	18,750	18,613		0.79%, 08/15/2046 (g)	167,364	5,006
JPMBB Commercial Mortgage Securities				Morgan Stanley Bank of America Merrill
Trust 2014-C18				Lynch Trust 2013-C8
4.81%, 02/15/2047 (e),(g)	10,000	9,456		1.49%, 12/15/2048 (g)	67,277	4,313
JPMBB Commercial Mortgage Securities				4.17%, 12/15/2048 (e),(g)	18,500	17,412
Trust 2014-C23				Morgan Stanley Bank of America Merrill
0.89%, 09/15/2047 (g)	444,965	23,479		Lynch Trust 2013-C9
JPMBB Commercial Mortgage Securities				4.16%, 05/15/2046 (e),(g)	4,150	3,516
Trust 2014-C24				Morgan Stanley Bank of America Merrill
1.24%, 11/15/2047 (g)	130,000	9,158		Lynch Trust 2014-C14
4.08%, 11/15/2047 (e),(g)	4,500	3,919		4.83%, 02/15/2047 (e),(g)	7,331	6,538
LB Commercial Mortgage Trust 2007-C3				Morgan Stanley Bank of America Merrill
5.90%, 07/15/2044 (g)	5,000	5,049		Lynch Trust 2014-C16
5.90%, 07/15/2044 (g)	12,738	12,582		4.76%, 06/15/2047 (g)	5,510	5,663
LB-UBS Commercial Mortgage Trust 2003-				4.76%, 06/15/2047 (e),(g)	9,500	8,887
C8				Morgan Stanley Bank of America Merrill
0.19%, 09/15/2037 (e),(g)	936	—		Lynch Trust 2014-C18
LB-UBS Commercial Mortgage Trust 2004-				1.00%, 10/15/2047 (g)	101,966	5,902
C1				Morgan Stanley Capital I Trust 2006-HQ10
5.00%, 01/15/2036	1,000	1,015		5.39%, 11/12/2041 (g)	16,450	16,924

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)				Oil & Gas (continued)
Morgan Stanley Capital I Trust 2007-HQ13				Atlas Energy Holdings Operating Co LLC /
5.93%, 12/15/2044		$14,275	$13,664	Atlas Resource Finance Corp
Morgan Stanley Capital I Trust 2011-C3				7.75%, 01/15/2021	$5,900	$5,310
1.26%, 07/15/2049 (e),(g)		40,774	1,587	7.75%, 01/15/2021 (e)	5,000	4,500
MSBAM Commercial Mortgage Securities				9.25%, 08/15/2021	11,665	11,198
Trust 2012-CKSV				Bill Barrett Corp
3.28%, 10/15/2022 (e)		5,000	4,872	7.00%, 10/15/2022	15,200	14,440
UBS Commercial Mortgage Trust 2012-C1				7.63%, 10/01/2019	5,295	5,348
0.34%, 05/10/2045 (e),(g)		143,076	3,454	Bonanza Creek Energy Inc
UBS-Barclays Commercial Mortgage Trust				6.75%, 04/15/2021	5,840	5,855
2012-C2				BreitBurn Energy Partners LP / BreitBurn
1.76%, 05/10/2063 (e),(g)		37,088	3,025	Finance Corp
UBS-Barclays Commercial Mortgage Trust				7.88%, 04/15/2022	24,821	23,813
2012-C3				8.63%, 10/15/2020	3,820	3,896
4.96%, 08/10/2049 (e),(g)		16,000	16,277	Carrizo Oil & Gas Inc
4.96%, 08/10/2049 (e),(g)		20,994	18,616	7.50%, 09/15/2020	1,975	1,995
UBS-Barclays Commercial Mortgage Trust				7.50%, 09/15/2020 (e)	4,400	4,444
2012-C4				Denbury Resources Inc
4.50%, 12/10/2045 (e),(g)		13,000	12,596	5.50%, 05/01/2022	8,300	8,176
4.50%, 12/10/2045 (e),(g)		2,500	2,142	Diamondback Energy Inc
UBS-Barclays Commercial Mortgage Trust				7.63%, 10/01/2021 (e)	5,800	6,170
2013-C5				Ecopetrol SA
4.09%, 03/10/2046 (e),(g)		9,150	8,481	5.88%, 05/28/2045	6,054	6,220
Wachovia Bank Commercial Mortgage Trust				Endeavor Energy Resources LP / EER Finance
Series 2006-C26				Inc
6.00%, 06/15/2045 (g)		12,927	13,055	7.00%, 08/15/2021 (e)	18,650	18,837
Wachovia Bank Commercial Mortgage Trust				GeoPark Latin America Ltd Agencia en Chile
Series 2006-C29				7.50%, 02/11/2020 (e)	3,520	3,731
5.37%, 11/15/2048		30,879	30,713	IronGate Energy Services LLC
Wachovia Bank Commercial Mortgage Trust				11.00%, 07/01/2018 (e)	2,400	2,304
Series 2007-C30				Jones Energy Holdings LLC / Jones Energy
5.41%, 12/15/2043 (g)		12,715	13,072	Finance Corp
5.46%, 12/15/2043 (g)		6,778	6,508	6.75%, 04/01/2022 (e)	5,350	5,109
5.48%, 12/15/2043		5,500	5,123	KazMunayGas National Co JSC
Wachovia Bank Commercial Mortgage Trust				4.40%, 04/30/2023 (e)	13,758	13,510
Series 2007-C34				4.88%, 05/07/2025 (c),(e),(h)	2,282	2,268
6.03%, 05/15/2046 (g)		8,718	8,043	5.75%, 04/30/2043 (e)	2,841	2,763
Wachovia Commercial Mortgage Securities				5.75%, 04/30/2043	1,005	977
Inc Commercial Mortgage Pass Through				6.38%, 04/09/2021 (e)	3,053	3,351
Certificates Series 2003 C5				6.38%, 04/09/2021	5,457	5,989
2.16%, 06/15/2035 (e),(g)		526	22	7.00%, 05/05/2020	9,449	10,644
Wells Fargo Commercial Mortgage Trust				7.00%, 05/05/2020 (e)	2,110	2,377
0.58%, 11/15/2043 (e),(g)		13,678	418	9.13%, 07/02/2018 (e)	2,395	2,832
WFRBS Commercial Mortgage Trust 2011-				Keane Group Holdings
C4				8.75%, 08/08/2019 (b),(c),(g)	2,288	2,243
0.72%, 06/15/2044 (e),(g)		118,004	2,927	8.75%, 08/08/2019 (b),(c),(g)	6,863	6,729
WFRBS Commercial Mortgage Trust 2013-				Legacy Reserves LP / Legacy Reserves
C11				Finance Corp
4.18%, 03/15/2045 (e),(g)		9,900	8,272	6.63%, 12/01/2021	10,491	10,176
WFRBS Commercial Mortgage Trust 2014-				6.63%, 12/01/2021 (e)	11,770	11,417
C22				8.00%, 12/01/2020	14,228	14,335
3.77%, 09/15/2057 (g)		8,500	8,145	Lonestar Resources America Inc
3.91%, 09/15/2057 (e)		15,000	13,090	8.75%, 04/15/2019 (e)	2,850	2,622
WFRBS Commercial Mortgage Trust 2014-				MEG Energy Corp
C24				6.50%, 03/15/2021 (e)	4,000	3,960
3.69%, 11/15/2047 (c),(e),(h)		6,047	5,140	Memorial Production Partners LP / Memorial
			$1,575,678	Production Finance Corp
				6.88%, 08/01/2022 (e)	11,190	10,127
Municipals - 0.01%				7.63%, 05/01/2021	12,257	11,874
Bogota Distrito Capital				Memorial Resource Development Corp
9.75%, 07/26/2028	COP	1,900,000	1,115	5.88%, 07/01/2022 (e)	5,000	4,875
				Milagro Oil & Gas Inc
Office & Business Equipment - 0.08%				0.00%, 05/15/2016 (a),(b)	5,765	4,036
CDW LLC / CDW Finance Corp				Northern Blizzard Resources Inc
6.00%, 08/15/2022		$6,250	6,594	7.25%, 02/01/2022 (e)	3,966	3,768
8.50%, 04/01/2019		1,268	1,344	Northern Oil and Gas Inc
			$7,938	8.00%, 06/01/2020	8,067	7,522
				Nostrum Oil & Gas Finance BV
Oil & Gas - 5.22%				6.38%, 02/14/2019 (e)	1,318	1,321
Antero Resources Corp				Oasis Petroleum Inc
5.13%, 12/01/2022 (e)		3,300	3,301
				6.88%, 03/15/2022	2,700	2,808

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's)	Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)				Oil & Gas (continued)
Odebrecht Drilling Norbe VIII/IX Ltd				Zhaikmunai LLP
6.35%, 06/30/2021	$1,247	$ 1,316		7.13%, 11/13/2019 (e)		$6,277	$6,528
Pacific Drilling SA							$519,434
5.38%, 06/01/2020 (e)	1,550	1,386
Pacific Rubiales Energy Corp				Oil & Gas Services - 0.15%
5.13%, 03/28/2023 (e)	3,591	3,438		BIBBY Offshore Services PLC
Pertamina Persero PT				7.50%, 06/15/2021	GBP	1,600	2,419
4.30%, 05/20/2023 (e)	5,503	5,352		EDC Finance Ltd
				4.88%, 04/17/2020 (e)		$1,549	1,402
5.25%, 05/23/2021	1,000	1,050
6.50%, 05/27/2041	320	339		FTS International Inc
				6.25%, 05/01/2022 (e)		7,893	7,459
Petroleos de Venezuela SA
5.25%, 04/12/2017	31,862	21,124		Trinidad Drilling Ltd
				7.88%, 01/15/2019 (e)		3,770	3,845
6.00%, 05/16/2024	39,465	20,301
6.00%, 11/15/2026	3,453	1,688					$15,125
8.50%, 11/02/2017	57,782	43,764		Packaging & Containers - 0.37%
9.00%, 11/17/2021	11,561	7,327		Ardagh Packaging Finance PLC
9.75%, 05/17/2035	6,413	3,915		9.25%, 10/15/2020	EUR	4,105	5,504
Petroleos Mexicanos				Ardagh Packaging Finance PLC / Ardagh
6.50%, 06/02/2041	700	819		Holdings USA Inc
Precision Drilling Corp				4.25%, 01/15/2022		3,000	3,666
5.25%, 11/15/2024 (e)	6,400	5,952		Crown European Holdings SA
6.63%, 11/15/2020	2,500	2,575		4.00%, 07/15/2022		1,500	1,920
PTT Exploration & Production PCL				OI European Group BV
4.88%, 12/29/2049 (e),(g)	6,955	7,068		4.88%, 03/31/2021		2,855	3,846
Puma International Financing SA				Reynolds Group Issuer Inc / Reynolds Group
6.75%, 02/01/2021 (e)	6,954	7,145		Issuer LLC / Reynolds Group Issuer
QEP Resources Inc				(Luxembourg) S.A.
5.25%, 05/01/2023	5,400	5,252		5.75%, 10/15/2020		$5,700	5,928
Rex Energy Corp				6.88%, 02/15/2021 (g)		7,900	8,394
6.25%, 08/01/2022 (e)	7,200	6,768		7.13%, 04/15/2019		4,000	4,155
8.88%, 12/01/2020	5,000	5,275		SGD Group SAS
Rosetta Resources Inc				5.63%, 05/15/2019	EUR	3,100	3,728
5.88%, 06/01/2022	4,200	4,032					$37,141
5.88%, 06/01/2024	3,000	2,880
Sanchez Energy Corp				Pharmaceuticals - 0.32%
6.13%, 01/15/2023 (e)	2,250	2,143		Almirall SA
SandRidge Energy Inc				4.63%, 04/01/2021		2,500	3,283
7.50%, 03/15/2021	7,700	6,930		Capsugel SA
8.13%, 10/15/2022	6,600	5,973		7.00%, PIK 7.75%, 05/15/2019 (e),(f)		$5,775	5,872
Seven Generations Energy Ltd				Grifols Worldwide Operations Ltd
8.25%, 05/15/2020 (e)	7,100	7,455		5.25%, 04/01/2022 (e)		3,300	3,383
Sinopec Capital 2013 Ltd				JLL/Delta Dutch Newco BV
3.13%, 04/24/2023 (e)	2,639	2,519		7.50%, 02/01/2022 (e)		12,200	12,411
Sinopec Group Overseas Development 2012				Valeant Pharmaceuticals International
Ltd				6.38%, 10/15/2020 (e)		3,275	3,361
4.88%, 05/17/2042 (e)	1,053	1,115		6.88%, 12/01/2018 (e)		3,818	3,952
Sinopec Group Overseas Development 2013							$32,262
Ltd				Pipelines - 0.53%
4.38%, 10/17/2023	3,293	3,440		Atlas Pipeline Partners LP / Atlas Pipeline
Sinopec Group Overseas Development 2014				Finance Corp
Ltd				4.75%, 11/15/2021		4,275	4,264
4.38%, 04/10/2024 (e)	1,895	1,979
				5.88%, 08/01/2023		5,350	5,551
SM Energy Co				6.63%, 10/01/2020		7,475	7,924
5.00%, 01/15/2024	2,125	1,987		Crestwood Midstream Partners LP /
State Oil Co of the Azerbaijan Republic				Crestwood Midstream Finance Corp
4.75%, 03/13/2023	7,340	7,289		6.13%, 03/01/2022		3,247	3,279
5.45%, 02/09/2017	2,161	2,258		Enterprise Products Operating LLC
Summit Midstream Holdings LLC / Summit				7.03%, 01/15/2068 (g)		2,950	3,282
Midstream Finance Corp				Gibson Energy Inc
5.50%, 08/15/2022	900	900		6.75%, 07/15/2021 (e)		12,800	13,600
Teine Energy Ltd				Rose Rock Midstream LP / Rose Rock
6.88%, 09/30/2022 (e)	4,000	3,790
				Finance Corp
Tullow Oil PLC				5.63%, 07/15/2022 (e)		2,325	2,319
6.00%, 11/01/2020 (e)	6,497	6,075
				Sabine Pass Liquefaction LLC

Ultra Petroleum Corp				5.63%, 04/15/2023		3,700	3,830
5.75%, 12/15/2018 (e)	3,800	3,762		5.63%, 04/15/2023 (e)		1,500	1,553
Unit Corp				5.75%, 05/15/2024 (e)		2,500	2,584
6.63%, 05/15/2021	11,640	11,611		6.25%, 03/15/2022 (e)		4,224	4,551
YPF SA
8.75%, 04/04/2024 (e)	7,490	7,743					$52,737

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Publicly Traded Investment Fund - 0.12%				Software (continued)
Drawbridge Special Opportunities Fund LP				Emdeon Inc
5.00%, 08/01/2021 (e)		$12,300	$12,239	11.00%, 12/31/2019		$1,669	$1,851
				Epicor Software Corp
				8.63%, 05/01/2019		7,075	7,526
Real Estate - 0.08%				First Data Corp
China Overseas Finance Cayman V Ltd				6.75%, 11/01/2020 (e)		3,246	3,473
3.95%, 11/15/2022		1,800	1,705	Infor US Inc
Country Garden Holdings Co Ltd				10.00%, 04/01/2019	EUR	4,675	6,532
11.13%, 02/23/2018		1,744	1,864

Kaisa Group Holdings Ltd				Nuance Communications Inc		$12,082	12,142
8.88%, 03/19/2018 (e)		2,300	2,323	5.38% ,08/15/2020 (e)
				Southern Graphics Inc
Longfor Properties Co Ltd				8.38%, 10/15/2020 (e)		4,025	4,146
6.88%, 10/18/2019		2,100	2,147
			$8,039				$73,785
				Sovereign - 10.37%
Regional Authority - 0.11%				Argentina Boden Bonds
Brazil Loan Trust 1
5.48%, 07/24/2023 (c),(e)		10,266	10,677	7.00%, 10/03/2015		30,888	28,867
				Argentina Bonar Bonds
				7.00%, 04/17/2017		40,002	35,393
REITS- 0.21%				Argentine Republic Government International
Crown Castle International Corp				Bond
5.25%, 01/15/2023		3,080	3,153	0.00%, 11/14/2002 (a)	EUR	734	706
Geo Group Inc/The				0.00%, 03/04/2004 (a)		545	524
5.88%, 10/15/2024		5,200	5,356	0.00%, 09/07/2007 (a)		532	512
Iron Mountain Inc				0.00%, 05/26/2009 (a)		2,200	2,116
5.75%, 08/15/2024		4,300	4,386	0.00%, 03/31/2023 (a)		$4,000	4,358
MPT Operating Partnership LP / MPT Finance				9.75%, 11/26/2003	EUR	320	308
Corp				Banco Nacional de Desenvolvimento
5.75%, 10/01/2020	EUR	1,700	2,274	Economico e Social
6.38%, 02/15/2022		$2,000	2,125	5.50%, 07/12/2020		$1,080	1,156
Sabra Health Care LP / Sabra Capital Corp				Brazil Minas SPE via State of Minas Gerais
5.50%, 02/01/2021		3,500	3,632	5.33%, 02/15/2028 (g)		6,307	6,339
			$20,926	Brazilian Government International Bond
				4.25%, 01/07/2025		26,268	26,688
Retail - 0.98%				7.13%, 01/20/2037		8,200	10,353
1011778 BC ULC / New Red Finance Inc				8.25%, 01/20/2034		4,587	6,353
6.00%, 04/01/2022 (e)		19,920	20,194
				Colombia Government International Bond
AmeriGas Finance LLC/AmeriGas Finance				4.00%, 02/26/2024		4,967	5,096
Corp				4.38%, 07/12/2021		2,586	2,758
6.75%, 05/20/2020		1,000	1,065	7.38%, 09/18/2037		2,685	3,618
7.00%, 05/20/2022		6,290	6,793	7.75%, 04/14/2021	COP	3,538,000	1,871
Checkers Drive-In Restaurants Inc				8.13%, 05/21/2024		$2,392	3,187
11.00%, 12/01/2017 (e)		5,400	5,899
				9.85%, 06/28/2027	COP	6,738,000	4,191
GRD Holdings III Corp				11.75%, 02/25/2020		$4,493	6,391
10.75%, 06/01/2019 (e)		17,840	19,691
				10.38%, 01/28/2033		2,625	4,121
Group 1 Automotive Inc				Costa Rica Government International Bond
5.00%, 06/01/2022 (e)		3,332	3,299
				4.25%, 01/26/2023		21,154	20,096
Guitar Center Inc				4.38%, 04/30/2025 (e)		11,307	10,516
6.50%, 04/15/2019 (e)		10,145	9,251
				4.38%, 04/30/2025		5,000	4,650
Hillman Group Inc/The				7.00%, 04/04/2044 (e)		1,572	1,623
6.38%, 07/15/2022 (e)		3,025	2,942
				Croatia Government International Bond
Men's Wearhouse Inc/The				5.50%, 04/04/2023		4,694	4,914
7.00%, 07/01/2022 (e)		1,225	1,269
				6.63%, 07/14/2020		9,666	10,723
Party City Holdings Inc				6.75%, 11/05/2019		8,359	9,268
8.88%, 08/01/2020		5,000	5,425	Dominican Republic International Bond
Rite Aid Corp				5.88%, 04/18/2024 (e)		24,044	25,366
6.75%, 06/15/2021		11,060	11,807	6.60%, 01/28/2024		8,550	9,469
Stonegate Pub Co Financing PLC				7.45%, 04/30/2044 (e)		6,744	7,536
5.75%, 04/15/2019	GBP	2,250	3,554	7.50%, 05/06/2021		16,583	18,863
Suburban Propane Partners LP/Suburban				El Salvador Government International Bond
Energy Finance Corp				6.38%, 01/18/2027 (e)		5,313	5,446
5.50%, 06/01/2024		$6,400	6,352	7.38%, 12/01/2019		3,500	3,894
			$97,541	7.65%, 06/15/2035		5,700	6,213
Software - 0.74%				7.75%, 01/24/2023		7,288	8,272
Aspect Software Inc				8.25%, 04/10/2032		4,231	4,929
10.63%, 05/15/2017		13,326	13,160	Export Credit Bank of Turkey
Audatex North America Inc				5.38%, 11/04/2016 (e)		250	263
6.00%, 06/15/2021 (e)		15,400	16,285	Financing of Infrastrucural Projects State
Eagle Midco Inc				Enterprise
9.00%, PIK 9.75%, 06/15/2018 (e),(f)		8,500	8,670	9.00%, 12/07/2017		6,746	5,768
				Gabonese Republic
				6.38%, 12/12/2024 (e)		6,682	7,083

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal					Principal
BONDS (continued)	Amount (000's)		Value(000	's)	BONDS (continued)	Amount (000's) Value (000's)

Sovereign (continued)					Sovereign (continued)
Honduras Government International Bond					Republic of Iraq
7.50%, 03/15/2024		$4,583	$ 4,938		5.80%, 01/15/2028		$19,576	$17,276
Hungary Government International Bond					Republic of Paraguay
5.75%, 11/22/2023		12,284	13,512		6.10%, 08/11/2044 (e)		1,482	1,588
6.00%, 01/11/2019	EUR	3,738	5,393		Republic of Serbia
Indonesia Government International Bond					5.88%, 12/03/2018		1,014	1,074
3.38%, 04/15/2023 (e)		$18,272	17,495		5.88%, 12/03/2018 (e)		9,469	10,031
3.75%, 04/25/2022		268	267		7.25%, 09/28/2021		4,783	5,498
4.88%, 05/05/2021		4,218	4,508		Romanian Government International Bond
5.25%, 01/17/2042		2,766	2,773		4.88%, 01/22/2024 (e)		1,920	2,069
5.25%, 01/17/2042 (e)		2,000	2,005		6.75%, 02/07/2022		992	1,188
5.38%, 10/17/2023		13,064	14,354		Russian Federal Bond - OFZ
5.88%, 03/13/2020		3,000	3,356		6.40%, 05/27/2020	RUB	53,840	1,067
5.88%, 03/13/2020 (e)		2,000	2,238		6.70%, 05/15/2019		111,300	2,286
5.88%, 01/15/2024 (e)		10,730	12,205		6.80%, 12/11/2019		77,910	1,594
6.88%, 01/17/2018		7,176	8,100		7.00%, 08/16/2023		638,400	12,490
7.75%, 01/17/2038		3,643	4,795		7.50%, 02/27/2019		89,740	1,913
8.50%, 10/12/2035		6,760	9,430		7.60%, 04/14/2021 (g)		44,890	935
11.63%, 03/04/2019		4,055	5,434		Russian Foreign Bond - Eurobond
11.63%, 03/04/2019 (e)		850	1,139		4.88%, 09/16/2023		$27,600	27,640
Indonesia Treasury Bond					7.50%, 03/31/2030 (g)		76,813	87,143
7.00%, 05/15/2022	IDR	10,060,000	785		12.75%, 06/24/2028		2,400	3,955
7.88%, 04/15/2019		30,020,000	2,487		Slovakia Government International Bond
8.38%, 03/15/2024		74,640,000	6,309		4.38%, 05/21/2022 (e)		848	923
9.00%, 03/15/2029		23,100,000	2,008		Slovenia Government International Bond
Ivory Coast Government International Bond					5.25%, 02/18/2024 (e)		8,533	9,189
5.38%, 07/23/2024 (e)		$1,872	1,807		5.85%, 05/10/2023		4,209	4,722
5.38%, 07/23/2024		1,000	963		South Africa Government International Bond
7.77%, 12/31/2032 (g)		21,160	20,424		4.67%, 01/17/2024		7,242	7,532
Jamaica Government International Bond					5.88%, 09/16/2025		32,634	36,876
7.63%, 07/09/2025		14,745	15,759		Sri Lanka Government International Bond
10.63%, 06/20/2017		1,000	1,150		5.13%, 04/11/2019 (e)		694	714
Kazakhstan Government International Bond					Turkey Government International Bond
3.88%, 10/14/2024 (e)		4,798	4,714		3.25%, 03/23/2023		7,258	6,771
Kenya Government International Bond					5.13%, 03/25/2022		4,448	4,728
6.88%, 06/24/2024 (e)		5,742	6,115		5.63%, 03/30/2021		8,425	9,225
Lithuania Government International Bond					5.75%, 03/22/2024		14,521	16,036
6.63%, 02/01/2022		967	1,165		6.25%, 09/26/2022		15,340	17,411
Mexican Bonos					6.63%, 02/17/2045		1,169	1,400
6.25%, 06/16/2016 (g)	MXN	16,573	1,282		6.88%, 03/17/2036		866	1,048
8.00%, 12/07/2023 (g)		179,726	15,315		7.00%, 06/05/2020		3,924	4,566
9.50%, 12/18/2014 (g)		9,620	720		7.38%, 02/05/2025		14,235	17,594
10.00%, 12/05/2024 (g)		54,944	5,334		7.50%, 11/07/2019		4,006	4,721
Mexico Government International Bond					8.00%, 02/14/2034		6,768	9,120
4.00%, 10/02/2023		$8,952	9,346		Ukraine Government International Bond
4.75%, 03/08/2044		3,042	3,089		6.25%, 06/17/2016		1,025	912
5.55%, 01/21/2045		2,310	2,622		6.58%, 11/21/2016		3,873	3,409
5.95%, 03/19/2019		2,214	2,541		6.75%, 11/14/2017		16,556	14,445
Morocco Government International Bond					6.88%, 09/23/2015 (e)		6,632	6,070
4.25%, 12/11/2022 (e)		5,739	5,818		9.25%, 07/24/2017		7,567	6,886
Nigeria Government International Bond					Venezuela Government International Bond
6.38%, 07/12/2023 (e)		1,940	2,056		5.75%, 02/26/2016		30,647	26,050
6.38%, 07/12/2023		8,473	8,981		6.00%, 12/09/2020		3,148	1,873
6.75%, 01/28/2021		1,912	2,067		7.00%, 03/16/2015	EUR	1,018	1,218
Panama Government International Bond					7.00%, 12/01/2018		$4,519	3,005
4.00%, 09/22/2024		3,101	3,171		7.75%, 10/13/2019		5,223	3,382
8.13%, 04/28/2034		9,109	12,388		8.25%, 10/13/2024		2,985	1,803
8.88%, 09/30/2027		2,019	2,892		9.00%, 05/07/2023		3,684	2,367
9.38%, 04/01/2029		4,131	6,176		11.95%, 08/05/2031		17,081	12,427
Panama Notas del Tesoro								$1,031,120
4.88%, 02/05/2021		5,853	6,187
Peruvian Government International Bond					Telecommunications - 2.09%
5.63%, 11/18/2050		2,621	2,960		Alcatel-Lucent USA Inc
					6.75%, 11/15/2020 (e)		12,650	13,030
6.55%, 03/14/2037		1,109	1,417
7.35%, 07/21/2025		2,500	3,306		Altice Financing SA
					6.50%, 01/15/2022 (e)		4,225	4,341
Republic of Azerbaijan International Bond
4.75%, 03/18/2024 (e)		12,369	12,879		Altice SA
Republic of Ghana					7.25%, 05/15/2022	EUR	4,850	6,275
8.13%, 01/18/2026 (e)		1,632	1,640		Avaya Inc
					7.00%, 04/01/2019 (e)		$2,300	2,260
8.50%, 10/04/2017		1,910	2,020
Republic of Honduras					B Communications Ltd
					7.38%, 02/15/2021 (e)		920	980
8.75%, 12/16/2020		6,425	7,317		7.38%, 02/15/2021 (e)		5,872	6,255

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

	Principal					Principal
BONDS (continued)	Amount (000's)		Value (000	's)	BONDS (continued)	Amount (000's)		Value (000's)

Telecommunications (continued)					Telecommunications (continued)
Bharti Airtel International Netherlands BV					VimpelCom Holdings BV (continued)
5.13%, 03/11/2023 (e)		$3,178	$ 3,357		5.95%, 02/13/2023 (e)		$1,300	$1,194
5.35%, 05/20/2024		1,450	1,558		7.50%, 03/01/2022		2,250	2,244
Comcel Trust					Virgin Media Finance PLC
6.88%, 02/06/2024 (e)		5,016	5,367		6.00%, 10/15/2024 (e)		1,000	1,040
Digicel Group Ltd					6.38%, 04/15/2023 (e)		2,000	2,115
7.13%, 04/01/2022 (e)		3,808	3,827		6.38%, 10/15/2024 (e)	GBP	7,500	12,177
8.25%, 09/30/2020 (e)		3,700	3,867		Virgin Media Secured Finance PLC
ENTEL Chile SA					6.00%, 04/15/2021 (e)		2,900	4,848
4.75%, 08/01/2026 (e)		2,444	2,475		Wind Acquisition Finance SA
Frontier Communications Corp					7.00%, 04/23/2021	EUR	3,500	4,333
7.13%, 01/15/2023		700	746					$208,185
Indosat Palapa Co BV
7.38%, 07/29/2020		2,875	3,055		Transportation - 0.21%
Intelsat Jackson Holdings SA					BNSF Funding Trust I
					6.61%, 12/15/2055 (g)		$4,610	5,147
5.50%, 08/01/2023		4,000	4,010
InterXion Holding NV					CEVA Group PLC
					7.00%, 03/01/2021 (e)		4,195	4,080
6.00%, 07/15/2020	EUR	1,900	2,477
Koninklijke KPN NV					Marquette Transportation Co LLC / Marquette
6.12%, 03/29/2049 (g)		1,000	1,344		Transportation Finance Corp
7.00%, 03/28/2073 (e),(g)		$400	417		10.88%, 01/15/2017		8,215	8,461
Level 3 Escrow II Inc					Transnet SOC Ltd
					4.00%, 07/26/2022 (e)		3,049	2,935
5.38%, 08/15/2022 (e)		10,300	10,480
Level 3 Financing Inc								$20,623
6.13%, 01/15/2021 (e)		3,700	3,880		Trucking & Leasing - 0.03%
7.00%, 06/01/2020		3,030	3,235		Jurassic Holdings III Inc
Matterhorn Mobile Holdings SA					6.88%, 02/15/2021 (e)		3,175	3,199
8.25%, 02/15/2020	EUR	3,479	4,654
Millicom International Cellular SA					TOTAL BONDS			$5,647,360
6.63%, 10/15/2021 (e)		$3,398	3,636
						Principal
Mobile Challenger Intermediate Group SA					CONVERTIBLE BONDS - 0.06%	Amount (000's) Value (000's)
8.75%, PIK 9.50%, 03/15/2019 (f)	EUR	4,300	5,456
Motorola Solutions Inc					Mining - 0.06%
4.00%, 09/01/2024		$2,700	2,655		Mirabela Nickel Ltd
Nokia OYJ					9.50%, PIK 9.50%, 06/24/2019 (c),(f)		5,786	5,786
6.75%, 02/04/2019	EUR	1,750	2,591
OTE PLC					TOTAL CONVERTIBLE BONDS			$5,786
3.50%, 07/09/2020		1,050	1,283		CREDIT LINKED STRUCTURED NOTES	Principal
Portugal Telecom International Finance BV					- 0.11%		Amount (000's)	Value (000's)
4.63%, 05/08/2020		500	636
Qualitytech LP/QTS Finance Corp					Sovereign - 0.11%
5.88%, 08/01/2022 (e)		$7,020	7,055		Republic of Iraq - Merrill Lynch
					2.53%, 01/07/2028 (b),(c),(g)	JPY	606,408	3,715
SBA Telecommunications Inc

5.75%, 07/15/2020		7,760	8,109		Titulos De Tesoreria B - Citigroup Inc	COP	12,000,000	7,230
Sprint Corp					11.00%,07/27/2020 (e)
7.25%, 09/15/2021 (e)		5,050	5,340					$10,945
Sunrise Communications Holdings SA					TOTAL CREDIT LINKED STRUCTURED NOTES			$10,945
8.50%, 12/31/2018	EUR	3,161	4,139		SENIOR FLOATING RATE INTERESTS -		Principal
TBG Global Pte Ltd					5.57%		Amount (000's)	Value (000's)
4.63%, 04/03/2018 (e)		$3,043	3,058
					Advertising - 0.12%
Telecom Italia SpA					Advantage Sales & Marketing Inc, Delay-
4.88%, 09/25/2020	EUR	4,450	6,109		Draw Term Loan B-DD
Telefonica Europe BV					4.25%, 07/21/2021 (g)		$140	$139
5.00%, 03/31/2049 (g)		2,000	2,622		Advantage Sales & Marketing Inc, Term
Telenet Finance V Luxembourg SCA					Loan
6.25%, 08/15/2022		3,825	5,189		7.50%, 07/21/2022 (g)		3,900	3,870
T-Mobile USA Inc					Advantage Sales & Marketing Inc, Term Loan
6.00%, 03/01/2023		$6,600	6,798		B
6.50%, 01/15/2024		2,625	2,750		4.25%, 07/21/2021 (g)		8,177	8,099
Turk Telekomunikasyon AS								$12,108
4.88%, 06/19/2024 (e)		6,613	6,564
UPC Holding BV					Agriculture - 0.19%
6.38%, 09/15/2022	EUR	4,400	5,951		Arysta Lifescience SPC LLC, Term Loan
8.38%, 08/15/2020		4,090	5,510		8.25%, 11/20/2020 (g)		2,575	2,590
ViaSat Inc					North Atlantic Trading Co Inc, Term Loan B
6.88%, 06/15/2020		$3,000	3,173		7.75%, 01/13/2020 (g)		8,031	8,071
Vimpel Communications Via VIP Finance					NVA Holdings Inc/United States, Term Loan
Ireland Ltd OJSC					8.00%, 08/08/2022 (g)		6,100	6,039
7.75%, 02/02/2021		500	509		NVA Holdings Inc/United States, Term Loan
9.13%, 04/30/2018 (e)		1,500	1,618		B
VimpelCom Holdings BV					4.75%, 08/06/2021 (g)		2,500	2,478
5.20%, 02/13/2019 (e)		1,640	1,593					$19,178

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Airlines - 0.00%			Diversified Financial Services (continued)
Global Aviation Holdings Inc, PIK Term			Sears Roebuck Acceptance Corp, Term Loan
Loan			B
0.00%, PIK 0.00%, 07/13/2017 (a),(b),(c),(g)	$4,879	$49	5.50%, 06/30/2018 (g)	$8,940	$8,675
0.00%, PIK 0.00%, 02/13/2018 (a),(b),(c),(g)	1,595	—			$23,328

		$49	Electronics - 0.08%
Automobile Parts & Equipment - 0.02%			CPI Buyer LLC, Term Loan
BBB Industries LLC, Term Loan			8.50%, 07/18/2022 (g)	8,190	8,067
0.00%, 10/15/2021 (g),(i)	2,000	1,970

			Engineering & Construction - 0.01%
Building Materials - 0.13%			NANA Development Corp, Term Loan B
CPG International Inc, Term Loan B			8.00%, 03/13/2018 (b),(g)	1,050	1,029
4.75%, 09/30/2020 (g)	4,782	4,738
GYP Holdings III Corp, Term Loan B
4.75%, 03/26/2021 (g)	4,776	4,668	Entertainment - 0.24%
			Amaya Holdings BV, Term Loan
Panolam Industries International Inc, Term			5.00%, 08/01/2021 (g)	4,000	3,966
Loan			8.07%, 08/01/2022 (g)	1,750	1,766
7.75%, 08/22/2017 (g)	3,676	3,658
			Delta 2 Lux Sarl, Term Loan B
		$13,064	0.00%, 07/30/2021 (g),(i)	2,000	1,983
Chemicals - 0.07%			7.75%, 07/29/2022 (g)	3,100	3,086
Road Infrastructure Investment LLC, Term			7.75%, 07/29/2022 (g)	3,310	3,296
Loan			Lions Gate Entertainment Corp, Term Loan
7.75%, 09/21/2021 (g)	440	399	5.00%, 07/17/2020 (g)	9,800	9,825
Solenis International LP, Term Loan					$23,922
7.75%, 07/02/2022 (g)	6,100	5,963
			Food- 0.37%
		$6,362	AdvancePierre Foods Inc, Term Loan
Coal- 0.03%			9.50%, 10/02/2017 (g)	10,781	10,660
Arch Coal Inc, Term Loan			Albertson's Holdings LLC, Term Loan B4
0.00%, 05/14/2018 (g),(i)	3,730	3,288	4.50%, 08/11/2021 (g)	7,500	7,501
			CTI Foods Holding Co LLC, Term Loan
			8.25%, 06/14/2019 (g)	3,920	3,812
Commercial Services - 0.38%			Milk Specialties Co, Term Loan B
Brickman Group Ltd LLC/The, Term Loan B			7.50%, 11/07/2018 (g)	14,564	14,309
4.00%, 12/18/2020 (g)	4,389	4,309
			Old HB Inc, Term Loan B
Catalent Pharma Solutions Inc, Term Loan			6.75%, 03/12/2020 (g)	597	607
6.50%, 12/31/2017 (g)	250	250
CHG Buyer Corp, Term Loan					$36,889
9.00%, 11/13/2020 (g)	3,596	3,634	Healthcare - Products - 0.28%
Envision Acquisition Co LLC, Term Loan			Biomet Inc, Term Loan B2
0.00%, 09/23/2021 (g),(i)	9,500	9,464	3.65%, 07/25/2017 (g)	13,573	13,531
11.00%, 09/23/2021 (g)	3,300	3,288	CareCore National LLC, Term Loan
Learning Care Group Inc, Term Loan B			5.50%, 02/12/2021 (g)	9,254	9,155
5.50%, 05/03/2021 (g)	2,993	3,000	Phillips-Medisize Corp, Term Loan
Lineage Logistics LLC, Term Loan B			8.25%, 06/16/2022 (g)	5,000	4,954
4.50%, 03/31/2021 (g)	7,504	7,342			$27,640
Washington Inventory Service, Term Loan
10.25%, 06/18/2019 (g)	6,800	6,685	Healthcare - Services - 0.72%
		$37,972	American Renal Holdings Inc, Delay-Draw
			Term Loan DD
Computers - 0.12%			8.50%, 02/14/2020 (g)	3,499	3,429
Expert Global Solutions Inc, Term Loan B			Envision Healthcare Corp, Term Loan B
8.50%, 04/02/2018 (g)	11,964	11,893	4.00%, 05/25/2018 (g)	19,740	19,588
SRA International Inc, Term Loan B			Heartland Dental LLC, Term Loan
6.50%, 07/20/2018 (g)	256	255	5.50%, 12/21/2018 (g)	6,352	6,336
		$12,148	9.75%, 06/20/2019 (g)	9,050	9,118
			National Mentor Holdings Inc, Term Loan B
Distribution & Wholesale - 0.09%			4.75%, 01/31/2021 (g)	8,202	8,127
American Tire Distributors Inc, Term Loan			Surgery Center Holdings Inc, Term Loan
5.75%, 06/19/2018 (g)	3,686	3,681
			0.00%, 07/23/2021 (g),(i)	10,000	9,806
HBC Holdings LLC, Term Loan B			9.75%, 04/10/2020 (c),(g)	5,825	5,825
7.89%, 09/30/2019 (g)	3,500	3,395
			US Renal Care Inc, Term Loan
Performance Food Group Inc, Term Loan			4.25%, 07/03/2019 (g)	2,376	2,358
6.25%, 11/07/2019 (g)	1,728	1,721
			US Renal Care Inc, Term Loan B1
		$8,797	8.59%, 01/03/2020 (g)	2,900	2,900
Diversified Financial Services - 0.24%			8.59%, 01/03/2020 (g)	4,080	4,080
Connolly Corp, Term Loan					$71,567
8.00%, 05/13/2022 (g)	12,270	12,224
			Holding Companies - Diversified - 0.16%
Intertrust Group BV, Term Loan			Opal Acquisition Inc, Term Loan B
4.45%, 04/02/2021 (g)	500	492
			5.00%, 11/20/2020 (g)	8,009	7,970
RCS Capital Corp, Term Loan
6.50%, 03/29/2019 (g)	1,964	1,937

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value (000's)

Holding Companies - Diversified (continued)			Metal Fabrication & Hardware (continued)
Spirit Retail Bidco Ltd, Term Loan			SBP Holdings, Term Loan
4.73%, 06/30/2021 (c),(g)	$7,730	$7,575	9.00%, 03/24/2022 (g)	$6,825	$6,620
		$15,545	Wastequip LLC, Term Loan B
			5.50%, 07/26/2019 (g)	2,938	2,934
Insurance - 0.12%					$10,487
Asurion LLC, Term Loan
8.50%, 02/19/2021 (g)	10,000	10,152	Miscellaneous Manufacturing - 0.10%
York Risk Services Group Inc, Term Loan B			Arctic Glacier USA Inc, Term Loan B
4.75%, 10/01/2021 (g)	1,940	1,927	5.00%, 05/10/2019 (g)	1,568	1,541
		$12,079	UTEX Industries Inc, Term Loan
			8.25%, 05/16/2022 (g)	5,430	5,357
Internet - 0.27%			UTEX Industries Inc, Term Loan B
Active Network Inc/The, Term Loan B			5.00%, 05/14/2021 (g)	3,392	3,343
5.50%, 11/06/2020 (g)	1,592	1,576
Blue Coat Systems Inc, Term Loan B					$10,241
4.00%, 02/15/2018 (g)	2,622	2,568	Oil & Gas - 0.03%
EIG Investors Corp, Term Loan B			BBOG Borrower LP, Term Loan
5.00%, 11/09/2019 (g)	5,444	5,431	7.50%, 07/21/2021 (g)	3,000	2,843
ION Trading Technologies Sarl, Term Loan
7.25%, 06/10/2022 (g)	1,850	1,819
			Oil & Gas Services - 0.15%
Landslide Holdings Inc, Term Loan			Expro Finservices Sarl, Term Loan B
5.00%, 02/25/2020(g)	3,663	3,623	5.75%, 08/12/2021 (g)	4,000	3,913
MH Sub I LLC, Term Loan
8.50%, 06/27/2022 (g)	8,000	7,820	McJunkin Red Man Corp, Term Loan B
			5.52%, 11/08/2019 (g)	9,372	9,384
ProQuest LLC, Term Loan B
0.00%, 09/24/2021 (g),(i)	4,000	3,996	Panda Temple Power II LLC, Term Loan B
			7.25%, 04/03/2019 (g)	850	862
		$26,833	Pinnacle Holdco Sarl, Term Loan
Investment Companies - 0.03%			10.50%, 07/24/2020 (g)	1,056	1,032
AssuredPartners Capital Inc, Term Loan B					$15,191
4.50%, 03/31/2021 (g)	3,100	3,077
			Packaging & Containers - 0.13%
			Berlin Packaging LLC, Term Loan
Leisure Products & Services - 0.17%			7.75%, 09/23/2022 (g)	4,130	4,113
Equinox Holdings Inc, Term Loan			FPC Holdings Inc, Term Loan
9.75%, 05/16/2020 (g)	12,500	12,609	9.25%, 05/15/2020 (g)	9,400	9,118
Performance Sports Group Ltd, Term Loan B					$13,231
4.00%, 04/02/2021 (g)	918	910
Sabre GLBL Inc, Term Loan B			Pharmaceuticals - 0.12%
4.00%, 02/15/2019 (g)	3,067	3,016	BioScrip Inc, Delay-Draw Term Loan B-DD
			6.50%, 07/22/2020 (g)	138	137
		$16,535	BioScrip Inc, Term Loan B
Leisure Time - 0.05%			6.50%, 06/05/2020 (g)	230	230
Planet Fitness, Term Loan			P2 Lower Acquisition LLC, Term Loan
4.75%, 03/26/2021 (g)	5,154	5,154	9.50%, 10/18/2021 (g)	4,825	4,729
			PharMEDium Healthcare Corp, Term Loan
			7.75%, 01/28/2022 (g)	7,042	7,024
Lodging - 0.09%
Caesars Entertainment Operating Co Inc, Term					$12,120
Loan B4B			Pipelines - 0.03%
10.50%, 10/31/2016 (g)	813	739	Crestwood Holdings LLC, Term Loan B1
Intrawest Operations Group LLC, Term Loan			7.00%, 05/24/2019 (g)	2,619	2,610
B
5.50%, 11/26/2020 (g)	8,312	8,304
		$9,043	Retail - 0.17%
			1011778 BC ULC, Term Loan B
Machinery - Diversified - 0.05%			4.50%, 09/25/2021 (g)	3,900	3,896
CPM Holdings Inc, Term Loan			GOBP Holdings Inc, Term Loan
10.25%, 02/16/2018 (g)	2,500	2,525	0.00%, 10/15/2021 (g),(i)	2,700	2,693
Pro Mach Group Inc, Term Loan B			HMK Intermediate Holdings LLC, Term Loan
0.00%, 10/15/2021 (g),(i)	2,500	2,496	B
		$5,021	5.00%, 03/22/2018 (g)	3,785	3,709
			Mattress Holding Corp, Term Loan B
Media- 0.03%			5.25%, 10/01/2021 (g)	3,500	3,498
CKX Inc, Term Loan B			Pilot Travel Centers LLC, Term Loan B
9.00%, 06/21/2017 (b),(g)	1,503	1,277
			4.25%, 09/30/2021 (g)	2,000	2,000
Cumulus Media Holdings Inc, Term Loan B			Targus Group International Inc, Term Loan B
4.25%, 12/18/2020 (g)	1,910	1,888
			12.00%, 05/24/2016 (b),(g)	1,303	1,023
		$3,165			$16,819

Metal Fabrication & Hardware - 0.11%			Software - 0.30%
Doncasters Group Ltd, Term Loan			Attachmate Corp, Term Loan
9.50%, 10/28/2020 (g)	441	439
			7.25%, 11/24/2017 (g)	3,664	3,660
Doncasters US Finance LLC, Term Loan B			Deltek Inc, Term Loan
4.50%, 04/05/2020 (g)	499	494
			10.00%, 10/04/2019 (g)	1,000	1,008

See accompanying notes

		Schedule of Investments
	Global Diversified Income Fund
		October 31, 2014

SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)

Software (continued)
Evergreen Skills Lux Sarl, Term Loan
4.00%, 04/08/2021 (g)	$2,363	$2,317
First Data Corp, Term Loan C1
3.65%, 03/23/2018 (g)	1,700	1,683
Magic Newco LLC, Term Loan
12.00%, 12/06/2019 (g)	10,000	10,900
Micro Focus US Inc, Term Loan B
0.00%, 10/07/2021 (g),(i)	1,750	1,686
P2 Upstream Acquisition Co, Term Loan
9.00%, 04/30/2021 (g)	3,100	3,069
STG-Fairway Acquisitions Inc, Term Loan B
6.25%, 02/13/2019 (g)	1,231	1,223
Wall Street Systems Delaware Inc, Term Loan
B
4.50%, 04/09/2021 (g)	4,580	4,548
		$30,094

Telecommunications - 0.25%
Aircell Business Aviation Services LLC, Term
Loan B1
11.25%, 06/21/2017 (b),(g)	4,408	4,629
Aircell Business Aviation Services LLC, Term
Loan B2
7.50%, 03/21/2018 (g)	1,415	1,401
Avaya Inc, Term Loan B3
4.65%, 10/26/2017 (g)	5,652	5,465
Avaya Inc, Term Loan B6
6.50%, 03/31/2018 (g)	3,692	3,659
LTS Buyer LLC, Term Loan
8.00%, 03/28/2021 (g)	417	414
Tower Development Corp, Term Loan
6.25%, 02/01/2017 (c),(g)	8,660	8,595
		$24,163

Transportation - 0.12%
CEVA Group PLC, SYNTH LOC
6.50%, 03/19/2021 (g)	691	655
CEVA Group PLC, Term Loan
6.50%, 03/12/2021 (g)	1,000	948
6.50%, 03/19/2021 (g)	725	687
6.50%, 03/19/2021 (g)	125	119
Commercial Barge Line Co, Term Loan B
7.50%, 09/20/2019 (g)	2,431	2,427
SIRVA Worldwide Inc, Term Loan
7.50%, 03/22/2019 (g)	6,994	7,063
		$11,899
TOTAL SENIOR FLOATING RATE INTERESTS		$553,528
Total Investments		$9,916,144
Other Assets in Excess of Liabilities, Net - 0.31%		$31,090
TOTAL NET ASSETS - 100.00%		$9,947,234

(a)	Non-Income Producing Security
(b)	Security is Illiquid
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $94,264 or 0.95% of net assets.
(d)	Security or a portion of the security was pledged to cover margin requirements for options contracts. At the end of the period, the value of these securities totaled $292,837 or 2.94% of net assets.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,297,296 or 23.09% of net assets.
(f)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(g)	Variable Rate. Rate shown is in effect at October 31, 2014.
(h)	Security purchased on a when-issued basis.
(i)	This Senior Floating Rate Note will settle after October 31, 2014, at which time the interest rate will be determined.

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

Portfolio Summary (unaudited)		Other Assets in Excess of Liabilities, Net	0.31%
Country	Percent	TOTAL NET ASSETS	100.00%
United States	62.46%
Canada	3.16%
United Kingdom	3.07%
Netherlands	2.04%
France	2.01%
Australia	1.89%
Japan	1.78%
Luxembourg	1.53%
Venezuela	1.50%
Russian Federation	1.41%
Indonesia	1.14%
Germany	1.04%
Turkey	1.01%
Argentina	0.82%
Hong Kong	0.82%
South Africa	0.72%
Brazil	0.72%
Italy	0.67%
Chile	0.64%
Dominican Republic	0.63%
Mexico	0.59%
Kazakhstan	0.58%
Spain	0.55%
Cayman Islands	0.54%
Bermuda	0.50%
Colombia	0.49%
Virgin Islands, British	0.45%
Switzerland	0.43%
Singapore	0.41%
Ireland	0.39%
Costa Rica	0.38%
Ukraine	0.38%
Sweden	0.36%
Panama	0.30%
El Salvador	0.28%
Croatia	0.25%
Cote d'Ivoire	0.24%
Azerbaijan	0.22%
Iraq	0.21%
Hungary	0.19%
Norway	0.19%
China	0.18%
Marshall Islands	0.18%
Poland	0.18%
Jamaica	0.17%
Serbia	0.17%
Jersey, Channel Islands	0.17%
Finland	0.14%
Slovenia	0.14%
Nigeria	0.13%
Peru	0.13%
Honduras	0.12%
Taiwan, Province Of China	0.09%
Belgium	0.08%
Thailand	0.08%
Israel	0.08%
Korea, Republic Of	0.08%
Morocco	0.08%
Gabon	0.07%
Kenya	0.06%
Barbados	0.05%
Denmark	0.05%
Malaysia	0.05%
Austria	0.04%
Ghana	0.04%
New Zealand	0.03%
Curacao	0.03%
Romania	0.03%
Paraguay	0.02%
Slovakia	0.01%
Lithuania	0.01%
Sri Lanka	0.01%
Investments Sold Short	0.00%

See accompanying notes

Schedule of Investments
Global Diversified Income Fund
October 31, 2014

Foreign Currency Contracts

								Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept			In Exchange For		Fair Value	Asset		Liability
Bank of New York Mellon	11/06/2014	GBP	125,000			$209	$200		$—	$(9)
JP Morgan Chase	11/06/2014	EUR	2,535,089			3,230	3,177		—	(53)
JP Morgan Chase	11/28/2014	EUR	72,841,535			92,276	91,285		—	(991)
JP Morgan Chase	11/28/2014	GBP	27,014,786			43,385	43,203		—	(182)
Total									$—	$(1,235)
								Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver			In Exchange For		Fair Value	Asset		Liability
Bank of New York Mellon	11/06/2014	GBP	3,125,000			$5,254	$4,999		$255	$—
Bank of New York Mellon	11/18/2014	GBP	2,000,000			3,236	3,199		37	—
Bank of New York Mellon	11/26/2014	EUR	5,025,000			6,595	6,297		298	—
Bank of New York Mellon	11/26/2014	GBP	2,850,000			4,557	4,558		—	(1)
Bank of New York Mellon	01/07/2015	GBP	2,300,000			3,725	3,677		48	—
Bank of New York Mellon	01/23/2015	GBP	1,000,000			1,603	1,599		4	—
JP Morgan Chase	11/06/2014	EUR	253,234,463			323,527	317,341		6,187	(1)
JP Morgan Chase	11/28/2014	EUR	45,026,744			56,384	56,428		83	(127)
JP Morgan Chase	11/28/2014	GBP	61,266,158			99,628	97,978		1,650	—
JP Morgan Chase	11/28/2014	JPY	425,357,000			3,878	3,788		90	—
Total									$8,652	$(129)

Amounts in thousands except contracts

Options

						Upfront Premiums				Unrealized
Written Options Outstanding	Exercise Price	Expiration Date	Contracts			Paid/(Received)		Fair Value	Appreciation/(Depreciation)
Call - DIA	$161.00	11/24/2014			17,887		$(2,304)	$(12,181)		$(9,877)
Call - EEM	$30.00	11/24/2014			18,709		(1,002)	(1,386)		(384)
Call - EFA	$62.00	11/24/2014			42,879		(2,520)	(9,736)		(7,216)
Call - IYR	$240.00	11/24/2014			3,220		(187)	(738)		(551)
Call - SPY	$178.00	11/24/2014			43,155		(8,021)	(39,796)		(31,775)
Call - XLU	$44.00	11/24/2014			5,342		(213)	(930)		(717)
Total							$(14,247)	$(64,767)		$(50,520)

Amounts in thousands except contracts

Short Sales Outstanding

COMMON STOCKS - 0.00%	Shares	Value (000		's)

Publicly Traded Investment Fund - 0.00%
SPDR S&P 500 ETF Trust		100	$20

TOTAL COMMON STOCKS (proceeds $19)			$20
TOTAL SHORT SALES (proceeds $19)			$20

See accompanying notes

Schedule of Investments
Global Real Estate Securities Fund
October 31, 2014

COMMON STOCKS - 99.42%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)

Healthcare - Services - 0.78%			REITS (continued)
Brookdale Senior Living Inc (a)	544,034	$18,339	Kenedix Residential Investment Corp	4,587	$ 12,019
			Keppel REIT	7,077,000	6,726
			Kilroy Realty Corp	479,850	32,505
Holding Companies - Diversified - 1.30%			Klepierre	717,869	31,071
Wharf Holdings Ltd/The	4,091,880	30,264	Land Securities Group PLC	3,041,998	53,977
			Link REIT/The	2,232,500	13,128
Home Builders - 1.10%			Mirvac Group	13,119,198	20,814
Iida Group Holdings Co Ltd	1,121,000	12,457	Nippon Building Fund Inc	1,448	8,116
Taylor Wimpey PLC	6,956,007	13,213	Nomura Real Estate Master Fund Inc	11,758	14,215
		$25,670	Pebblebrook Hotel Trust	781,031	33,272
			Prologis Inc	1,535,615	63,958
Leisure Products & Services - 0.45%			Public Storage	184,246	33,964
Ardent Leisure Group	3,843,320	10,528	Saul Centers Inc	217,332	11,942
			Scentre Group (a)	6,677,803	21,302
Lodging - 0.17%			Simon Property Group Inc	824,567	147,771
Accor SA	93,743	3,938	SL Green Realty Corp	464,862	53,785
			Spring Real Estate Investment Trust	19,142,000	8,877
			Strategic Hotels & Resorts Inc (a)	1,445,734	18,578
Real Estate - 21.76%			Sun Communities Inc	200,200	11,606
CapitaLand Ltd	7,385,000	18,233	Sunstone Hotel Investors Inc	1,519,143	23,258
China Resources Land Ltd	4,776,000	11,360	Taubman Centers Inc	272,402	20,716
Deutsche Annington Immobilien SE	1,005,198	29,097	Unibail-Rodamco SE	107,975	27,686
Fabege AB	1,663,259	21,351	Ventas Inc	864,053	59,196
Hongkong Land Holdings Ltd	4,154,753	28,975	Vornado Realty Trust	418,140	45,778
Hufvudstaden AB	949,186	12,316	Washington Prime Group Inc	411,878	7,261
Jones Lang LaSalle Inc	111,218	15,038	Weingarten Realty Investors	650,810	23,592
Kerry Properties Ltd	3,689,000	12,655	Wereldhave NV	254,979	20,904
LEG Immobilien AG	220,050	15,209	Westfield Corp	5,297,842	37,228
Mitsubishi Estate Co Ltd	3,395,077	86,489	Workspace Group PLC	1,811,450	19,070
Mitsui Fudosan Co Ltd	2,551,793	82,082			$1,715,977
New World Development Co Ltd	18,329,000	23,040
Nomura Real Estate Holdings Inc	933,000	16,490	Storage & Warehousing - 0.38%
Shimao Property Holdings Ltd	4,989,000	10,737	Safestore Holdings PLC	2,688,160	8,954
Sponda OYJ	2,994,986	13,713
ST Modwen Properties PLC	1,846,798	10,704	TOTAL COMMON STOCKS		$2,321,815
Sumitomo Realty & Development Co Ltd	596,000	22,343	INVESTMENT COMPANIES - 0.63%	Shares Held	Value(000	's)
Sun Hung Kai Properties Ltd	3,730,687	55,666
Sun Hung Kai Properties Ltd - Warrants (a),(b)	283,890	616	Publicly Traded Investment Fund - 0.63%
UNITE Group PLC/The	3,222,167	22,031	Morgan Stanley Institutional Liquidity Funds -	14,627,603	14,628
		$508,145	Government Portfolio

REITS - 73.48%			TOTAL INVESTMENT COMPANIES		$14,628
AEON REIT Investment Corp	12,182	15,337	Total Investments		$2,336,443
American Realty Capital Properties Inc	1,061,948	9,419	Liabilities in Excess of Other Assets, Net - (0.05)%		$(1,225)
Apartment Investment & Management Co	848,213	30,358	TOTAL NET ASSETS - 100.00%		$2,335,218
Astro Japan Property Group (b)	1,886,407	7,322
AvalonBay Communities Inc	330,290	51,472
Boardwalk Real Estate Investment Trust	434,260	27,511	(a) Non-Income Producing Security
Boston Properties Inc	362,335	45,926	(b) Security is Illiquid
Camden Property Trust	365,866	28,051
Canadian Real Estate Investment Trust	492,855	21,642
CapitaCommercial Trust	11,159,000	14,510
CBL & Associates Properties Inc	345,758	6,614	Portfolio Summary (unaudited)
Corrections Corp of America	386,315	14,209	Country		Percent
CubeSmart	1,627,915	34,268	United States		54.37%
Daiwa Office Investment Corp	2,511	13,507	Japan		12.83%
DDR Corp	1,318,483	23,917	Hong Kong		8.37%
Duke Realty Corp	1,415,915	26,846	United Kingdom		7.01%
Education Realty Trust Inc	997,880	11,236	Australia		6.16%
EPR Properties	354,877	19,909	France		2.69%
Equity One Inc	767,913	18,430	Canada		2.11%
Equity Residential	362,116	25,189	Germany		1.90%
Essex Property Trust Inc	346,695	69,949	Singapore		1.69%
Extra Space Storage Inc	571,022	33,211	Sweden		1.44%
Federal Realty Investment Trust	208,592	27,492	Netherlands		0.89%
Federation Centres	7,161,216	17,197	Finland		0.59%
First Industrial Realty Trust Inc	1,311,314	25,610	Liabilities in Excess of Other Assets, Net		(0.05)%
General Growth Properties Inc	1,648,307	42,708	TOTAL NET ASSETS		100.00%
Goodman Group	6,077,785	29,673
Great Portland Estates PLC	3,252,154	35,793
HCP Inc	179,092	7,875
Health Care REIT Inc	420,396	29,894
Host Hotels & Resorts Inc	2,231,721	52,021
Kenedix Office Investment Corp	3,098	16,566

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2014

INVESTMENT COMPANIES - 1.07%	Shares Held Value (000's)			Principal
			BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 1.07%
Goldman Sachs Financial Square Funds -	17,842,954	$17,843	Mortgage Backed Securities (continued)
Government Fund			Freddie Mac Strips
			3.00%, 10/15/2027 (a)	$26,791	$3,236
TOTAL INVESTMENT COMPANIES		$17,843	Ginnie Mae
	Principal		0.61%, 01/16/2054 (a)	50,534	2,746
BONDS- 29.91%	Amount (000's) Value (000's)		0.66%, 04/16/2053 (a)	33,970	1,284
			0.67%, 11/16/2053 (a)	117,850	7,717
Home Equity Asset Backed Securities - 0.86%			0.70%, 08/16/2051 (a)	102,252	6,213
ACE Securities Corp Mortgage Loan Trust			0.71%, 04/16/2047 (a)	113,227	6,906
Series 2007-D1			0.75%, 11/16/2045 (a)	46,595	2,842
6.34%, 02/25/2038 (a),(b)	$4,110	$4,014	0.75%, 05/16/2053 (a)	66,949	4,494
6.93%, 02/25/2038 (b)	10,512	10,344	0.75%, 10/16/2053 (a)	63,189	3,639
		$14,358	0.79%, 06/16/2054 (a)	75,813	3,992
			0.80%, 12/16/2053 (a)	121,612	7,809
Mortgage Backed Securities - 28.83%			0.86%, 02/16/2053 (a)	85,092	5,977
Bear Stearns Commercial Mortgage Securities			0.87%, 02/16/2053 (a)	52,658	3,699
Trust 2007-TOP28			0.91%, 03/16/2049 (a)	49,504	2,793
5.96%, 09/11/2042 (a)	9,700	10,513
			0.92%, 03/16/2052 (a)	46,168	3,699
BNPP Mortgage Securities LLC 2009-1			0.92%, 02/16/2053 (a)	97,891	7,786
Trust			0.92%, 10/16/2054 (a)	63,336	3,656
6.00%, 08/27/2037 (b)	6,757	7,150
			0.93%, 04/16/2056 (a)	44,959	3,469
CFCRE Commercial Mortgage Trust 2011-			0.96%, 02/16/2046 (a)	68,466	4,736
C1			0.96%, 11/16/2052 (a)	66,448	5,124
5.54%, 04/15/2044 (a),(b)	3,000	3,356
			0.96%, 04/16/2053 (a)	37,072	2,670
Citigroup Commercial Mortgage Trust 2013-			0.96%, 06/16/2054 (a)	33,890	2,155
GC17			0.98%, 09/16/2053 (a)	63,414	4,554
4.54%, 11/10/2046	10,363	11,222	0.99%, 02/16/2053 (a)	65,886	5,054
Citigroup Mortgage Loan Trust 2009-5			0.99%, 04/16/2056 (a)	58,521	4,745
6.95%, 10/25/2036 (b)	1,910	2,163
			1.05%, 06/16/2052 (a)	55,216	3,745
Citigroup Mortgage Loan Trust 2010-8			1.13%, 08/16/2053 (a)	30,719	1,641
5.75%, 02/25/2036 (b)	2,055	1,912
			1.22%, 09/16/2053 (a)	43,604	2,661
Citigroup Mortgage Loan Trust 2010-9			1.22%, 10/16/2053 (a)	23,177	1,670
4.25%, 01/25/2036 (b)	4,022	4,125
			1.28%, 12/16/2053 (a)	20,349	1,524
Citigtoup Mortgage Loan Trust 2014-A			1.36%, 04/16/2053 (a)	32,619	2,041
5.43%, 01/25/2035 (a),(b)	7,353	7,872
			1.42%, 08/16/2052 (a)	69,552	4,283
Credit Suisse First Boston Mortgage Securities			1.58%, 12/16/2042 (a)	9,513	9,363
Corp			2.24%, 03/16/2046 (a),(c)	8,642	8,513
6.00%, 12/25/2033	3,074	3,326
Fannie Mae Interest Strip			2.30%, 08/16/2041	8,887	9,165
			2.60%, 09/16/2042 (a),(c)	11,041	11,325
7.00%, 04/25/2024 (a)	86	19
Fannie Mae REMICS			3.00%, 05/16/2037	14,000	14,343
			3.00%, 01/16/2054 (a)	4,424	4,635
0.75%, 04/25/2027 (a)	19	19
			3.50%, 04/20/2038 (a)	14,825	1,996
2.00%, 12/25/2042	5,614	4,629
2.50%, 02/25/2028 (a)	30,154	2,880	3.50%, 07/16/2045	6,850	7,089
			4.00%, 09/16/2026 (a)	14,509	1,862
2.50%, 11/25/2041	9,013	9,132
3.50%, 01/25/2028 (a)	28,858	4,058	4.00%, 02/20/2034	6,889	7,300
			4.00%, 04/20/2038 (a)	14,513	1,714
3.50%, 02/25/2041 (a)	16,013	2,933
3.50%, 02/25/2043	2,293	2,408	4.00%, 11/16/2038	1,532	1,614
			4.50%, 01/20/2038 (a)	6,256	585
3.50%, 11/25/2042 (a)	35,377	6,264
4.00%, 06/25/2039	10,000	10,566	5.00%, 11/20/2039	7,500	8,210
4.00%, 11/25/2043	6,534	6,767	GS Mortgage Securities Trust 2011-GC5
			5.31%, 08/10/2044 (a),(b)	4,624	4,870
6.50%, 02/25/2047	308	332
7.00%, 04/25/2032	1,970	2,260	JP Morgan Chase Commercial Mortgage
9.00%, 05/25/2020	22	24	Securities Trust 2006-LDP9
Freddie Mac REMICS			5.37%, 05/15/2047	9,400	9,771
1.05%, 02/15/2021 (a)	13	13	JP Morgan Chase Commercial Mortgage
2.50%, 11/15/2032	8,574	8,455	Securities Trust 2013-C10
			3.37%, 12/15/2047 (a)	7,800	7,830
2.50%, 01/15/2043 (a)	20,781	2,962
2.50%, 02/15/2043	4,492	4,405	JP Morgan Chase Commercial Mortgage
3.00%, 08/15/2028	5,010	5,072	Securities Trust 2013-C16
			4.94%, 12/15/2046 (a)	8,000	8,787
3.00%, 11/15/2030 (a)	12,621	1,409
3.00%, 02/15/2040	1,369	1,399	LF Rothschild Mortgage Trust III
3.00%, 10/15/2042	3,275	3,360	9.95%, 09/01/2017	3	4
3.00%, 03/15/2043	9,072	9,263	MASTR Alternative Loan Trust 2005-1
3.50%, 01/15/2028 (a)	15,871	2,070	6.00%, 02/25/2035	5,345	5,888
3.50%, 04/15/2040	19,386	2,537	Morgan Stanley Re-REMIC Trust 2010-R1
			2.53%, 07/26/2035 (a),(b)	9,700	9,137
3.50%, 10/15/2042 (a)	11,597	2,464
			2.61%, 07/26/2035 (a),(b)	8,700	8,801
4.00%, 06/15/2028 (a)	6,791	401
4.00%, 01/15/2039 (a)	10,989	1,353	Sequoia Mortgage Trust 2013-12
			4.00%, 12/25/2043 (a),(b)	6,150	6,407
4.00%, 05/15/2039	4,825	5,030
4.00%, 11/15/2042 (a)	19,848	3,720	Springleaf Mortgage Loan Trust
			2.31%, 06/25/2058 (a),(b)	5,600	5,485
4.50%, 12/15/2026	4,091	4,469
4.50%, 05/15/2037 (a)	6,235	6,612	Springleaf Mortgage Loan Trust 2013-3
			3.79%, 09/25/2057 (a),(b)	4,800	4,834
6.50%, 08/15/2027	138	155

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2014

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
			Federal Home Loan Mortgage Corporation (FHLMC)
Mortgage Backed Securities (continued)			(continued)
Structured Asset Sec Corp Mortgage Pass
Through Certs Series 2004-3			5.50%, 12/01/2037	$3,849	$4,318
5.68%, 03/25/2034 (a)	$4,331	$4,493	5.50%, 04/01/2038	31	35
WFRBS Commercial Mortgage Trust 2014-			5.50%, 05/01/2038	132	148
C23			6.00%, 04/01/2017	135	141
4.38%, 10/15/2057 (a)	9,700	10,139	6.00%, 04/01/2017	115	120
WFRBS Commercial Mortgage Trust 2014-			6.00%, 05/01/2017	140	146
LC14			6.00%, 07/01/2017	8	8
4.34%, 03/15/2047 (a)	8,000	8,019	6.00%, 01/01/2021	78	84
			6.00%, 06/01/2028	15	17
		$479,818	6.00%, 05/01/2031	164	188
Other Asset Backed Securities - 0.22%			6.00%, 10/01/2031	6	7
TAL Advantage V LLC			6.00%, 02/01/2032	25	29
3.33%, 05/20/2039 (a),(b)	3,698	3,703	6.00%, 09/01/2032	326	368
			6.00%, 11/01/2033	783	895
TOTAL BONDS		$497,879	6.00%, 11/01/2033	617	700
U.S. GOVERNMENT & GOVERNMENT	Principal		6.00%, 05/01/2034	1,908	2,133
AGENCY OBLIGATIONS - 69.36%	Amount (000's) Value (000's)		6.00%, 05/01/2034	2,509	2,864
Federal Home Loan Mortgage Corporation (FHLMC) -			6.00%, 09/01/2034	173	198
17.88%			6.00%, 02/01/2035	160	183
2.04%, 03/01/2036 (a)	$253	$257	6.00%, 10/01/2036 (a)	123	140
2.50%, 08/01/2027	2,739	2,793	6.00%, 03/01/2037	220	249
2.50%, 09/01/2027	8,763	8,934	6.00%, 05/01/2037	302	344
			6.00%, 01/01/2038 (a)	111	126
2.50%, 02/01/2028	8,478	8,643
2.60%, 10/01/2032 (a)	2	2	6.00%, 03/01/2038	81	92
3.00%, 01/01/2027	7,781	8,081	6.00%, 04/01/2038	205	232
3.00%, 02/01/2027	8,312	8,633	6.00%, 07/01/2038	478	541
3.00%, 10/01/2042	11,658	11,697	6.00%, 10/01/2038	334	377
3.00%, 10/01/2042	4,697	4,712	6.00%, 09/01/2039	8,240	9,367
3.00%, 10/01/2042	9,436	9,509	6.50%, 11/01/2016	89	92
3.00%, 05/01/2043	8,513	8,567	6.50%, 06/01/2017	23	23
3.50%, 11/01/2026	5,505	5,829	6.50%, 12/01/2021	369	419
3.50%, 02/01/2032	8,721	9,148	6.50%, 04/01/2022	331	375
3.50%, 04/01/2032	7,399	7,761	6.50%, 05/01/2022	210	238
3.50%, 12/01/2041	4,431	4,597	6.50%, 08/01/2022	81	92
3.50%, 02/01/2042	3,212	3,323	6.50%, 05/01/2023	101	107
3.50%, 04/01/2042	12,879	13,326	6.50%, 07/01/2023	3	3
3.50%, 04/01/2042	1,306	1,351	6.50%, 01/01/2024	17	19
3.50%, 07/01/2042	13,900	14,383	6.50%, 07/01/2025	2	3
3.50%, 09/01/2042	9,847	10,181	6.50%, 07/01/2025	2	3
3.50%, 08/01/2043	9,399	9,746	6.50%, 09/01/2025	2	2
4.00%, 08/01/2026	4,953	5,283	6.50%, 09/01/2025	1	1
4.00%, 12/01/2040	8,851	9,446	6.50%, 10/01/2025	4	4
4.00%, 10/01/2041	6,533	6,961	6.50%, 10/01/2025	2	2
4.00%, 12/01/2041	7,887	8,467	6.50%, 04/01/2027	2	2
4.00%, 07/01/2042	5,279	5,669	6.50%, 03/01/2029	7	8
4.00%, 07/01/2043	6,810	7,310	6.50%, 03/01/2029	86	100
4.00%, 09/01/2044	7,988	8,575	6.50%, 04/01/2031	282	323
4.50%, 08/01/2033	827	897	6.50%, 06/01/2031	1	1
4.50%, 07/01/2039	2,910	3,177	6.50%, 10/01/2031	128	152
4.50%, 12/01/2040	7,330	7,944	6.50%, 01/01/2032	1,387	1,636
4.50%, 04/01/2041	8,457	9,337	6.50%, 02/01/2032	19	22
4.50%, 11/01/2043	8,272	9,134	6.50%, 04/01/2032	16	19
4.50%, 01/01/2044	9,064	9,975	6.50%, 04/01/2035	14	16
5.00%, 10/01/2025	148	163	6.50%, 02/01/2037	51	57
5.00%, 12/01/2032	121	134	7.00%, 07/01/2024	5	5
5.00%, 02/01/2033	1,292	1,431	7.00%, 01/01/2028	608	686
5.00%, 01/01/2034	1,151	1,276	7.00%, 06/01/2029	208	246
5.00%, 05/01/2034	244	271	7.00%, 01/01/2031	3	3
5.00%, 05/01/2035	266	295	7.00%, 04/01/2031	131	150
5.00%, 07/01/2035	122	135	7.00%, 10/01/2031	154	185
5.00%, 07/01/2035	7	8	7.00%, 04/01/2032	311	352
5.00%, 10/01/2035	22	24	7.50%, 12/01/2030	4	4
5.00%, 11/01/2035	974	1,080	7.50%, 02/01/2031	3	4
5.00%, 06/01/2039	4,871	5,400	7.50%, 02/01/2031	44	49
5.00%, 01/01/2040	6,733	7,462	8.00%, 08/01/2030	1	1
5.50%, 04/01/2018	69	73	8.00%, 12/01/2030	10	10
5.50%, 03/01/2029	1	2	8.50%, 04/01/2019	2	2
5.50%, 05/01/2033	21	24	8.50%, 07/01/2029	146	163
5.50%, 10/01/2033	30	33	9.00%, 09/01/2016	2	1
5.50%, 12/01/2033	746	838	9.00%, 09/01/2021	1	1
5.50%, 10/01/2035	5,086	5,698	9.00%, 01/01/2022	1	1
5.50%, 07/01/2037	60	67			$297,694

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2014

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) - 34.01%			Federal National Mortgage Association (FNMA) (continued)
2.00%, 10/01/2027	$5,909	$5,858	5.00%, 05/01/2040	$5,264	$5,941
2.00%, 10/01/2027	4,317	4,279	5.00%, 05/01/2040	6,956	7,746
2.00%, 02/01/2028	7,518	7,453	5.00%, 06/01/2040	2,592	2,879
2.00%, 08/01/2028	4,465	4,427	5.00%, 07/01/2040	6,413	7,237
2.26%, 12/01/2033 (a)	160	170	5.00%, 07/01/2041	7,468	8,313
2.47%, 03/01/2028 (a)	16	16	5.00%, 07/01/2041	15,259	17,220
2.50%, 05/01/2027	8,458	8,631	5.50%, 09/01/2017	49	51
2.50%, 06/01/2027	10,012	10,217	5.50%, 09/01/2017	5	6
2.50%, 06/01/2027	13,469	13,744	5.50%, 12/01/2017	408	431
2.50%, 05/01/2028	5,100	5,198	5.50%, 03/01/2018	59	63
2.63%, 11/01/2033 (a)	11	11	5.50%, 06/01/2019	14	15
3.00%, 04/01/2027	7,444	7,744	5.50%, 06/01/2019	11	12
3.00%, 09/01/2034	4,642	4,727	5.50%, 07/01/2019	3	4
3.00%, 06/01/2042	8,666	8,691	5.50%, 07/01/2019	43	46
3.00%, 10/01/2042	8,859	8,915	5.50%, 07/01/2019	67	72
3.00%, 12/01/2042	9,081	9,132	5.50%, 07/01/2019	14	15
3.00%, 01/01/2043	9,154	9,206	5.50%, 08/01/2019	76	82
3.00%, 02/01/2043	9,558	9,627	5.50%, 08/01/2019	15	16
3.00%, 02/01/2043	8,607	8,642	5.50%, 09/01/2019	80	86
3.00%, 04/01/2043	11,139	11,178	5.50%, 06/01/2026	155	174
3.50%, 02/01/2042	10,059	10,472	5.50%, 05/01/2033	196	219
3.50%, 03/01/2042	5,321	5,516	5.50%, 07/01/2033	1,331	1,505
3.50%, 06/01/2042	5,601	5,807	5.50%, 09/01/2033	788	891
3.50%, 07/01/2042	8,441	8,769	5.50%, 02/01/2035	3,121	3,508
3.50%, 07/01/2042	6,287	6,517	5.50%, 02/01/2037	18	21
3.50%, 09/01/2042	14,263	14,817	5.50%, 12/01/2037	2,043	2,310
3.50%, 11/01/2042	8,781	9,121	5.50%, 03/01/2038	512	581
4.00%, 05/01/2025	4,131	4,425	5.50%, 03/01/2038	712	802
4.00%, 01/01/2034	2,761	2,957	5.50%, 06/01/2040	4,258	4,801
4.00%, 08/01/2039	7,091	7,537	6.00%, 12/01/2016	170	175
4.00%, 09/01/2040	5,394	5,761	6.00%, 01/01/2017	4	4
4.00%, 01/01/2041	7,749	8,241	6.00%, 04/01/2017	25	26
4.00%, 01/01/2041	8,879	9,443	6.00%, 08/01/2017	346	362
4.00%, 04/01/2041	5,361	5,699	6.00%, 08/01/2018	237	250
4.00%, 04/01/2041	6,351	6,752	6.00%, 12/01/2022	29	33
4.00%, 11/01/2041	8,044	8,550	6.00%, 03/01/2029	92	105
4.00%, 02/01/2042	4,034	4,326	6.00%, 08/01/2031	601	687
4.00%, 04/01/2042	9,517	10,116	6.00%, 12/01/2031	4	5
4.00%, 03/01/2043	7,525	8,037	6.00%, 12/01/2031	2	3
4.00%, 08/01/2043	7,463	8,017	6.00%, 01/01/2032	482	543
4.00%, 08/01/2043	12,604	13,540	6.00%, 11/01/2032	19	21
4.00%, 10/01/2043	9,410	10,088	6.00%, 04/01/2033	371	413
4.00%, 04/01/2044	4,762	5,116	6.00%, 02/01/2034	451	514
4.00%, 08/01/2044	15,808	16,982	6.00%, 03/01/2034	641	729
4.50%, 12/01/2019	79	83	6.00%, 09/01/2034	1,474	1,649
4.50%, 01/01/2020	302	320	6.00%, 11/01/2037	266	301
4.50%, 09/01/2025	4,643	5,031	6.00%, 02/01/2038	267	306
4.50%, 07/01/2039	6,280	6,880	6.00%, 03/01/2038	135	154
4.50%, 07/01/2039	2,911	3,187	6.00%, 08/01/2038	1,442	1,652
4.50%, 09/01/2039	3,699	4,052	6.00%, 04/01/2039	1,450	1,674
4.50%, 01/01/2041	14,620	16,149	6.50%, 06/01/2016	2	2
4.50%, 03/01/2041	6,616	7,227	6.50%, 09/01/2024	409	465
4.50%, 05/01/2041	8,820	9,597	6.50%, 08/01/2028	73	83
4.50%, 08/01/2041	5,404	5,976	6.50%, 11/01/2028	96	109
4.50%, 09/01/2043	6,348	7,012	6.50%, 12/01/2028	45	51
4.50%, 09/01/2043	11,709	12,935	6.50%, 02/01/2029	34	39
4.50%, 09/01/2043	7,280	8,043	6.50%, 03/01/2029	56	64
4.50%, 10/01/2043	3,431	3,772	6.50%, 04/01/2029	28	32
4.50%, 11/01/2043	10,356	11,440	6.50%, 06/01/2031	182	206
4.50%, 09/01/2044	8,988	9,929	6.50%, 06/01/2031	81	92
5.00%, 01/01/2018	49	52	6.50%, 06/01/2031	75	85
5.00%, 11/01/2018	290	307	6.50%, 09/01/2031	6	7
5.00%, 04/01/2019	71	75	6.50%, 12/01/2031	6	7
5.00%, 01/01/2026	179	198	6.50%, 01/01/2032	36	40
5.00%, 05/01/2033	10,271	11,546	6.50%, 04/01/2032	447	512
5.00%, 04/01/2035	305	341	6.50%, 04/01/2032	23	26
5.00%, 05/01/2035	200	222	6.50%, 08/01/2032	179	211
5.00%, 07/01/2035	69	76	6.50%, 11/01/2032	486	548
5.00%, 02/01/2038	3,520	3,948	6.50%, 11/01/2032	88	93
5.00%, 03/01/2038	2,759	3,111	6.50%, 11/01/2032	234	261
5.00%, 02/01/2040	13,767	15,535	6.50%, 02/01/2033	484	552
5.00%, 04/01/2040	1,544	1,711	6.50%, 07/01/2034	761	886

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2014

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
			Government National Mortgage Association (GNMA)
Federal National Mortgage Association (FNMA) (continued)			(continued)
6.50%, 04/01/2036	$14	$16
6.50%, 08/01/2036	121	142	6.00%, 05/20/2024	$30	$33
			6.00%, 10/20/2024	13	15
6.50%, 08/01/2036	191	217	6.00%, 09/20/2025	25	28
6.50%, 10/01/2036	86	98
6.50%, 11/01/2036	87	101	6.00%, 04/20/2026	85	96
			6.00%, 10/20/2028	13	15
6.50%, 07/01/2037	57	69	6.00%, 02/20/2029	139	162
6.50%, 07/01/2037	40	45	6.00%, 05/20/2032 (a)	407	468
6.50%, 08/01/2037	100	115	6.00%, 08/15/2032	43	48
6.50%, 08/01/2037	1,057	1,215	6.00%, 09/15/2032	200	226
6.50%, 01/01/2038	14	16
6.50%, 02/01/2038	42	50	6.00%, 02/15/2033	29	34
			6.00%, 07/20/2033	1,668	1,921
6.50%, 05/01/2038	17	19	6.00%, 08/15/2038	402	454
7.00%, 05/01/2022	23	26
7.00%, 08/01/2028	109	126	6.50%, 09/15/2023	17	19
			6.50%, 09/15/2023	27	30
7.00%, 12/01/2028	107	126	6.50%, 09/15/2023	16	19
7.00%, 04/01/2029	30	31
7.00%, 07/01/2029	106	126	6.50%, 09/15/2023	14	16
			6.50%, 10/15/2023	27	31
7.00%, 11/01/2031	700	818	6.50%, 11/15/2023	5	6
7.00%, 07/01/2032	194	219
7.50%, 12/01/2024	147	162	6.50%, 12/15/2023	31	35
			6.50%, 12/15/2023	9	10
7.50%, 07/01/2029	32	33	6.50%, 12/15/2023	37	42
7.50%, 02/01/2030	94	105
7.50%, 01/01/2031	2	3	6.50%, 12/15/2023	18	20
			6.50%, 01/15/2024	24	27
7.50%, 08/01/2032	20	23	6.50%, 01/15/2024	4	4
8.00%, 05/01/2022	1	1
8.50%, 02/01/2023	2	2	6.50%, 01/15/2024	24	28
			6.50%, 01/15/2024	16	18
8.50%, 09/01/2025	2	2	6.50%, 01/15/2024	9	10
9.00%, 09/01/2030	44	53	6.50%, 01/15/2024	8	9
		$566,210	6.50%, 01/15/2024	46	52
Government National Mortgage Association (GNMA) -			6.50%, 03/15/2024	43	49
10.65%			6.50%, 04/15/2024	22	25
3.00%, 04/15/2027	8,163	8,539	6.50%, 04/20/2024	14	15
3.00%, 11/15/2042	10,998	11,265	6.50%, 07/15/2024	58	66
3.00%, 11/15/2042	8,178	8,346	6.50%, 01/15/2026	11	13
3.00%, 12/15/2042	8,808	8,989	6.50%, 03/15/2026	16	19
3.00%, 02/15/2043	8,935	9,152	6.50%, 07/20/2026	4	5
3.50%, 11/15/2041	5,249	5,492	6.50%, 10/20/2028	14	16
3.50%, 12/20/2041	7,511	7,870	6.50%, 03/20/2031	112	132
3.50%, 07/15/2042	9,758	10,207	6.50%, 04/20/2031	87	100
3.50%, 08/20/2042	8,493	8,947	6.50%, 07/15/2031	2	3
3.50%, 06/20/2043	8,785	9,283	6.50%, 10/15/2031	17	20
3.50%, 08/15/2043	11,282	11,864	6.50%, 07/15/2032	8	9
4.00%, 08/15/2041	7,712	8,365	6.50%, 05/20/2034	686	789
4.00%, 02/20/2043	4,513	4,833	6.80%, 04/20/2025	48	50
4.00%, 03/15/2044	7,244	7,869	7.00%, 11/15/2022	7	7
4.50%, 09/20/2039	6,827	7,472	7.00%, 11/15/2022	16	16
4.50%, 10/15/2039	5,675	6,261	7.00%, 12/15/2022	44	48
4.50%, 09/20/2041	7,113	7,783	7.00%, 12/15/2022	8	8
4.50%, 12/20/2041	5,885	6,441	7.00%, 01/15/2023	19	19
5.00%, 02/15/2034	277	309	7.00%, 01/15/2023	8	8
5.00%, 07/15/2039	1,904	2,109	7.00%, 01/15/2023	11	11
5.00%, 10/15/2039	5,511	6,141	7.00%, 02/15/2023	24	24
5.00%, 06/20/2041	4,624	5,140	7.00%, 07/15/2023	16	17
5.50%, 07/20/2033	2,261	2,568	7.00%, 07/15/2023	10	11
5.50%, 03/20/2034	2,258	2,566	7.00%, 07/15/2023	24	26
5.50%, 05/20/2035	256	291	7.00%, 08/15/2023	19	21
5.50%, 01/15/2039	357	403	7.00%, 10/15/2023	18	20
5.50%, 01/15/2039	689	774	7.00%, 12/15/2023	20	22
6.00%, 10/15/2023	170	191	7.00%, 12/15/2023	28	31
6.00%, 11/15/2023	52	59	7.00%, 01/15/2026	13	14
6.00%, 11/15/2023	23	25	7.00%, 01/15/2027	25	28
6.00%, 12/15/2023	42	47	7.00%, 10/15/2027	2	3
6.00%, 12/15/2023	26	30	7.00%, 10/15/2027	2	2
6.00%, 12/15/2023	2	3	7.00%, 10/15/2027	13	14
6.00%, 01/15/2024	16	18	7.00%, 11/15/2027	26	27
6.00%, 01/20/2024	7	8	7.00%, 12/15/2027	19	20
6.00%, 02/15/2024	35	39	7.00%, 12/15/2027	2	2
6.00%, 02/15/2024	29	33	7.00%, 02/15/2028	1	1
6.00%, 02/15/2024	19	21	7.00%, 04/15/2028	20	21
6.00%, 03/15/2024	18	20	7.00%, 04/15/2028	3	3
6.00%, 04/20/2024	40	45	7.00%, 06/15/2028	156	176
6.00%, 05/20/2024	21	24	7.00%, 12/15/2028	81	91

See accompanying notes

Schedule of Investments
Government & High Quality Bond Fund
October 31, 2014

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Government National Mortgage Association (GNMA)
(continued)			U.S. Treasury (continued)
			4.25%, 11/15/2040	$7,400	$9,110
7.00%, 01/15/2029	$58	$65	6.25%, 08/15/2023	10,200	13,493
7.00%, 03/15/2029	44	46
7.00%, 04/15/2029	22	22			$107,310
7.00%, 04/15/2029	193	218	U.S. Treasury Strip - 0.37%
7.00%, 05/15/2031	12	13	0.00%, 05/15/2020 (d),(e)	6,800	6,158
7.00%, 06/20/2031	81	97
7.00%, 07/15/2031	2	2	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
7.00%, 09/15/2031	3	3	OBLIGATIONS		$1,154,674
7.25%, 09/15/2025	27	27	Total Investments		$1,670,396
7.50%, 04/15/2017	7	7	Liabilities in Excess of Other Assets, Net - (0.34)%		$(5,714)
7.50%, 04/15/2017	2	2	TOTAL NET ASSETS - 100.00%		$1,664,682
7.50%, 04/15/2017	7	7
7.50%, 07/15/2018	6	6
7.50%, 12/15/2021	25	25	(a)	Variable Rate. Rate shown is in effect at October 31, 2014.
7.50%, 02/15/2022	13	14	(b)	Security exempt from registration under Rule 144A of the Securities Act of
7.50%, 03/15/2022	10	10	1933. These securities may be resold in transactions exempt from
7.50%, 03/15/2022	2	2	registration, normally to qualified institutional buyers. Unless otherwise
7.50%, 04/15/2022	26	27	indicated, these securities are not considered illiquid. At the end of the
7.50%, 04/15/2022	7	7	period, the value of these securities totaled $84,173 or 5.06% of net assets.
7.50%, 04/15/2022	7	7	(c)	Fair value of these investments is determined in good faith by the Manager
7.50%, 05/15/2022	12	12	under procedures established and periodically reviewed by the Board of
7.50%, 07/15/2022	29	30	Directors. At the end of the period, the fair value of these securities totaled
7.50%, 08/15/2022	28	28	$19,838 or 1.19% of net assets.
7.50%, 08/15/2022	5	6	(d) Non-Income Producing Security
7.50%, 08/15/2022	17	17	(e) Security is a Principal Only Strip.
7.50%, 08/15/2022	2	2
7.50%, 02/15/2023	10	11
7.50%, 05/15/2023	24	24
7.50%, 05/15/2023	14	14	Portfolio Summary (unaudited)
7.50%, 05/15/2023	4	4	Sector		Percent
7.50%, 06/15/2023	16	18	Mortgage Securities		91.37%
7.50%, 10/15/2023	4	4	Government		6.82%
7.50%, 11/15/2023	13	13	Asset Backed Securities		1.08%
7.50%, 03/15/2024	27	30	Exchange Traded Funds		1.07%
7.50%, 08/15/2024	1	1	Liabilities in Excess of Other Assets, Net		(0.34)%
7.50%, 05/15/2027	18	18	TOTAL NET ASSETS		100.00%
7.50%, 05/15/2027	7	7
7.50%, 06/15/2027	11	11
7.50%, 08/15/2029	102	118
7.50%, 09/15/2029	21	21
7.50%, 09/15/2029	40	41
7.50%, 10/15/2029	68	78
7.50%, 11/15/2029	51	53
7.50%, 11/15/2029	84	89
8.00%, 08/15/2016	1	1
8.00%, 12/15/2016	2	2
8.00%, 04/15/2017	7	7
8.00%, 05/15/2017	2	2
8.00%, 06/15/2017	4	4
8.00%, 06/15/2017	1	1
8.00%, 02/15/2022	27	30
8.00%, 04/15/2022	18	20
8.00%, 12/15/2030	9	11
9.00%, 11/15/2021	67	75
9.50%, 04/15/2016	1	1
9.50%, 11/15/2016	1	1
9.50%, 07/15/2017	13	13
9.50%, 10/15/2017	5	5
9.50%, 11/15/2017	5	5
9.50%, 09/20/2018	35	36
9.50%, 09/15/2020	8	8
9.50%, 12/20/2020	18	18
9.50%, 01/20/2021	2	3
9.50%, 02/20/2021	1	1
9.50%, 03/20/2021	1	1
9.50%, 08/15/2021	68	80
		$177,302

U.S. Treasury - 6.45%
1.75%, 10/31/2018	14,500	14,711
2.25%, 11/30/2017	5,900	6,122
3.13%, 05/15/2021	59,700	63,874

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2014

COMMON STOCKS - 0.00%	Shares Held	Value(000	's)		Principal
				BONDS (continued)	Amount (000's)		Value (000's)
Biotechnology - 0.00%
Neuro-Hitech Inc (a),(b)	250,000	$—		Automobile Parts & Equipment - 0.66%
				Dana Holding Corp
				5.38%, 09/15/2021		$8,085	$8,409
Commercial Services - 0.00%				6.00%, 09/15/2023		8,135	8,542
Network Holding Co KSCC (a),(c)	393,257	—
				Gestamp Funding Luxembourg SA
				5.63%, 05/31/2020 (d)		5,481	5,481
Computers - 0.00%				Rhino Bondco S.P.A
SONICblue Inc (a),(c)	10,000,000	—		7.25%, 11/15/2020 (d)	EUR	2,000	2,518
							$24,950

Energy - Alternate Sources - 0.00%				Banks- 4.04%
Ogden Corp (a),(b),(c)	5,000,000	—		Barclays PLC
				8.25%, 12/29/2049 (e)		$17,670	18,244
				CIT Group Inc

Tower Semiconductors Semiconductor - 0.00% Ltd - Warrants (a),(b),(c)	225,800	—		3.88%, 02/19/2019		21,620	21,755
Tower Semiconductor Ltd - Warrants (a),(b),(c)	3,821,912	—		Citigroup Inc
				5.80%, 11/15/2049 (e)		17,415	17,450
		$—		ING Bank NV
TOTAL COMMON STOCKS		$—		5.80%, 09/25/2023 (d)		18,700	20,812
INVESTMENT COMPANIES - 3.99%	Shares Held	Value(000	's)	JP Morgan Chase & Co
Publicly Traded Investment Fund - 3.99%				5.00%, 12/29/2049 (e)		29,355	28,878
JP Morgan US Government Money Market	150,101,498	150,101		Morgan Stanley
Fund				5.45%, 07/29/2049 (e)		7,995	8,032
				RBS Capital Trust III
TOTAL INVESTMENT COMPANIES		$150,101		5.51%, 09/29/2049		15,195	14,891
PREFERRED STOCKS - 0.79%	Shares Held	Value(000	's)	Wells Fargo & Co
				5.90%, 12/29/2049 (e)		21,415	22,017
Diversified Financial Services - 0.79%							$152,079
Ally Financial Inc (d)	29,545	29,589
				Beverages - 0.76%
TOTAL PREFERRED STOCKS		$29,589		Constellation Brands Inc
	Principal			3.75%, 05/01/2021		13,575	13,592
				3.88%, 11/15/2019 (f)		2,105	2,136
BONDS- 84.51%	Amount (000's) Value (000		's)
				4.25%, 05/01/2023		12,780	12,844
Advertising - 0.08%							$28,572
CBS Outdoor Americas Capital LLC / CBS
Outdoor Americas Capital Corp				Building Materials - 0.97%
5.25%, 02/15/2022 (d)	$3,060	$3,159		Boise Cascade Co
				6.38%, 11/01/2020		7,920	8,276
				Cemex SAB de CV
Aerospace & Defense - 0.20%				7.25%, 01/15/2021 (d)		14,285	15,410
Air 2 US				Grupo Isolux Corsan Finance BV
8.63%, 10/01/2020 (c),(d)	7,013	7,399		6.63%, 04/15/2021 (d)	EUR	2,250	2,707
				Norbord Inc
				5.38%, 12/01/2020 (d)		$10,175	9,997
Agriculture - 0.63%
Pinnacle Operating Corp							$36,390
9.00%, 11/15/2020 (d)	22,113	23,827
				Chemicals - 1.88%
				Axiall Corp
Airlines - 0.41%				4.88%, 05/15/2023		7,847	7,612
American Airlines 2013-2 Class A Pass				Cornerstone Chemical Co
Through Trust				9.38%, 03/15/2018 (d)		9,815	9,790
4.95%, 07/15/2024 (c)	6,608	7,054		Eagle Spinco Inc
Northwest Airlines 1999-2 Class B Pass				4.63%, 02/15/2021		14,335	13,905
Through Trust				INEOS Group Holdings SA
7.95%, 09/01/2016 (c)	1,564	1,581		6.13%, 08/15/2018 (d)		3,700	3,732
United Airlines 2014-1 Class B Pass Through				NOVA Chemicals Corp
Trust				5.00%, 05/01/2025 (d)		8,760	9,045
4.75%, 04/11/2022 (c)	3,500	3,487		5.25%, 08/01/2023 (d)		9,575	10,006
US Airways 2001-1G Pass Through Trust				Taminco Global Chemical Corp
7.08%, 09/20/2022 (c)	3,036	3,340		9.75%, 03/31/2020 (d)		15,095	16,604
		$15,462					$70,694

Automobile Manufacturers - 1.74%				Computers - 1.25%
Chrysler Group LLC / CG Co-Issuer Inc				Compiler Finance Sub Inc
8.00%, 06/15/2019	9,715	10,407		7.00%, 05/01/2021 (d)		12,770	11,684
Jaguar Land Rover Automotive PLC				IHS Inc
4.13%, 12/15/2018 (d)	11,130	11,325		5.00%, 11/01/2022 (d)		3,065	3,111
4.25%, 11/15/2019 (d)	6,335	6,367		NCR Corp
5.63%, 02/01/2023 (d)	8,780	9,131		4.63%, 02/15/2021		24,423	24,301
8.13%, 05/15/2021 (d)	5,440	5,984		5.88%, 12/15/2021		7,825	8,021
Navistar International Corp							$47,117
8.25%, 11/01/2021	21,650	22,256
		$65,470

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Distribution & Wholesale - 0.43%				Food- 0.42%
HD Supply Inc				Ingles Markets Inc
7.50%, 07/15/2020		$15,120	$16,103	5.75%, 06/15/2023	$15,425	$15,733

Diversified Financial Services - 3.08%				Forest Products & Paper - 1.77%
Aircastle Ltd				Resolute Forest Products Inc
4.63%, 12/15/2018		3,915	3,974	5.88%, 05/15/2023	15,665	14,999
5.13%, 03/15/2021		17,575	17,795	Sappi Papier Holding GmbH
7.63%, 04/15/2020		8,050	9,056	7.50%, 06/15/2032 (d)	17,625	16,479
Consolidated Energy Finance SA				7.75%, 07/15/2017 (d)	5,000	5,375
6.75%, 10/15/2019 (d)		7,753	7,908	8.38%, 06/15/2019 (d)	18,787	20,384
Credit Acceptance Corp				Tembec Industries Inc
6.13%, 02/15/2021 (d)		32,150	33,275	9.00%, 12/15/2019 (d)	9,430	9,548
Denali Borrower LLC / Denali Finance Corp						$66,785
5.63%, 10/15/2020 (d)		19,740	20,937
DVI Inc				Healthcare - Products - 0.99%
0.00%, 02/01/2004 (a),(b),(c)		8,575	—	ConvaTec Finance International SA
				8.25%, PIK 9.00%, 01/15/2019 (d),(g)	23,165	23,660
0.00%, 02/01/2004 (a),(b),(c)		6,850	—
Fly Leasing Ltd				ConvaTec Healthcare E SA
				10.50%, 12/15/2018 (d)	300	318
6.38%, 10/15/2021		15,200	15,124
Icahn Enterprises LP / Icahn Enterprises				Kinetic Concepts Inc / KCI USA Inc
Finance Corp				10.50%, 11/01/2018	845	932
5.88%, 02/01/2022		7,500	7,706	Universal Hospital Services Inc
			$115,775	7.63%, 08/15/2020	13,055	12,175
						$37,085
Electric - 2.38%
Dynegy Finance I Inc / Dynegy Finance II				Healthcare - Services - 4.82%
Inc				Centene Corp
6.75%, 11/01/2019 (d)		5,500	5,692	4.75%, 05/15/2022	13,225	13,374
7.38%, 11/01/2022 (d)		15,610	16,508	5.75%, 06/01/2017	14,793	15,570
7.63%, 11/01/2024 (d)		2,625	2,783	Fresenius Medical Care US Finance II Inc
				4.75%, 10/15/2024 (d)	7,770	7,794
Elwood Energy LLC				5.88%, 01/31/2022 (d)	7,825	8,529
8.16%, 07/05/2026		7,635	8,513
Energy Future Intermediate Holding Co LLC /				Fresenius Medical Care US Finance Inc
				6.50%, 09/15/2018 (d)	4,895	5,421
EFIH Finance Inc
0.00%, 03/01/2022 (a),(d),(e)		8,762	10,427	HCA Holdings Inc
Indiantown Cogeneration LP				6.25%, 02/15/2021	2,480	2,669
9.77%, 12/15/2020		4,151	4,711	HCA Inc
Miran Mid-Atlantic Series C Pass Through				4.75%, 05/01/2023	21,400	21,748
Trust				5.00%, 03/15/2024	13,545	13,968
10.06%, 12/30/2028		18,968	20,675	5.25%, 04/15/2025	11,415	11,829
NRG Energy Inc				5.88%, 03/15/2022	12,015	13,187
6.25%, 05/01/2024 (d)		6,760	6,980	7.25%, 09/15/2020	12,480	13,229
8.25%, 09/01/2020		12,375	13,380	LifePoint Hospitals Inc
				5.50%, 12/01/2021 (d)	11,960	12,528
			$89,669	MPH Acquisition Holdings LLC
Electronics - 0.58%				6.63%, 04/01/2022 (d)	15,920	16,656
Sanmina Corp				WellCare Health Plans Inc
4.38%, 06/01/2019 (d)		1,940	1,943	5.75%, 11/15/2020	24,175	24,895
Viasystems Inc						$181,397
7.88%, 05/01/2019 (d)		18,685	19,806
			$21,749	Holding Companies - Diversified - 0.79%
				Alphabet Holding Co Inc
Engineering & Construction - 0.32%				7.75%, 11/01/2017	9,020	8,750
Aguila 3 SA				Nielsen Co Luxembourg SARL/The
7.88%, 01/31/2018 (d)		8,070	8,090	5.50%, 10/01/2021 (d)	20,355	21,118
Astaldi SpA						$29,868
7.13%, 12/01/2020 (d)	EUR	3,150	4,132
			$12,222	Home Builders - 2.30%
				Beazer Homes USA Inc
Entertainment - 2.67%				6.63%, 04/15/2018	2,646	2,759
CCM Merger Inc				Lennar Corp
9.13%, 05/01/2019 (d)		$21,383	22,987	4.13%, 12/01/2018	14,125	14,319
Cinemark USA Inc				4.75%, 11/15/2022 (e)	21,880	21,552
4.88%, 06/01/2023		29,030	28,595	MDC Holdings Inc
DreamWorks Animation SKG Inc				6.00%, 01/15/2043	10,555	9,130
6.88%, 08/15/2020 (d)		20,615	21,543	WCI Communities Inc
Peninsula Gaming LLC / Peninsula Gaming				6.88%, 08/15/2021	16,220	16,382
Corp				6.88%, 08/15/2021 (d)	3,635	3,671
8.38%, 02/15/2018 (d)		16,680	17,597	Woodside Homes Co LLC / Woodside Homes
WMG Holdings Corp				Finance Inc
13.75%, 10/01/2019		8,435	9,700	6.75%, 12/15/2021 (d)	18,625	18,718
			$100,422			$86,531

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Insurance - 2.24%				Metal Fabrication & Hardware - 0.25%
Liberty Mutual Group Inc				Wise Metals Intermediate Holdings LLC/Wise
7.00%, 03/07/2067 (d),(e)		$19,172	$19,939	Holdings Finance Corp
Voya Financial Inc				9.75%, PIK 10.50%, 06/15/2019 (d),(g)	$8,560	$9,288
5.65%, 05/15/2053 (e)		54,280	54,280
XL Group PLC
6.50%, 12/31/2049 (e)		10,462	10,038	Mining - 1.35%
				FMG Resources August 2006 Pty Ltd
			$84,257	6.88%, 02/01/2018 (d)	5,933	6,082
Internet - 1.20%				6.88%, 04/01/2022 (d)	8,180	8,446
Adria Bidco BV				8.25%, 11/01/2019 (d)	17,720	18,384
7.88%, 11/15/2020 (d)	EUR	12,000	15,790	Midwest Vanadium Pty Ltd
Zayo Group LLC / Zayo Capital Inc				0.00%, 02/15/2018 (a),(d)	11,225	1,571
10.13%, 07/01/2020		$26,594	29,519	St Barbara Ltd
			$45,309	8.88%, 04/15/2018 (d)	15,120	12,096
				Taseko Mines Ltd
Iron & Steel - 2.02%				7.75%, 04/15/2019	4,535	4,297
ArcelorMittal						$50,876
7.50%, 10/15/2039		40,810	43,565
Commercial Metals Co				Oil & Gas - 10.46%
4.88%, 05/15/2023		22,670	22,103	Baytex Energy Corp
Signode Industrial Group Lux SA/Signode				5.13%, 06/01/2021 (d)	7,195	7,015
Industrial Group US Inc				Carrizo Oil & Gas Inc
6.38%, 05/01/2022 (d)		10,625	10,306	7.50%, 09/15/2020	11,460	11,575
			$75,974	8.63%, 10/15/2018	17,745	18,455
				Chaparral Energy Inc
Lodging - 0.48%				7.63%, 11/15/2022	11,979	11,680
MGM Resorts International				9.88%, 10/01/2020	7,360	7,765
6.63%, 12/15/2021		6,290	6,888	Chesapeake Energy Corp
7.75%, 03/15/2022		1,600	1,844	4.88%, 04/15/2022	14,585	14,917
10.00%, 11/01/2016		8,205	9,292	6.13%, 02/15/2021	5,525	6,133
			$18,024	Denbury Resources Inc
Machinery - Construction & Mining - 0.22%				5.50%, 05/01/2022	21,285	20,966
Vander Intermediate Holding II Corp				EP Energy LLC / Everest Acquisition Finance
9.75%, PIK 10.50%, 02/01/2019 (d),(g)		7,930	8,406	Inc
				9.38%, 05/01/2020	18,325	20,020
				Halcon Resources Corp
Media- 6.98%				8.88%, 05/15/2021	7,085	5,810
Cablevision Systems Corp				9.25%, 02/15/2022	6,000	4,875
8.00%, 04/15/2020		13,880	15,893	9.75%, 07/15/2020	5,935	4,952
CSC Holdings LLC				Kodiak Oil & Gas Corp
6.75%, 11/15/2021		4,685	5,212	5.50%, 01/15/2021	16,200	16,443
Cumulus Media Holdings Inc				5.50%, 02/01/2022	5,315	5,421
7.75%, 05/01/2019		8,417	8,627	8.13%, 12/01/2019	12,060	12,964
DISH DBS Corp				Linn Energy LLC / Linn Energy Finance
5.88%, 07/15/2022		22,230	23,564	Corp
6.75%, 06/01/2021		39,050	43,345	6.25%, 11/01/2019 (e)	9,585	8,818
7.88%, 09/01/2019		28,160	32,701	6.50%, 05/15/2019	11,710	10,949
Network Communications Inc				6.50%, 09/15/2021	17,245	15,779
8.60%, PIK 8.60%, 01/14/2020 (c),(d),(g)		3,185	64	Northern Blizzard Resources Inc
Norcell Sweden Holding 2 AB				7.25%, 02/01/2022 (d)	13,414	12,743
10.75%, 09/29/2019 (d)	EUR	910	1,270	Oasis Petroleum Inc
Numericable Group SA				6.50%, 11/01/2021	3,655	3,746
6.00%, 05/15/2022 (d)		$18,145	18,553	6.88%, 03/15/2022	5,645	5,871
RCN Telecom Services LLC / RCN Capital				6.88%, 01/15/2023	11,425	11,882
Corp				Ocean Rig UDW Inc
8.50%, 08/15/2020 (d)		16,475	17,258	7.25%, 04/01/2019 (d)	24,430	20,888
TVN Finance Corp III AB				Pacific Drilling SA
7.38%, 12/15/2020 (d)	EUR	2,750	3,774	5.38%, 06/01/2020 (d)	7,706	6,892
Unitymedia Hessen GmbH & Co KG /				PDC Energy Inc
Unitymedia NRW GmbH				7.75%, 10/15/2022	24,945	26,198
5.50%, 01/15/2023 (d)		$16,650	17,358	QEP Resources Inc
Unitymedia KabelBW GmbH				5.25%, 05/01/2023	13,091	12,731
6.13%, 01/15/2025 (d)		7,640	7,974	RKI Exploration & Production LLC / RKI
Univision Communications Inc				Finance Corp
6.75%, 09/15/2022 (d)		4,516	5,013	8.50%, 08/01/2021 (d)	19,702	19,259
6.88%, 05/15/2019 (d)		6,735	7,080	Seadrill Ltd
8.50%, 05/15/2021 (d)		14,896	16,125	6.13%, 09/15/2017 (d)	27,540	26,796
WideOpenWest Finance LLC /				Seventy Seven Energy Inc
WideOpenWest Capital Corp				6.50%, 07/15/2022 (d)	17,560	16,506
13.38%, 10/15/2019		31,030	35,374	Triangle USA Petroleum Corp
10.25%, 07/15/2019		3,180	3,490	6.75%, 07/15/2022 (d)	12,355	10,811
			$262,675

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)				Real Estate - 0.47%
Ultra Petroleum Corp				Crescent Resources LLC / Crescent Ventures
6.13%, 10/01/2024 (d)		$15,395	$14,567	Inc
			$393,427	10.25%, 08/15/2017 (d)	$16,155	$17,690

Oil & Gas Services - 1.53%
CGG SA				REITS- 0.71%
5.88%, 05/15/2020 (d)	EUR	2,500	2,647	DuPont Fabros Technology LP
6.88%, 01/15/2022 (d)		$5,255	4,204	5.88%, 09/15/2021	8,065	8,388
Exterran Partners LP / EXLP Finance Corp				iStar Financial Inc
6.00%, 10/01/2022 (d)		7,955	7,637	3.88%, 07/01/2016	1,630	1,650
FTS International Inc				4.88%, 07/01/2018	7,230	7,212
6.25%, 05/01/2022 (d)		17,435	16,476	9.00%, 06/01/2017	8,295	9,311
Key Energy Services Inc						$26,561
6.75%, 03/01/2021		18,136	16,141
PHI Inc				Retail - 3.25%
				Building Materials Holding Corp
5.25%, 03/15/2019		10,570	10,442	9.00%, 09/15/2018 (d)	7,575	8,162
			$57,547	Claire's Stores Inc
Packaging & Containers - 3.19%				7.75%, 06/01/2020 (d)	2,460	1,722
Ardagh Finance Holdings SA				9.00%, 03/15/2019 (d)	3,120	3,182
8.63%, PIK 8.63%, 06/15/2019 (d),(g)		6,760	6,912	Landry's Holdings II Inc
Ardagh Packaging Finance PLC / Ardagh				10.25%, 01/01/2018 (d)	18,155	18,881
Holdings USA Inc				Landry's Inc
3.23%, 12/15/2019 (d),(e)		14,000	13,685	9.38%, 05/01/2020 (d)	10,805	11,548
6.00%, 06/30/2021 (d)		4,280	4,221	Michaels FinCo Holdings LLC / Michaels
7.00%, 11/15/2020 (d)		1,039	1,059	FinCo Inc
Berry Plastics Corp				7.50%, PIK 8.25%, 08/01/2018 (d),(g)	7,188	7,296
5.50%, 05/15/2022		15,005	15,061	Michaels Stores Inc
Beverage Packaging Holdings Luxembourg II				5.88%, 12/15/2020 (d)	15,293	15,484
SA / Beverage Packaging Holdings II				Neiman Marcus Group LTD LLC
5.63%, 12/15/2016 (d)		4,845	4,857	8.75%, 10/15/2021 (d)	11,355	12,150
6.00%, 06/15/2017 (d)		2,755	2,748	New Academy Finance Co LLC / New
Coveris Holdings SA				Academy Finance Corp
7.88%, 11/01/2019 (d)		5,040	5,292	8.00%, PIK 8.75%, 06/15/2018 (d),(g)	21,990	22,127
Crown Cork & Seal Co Inc				Petco Holdings Inc
7.38%, 12/15/2026		18,749	20,718	8.50%, PIK 9.25%, 10/15/2017 (d),(g)	9,525	9,573
Exopack Holding Corp				Suburban Propane Partners LP/Suburban
10.00%, 06/01/2018 (d)		9,875	10,616	Energy Finance Corp
Reynolds Group Issuer Inc / Reynolds Group				7.38%, 03/15/2020	11,525	12,015
Issuer LLC / Reynolds Group Issuer						$122,140
(Luxembourg) S.A.
7.13%, 04/15/2019		8,525	8,855	Savings & Loans - 0.00%
				Washington Mutual Bank / Henderson NV
7.88%, 08/15/2019		2,950	3,160	0.00%, 06/15/2011 (a),(c)	3,500	—
9.00%, 04/15/2019		17,815	18,617	0.00%, 01/15/2013 (a)	3,000	—
9.88%, 08/15/2019		4,078	4,430	0.00%, 01/15/2015 (a),(e)	2,000	—
			$120,231			$—
Pharmaceuticals - 1.64%
Grifols Worldwide Operations Ltd				Software - 1.09%
5.25%, 04/01/2022 (d)		9,100	9,327	Activision Blizzard Inc
				5.63%, 09/15/2021 (d)	17,765	18,898
Par Pharmaceutical Cos Inc				6.13%, 09/15/2023 (d)	20,295	21,969
7.38%, 10/15/2020		12,350	13,122
Salix Pharmaceuticals Ltd						$40,867
6.00%, 01/15/2021 (d)		17,585	19,036	Telecommunications - 10.04%
Valeant Pharmaceuticals International Inc				Altice Financing SA
6.75%, 08/15/2018 (d)		3,000	3,191	6.50%, 01/15/2022 (d)	5,830	5,990
7.50%, 07/15/2021 (d)		15,865	16,976	Altice Finco SA
			$61,652	8.13%, 01/15/2024 (d)	1,200	1,263
				9.88%, 12/15/2020 (d)	9,217	10,277
Pipelines - 1.29%				Altice SA
Energy Transfer Equity LP				7.75%, 05/15/2022 (d)	19,895	20,890
5.88%, 01/15/2024		7,960	8,358	B Communications Ltd
Regency Energy Partners LP / Regency				7.38%, 02/15/2021 (d)	5,550	5,911
Energy Finance Corp				Digicel Group Ltd
5.00%, 10/01/2022		17,810	18,166	8.25%, 09/30/2020 (d)	5,485	5,732
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021 (e)		10,410	10,904	Digicel Ltd
				6.00%, 04/15/2021 (d)	13,450	13,584
6.25%, 03/15/2022 (d)		8,915	9,606
				8.25%, 09/01/2017 (d)	7,360	7,535
Targa Resources Partners LP / Targa				Eileme 2 AB
Resources Partners Finance Corp				11.63%, 01/31/2020 (d)	11,125	12,738
4.13%, 11/15/2019 (d)		1,505	1,528
				Frontier Communications Corp
			$48,562	6.25%, 09/15/2021	5,375	5,553

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			CONVERTIBLE BONDS (continued)	Amount (000's) Value (000's)

Telecommunications (continued)				Food Service (continued)
Goodman Networks Inc				FU JI Food and Catering Services Holdings
12.13%, 07/01/2018		$14,748	$15,780	Ltd (continued)
Intelsat Jackson Holdings SA				0.00%, 10/18/2010 (a),(b),(c)	CNY	245,000	$—
7.25%, 10/15/2020		24,500	26,154				$—
Intelsat Luxembourg SA
6.75%, 06/01/2018		5,000	5,175	Semiconductors - 0.66%
7.75%, 06/01/2021		5,430	5,674	Jazz Technologies Inc
				8.00%, 12/31/2018 (d)		$22,173	24,848
Level 3 Communications Inc
11.88%, 02/01/2019		11,823	12,739
Level 3 Escrow II Inc				TOTAL CONVERTIBLE BONDS			$24,848
5.38%, 08/15/2022 (d)		7,935	8,074	SENIOR FLOATING RATE INTERESTS - Principal
Level 3 Financing Inc				7.29%	Amount (000's) Value (000's)
6.13%, 01/15/2021 (d)		5,720	5,999
				Building Materials - 0.25%
Matterhorn Financing & CY SCA				GYP Holdings III Corp, Term Loan B
9.00%, 04/15/2019 (d)	EUR	6,850	8,670	7.75%, 03/25/2022 (e)		$9,515	$9,479
SoftBank Corp
4.50%, 04/15/2020 (d)		$28,380	28,735
Sprint Capital Corp				Chemicals - 0.46%
6.88%, 11/15/2028		7,235	7,036	AZ Chem US Inc, Term Loan
Sprint Communications Inc				7.50%, 06/10/2022 (e)		12,993	12,966
6.00%, 11/15/2022		16,545	16,504	Emerald Performance Materials LLC, Term
7.00%, 08/15/2020		26,235	27,809	Loan
9.00%, 11/15/2018 (d)		12,425	14,615	7.75%, 07/22/2022 (e)		4,475	4,397
Sprint Corp							$17,363
7.13%, 06/15/2024 (d)		10,240	10,522
7.88%, 09/15/2023 (d)		7,845	8,492	Consumer Products - 0.23%
				Dell International LLC, Term Loan B
T-Mobile USA Inc				4.50%, 03/24/2020 (e)		8,529	8,536
6.00%, 03/01/2023		7,810	8,044
6.13%, 01/15/2022		4,110	4,259
6.25%, 04/01/2021		18,595	19,409	Electric - 0.44%
6.50%, 01/15/2024		4,025	4,216	Texas Competitive Electric Holdings Co LLC,
6.63%, 04/28/2021		12,140	12,792	Term Loan NONEXT
Virgin Media Finance PLC				4.68%, 10/10/2014 (e)		22,873	16,540
6.00%, 10/15/2024 (d)		2,940	3,058
Wind Acquisition Finance SA				Electronics - 0.24%
4.75%, 07/15/2020 (d)		10,885	10,640
6.50%, 04/30/2020 (d)		300	312	Isola USA Corp, Term Loan B
				9.25%, 11/29/2018 (e)		9,121	9,098
7.38%, 04/23/2021 (d)		24,140	23,597
			$377,778
				Entertainment - 0.71%
Transportation - 2.71%				CCM Merger Inc, Term Loan B
AG Spring Finance II Ltd				4.50%, 07/30/2021 (e)		16,020	15,920
9.50%, 06/01/2019 (d)	EUR	2,500	2,569
				Peninsula Gaming LLC, Term Loan B
Eletson Holdings				4.25%, 11/30/2017 (e)		11,022	10,974
9.63%, 01/15/2022 (d)		$17,244	17,158
							$26,894
Hornbeck Offshore Services Inc
5.00%, 03/01/2021		9,820	8,740	Forest Products & Paper - 0.59%
Navios Maritime Acquisition Corp / Navios				Caraustar Industries Inc, Term Loan B
Acquisition Finance US Inc				7.50%, 04/26/2019 (e)		11,837	11,878
8.13%, 11/15/2021 (d)		37,660	38,319	NewPage Corp, Term Loan B
Navios Maritime Holdings Inc / Navios				9.50%, 02/05/2021 (e)		10,510	10,184
Maritime Finance II US Inc							$22,062
7.38%, 01/15/2022 (d)		16,245	16,326
Navios South American Logistics Inc / Navios				Healthcare - Products - 0.20%
				Accellent Inc, Term Loan
Logistics Finance US Inc				4.50%, 02/19/2021 (e)		7,736	7,649
7.25%, 05/01/2022 (d)		12,220	12,312
Topaz Marine SA
8.63%, 11/01/2018 (d)		6,540	6,654	Healthcare - Services - 0.50%
			$102,078	MPH Acquisition Holdings LLC, Term Loan
				B
Trucking & Leasing - 0.22%				4.00%, 03/19/2021 (e)		10,335	10,165
Jurassic Holdings III Inc				Radnet Management Inc, Term Loan B

6.88%, 02/15/2021(d)		8,060	8,120	8.00%, 03/25/2021 (e)		8,770	8,683
							$18,848
TOTAL BONDS			$3,179,920
	Principal			Insurance - 0.53%
CONVERTIBLE BONDS - 0.66%	Amount (000's) Value (000's)			Asurion LLC, Term Loan
				8.50%, 02/19/2021 (e)		19,585	19,884
Food Service - 0.00%
FU JI Food and Catering Services Holdings
Ltd				Internet - 0.02%
0.00%, 11/09/2009 (a),(c)	HKD	46,500	—	Zayo Group LLC, Term Loan B
				4.00%, 07/02/2019 (e)		811	803

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2014

SENIOR FLOATING RATE INTERESTS	Principal		(f) Security purchased on a when-issued basis.
(continued)	Amount (000's)	Value (000's)	(g) Payment in kind; the issuer has the option of paying additional securities
			in lieu of cash.
Lodging - 0.88%
Caesars Entertainment Operating Co Inc, Term
Loan B6B
6.99%, 01/28/2018 (e)	$27,001	$24,163	Portfolio Summary (unaudited)
Caesars Entertainment Operating Co Inc, Term			Sector	Percent
Loan B7			Communications	19.25%
9.75%, 03/01/2017 (e)	9,790	9,032	Consumer, Cyclical	13.74%
		$33,195	Energy	13.65%
Media- 0.56%			Financial	12.09%
Univision Communications Inc, Term Loan			Consumer, Non-cyclical	10.57%
C3			Industrial	9.15%
4.00%, 03/01/2020 (e)	3,260	3,224	Basic Materials	8.19%
Univision Communications Inc, Term Loan			Exchange Traded Funds	3.99%
C4			Technology	3.00%
4.00%, 03/01/2020 (e)	8,008	7,921	Utilities	2.82%
WideOpenWest Finance LLC, Term Loan B			Diversified	0.79%
4.75%, 03/27/2019 (e)	9,823	9,806	Other Assets in Excess of Liabilities, Net	2.76%
		$20,951	TOTAL NET ASSETS	100.00%

Mining - 0.12%
FMG Resources August 2006 Pty Ltd, Term
Loan B
3.75%, 06/30/2019 (e)	4,646	4,528

Oil & Gas - 0.37%
Seadrill Operating LP, Term Loan B
4.00%, 02/12/2021 (e)	9,937	9,376
Seventy Seven Operating LLC, Term Loan B
3.75%, 06/17/2021 (e)	4,534	4,418
		$13,794

Pharmaceuticals - 0.38%
Par Pharmaceutical Cos Inc, Term Loan B1
4.00%, 09/30/2019 (e)	14,540	14,310

REITS- 0.23%
iStar Financial Inc, Term Loan A2
7.00%, 03/19/2017 (e)	8,465	8,635

Retail - 0.21%
Michaels Stores Inc, Term Loan B
4.00%, 01/20/2028 (e)	7,885	7,740

Telecommunications - 0.37%
Altice Financing SA, Delay-Draw Term Loan
DD
5.50%, 07/03/2019 (e)	5,037	5,062
Integra Telecom Holdings Inc, Term Loan
9.75%, 02/19/2020 (e)	2,510	2,466
NTELOS Inc, Term Loan B
5.75%, 11/09/2019 (e)	6,485	6,475
		$14,003
TOTAL SENIOR FLOATING RATE INTERESTS		$274,312
Total Investments		$3,658,770
Other Assets in Excess of Liabilities, Net - 2.76%		$103,736
TOTAL NET ASSETS - 100.00%		$3,762,506

(a) Non-Income Producing Security
(b) Security is Illiquid
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of
Directors. At the end of the period, the fair value of these securities totaled
$22,925 or 0.61% of net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,570,379 or 41.74% of net assets.
(e)	Variable Rate. Rate shown is in effect at October 31, 2014.

See accompanying notes

Schedule of Investments
High Yield Fund
October 31, 2014

Exchange Cleared Credit Default Swaps

Sell Protection
		Implied Credit Spread as of October 31, 2014(c)
				(Pay)/
				Receive Fixed	Expiration	Notional	Fair Value	Unrealized Appreciation/
	Reference Entity			Rate	Date	Amount (a)	(b)	(Depreciation)
	CDX.NA.HY.23		N/A	5.00%	12/20/2019	$25,000	$1,747		$198
	CDX.NA.HY.23		N/A	5.00%	12/20/2019	25,000	1,746		106
Total							$3,493		$304

Amounts in thousands

(a) The maximum potential payment amount that the seller of credit protection could be required to make if a credit event occurs as defined under the terms of that particular swap agreement is $50,000.

(b) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Foreign Currency Contracts

							Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date		Contracts to Deliver		In Exchange For		Fair Value	Asset	Liability
Brown Brothers Harriman & Co		12/19/2014	EUR	40,000,000		$51,844	$50,134	$1,710	$—
Total								$1,710	$—

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

COMMON STOCKS - 0.15%	Shares Held	Value(000	's)		Principal
				BONDS (continued)	Amount (000's) Value (000's)
Building Materials - 0.03%
US Concrete Inc (a)	19,229	$475		Aerospace & Defense - 0.29%
				Alliant Techsystems Inc
				5.25%, 10/01/2021 (d)	$466	$474
Computers - 0.00%				B/E Aerospace Inc
Stratus Technologies Bermuda Ltd / Stratus	12,366	—		5.25%, 04/01/2022	647	720
Technologies Inc (a),(b),(c)				6.88%, 10/01/2020	464	502
				Kratos Defense & Security Solutions Inc
Diversified Financial Services - 0.01%				7.00%, 05/15/2019	1,831	1,794
Capmark Financial Group Inc (a),(c)	10,610,000	63		TransDigm Inc
Somerset Cayuga Holding Co Inc (a),(b),(c)	6,862	185		6.00%, 07/15/2022	1,019	1,031
		$248		6.50%, 07/15/2024	644	663
						$5,184
Electric - 0.03%
Dynegy Inc (a)	20,000	610		Airlines - 0.52%
				Continental Airlines 2003-ERJ1 Pass Through
				Trust
Forest Products & Paper - 0.07%				7.88%, 01/02/2020 (c)	1,370	1,464
NewPage Group Inc (a),(b),(c)	14,145	1,273
				Continental Airlines 2004-ERJ1 Pass Through
				Trust
Packaging & Containers - 0.00%				9.56%, 09/01/2019 (c)	325	362
Constar International (a),(b),(c)	9,689	—		Continental Airlines 2005-ERJ1 Pass Through
				Trust
				9.80%, 04/01/2021 (c)	1,840	2,056
Retail - 0.01%				Continental Airlines 2006-ERJ1 Pass Through
Neebo Inc (a),(b)	20,064	105
(a),(b),(c)				Trust
Neebo Inc - Warrants	7,519	—		9.32%, 11/01/2019 (c),(d)	198	222
Neebo Inc - Warrants (a),(b),(c)	3,508	—
				Continental Airlines 2012-3 Class C Pass Thru
		$105		Certificates
Transportation - 0.00%				6.13%, 04/29/2018 (c)	845	892
General Maritime Corp (a),(b),(c)	974	11		Delta Air Lines 2007-1 Class B Pass Through
General Maritime Corp - Warrants (a),(b),(c)	1,507	—		Trust
				8.02%, 08/10/2022 (c)	453	525
		$11
TOTAL COMMON STOCKS		$2,722		Delta Air Lines 2012-1 Class B Pass Through
INVESTMENT COMPANIES - 3.33%	Shares Held	Value(000	's)	Trust
				6.88%, 05/07/2019 (c),(d)	384	426
Publicly Traded Investment Fund - 3.33%				Northwest Airlines 2007-1 Class A Pass
Goldman Sachs Financial Square Funds -	59,644,025	59,644		Through Trust
Money Market Fund				7.03%, 11/01/2019 (c)	1,801	2,053
				UAL 2007-1 Pass Through Trust
TOTAL INVESTMENT COMPANIES		$59,644		6.64%, 01/02/2024 (c)	492	527
PREFERRED STOCKS - 0.33%	Shares Held	Value(000	's)	US Airways 2013-1 Class B Pass Through
				Trust
Computers - 0.00%				5.38%, 11/15/2021 (c)	855	870
Stratus Technologies Bermuda Ltd / Stratus	2,814	—				$9,397
Technologies Inc (a),(b),(c)
				Automobile Manufacturers - 1.29%
				Chrysler Group LLC / CG Co-Issuer Inc

Diversified Financial Services - 0.11%				8.00%, 06/15/2019	4,838	5,182
Ally Financial Inc (d)	2,046	2,049		8.25%, 06/15/2021	10,484	11,716
				General Motors Co
Insurance - 0.22%				0.00%, 11/15/2015 (a),(b),(c)	75	—
Hartford Financial Services Group Inc/The	19,400	587		0.00%, 11/15/2015 (a),(b),(c)	100	—
XLIT Ltd	3,935	3,281		0.00%, 12/01/2020 (a),(b),(c)	50	—
		$3,868		0.00%, 12/01/2020 (a),(b),(c)	25	—
				0.00%, 07/15/2023 (a),(b),(c)	1,000	—
Packaging & Containers - 0.00%				0.00%, 09/01/2025 (a),(b),(c)	700	—
Constar International (a),(b),(c)	977	—
				0.00%, 05/01/2028 (a),(b),(c)	150	—
				0.00%, 07/15/2033 (a),(b),(c)	5,050	—
TOTAL PREFERRED STOCKS		$5,917		0.00%, 03/15/2036 (a),(b),(c)	725	—
	Principal			3.50%, 10/02/2018	910	937
BONDS- 88.64%	Amount (000's)	Value(000	's)	6.25%, 10/02/2043	805	958
Advertising - 0.26%				Jaguar Land Rover Automotive PLC
Alliance Data Systems Corp				4.13%, 12/15/2018 (d)	1,683	1,713
5.38%, 08/01/2022 (d)	$900	$914		4.25%, 11/15/2019 (d)	816	820
				5.63%, 02/01/2023 (d)	300	312
CBS Outdoor Americas Capital LLC / CBS
Outdoor Americas Capital Corp				JB Poindexter & Co Inc
5.25%, 02/15/2022 (d)	337	348		9.00%, 04/01/2022 (d)	1,299	1,416
5.63%, 02/15/2024 (d)	1,250	1,303				$23,054
5.88%, 03/15/2025 (d)	400	420
				Automobile Parts & Equipment - 0.32%
Sitel LLC / Sitel Finance Corp				Goodyear Tire & Rubber Co/The
11.50%, 04/01/2018	1,242	1,090		6.50%, 03/01/2021	800	856
11.00%, 08/01/2017 (d)	545	561
				7.00%, 05/15/2022	3,170	3,447
		$4,636

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Automobile Parts & Equipment (continued)			Building Materials (continued)
MPG Holdco I Inc			Headwaters Inc
7.38%, 10/15/2022 (d)	$514	$540	7.25%, 01/15/2019	$482	$494
Pittsburgh Glass Works LLC			Lafarge SA
8.00%, 11/15/2018 (d)	894	939	7.13%, 07/15/2036	550	644
		$5,782	Masco Corp
			5.95%, 03/15/2022	370	407
Banks- 2.61%			7.13%, 03/15/2020	48	55
Bank of America Corp			Masonite International Corp
5.13%, 12/29/2049 (e)	1,325	1,285
			8.25%, 04/15/2021 (d)	1,460	1,562
8.00%, 12/29/2049 (e)	1,908	2,054
8.13%, 12/29/2049 (e)	1,015	1,101	Norbord Inc
			5.38%, 12/01/2020 (d)	665	653
Barclays Bank PLC			Unifrax I LLC / Unifrax Holding Co
7.63%, 11/21/2022	1,330	1,449	7.50%, 02/15/2019 (d)	500	508
Barclays PLC			7.50%, 02/15/2019 (d)	400	406
8.25%, 12/29/2049 (e)	435	449
			US Concrete Inc
CIT Group Inc			8.50%, 12/01/2018 (d)	795	855
3.88%, 02/19/2019	4,695	4,724	USG Corp
5.00%, 05/15/2017	672	704	8.38%, 10/15/2018 (d)	1,625	1,700
5.00%, 08/15/2022	2,778	2,907	9.75%, 01/15/2018 (e)	5,700	6,569
5.25%, 03/15/2018	2,135	2,252	Vulcan Materials Co
5.38%, 05/15/2020	4,372	4,672	7.50%, 06/15/2021	1,480	1,724
5.50%, 02/15/2019 (d)	2,170	2,315
6.63%, 04/01/2018 (d)	5,060	5,540			$28,581
Citigroup Inc			Chemicals - 1.87%
5.95%, 12/29/2049	871	866	Ashland Inc
Credit Agricole SA			3.00%, 03/15/2016	688	695
6.63%, 09/29/2049 (d),(e)	987	963	3.88%, 04/15/2018	846	860
Goldman Sachs Group Inc/The			4.75%, 08/15/2022 (e)	1,737	1,750
5.70%, 12/29/2049 (e)	868	888	Axalta Coating Systems US Holdings Inc /
Royal Bank of Scotland Group PLC			Axalta Coating Systems Dutch Holding B
6.00%, 12/19/2023	1,555	1,674	7.38%, 05/01/2021 (d)	1,495	1,618
6.10%, 06/10/2023	1,427	1,543	Axiall Corp
6.13%, 12/15/2022	3,656	3,958	4.88%, 05/15/2023	1,007	977
Royal Bank of Scotland PLC/The			Basell Finance Co BV
9.50%, 03/16/2022 (e)	1,465	1,674	8.10%, 03/15/2027 (d)	825	1,106
Sophia Holding Finance LP / Sophia Holding			Celanese US Holdings LLC
Finance Inc			4.63%, 11/15/2022	905	912
9.63%, PIK 9.63%, 12/01/2018 (d),(f)	2,180	2,218	Eagle Spinco Inc
Wachovia Capital Trust III			4.63%, 02/15/2021	1,023	992
5.57%, 03/29/2049 (e)	434	420	Huntsman International LLC
Wells Fargo & Co			4.88%, 11/15/2020	3,535	3,562
5.90%, 12/29/2049 (e)	1,512	1,555	5.13%, 11/15/2022 (d),(g)	382	384
7.98%, 12/31/2049 (e)	1,500	1,653	8.63%, 03/15/2020	860	923
		$46,864	8.63%, 03/15/2021	3,310	3,608
			LyondellBasell Industries NV
Beverages - 0.30%			5.00%, 04/15/2019	400	441
Constellation Brands Inc			6.00%, 11/15/2021	750	878
3.75%, 05/01/2021	229	229	Momentive Performance - Escrow
3.88%, 11/15/2019 (g)	500	508
			0.00%, 10/15/2020 (a),(b),(c)	800	—
4.25%, 05/01/2023	1,961	1,971	Momentive Performance Materials Inc
4.75%, 11/15/2024 (g)	1,100	1,124
			3.88%, 10/24/2021	800	692
6.00%, 05/01/2022	295	330	NOVA Chemicals Corp
Crestview DS Merger Sub II Inc			5.00%, 05/01/2025 (d)	1,223	1,263
10.00%, 09/01/2021	1,156	1,277	Nufarm Australia Ltd
		$5,439	6.38%, 10/15/2019 (d)	725	729
Building Materials - 1.59%			Olin Corp
Building Materials Corp of America			5.50%, 08/15/2022	900	929
5.38%, 11/15/2024 (d),(g)	1,000	1,002	PolyOne Corp
6.75%, 05/01/2021 (d)	1,625	1,743	5.25%, 03/15/2023	1,889	1,894
CEMEX Espana SA/Luxembourg			7.38%, 09/15/2020	1,257	1,332
9.88%, 04/30/2019 (d)	2,455	2,738	PQ Corp
Cemex Finance LLC			8.75%, 05/01/2018 (d)	5,010	5,311
6.00%, 04/01/2024 (d)	581	592	Rain CII Carbon LLC / CII Carbon Corp
9.38%, 10/12/2022 (d)	220	254	8.00%, 12/01/2018 (d)	830	855
Cemex SAB de CV			8.25%, 01/15/2021 (d)	710	724
5.70%, 01/11/2025 (d)	2,655	2,601	Rayonier AM Products Inc
6.50%, 12/10/2019 (d)	125	134	5.50%, 06/01/2024 (d)	359	339
7.25%, 01/15/2021 (d)	2,213	2,387	WR Grace & Co-Conn
Griffon Corp			5.13%, 10/01/2021 (d)	576	600
5.25%, 03/01/2022	466	449	5.63%, 10/01/2024 (d)	192	202
Hardwoods Acquisition Inc					$33,576
7.50%, 08/01/2021 (d)	1,093	1,104

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Coal- 0.96%			Commercial Services (continued)
Alpha Natural Resources Inc			Mustang Merger Corp
6.00%, 06/01/2019	$5,771	$2,885	8.50%, 08/15/2021 (d)	$383	$387
6.25%, 06/01/2021	5,955	2,829	Quad/Graphics Inc
9.75%, 04/15/2018	680	444	7.00%, 05/01/2022 (d)	700	672
Cloud Peak Energy Resources LLC / Cloud			RR Donnelley & Sons Co
Peak Energy Finance Corp			6.00%, 04/01/2024	1,875	1,875
6.38%, 03/15/2024	835	818	6.50%, 11/15/2023	1,370	1,418
Consol Energy Inc			7.00%, 02/15/2022	2,470	2,643
5.88%, 04/15/2022 (d)	6,395	6,491	7.25%, 05/15/2018	1,783	1,997
6.38%, 03/01/2021	800	828	7.63%, 06/15/2020	2,525	2,815
8.25%, 04/01/2020	390	411	7.88%, 03/15/2021	3,365	3,786
Peabody Energy Corp			8.25%, 03/15/2019	2,275	2,668
6.25%, 11/15/2021	1,826	1,729	Service Corp International/US
Westmoreland Coal Co / Westmoreland			5.38%, 05/15/2024	2,335	2,405
Partners			8.00%, 11/15/2021	440	517
10.75%, 02/01/2018	800	838	ServiceMaster Co/The
		$17,273	7.00%, 08/15/2020	2,927	3,095
			8.00%, 02/15/2020	4,908	5,239
Commercial Services - 4.13%			Speedy Cash Intermediate Holdings Corp
ACE Cash Express Inc			10.75%, 05/15/2018 (d)	475	469
11.00%, 02/01/2019 (d)	1,551	1,109
			United Rentals North America Inc
ADT Corp/The			5.75%, 11/15/2024	170	178
3.50%, 07/15/2022	289	259	6.13%, 06/15/2023	4,959	5,337
4.13%, 04/15/2019	325	322	7.38%, 05/15/2020	1,345	1,459
4.13%, 06/15/2023	2,590	2,383	8.25%, 02/01/2021	3,015	3,286
6.25%, 10/15/2021	1,390	1,460	8.38%, 09/15/2020	875	947
Anna Merger Sub Inc					$73,976
7.75%, 10/01/2022 (d)	2,075	2,114
APX Group Inc			Computers - 0.52%
6.38%, 12/01/2019	890	874	iGATE Corp
8.75%, 12/01/2020	5,135	4,442	4.75%, 04/15/2019	760	758
8.75%, 12/01/2020 (d)	695	601	IHS Inc
Ashtead Capital Inc			5.00%, 11/01/2022 (d)	1,310	1,330
6.50%, 07/15/2022 (d)	775	837	Seagate HDD Cayman
Avis Budget Car Rental LLC / Avis Budget			3.75%, 11/15/2018 (d)	775	798
Finance Inc			4.75%, 06/01/2023	608	627
4.88%, 11/15/2017	362	373	SunGard Data Systems Inc
5.13%, 06/01/2022 (d)	1,045	1,033	6.63%, 11/01/2019	953	987
9.75%, 03/15/2020	472	520	7.38%, 11/15/2018	444	463
Cardtronics Inc			7.63%, 11/15/2020	4,082	4,352
5.13%, 08/01/2022 (d)	1,050	1,045			$9,315
Cenveo Corp
6.00%, 08/01/2019 (d)	970	934	Consumer Products - 0.11%
8.50%, 09/15/2022 (d)	820	754	Spectrum Brands Inc
Ceridian LLC			6.63%, 11/15/2022	825	885
8.88%, 07/15/2019 (d)	1,859	2,054	6.75%, 03/15/2020	1,025	1,084
Ceridian LLC / Comdata Inc					$1,969
8.13%, 11/15/2017 (d)	1,805	1,805	Cosmetics & Personal Care - 0.05%
Deluxe Corp			Revlon Consumer Products Corp
7.00%, 03/15/2019	476	500	5.75%, 02/15/2021 (e)	825	825
FTI Consulting Inc
6.75%, 10/01/2020	750	791
Garda World Security Corp			Distribution & Wholesale - 0.27%
7.25%, 11/15/2021 (d)	1,580	1,572	Global Partners LP / GLP Finance Corp
			6.25%, 07/15/2022 (d)	315	312
Harland Clarke Holdings Corp
6.88%, 03/01/2020 (d)	260	267	H&E Equipment Services Inc
9.25%, 03/01/2021 (d)	445	451	7.00%, 09/01/2022	1,219	1,301
9.75%, 08/01/2018 (d)	900	965	HD Supply Inc
Hertz Corp/The			7.50%, 07/15/2020	1,033	1,100
5.88%, 10/15/2020	1,075	1,083	8.13%, 04/15/2019	790	853
6.25%, 10/15/2022	570	581	VWR Funding Inc
6.75%, 04/15/2019	337	351	7.25%, 09/15/2017	1,155	1,213
7.38%, 01/15/2021	525	555			$4,779
Jaguar Holding Co II / Jaguar Merger Sub Inc			Diversified Financial Services - 5.74%
9.50%, 12/01/2019 (d)	1,125	1,207
			AerCap Ireland Capital Ltd / AerCap Global
Lender Processing Services Inc / Black Knight			Aviation Trust
Lending Solutions Inc			3.75%, 05/15/2019 (d)	3,620	3,593
5.75%, 04/15/2023	675	716	4.50%, 05/15/2021 (d)	3,470	3,505
Live Nation Entertainment Inc			Aircastle Ltd
5.38%, 06/15/2022 (d)	320	321
7.00%, 09/01/2020 (d)	474	504	4.63%, 12/15/2018	3,475	3,527
			6.25%, 12/01/2019	1,117	1,190

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Diversified Financial Services (continued)			Electric (continued)
Ally Financial Inc			Dynegy Roseton LLC / Dynegy Danskammer
2.75%, 01/30/2017	$3,570	$3,574	LLC Pass Through Trust Series B
4.75%, 09/10/2018	70	73	0.00%, 11/08/2016 (a),(b),(c)	$2,773	$—
5.13%, 09/30/2024	665	692	GenOn Energy Inc
5.50%, 02/15/2017	1,403	1,492	7.88%, 06/15/2017	1,500	1,519
6.25%, 12/01/2017	4,657	5,077	9.88%, 10/15/2020	2,210	2,293
7.50%, 09/15/2020	1,729	2,058	InterGen NV
8.00%, 03/15/2020	8,424	10,130	7.00%, 06/30/2023 (d)	643	616
8.00%, 11/01/2031	1,761	2,241	IPALCO Enterprises Inc
CNG Holdings Inc/OH			5.00%, 05/01/2018	1,150	1,219
9.38%, 05/15/2020 (d)	1,555	1,170	NRG Energy Inc
Denali Borrower LLC / Denali Finance Corp			6.25%, 07/15/2022	3,590	3,752
5.63%, 10/15/2020 (d)	2,654	2,815	6.25%, 05/01/2024 (d)	1,000	1,032
E*TRADE Financial Corp			6.63%, 03/15/2023	1,143	1,206
6.38%, 11/15/2019	1,240	1,322	7.63%, 01/15/2018	4,390	4,928
General Motors Financial Co Inc			7.88%, 05/15/2021	8,029	8,711
3.25%, 05/15/2018	874	893	8.25%, 09/01/2020	4,910	5,309
4.38%, 09/25/2021	2,480	2,598	RJS Power Holdings LLC
Icahn Enterprises LP / Icahn Enterprises			5.13%, 07/15/2019 (d)	2,966	2,951
Finance Corp			Texas Competitive Electric Holdings Co LLC
3.50%, 03/15/2017	5,090	5,065	/ TCEH Finance Inc
4.88%, 03/15/2019	2,380	2,421	0.00%, 10/01/2020 (a),(d),(e)	1,075	863
5.88%, 02/01/2022	1,764	1,813			$48,773
ILFC E-Capital Trust I
4.84%, 12/21/2065 (d),(e)	4,533	4,295	Electrical Components & Equipment - 0.08%
ILFC E-Capital Trust II			Belden Inc
			5.25%, 07/15/2024 (d)	300	295
6.25%, 12/21/2065 (d),(e)	577	558
International Lease Finance Corp			International Wire Group Holdings Inc
			8.50%, 10/15/2017 (d)	1,093	1,162
3.88%, 04/15/2018	1,030	1,033
4.63%, 04/15/2021	2,672	2,705			$1,457
6.25%, 05/15/2019	4,020	4,397	Electronics - 0.20%
8.25%, 12/15/2020	3,677	4,412	Flextronics International Ltd
8.63%, 01/15/2022	3,809	4,723	5.00%, 02/15/2023	1,635	1,668
8.75%, 03/15/2017 (e)	2,225	2,503	Sanmina Corp
8.88%, 09/01/2017	3,095	3,559	4.38%, 06/01/2019 (d)	603	604
Nationstar Mortgage LLC / Nationstar Capital			Viasystems Inc
Corp			7.88%, 05/01/2019 (d)	1,251	1,326
6.50%, 07/01/2021	232	216			$3,598
7.88%, 10/01/2020	327	322
9.63%, 05/01/2019	386	420	Engineering & Construction - 0.44%
Navient Corp			AECOM Technology Corp
4.88%, 06/17/2019	7,655	7,770	5.75%, 10/15/2022 (d)	1,144	1,204
5.50%, 01/15/2019	2,375	2,463	5.88%, 10/15/2024 (d)	1,630	1,724
6.13%, 03/25/2024	2,530	2,612	Dycom Investments Inc
Neuberger Berman Group LLC/Neuberger			7.13%, 01/15/2021	750	788
Berman Finance Corp			MasTec Inc
5.63%, 03/15/2020 (d)	740	773	4.88%, 03/15/2023	1,200	1,146
5.88%, 03/15/2022 (d)	500	530	SBA Communications Corp
Walter Investment Management Corp			4.88%, 07/15/2022 (d)	970	955
7.88%, 12/15/2021 (d)	4,620	4,343	Tutor Perini Corp
		$102,883	7.63%, 11/01/2018	2,035	2,106
					$7,923
Electric - 2.72%
AES Corp/VA			Entertainment - 2.58%
5.50%, 03/15/2024	2,123	2,171	AMC Entertainment Inc
Calpine Corp			5.88%, 02/15/2022	1,385	1,413
0.00%, 07/15/2013 (a),(b),(c)	1,500	—	Cedar Fair LP / Canada's Wonderland Co /
5.38%, 01/15/2023	712	719	Magnum Management Corp
5.75%, 01/15/2025	708	717	5.25%, 03/15/2021	1,800	1,809
5.88%, 01/15/2024 (d)	1,688	1,815	5.38%, 06/01/2024 (d)	375	375
6.00%, 01/15/2022 (d)	1,460	1,573	Chukchansi Economic Development
7.88%, 01/15/2023 (d)	1,534	1,699	Authority
Dynegy Finance I Inc / Dynegy Finance II			10.25%, 05/30/2020 (d)	1,268	717
Inc			DreamWorks Animation SKG Inc
6.75%, 11/01/2019 (d)	3,180	3,291	6.88%, 08/15/2020 (d)	770	805
7.38%, 11/01/2022 (d)	1,195	1,264	GLP Capital LP / GLP Financing II Inc
7.63%, 11/01/2024 (d)	390	413	4.38%, 11/01/2018	1,340	1,377
Dynegy Holdings Inc			4.88%, 11/01/2020	5,240	5,450
0.00%, 06/01/2015 (a),(b),(c)	100	—	5.38%, 11/01/2023	1,210	1,274
0.00%, 06/01/2019 (a),(b),(c)	3,158	—	Graton Economic Development Authority
0.00%, 10/15/2026 (a),(b),(c)	92	—	9.63%, 09/01/2019 (d)	4,310	4,827
Dynegy Inc			Isle of Capri Casinos Inc
5.88%, 06/01/2023	727	712	5.88%, 03/15/2021	2,180	2,234

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

		Principal			Principal
BONDS (continued)	Amount (000's)		Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Entertainment (continued)				Forest Products & Paper (continued)
Isle of Capri Casinos Inc	(continued)			Clearwater Paper Corp
8.88%, 06/15/2020		$2,790	$2,985	4.50%, 02/01/2023	$370	$361
Mohegan Tribal Gaming Authority				5.38%, 02/01/2025 (d)	750	759
9.75%, 09/01/2021		6,275	6,463			$1,471
11.00%, 09/15/2018 (d)		1,370	1,356
Peninsula Gaming LLC / Peninsula Gaming				Gas- 0.08%
Corp				AmeriGas Partners LP/AmeriGas Finance
8.38%, 02/15/2018 (d)		2,755	2,907	Corp
Pinnacle Entertainment Inc				6.25%, 08/20/2019	500	522
6.38%, 08/01/2021		1,825	1,953	NGL Energy Partners LP / NGL Energy
7.50%, 04/15/2021		1,810	1,932	Finance Corp
				5.13%, 07/15/2019 (d)	281	283
7.75%, 04/01/2022		1,885	2,059	6.88%, 10/15/2021 (d)	516	548
Regal Entertainment Group
5.75%, 03/15/2022		275	269			$1,353
5.75%, 06/15/2023		825	792	Hand & Machine Tools - 0.06%
5.75%, 02/01/2025		430	406	Milacron LLC / Mcron Finance Corp
Scientific Games International Inc				7.75%, 02/15/2021 (d)	1,040	1,082
6.63%, 05/15/2021 (d)		560	445
Seneca Gaming Corp
8.25%, 12/01/2018 (d)		805	841	Healthcare - Products - 0.92%
Shingle Springs Tribal Gaming Authority				Alere Inc
9.75%, 09/01/2021 (d)		715	795	6.50%, 06/15/2020	608	626
WMG Acquisition Corp				7.25%, 07/01/2018	500	533
5.63%, 04/15/2022 (d)		1,000	1,005	Biomet Inc
6.75%, 04/15/2022 (d)		1,805	1,778	6.50%, 08/01/2020	2,135	2,284
			$46,267	6.50%, 10/01/2020	1,365	1,443
				ConvaTec Finance International SA
Environmental Control - 0.09%				8.25%, PIK 9.00%, 01/15/2019 (d),(f)	511	522
Casella Waste Systems Inc				ConvaTec Healthcare E SA
7.75%, 02/15/2019		1,195	1,219	10.50%, 12/15/2018 (d)	2,255	2,390
Covanta Holding Corp				DJO Finance LLC / DJO Finance Corp
5.88%, 03/01/2024		400	413	9.88%, 04/15/2018	1,495	1,574
			$1,632	Fresenius US Finance II Inc
				4.25%, 02/01/2021 (d)	2,060	2,124
Food- 1.96%				Halyard Health Inc
Albertsons Holdings LLC/Saturn Acquisition				6.25%, 10/15/2022 (d)	320	327
Merger Sub Inc
7.75%, 10/15/2022 (d)		2,290	2,256	Hologic Inc
Bumble Bee Holdings Inc				6.25%, 08/01/2020	1,245	1,309
9.00%, 12/15/2017 (d)		3,273	3,428	Mallinckrodt International Finance SA
				3.50%, 04/15/2018	136	134
Darling Ingredients Inc				4.75%, 04/15/2023	1,104	1,060
5.38%, 01/15/2022		2,595	2,601
HJ Heinz Co				Mallinckrodt International Finance SA /
				Mallinckrodt CB LLC
4.25%, 10/15/2020		2,212	2,234	5.75%, 08/01/2022 (d)	1,470	1,540
Ingles Markets Inc				Teleflex Inc
5.75%, 06/15/2023		780	796	5.25%,06/15/2024 (d)	585	594
JBS USA LLC / JBS USA Finance Inc
5.88%, 07/15/2024 (d)		1,796	1,805			$16,460
7.25%, 06/01/2021 (d)		3,467	3,692	Healthcare - Services - 5.96%
7.25%, 06/01/2021 (d)		2,477	2,638	Acadia Healthcare Co Inc
8.25%, 02/01/2020 (d)		1,193	1,277	5.13%, 07/01/2022 (d)	580	576
Pilgrim's Pride Corp				6.13%, 03/15/2021	456	472
7.88%, 12/15/2018		401	418	Amsurg Corp
Post Holdings Inc				5.63%, 11/30/2020	1,075	1,107
6.00%, 12/15/2022 (d)		4,230	4,082	5.63%, 07/15/2022 (d)	2,885	2,989
6.75%, 12/01/2021 (d)		1,664	1,662	Centene Corp
Smithfield Foods Inc				4.75%, 05/15/2022	245	248
5.25%, 08/01/2018 (d)		1,620	1,669	CHS/Community Health Systems Inc
5.88%, 08/01/2021 (d)		3,426	3,632	5.13%, 08/15/2018	1,890	1,965
6.63%, 08/15/2022		1,600	1,744	5.13%, 08/01/2021	1,885	1,970
7.75%, 07/01/2017		760	847	6.88%, 02/01/2022 (d)	5,925	6,384
WhiteWave Foods Co/The				7.13%, 07/15/2020	1,325	1,434
5.38%, 10/01/2022		275	289	8.00%, 11/15/2019	2,335	2,522
			$35,070	DaVita HealthCare Partners Inc
				5.13%, 07/15/2024	4,150	4,233
Food Service - 0.10%				5.75%, 08/15/2022	2,985	3,164
Aramark Services Inc				6.63%, 11/01/2020	1,165	1,219
5.75%, 03/15/2020		1,660	1,735	Envision Healthcare Corp
				5.13%, 07/01/2022 (d)	2,065	2,091
Forest Products & Paper - 0.08%				Fresenius Medical Care US Finance II Inc
Cascades Inc				4.13%, 10/15/2020 (d)	1,605	1,610
5.50%, 07/15/2022 (d)		355	351	4.75%, 10/15/2024 (d)	1,310	1,314
				5.63%, 07/31/2019 (d)	1,664	1,783

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Healthcare - Services (continued)			Home Builders (continued)
Fresenius Medical Care US Finance II			Meritage Homes Corp (continued)
Inc (continued)			7.15%, 04/15/2020	$315	$347
5.88%, 01/31/2022 (d)	$1,750	$1,908	Ryland Group Inc/The
Fresenius Medical Care US Finance Inc			5.38%, 10/01/2022	1,485	1,455
5.75%, 02/15/2021 (d)	905	972	Standard Pacific Corp
6.50%, 09/15/2018 (d)	3,020	3,345	8.38%, 01/15/2021	1,135	1,325
HCA Holdings Inc			10.75%, 09/15/2016	566	650
6.25%, 02/15/2021	1,850	1,991	Taylor Morrison Communities Inc / Monarch
HCA Inc			Communities Inc
3.75%, 03/15/2019	750	752	5.25%, 04/15/2021 (d)	2,980	3,001
4.25%, 10/15/2019	2,965	3,013	WCI Communities Inc
4.75%, 05/01/2023	1,270	1,290	6.88%, 08/15/2021	741	749
5.00%, 03/15/2024	3,869	3,990	6.88%, 08/15/2021 (d)	271	274
5.25%, 04/15/2025	970	1,005			$22,071
5.88%, 03/15/2022	1,519	1,667
5.88%, 05/01/2023	2,095	2,252	Insurance - 0.35%
6.50%, 02/15/2020	4,955	5,531	A-S Co-Issuer Subsidiary Inc / A-S Merger
7.05%, 12/01/2027	465	481	Sub LLC
			7.88%, 12/15/2020 (d)	765	788
7.50%, 02/15/2022	2,005	2,328
7.69%, 06/15/2025	1,430	1,616	Fidelity & Guaranty Life Holdings Inc
			6.38%, 04/01/2021 (d)	750	795
8.00%, 10/01/2018	1,200	1,377
HealthSouth Corp			Hartford Financial Services Group Inc/The
			8.13%, 06/15/2068 (e)	610	708
5.75%, 11/01/2024	228	239
IASIS Healthcare LLC / IASIS Capital Corp			Liberty Mutual Group Inc
			7.80%, 03/07/2087 (d)	1,436	1,680
8.38%, 05/15/2019	7,970	8,409
inVentiv Health Inc			Prudential Financial Inc
			5.63%, 06/15/2043 (e)	788	817
9.00%, 01/15/2018 (d)	409	424
LifePoint Hospitals Inc			USI Inc/NY
			7.75%, 01/15/2021 (d)	1,516	1,535
5.50%, 12/01/2021 (d)	728	763
MPH Acquisition Holdings LLC					$6,323
6.63%, 04/01/2022 (d)	2,130	2,228	Internet - 0.30%
National Mentor Holdings Inc			CyrusOne LP / CyrusOne Finance Corp
12.50%, 02/15/2018 (d)	283	299	6.38%, 11/15/2022	885	932
Tenet Healthcare Corp			IAC/InterActiveCorp
4.38%, 10/01/2021	670	666	4.88%, 11/30/2018	1,140	1,174
4.50%, 04/01/2021	750	752	Netflix Inc
4.75%, 06/01/2020	700	716	5.75%, 03/01/2024 (d)	680	712
5.00%, 03/01/2019 (d)	1,381	1,383	Ymobile Corp
5.50%, 03/01/2019 (d)	705	721	8.25%, 04/01/2018 (d)	1,124	1,186
6.00%, 10/01/2020	2,743	2,949	Zayo Group LLC / Zayo Capital Inc
6.25%, 11/01/2018	4,858	5,277	10.13%, 07/01/2020	1,240	1,376
6.75%, 02/01/2020	2,365	2,501			$5,380
6.88%, 11/15/2031	1,195	1,171
8.00%, 08/01/2020	1,184	1,261	Iron & Steel - 1.62%
8.13%, 04/01/2022	4,413	5,059	AK Steel Corp
United Surgical Partners International Inc			8.75%, 12/01/2018	995	1,087
9.00%, 04/01/2020	2,735	2,954	APERAM
Universal Health Services Inc			7.75%, 04/01/2018 (d)	2,000	2,070
3.75%, 08/01/2019 (d)	178	179	ArcelorMittal
4.75%, 08/01/2022 (d)	259	264	5.75%, 08/05/2020 (e)	6,014	6,382
		$106,814	6.13%, 06/01/2018	1,390	1,487
			6.75%, 02/25/2022	5,140	5,706
Home Builders - 1.23%			7.50%, 10/15/2039	4,465	4,766
Brookfield Residential Properties Inc /			10.35%, 06/01/2019 (e)	2,545	3,143
Brookfield Residential US Corp			Commercial Metals Co
6.13%, 07/01/2022 (d)	628	667	6.50%, 07/15/2017	455	489
DR Horton Inc			7.35%, 08/15/2018	1,000	1,110
4.38%, 09/15/2022	1,545	1,526	Signode Industrial Group Lux SA/Signode
5.75%, 08/15/2023	2,870	3,060	Industrial Group US Inc
K Hovnanian Enterprises Inc			6.38%, 05/01/2022 (d)	600	582
7.00%, 01/15/2019 (d)	504	491	Steel Dynamics Inc
9.13%, 11/15/2020 (d)	285	309	5.13%, 10/01/2021 (d)	275	285
11.88%, 10/15/2015	805	866	5.25%, 04/15/2023	325	341
Lennar Corp			5.50%, 10/01/2024 (d)	220	233
4.50%, 06/15/2019	395	402	6.13%, 08/15/2019	390	419
4.75%, 12/15/2017	1,865	1,949	6.38%, 08/15/2022	320	348
4.75%, 11/15/2022 (e)	2,575	2,536	7.63%, 03/15/2020	500	528
6.95%, 06/01/2018	656	730			$28,976
12.25%, 06/01/2017	255	312
M/I Homes Inc			Leisure Products & Services - 0.07%
8.63%, 11/15/2018	702	733	Viking Cruises Ltd
Meritage Homes Corp			8.50%, 10/15/2022 (d)	1,217	1,317
7.00%, 04/01/2022	635	689

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Lodging - 1.44%			Media (continued)
Downstream Development Authority of the			CSC Holdings LLC
Quapaw Tribe of Oklahoma			6.75%, 11/15/2021	$1,680	$1,869
10.50%, 07/01/2019 (d)	$435	$463	7.63%, 07/15/2018	1,165	1,319
Hilton Worldwide Finance LLC / Hilton			Cumulus Media Holdings Inc
Worldwide Finance Corp			7.75%, 05/01/2019	3,945	4,044
5.63%, 10/15/2021 (d)	710	748	DISH DBS Corp
MGM Resorts International			4.25%, 04/01/2018	1,987	2,037
6.75%, 10/01/2020	1,000	1,097	5.00%, 03/15/2023	882	879
7.75%, 03/15/2022	2,500	2,881	5.13%, 05/01/2020	3,698	3,846
8.63%, 02/01/2019	2,750	3,184	5.88%, 07/15/2022	437	463
10.00%, 11/01/2016	1,230	1,393	6.75%, 06/01/2021	7,128	7,912
MTR Gaming Group Inc			7.88%, 09/01/2019	170	197
11.50%, 08/01/2019	3,945	4,330	Gannett Co Inc
Seminole Hard Rock Entertainment Inc /			4.88%, 09/15/2021 (d)	710	716
Seminole Hard Rock International LLC			5.13%, 10/15/2019	3,080	3,203
5.88%, 05/15/2021 (d)	1,305	1,285	5.13%, 07/15/2020	1,805	1,868
Station Casinos LLC			5.50%, 09/15/2024 (d)	880	909
7.50%, 03/01/2021	4,260	4,452	6.38%, 10/15/2023	1,465	1,575
Studio City Finance Ltd			7.13%, 09/01/2018	4,780	4,965
8.50%, 12/01/2020 (d)	1,675	1,817	Gray Television Inc
Wynn Las Vegas LLC / Wynn Las Vegas			7.50%, 10/01/2020	935	978
Capital Corp			iHeartCommunications Inc
7.75%, 08/15/2020	1,781	1,915	6.88%, 06/15/2018	853	774
Wynn Macau Ltd			7.25%, 10/15/2027	505	419
5.25%, 10/15/2021 (d)	2,150	2,150	9.00%, 12/15/2019	2,652	2,680
		$25,715	9.00%, 03/01/2021	862	862
			11.25%, 03/01/2021	7,399	7,824
Machinery - Construction & Mining - 0.21%			10.00%, 01/15/2018	2,565	2,143
BlueLine Rental Finance Corp			Liberty Interactive LLC
7.00%, 02/01/2019 (d)	1,610	1,695
			8.25%, 02/01/2030	750	818
Terex Corp			Nielsen Finance LLC / Nielsen Finance Co
6.00%, 05/15/2021	1,105	1,149	5.00%, 04/15/2022 (d)	4,711	4,782
6.50%, 04/01/2020	950	1,000	Numericable Group SA
		$3,844	4.88%, 05/15/2019 (d)	3,975	3,965
Machinery - Diversified - 0.49%			6.00%, 05/15/2022 (d)	7,432	7,599
Briggs & Stratton Corp			6.25%, 05/15/2024 (d)	2,567	2,640
6.88%, 12/15/2020	775	854	Quebecor Media Inc
Case New Holland Industrial Inc			5.75%, 01/15/2023	590	608
7.88%, 12/01/2017	3,580	4,018	Quebecor World PLC
Columbus McKinnon Corp/NY			0.00%, 01/15/2015 (a),(b),(c)	480	1
7.88%, 02/01/2019	750	784	0.00%, 11/15/2025 (a),(b),(c)	1,075	3
Manitowoc Co Inc/The			0.00%, 08/01/2027 (a),(b),(c)	830	2
8.50%, 11/01/2020	1,650	1,786	Radio One Inc
Zebra Technologies Corp			9.25%, 02/15/2020 (d)	300	298
7.25%, 10/15/2022 (d)	1,191	1,254	RCN Telecom Services LLC / RCN Capital
		$8,696	Corp
			8.50%, 08/15/2020 (d)	713	747
Media- 7.94%			Sinclair Television Group Inc
AMC Networks Inc			5.38%, 04/01/2021	1,541	1,545
7.75%, 07/15/2021	1,362	1,485	5.63%, 08/01/2024 (d)	585	578
Cablevision Systems Corp			6.13%, 10/01/2022	630	652
8.00%, 04/15/2020	4,237	4,851	6.38%, 11/01/2021	175	182
CCO Holdings LLC / CCO Holdings Capital			Sirius XM Radio Inc
Corp			4.25%, 05/15/2020 (d)	1,815	1,805
5.13%, 02/15/2023	475	474	4.63%, 05/15/2023 (d)	1,200	1,158
5.25%, 09/30/2022	2,910	2,928	5.75%, 08/01/2021 (d)	800	830
6.50%, 04/30/2021	5,015	5,291	5.88%, 10/01/2020 (d)	62	65
7.00%, 01/15/2019	315	328	6.00%, 07/15/2024 (d)	973	1,014
8.13%, 04/30/2020	2,380	2,523	Unitymedia Hessen GmbH & Co KG /
CCOH Safari LLC			Unitymedia NRW GmbH
5.50%, 12/01/2022 (g)	1,399	1,413	5.50%, 01/15/2023 (d)	600	626
5.75%, 12/01/2024 (g)	3,148	3,166	Unitymedia KabelBW GmbH
Cequel Communications Holdings I LLC /			6.13%, 01/15/2025 (d)	607	634
Cequel Capital Corp			Univision Communications Inc
5.13%, 12/15/2021 (d)	2,205	2,153	5.13%, 05/15/2023 (d)	925	976
5.13%, 12/15/2021 (d)	707	690	6.75%, 09/15/2022 (d)	4,987	5,536
6.38%, 09/15/2020 (d)	3,442	3,588	6.88%, 05/15/2019 (d)	5,265	5,535
Clear Channel Worldwide Holdings Inc			7.88%, 11/01/2020 (d)	1,500	1,622
6.50%, 11/15/2022	2,122	2,186	8.50%, 05/15/2021 (d)	925	1,001
6.50%, 11/15/2022	5,598	5,794	Videotron Ltd
7.63%, 03/15/2020	5,731	6,096	5.00%, 07/15/2022	245	252
7.63%, 03/15/2020	150	158	5.38%, 06/15/2024 (d)	874	900

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Media (continued)			Oil & Gas (continued)
VTR Finance BV			Chesapeake Energy Corp	(continued)
6.88%, 01/15/2024 (d)	$1,302	$1,367	6.13%, 02/15/2021		$3,022	$3,354
		$142,347	6.50%, 08/15/2017		1,270	1,378
			6.63%, 08/15/2020		1,915	2,159
Mining - 1.19%			Cimarex Energy Co
Alcoa Inc			4.38%, 06/01/2024		657	668
5.13%, 10/01/2024	3,220	3,399	5.88%, 05/01/2022		1,877	2,017
5.40%, 04/15/2021	653	715	CITGO Petroleum Corp
5.72%, 02/23/2019	785	874	6.25%, 08/15/2022 (d)		862	877
5.87%, 02/23/2022	508	562	Comstock Resources Inc
5.90%, 02/01/2027	719	765	7.75%, 04/01/2019		550	539
6.15%, 08/15/2020	647	729	9.50%, 06/15/2020		1,201	1,267
6.75%, 01/15/2028	526	590	Concho Resources Inc
Aleris International Inc			5.50%, 04/01/2023		3,505	3,707
7.63%, 02/15/2018	356	367	6.50%, 01/15/2022		845	913
7.88%, 11/01/2020	545	567	7.00%, 01/15/2021		975	1,052
Coeur Mining Inc			Denbury Resources Inc
7.88%, 02/01/2021	1,383	1,200	4.63%, 07/15/2023		5,535	5,113
First Quantum Minerals Ltd			Energy XXI Gulf Coast Inc
6.75%, 02/15/2020 (d)	769	744
			6.88%, 03/15/2024 (d)		871	688
7.00%, 02/15/2021 (d)	769	755
7.25%, 10/15/2019 (d)	500	497	7.50%, 12/15/2021		1,412	1,172
7.25%, 05/15/2022 (d)	959	935	EP Energy LLC / Everest Acquisition Finance
			Inc
FMG Resources August 2006 Pty Ltd			6.88%, 05/01/2019		330	343
6.00%, 04/01/2017 (d)	268	273
6.88%, 02/01/2018 (d)	459	471	7.75%, 09/01/2022		1,552	1,637
6.88%, 04/01/2022 (d)	863	891	9.38%, 05/01/2020		11,244	12,284
8.25%, 11/01/2019 (d)	790	820	EXCO Resources Inc
			7.50%, 09/15/2018		5,437	4,798
Hecla Mining Co			8.50%, 04/15/2022		3,397	2,956
6.88%, 05/01/2021	1,977	1,878	Halcon Resources Corp
HudBay Minerals Inc			9.25%, 02/15/2022		1,730	1,406
9.50%, 10/01/2020	407	427	9.75%, 07/15/2020		360	300
Lundin Mining Corp			Hilcorp Energy I LP / Hilcorp Finance Co
7.50%, 11/01/2020 (d)	790	824
			5.00%, 12/01/2024 (d)		1,081	1,038
7.88%, 11/01/2022 (d)	690	718
			7.63%, 04/15/2021 (d)		1,331	1,404
New Gold Inc			8.00%, 02/15/2020 (d)		1,150	1,207
6.25%, 11/15/2022 (d)	1,545	1,510
			Jones Energy Holdings LLC / Jones Energy
Taseko Mines Ltd			Finance Corp
7.75%, 04/15/2019	845	801	6.75%, 04/01/2022 (d)		1,500	1,432
		$21,312	Jupiter Resources Inc
Miscellaneous Manufacturing - 0.15%			8.50%, 10/01/2022 (d)		1,325	1,169
Amsted Industries Inc			Laredo Petroleum Inc
5.38%, 09/15/2024 (d)	640	640	7.38%, 05/01/2022		395	411
Bombardier Inc			Linn Energy LLC / Linn Energy Finance
4.75%, 04/15/2019 (d)	683	702	Corp
6.13%, 01/15/2023 (d)	398	410	6.25%, 11/01/2019 (e)		5,990	5,511
7.50%, 03/15/2018 (d)	800	888	6.50%, 09/15/2021		3,651	3,341
		$2,640	7.75%, 02/01/2021		5,846	5,729
			8.63%, 04/15/2020		6,725	6,742
Office & Business Equipment - 0.08%			MEG Energy Corp
CDW LLC / CDW Finance Corp			6.50%, 03/15/2021 (d)		700	693
6.00%, 08/15/2022	573	604	7.00%, 03/31/2024 (d)		350	352
8.50%, 04/01/2019	764	810	Memorial Resource Development Corp
		$1,414	5.88%, 07/01/2022 (d)		1,080	1,053
Oil & Gas - 10.39%			Newfield Exploration Co
Antero Resources Corp			5.63%, 07/01/2024		5,494	5,906
5.13%, 12/01/2022 (d)	3,514	3,515	5.75%, 01/30/2022		8,470	9,169
Antero Resources Finance Corp			6.88%, 02/01/2020		500	519
5.38%, 11/01/2021	1,995	2,025	Oasis Petroleum Inc
6.00%, 12/01/2020	1,587	1,650	6.88%, 03/15/2022		2,390	2,486
Baytex Energy Corp			Ocean Rig UDW Inc
			7.25%, 04/01/2019 (d)		851	728
5.13%, 06/01/2021 (d)	638	622
5.63%, 06/01/2024 (d)	238	230	Parker Drilling Co
California Resources Corp			6.75%, 07/15/2022		600	546
5.00%, 01/15/2020 (d)	1,987	2,016	7.50%, 08/01/2020		944	911
5.50%, 09/15/2021 (d)	2,624	2,676	Precision Drilling Corp
			5.25%, 11/15/2024 (d)		903	840
6.00%, 11/15/2024 (d)	4,816	4,912
Chesapeake Energy Corp			6.50%, 12/15/2021		435	446
3.25%, 03/15/2016	254	254	6.63%, 11/15/2020		740	762
4.88%, 04/15/2022	7,338	7,504	QEP Resources Inc
5.38%, 06/15/2021	640	667	5.25%, 05/01/2023		1,059	1,030
5.75%, 03/15/2023	640	701	5.38%, 10/01/2022		1,875	1,847

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)			Oil & Gas Services (continued)
QEP Resources Inc (continued)			Key Energy Services Inc
6.88%, 03/01/2021	$1,375	$1,478	6.75%, 03/01/2021	$1,232	$1,096
Range Resources Corp			Petroleum Geo-Services ASA
5.00%, 03/15/2023	700	731	7.38%, 12/15/2018 (d)	1,023	992
5.75%, 06/01/2021	2,755	2,907	PHI Inc
Rosetta Resources Inc			5.25%, 03/15/2019	419	414
5.63%, 05/01/2021	3,510	3,405	Pioneer Energy Services Corp
5.88%, 06/01/2022	3,709	3,561	6.13%, 03/15/2022 (d)	908	844
5.88%, 06/01/2024	1,869	1,794	Sea Trucks Group Ltd
RSP Permian Inc			9.00%, 03/26/2018 (d)	1,450	1,247
6.63%, 10/01/2022 (d)	338	337	Trinidad Drilling Ltd
Sabine Oil & Gas LLC / Sabine Oil & Gas			7.88%, 01/15/2019 (d)	1,525	1,556
Finance Corp					$11,909
9.75%, 02/15/2017	558	530
Samson Investment Co			Packaging & Containers - 3.11%
9.75%, 02/15/2020 (e)	962	712	Ardagh Packaging Finance PLC
			9.13%, 10/15/2020 (d)	641	691
SandRidge Energy Inc
7.50%, 03/15/2021	8,740	7,866	Ardagh Packaging Finance PLC / Ardagh
7.50%, 02/15/2023	2,335	2,078	Holdings USA Inc
			6.25%, 01/31/2019 (d)	335	338
8.13%, 10/15/2022	4,045	3,661	7.00%, 11/15/2020 (d)	137	140
Seventy Seven Energy Inc			9.13%, 10/15/2020 (d)	197	211
6.50%, 07/15/2022 (d)	471	443
Seventy Seven Operating LLC			Ball Corp
6.63%, 11/15/2019	575	569	4.00%, 11/15/2023	600	576
SM Energy Co			5.00%, 03/15/2022	575	602
5.00%, 01/15/2024	680	636	5.75%, 05/15/2021	290	304
6.50%, 11/15/2021	1,670	1,733	6.75%, 09/15/2020	250	262
6.50%, 01/01/2023	250	258	Berry Plastics Corp
6.63%, 02/15/2019	1,433	1,483	5.50%, 05/15/2022	1,160	1,164
Stone Energy Corp			9.75%, 01/15/2021	12,755	14,237
7.50%, 11/15/2022	1,842	1,718	Beverage Packaging Holdings Luxembourg II
Summit Midstream Holdings LLC / Summit			SA / Beverage Packaging Holdings II
			5.63%, 12/15/2016 (d)	1,370	1,374
Midstream Finance Corp			6.00%, 06/15/2017 (d)	2,125	2,119
5.50%, 08/15/2022	315	315
7.50%, 07/01/2021	337	366	Constar International
			0.00%, PIK 0.00%, 12/31/2017 (a),(b),(c),(e),(f)	605	101
Swift Energy Co
7.13%, 06/01/2017	375	356	Crown Americas LLC / Crown Americas
7.88%, 03/01/2022	815	736	Capital Corp IV
Talos Production LLC / Talos Production			4.50%, 01/15/2023	624	613
Finance Inc			Graphic Packaging International Inc
9.75%, 02/15/2018 (d)	589	593	4.75%, 04/15/2021	714	721
Teine Energy Ltd			Novelis Inc
6.88%, 09/30/2022 (d)	630	597	8.75%, 12/15/2020	2,005	2,188
Tesoro Corp			Reynolds Group Issuer Inc / Reynolds Group
5.13%, 04/01/2024	328	329	Issuer LLC / Reynolds Group Issuer
Ultra Petroleum Corp			(Luxembourg) S.A.
5.75%, 12/15/2018 (d)	1,550	1,535	5.75%, 10/15/2020	3,160	3,287
			6.88%, 02/15/2021 (e)	2,295	2,438
6.13%, 10/01/2024 (d)	946	895
Unit Corp			7.13%, 04/15/2019	700	727
6.63%, 05/15/2021	2,750	2,743	7.88%, 08/15/2019	6,580	7,049
W&T Offshore Inc			8.25%, 02/15/2021	1,805	1,940
8.50%, 06/15/2019	1,404	1,369	8.50%, 05/15/2018	1,450	1,503
Whiting Petroleum Corp			9.00%, 04/15/2019	1,200	1,254
5.00%, 03/15/2019	2,940	3,043	9.88%, 08/15/2019	8,785	9,543
WPX Energy Inc			Sealed Air Corp
			5.25%, 04/01/2023 (d)	367	377
5.25%, 01/15/2017	1,250	1,306	6.50%, 12/01/2020 (d)	500	550
5.25%, 09/15/2024	1,756	1,712	8.13%, 09/15/2019 (d)	750	813
6.00%, 01/15/2022	3,518	3,685	8.38%, 09/15/2021 (d)	575	651
		$186,152
					$55,773
Oil & Gas Services - 0.66%
Basic Energy Services Inc			Pharmaceuticals - 1.68%
7.75%, 02/15/2019	150	146	Endo Finance LLC
			5.75%, 01/15/2022 (d)	440	442
7.75%, 10/15/2022	1,112	1,084
Compressco Partners LP / Compressco			Endo Finance LLC & Endo Finco Inc
			5.38%, 01/15/2023 (d)	4,600	4,497
Finance Inc			7.00%, 07/15/2019 (d)	1,560	1,642
7.25%, 08/15/2022 (d)	980	970
			7.00%, 12/15/2020 (d)	207	218
Exterran Partners LP / EXLP Finance Corp			7.25%, 01/15/2022 (d)	2,110	2,253
6.00%, 10/01/2022 (d)	580	557
Hiland Partners LP / Hiland Partners Finance			Grifols Worldwide Operations Ltd
			5.25%, 04/01/2022 (d)	660	677
Corp
5.50%, 05/15/2022 (d)	294	290	Salix Pharmaceuticals Ltd
			6.00%, 01/15/2021 (d)	490	530
7.25%, 10/01/2020 (d)	2,565	2,713

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Pharmaceuticals (continued)			Pipelines (continued)
Valeant Pharmaceuticals International			Tesoro Logistics LP / Tesoro Logistics
5.63%, 12/01/2021 (d)	$519	$514	Finance Corp (continued)
6.38%, 10/15/2020 (d)	11,000	11,289	6.13%, 10/15/2021	$775	$796
6.75%, 08/15/2021 (d)	338	349	6.25%, 10/15/2022 (d)	1,613	1,669
6.75%, 08/15/2018 (d)	2,739	2,913			$58,821
6.88%, 12/01/2018 (d)	2,485	2,572
7.00%, 10/01/2020 (d)	850	890	Real Estate - 0.15%
7.25%, 07/15/2022 (d)	330	348	Kennedy-Wilson Inc
7.50%, 07/15/2021 (d)	973	1,041	5.88%, 04/01/2024	494	504
		$30,175	Mattamy Group Corp
			6.50%, 11/15/2020 (d)	647	655
Pipelines - 3.28%			Realogy Group LLC
Access Midstream Partners LP / ACMP			7.63%, 01/15/2020 (d)	1,415	1,535
Finance Corp					$2,694
4.88%, 05/15/2023	3,527	3,686
4.88%, 03/15/2024	1,060	1,108	REITS- 0.96%
5.88%, 04/15/2021	1,168	1,235	Crown Castle International Corp
6.13%, 07/15/2022	4,671	5,080	4.88%, 04/15/2022	647	654
Atlas Pipeline Partners LP / Atlas Pipeline			5.25%, 01/15/2023	1,056	1,081
Finance Corp			Iron Mountain Inc
4.75%, 11/15/2021	775	773	5.75%, 08/15/2024	5,105	5,207
5.88%, 08/01/2023	729	756	7.75%, 10/01/2019	4,809	5,170
Crestwood Midstream Partners LP /			8.38%, 08/15/2021	1,603	1,667
Crestwood Midstream Finance Corp			MPT Operating Partnership LP / MPT Finance
6.13%, 03/01/2022	727	734	Corp
Energy Transfer Equity LP			5.50%, 05/01/2024	2,915	3,017
5.88%, 01/15/2024	2,710	2,845	Sabra Health Care LP / Sabra Capital Corp
7.50%, 10/15/2020	2,522	2,901	5.50%, 02/01/2021	310	321
Genesis Energy LP					$17,117
5.63%, 06/15/2024	625	610	Retail - 2.43%
Genesis Energy LP / Genesis Energy Finance			1011778 BC ULC / New Red Finance Inc
Corp			6.00%, 04/01/2022 (d)	705	715
5.75%, 02/15/2021	725	729	AmeriGas Finance LLC/AmeriGas Finance
7.88%, 12/15/2018	1,375	1,433	Corp
Kinder Morgan Inc/DE			6.75%, 05/20/2020	3,640	3,877
5.00%, 02/15/2021 (d)	484	511	7.00%, 05/20/2022	4,238	4,577
5.63%, 11/15/2023 (d)	484	532	CEC Entertainment Inc
MarkWest Energy Partners LP / MarkWest			8.00%, 02/15/2022 (d)	320	307
Energy Finance Corp			Claire's Stores Inc
4.50%, 07/15/2023	4,024	4,125	6.13%, 03/15/2020 (d)	728	673
5.50%, 02/15/2023	1,975	2,103	8.88%, 03/15/2019	2,463	2,100
6.25%, 06/15/2022	569	613	9.00%, 03/15/2019 (d)	1,527	1,558
6.75%, 11/01/2020	865	917	CST Brands Inc
Regency Energy Partners LP / Regency			5.00%, 05/01/2023	1,535	1,523
Energy Finance Corp			Ferrellgas LP / Ferrellgas Finance Corp
4.50%, 11/01/2023	2,395	2,377	6.75%, 01/15/2022	3,090	3,113
5.00%, 10/01/2022	432	441	Guitar Center Inc
5.50%, 04/15/2023	2,130	2,204	6.50%, 04/15/2019 (d)	611	557
5.88%, 03/01/2022	3,101	3,302	JC Penney Corp Inc
6.50%, 07/15/2021	2,125	2,258	8.13%, 10/01/2019	199	191
6.88%, 12/01/2018	2,565	2,661	L Brands Inc
Rose Rock Midstream LP / Rose Rock			5.63%, 02/15/2022	1,715	1,839
Finance Corp			5.63%, 10/15/2023	2,220	2,381
5.63%, 07/15/2022 (d)	422	421	6.63%, 04/01/2021	459	520
Sabine Pass Liquefaction LLC			8.50%, 06/15/2019	1,500	1,792
5.63%, 02/01/2021 (e)	411	431	Landry's Inc
5.63%, 04/15/2023	2,674	2,768	9.38%, 05/01/2020 (d)	725	775
5.75%, 05/15/2024 (d)	635	656	Michaels FinCo Holdings LLC / Michaels
6.25%, 03/15/2022 (d)	560	603	FinCo Inc
SemGroup Corp			7.50%, PIK 8.25%, 08/01/2018 (d),(f)	421	427
7.50%, 06/15/2021	484	509	Neebo Inc
Targa Resources Partners LP / Targa			15.00%, 06/30/2016 (d)	328	344
Resources Partners Finance Corp			Neiman Marcus Group LTD LLC
4.13%, 11/15/2019 (d)	1,635	1,660	8.00%, 10/15/2021 (d)	1,029	1,098
4.25%, 11/15/2023	620	614	New Albertsons Inc
5.25%, 05/01/2023	850	893	6.63%, 06/01/2028	66	55
6.38%, 08/01/2022	1,300	1,397	7.75%, 06/15/2026	265	250
6.88%, 02/01/2021	250	269	8.00%, 05/01/2031	405	388
Tesoro Logistics LP / Tesoro Logistics			8.70%, 05/01/2030	95	94
Finance Corp			Party City Holdings Inc
5.50%, 10/15/2019 (d)	1,230	1,264	8.88%, 08/01/2020	1,380	1,497
5.88%, 10/01/2020	916	937

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Retail (continued)			Telecommunications (continued)
Radio Systems Corp			Alcatel-Lucent USA Inc (continued)
8.38%, 11/01/2019 (d)	$839	$909	6.45%, 03/15/2029	$794	$764
Real Mex Restaurants Inc			6.75%, 11/15/2020 (d)	897	924
11.00%, PIK 0.73%, 03/21/2016 (b),(c),(f)	172	172	Altice Financing SA
Rite Aid Corp			6.50%, 01/15/2022 (d)	478	491
6.75%, 06/15/2021	1,945	2,077	7.88%, 12/15/2019 (d)	262	279
8.00%, 08/15/2020	4,243	4,582	Altice Finco SA
9.25%, 03/15/2020	1,430	1,580	8.13%, 01/15/2024 (d)	200	210
Sally Holdings LLC / Sally Capital Inc			9.88%, 12/15/2020 (d)	200	223
5.50%, 11/01/2023	742	783	Altice SA
Serta Simmons Holdings LLC			7.75%, 05/15/2022 (d)	4,944	5,191
8.13%, 10/01/2020 (d)	800	858	Avaya Inc
Suburban Propane Partners LP/Suburban			7.00%, 04/01/2019 (d)	915	899
Energy Finance Corp			9.00%, 04/01/2019 (d)	900	922
7.38%, 08/01/2021	797	857	10.50%, 03/01/2021 (d)	1,320	1,157
Tops Holding Corp / Tops Markets LLC			CenturyLink Inc
8.88%, 12/15/2017	1,055	1,084	6.45%, 06/15/2021	4,080	4,468
		$43,553	6.75%, 12/01/2023	895	993
			Cincinnati Bell Inc
Semiconductors - 0.43%			8.38%, 10/15/2020	346	371
Advanced Micro Devices Inc			8.75%, 03/15/2018	116	120
6.75%, 03/01/2019	828	782	Citizens Communications Co
7.00%, 07/01/2024	522	458	7.13%, 03/15/2019	3,040	3,352
7.75%, 08/01/2020	705	663	Clearwire Communications LLC/Clearwire
Amkor Technology Inc			Finance Inc
6.38%, 10/01/2022	521	522	14.75%, 12/01/2016 (d)	680	840
6.63%, 06/01/2021	206	208	CommScope Inc
Freescale Semiconductor Inc			5.00%, 06/15/2021 (d)	580	579
5.00%, 05/15/2021 (d)	205	202
			5.50%, 06/15/2024 (d)	790	799
6.00%, 01/15/2022 (d)	2,189	2,244
			Embarq Corp
8.05%, 02/01/2020	804	848	8.00%, 06/01/2036	10,461	11,612
Micron Technology Inc			Frontier Communications Corp
5.50%, 02/01/2025 (d)	712	721
			6.25%, 09/15/2021	194	200
NXP BV / NXP Funding LLC			6.88%, 01/15/2025	3,622	3,668
3.50%, 09/15/2016 (d)	200	203
5.75%, 02/15/2021 (d)	297	313	8.50%, 04/15/2020	410	473
5.75%, 03/15/2023 (d)	232	245	8.75%, 04/15/2022	210	243
			9.00%, 08/15/2031	3,828	4,153
Sensata Technologies BV			9.25%, 07/01/2021	1,112	1,326
5.63%, 11/01/2024 (d)	316	334
			Goodman Networks Inc
		$7,743	12.13%, 07/01/2018	1,528	1,635
Software - 2.20%			Hughes Satellite Systems Corp
Activision Blizzard Inc			6.50%, 06/15/2019	1,735	1,878
5.63%, 09/15/2021 (d)	3,899	4,148	Inmarsat Finance PLC
6.13%, 09/15/2023 (d)	1,010	1,093	4.88%, 05/15/2022 (d)	2,240	2,240
Audatex North America Inc			Intelsat Jackson Holdings SA
6.00%, 06/15/2021 (d)	1,048	1,108	5.50%, 08/01/2023	6,120	6,135
6.13%, 11/01/2023 (d)	96	102	6.63%, 12/15/2022	5,225	5,499
First Data Corp			7.25%, 10/15/2020	1,570	1,676
6.75%, 11/01/2020 (d)	869	930	7.50%, 04/01/2021	650	704
7.38%, 06/15/2019 (d)	2,405	2,549	8.50%, 11/01/2019	2,490	2,596
8.25%, 01/15/2021 (d)	2,248	2,439	Intelsat Luxembourg SA
8.75%, PIK 10.00%, 01/15/2022 (d),(f)	1,145	1,251	7.75%, 06/01/2021	4,222	4,412
11.75%, 08/15/2021	2,912	3,414	8.13%, 06/01/2023	1,714	1,822
12.63%, 01/15/2021	9,820	11,858	Level 3 Communications Inc
10.63%, 06/15/2021	1,719	1,981	8.88%, 06/01/2019	630	676
11.25%, 01/15/2021	1,879	2,165	11.88%, 02/01/2019	3,835	4,132
IMS Health Inc			Level 3 Escrow II Inc
6.00%, 11/01/2020 (d)	823	854	5.38%, 08/15/2022 (d)	876	891
Infor Software Parent LLC / Infor Software			Level 3 Financing Inc
Parent Inc			6.13%, 01/15/2021 (d)	3,033	3,181
7.13%, PIK 7.88%, 05/01/2021 (d),(f)	567	574	7.00%, 06/01/2020	1,692	1,806
Infor US Inc			8.13%, 07/01/2019	8,070	8,635
9.38%, 04/01/2019	1,000	1,088	8.63%, 07/15/2020	2,475	2,722
Nuance Communications Inc			9.38%, 04/01/2019	3,325	3,554
5.38%, 08/15/2020 (d)	1,160	1,166	NII Capital Corp
Sophia LP / Sophia Finance Inc			0.00%, 04/01/2021 (a)	3,317	663
9.75%, 01/15/2019 (d)	2,555	2,740	NII International Telecom SCA
		$39,460	0.00%, 08/15/2019 (a),(d)	873	567
			0.00%, 08/15/2019 (a),(d)	1,188	760
Telecommunications - 11.63%			Nokia OYJ
Alcatel-Lucent USA Inc			5.38%, 05/15/2019	617	663
4.63%, 07/01/2017 (d)	787	800	6.63%, 05/15/2039	216	234

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Telecommunications (continued)			Transportation (continued)
Qwest Capital Funding Inc			Martin Midstream Partners LP / Martin
6.88%, 07/15/2028	$159	$161	Midstream Finance Corp
7.75%, 02/15/2031	1,780	1,816	7.25%, 02/15/2021	$1,043	$1,064
Qwest Corp			Navios Maritime Acquisition Corp / Navios
6.88%, 09/15/2033	4,436	4,471	Acquisition Finance US Inc
7.25%, 09/15/2025	310	365	8.13%, 11/15/2021 (d)	610	621
SBA Telecommunications Inc			Navios Maritime Holdings Inc / Navios
5.75%, 07/15/2020	1,280	1,338	Maritime Finance II US Inc
SoftBank Corp			7.38%, 01/15/2022 (d)	445	447
4.50%, 04/15/2020 (d)	1,988	2,013	8.13%, 02/15/2019	175	169
Sprint Capital Corp			Navios South American Logistics Inc / Navios
6.88%, 11/15/2028	2,840	2,762	Logistics Finance US Inc
6.90%, 05/01/2019	534	566	7.25%, 05/01/2022 (d)	1,289	1,299
8.75%, 03/15/2032	7,016	7,840	Ridgebury Crude Tankers LLC
Sprint Communications Inc			7.63%, 03/20/2017 (d)	468	475
6.00%, 12/01/2016	1,067	1,130	Ultrapetrol Bahamas Ltd
6.00%, 11/15/2022	1,718	1,714	8.88%, 06/15/2021	1,782	1,871
7.00%, 03/01/2020 (d)	1,884	2,102	XPO Logistics Inc
7.00%, 08/15/2020	3,770	3,996	7.88%, 09/01/2019 (d)	337	353
9.00%, 11/15/2018 (d)	3,261	3,836			$8,774
11.50%, 11/15/2021	374	481
Sprint Corp			Trucking & Leasing - 0.06%
7.13%, 06/15/2024 (d)	4,333	4,452	Jurassic Holdings III Inc
			6.88%, 02/15/2021 (d)	1,035	1,043
7.25%, 09/15/2021 (d)	3,071	3,247
7.88%, 09/15/2023 (d)	5,728	6,200
Syniverse Holdings Inc			TOTAL BONDS		$1,588,887
9.13%, 01/15/2019	1,260	1,323		Principal
Telecom Italia Capital SA			CONVERTIBLE BONDS - 0.04%	Amount (000's) Value (000's)
6.00%, 09/30/2034	2,580	2,541	Electric - 0.04%
Telecom Italia SpA			Upstate New York Power Producers Inc
5.30%, 05/30/2024 (d)	880	891	20.00%, 06/15/2017 (c),(d)	267	614
T-Mobile USA Inc
5.25%, 09/01/2018	467	484
6.00%, 03/01/2023	2,737	2,819	Retail - 0.00%
6.13%, 01/15/2022	1,585	1,642	Real Mex Restaurants Inc
6.25%, 04/01/2021	975	1,018	1.12%, PIK 0.00%, 03/21/2018 (b),(c),(f)	81	—
6.38%, 03/01/2025	3,282	3,373
6.46%, 04/28/2019	318	331	TOTAL CONVERTIBLE BONDS		$614
6.50%, 01/15/2024	1,097	1,149	SENIOR FLOATING RATE INTERESTS - Principal
6.54%, 04/28/2020	3,455	3,645	6.09%	Amount (000's) Value (000's)
6.63%, 11/15/2020	1,679	1,769	Advertising - 0.12%
6.63%, 04/28/2021	3,936	4,148	Advantage Sales & Marketing Inc, Delay-
6.63%, 04/01/2023	2,108	2,224	Draw Term Loan B-DD
6.73%, 04/28/2022	4,463	4,720	0.00%, 07/21/2021 (e),(h)	$10	$10
6.84%, 04/28/2023	2,111	2,232	Advantage Sales & Marketing Inc, Term
tw telecom holdings inc			Loan
5.38%, 10/01/2022	2,020	2,232	0.00%, 07/21/2022 (e),(h)	790	784
UPCB Finance III Ltd			Advantage Sales & Marketing Inc, Term Loan
6.63%, 07/01/2020 (d)	2,115	2,226
			B
UPCB Finance VI Ltd			0.00%, 07/21/2021 (e),(h)	395	391
6.88%, 01/15/2022 (d)	370	404
			RH Donnelley Inc, Term Loan
Virgin Media Finance PLC			9.75%, 12/31/2016 (e)	320	225
6.00%, 10/15/2024 (d)	1,885	1,960
			9.75%, 12/31/2016 (e)	437	307
6.38%, 04/15/2023 (d)	578	611
			Vertis Inc, Term Loan EXIT
Virgin Media Secured Finance PLC			0.00%, 12/31/2015 (a),(b),(e)	1,359	2
5.38%, 04/15/2021 (d)	1,425	1,479
			Visant Corp, Term Loan
West Corp			7.00%, 08/13/2021 (e)	450	443
5.38%, 07/15/2022 (d)	1,432	1,389
Wind Acquisition Finance SA					$2,162
4.75%, 07/15/2020 (d)	4,695	4,589	Aerospace & Defense - 0.02%
7.38%, 04/23/2021 (d)	849	830	Ducommun Inc, Term Loan B1
Windstream Corp			4.75%, 06/30/2017 (e)	414	413
7.50%, 06/01/2022	4,408	4,684
7.75%, 10/15/2020	915	974
7.75%, 10/01/2021	1,595	1,707	Airlines - 0.05%
7.88%, 11/01/2017	145	161	Delta Air Lines Inc, Term Loan B1
			3.25%, 10/18/2018 (e)	846	826
8.13%, 09/01/2018	275	287
		$208,470
			Automobile Manufacturers - 0.39%
Transportation - 0.49%			Chrysler Group LLC, Term Loan B
Bluewater Holding BV			3.25%, 12/31/2018 (e)	2,090	2,067
10.00%, 12/10/2019 (d)	2,500	2,475
			3.50%, 05/24/2017 (e)	1,239	1,232

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Automobile Manufacturers (continued)			Entertainment (continued)
Navistar Inc, Term Loan B			Scientific Games International Inc, Term Loan
5.75%, 08/16/2017 (e)	$3,307	$3,313	B1
Wabash National Corp, Term Loan B			0.00%, 05/22/2020 (e),(h)	$206	$202
4.50%, 05/04/2019 (e)	330	328	0.00%, 05/22/2020 (e),(h)	177	173
		$6,940	0.00%, 05/22/2020 (e),(h)	31	30
			0.00%, 10/18/2020 (e),(h)	15	14
Automobile Parts & Equipment - 0.02%			0.00%, 10/18/2020 (e),(h)	20	19
Remy International Inc, Term Loan B			Scientific Games International Inc, Term Loan
4.25%, 02/28/2020 (e)	443	438
			B2
			6.00%, 09/17/2021 (e)	6,700	6,555
Chemicals - 0.11%			Shingle Springs Tribal Gaming Authority,
Axalta Coating Systems US Holdings Inc,			Term Loan B
Term Loan			6.25%, 08/22/2019 (e)	582	586
3.75%, 02/01/2020 (e)	1,034	1,016	WMG Acquisition Corp, Term Loan B
3.75%, 02/01/2020 (e)	739	727	3.75%, 07/20/2020 (e)	448	433
AZ Chem US Inc, Term Loan					$15,919
7.50%, 06/10/2022 (e)	247	246
			Food- 0.63%
		$1,989	Albertson's Holdings LLC, Term Loan B4
Commercial Services - 0.09%			4.50%, 08/11/2021 (e)	2,225	2,225
Catalent Pharma Solutions Inc, Term Loan			Dole Food Co Inc, Term Loan B
6.50%, 12/31/2017 (e)	184	184	4.50%, 10/25/2018 (e)	163	162
Harland Clarke Holdings Corp, Term Loan			4.50%, 12/01/2018 (e)	56	55
B2			4.50%, 12/01/2018 (e)	163	162
5.48%, 06/30/2017 (e)	498	499	4.50%, 12/01/2018 (e)	163	162
5.48%, 06/30/2017 (e)	82	82	4.50%, 12/01/2018 (e)	163	163
ServiceMaster Co LLC/The, Term Loan B			4.50%, 12/01/2018 (e)	163	163
4.25%, 06/25/2021 (e)	910	901	4.50%, 12/01/2018 (e)	163	163
		$1,666	4.50%, 12/01/2018 (e)	163	163
			5.75%, 11/01/2018 (e)	1	1
Computers - 0.02%			HJ Heinz Co, Term Loan B2
CDW LLC, Term Loan B			3.50%, 03/27/2020 (e)	2,605	2,588
3.25%, 04/30/2020 (e)	296	289	3.50%, 06/05/2020 (e)	2,527	2,511
			SUPERVALU Inc, Term Loan
Consumer Products - 0.08%			4.50%, 03/21/2019 (e)	2,798	2,760
Dell International LLC, Term Loan B					$11,278
4.50%, 03/24/2020 (e)	1,393	1,394
			Food Service - 0.14%
			Aramark Services Inc, Term Loan F
Diversified Financial Services - 0.13%			3.25%, 02/21/2021 (e)	2,612	2,572
Delos Finance Sarl, Term Loan B
3.50%, 02/26/2021 (e)	1,265	1,257
			Healthcare - Services - 0.18%
Sears Roebuck Acceptance Corp, Term Loan			inVentiv Health Inc, Term Loan B4
B			7.75%, 05/15/2018 (e)	867	855
5.50%, 06/30/2018 (e)	1,166	1,132
			MPH Acquisition Holdings LLC, Term Loan
		$2,389	B
Electric - 0.46%			4.00%, 03/19/2021 (e)	271	266
Energy Future Intermediate Holding Co LLC,			United Surgical Partners International Inc,
DIP Term Loan			Term Loan
4.25%, 06/10/2016 (e)	433	432	4.75%, 04/03/2019 (e)	2,127	2,126
Texas Competitive Electric Holdings Co LLC,					$3,247
Term Loan EXT			Internet - 0.05%
4.65%, 10/10/2017 (e)	6,239	4,537
			Go Daddy Operating Co LLC, Term Loan B
Texas Competitive Electric Holdings Co LLC,			4.75%, 05/05/2021 (e)	580	577
Term Loan NONEXT			Zayo Group LLC, Term Loan B
4.65%, 10/10/2014 (e)	4,489	3,246
			4.00%, 06/15/2019 (e)	238	236
		$8,215			$813

Entertainment - 0.89%			Lodging - 0.21%
American Casino & Entertainment Properties			ROC Finance LLC, Term Loan B
LLC, Term Loan B			5.00%, 03/27/2019 (e)	1,270	1,214
4.50%, 07/03/2019 (e)	568	566
			Station Casinos LLC, Term Loan B
Delta 2 Lux Sarl, Term Loan B			4.25%, 02/25/2018 (e)	1,049	1,037
7.75%, 07/29/2022 (e)	1,100	1,095
			4.25%, 02/25/2020 (e)	1,602	1,583
Graton Economic Development Authority,					$3,834
Term Loan B
9.00%, 08/14/2018 (e)	2,753	2,829	Media- 0.83%
9.00%, 08/14/2018 (e)	298	307	iHeartCommunications Inc, Term Loan B-
Mohegan Tribal Gaming Authority, Term			NEW
Loan B			3.80%, 01/29/2016 (e)	1,498	1,485
5.50%, 11/19/2019 (e)	3,206	3,110	7.65%, 01/29/2016 (e)	1,776	1,760

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Media (continued)			Semiconductors (continued)
iHeartCommunications Inc, Term Loan D-			Avago Technologies Cayman Ltd, Term Loan
EXT			B (continued)
6.90%, 01/22/2019 (e)	$699	$659	3.75%, 04/16/2021 (e)	$667	$665
6.90%, 01/23/2019 (e)	3,572	3,367	Freescale Semiconductor Inc, Term Loan B4
iHeartCommunications Inc, Term Loan E			4.25%, 02/13/2020 (e)	1,420	1,399
7.65%, 07/30/2019 (e)	1,767	1,697	4.25%, 02/28/2020 (e)	566	558
McGraw-Hill Global Education Holdings			Freescale Semiconductor Inc, Term Loan B5
LLC, Term Loan			5.00%, 01/15/2021 (e)	416	415
5.75%, 03/18/2019 (e)	378	378			$6,803
Radio One Inc, Term Loan B
7.50%, 03/25/2016 (e)	1,534	1,530	Software - 0.20%
Tribune Media Co, Term Loan B			Ellucian Inc, Term Loan B
			4.00%, 07/19/2018 (e)	1,107	1,095
4.00%, 11/20/2020 (e)	738	731
TWCC Holding Corp, Term Loan			Evergreen Skills Lux Sarl, Term Loan
			4.00%, 04/08/2021 (e)	314	308
3.50%, 02/13/2017 (e)	650	640
			4.00%, 04/08/2021 (e)	391	384
Univision Communications Inc, Term Loan
C3			First Data Corp, Term Loan B
			3.65%, 03/24/2017 (e)	1,246	1,236
4.00%, 03/01/2020 (e)	1,213	1,199
4.00%, 03/01/2020 (e)	379	375	First Data Corp, Term Loan B1
			3.65%, 09/24/2018 (e)	574	569
Univision Communications Inc, Term Loan
C4					$3,592
4.00%, 03/01/2020 (e)	1,004	993	Telecommunications - 0.32%
		$14,814	Altice Financing SA, Delay-Draw Term Loan
Oil & Gas - 0.21%			DD
			5.50%, 07/15/2019 (e)	695	698
Alon USA Partners LP, Term Loan B
9.25%, 11/13/2018 (e)	142	144	Cincinnati Bell Inc, Term Loan B
			4.00%, 08/09/2020 (e)	147	144
Drillships Ocean Ventures Inc, Term Loan B			4.00%, 08/09/2020 (e)	142	140
5.50%, 07/16/2021 (e)	511	490
			4.00%, 08/20/2020 (e)	147	144
Fieldwood Energy LLC, Term Loan
8.38%, 09/30/2020 (e)	1,615	1,551	Integra Telecom Holdings Inc, Term Loan
			5.25%, 02/22/2019 (e)	1,010	1,005
MEG Energy Corp, Term Loan B
3.75%, 03/31/2020 (e)	581	570	Level 3 Financing Inc, Term Loan BI
			3.95%, 01/15/2020 (e)	908	903
Sabine Oil & Gas LLC, Term Loan
8.75%, 01/18/2018 (e)	667	630	Level 3 Financing Inc, Term Loan BIII
			3.95%, 08/01/2019 (e)	2,500	2,484
Shelf Drilling Midco Ltd, PIK Term Loan B
10.00%, 10/08/2018 (e)	460	453	UPC Financing Partnership, Term Loan AH
			3.25%, 06/10/2021 (e)	310	303
		$3,838
					$5,821
Oil & Gas Services - 0.06%			TOTAL SENIOR FLOATING RATE INTERESTS		$109,156
Floatel International Ltd, Term Loan B			Total Investments		$1,766,940
6.00%, 05/22/2020 (e)	553	535	Other Assets in Excess of Liabilities, Net - 1.42%		$25,491
Stallion Oilfield Holdings Inc, Term Loan			TOTAL NET ASSETS - 100.00%		$1,792,431
8.00%, 06/11/2018 (e)	470	449
		$984

Real Estate - 0.17%			(a) Non-Income Producing Security
Realogy Group LLC, Term Loan B			(b) Security is Illiquid
3.75%, 03/05/2020 (e)	3,107	3,080	(c)	Fair value of these investments is determined in good faith by the Manager
			under procedures established and periodically reviewed by the Board of
			Directors. At the end of the period, the fair value of these securities totaled
Retail - 0.33%			$11,822 or 0.66% of net assets.
J Crew Group Inc, Term Loan B			(d)	Security exempt from registration under Rule 144A of the Securities Act of
4.00%, 02/26/2021 (e)	270	261	1933. These securities may be resold in transactions exempt from
4.00%, 02/26/2021 (e)	314	303	registration, normally to qualified institutional buyers. Unless otherwise
4.00%, 02/26/2021 (e)	355	343	indicated, these securities are not considered illiquid. At the end of the
4.00%, 02/26/2021 (e)	442	427	period, the value of these securities totaled $479,070 or 26.73% of net
JC Penney Corp Inc, Term Loan			assets.
6.00%, 05/21/2018 (e)	1,496	1,476	(e)	Variable Rate. Rate shown is in effect at October 31, 2014.
Rite Aid Corp, Term Loan 1			(f)	Payment in kind; the issuer has the option of paying additional securities
5.75%, 08/21/2020 (e)	320	322	in lieu of cash.
Rite Aid Corp, Term Loan 2			(g) Security purchased on a when-issued basis.
4.88%, 06/11/2021 (e)	1,889	1,884	(h)	This Senior Floating Rate Note will settle after October 31, 2014, at which
Serta Simmons Holdings LLC, Term Loan B			time the interest rate will be determined.
4.25%, 09/19/2019 (e)	353	350
4.25%, 10/01/2019 (e)	290	287
4.25%, 10/01/2019 (e)	162	160
4.25%, 10/01/2019 (e)	27	27
		$5,840

Semiconductors - 0.38%
Avago Technologies Cayman Ltd, Term Loan
B
3.75%, 04/16/2019 (e)	3,780	3,766

See accompanying notes

Schedule of Investments
High Yield Fund I
October 31, 2014

Portfolio Summary (unaudited)
Sector	Percent
Communications	21.45%
Consumer, Non-cyclical	16.09%
Energy	15.56%
Consumer, Cyclical	12.29%
Financial	10.46%
Industrial	7.31%
Basic Materials	4.94%
Technology	3.83%
Exchange Traded Funds	3.33%
Utilities	3.32%
Other Assets in Excess of Liabilities, Net	1.42%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2014

COMMON STOCKS - 0.00%	Shares Held	Value(000's)		Principal
			BONDS (continued)	Amount (000's)	Value (000's )
Computers - 0.00%
SONICblue Inc (a),(b)	9,825,000	$—	Banks (continued)
			PNC Financial Services Group Inc/The
			6.75%, 07/29/2049 (d)	$18,000	$19,647
Diversified Financial Services - 0.00%			SunTrust Bank/Atlanta GA
Adelphia Recovery Trust (a),(b),(c)	658,740	5
			2.75%, 05/01/2023	15,000	14,394
			US Bancorp/MN
Transportation - 0.00%			1.65%, 05/15/2017	9,000	9,103
Trailer Bridge Inc (a),(b)	7,120	—	2.95%, 07/15/2022	5,000	4,905
			3.00%, 03/15/2022	2,000	2,010
TOTAL COMMON STOCKS		$5	3.60%, 09/11/2024	9,500	9,558
INVESTMENT COMPANIES - 5.30%	Shares Held	Value(000's)	4.13%, 05/24/2021	3,000	3,255
			Wells Fargo & Co
Publicly Traded Investment Fund - 5.30%			7.98%, 12/31/2049 (d)	15,000	16,533
Goldman Sachs Financial Square Funds -	150,753,514	150,754			$211,177
Government Fund
			Beverages - 1.35%
TOTAL INVESTMENT COMPANIES		$150,754	Anheuser-Busch InBev Worldwide Inc
	Principal		2.50%, 07/15/2022	9,000	8,612
BONDS- 61.60%	Amount (000's)	Value(000's)	7.75%, 01/15/2019	10,000	12,127
			Innovation Ventures LLC / Innovation
Automobile Floor Plan Asset Backed Securities - 2.68%			Ventures Finance Corp
Ally Master Owner Trust			9.50%, 08/15/2019 (e)	18,000	17,753
0.60%, 04/15/2018 (d)	$13,000	$13,019			$38,492
0.62%, 01/15/2019 (d)	5,000	5,016
CNH Wholesale Master Note Trust			Biotechnology - 1.18%
0.75%, 08/15/2019 (d),(e)	13,000	13,030	Amgen Inc
Ford Credit Floorplan Master Owner Trust A			3.63%, 05/15/2022	4,500	4,588
0.53%, 01/15/2018 (d)	14,000	14,015	3.88%, 11/15/2021	13,000	13,612
0.55%, 02/15/2019 (d)	6,000	6,008	Gilead Sciences Inc
Nissan Master Owner Trust Receivables			4.40%, 12/01/2021	14,000	15,319
0.45%, 02/15/2018 (d)	14,000	14,000			$33,519
Volkswagen Credit Auto Master Trust			Chemicals - 1.03%
0.51%, 07/22/2019 (d),(e)	11,000	11,005
			Airgas Inc
		$76,093	1.65%, 02/15/2018	6,000	5,965
Automobile Manufacturers - 1.03%			2.38%, 02/15/2020	7,000	6,923
American Honda Finance Corp			3.65%, 07/15/2024	5,000	5,044
0.73%, 10/07/2016 (d)	4,500	4,531	Axiall Corp
1.60%, 02/16/2018 (e)	10,000	9,997	4.88%, 05/15/2023	2,500	2,425
3.80%, 09/20/2021 (e)	10,000	10,554	Eagle Spinco Inc
General Motors Co			4.63%, 02/15/2021	9,250	8,973
4.88%, 10/02/2023	4,000	4,285			$29,330
		$29,367	Commercial Services - 0.78%
Banks- 7.43%			ERAC USA Finance LLC
Bank of America Corp			3.30%, 10/15/2022 (e)	2,000	1,993
5.00%, 01/15/2015	3,000	3,026	4.50%, 08/16/2021 (e)	6,000	6,529
5.42%, 03/15/2017	5,000	5,414	6.38%, 10/15/2017 (e)	4,000	4,532
6.50%, 07/15/2018	2,000	2,287	7.00%, 10/15/2037 (e)	7,000	9,209
6.75%, 06/01/2028	2,000	2,512			$22,263
8.00%, 12/29/2049 (d)	4,000	4,305
8.13%, 12/29/2049 (d)	10,000	10,850	Computers - 0.44%
			Apple Inc
Citigroup Inc			2.40%, 05/03/2023	13,000	12,542
3.95%, 06/15/2016	3,000	3,135
4.50%, 01/14/2022	4,000	4,340
5.85%, 08/02/2016	12,000	12,953	Credit Card Asset Backed Securities - 0.36%
Goldman Sachs Group Inc/The			Cabela's Credit Card Master Note Trust
3.63%, 02/07/2016	5,000	5,160	0.50%, 03/16/2020 (d)	10,253	10,248
3.63%, 01/22/2023	4,000	4,011
5.25%, 07/27/2021	13,000	14,493	Diversified Financial Services - 2.64%
5.35%, 01/15/2016	2,000	2,109	DVI Inc
ING Bank NV			0.00%, 02/01/2004 (a),(b),(c)	8,125	—
3.75%, 03/07/2017 (e)	5,000	5,267	0.00%, 02/01/2004 (a),(b),(c)	400	—
4.00%, 03/15/2016 (e)	7,000	7,285
			Ford Motor Credit Co LLC
JP Morgan Chase & Co			3.98%, 06/15/2016	20,000	20,890
3.25%, 09/23/2022	5,000	5,007	General Electric Capital Corp
3.63%, 05/13/2024	15,000	15,187	1.23%, 03/15/2023 (d)	13,000	13,135
7.90%, 04/29/2049 (d)	7,000	7,586
			5.30%, 02/11/2021	2,000	2,271
Morgan Stanley			International Lease Finance Corp
3.80%, 04/29/2016	4,000	4,157	8.63%, 01/15/2022	3,000	3,720
4.88%, 11/01/2022	2,000	2,130	8.75%, 03/15/2017 (d)	8,500	9,563
5.50%, 07/28/2021	5,000	5,701	Jefferies Finance LLC / JFIN Co-Issuer Corp
PNC Bank NA			7.38%, 04/01/2020 (e)	3,750	3,731
2.95%, 01/30/2023	5,000	4,857

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) )	Value (000's

Diversified Financial Services (continued)			Healthcare - Services (continued)
Jefferies Group LLC			HealthSouth Corp
5.13%, 04/13/2018	$5,000	$5,419	5.75%, 11/01/2024	$2,000	$2,100
5.13%, 01/20/2023	1,500	1,590	7.75%, 09/15/2022	4,948	5,288
6.25%, 01/15/2036	9,000	9,657	Roche Holdings Inc
8.50%, 07/15/2019	4,000	4,962	0.57%, 09/30/2019 (d),(e)	13,500	13,493
		$74,938	Vantage Oncology LLC / Vantage Oncology
			Finance Co
Electric - 6.59%			9.50%, 06/15/2017 (e)	18,000	16,650
Exelon Generation Co LLC					$47,655
6.20%, 10/01/2017	14,000	15,756
6.25%, 10/01/2039	3,000	3,509	Insurance - 2.57%
GenOn Americas Generation LLC			Berkshire Hathaway Inc
8.50%, 10/01/2021	12,500	11,813	3.00%, 02/11/2023	5,000	5,016
GenOn Energy Inc			3.75%, 08/15/2021	5,000	5,332
9.88%, 10/15/2020	6,500	6,744	Fidelity National Financial Inc
LG&E and KU Energy LLC			5.50%, 09/01/2022	5,000	5,436
3.75%, 11/15/2020	5,000	5,231	6.60%, 05/15/2017	12,000	13,344
4.38%, 10/01/2021	5,000	5,429	First American Financial Corp
Metropolitan Edison Co			4.30%, 02/01/2023	20,000	20,234
3.50%, 03/15/2023 (e)	9,000	8,948	Prudential Financial Inc
NiSource Finance Corp			4.50%, 11/16/2021	2,000	2,185
3.85%, 02/15/2023	2,000	2,073	5.38%, 06/21/2020	2,000	2,269
5.25%, 09/15/2017	2,000	2,206	7.38%, 06/15/2019	4,000	4,868
6.13%, 03/01/2022	5,000	5,944	8.88%, 06/15/2068 (d)	12,000	14,355
Oncor Electric Delivery Co LLC					$73,039
7.00%, 09/01/2022	17,000	21,560
PacifiCorp			Iron & Steel - 1.45%
5.25%, 06/15/2035	5,000	5,871	Allegheny Technologies Inc
6.25%, 10/15/2037	2,000	2,635	5.88%, 08/15/2023	7,000	7,381
PPL Energy Supply LLC			5.95%, 01/15/2021	16,000	16,809
4.60%, 12/15/2021	11,000	10,370	ArcelorMittal
			6.00%, 03/01/2021 (d)	16,000	17,160
6.50%, 05/01/2018	3,000	3,257
Solar Star Funding LLC					$41,350
5.38%, 06/30/2035 (e)	15,500	16,730	Leisure Products & Services - 0.72%
Southwestern Electric Power Co			Royal Caribbean Cruises Ltd
3.55%, 02/15/2022	12,000	12,444	7.25%, 03/15/2018	5,000	5,612
5.38%, 04/15/2015	6,500	6,633	Seven Seas Cruises S de RL LLC
TransAlta Corp			9.13%, 05/15/2019	14,000	14,875
4.50%, 11/15/2022	18,000	18,279			$20,487
6.65%, 05/15/2018	4,000	4,493
Tucson Electric Power Co			Lodging - 0.63%
3.85%, 03/15/2023	14,000	14,230	Boyd Gaming Corp
5.15%, 11/15/2021	3,000	3,348	9.13%, 12/01/2018	17,000	17,807
		$187,503

Entertainment - 0.21%			Media- 2.28%
Greektown Holdings LLC/Greektown			21st Century Fox America Inc
Mothership Corp			4.50%, 02/15/2021	5,000	5,462
8.88%, 03/15/2019 (e)	1,250	1,256	6.40%, 12/15/2035	8,000	10,197
Peninsula Gaming LLC / Peninsula Gaming			Comcast Corp
Corp			2.85%, 01/15/2023	10,000	9,877
8.38%, 02/15/2018 (e)	4,500	4,748	3.13%, 07/15/2022	2,000	2,036
		$6,004	5.15%, 03/01/2020	2,000	2,283
			Historic TW Inc
Environmental Control - 1.53%			9.15%, 02/01/2023	5,260	7,154
ADS Waste Holdings Inc			NBCUniversal Enterprise Inc
8.25%, 10/01/2020	21,000	21,998	0.92%, 04/15/2018 (d),(e)	3,000	3,028
Republic Services Inc			Time Warner Cable Inc
3.55%, 06/01/2022	6,000	6,152	4.00%, 09/01/2021	2,000	2,118
3.80%, 05/15/2018	2,000	2,126	4.13%, 02/15/2021	2,000	2,140
5.00%, 03/01/2020	12,000	13,371	5.00%, 02/01/2020	2,000	2,238
		$43,647	6.55%, 05/01/2037	6,000	7,550

Forest Products & Paper - 0.63%			7.30%, 07/01/2038	7,750	10,663
Plum Creek Timberlands LP					$64,746
3.25%, 03/15/2023	5,000	4,857	Mining - 0.66%
4.70%, 03/15/2021	12,000	12,985	Glencore Canada Corp
		$17,842	6.00%, 10/15/2015	12,000	12,554
			Glencore Finance Canada Ltd
Healthcare - Services - 1.68%			4.25%, 10/25/2022 (d),(e)	2,000	2,022
HCA Inc			4.95%, 11/15/2021 (e)	4,000	4,286
5.88%, 05/01/2023	4,500	4,838
7.50%, 02/15/2022	3,000	3,484			$18,862
7.50%, 11/06/2033	1,700	1,802

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's) )	Value (000's	BONDS (continued)	Amount (000's)	Value (000's)

Oil & Gas - 5.58%			REITS- 8.31%
BG Energy Capital PLC			Alexandria Real Estate Equities Inc
2.88%, 10/15/2016 (e)	$2,000	$2,069	3.90%, 06/15/2023	$4,000	$4,018
4.00%, 10/15/2021 (e)	11,500	12,120	4.60%, 04/01/2022	20,500	21,624
BP Capital Markets PLC			Arden Realty LP
2.50%, 11/06/2022	3,000	2,847	5.25%, 03/01/2015	8,000	8,028
3.25%, 05/06/2022	4,000	4,012	BioMed Realty LP
4.75%, 03/10/2019	14,000	15,436	3.85%, 04/15/2016	6,000	6,238
Linn Energy LLC / Linn Energy Finance			4.25%, 07/15/2022	8,000	8,247
Corp			6.13%, 04/15/2020	8,000	9,148
6.50%, 05/15/2019	13,250	12,389	CubeSmart LP
Nabors Industries Inc			4.38%, 12/15/2023	8,000	8,289
5.00%, 09/15/2020	14,000	15,252	4.80%, 07/15/2022	9,000	9,688
5.10%, 09/15/2023	5,000	5,350	Duke Realty LP
Petro-Canada			3.88%, 10/15/2022	3,000	3,045
9.25%, 10/15/2021	8,500	11,628	4.38%, 06/15/2022	4,000	4,212
Phillips 66			8.25%, 08/15/2019	13,000	16,135
4.30%, 04/01/2022	9,000	9,648	HCP Inc
Rowan Cos Inc			2.63%, 02/01/2020	5,000	4,963
4.88%, 06/01/2022	8,000	8,211	3.75%, 02/01/2019	5,000	5,269
5.00%, 09/01/2017	14,000	15,075	5.38%, 02/01/2021	3,000	3,354
Tesoro Corp			6.00%, 03/01/2015	1,750	1,781
5.38%, 10/01/2022	8,750	9,012	7.07%, 06/08/2015	2,250	2,330
W&T Offshore Inc			Health Care REIT Inc
8.50%, 06/15/2019	22,500	21,938	3.75%, 03/15/2023	3,000	2,985
Whiting Petroleum Corp			4.50%, 01/15/2024	5,000	5,193
5.75%, 03/15/2021	13,000	13,715	4.95%, 01/15/2021	3,000	3,293
		$158,702	6.13%, 04/15/2020	2,000	2,316
			6.20%, 06/01/2016	3,000	3,244
Oil & Gas Services - 1.60%			Healthcare Realty Trust Inc
Exterran Partners LP / EXLP Finance Corp			5.75%, 01/15/2021	4,000	4,473
6.00%, 04/01/2021	24,000	23,160	6.50%, 01/17/2017	12,500	13,824
Weatherford International Ltd/Bermuda			Hospitality Properties Trust
4.50%, 04/15/2022	6,750	6,940	4.50%, 06/15/2023	5,000	5,092
5.13%, 09/15/2020	14,000	15,267	4.65%, 03/15/2024	5,000	5,103
		$45,367	5.00%, 08/15/2022	14,000	14,758
Other Asset Backed Securities - 1.41%			Kimco Realty Corp
Drug Royalty II LP 2			6.88%, 10/01/2019	12,000	14,296
3.48%, 07/15/2023 (d),(e)	17,112	17,216	Nationwide Health Properties Inc
PFS Financing Corp			6.00%, 05/20/2015	12,000	12,342
0.65%, 04/17/2017 (d),(e)	9,000	9,003	Simon Property Group LP
0.70%, 02/15/2018 (d),(e)	14,000	13,995	2.75%, 02/01/2023	7,000	6,808
		$40,214	4.38%, 03/01/2021	3,000	3,291
			10.35%, 04/01/2019	9,000	11,913
Packaging & Containers - 0.22%			Ventas Realty LP / Ventas Capital Corp
Sealed Air Corp			3.25%, 08/15/2022	8,000	7,843
6.88%, 07/15/2033 (e)	6,000	6,270	4.00%, 04/30/2019	3,000	3,204
					$236,347

Pharmaceuticals - 0.47%			Savings & Loans - 0.36%
AbbVie Inc			First Niagara Financial Group Inc
2.90%, 11/06/2022	13,750	13,375	7.25%, 12/15/2021	9,000	10,373

Pipelines - 2.74%			Telecommunications - 1.30%
Buckeye Partners LP			Corning Inc
4.15%, 07/01/2023	10,000	10,049	4.25%, 08/15/2020	10,000	10,946
4.35%, 10/15/2024	7,500	7,463	4.75%, 03/15/2042	4,000	4,156
El Paso Natural Gas Co LLC			Qwest Corp
7.50%, 11/15/2026	9,500	11,993	6.75%, 12/01/2021	19,000	21,856
Express Pipeline LLC					$36,958
7.39%, 12/31/2019 (e)	5,364	5,702
Southeast Supply Header LLC			Transportation - 0.93%
4.25%, 06/15/2024 (e)	14,000	14,437	Navios Maritime Holdings Inc / Navios
Southern Natural Gas Co LLC			Maritime Finance II US Inc
8.00%, 03/01/2032	4,000	5,176	7.38%, 01/15/2022 (e)	14,000	14,070
Tennessee Gas Pipeline Co LLC			Trailer Bridge Inc
8.38%, 06/15/2032	2,000	2,662	0.00%, 11/15/2015 (a),(b)	12,000	—
TransCanada PipeLines Ltd			15.50%, 03/31/2017 (b),(c),(d)	12,880	12,327
0.91%, 06/30/2016 (d)	5,000	5,030			$26,397
6.10%, 06/01/2040	5,000	6,052
7.25%, 08/15/2038	7,000	9,415
		$77,979

See accompanying notes

Schedule of Investments
Income Fund
October 31, 2014

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

Trucking & Leasing - 0.81%			Federal National Mortgage Association (FNMA) (continued)
Penske Truck Leasing Co Lp / PTL Finance			3.00%, 03/01/2042	$11,693	$11,730
Corp			3.00%, 05/01/2042	13,334	13,374
3.75%, 05/11/2017 (e)	$22,000	$23,110	3.00%, 06/01/2042	12,606	12,642
			3.00%, 06/01/2042	12,576	12,612
TOTAL BONDS		$1,752,003	3.50%, 12/01/2040	9,366	9,701
	Principal		3.50%, 01/01/2041	8,096	8,390
CONVERTIBLE BONDS - 1.29%	Amount (000's)	Value (000's)	3.50%, 01/01/2041	7,608	7,882
			3.50%, 12/01/2041	6,989	7,245
Automobile Parts & Equipment - 0.97%			3.50%, 01/01/2042	10,080	10,458
Meritor Inc			3.50%, 03/01/2042	11,118	11,525
7.88%, 03/01/2026	18,750	27,516	3.50%, 04/01/2042	14,261	14,783
			3.50%, 02/01/2043	17,432	18,086
Pharmaceuticals - 0.32%			3.50%, 06/01/2043	16,641	17,265
Omnicare Inc			4.00%, 03/01/2039	5,563	5,913
3.25%, 12/15/2035	3,720	3,943	4.00%, 08/01/2040	5,554	5,909
3.50%, 02/15/2044	4,622	5,249	4.00%, 09/01/2040	10,208	10,903
		$9,192	4.00%, 11/01/2040	6,769	7,198
TOTAL CONVERTIBLE BONDS		$36,708	4.00%, 11/01/2040	4,038	4,295
SENIOR FLOATING RATE INTERESTS - Principal			4.00%, 10/01/2041	6,808	7,237
0.59%	Amount (000's)	Value (000's)	4.00%, 10/01/2041	8,917	9,478
			4.00%, 11/01/2041	20,481	21,770
Oil & Gas - 0.22%			4.00%, 04/01/2042	12,052	12,810
Drillships Ocean Ventures Inc, Term Loan B			4.00%, 08/01/2043	18,511	19,772
5.50%, 07/16/2021 (d)	$6,484	$6,211	4.00%, 11/01/2043	18,515	19,838
			4.00%, 11/01/2043	16,910	18,030
Transportation - 0.37%			4.00%, 01/01/2044	17,295	18,441
Trailer Bridge Inc, Term Loan			4.00%, 02/01/2044	18,337	19,586
10.00%, 04/02/2016 (b),(c),(d)	10,650	10,650	4.50%, 06/01/2039	3,295	3,581
			4.50%, 08/01/2039	3,998	4,395
TOTAL SENIOR FLOATING RATE INTERESTS		$16,861	4.50%, 05/01/2040	5,458	5,961
			4.50%, 10/01/2040	13,438	14,668
U.S. GOVERNMENT & GOVERNMENT	Principal		4.50%, 12/01/2040	13,704	14,968
AGENCY OBLIGATIONS - 30.92%	Amount (000's)	Value (000's)	5.00%, 01/01/2018	354	374
Federal Home Loan Mortgage Corporation (FHLMC) -			5.00%, 10/01/2032	506	561
5.92%			5.00%, 08/01/2035	3,722	4,120
3.00%, 10/01/2042	$14,451	$14,499	5.00%, 04/01/2039	1,901	2,123
3.00%, 10/01/2042	15,245	15,296	5.00%, 12/01/2039	2,806	3,110
3.00%, 11/01/2042	14,896	14,944	5.00%, 04/01/2040	5,530	6,129
3.50%, 10/01/2041	9,007	9,317	5.00%, 06/01/2040	4,854	5,423
3.50%, 04/01/2042	11,708	12,114	5.50%, 03/01/2033	446	500
3.50%, 04/01/2042	11,189	11,575	5.50%, 02/01/2035	3,901	4,385
4.00%, 04/01/2039	7,177	7,702	6.00%, 04/01/2032	142	162
4.50%, 08/01/2033	1,073	1,166	6.50%, 09/01/2028	53	60
4.50%, 08/01/2033	2,348	2,549	6.50%, 11/01/2028	53	60
4.50%, 08/01/2033	2,003	2,174	6.50%, 05/01/2031	27	30
4.50%, 05/01/2039	5,371	5,819	6.50%, 05/01/2032	274	318
4.50%, 06/01/2039	4,345	4,775	7.00%, 01/01/2030	5	5
4.50%, 07/01/2039	10,912	11,947
4.50%, 12/01/2040	11,079	12,007			$419,509
4.50%, 10/01/2041	15,592	16,907	Government National Mortgage Association (GNMA) -
5.00%, 08/01/2035	1,836	1,982	0.03%
			6.00%, 05/20/2032 (d)	542	624
5.00%, 11/01/2035	1,976	2,191
5.00%, 10/01/2038	3,394	3,698	7.00%, 06/20/2031	108	129
5.00%, 08/01/2039	7,527	8,377			$753
5.50%, 11/01/2017	416	440	U.S. Treasury - 10.22%
5.50%, 01/01/2018	96	101	0.25%, 01/31/2015	15,000	15,006
5.50%, 05/01/2031	374	417	0.25%, 07/15/2015	15,000	15,013
5.50%, 06/01/2035	1,333	1,492	0.63%, 12/15/2016	15,000	15,016
5.50%, 01/01/2036	2,203	2,464	0.75%, 10/31/2017	15,000	14,902
5.50%, 04/01/2036	1,993	2,235	0.88%, 02/28/2017	15,000	15,075
6.00%, 03/01/2031	83	94	1.25%, 10/31/2019	15,000	14,728
6.00%, 05/01/2032	324	370	1.38%, 11/30/2018	15,000	14,992
6.00%, 06/01/2038	942	1,068	1.63%, 04/30/2019	15,000	15,067
6.50%, 01/01/2029	86	99	1.63%, 07/31/2019	15,000	15,036
6.50%, 05/01/2029	133	151	1.63%, 11/15/2022	15,000	14,396
6.50%, 06/01/2029	147	166	1.75%, 05/31/2016	15,000	15,327
6.50%, 06/01/2029	71	84	1.75%, 05/15/2022	15,000	14,623
6.50%, 08/01/2029	75	85	2.00%, 11/15/2021	15,000	14,959
7.00%, 01/01/2032	125	143	2.38%, 05/31/2018	15,000	15,602
		$168,448	3.13%, 05/15/2021	15,000	16,049
Federal National Mortgage Association (FNMA) - 14.75%			3.13%, 08/15/2044	15,000	15,185
3.00%, 03/01/2042	11,667	11,703	3.38%, 05/15/2044	15,000	15,913
			3.63%, 02/15/2044	15,000	16,647

See accompanying notes

		Schedule of Investments
		Income Fund
		October 31, 2014

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

U.S. Treasury (continued)
3.75%, 11/15/2043	$15,000	$17,018
		$290,554
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$879,264
Total Investments		$2,835,595
Other Assets in Excess of Liabilities, Net - 0.30%		$8,400
TOTAL NET ASSETS - 100.00%		$2,843,995

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $22,982 or 0.81% of net assets.
(c)	Security is Illiquid
(d)	Variable Rate. Rate shown is in effect at October 31, 2014.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $290,038 or 10.20% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Financial	21.31%
Mortgage Securities	20.70%
Government	10.22%
Energy	10.14%
Utilities	6.59%
Consumer, Non-cyclical	5.78%
Exchange Traded Funds	5.30%
Asset Backed Securities	4.45%
Industrial	3.86%
Basic Materials	3.77%
Communications	3.58%
Consumer, Cyclical	3.56%
Technology	0.44%
Other Assets in Excess of Liabilities, Net	0.30%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2014

INVESTMENT COMPANIES - 0.26%	Shares Held	Value (000's)		Principal
			BONDS (continued)	Amount (000's)		Value (000's)
Publicly Traded Investment Fund - 0.26%
Goldman Sachs Financial Square Funds -	2,717,485	$2,717	Other Asset Backed Securities - 0.04%
Money Market Fund			Argent Securities Trust 2006-W3
			0.27%, 04/25/2036 (b)		$33	$14
TOTAL INVESTMENT COMPANIES		$2,717	Asset-Backed Pass-Through Certificates

BONDS- 6.57%		Amount Principal (000's) Value (000's)	Series 0.77%, 2004-R2 04/25/2034 (b)		193	190
			Countrywide Asset-Backed Certificates
Banks- 0.01%			1.28%, 12/25/2032 (b)		45	41
HSBC USA Capital Trust I			Fannie Mae Grantor Trust 2004-T9
7.81%, 12/15/2026 (a)	$100	$102	0.46%, 04/25/2035 (b)		25	25
			Fannie Mae REMIC Trust 2003-W16
			0.45%, 11/25/2033 (b)		2	2
Home Equity Asset Backed Securities - 0.00%
New Century Home Equity Loan Trust 2005-			Long Beach Mortgage Loan Trust 2004-2
			0.95%, 06/25/2034 (b)		122	117
1
0.73%, 03/25/2035 (b)	55	55				$389
Option One Mortgage Loan Trust 2005-1			Sovereign - 5.92%
1.65%, 02/25/2035 (b)	23	1
			Bundesrepublik Deutschland Bundesobligation
Option One Mortgage Loan Trust 2007-CP1			Inflation Linked Bond
0.60%, 03/25/2037 (b)	60	—
			0.75%, 04/15/2018	EUR	3,296	4,311
		$56	Deutsche Bundesrepublik Inflation Linked
Mortgage Backed Securities - 0.60%			Bond
Alternative Loan Trust 2007-OA7			1.50%, 04/15/2016		19,069	24,476
0.36%, 05/25/2047 (b)	1,745	746	Italy Buoni Poliennali Del Tesoro
Bear Stearns ALT-A Trust 2007-2			2.10%, 09/15/2016		3,891	5,055
0.32%, 04/25/2037 (b)	586	418	2.35%, 09/15/2024 (a)		12,826	17,626
CD 2007-CD4 Commercial Mortgage Trust			2.60%, 09/15/2023		945	1,329
0.37%, 12/11/2049 (a),(b)	5,568	40	New Zealand Government Bond
			3.06%, 09/20/2030 (b)	NZD	7,733	6,474
Chase Mortgage Finance Trust Series 2007-
A2			United Kingdom Gilt Inflation Linked
2.59%, 07/25/2037 (b)	132	131	0.13%, 03/22/2044	GBP	2,083	3,841
Commercial Mortgage Trust 2007-GG9						$63,112
0.27%, 03/10/2039 (a),(b)	42,210	249	TOTAL BONDS			$69,994
Fannie Mae REMIC Trust 2004-W5			U.S. GOVERNMENT & GOVERNMENT	Principal
0.60%, 02/25/2047 (b)	42	42	AGENCY OBLIGATIONS - 93.03%	Amount (000's)		Value (000's)
Fannie Mae REMIC Trust 2005-W2			U.S. Treasury - 2.09%
0.35%, 05/25/2035 (b)	33	33
			1.63%, 07/31/2019		$15,000	$15,036
Freddie Mac REMICS			3.13%, 08/15/2044		7,175	7,264
0.55%, 09/15/2033 (b)	45	46
0.60%, 06/15/2023 (b)	5	5				$22,300
G-FORCE 2005-RR2 LLC			U.S. Treasury Inflation-Indexed Obligations - 90.94%
0.45%, 12/25/2039 (a),(b)	629	610	0.13%, 04/15/2016		44,399	44,895
Ginnie Mae			0.13%, 04/15/2017		43,848	44,533
0.51%, 10/20/2031 (b)	10	10	0.13%, 04/15/2018		62,997	63,775
0.70%, 03/16/2047 (b)	1,411	49	0.13%, 04/15/2019		54,545	54,928
HomeBanc Mortgage Trust 2005-5			0.13%, 01/15/2022		60,518	59,672
0.49%, 01/25/2036 (b)	545	471	0.13%, 07/15/2022		15,199	14,987
Impac CMB Trust Series 2004-5			0.13%, 01/15/2023		50,061	49,001
2.48%, 10/25/2034 (b)	38	28	0.13%, 07/15/2024		14,224	13,833
Impac CMB Trust Series 2004-6			0.38%, 07/15/2023		18,341	18,345
1.13%, 10/25/2034 (b)	23	22	0.63%, 07/15/2021		207	213
Impac CMB Trust Series 2005-1			0.63%, 01/15/2024		114,852	116,718
0.77%, 04/25/2035 (b)	163	138	0.63%, 02/15/2043		24,384	22,273
Impac CMB Trust Series 2005-5			0.75%, 02/15/2042		22,607	21,378
0.92%, 08/25/2035 (b)	33	18	1.13%, 01/15/2021		65,255	68,920
Impac CMB Trust Series 2007-A			1.25%, 07/15/2020		15,596	16,653
0.40%, 05/25/2037 (b)	706	690	1.38%, 07/15/2018		6,177	6,583
JP Morgan Alternative Loan Trust 2007-A1			1.38%, 01/15/2020		23,020	24,592
0.30%, 03/25/2037 (b)	806	741	1.38%, 02/15/2044		47,784	52,690
Merrill Lynch Alternative Note Asset Trust			1.75%, 01/15/2028		24,325	27,632
Series 2007-A3			2.00%, 01/15/2026 (c)		9,401	10,864
0.36%, 04/25/2037 (b)	2,844	1,605	2.13%, 02/15/2040		14,393	18,286
ML-CFC Commercial Mortgage Trust 2006-			2.13%, 02/15/2041		12,565	16,066
3			2.38%, 01/15/2025		64,047	75,951
0.70%, 07/12/2046 (a),(b)	12,688	148	2.38%, 01/15/2027		15,840	19,078
WaMu Mortgage Pass-Through Certificates			2.50%, 07/15/2016		17,368	18,402
Series 2005-AR2 Trust			2.50%, 01/15/2029		38,115	47,427
0.52%, 01/25/2045 (b)	90	82	3.38%, 04/15/2032		2,339	3,320
WaMu Mortgage Pass-Through Certificates			3.63%, 04/15/2028		794	1,097
Series 2006-AR9 Trust			3.88%, 04/15/2029 (c)		25,356	36,425
0.37%, 08/25/2046 (b)	88	13				$968,537
		$6,335	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS			$990,837

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2014

	Principal
	Amount (000's) Value (000's)
TOTAL PURCHASED CAPPED OPTIONS - 0.00%			$4
TOTAL PURCHASED OPTIONS - 0.10%			$994
Total Investments			$1,064,546
Other Assets in Excess of Liabilities, Net - 0.04%			$454
TOTAL NET ASSETS - 100.00%			$1,065,000

(a)			Security exempt from registration under Rule 144A of the Securities Act of
1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $18,774 or 1.77% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2014.
(c)			Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $2,166 or 0.20% of net assets.

Portfolio Summary (unaudited)
Sector			Percent
Government			98.95%
Mortgage Securities			0.60%
Exchange Traded Funds			0.26%
Purchased Options			0.10%
Asset Backed Securities			0.04%
Financial			0.01%
Purchased Capped Options			0.00%
Other Assets in Excess of Liabilities, Net			0.04%
TOTAL NET ASSETS			100.00%

Foreign Currency Contracts

						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Accept		In Exchange For	Fair Value		Asset	Liability
Citigroup Inc	12/15/2014	EUR	4,130,000	$5,265	$5,175	$	— $	(90)
Total						$	— $	(90)
						Unrealized Appreciation/(Depreciation)
Counterparty	Delivery Date	Contracts to Deliver		In Exchange For	Fair Value		Asset	Liability
Barclays Bank PLC	11/06/2014	EUR	9,237,700	$11,720	$11,576		$144	$—
Barclays Bank PLC	11/06/2014	GBP	2,373,000	3,838	3,796		42	—
Barclays Bank PLC	12/04/2014	EUR	42,361,000	53,180	53,088		92	—
Barclays Bank PLC	12/15/2014	EUR	15,947,000	20,297	19,986		329	(18)
BNP Paribas	11/06/2014	EUR	31,694,000	39,918	39,717		201	—
BNP Paribas	12/15/2014	JPY	599,482,372	5,345	5,340		5	—
Deutsche Bank AG	12/15/2014	EUR	2,110,000	2,694	2,645		49	—
JP Morgan Chase	11/06/2014	EUR	1,429,000	1,805	1,791		14	—
JP Morgan Chase	01/21/2015	NZD	7,633,000	5,992	5,902		90	—
UBS AG	12/04/2014	GBP	2,373,000	3,797	3,795		2	—
Total							$968	$(18)

Amounts in thousands except contracts

Futures Contracts

								Unrealized
Type	Long/Short		Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
90 Day Eurodollar; December 2014		Long	900	$224,431			$224,460	$29
90 Day Eurodollar; December 2015		Long	427	105,852			105,859	7
90 Day Eurodollar; December 2017		Short	185	45,068			45,073	(5)
90 Day Eurodollar; June 2015		Short	433	107,728			107,828	(100)
Euro Bund 10 Year Bund Future; December 2014		Short	42	7,931			7,943	(12)
Euro-BTP; December 2014		Short	17	2,755			2,776	(21)
Japan 10 Year Bond TSE; December 2014		Short	31	40,228			40,440	(212)
US 10 Year Note; December 2014		Long	731	92,785			92,369	(416)
US 2 Year Note; December 2014		Long	188	41,157			41,278	121
US 5 Year Note; December 2014		Long	354	42,265			42,278	13
US Long Bond; December 2014		Short	27	3,825			3,810	15
US Ultra Bond; December 2014		Short	475	73,449			74,486	(1,037)
Total								$(1,618)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
Inflation Protection Fund
October 31, 2014

Interest Rate Swaps

		(Pay)/ Receive Floating Rate				Upfront
			Fixed	Expiration	Notional	Premiums		Unrealized			Fair Value
Counterparty (Issuer)	Floating Rate Index		Rate	Date	Amount	Paid/(Received)	Appreciation/(Depreciation)				Asset	Liability
Barclays Bank PLC	US CPI Urban	Receive	2.07%	03/10/2018	$20,405	$— $		30			$30	$—
	Consumers
	NAS(CPURNSA)
Barclays Bank PLC	US CPI Urban	Pay	1.85%	03/10/2016	20,405	—		(106)			—	(106)
	Consumers
	NAS(CPURNSA)
Total						$— $		(76)			$30	$(106)

Amounts in thousands

Exchange Cleared Interest Rate Swaps

		(Pay)/ Receive Floating Rate

			Fixed	Expiration	Notional
	Floating Rate Index		Rate	Date	Amount	Fair Value	Unrealized Appreciation/(Depreciation)
	3 Month LIBOR	Receive	0.48%	08/08/2015	$49,700	$(84)						$(84)
	3 Month LIBOR	Receive	2.22%	08/09/2020	21,200	(342)						(343)
	3 Month LIBOR	Receive	2.62%	07/02/2024	13,300	(204)						(204)
	6 Month GBP	Receive	2.83%	08/29/2044	GBP 3,205	(81)						(81)
	LIBOR
Total						$(711)						$(712)

Amounts in thousands

Interest Rate Swaptions

			Pay/Receive				Upfront Premiums Paid/(Received)
Written Swaptions		Floating Rate Index	Floating	Exercise Rate	Expiration	Notional Amount			Fair		Unrealized
Outstanding	Counterparty (Issuer)		Rate		Date				Value	Appreciation/(Depreciation)
Put - 10 Year Interest	Barclays Bank PLC	3 Month	Pay	3.20%	07/01/2015	$33,300	$(612	) $	(277	) $		335
Rate Swap		LIBOR
Total							$(612	) $	(277	) $		335

Amounts in thousands

Options

						Upfront Premiums					Unrealized
Purchased Options Outstanding		Exercise Price	Expiration Date		Contracts	Paid/(Received)	Fair Value		Appreciation/(Depreciation)
Call - EUR versus USD	EUR	1.28	11/07/2014		18,635,000	$64		$2	$			(62)
Put- Euro-Bobl Future; December 2014		$98.75	12/15/2014		1,508	245		19				(226)
Put- Euro-Bobl Future; December 2014		$99.13	12/15/2014		524	86		85				(1)
Put- Euro-Bund Future; December 2014	EUR	149.50	11/24/2014		170	86		34				(52)
Put - Eurodollar 3 Year Midcurve Future; $		97.50	12/15/2014		778	254		316				62
December 2014
Put - US 10 Year Note Future; December $		126.00	11/24/2014		400	124		169				45
2014
Put - US 10 Year Note Future; December $		123.50	11/24/2014		336	103		11				(92)
2014
Put - US 5 Year Note Future; December		$120.50	11/24/2014		319	152		358				206
2014
Total						$1,114		$994	$			(120)

						Upfront Premiums					Unrealized
Written Options Outstanding		Exercise Price	Expiration Date		Contracts	Paid/(Received)	Fair Value		Appreciation/(Depreciation)
Call- Euro-Bobl Future; December 2014 $		99.00	12/15/2014		1,080	$(161)	$(520)		$			(359)
Call - US 5 Year Note Future; December		$121.50	11/24/2014		319	(199)		(3)				196
2014
Put - Eurodollar 3 Year Midcurve Future; $		97.13	12/15/2014		778	(57)		(68)				(11)
December 2014
Total						$(417)	$(591)		$			(174)

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments Inflation Protection Fund October 31, 2014

Purchased Capped Options

							Upfront
	Counterparty	Strike		Expiration		Notional	Premiums		Unrealized
Description	(Issuer)	Index	Exercise Index	Date		Amount	Paid/(Received )	Fair Value	Appreciation/(Depreciation)
Floor - Eurostat	Barclays Bank PLC	15%	Max (0, 0% -	11/19/2015	EUR	8,015	$16	$4	$(12)
Eurozone HICP ex			CPTFEMU)
Tobacco NSA
Total							$16	$4	$(12)

Amounts in thousands

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2014

COMMON STOCKS - 94.10%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.25%			Distribution & Wholesale - 0.02%
Multiplus SA	372,200	$5,220	Hyundai Corp	14,711	$504

Agriculture - 1.01%			Diversified Financial Services - 4.95%
KT&G Corp	234,518	20,765	Fubon Financial Holding Co Ltd	12,504,000	21,168
			Hana Financial Group Inc	392,095	13,578
			Mega Financial Holding Co Ltd	30,377,691	25,195
Apparel - 0.09%			Shinhan Financial Group Co Ltd	656,470	30,897
Feng TAY Enterprise Co Ltd	680,160	1,758	SinoPac Financial Holdings Co Ltd	1,838,782	799
			Taishin Financial Holding Co Ltd	20,852,284	9,947
Automobile Manufacturers - 3.80%			Woori Finance Holdings Co Ltd (a),(b)	41,105	458
Dongfeng Motor Group Co Ltd	312,000	482			$102,042
Hyundai Motor Co	98,210	15,584	Electric - 4.54%
Kia Motors Corp	316,270	15,362
Maruti Suzuki India Ltd (a)	251,141	13,751	China Resources Power Holdings Co Ltd	3,780,000	11,002
			Huadian Fuxin Energy Corp Ltd	18,198,000	10,470
Tata Motors Ltd ADR	701,965	33,063	Huadian Power International Corp Ltd	22,291,631	17,027
		$78,242	Huaneng Power International Inc	5,904,000	7,259
Automobile Parts & Equipment - 0.72%			Korea Electric Power Corp	589,393	25,872
Apollo Tyres Ltd	2,552,419	9,094	Tenaga Nasional BHD	5,380,000	21,858
Hiroca Holdings Ltd	833,081	2,599			$93,488
Nexen Tire Corp	214,305	2,625	Electrical Components & Equipment - 0.19%
Seoyeon Co Ltd	41,777	597	LG Innotek Co Ltd (b)	49,702	3,919
		$14,915

Banks - 15.57%			Electronics - 1.94%
Abu Dhabi Commercial Bank PJSC	4,432,922	9,489	Coretronic Corp (b)	2,112,750	3,180
Agricultural Bank of China Ltd	36,957,000	17,174	Hon Hai Precision Industry Co Ltd	8,349,684	26,427
Axis Bank Ltd (a)	3,585,379	26,049
			Hu Lane Associate Inc	1,637,000	5,730
Banco de Chile	87,423,324	10,700	Merry Electronics Co Ltd	1,119,382	4,527
Bangkok Bank PCL	3,286,400	20,381			$39,864
Bank Negara Indonesia Persero Tbk PT	24,758,800	12,203
Bank of China Ltd	72,081,113	34,502	Engineering & Construction - 1.77%
Barclays Africa Group Ltd	510,135	8,062	China Railway Construction Corp Ltd	6,480,500	6,808
BDO Unibank Inc	3,513,880	7,670	Grupo Aeroportuario del Sureste SAB de CV	905,346	12,206
China Construction Bank Corp	49,952,722	37,270	Promotora y Operadora de Infraestructura	811,908	11,199
Credicorp Ltd	74,169	11,941	SAB de CV (b)
FirstRand Ltd	6,262,091	26,823	Voltas Ltd	1,532,690	6,268
Grupo Financiero Inbursa SAB de CV	4,072,700	12,288			$36,481
ICICI Bank Ltd ADR	398,453	22,457
Industrial & Commercial Bank of China Ltd	32,800,000	21,778	Environmental Control - 0.45%
Industrial Bank of Korea	1,009,668	14,765	Coway Co Ltd	120,333	9,199
Malayan Banking Bhd	5,271,200	15,551
National Bank of Greece SA (b)	369,987	892	Food - 4.84%
Turkiye Is Bankasi	4,219,049	10,549	China Modern Dairy Holdings Ltd (b)	13,700,000	6,044
		$320,544	Daesang Corp	199,887	7,764
			GFPT PCL (a)	7,849,800	4,656
Beverages - 0.89%			Gruma SAB de CV (b)	1,437,000	15,786
AMBEV SA ADR	1,629,173	10,883	Indofood Sukses Makmur Tbk PT	18,386,600	10,385
Thai Beverage PCL	12,651,000	7,533	JBS SA	3,144,629	14,023
		$18,416	Magnit PJSC	172,894	11,605
Chemicals - 0.73%			Thai Union Frozen Products PCL (a)	3,658,200	8,367
LG Hausys Ltd	32,929	4,913	Universal Robina Corp	2,575,910	10,670
PTT Global Chemical PCL (a)	46	—	X5 Retail Group NV (b)	565,942	10,373
UPL Ltd	1,783,723	10,098			$99,673
		$15,011	Gas - 0.35%
Commercial Services - 2.75%			Petronas Gas Bhd	1,041,100	7,139
Cielo SA	814,300	13,372
Kroton Educacional SA	3,754,588	26,759	Holding Companies - Diversified - 0.00%
OHL Mexico SAB de CV (b)	3,689,300	10,353
TAL Education Group ADR (b)	193,206	6,136	KOC Holding AS	1	—
		$56,620
			Home Furnishings - 0.54%
Computers - 1.44%			Steinhoff International Holdings Ltd	2,188,144	11,195
Lenovo Group Ltd	4,298,000	6,335
Wipro Ltd	1,362,034	12,583
Wistron Corp	10,161,000	10,675	Insurance - 4.68%
		$29,593	BB Seguridade Participacoes SA	1,275,680	17,020
			Cathay Financial Holding Co Ltd	8,893,511	14,660
Cosmetics & Personal Care - 0.64%			PICC Property & Casualty Co Ltd	4,694,000	8,611
Amorepacific Corp	6,124	13,150	Porto Seguro SA	500,573	6,000
			Powszechny Zaklad Ubezpieczen SA	148,455	22,274
			Sanlam Ltd	4,395,499	27,775
					$96,340

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)

Internet - 2.85%			Software (continued)
Alibaba Group Holding Ltd ADR(b)	89,363	$8,811	Tech Mahindra Ltd	377,472	$15,474
Tencent Holdings Ltd	3,099,600	49,818			$32,629

		$58,629	Telecommunications - 9.04%
Iron & Steel - 0.93%			America Movil SAB de CV ADR	659,887	16,108
POSCO	66,269	19,141	Bharti Infratel Ltd	1,808,815	8,669
			BYD Electronic International Co Ltd	4,174,000	4,966
			China Mobile Ltd	3,584,093	44,595
Media - 1.12%			China Telecom Corp Ltd	25,580,000	16,306
Naspers Ltd	184,519	23,015	DiGi.Com Bhd	6,219,300	11,708
			Hellenic Telecommunications Organization	566,913	6,403
Metal Fabrication & Hardware - 1.28%			SA (b)
Bharat Forge Ltd	591,172	7,818	MTN Group Ltd	1,438,111	31,844
Catcher Technology Co Ltd	794,000	6,703	SK Telecom Co Ltd	66,003	16,540
Hyosung Corp	199,848	11,866	Telekom Malaysia Bhd	8,301,100	18,175
		$26,387	Telekomunikasi Indonesia Persero Tbk PT	47,482,700	10,814

Mining - 2.31%					$186,128
Anglo American PLC	306,660	6,475	Transportation - 0.52%
Grupo Mexico SAB de CV	4,691,100	16,146	Sinotrans Ltd	13,526,000	10,733
KGHM Polska Miedz SA	250,485	9,661
MMC Norilsk Nickel OJSC ADR	818,334	15,269	TOTAL COMMON STOCKS		$1,937,919
		$47,551	INVESTMENT COMPANIES - 1.54%	Shares Held	Value(000	's)

Miscellaneous Manufacturing - 0.61%			Publicly Traded Investment Fund - 1.54%
Largan Precision Co Ltd	180,000	12,645	Goldman Sachs Financial Square Funds -	31,630,973	31,631
			Government Fund
Oil & Gas - 6.48%
China Petroleum & Chemical Corp	13,277,978	11,515	TOTAL INVESTMENT COMPANIES		$31,631
CNOOC Ltd	8,157,000	12,773	PREFERRED STOCKS - 4.80%	Shares Held	Value(000	's)
Gazprom OAO ADR	1,315,337	8,715	Banks - 2.85%
Hindustan Petroleum Corp Ltd	811,204	6,928	Banco Bradesco SA	1,318,700	19,861
Lukoil OAO ADR	432,428	21,197	Itau Unibanco Holding SA	2,626,383	38,952
PetroChina Co Ltd	18,716,000	23,432			$58,813
Petroleo Brasileiro SA ADR	1,174,950	13,747
PTT Exploration & Production PCL (a)	1,738,500	7,816	Electric - 0.10%
Sasol Ltd	397,793	19,864	Cia Energetica de Sao Paulo	207,205	2,043
Tatneft OAO ADR	208,714	7,460
		$133,447	Food - 0.48%
Pharmaceuticals - 1.76%			Cia Brasileira de Distribuicao	235,100	9,858
Aurobindo Pharma Ltd	855,210	13,488
Lupin Ltd (a)	581,243	13,462	Investment Companies - 0.26%
Sinopharm Group Co Ltd	2,394,800	9,356	Bradespar SA	801,500	5,415
		$36,306

Real Estate - 0.63%			Media - 0.04%
Emlak Konut Gayrimenkul Yatirim Ortakligi	6,236,540	7,005	Zee Entertainment Enterprises Ltd	53,971,932	747
AS
Shimao Property Holdings Ltd	2,735,000	5,886
		$12,891	Oil & Gas - 0.75%
			Petroleo Brasileiro SA	1,049,400	6,471
REITS - 1.30%			Surgutneftegas OAO	12,975,400	8,891
Fibra Uno Administracion SA de CV	4,007,500	13,910			$15,362
Mexico Real Estate Management SA de CV (b)	7,112,000	12,960
		$26,870	Telecommunications - 0.32%
			Telefonica Brasil SA	326,000	6,658
Retail - 1.03%
ANTA Sports Products Ltd	6,482,000	12,723	TOTAL PREFERRED STOCKS		$98,896
GOME Electrical Appliances Holding Ltd	53,485,000	8,426	Total Investments		$2,068,446
		$21,149	Liabilities in Excess of Other Assets, Net - (0.44)%			$(9,090)
Semiconductors - 10.50%			TOTAL NET ASSETS - 100.00%		$2,059,356
Advanced Semiconductor Engineering Inc	8,054,000	9,716
Everlight Electronics Co Ltd	4,835,000	9,174
Inotera Memories Inc (b)	7,510,000	11,607	(a)		Fair value of these investments is determined in good faith by the Manager
			under procedures established and periodically reviewed by the Board of
Realtek Semiconductor Corp	1,860,000	6,165	Directors. At the end of the period, the fair value of these securities totaled
Samsung Electronics Co Ltd	52,268	60,952	$74,559 or 3.62% of net assets.
Siliconware Precision Industries Co	7,510,000	10,713
SK Hynix Inc (b)	786,815	35,088	(b) Non-Income Producing Security
Taiwan Semiconductor Manufacturing Co Ltd	15,037,685	65,186
Vanguard International Semiconductor Corp	5,138,000	7,719
		$216,320

Software - 1.58%
HCL Technologies Ltd	654,059	17,155

See accompanying notes

Schedule of Investments
International Emerging Markets Fund
October 31, 2014

Portfolio Summary (unaudited)
Country	Percent
China	16.63%
Korea, Republic Of	15.73%
Taiwan, Province Of China	12.92%
India	10.55%
Brazil	9.53%
South Africa	7.21%
Mexico	5.86%
Russian Federation	4.04%
Malaysia	3.62%
Hong Kong	2.99%
Thailand	2.37%
United States	1.85%
Indonesia	1.62%
Poland	1.55%
Philippines	0.89%
Turkey	0.85%
Peru	0.58%
Chile	0.52%
United Arab Emirates	0.46%
Greece	0.35%
United Kingdom	0.32%
Liabilities in Excess of Other Assets, Net	(0.44)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2014

COMMON STOCKS - 91.04%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 0.59%			Electric (continued)
Zodiac Aerospace	72,673	$2,218	PGE SA	327,165	$2,147
					$10,085

Automobile Manufacturers - 4.46%			Electrical Components & Equipment - 1.17%
Bayerische Motoren Werke AG	45,971	4,930	Brother Industries Ltd	125,000	2,225
Fuji Heavy Industries Ltd	172,200	5,731	LG Electronics Inc	35,200	2,150
Tata Motors Ltd ADR	126,600	5,963			$4,375

		$16,624	Electronics - 3.13%
Automobile Parts & Equipment - 6.20%			AAC Technologies Holdings Inc	395,300	2,372
Bridgestone Corp	140,200	4,685	Fujitsu General Ltd	128,700	1,611
Continental AG	23,760	4,680	Hon Hai Precision Industry Co Ltd	1,726,120	5,463
Halla Visteon Climate Control Corp	36,210	1,614	Japan Aviation Electronics Industry Ltd	112,000	2,219
Koito Manufacturing Co Ltd	101,800	3,067			$11,665
Linamar Corp	28,300	1,446
Magna International Inc	50,900	5,024	Engineering & Construction - 1.30%
NOK Corp	101,800	2,579	COMSYS Holdings Corp	190,200	3,395
		$23,095	Kyowa Exeo Corp	117,900	1,444
					$4,839
Banks - 9.42%
Banco do Brasil SA	124,100	1,389	Food - 1.20%
			Aryzta AG (b)	27,800	2,371
Bank of China Ltd	10,232,600	4,898
China CITIC Bank Corp Ltd	5,494,500	3,579	Marine Harvest ASA	147,832	2,094
China Merchants Bank Co Ltd	2,618,100	4,852			$4,465
China Minsheng Banking Corp Ltd	1,669,200	1,675	Forest Products & Paper - 0.99%
DNB ASA	253,176	4,651	Mondi PLC	217,621	3,678
Fukuoka Financial Group Inc	549,900	2,814
Home Capital Group Inc	38,000	1,821
Siam Commercial Bank PCL/The (a)	394,400	2,151	Healthcare - Products - 0.78%
Skandinaviska Enskilda Banken AB	333,893	4,289	Nihon Kohden Corp	56,700	2,899
Sumitomo Mitsui Financial Group Inc	73,400	2,993
		$35,112	Healthcare - Services - 0.40%
Building Materials - 0.89%			Miraca Holdings Inc	35,600	1,495
China Resources Cement Holdings Ltd	2,473,700	1,682
China Singyes Solar Technologies Holdings	857,300	1,642	Home Builders - 3.94%
Ltd (b)			Barratt Developments PLC	558,037	3,751
		$3,324	Bellway PLC	69,950	1,962
			Berkeley Group Holdings PLC	86,577	3,166
Chemicals - 3.38%			Persimmon PLC (b)	96,126	2,258
BASF SE	29,401	2,598	Taylor Wimpey PLC	1,859,464	3,532
Nissan Chemical Industries Ltd	184,900	3,428
Nitto Denko Corp	121,300	6,561			$14,669
		$12,587	Home Furnishings - 0.87%

Commercial Services - 2.08%			Steinhoff International Holdings Ltd	632,984	3,238
Capita PLC	125,031	2,198
Estacio Participacoes SA	141,900	1,643	Insurance - 3.88%
Kroton Educacional SA	319,600	2,278	AXA SA	107,775	2,489
OHL Mexico SAB de CV (b)	583,200	1,637	Genworth MI Canada Inc	45,800	1,601
		$7,756	Porto Seguro SA	115,800	1,388
			Prudential PLC	147,306	3,411
Computers - 4.46%			Swiss Life Holding AG (b)	24,197	5,552
Asustek Computer Inc	357,300	3,648			$14,441
Ingenico	29,401	2,929
Lenovo Group Ltd	1,486,800	2,192	Internet - 1.50%
Nomura Research Institute Ltd	177,700	5,861	NetEase Inc ADR	30,600	2,898
Obic Co Ltd	55,300	1,974	Tencent Holdings Ltd	166,600	2,678
		$16,604			$5,576

Distribution & Wholesale - 0.64%			Lodging - 0.54%
Hitachi High-Technologies Corp	78,700	2,404	Echo Entertainment Group Ltd	599,000	2,011

Diversified Financial Services - 3.60%			Machinery - Diversified - 0.82%
Aberdeen Asset Management PLC	346,557	2,410	Bucher Industries AG	5,100	1,296
Coronation Fund Managers Ltd	240,700	2,084	Hollysys Automation Technologies Ltd (b)	71,300	1,749
Fubon Financial Holding Co Ltd	1,034,100	1,751			$3,045
London Stock Exchange Group PLC	80,191	2,589
Man Group PLC	1,451,932	2,879	Metal Fabrication & Hardware - 0.87%
Mitsubishi UFJ Lease & Finance Co Ltd	325,400	1,718	Catcher Technology Co Ltd	385,100	3,251
		$13,431
			Mining - 0.78%
Electric - 2.71%			Lundin Mining Corp (b)	324,000	1,446
China Resources Power Holdings Co Ltd	2,062,600	6,003	Sumitomo Metal Mining Co Ltd	106,500	1,477
Huaneng Power International Inc	1,573,800	1,935			$2,923

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value (000's)	INVESTMENT COMPANIES (continued)	Shares Held	Value(000	's)

Miscellaneous Manufacturing - 1.55%			Publicly Traded Investment Fund (continued)
Largan Precision Co Ltd	50,000	$3,513	Goldman Sachs Financial Square Funds -	1,752,117		$1,752
Sunny Optical Technology Group Co Ltd	1,388,700	2,247	Money Market Fund
		$5,760				$5,393

Oil & Gas - 4.24%			TOTAL INVESTMENT COMPANIES			$5,393
Imperial Oil Ltd	61,600	2,964	Total Investments			$344,585
Inpex Corp	190,500	2,437	Other Assets in Excess of Liabilities, Net - 7.51%			$27,961
Royal Dutch Shell PLC - A Shares	140,966	5,036	TOTAL NET ASSETS - 100.00%			$372,546
Sasol Ltd	107,069	5,346	(a)		Fair value of these investments is determined in good faith by the Manager
		$15,783	under procedures established and periodically reviewed by the Board of
			Directors. At the end of the period, the fair value of these securities totaled
Pharmaceuticals - 7.27%			$2,151 or 0.58% of net assets.
Actelion Ltd (b)	32,173	3,832
Alfresa Holdings Corp	117,800	1,495	(b) Non-Income Producing Security
Astellas Pharma Inc	330,900	5,136
Hikma Pharmaceuticals PLC	54,600	1,656	Portfolio Summary (unaudited)
Jazz Pharmaceuticals PLC (b)	25,300	4,272	Country			Percent
Novartis AG	50,142	4,653	Japan			21.87%
Orion OYJ	54,243	1,845	United Kingdom			9.17%
Sino Biopharmaceutical Ltd	4,166,000	4,194	Taiwan, Province Of China			8.41%
		$27,083	China			7.76%
			Hong Kong			7.53%
Real Estate - 1.40%			Canada			6.01%
China Overseas Land & Investment Ltd	892,400	2,589	Switzerland			4.76%
Shimao Property Holdings Ltd	1,215,100	2,615	South Africa			4.57%
		$5,204	Germany			4.05%
			France			2.05%
Retail - 3.19%			United States			2.04%
Alimentation Couche-Tard Inc	101,800	3,455	Netherlands			2.00%
Next PLC	42,441	4,382	Norway			1.81%
Pandora A/S	28,375	2,392	Brazil			1.79%
USS Co Ltd	105,800	1,665	India			1.60%
		$11,894	Ireland			1.15%
Semiconductors - 5.10%			Sweden			1.15%
Advanced Semiconductor Engineering Inc	1,739,500	2,098	Korea, Republic Of			1.00%
Advanced Semiconductor Engineering Inc	30,959	191	Denmark			0.64%
ADR			Poland			0.58%
Dialog Semiconductor PLC (b)	83,300	2,876	Thailand			0.58%
MediaTek Inc	104,600	1,494	Australia			0.54%
NXP Semiconductor NV (b)	35,300	2,424	Israel			0.50%
Realtek Semiconductor Corp	768,400	2,547	Finland			0.49%
Taiwan Semiconductor Manufacturing Co Ltd	255,800	5,633	Mexico			0.44%
ADR			Other Assets in Excess of Liabilities, Net			7.51%
Vanguard International Semiconductor Corp	1,146,100	1,722	TOTAL NET ASSETS			100.00%
		$18,985

Software - 1.69%
Constellation Software Inc/Canada	7,300	2,056
IT Holdings Corp	105,300	1,721
Open Text Corp	45,900	2,535
		$6,312

Telecommunications - 4.28%
Bezeq The Israeli Telecommunication Corp	1,089,826	1,863
Ltd
China Mobile Ltd	277,700	3,455
KDDI Corp	86,200	5,661
MTN Group Ltd	120,400	2,666
PCCW Ltd	3,610,500	2,295
		$15,940

Toys, Games & Hobbies - 0.77%
Bandai Namco Holdings Inc	116,300	2,886

Water - 0.95%
Guangdong Investment Ltd	2,687,500	3,535

TOTAL COMMON STOCKS		$339,192
INVESTMENT COMPANIES - 1.45%	Shares Held )	Value (000's

Publicly Traded Investment Fund - 1.45%
BlackRock Liquidity Funds TempFund	3,641,459	3,641
Portfolio

See accompanying notes

Schedule of Investments
International Fund I
October 31, 2014

Futures Contracts

					Unrealized Appreciation/(Depreciation)
Type	Long/Short	Contracts	Notional Value	Fair Value
eMini MSCI EAFE; December 2014	Long	49	$4,364	$4,498	$134
S&P 500 Emini; December 2014	Long	19	1,852	1,911	59
Total					$193
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
LargeCap Growth Fund
October 31, 2014

COMMON STOCKS - 96.54%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Airlines - 4.39%			Mining - 1.33%
Delta Air Lines Inc	1,908,830	$76,792	Alcoa Inc	2,674,743	$ 44,829
United Continental Holdings Inc (a)	1,356,177	71,620
		$148,412	Oil & Gas - 3.28%
Apparel - 4.91%			Continental Resources Inc/OK (a)	457,154	25,770
Nike Inc	1,349,342	125,448	Pioneer Natural Resources Co	450,388	85,150
Under Armour Inc (a)	619,098	40,601			$110,920
		$166,049	Oil & Gas Services - 2.33%
Banks - 3.84%			Halliburton Co	1,428,337	78,759
Capital One Financial Corp	540,100	44,704
Morgan Stanley	2,440,100	85,282	Pharmaceuticals - 7.32%
		$129,986	Actavis PLC (a)	311,753	75,675
Beverages - 1.12%			Bristol-Myers Squibb Co	1,239,021	72,098
Constellation Brands Inc (a)	413,623	37,863	McKesson Corp	490,810	99,836
					$247,609

Biotechnology - 9.27%			Retail - 8.14%
Biogen Idec Inc (a)	347,758	111,658	Chipotle Mexican Grill Inc (a)	75,123	47,929
Gilead Sciences Inc (a)	1,458,291	163,329	Kohl's Corp	626,400	33,963
Illumina Inc (a)	200,697	38,650	L Brands Inc	475,000	34,257
		$313,637	Starbucks Corp	997,171	75,346
			Tiffany & Co	303,900	29,211
Chemicals - 4.83%			Ulta Salon Cosmetics & Fragrance Inc (a)	450,961	54,481
LyondellBasell Industries NV	636,095	58,285			$275,187
PPG Industries Inc	516,548	105,216
		$163,501	Semiconductors - 3.39%
			Lam Research Corp	782,957	60,961
Commercial Services - 4.69%			NXP Semiconductor NV (a)	781,600	53,665
FleetCor Technologies Inc (a)	373,907	56,295			$114,626
MasterCard Inc	1,220,309	102,201
		$158,496	Software - 4.63%
			Salesforce.com Inc (a)	602,281	38,540
Computers - 7.24%			ServiceNow Inc (a)	640,485	43,508
Apple Inc	1,924,517	207,848	Tableau Software Inc (a)	327,000	27,007
Western Digital Corp	377,885	37,172	Workday Inc (a)	496,790	47,434
		$245,020			$156,489

Cosmetics & Personal Care - 1.88%			Transportation - 2.38%
Estee Lauder Cos Inc/The	844,832	63,514	Canadian Pacific Railway Ltd	386,963	80,364

Diversified Financial Services - 5.19%			TOTAL COMMON STOCKS		$3,264,816
Discover Financial Services	1,285,016	81,958	INVESTMENT COMPANIES - 3.10%	Shares Held	Value(000	's)
Visa Inc	387,064	93,449	Publicly Traded Investment Fund - 3.10%
		$175,407	Goldman Sachs Financial Square Funds -	105,009,184	105,009
Electronics - 1.02%			Government Fund
Garmin Ltd	621,900	34,503
			TOTAL INVESTMENT COMPANIES		$105,009
			Total Investments		$3,369,825
Healthcare - Products - 0.50%			Other Assets in Excess of Liabilities, Net - 0.36%		$12,336
Edwards Lifesciences Corp (a)	141,000	17,050
			TOTAL NET ASSETS - 100.00%		$3,382,161

Healthcare - Services - 2.92%
Brookdale Senior Living Inc (a)	423,700	14,283	(a) Non-Income Producing Security
HCA Holdings Inc (a)	1,207,600	84,592
		$98,875

Internet - 7.90%			Portfolio Summary (unaudited)
Facebook Inc (a)	1,214,686	91,089	Sector		Percent
Google Inc - A Shares (a)	157,062	89,191	Consumer, Non-cyclical		27.70%
Priceline Group Inc/The (a)	38,430	46,355	Consumer, Cyclical		20.35%
Splunk Inc (a)	615,758	40,689	Technology		15.26%
		$267,324	Financial		9.03%
			Communications		7.90%
Iron & Steel - 1.13%			Basic Materials		7.29%
United States Steel Corp	954,400	38,214	Energy		5.61%
			Industrial		3.40%
Leisure Products & Services - 1.71%			Exchange Traded Funds		3.10%
Royal Caribbean Cruises Ltd	849,202	57,720	Other Assets in Excess of Liabilities, Net		0.36%
			TOTAL NET ASSETS		100.00%

Lodging - 1.20%
Las Vegas Sands Corp	649,891	40,462

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2014

COMMON STOCKS - 97.93%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.07%			Biotechnology (continued)
Alliance Data Systems Corp (a)	6,433	$1,823	Gilead Sciences Inc (a)	2,415,053	$270,486
Interpublic Group of Cos Inc/The	72,982	1,415	Illumina Inc (a)	15,713	3,026
Omnicom Group Inc	29,755	2,138	Myriad Genetics Inc (a)	11,678	461
		$5,376	Regeneron Pharmaceuticals Inc (a)	50,908	20,043
			United Therapeutics Corp (a)	8,058	1,055
Aerospace & Defense - 1.63%			Vertex Pharmaceuticals Inc (a)	247,075	27,831
B/E Aerospace Inc (a)	18,111	1,348
					$594,148
Boeing Co/The	931,359	116,336
Lockheed Martin Corp	30,067	5,730	Building Materials - 0.44%
Spirit AeroSystems Holdings Inc (a)	20,256	797	Lennox International Inc	8,654	770
United Technologies Corp	17,682	1,892	Martin Marietta Materials Inc	10,969	1,282
		$126,103	Vulcan Materials Co	514,461	31,747
					$33,799
Agriculture - 0.31%
Altria Group Inc	230,552	11,145	Chemicals - 2.95%
Archer-Daniels-Midland Co	11,406	536	Albemarle Corp	5,106	298
Lorillard Inc	35,904	2,208	Celanese Corp	2,422	142
Philip Morris International Inc	91,386	8,134	Cytec Industries Inc	1,538	72
Reynolds American Inc	28,596	1,799	Dow Chemical Co/The	33,156	1,638
		$23,822	Eastman Chemical Co	16,177	1,307
			Ecolab Inc	1,197,710	133,221
Airlines - 1.45%			EI du Pont de Nemours & Co	85,847	5,936
Alaska Air Group Inc	22,468	1,196	FMC Corp	23,458	1,345
American Airlines Group Inc	1,940,419	80,236	Huntsman Corp	25,563	624
Copa Holdings SA	4,648	543	International Flavors & Fragrances Inc	14,122	1,400
Delta Air Lines Inc	7,962	320	LyondellBasell Industries NV	52,137	4,777
Southwest Airlines Co	68,322	2,356	Monsanto Co	61,974	7,130
Spirit Airlines Inc (a)	12,922	945	NewMarket Corp	1,644	638
United Continental Holdings Inc (a)	514,721	27,183	Platform Specialty Products Corp (a)	15,358	399
		$112,779	PPG Industries Inc	16,352	3,331
Apparel - 0.88%			Praxair Inc	28,997	3,653
Deckers Outdoor Corp (a)	6,251	547	RPM International Inc	21,278	964
Hanesbrands Inc	163,650	17,283	Sherwin-Williams Co/The	262,984	60,371
Michael Kors Holdings Ltd (a)	377,431	29,662	Sigma-Aldrich Corp	9,416	1,280
Nike Inc	79,457	7,387	Westlake Chemical Corp	6,076	429
Ralph Lauren Corp	7,821	1,289			$228,955
Under Armour Inc (a)	138,824	9,105
			Commercial Services - 0.90%
VF Corp	39,734	2,689	Aramark	6,918	193
		$67,962	Automatic Data Processing Inc	56,090	4,587
			Avis Budget Group Inc (a)	18,132	1,011
Automobile Manufacturers - 0.24%
PACCAR Inc	36,051	2,355	Booz Allen Hamilton Holding Corp	12,244	323
Tesla Motors Inc (a)	68,773	16,622	CDK Global Inc (a)	15,751	529
		$18,977	Cintas Corp	14,532	1,064
			Equifax Inc	11,242	851
Automobile Parts & Equipment - 0.54%			FleetCor Technologies Inc (a)	8,214	1,237
Allison Transmission Holdings Inc	24,379	792	Gartner Inc (a)	16,291	1,315
BorgWarner Inc	25,608	1,460	Global Payments Inc	12,500	1,006
Delphi Automotive PLC	506,900	34,966	H&R Block Inc	48,738	1,575
Goodyear Tire & Rubber Co/The	48,908	1,185	Hertz Global Holdings Inc (a)	44,155	968
Johnson Controls Inc	31,234	1,476	KAR Auction Services Inc	10,147	308
Lear Corp	11,760	1,088	MasterCard Inc	114,360	9,578
WABCO Holdings Inc (a)	10,123	985	McGraw Hill Financial Inc	30,082	2,722
		$41,952	Moody's Corp	20,975	2,081
			Quanta Services Inc (a)	7,649	261
Banks - 1.29%			Robert Half International Inc	24,070	1,319
Morgan Stanley	1,736,700	60,697	RR Donnelley & Sons Co	3,503	61
State Street Corp	522,300	39,413	SEI Investments Co	22,095	854
		$100,110	Service Corp International/US	29,282	640
Beverages - 0.57%			Total System Services Inc	22,014	744
Brown-Forman Corp	18,424	1,707	United Rentals Inc (a)	16,743	1,843
Coca-Cola Co/The	393,017	16,460	Vantiv Inc (a)	546,500	16,898
Coca-Cola Enterprises Inc	30,148	1,307	Verisk Analytics Inc (a)	265,300	16,541
Constellation Brands Inc (a)	17,906	1,639	Western Union Co/The	95,287	1,616
Dr Pepper Snapple Group Inc	23,516	1,628			$70,125
Keurig Green Mountain Inc	14,008	2,126	Computers - 4.50%
Monster Beverage Corp (a)	17,642	1,780
			Accenture PLC - Class A	62,637	5,081
PepsiCo Inc	185,993	17,887	Apple Inc	1,777,087	191,926
		$44,534	Cognizant Technology Solutions Corp (a)	1,365,554	66,707
Biotechnology - 7.66%			Computer Sciences Corp	1,569	95
Alexion Pharmaceuticals Inc (a)	460,290	88,082	DST Systems Inc	4,735	456
Amgen Inc	80,887	13,118	EMC Corp/MA	36,598	1,052
Biogen Idec Inc (a)	279,434	89,721	Genpact Ltd (a)	3,438,676	60,349
Celgene Corp (a)	750,072	80,325	IHS Inc (a)	11,722	1,536

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Computers (continued)			Engineering & Construction (continued)
International Business Machines Corp	109,315	$17,971	SBA Communications Corp (a)	12,348	$1,387
Jack Henry & Associates Inc	14,934	893			$55,583
NetApp Inc	21,595	924
Riverbed Technology Inc (a)	26,637	506	Entertainment - 0.02%
SanDisk Corp	18,506	1,742	Cinemark Holdings Inc	19,871	702
		$349,238	Lions Gate Entertainment Corp	14,160	469
			Six Flags Entertainment Corp	12,923	521
Consumer Products - 0.08%					$1,692
Avery Dennison Corp	5,477	256
Church & Dwight Co Inc	23,942	1,734	Environmental Control - 1.39%
			Stericycle Inc (a)	855,646	107,811
Kimberly-Clark Corp	38,732	4,426
		$6,416
			Food - 1.50%
Cosmetics & Personal Care - 1.74%			General Mills Inc	76,191	3,959
Colgate-Palmolive Co	81,037	5,420	Hershey Co/The	14,798	1,419
Estee Lauder Cos Inc/The	1,709,259	128,501	Hormel Foods Corp	22,921	1,236
Procter & Gamble Co/The	15,212	1,328	Ingredion Inc	1,988	154
		$135,249	Kellogg Co	29,042	1,857
Distribution & Wholesale - 1.70%			Kraft Foods Group Inc	58,714	3,309
Fastenal Co	1,836,395	80,875	Kroger Co/The	63,177	3,520
Fossil Group Inc (a)	469,782	47,758	McCormick & Co Inc/MD	22,460	1,588
Genuine Parts Co	16,230	1,576	Sysco Corp	38,950	1,501
HD Supply Holdings Inc (a)	18,287	527	Tyson Foods Inc	2,899	117
WW Grainger Inc	5,788	1,428	Whole Foods Market Inc	2,475,274	97,352
		$132,164			$116,012

Diversified Financial Services - 6.89%			Forest Products & Paper - 0.01%
Affiliated Managers Group Inc (a)	5,485	1,096	International Paper Co	12,124	614
American Express Co	100,254	9,018	Veritiv Corp (a)	231	10
Ameriprise Financial Inc	11,799	1,489			$624
BlackRock Inc	5,384	1,837
CBOE Holdings Inc	14,809	873	Hand & Machine Tools - 0.01%
			Lincoln Electric Holdings Inc	4,952	359
Charles Schwab Corp/The	4,746,288	136,076	Snap-on Inc	1,145	151
Eaton Vance Corp	20,729	763	Stanley Black & Decker Inc	3,106	291
Federated Investors Inc	11,879	371
Franklin Resources Inc	35,825	1,992			$801
Intercontinental Exchange Inc	109,300	22,766	Healthcare - Products - 2.74%
Invesco Ltd	11,953	484	Baxter International Inc	60,485	4,242
Lazard Ltd	22,250	1,095	Becton Dickinson and Co	21,653	2,787
LPL Financial Holdings Inc	15,788	653	Boston Scientific Corp (a)	22,689	301
Santander Consumer USA Holdings Inc	1,015	19	Bruker BioSciences Corp (a)	18,881	391
T Rowe Price Group Inc	29,046	2,384	Cooper Cos Inc/The	6,301	1,033
TD Ameritrade Holding Corp	1,664,984	56,177	CR Bard Inc	8,501	1,394
Visa Inc	1,229,492	296,836	DENTSPLY International Inc	7,827	397
Waddell & Reed Financial Inc	14,876	710	Edwards Lifesciences Corp (a)	18,159	2,196
		$534,639	Henry Schein Inc (a)	15,101	1,813
			Hologic Inc (a)	13,697	359
Electric - 0.02%			IDEXX Laboratories Inc (a)	9,264	1,312
Calpine Corp (a)	10,855	248
			Intuitive Surgical Inc (a)	381,154	188,976
Dominion Resources Inc/VA	6,406	457	ResMed Inc	24,935	1,302
ITC Holdings Corp	25,611	1,014	Sirona Dental Systems Inc (a)	6,244	490
		$1,719	St Jude Medical Inc	20,405	1,309
Electrical Components & Equipment - 0.07%			Stryker Corp	22,457	1,966
AMETEK Inc	26,447	1,379	Techne Corp	3,162	288
Emerson Electric Co	58,390	3,741	Varian Medical Systems Inc (a)	17,923	1,508
Hubbell Inc	1,721	195	Zimmer Holdings Inc	2,272	253
		$5,315			$212,317

Electronics - 2.09%			Healthcare - Services - 3.08%
Agilent Technologies Inc	8,525	471	Aetna Inc	18,911	1,560
Amphenol Corp	1,890,268	95,610	Centene Corp (a)	10,415	965
Gentex Corp/MI	14,294	468	Cigna Corp	3,714	370
Honeywell International Inc	86,805	8,344	Covance Inc (a)	757,979	60,563
Mettler-Toledo International Inc (a)	5,231	1,352	DaVita HealthCare Partners Inc (a)	1,234,319	96,363
National Instruments Corp	1,572,210	49,808	Envision Healthcare Holdings Inc (a)	14,407	504
PerkinElmer Inc	3,784	164	HCA Holdings Inc (a)	5,512	386
Thermo Fisher Scientific Inc	18,116	2,130	Humana Inc	237,900	33,032
Tyco International Ltd	46,087	1,978	Laboratory Corp of America Holdings (a)	6,064	663
Waters Corp (a)	15,067	1,669	Mednax Inc (a)	11,262	703
		$161,994	UnitedHealth Group Inc	455,700	43,296
			Universal Health Services Inc	3,546	368
Engineering & Construction - 0.72%					$238,773
Chicago Bridge & Iron Co NV ADR	16,633	909
Fluor Corp	803,243	53,287

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Holding Companies - Diversified - 0.01%			Machinery - Diversified (continued)
Liberty TripAdvisor Holdings Inc (a)	12,679	$400	IDEX Corp	13,275	$994
			Middleby Corp/The (a)	10,341	915
Home Builders -0.01%			Nordson Corp	11,619	890
NVR Inc (a)	722	886	Rockwell Automation Inc	15,165	1,704
			Roper Industries Inc	8,163	1,292
			Wabtec Corp/DE	435,798	37,609
Home Furnishings - 0.02%			Xylem Inc/NY	24,058	875
Harman International Industries Inc	11,715	1,258	Zebra Technologies Corp (a)	8,886	655
Leggett & Platt Inc	12,368	487			$60,639

		$1,745	Media - 1.88%
Housewares - 0.03%			Cablevision Systems Corp	33,876	631
Newell Rubbermaid Inc	28,963	966	CBS Corp	54,623	2,962
Scotts Miracle-Gro Co/The	7,718	457	Charter Communications Inc (a)	7,852	1,244
Toro Co	10,029	619	Comcast Corp - Class A	269,628	14,924
Tupperware Brands Corp	8,752	558	DIRECTV (a)	53,859	4,675
		$2,600	Discovery Communications Inc - A Shares (a)	1,015,961	35,914
			Discovery Communications Inc - C Shares (a)	1,469,993	51,435
Insurance - 0.08%			DISH Network Corp (a)	26,923	1,714
American Financial Group Inc/OH	1,833	110	FactSet Research Systems Inc	7,618	1,001
Aon PLC	25,182	2,166	Nielsen NV	36,241	1,540
Arthur J Gallagher & Co	25,554	1,219	Scripps Networks Interactive Inc	18,182	1,404
Erie Indemnity Co	4,413	374	Starz (a)	14,591	451
Marsh & McLennan Cos Inc	40,955	2,227	Time Warner Cable Inc	31,692	4,665
Reinsurance Group of America Inc	3,467	292	Twenty-First Century Fox Inc - A Shares	138,928	4,790
		$6,388	Viacom Inc	49,494	3,597
Internet - 11.96%			Walt Disney Co/The	165,095	15,086
Alibaba Group Holding Ltd ADR(a)	345,053	34,022			$146,033
Amazon.com Inc (a)	474,112	144,822
Baidu Inc ADR (a)	257,934	61,587	Metal Fabrication & Hardware - 0.97%
			Precision Castparts Corp	341,762	75,427
CDW Corp/DE	14,977	462	Valmont Industries Inc	316	43
Ctrip.com International Ltd ADR(a)	465,100	27,115
eBay Inc (a)	125,946	6,612			$75,470
Equinix Inc	5,269	1,101	Mining - 0.02%
Expedia Inc	17,411	1,479	Compass Minerals International Inc	5,793	497
F5 Networks Inc (a)	13,454	1,655	Southern Copper Corp	25,131	723
Facebook Inc (a)	1,080,508	81,027	Tahoe Resources Inc (a)	2,371	41
Google Inc - A Shares (a)	318,982	181,140			$1,261
Google Inc - C Shares (a)	307,858	172,118
Liberty Interactive Corp (a)	43,209	1,129	Miscellaneous Manufacturing - 2.87%
Liberty Ventures (a)	6,143	216	3M Co	72,521	11,152
			Colfax Corp (a)	16,942	921
LinkedIn Corp (a)	113,326	25,947
Netflix Inc (a)	62,434	24,522	Crane Co	3,211	200
Priceline Group Inc/The (a)	113,351	136,725	Danaher Corp	2,508,272	201,665
TripAdvisor Inc (a)	19,172	1,700	Dover Corp	21,823	1,734
			Hexcel Corp (a)	17,415	729
Twitter Inc (a)	47,255	1,960
VeriSign Inc (a)	21,415	1,280	Illinois Tool Works Inc	37,895	3,450
Vipshop Holdings Ltd ADR (a)	94,400	21,645	Ingersoll-Rand PLC	4,150	260
		$928,264	ITT Corp	3,726	168
			Parker-Hannifin Corp	13,673	1,737
Leisure Products & Services - 0.05%			Pentair PLC	2,370	159
Harley-Davidson Inc	24,837	1,632	Trinity Industries Inc	21,427	765
Jarden Corp (a)	6,937	452			$222,940
Polaris Industries Inc	11,708	1,766
		$3,850	Office & Business Equipment - 0.00%
			Pitney Bowes Inc	15,179	375
Lodging - 2.71%
Hilton Worldwide Holdings Inc (a)	1,153,092	29,103
			Oil & Gas - 2.64%
Las Vegas Sands Corp	514,363	32,025	Atwood Oceanics Inc	1,836	75
Marriott International Inc/DE	22,030	1,669
MGM Resorts International (a)	1,967,312	45,740	Cabot Oil & Gas Corp	40,906	1,272
			Cheniere Energy Inc (a)	23,503	1,763
Starwood Hotels & Resorts Worldwide Inc	15,311	1,174	Chesapeake Energy Corp	21,873	485
Wyndham Worldwide Corp	22,607	1,756	Cimarex Energy Co	1,901	216
Wynn Resorts Ltd	517,920	98,410	Concho Resources Inc (a)	11,186	1,220
		$209,877	Continental Resources Inc/OK (a)	14,812	835
Machinery - Construction & Mining - 0.02%			EOG Resources Inc	62,260	5,918
Caterpillar Inc	14,816	1,502	EQT Corp	367,406	34,551
			Helmerich & Payne Inc	11,810	1,025
			HollyFrontier Corp	6,477	294
Machinery - Diversified - 0.78%			Kosmos Energy Ltd (a)	18,792	175
Cummins Inc	20,404	2,983	Marathon Petroleum Corp	21,506	1,955
Deere & Co	14,452	1,236	Murphy USA Inc (a)	3,844	220
Flowserve Corp	156,678	10,653	Nabors Industries Ltd	5,256	94
Graco Inc	10,616	833	Noble Energy Inc	25,525	1,471

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Oil & Gas (continued)			REITS (continued)
Oasis Petroleum Inc (a)	17,984	$539	Columbia Property Trust Inc	3,349	$85
Patterson-UTI Energy Inc	13,332	307	Crown Castle International Corp	610,967	47,728
PBF Energy Inc	3,834	100	Equity LifeStyle Properties Inc	10,178	500
Phillips 66	26,636	2,091	Extra Space Storage Inc	20,935	1,218
Pioneer Natural Resources Co	489,108	92,471	Federal Realty Investment Trust	7,938	1,046
QEP Resources Inc	3,155	79	Health Care REIT Inc	28,075	1,996
Range Resources Corp	778,057	53,219	Healthcare Trust of America Inc	5,056	65
Seadrill Ltd	18,625	428	Iron Mountain Inc	26,274	948
SM Energy Co	11,630	655	Omega Healthcare Investors Inc	7,465	285
Southwestern Energy Co (a)	34,981	1,137	Public Storage	14,650	2,701
Tesoro Corp	10,041	717	Simon Property Group Inc	25,613	4,590
Valero Energy Corp	23,028	1,154	Tanger Factory Outlet Centers Inc	10,118	362
Whiting Petroleum Corp (a)	1,624	99	Ventas Inc	24,737	1,695
		$204,565	Vornado Realty Trust	7,492	820
			Weyerhaeuser Co	11,092	376
Oil & Gas Services - 4.12%					$69,565
Baker Hughes Inc	6,429	341
Cameron International Corp (a)	23,192	1,381	Retail - 5.95%
Core Laboratories NV	580,054	80,935	Advance Auto Parts Inc	12,649	1,859
FMC Technologies Inc (a)	1,920,422	107,621	AutoNation Inc (a)	13,134	752
Halliburton Co	96,216	5,305	AutoZone Inc (a)	3,755	2,078
MRC Global Inc (a)	8,338	175	Bed Bath & Beyond Inc (a)	15,583	1,049
National Oilwell Varco Inc	6,585	478	Best Buy Co Inc	15,269	521
Oceaneering International Inc	18,747	1,318	Big Lots Inc	3,079	141
RPC Inc	8,787	144	Brinker International Inc	12,241	657
Schlumberger Ltd	1,228,486	121,202	Burger King Worldwide Inc	17,318	566
Superior Energy Services Inc	1,878	47	CarMax Inc (a)	438,500	24,517
Targa Resources Corp	6,648	855	Chipotle Mexican Grill Inc (a)	41,869	26,712
		$319,802	Coach Inc	47,192	1,622
			Copart Inc (a)	19,350	647
Packaging & Containers - 0.08%			Costco Wholesale Corp	595,819	79,465
Ball Corp	24,767	1,596	CVS Health Corp	19,882	1,706
Crown Holdings Inc (a)	24,621	1,180
Owens-Illinois Inc (a)	16,783	432	Dick's Sporting Goods Inc	3,017	137
			Dillard's Inc	3,165	335
Packaging Corp of America	16,983	1,224	Dollar General Corp (a)	26,577	1,666
Sealed Air Corp	38,363	1,391	Dollar Tree Inc (a)	23,301	1,411
Silgan Holdings Inc	7,641	376	Foot Locker Inc	3,079	172
		$6,199	Gap Inc/The	29,812	1,130
Pharmaceuticals - 7.42%			Home Depot Inc/The	155,584	15,173
AbbVie Inc	182,360	11,573	Kohl's Corp	2,047	111
Actavis PLC (a)	25,137	6,102	Lowe's Cos Inc	1,010,936	57,825
Allergan Inc/United States	300,238	57,063	Macy's Inc	31,780	1,837
AmerisourceBergen Corp	25,450	2,174	McDonald's Corp	97,840	9,171
Bristol-Myers Squibb Co	264,320	15,381	MSC Industrial Direct Co Inc	8,187	663
Cardinal Health Inc	4,975	390	Nordstrom Inc	23,859	1,732
Catamaran Corp (a)	36,739	1,751	O'Reilly Automotive Inc (a)	12,241	2,153
Eli Lilly & Co	487,600	32,343	Penske Automotive Group Inc	3,377	153
Express Scripts Holding Co (a)	1,845,199	141,748	PetSmart Inc	17,894	1,295
Herbalife Ltd	13,524	709	Ross Stores Inc	24,356	1,966
Jazz Pharmaceuticals PLC (a)	10,225	1,726	Sally Beauty Holdings Inc (a)	20,659	605
Johnson & Johnson	49,513	5,337	Signet Jewelers Ltd	9,951	1,194
Mallinckrodt PLC (a)	14,089	1,299	Starbucks Corp	2,164,899	163,579
McKesson Corp	550,679	112,014	TJX Cos Inc/The	79,755	5,050
Mead Johnson Nutrition Co	1,148,559	114,063	Tractor Supply Co	544,195	39,846
Merck & Co Inc	40,606	2,353	Ulta Salon Cosmetics & Fragrance Inc (a)	11,420	1,380
Mylan Inc/PA (a)	42,487	2,275	Urban Outfitters Inc (a)	13,295	404
Quintiles Transnational Holdings Inc (a)	4,737	277	Walgreen Co	71,035	4,562
Valeant Pharmaceuticals International Inc (a)	492,800	65,562	Wal-Mart Stores Inc	20,152	1,537
Zoetis Inc	49,596	1,843	Williams-Sonoma Inc	16,938	1,101
		$575,983	World Fuel Services Corp	2,365	98
			Yum! Brands Inc	43,712	3,140
Pipelines - 0.07%					$461,718
Kinder Morgan Inc/DE	31,197	1,208
Williams Cos Inc/The	73,974	4,106	Semiconductors - 2.21%
		$5,314	Applied Materials Inc	80,483	1,778
			ASML Holding NV - NY Reg Shares	211,700	21,102
Real Estate - 0.02%			Avago Technologies Ltd	24,308	2,097
CBRE Group Inc (a)	48,382	1,548	Intel Corp	46,730	1,589
Jones Lang LaSalle Inc	2,148	291	KLA-Tencor Corp	14,967	1,185
		$1,839	Micron Technology Inc (a)	103,670	3,430
REITS - 0.90%			NVIDIA Corp	16,091	314
			ON Semiconductor Corp (a)	40,850	339
American Tower Corp	43,736	4,264
Apartment Investment & Management Co	13,229	473	Qualcomm Inc	1,679,133	131,829
Boston Properties Inc	3,260	413	Skyworks Solutions Inc	21,226	1,236

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value(000	's)	CONVERTIBLE PREFERRED STOCKS

Semiconductors (continued)				(continued)	Shares Held	Value(000	's)
Texas Instruments Inc	107,124	$5,320		Internet (continued)
Xilinx Inc	28,524	1,269		Dropbox Inc (a),(b),(c),(e)	254,085		$5,004
		$171,488					$9,952

Shipbuilding - 0.01%				TOTAL CONVERTIBLE PREFERRED STOCKS			$9,952
Huntington Ingalls Industries Inc	7,368	780		Total Investments			$7,773,665
				Liabilities in Excess of Other Assets, Net - (0.19)%			$(14,808)
				TOTAL NET ASSETS - 100.00%			$7,758,857
Software - 5.75%
Activision Blizzard Inc	56,261	1,123
Adobe Systems Inc (a)	49,410	3,465		(a) Non-Income Producing Security
Akamai Technologies Inc (a)	30,636	1,847		(b) Security is Illiquid
ANSYS Inc (a)	692,338	54,390		(c)		Fair value of these investments is determined in good faith by the Manager
Broadridge Financial Solutions Inc	20,465	899		under procedures established and periodically reviewed by the Board of
Cerner Corp (a)	29,512	1,869		Directors. At the end of the period, the fair value of these securities totaled
Dun & Bradstreet Corp/The	2,387	293		$9,952 or 0.13% of net assets.
Electronic Arts Inc (a)	41,454	1,698		(d)		Restricted Security. At the end of the period, the value of this security
Fidelity National Information Services Inc	6,132	358		totaled $4,948 or 0.06% of net assets. The security was purchased on April
Fiserv Inc (a)	29,582	2,055		16, 2014 at a cost of $4,948.
Intuit Inc	28,117	2,475		(e)		Restricted Security. At the end of the period, the value of this security
Microsoft Corp	617,591	28,996		totaled $5,004 or 0.06% of net assets. The security was purchased January
NetSuite Inc (a)	623,813	67,783		30, 2014 at a cost of $4,853.
Oracle Corp	379,559	14,822
Paychex Inc	33,156	1,556
PTC Inc (a)	21,418	817
Red Hat Inc (a)	641,095	37,774		Portfolio Summary (unaudited)
Salesforce.com Inc (a)	2,515,902	160,992		Sector			Percent
ServiceNow Inc (a)	431,100	29,285		Consumer, Non-cyclical			26.02%
VMware Inc (a)	171,400	14,324		Communications			14.40%
Workday Inc (a)	202,500	19,335		Consumer, Cyclical			13.60%
		$446,156		Industrial			12.58%
				Technology			12.44%
Telecommunications - 0.36%				Financial			9.18%
ARRIS Group Inc (a)	22,161	665		Energy			6.83%
CenturyLink Inc	6,141	255		Basic Materials			2.98%
Corning Inc	54,814	1,120		Exchange Traded Funds			2.13%
Harris Corp	3,308	230		Utilities			0.02%
Juniper Networks Inc	16,139	340		Diversified			0.01%
Level 3 Communications Inc (a)	29,964	1,406		Liabilities in Excess of Other Assets, Net			(0.19)%
Verizon Communications Inc	458,359	23,032		TOTAL NET ASSETS			100.00%
Windstream Holdings Inc	96,728	1,014
		$28,062

Transportation - 1.50%
CH Robinson Worldwide Inc	26,131	1,809
FedEx Corp	214,925	35,978
JB Hunt Transport Services Inc	429,600	34,269
Kansas City Southern	173,100	21,255
Kirby Corp (a)	9,806	1,084
Landstar System Inc	8,058	596
Norfolk Southern Corp	11,656	1,290
Old Dominion Freight Line Inc (a)	10,822	789
Union Pacific Corp	100,409	11,693
United Parcel Service Inc	70,062	7,350
		$116,113
TOTAL COMMON STOCKS		$7,598,803
INVESTMENT COMPANIES - 2.13%	Shares Held	Value(000	's)

Publicly Traded Investment Fund - 2.13%
BlackRock Liquidity Funds TempFund	96,887,781	96,888
Portfolio
Goldman Sachs Financial Square Funds -	63,850,587	63,851
Money Market Fund
JP Morgan Prime Money Market Fund	4,171,142	4,171
		$164,910
TOTAL INVESTMENT COMPANIES		$164,910
CONVERTIBLE PREFERRED STOCKS -
0.13%	Shares Held	Value(000	's)

Internet - 0.13%
Airbnb Inc (a),(b),(c),(d)	121,527	4,948

See accompanying notes

Schedule of Investments
LargeCap Growth Fund I
October 31, 2014

Futures Contracts

					Unrealized Appreciation/(Depreciation)
Type	Long/Short	Contracts	Notional Value	Fair Value
S&P 500 Emini; December 2014	Long	1,721	$168,447	$173,081	$4,634
Total					$4,634
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2014

COMMON STOCKS - 97.47%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.23%			Beverages (continued)
Alliance Data Systems Corp (a)	12,787	$3,623	Coca-Cola Co/The	908,970	$38,068
Interpublic Group of Cos Inc/The	97,037	1,882	Coca-Cola Enterprises Inc	52,018	2,255
Omnicom Group Inc	57,835	4,156	Constellation Brands Inc (a)	38,586	3,532
		$9,661	Dr Pepper Snapple Group Inc	44,933	3,112
			Keurig Green Mountain Inc	28,051	4,257
Aerospace & Defense - 1.91%			Molson Coors Brewing Co	36,656	2,726
Boeing Co/The	154,323	19,277	Monster Beverage Corp (a)	33,107	3,340
General Dynamics Corp	73,135	10,221	PepsiCo Inc	346,975	33,368
L-3 Communications Holdings Inc	19,857	2,412			$94,029
Lockheed Martin Corp	62,123	11,839
Northrop Grumman Corp	47,883	6,606	Biotechnology - 2.97%
Raytheon Co	71,551	7,433	Alexion Pharmaceuticals Inc (a)	45,552	8,717
Rockwell Collins Inc	31,110	2,618	Amgen Inc	174,918	28,368
United Technologies Corp	195,911	20,962	Biogen Idec Inc (a)	54,378	17,460
		$81,368	Celgene Corp (a)	184,107	19,716
			Gilead Sciences Inc (a)	348,099	38,987
Agriculture - 1.66%			Regeneron Pharmaceuticals Inc (a)	16,989	6,689
Altria Group Inc	456,738	22,079	Vertex Pharmaceuticals Inc (a)	54,824	6,175
Archer-Daniels-Midland Co	148,647	6,986			$126,112
Lorillard Inc	82,903	5,098
Philip Morris International Inc	359,719	32,019	Building Materials - 0.13%
Reynolds American Inc	70,958	4,464	Martin Marietta Materials Inc	14,177	1,658
		$70,646	Masco Corp	82,082	1,811
			Vulcan Materials Co	30,145	1,860
Airlines - 0.31%					$5,329
Delta Air Lines Inc	194,123	7,810
Southwest Airlines Co	157,770	5,440	Chemicals - 2.36%
		$13,250	Air Products & Chemicals Inc	44,147	5,945
			Airgas Inc	15,446	1,723
Apparel - 0.68%			CF Industries Holdings Inc	11,438	2,974
Michael Kors Holdings Ltd (a)	47,265	3,715	Dow Chemical Co/The	258,471	12,768
Nike Inc	161,957	15,057	Eastman Chemical Co	34,341	2,774
Ralph Lauren Corp	13,974	2,303	Ecolab Inc	62,097	6,907
Under Armour Inc (a)	38,308	2,512	EI du Pont de Nemours & Co	210,757	14,574
VF Corp	79,417	5,375	FMC Corp	30,664	1,759
		$28,962	International Flavors & Fragrances Inc	18,689	1,853
Automobile Manufacturers - 0.65%			LyondellBasell Industries NV	97,920	8,972
Ford Motor Co	893,110	12,584	Monsanto Co	120,801	13,897
General Motors Co	310,395	9,747	Mosaic Co/The	73,332	3,249
PACCAR Inc	81,694	5,336	PPG Industries Inc	31,740	6,465
		$27,667	Praxair Inc	67,248	8,473
			Sherwin-Williams Co/The	19,140	4,394
Automobile Parts & Equipment - 0.39%			Sigma-Aldrich Corp	27,397	3,723
BorgWarner Inc	52,598	2,999			$100,450
Delphi Automotive PLC	68,998	4,760
Goodyear Tire & Rubber Co/The	63,398	1,536	Coal - 0.05%
Johnson Controls Inc	153,363	7,246	Consol Energy Inc	53,001	1,950
		$16,541

Banks - 7.28%			Commercial Services - 1.28%
Bank of America Corp	2,421,535	41,554	ADT Corp/The	40,070	1,436
Bank of New York Mellon Corp/The	260,578	10,090	Automatic Data Processing Inc	110,742	9,057
BB&T Corp	165,702	6,277	Cintas Corp	22,248	1,629
Capital One Financial Corp	129,257	10,699	Equifax Inc	28,042	2,124
Citigroup Inc	698,140	37,371	H&R Block Inc	63,346	2,047
Comerica Inc	41,640	1,988	MasterCard Inc	226,654	18,982
Fifth Third Bancorp	192,103	3,840	McGraw Hill Financial Inc	62,381	5,644
Goldman Sachs Group Inc/The	94,353	17,926	Moody's Corp	42,798	4,247
			Quanta Services Inc (a)	49,922	1,701
Huntington Bancshares Inc/OH	188,135	1,864
JP Morgan Chase & Co	866,127	52,383	Robert Half International Inc	31,659	1,734
KeyCorp	201,910	2,665	Total System Services Inc	38,054	1,286
			United Rentals Inc (a)	22,085	2,431
M&T Bank Corp	30,388	3,713
Morgan Stanley	352,646	12,325	Western Union Co/The	121,993	2,069
Northern Trust Corp	50,994	3,381			$54,387
PNC Financial Services Group Inc/The	124,479	10,754	Computers - 5.95%
Regions Financial Corp	317,435	3,152	Accenture PLC - Class A	145,359	11,791
State Street Corp	97,526	7,359	Apple Inc	1,378,853	148,916
SunTrust Banks Inc	122,261	4,785	Cognizant Technology Solutions Corp (a)	139,989	6,838
US Bancorp/MN	414,938	17,676	Computer Sciences Corp	33,405	2,018
Wells Fargo & Co	1,093,935	58,077	EMC Corp/MA	467,148	13,421
Zions Bancorporation	46,696	1,353	Hewlett-Packard Co	429,756	15,420
		$309,232	International Business Machines Corp	213,640	35,122
Beverages - 2.21%			NetApp Inc	73,517	3,147
Brown-Forman Corp	36,380	3,371	SanDisk Corp	51,634	4,861
			Seagate Technology PLC	75,256	4,728

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Computers (continued)			Electronics - 1.28%
Teradata Corp (a)	35,693	$1,511	Agilent Technologies Inc	76,800	$4,246
Western Digital Corp	50,654	4,983	Allegion PLC	22,125	1,175
		$252,756	Amphenol Corp	72,226	3,653
			FLIR Systems Inc	32,637	1,094
Consumer Products - 0.32%			Garmin Ltd	27,943	1,550
Avery Dennison Corp	21,584	1,011	Honeywell International Inc	180,200	17,321
Clorox Co/The	29,670	2,952	Jabil Circuit Inc	46,016	964
Kimberly-Clark Corp	86,105	9,840	PerkinElmer Inc	26,002	1,129
		$13,803	TE Connectivity Ltd	94,243	5,761
Cosmetics & Personal Care - 1.71%			Thermo Fisher Scientific Inc	91,865	10,801
Avon Products Inc	100,082	1,041	Tyco International Ltd	102,130	4,384
Colgate-Palmolive Co	197,693	13,222	Waters Corp (a)	19,335	2,142
Estee Lauder Cos Inc/The	51,805	3,894			$54,220
Procter & Gamble Co/The	623,503	54,413	Engineering & Construction - 0.09%
		$72,570	Fluor Corp	36,271	2,406
Distribution & Wholesale - 0.25%			Jacobs Engineering Group Inc (a)	30,640	1,454
Fastenal Co	62,871	2,769			$3,860
Fossil Group Inc (a)	10,722	1,090
			Environmental Control - 0.23%
Genuine Parts Co	35,252	3,422	Republic Services Inc	58,155	2,233
WW Grainger Inc	14,017	3,460	Stericycle Inc (a)	19,530	2,461
		$10,741	Waste Management Inc	99,882	4,883
Diversified Financial Services - 2.58%					$9,577
Affiliated Managers Group Inc (a)	12,792	2,556
			Food - 1.56%
American Express Co	207,258	18,643	Campbell Soup Co	41,203	1,820
Ameriprise Financial Inc	43,108	5,439	ConAgra Foods Inc	97,291	3,342
BlackRock Inc	29,050	9,909	General Mills Inc	141,045	7,329
Charles Schwab Corp/The	264,114	7,572	Hershey Co/The	34,359	3,295
CME Group Inc/IL	72,735	6,096	Hormel Foods Corp	30,940	1,668
Discover Financial Services	106,365	6,784	JM Smucker Co/The	23,446	2,438
E*Trade Financial Corp (a)	66,484	1,483
			Kellogg Co	58,878	3,766
Franklin Resources Inc	90,713	5,045	Kraft Foods Group Inc	136,776	7,707
Intercontinental Exchange Inc	26,123	5,441	Kroger Co/The	112,586	6,272
Invesco Ltd	99,635	4,032	McCormick & Co Inc/MD	29,892	2,114
Legg Mason Inc	23,469	1,220	Mondelez International Inc	388,217	13,689
NASDAQ OMX Group Inc/The	27,199	1,177	Safeway Inc	53,055	1,850
Navient Corp	96,586	1,910	Sysco Corp	135,117	5,207
T Rowe Price Group Inc	60,575	4,973	Tyson Foods Inc	67,447	2,721
Visa Inc	113,360	27,368	Whole Foods Market Inc	83,186	3,272
		$109,648			$66,490

Electric - 2.77%			Forest Products & Paper - 0.16%
AES Corp/VA	153,226	2,156	International Paper Co	98,332	4,977
Ameren Corp	55,873	2,366	MeadWestvaco Corp	38,797	1,714
American Electric Power Co Inc	112,528	6,565			$6,691
CMS Energy Corp	63,319	2,069
Consolidated Edison Inc	67,444	4,273	Gas - 0.30%
Dominion Resources Inc/VA	134,174	9,567	AGL Resources Inc	27,513	1,483
DTE Energy Co	40,757	3,349	CenterPoint Energy Inc	98,971	2,430
Duke Energy Corp	162,867	13,380	NiSource Inc	72,610	3,054
Edison International	75,026	4,695	Sempra Energy	53,226	5,855
Entergy Corp	41,359	3,475			$12,822
Exelon Corp	197,851	7,239
FirstEnergy Corp	96,795	3,614	Hand & Machine Tools - 0.12%
Integrys Energy Group Inc	18,413	1,338	Snap-on Inc	13,382	1,768
NextEra Energy Inc	100,482	10,070	Stanley Black & Decker Inc	35,986	3,370
Northeast Utilities	72,763	3,591			$5,138
NRG Energy Inc	77,766	2,331	Healthcare - Products - 1.82%
Pepco Holdings Inc	57,805	1,580	Baxter International Inc	124,733	8,749
PG&E Corp	108,554	5,462	Becton Dickinson and Co	44,175	5,685
Pinnacle West Capital Corp	25,424	1,563	Boston Scientific Corp (a)	305,277	4,054
PPL Corp	152,990	5,353	CareFusion Corp (a)	46,714	2,680
Public Service Enterprise Group Inc	116,502	4,813	Covidien PLC	104,028	9,616
SCANA Corp	32,711	1,796	CR Bard Inc	17,187	2,818
Southern Co/The	206,256	9,562	DENTSPLY International Inc	32,648	1,658
TECO Energy Inc	53,722	1,053	Edwards Lifesciences Corp (a)	24,417	2,952
Wisconsin Energy Corp	51,931	2,579	Hospira Inc	38,855	2,087
Xcel Energy Inc	116,374	3,895	Intuitive Surgical Inc (a)	8,279	4,105
		$117,734	Medtronic Inc	225,558	15,374
Electrical Components & Equipment - 0.31%			Patterson Cos Inc	19,927	859
AMETEK Inc	56,598	2,952	St Jude Medical Inc	65,558	4,207
Emerson Electric Co	160,712	10,295	Stryker Corp	68,871	6,028
			Varian Medical Systems Inc (a)	23,765	1,999
		$13,247

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Healthcare - Products (continued)			Iron & Steel - 0.11%
Zimmer Holdings Inc	38,897	$4,327	Allegheny Technologies Inc	25,036	$823
		$77,198	Nucor Corp	73,421	3,969

Healthcare - Services - 1.36%					$4,792
Aetna Inc	81,655	6,737	Leisure Products & Services - 0.18%
Cigna Corp	60,750	6,049	Carnival Corp	103,714	4,164
DaVita HealthCare Partners Inc (a)	39,563	3,089	Harley-Davidson Inc	50,076	3,290
Humana Inc	35,521	4,932			$7,454
Laboratory Corp of America Holdings (a)	19,550	2,137
Quest Diagnostics Inc	33,255	2,110	Lodging - 0.30%
Tenet Healthcare Corp (a)	22,548	1,264	Marriott International Inc/DE	50,183	3,801
UnitedHealth Group Inc	223,740	21,257	Starwood Hotels & Resorts Worldwide Inc	43,873	3,363
Universal Health Services Inc	21,007	2,179	Wyndham Worldwide Corp	28,822	2,239
WellPoint Inc	63,152	8,001	Wynn Resorts Ltd	18,670	3,548
		$57,755			$12,951

Holding Companies - Diversified - 0.04%			Machinery - Construction & Mining - 0.37%
Leucadia National Corp	72,982	1,736	Caterpillar Inc	144,577	14,661
			Joy Global Inc	22,607	1,190
					$15,851
Home Builders - 0.12%
DR Horton Inc	76,375	1,741	Machinery - Diversified - 0.56%
Lennar Corp	40,956	1,764	Cummins Inc	39,386	5,757
Pulte Group Inc	77,914	1,495	Deere & Co	82,535	7,060
		$5,000	Flowserve Corp	31,502	2,142
			Rockwell Automation Inc	31,748	3,567
Home Furnishings - 0.14%			Roper Industries Inc	23,035	3,646
Harman International Industries Inc	15,683	1,683	Xylem Inc/NY	42,067	1,530
Leggett & Platt Inc	31,607	1,245			$23,702
Whirlpool Corp	17,960	3,090
		$6,018	Media - 3.33%
			Cablevision Systems Corp	49,948	930
Housewares - 0.05%			CBS Corp	111,608	6,051
Newell Rubbermaid Inc	63,049	2,101	Comcast Corp - Class A	595,974	32,987
			DIRECTV (a)	115,649	10,037
			Discovery Communications Inc - A Shares (a)	34,071	1,204
Insurance - 4.02%			Discovery Communications Inc - C Shares (a)	62,925	2,202
ACE Ltd	77,303	8,449
Aflac Inc	104,325	6,231	Gannett Co Inc	51,961	1,637
			News Corp (a)	114,670	1,775
Allstate Corp/The	99,801	6,472
American International Group Inc	328,575	17,602	Nielsen NV	70,058	2,977
Aon PLC	66,884	5,752	Scripps Networks Interactive Inc	23,877	1,844
Assurant Inc	16,437	1,121	Time Warner Cable Inc	64,157	9,445
Berkshire Hathaway Inc - Class B (a)	419,796	58,839	Time Warner Inc	196,847	15,644
Chubb Corp/The	55,377	5,502	Twenty-First Century Fox Inc - A Shares	433,710	14,954
Cincinnati Financial Corp	33,916	1,712	Viacom Inc	87,672	6,372
Genworth Financial Inc (a)	114,354	1,600	Walt Disney Co/The	363,654	33,231
Hartford Financial Services Group Inc/The	103,116	4,081			$141,290
Lincoln National Corp	60,119	3,292	Metal Fabrication & Hardware - 0.17%
Loews Corp	70,208	3,061	Precision Castparts Corp	33,038	7,292
Marsh & McLennan Cos Inc	125,342	6,815
MetLife Inc	258,996	14,048
Progressive Corp/The	123,943	3,273	Mining - 0.32%
Prudential Financial Inc	105,926	9,379	Alcoa Inc	270,877	4,540
Torchmark Corp	30,071	1,593	Freeport-McMoRan Inc	239,266	6,819
Travelers Cos Inc/The	78,073	7,870	Newmont Mining Corp	114,851	2,155
Unum Group	58,674	1,963			$13,514
XL Group PLC	61,138	2,071	Miscellaneous Manufacturing - 3.02%
		$170,726	3M Co	149,211	22,944
Internet - 4.51%			Danaher Corp	140,374	11,286
Amazon.com Inc (a)	87,244	26,649	Dover Corp	38,352	3,047
eBay Inc (a)	260,096	13,655	Eaton Corp PLC	109,588	7,495
Expedia Inc	22,845	1,941	General Electric Co	2,310,552	59,635
F5 Networks Inc (a)	17,060	2,098	Illinois Tool Works Inc	84,002	7,648
Facebook Inc (a)	479,354	35,947	Ingersoll-Rand PLC	61,600	3,858
Google Inc - A Shares (a)	65,420	37,150	Pall Corp	24,594	2,248
Google Inc - C Shares (a)	65,415	36,572	Parker-Hannifin Corp	34,264	4,353
Netflix Inc (a)	13,837	5,435	Pentair PLC	44,342	2,973
Priceline Group Inc/The (a)	12,074	14,564	Textron Inc	64,293	2,670
Symantec Corp	158,997	3,946			$128,157
TripAdvisor Inc (a)	25,646	2,274
VeriSign Inc (a)	25,910	1,548	Office & Business Equipment - 0.10%
Yahoo! Inc (a)	213,000	9,809	Pitney Bowes Inc	46,702	1,155
			Xerox Corp	249,609	3,315
		$191,588			$4,470

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Oil & Gas - 6.96%			Pipelines (continued)
Anadarko Petroleum Corp	116,510	$10,693	Williams Cos Inc/The	154,878	$8,597
Apache Corp	88,074	6,799			$23,328
Cabot Oil & Gas Corp	96,092	2,988
Chesapeake Energy Corp	119,583	2,652	Publicly Traded Investment Fund - 0.38%
Chevron Corp	437,276	52,451	iShares Core S&P 500 ETF	79,601	16,158
Cimarex Energy Co	20,039	2,278
ConocoPhillips	283,138	20,428	Real Estate - 0.05%
Denbury Resources Inc	81,123	1,006	CBRE Group Inc (a)	64,242	2,056
Devon Energy Corp	88,553	5,313
Diamond Offshore Drilling Inc	15,475	584
Ensco PLC	53,818	2,184	REITS - 2.27%
EOG Resources Inc	126,065	11,983	American Tower Corp	91,222	8,894
EQT Corp	34,887	3,281	Apartment Investment & Management Co	33,643	1,204
Exxon Mobil Corp	982,050	94,974	AvalonBay Communities Inc	30,209	4,708
Helmerich & Payne Inc	24,922	2,164	Boston Properties Inc	35,255	4,469
Hess Corp	60,232	5,108	Crown Castle International Corp	76,879	6,006
Marathon Oil Corp	155,316	5,498	Equity Residential	83,300	5,794
Marathon Petroleum Corp	65,243	5,931	Essex Property Trust Inc	14,619	2,950
Murphy Oil Corp	38,437	2,052	General Growth Properties Inc	144,501	3,744
Nabors Industries Ltd	66,634	1,189	HCP Inc	105,655	4,646
Newfield Exploration Co (a)	31,468	1,026	Health Care REIT Inc	74,619	5,306
Noble Corp PLC	58,550	1,225	Host Hotels & Resorts Inc	174,304	4,063
Noble Energy Inc	82,955	4,781	Iron Mountain Inc	39,578	1,428
Occidental Petroleum Corp	179,528	15,965	Kimco Realty Corp	94,647	2,361
Phillips 66	128,698	10,103	Macerich Co/The	32,398	2,284
Pioneer Natural Resources Co	32,952	6,230	Plum Creek Timber Co Inc	40,787	1,673
QEP Resources Inc	38,153	957	Prologis Inc	115,135	4,795
Range Resources Corp	38,847	2,657	Public Storage	33,394	6,156
Southwestern Energy Co (a)	81,322	2,644	Simon Property Group Inc	71,561	12,824
Tesoro Corp	29,530	2,109	Ventas Inc	67,778	4,643
Transocean Ltd	78,398	2,339	Vornado Realty Trust	40,189	4,400
Valero Energy Corp	121,576	6,090	Weyerhaeuser Co	121,655	4,119
		$295,682			$96,467

Oil & Gas Services - 1.38%			Retail - 5.84%
			AutoNation Inc (a)	18,016	1,032
Baker Hughes Inc	100,179	5,305	AutoZone Inc (a)	7,507	4,155
Cameron International Corp (a)	46,723	2,782
			Bed Bath & Beyond Inc (a)	42,624	2,870
FMC Technologies Inc (a)	54,082	3,031
Halliburton Co	195,855	10,799	Best Buy Co Inc	66,821	2,281
			CarMax Inc (a)	50,484	2,823
National Oilwell Varco Inc	99,073	7,197	Chipotle Mexican Grill Inc (a)	7,142	4,557
Schlumberger Ltd	298,536	29,454
		$58,568	Coach Inc	63,241	2,174
			Costco Wholesale Corp	100,928	13,461
Packaging & Containers - 0.13%			CVS Health Corp	266,687	22,884
Ball Corp	31,879	2,054	Darden Restaurants Inc	30,469	1,578
Bemis Co Inc	23,000	885	Dollar General Corp (a)	69,865	4,378
Owens-Illinois Inc (a)	37,959	978	Dollar Tree Inc (a)	47,350	2,868
Sealed Air Corp	48,823	1,770	Family Dollar Stores Inc	22,042	1,726
		$5,687	GameStop Corp	25,944	1,109
			Gap Inc/The	63,087	2,390
Pharmaceuticals - 7.31%			Home Depot Inc/The	309,932	30,225
Abbott Laboratories	346,264	15,094	Kohl's Corp	47,130	2,555
AbbVie Inc	366,528	23,260	L Brands Inc	56,550	4,078
Actavis PLC (a)	60,853	14,772
			Lowe's Cos Inc	227,306	13,002
Allergan Inc/United States	68,434	13,007	Macy's Inc	81,316	4,702
AmerisourceBergen Corp	49,086	4,192	McDonald's Corp	226,113	21,194
Bristol-Myers Squibb Co	381,773	22,215	Nordstrom Inc	32,822	2,383
Cardinal Health Inc	77,523	6,084	O'Reilly Automotive Inc (a)	23,895	4,203
Eli Lilly & Co	226,413	15,018	PetSmart Inc	22,874	1,655
Express Scripts Holding Co (a)	171,658	13,187
			PVH Corp	18,973	2,170
Johnson & Johnson	649,440	69,997	Ross Stores Inc	48,319	3,900
Mallinckrodt PLC (a)	26,083	2,404
			Staples Inc	148,343	1,881
McKesson Corp	53,331	10,848	Starbucks Corp	172,982	13,070
Mead Johnson Nutrition Co	46,554	4,623	Target Corp	145,929	9,021
Merck & Co Inc	664,257	38,487	Tiffany & Co	25,903	2,490
Mylan Inc/PA (a)	86,133	4,612
			TJX Cos Inc/The	159,567	10,104
Perrigo Co PLC	30,815	4,975	Tractor Supply Co	31,704	2,321
Pfizer Inc (b)	1,460,139	43,731
			Urban Outfitters Inc (a)	23,510	714
Zoetis Inc	115,412	4,289	Walgreen Co	202,650	13,014
		$310,795	Wal-Mart Stores Inc	363,611	27,733
Pipelines - 0.55%			Yum! Brands Inc	101,240	7,272
Kinder Morgan Inc/DE	151,488	5,863			$247,973
ONEOK Inc	47,898	2,823
Spectra Energy Corp	154,490	6,045

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value (000's)	INVESTMENT COMPANIES - 2.54%	Shares Held	Value(000	's)

Savings & Loans - 0.05%			Publicly Traded Investment Fund - 2.54%
Hudson City Bancorp Inc	110,803	$1,069	Morgan Stanley Institutional Liquidity Funds -	107,768,986	$107,769
People's United Financial Inc	71,455	1,045	Government Portfolio
		$2,114
			TOTAL INVESTMENT COMPANIES		$107,769
Semiconductors - 3.02%			Total Investments		$4,249,363
Altera Corp	71,150	2,445
Analog Devices Inc	72,355	3,590	Liabilities in Excess of Other Assets, Net - (0.01)%		$(339)
Applied Materials Inc	280,565	6,198	TOTAL NET ASSETS - 100.00%		$4,249,024
Avago Technologies Ltd	57,964	4,999
Broadcom Corp	123,844	5,187
First Solar Inc (a)	17,304	1,019	(a) Non-Income Producing Security
			(b)		Security or a portion of the security was pledged to cover margin
Intel Corp	1,140,089	38,774	requirements for futures contracts. At the end of the period, the value of
KLA-Tencor Corp	38,080	3,014	these securities totaled $10,689 or 0.25% of net assets.
Lam Research Corp	37,322	2,906
Linear Technology Corp	54,923	2,353
Microchip Technology Inc	46,147	1,989
Micron Technology Inc (a)	246,583	8,160	Portfolio Summary (unaudited)
NVIDIA Corp	118,550	2,317	Sector		Percent
Qualcomm Inc	385,946	30,301	Consumer, Non-cyclical		22.28%
Texas Instruments Inc	245,831	12,208	Financial		16.25%
Xilinx Inc	61,825	2,750	Technology		13.05%
		$128,210	Communications		11.36%
Software - 4.06%			Industrial		10.10%
Adobe Systems Inc (a)	108,806	7,630	Consumer, Cyclical		9.05%
Akamai Technologies Inc (a)	41,026	2,474	Energy		8.94%
Autodesk Inc (a)	52,327	3,011	Utilities		3.07%
CA Inc	73,790	2,144	Basic Materials		2.95%
Cerner Corp (a)	69,897	4,427	Exchange Traded Funds		2.92%
Citrix Systems Inc (a)	37,873	2,433	Diversified		0.04%
Dun & Bradstreet Corp/The	8,375	1,029	Liabilities in Excess of Other Assets, Net		(0.01)%
Electronic Arts Inc (a)	71,987	2,949	TOTAL NET ASSETS		100.00%
Fidelity National Information Services Inc	65,724	3,838
Fiserv Inc (a)	57,389	3,987
Intuit Inc	65,372	5,753
Microsoft Corp	1,897,427	89,084
Oracle Corp	748,869	29,243
Paychex Inc	75,251	3,532
Red Hat Inc (a)	43,544	2,566
Salesforce.com Inc (a)	132,562	8,483
		$172,583

Telecommunications - 3.29%
AT&T Inc	1,194,204	41,606
CenturyLink Inc	131,294	5,446
Cisco Systems Inc	1,174,217	28,733
Corning Inc	297,291	6,074
Frontier Communications Corp	230,759	1,509
Harris Corp	24,126	1,679
Juniper Networks Inc	92,468	1,948
Motorola Solutions Inc	50,839	3,279
Verizon Communications Inc	954,541	47,966
Windstream Holdings Inc	138,780	1,455
		$139,695

Textiles - 0.05%
Mohawk Industries Inc (a)	14,256	2,025

Toys, Games & Hobbies - 0.09%
Hasbro Inc	26,420	1,520
Mattel Inc	77,798	2,417
		$3,937

Transportation - 1.78%
CH Robinson Worldwide Inc	33,887	2,345
CSX Corp	230,176	8,201
Expeditors International of Washington Inc	44,928	1,917
FedEx Corp	61,125	10,232
Kansas City Southern	25,408	3,120
Norfolk Southern Corp	71,273	7,886
Ryder System Inc	12,220	1,081
Union Pacific Corp	206,655	24,065
United Parcel Service Inc	161,974	16,993
		$75,840
TOTAL COMMON STOCKS		$4,141,594

See accompanying notes

Schedule of Investments
LargeCap S&P 500 Index Fund
October 31, 2014

Futures Contracts

					Unrealized Appreciation/(Depreciation)
Type	Long/Short	Contracts	Notional Value	Fair Value
S&P 500 Emini; December 2014	Long	1,027	$100,762	$103,285	$2,523
Total					$2,523
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2014

COMMON STOCKS - 97.99%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 4.71%			Insurance - 4.36%
General Dynamics Corp	239,695	$33,500	American International Group Inc	1,518,613	$81,352
Raytheon Co	653,178	67,852	PartnerRe Ltd	423,430	48,987
United Technologies Corp	701,816	75,094	Prudential Financial Inc	372,208	32,955
		$176,446			$163,294

Agriculture - 2.82%			Iron & Steel - 0.78%
Archer-Daniels-Midland Co	1,159,488	54,496	United States Steel Corp	726,694	29,097
Philip Morris International Inc	576,675	51,330
		$105,826	Media - 2.74%
Airlines - 2.54%			Comcast Corp - Class A	1,269,887	70,288
Delta Air Lines Inc	823,928	33,147	Time Warner Inc	409,113	32,512
Southwest Airlines Co	1,804,192	62,208			$102,800
		$95,355	Miscellaneous Manufacturing - 3.13%
Automobile Parts & Equipment - 0.96%			Danaher Corp	646,017	51,940
Lear Corp	389,622	36,040	General Electric Co	622,635	16,070
			Ingersoll-Rand PLC	785,735	49,203
					$117,213
Banks - 15.95%
Bank of America Corp	5,862,865	100,607	Office & Business Equipment - 0.61%
Capital One Financial Corp	111,310	9,213	Xerox Corp	1,714,846	22,774
Goldman Sachs Group Inc/The	518,064	98,427
Huntington Bancshares Inc/OH	3,724,154	36,906	Oil & Gas - 9.61%
JP Morgan Chase & Co	879,859	53,214	Antero Resources Corp (a)	328,143	17,208
KeyCorp	5,412,222	71,441	Chevron Corp	448,037	53,742
PNC Financial Services Group Inc/The	549,653	47,485	Cimarex Energy Co	221,527	25,181
Wells Fargo & Co	3,406,733	180,863	ConocoPhillips	982,590	70,894
		$598,156	EOG Resources Inc	273,353	25,982
Chemicals - 1.83%			EQT Corp	237,701	22,353
LyondellBasell Industries NV	749,859	68,710	Exxon Mobil Corp	1,083,794	104,814
			Valero Energy Corp	798,039	39,974
					$360,148
Commercial Services - 0.80%
Quanta Services Inc (a)	881,291	30,034	Pharmaceuticals - 10.06%
			AbbVie Inc	870,861	55,265
			Bristol-Myers Squibb Co	345,314	20,094
Computers - 4.39%			Cardinal Health Inc	1,131,598	88,808
Apple Inc	266,256	28,756	Johnson & Johnson	876,405	94,459
Hewlett-Packard Co	991,499	35,575	Pfizer Inc	3,963,262	118,699
Lexmark International Inc	343,495	14,825			$377,325
Western Digital Corp	868,889	85,473
		$164,629	REITS - 3.54%
			Duke Realty Corp	1,777,381	33,699
Cosmetics & Personal Care - 0.15%			Extra Space Storage Inc	590,292	34,331
Procter & Gamble Co/The	64,334	5,614	General Growth Properties Inc	1,756,151	45,502
			Host Hotels & Resorts Inc	173,789	4,051
Diversified Financial Services - 3.87%			UDR Inc	503,062	15,208
BlackRock Inc	180,887	61,703			$132,791
Discover Financial Services	1,304,768	83,218	Retail - 2.49%
		$144,921	Foot Locker Inc	824,475	46,179
Electric - 6.84%			Macy's Inc	626,916	36,248
Entergy Corp	981,298	82,448	Wal-Mart Stores Inc	144,204	10,999
Exelon Corp	1,858,675	68,009			$93,426
PPL Corp	1,396,027	48,847	Semiconductors - 3.58%
Public Service Enterprise Group Inc	1,385,448	57,233	Broadcom Corp	1,032,425	43,238
		$256,537	Intel Corp	2,680,020	91,147
Engineering & Construction - 0.44%					$134,385
AECOM Technology Corp (a)	503,021	16,373
			Software - 3.06%
			Electronic Arts Inc (a)	788,800	32,317
Food - 3.28%			Microsoft Corp	1,755,242	82,409
Kroger Co/The	1,278,708	71,237			$114,726
Tyson Foods Inc (b)	1,278,005	51,567
		$122,804	Telecommunications - 0.72%
			AT&T Inc	590,169	20,561
Healthcare - Products - 1.79%			Cisco Systems Inc	255,232	6,246
Boston Scientific Corp (a)	2,540,038	33,732			$26,807
St Jude Medical Inc	521,417	33,459	TOTAL COMMON STOCKS		$3,673,823
		$67,191

Healthcare - Services - 2.94%
Aetna Inc	718,831	59,311
WellPoint Inc	403,270	51,090
		$110,401

See accompanying notes

Schedule of Investments
LargeCap Value Fund
October 31, 2014

INVESTMENT COMPANIES - 2.06%	Shares Held	Value (000's)

Publicly Traded Investment Fund - 2.06%
Goldman Sachs Financial Square Funds -	77,301,539	$77,302
Government Fund

TOTAL INVESTMENT COMPANIES		$77,302
Total Investments		$3,751,125
Liabilities in Excess of Other Assets, Net - (0.05)%		$(1,760)
TOTAL NET ASSETS - 100.00%		$3,749,365

(a) Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $5,649 or 0.15% of net assets.

Portfolio Summary (unaudited)
Sector		Percent
Financial		27.72%
Consumer, Non-cyclical		21.84%
Technology		11.64%
Energy		9.61%
Industrial		8.28%
Utilities		6.84%
Consumer, Cyclical		5.99%
Communications		3.46%
Basic Materials		2.61%
Exchange Traded Funds		2.06%
Liabilities in Excess of Other Assets, Net		(0.05)%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized Appreciation/(Depreciation)
Type	Long/Short Contracts		Notional Value	Fair Value
S&P 500 Emini; December 2014	Long	371	$36,859	$37,311	$452
Total					$452

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
MidCap Fund
October 31, 2014

COMMON STOCKS - 99.80%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 1.61%			Insurance - 11.30%
Rockwell Collins Inc	682,733	$57,452	Alleghany Corp (a)	101,769	$45,214
TransDigm Group Inc	454,649	85,033	Aon PLC	1,964,120	168,914
		$142,485	Arch Capital Group Ltd (a)	769,108	43,316
			Brown & Brown Inc	3,337,543	106,334
Banks - 1.23%			Loews Corp	3,859,096	168,257
BankUnited Inc	395,262	11,818	Markel Corp (a)	368,573	254,643
M&T Bank Corp	792,279	96,801	Progressive Corp/The	2,879,535	76,049
		$108,619	White Mountains Insurance Group Ltd	119,973	74,974
Building Materials - 1.17%			Willis Group Holdings PLC	1,577,308	63,928
Martin Marietta Materials Inc	885,006	103,475			$1,001,629
			Internet - 4.31%
Chemicals - 5.03%			Liberty Interactive Corp (a)	5,845,885	152,811
Air Products & Chemicals Inc	1,422,088	191,498	Liberty Ventures (a)	2,671,582	93,773
Airgas Inc	980,632	109,380	VeriSign Inc (a)	2,272,019	135,776
Ashland Inc	948,874	102,545			$382,360
Ecolab Inc	383,137	42,616	Lodging - 1.46%
		$446,039	Wyndham Worldwide Corp	896,548	69,635
Commercial Services - 7.43%			Wynn Resorts Ltd	315,482	59,945
Ascent Capital Group Inc (a)	437,699	28,144			$129,580
KAR Auction Services Inc	3,234,508	98,200	Machinery - Diversified - 0.64%
Live Nation Entertainment Inc (a)	2,854,849	74,226
			Roper Industries Inc	356,882	56,495
Macquarie Infrastructure Co LLC	1,131,983	81,095
McGraw Hill Financial Inc	1,021,167	92,395
Moody's Corp	1,648,380	163,569	Media - 7.52%
Robert Half International Inc	770,281	42,196	Discovery Communications Inc - C Shares (a)	4,730,538	165,521
Verisk Analytics Inc (a)	1,262,371	78,709	FactSet Research Systems Inc	357,936	47,047
		$658,534	Liberty Global PLC - A Shares (a)	1,011,808	46,007
			Liberty Global PLC - C Shares (a)	3,280,945	145,904
Distribution & Wholesale - 1.87%			Liberty Media Corp - A shares (a)	1,761,760	84,600
Fastenal Co	1,553,845	68,431	Liberty Media Corp - C shares (a)	3,375,520	161,789
HD Supply Holdings Inc (a)	1,121,595	32,347	Tribune Media Co (a)	232,658	15,588
WW Grainger Inc	263,136	64,942			$666,456
		$165,720
			Miscellaneous Manufacturing - 1.48%
Diversified Financial Services - 2.49%			Colfax Corp (a)	1,921,839	104,509
Charles Schwab Corp/The	4,038,862	115,794	Donaldson Co Inc	641,169	26,660
FNF Group	3,134,325	93,528			$131,169
FNFV Group (a)	880,052	11,828
		$221,150	Oil & Gas - 3.62%
			Apache Corp	246,226	19,009
Electric - 1.58%			Cimarex Energy Co	724,096	82,308
Brookfield Infrastructure Partners LP	1,872,673	76,012	EOG Resources Inc	1,084,226	103,056
Brookfield Renewable Energy Partners LP/CA	675,681	21,372	Hess Corp	1,377,297	116,808
Calpine Corp (a)	1,875,731	42,804
					$321,181
		$140,188
			Pharmaceuticals - 3.68%
Electronics - 0.89%			Mead Johnson Nutrition Co	1,208,883	120,054
Sensata Technologies Holding NV (a)	1,620,343	79,089	Valeant Pharmaceuticals International Inc (a)	1,549,699	206,172
					$326,226

Engineering & Construction - 1.06%			Pipelines - 3.21%
SBA Communications Corp (a)	832,858	93,555
			Kinder Morgan Inc/DE	3,437,667	133,038
			Kinder Morgan Inc/DE - Warrants (a)	994,027	3,459
Forest Products & Paper - 0.33%			Williams Cos Inc/The	2,674,126	148,441
MeadWestvaco Corp	655,700	28,962			$284,938
			Private Equity - 0.62%
Gas - 0.36%			Onex Corp	982,919	55,338
National Fuel Gas Co	459,931	31,841
			Real Estate - 6.91%
Healthcare - Products - 3.19%			Brookfield Asset Management Inc	7,345,150	359,692
Becton Dickinson and Co	752,036	96,787	Brookfield Property Partners LP	1,255,081	28,553
CR Bard Inc	756,684	124,073	CBRE Group Inc (a)	2,701,096	86,435
DENTSPLY International Inc	1,225,659	62,227	Forest City Enterprises Inc (a)	3,807,598	79,541
		$283,087	Howard Hughes Corp/The (a)	394,118	58,085
					$612,306
Healthcare - Services - 1.37%
Laboratory Corp of America Holdings (a)	1,109,205	121,225	REITS - 1.97%
			Crown Castle International Corp	2,057,949	160,767
			General Growth Properties Inc	530,273	13,739
Holding Companies - Diversified - 1.62%					$174,506
Leucadia National Corp	4,550,148	108,203
Liberty TripAdvisor Holdings Inc (a)	1,109,529	35,039	Retail - 12.86%
		$143,242	AutoZone Inc (a)	251,021	138,945

See accompanying notes

			Schedule of Investments
			MidCap Fund
			October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value(000	's)

Retail (continued)
Burger King Worldwide Inc	4,105,517		$134,168
CarMax Inc (a)	2,159,807		120,755
Copart Inc (a)	1,992,018		66,613
Dollar General Corp (a)	1,759,178		110,248
O'Reilly Automotive Inc (a)	1,627,509		286,246
Ross Stores Inc	981,380		79,217
TJX Cos Inc/The	3,221,920		204,012
			$1,140,204

Semiconductors - 1.21%
Microchip Technology Inc	2,485,174		107,136

Software - 4.46%
Adobe Systems Inc (a)	1,382,561		96,945
Fidelity National Information Services Inc	2,234,651		130,481
Intuit Inc	1,403,169		123,493
MSCI Inc	959,341		44,763
			$395,682

Telecommunications - 2.18%
EchoStar Corp (a)	1,263,245		59,031
Motorola Solutions Inc	2,084,416		134,445
			$193,476

Textiles - 1.14%
Mohawk Industries Inc (a)	713,917		101,405

TOTAL COMMON STOCKS			$8,847,298
INVESTMENT COMPANIES - 0.32%	Shares Held	Value(000	's)

Publicly Traded Investment Fund - 0.32%
Goldman Sachs Financial Square Funds -	28,289,276		28,289
Government Fund

TOTAL INVESTMENT COMPANIES			$28,289
Total Investments			$8,875,587
Liabilities in Excess of Other Assets, Net - (0.12)%			$(10,361)
TOTAL NET ASSETS - 100.00%			$8,865,226

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Financial			24.52%
Consumer, Cyclical			17.33%
Consumer, Non-cyclical			15.67%
Communications			14.01%
Industrial			6.85%
Energy			6.83%
Technology			5.67%
Basic Materials			5.36%
Utilities			1.94%
Diversified			1.62%
Exchange Traded Funds			0.32%
Liabilities in Excess of Other Assets, Net			(0.12)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2014

COMMON STOCKS - 96.12%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 1.95%			Building Materials (continued)
Alliant Techsystems Inc	1,280	$150	Vulcan Materials Co	5,090	$314
Exelis Inc	11,237	201			$11,377
L-3 Communications Holdings Inc	100,843	12,248
Spirit AeroSystems Holdings Inc (a)	160,500	6,314	Chemicals - 1.80%
			Albemarle Corp	2,743	160
Triumph Group Inc	2,287	159	Ashland Inc	3,024	327
		$19,072	Cabot Corp	3,507	163
Agriculture - 2.24%			Celanese Corp	5,687	334
Bunge Ltd	5,812	515	CF Industries Holdings Inc	2,079	541
Lorillard Inc	163,937	10,082	Cytec Industries Inc	3,670	171
Reynolds American Inc	180,700	11,368	Eastman Chemical Co	778	63
		$21,965	Huntsman Corp	3,465	85
			Mosaic Co/The	13,025	577
Airlines - 1.39%			Rockwood Holdings Inc	62,043	4,771
Alaska Air Group Inc	596	32	RPM International Inc	557	25
Copa Holdings SA	412	48	Sigma-Aldrich Corp	2,177	296
Southwest Airlines Co	393,638	13,572	Westlake Chemical Corp	143,263	10,107
		$13,652			$17,620

Apparel - 1.87%			Coal - 0.03%
Deckers Outdoor Corp (a)	26,070	2,280	Consol Energy Inc	7,757	285
Hanesbrands Inc	150,400	15,884
Ralph Lauren Corp	866	143
		$18,307	Commercial Services - 1.70%
			ADT Corp/The	6,572	236
Automobile Manufacturers - 0.28%			Apollo Education Group Inc (a)	5,823	167
Oshkosh Corp	62,111	2,780	DeVry Education Group Inc	3,644	176
			Equifax Inc	2,146	163
Automobile Parts & Equipment - 1.28%			Graham Holdings Co	201	158
Delphi Automotive PLC	172,200	11,878	KAR Auction Services Inc	4,819	146
Lear Corp	933	86	Manpowergroup Inc	2,961	198
TRW Automotive Holdings Corp (a)	4,200	426	Quanta Services Inc (a)	187,442	6,388
Visteon Corp (a)	1,838	173	RR Donnelley & Sons Co	10,368	181
		$12,563	Service Corp International/US	2,717	59
			Total System Services Inc	251,618	8,502
Banks - 7.17%			Towers Watson & Co	2,203	243
Associated Banc-Corp	9,278	175	Vectrus Inc (a)	624	15
Bank of Hawaii Corp	2,676	157			$16,632
BankUnited Inc	5,860	175
BOK Financial Corp	1,582	109	Computers - 4.09%
Capital One Financial Corp	151,100	12,507	Amdocs Ltd	232,088	11,034
CIT Group Inc	259,785	12,711	Brocade Communications Systems Inc	829,077	8,896
City National Corp/CA	2,728	215	Computer Sciences Corp	5,138	310
Comerica Inc	7,314	349	DST Systems Inc	24,338	2,345
			Genpact Ltd (a)	8,205	144
Cullen/Frost Bankers Inc	2,130	172
East West Bancorp Inc	67,706	2,489	Lexmark International Inc	3,698	160
			NCR Corp (a)	8,695	241
Fifth Third Bancorp	815,764	16,306
First Horizon National Corp	13,556	174	NetApp Inc	8,027	343
First Republic Bank/CA	4,649	237	SanDisk Corp	43,073	4,055
			Synopsys Inc (a)	5,900	242
Fulton Financial Corp	11,650	138	Teradata Corp (a)	1,918	81
Huntington Bancshares Inc/OH	762,786	7,559
KeyCorp	839,643	11,083	Western Digital Corp	124,189	12,216
M&T Bank Corp	4,441	543			$40,067
Northern Trust Corp	9,157	607	Consumer Products - 0.39%
PacWest Bancorp	3,891	166	Avery Dennison Corp	82,413	3,861
Regions Financial Corp	53,966	536
SunTrust Banks Inc	20,879	817
SVB Financial Group (a)	23,956	2,683	Distribution & Wholesale - 0.03%
TCF Financial Corp	9,854	152	Genuine Parts Co	469	46
Zions Bancorporation	6,238	181	WESCO International Inc (a)	2,587	213
		$70,241			$259

Beverages - 0.05%			Diversified Financial Services - 5.88%
Constellation Brands Inc (a)	633	58	Air Lease Corp	5,466	200
Molson Coors Brewing Co	5,425	403	Ameriprise Financial Inc	129,923	16,393
		$461	Discover Financial Services	271,380	17,308
			E*Trade Financial Corp (a)	9,674	216
Biotechnology - 0.02%			FNF Group	9,341	279
Bio-Rad Laboratories Inc (a)	1,201	136	FNFV Group (a)	5,365	72
Myriad Genetics Inc (a)	536	21	Intercontinental Exchange Inc	2,223	463
		$157	Invesco Ltd	14,387	582
Building Materials - 1.16%			Lazard Ltd	62,580	3,080
CRH PLC ADR	185,200	4,151	NASDAQ OMX Group Inc/The	4,490	194
Owens Corning Inc	215,600	6,912	Navient Corp	660,943	13,073
			Raymond James Financial Inc	4,821	271

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Diversified Financial Services (continued)			Food (continued)
Santander Consumer USA Holdings Inc	4,829	$89	JM Smucker Co/The	4,053	$422
SLM Corp	562,700	5,374	Pilgrim's Pride Corp (a)	3,166	90
Synchrony Financial (a)	2,039	55	Pinnacle Foods Inc	3,136	106
		$57,649	Safeway Inc	7,642	267
			Tyson Foods Inc	245,714	9,914
Electric - 6.41%			Whole Foods Market Inc	7,004	276
AES Corp/VA	24,466	344			$11,849
Alliant Energy Corp	3,742	232
Ameren Corp	8,201	347	Forest Products & Paper - 0.12%
Calpine Corp (a)	12,268	280	Domtar Corp	3,940	162
CMS Energy Corp	14,471	473	International Paper Co	14,610	740
Consolidated Edison Inc	10,004	634	MeadWestvaco Corp	5,669	250
DTE Energy Co	5,974	491			$1,152
Edison International	90,065	5,636
Entergy Corp	145,251	12,204	Gas - 3.09%
FirstEnergy Corp	14,339	535	AGL Resources Inc	209,234	11,280
Integrys Energy Group Inc	2,721	198	Atmos Energy Corp	4,308	228
MDU Resources Group Inc	6,426	181	CenterPoint Energy Inc	216,983	5,327
Northeast Utilities	10,788	532	National Fuel Gas Co	2,834	196
NRG Energy Inc	11,375	341	NiSource Inc	97,590	4,105
OGE Energy Corp	6,927	258	Questar Corp	5,919	143
Pepco Holdings Inc	8,466	232	Sempra Energy	8,320	915
Pinnacle West Capital Corp	157,131	9,659	UGI Corp	8,146	307
PPL Corp	474,731	16,611	Vectren Corp	173,880	7,816
Public Service Enterprise Group Inc	27,166	1,122			$30,317
SCANA Corp	4,802	264	Hand & Machine Tools - 1.38%
TECO Energy Inc	7,868	154	Kennametal Inc	4,620	178
Westar Energy Inc	102,631	3,880	Lincoln Electric Holdings Inc	3,055	221
Wisconsin Energy Corp	7,623	379	Regal-Beloit Corp	2,687	191
Xcel Energy Inc	234,622	7,853	Snap-on Inc	1,889	250
		$62,840	Stanley Black & Decker Inc	135,032	12,644
Electrical Components & Equipment - 0.05%					$13,484
Energizer Holdings Inc	2,477	304	Healthcare - Products - 1.39%
Hubbell Inc	1,878	213	Boston Scientific Corp (a)	48,337	642
		$517	CareFusion Corp (a)	7,009	402
Electronics - 0.24%			Cooper Cos Inc/The	710	116
Agilent Technologies Inc	11,524	637	DENTSPLY International Inc	3,927	199
Arrow Electronics Inc (a)	3,779	215	Hill-Rom Holdings Inc	3,108	138
			Hologic Inc (a)	6,375	167
Avnet Inc	4,183	181
AVX Corp	2,667	39	Hospira Inc	5,670	305
			QIAGEN NV (a)	9,427	221
FLIR Systems Inc	2,529	85	Sirona Dental Systems Inc (a)	1,272	100
Garmin Ltd	4,918	273
Gentex Corp/MI	3,582	117	St Jude Medical Inc	164,194	10,537
Jabil Circuit Inc	7,709	161	Techne Corp	1,092	99
Knowles Corp (a)	4,872	95	Teleflex Inc	1,396	159
PerkinElmer Inc	5,260	228	Zimmer Holdings Inc	5,264	586
Tech Data Corp (a)	2,254	135			$13,671
Tyco International Ltd	2,898	124	Healthcare - Services - 2.95%
Vishay Intertechnology Inc	7,854	106	Cigna Corp	126,401	12,586
		$2,396	Community Health Systems Inc (a)	3,864	212
			Covance Inc (a)	323	26
Engineering & Construction - 1.24%			DaVita HealthCare Partners Inc (a)	3,937	307
AECOM Technology Corp (a)	195,311	6,358
			HCA Holdings Inc (a)	11,929	836
Fluor Corp	2,336	155	Health Net Inc/CA (a)	156,281	7,425
Jacobs Engineering Group Inc (a)	5,093	242
KBR Inc	285,200	5,441	Humana Inc	6,250	868
			Laboratory Corp of America Holdings (a)	2,107	230
		$12,196	LifePoint Hospitals Inc (a)	2,615	183
Entertainment - 0.67%			Mednax Inc (a)	2,074	130
Dolby Laboratories Inc	2,755	115	Quest Diagnostics Inc	5,835	370
International Game Technology	8,351	137	Universal Health Services Inc	54,945	5,698
SeaWorld Entertainment Inc	329,200	6,334			$28,871

		$6,586	Holding Companies - Diversified - 0.03%
Environmental Control - 0.06%			Leucadia National Corp	10,331	246
Clean Harbors Inc (a)	918	46
Republic Services Inc	10,027	385
Waste Connections Inc	2,790	139	Home Builders - 0.10%
			DR Horton Inc	9,779	223
		$570	Lennar Corp	6,534	281
Food - 1.21%			Pulte Group Inc	14,378	276
ConAgra Foods Inc	16,226	557	Toll Brothers Inc (a)	5,717	183
Hain Celestial Group Inc (a)	243	26			$963
Ingredion Inc	2,477	191

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Home Furnishings - 0.46%			Machinery - Construction & Mining - 1.18%
Harman International Industries Inc	36,130	$3,878	Joy Global Inc	216,876	$11,415
Leggett & Platt Inc	4,046	159	Terex Corp	6,339	182
Whirlpool Corp	2,799	482			$11,597

		$4,519	Machinery - Diversified - 0.35%
Housewares - 0.02%			AGCO Corp	3,735	166
Newell Rubbermaid Inc	6,455	215	IDEX Corp	309	23
			Roper Industries Inc	1,852	293

Insurance - 5.69%			Xylem Inc/NY	81,214	2,953
Alleghany Corp (a)	557	247			$3,435
Allied World Assurance Co Holdings AG	5,681	216	Media - 0.62%
American Financial Group Inc/OH	3,490	209	DISH Network Corp (a)	3,281	209
American National Insurance Co	425	49	Gannett Co Inc	8,601	271
Aon PLC	2,665	229	John Wiley & Sons Inc	2,715	158
Arch Capital Group Ltd (a)	5,264	296	Liberty Media Corp - A shares (a)	3,345	161
Aspen Insurance Holdings Ltd	116,398	5,079	Liberty Media Corp - C shares (a)	6,414	307
Assurant Inc	2,934	200	Meredith Corp	86,200	4,494
Assured Guaranty Ltd	9,723	224	News Corp (a)	16,810	260
Axis Capital Holdings Ltd	4,231	204	Nielsen NV	4,111	175
Cincinnati Financial Corp	6,403	323	Starz (a)	731	23
CNA Financial Corp	1,475	58			$6,058
Endurance Specialty Holdings Ltd	2,574	149
Everest Re Group Ltd	70,807	12,083	Metal Fabrication & Hardware - 0.05%
Genworth Financial Inc (a)	552,590	7,731	Timken Co/The	4,479	193
Hanover Insurance Group Inc/The	2,539	170	TimkenSteel Corp	2,252	91
Hartford Financial Services Group Inc/The	17,654	699	Valmont Industries Inc	1,477	201
HCC Insurance Holdings Inc	3,870	202			$485
Lincoln National Corp	208,074	11,394	Mining - 0.12%
Loews Corp	10,918	476	Alcoa Inc	46,793	784
Markel Corp (a)	469	324
MBIA Inc (a)	8,111	79	Newmont Mining Corp	16,755	314
			Royal Gold Inc	2,186	125
Mercury General Corp	1,543	82			$1,223
Old Republic International Corp	15,397	227
PartnerRe Ltd	51,237	5,927	Miscellaneous Manufacturing - 2.30%
Progressive Corp/The	23,240	614	AO Smith Corp	2,409	129
Protective Life Corp	3,096	216	Carlisle Cos Inc	2,316	206
Reinsurance Group of America Inc	1,931	163	Crane Co	1,782	111
RenaissanceRe Holdings Ltd	1,531	158	Donaldson Co Inc	710	30
StanCorp Financial Group Inc	2,543	177	Dover Corp	2,598	207
Torchmark Corp	5,172	274	Eaton Corp PLC	147,000	10,053
Unum Group	10,105	338	Ingersoll-Rand PLC	9,361	586
Validus Holdings Ltd	5,001	199	ITT Corp	4,133	186
Voya Financial Inc	5,645	222	Parker-Hannifin Corp	2,632	334
Willis Group Holdings PLC	147,500	5,978	Pentair PLC	6,821	457
WR Berkley Corp	3,888	200	SPX Corp	103,080	9,771
XL Group PLC	10,658	361	Textron Inc	10,531	437
		$55,777	Trinity Industries Inc	2,090	75
					$22,582
Internet - 0.13%
AOL Inc (a)	4,725	206	Office & Business Equipment - 0.46%
IAC/InterActiveCorp	2,508	170	Pitney Bowes Inc	6,807	168
Liberty Interactive Corp (a)	8,323	217	Xerox Corp	326,291	4,333
Symantec Corp	26,100	648			$4,501

		$1,241	Oil & Gas - 4.22%
Iron & Steel - 0.36%			Atwood Oceanics Inc	2,897	118
Nucor Corp	12,397	670	Chesapeake Energy Corp	15,528	344
Reliance Steel & Aluminum Co	2,999	203	Cimarex Energy Co	24,136	2,743
Steel Dynamics Inc	9,838	226	CVR Energy Inc	541	26
United States Steel Corp	61,923	2,479	Denbury Resources Inc	14,172	176
		$3,578	Diamond Offshore Drilling Inc	3,851	145
			Energen Corp	2,742	186
Leisure Products & Services - 1.11%			EP Energy Corp (a)	1,892	28
Jarden Corp (a)	3,399	221
			Helmerich & Payne Inc	59,599	5,174
Royal Caribbean Cruises Ltd	157,350	10,695	HollyFrontier Corp	6,141	279
		$10,916	Murphy Oil Corp	129,515	6,915
			Murphy USA Inc (a)	81,452	4,667
Lodging - 0.50%
Choice Hotels International Inc	1,885	101	Nabors Industries Ltd	10,262	183
Hyatt Hotels Corp (a)	68,960	4,084	Newfield Exploration Co (a)	5,228	170
Marriott International Inc/DE	1,503	114	Noble Energy Inc	3,965	229
MGM Resorts International (a)	11,572	269	Patterson-UTI Energy Inc	93,923	2,163
Starwood Hotels & Resorts Worldwide Inc	4,018	308	PBF Energy Inc	2,732	71
		$4,876	QEP Resources Inc	9,005	226
			Rowan Cos PLC	7,280	177

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Oil & Gas (continued)			REITS (continued)
Seadrill Ltd	146,230	$3,363	Liberty Property Trust	5,689	$198
Seventy Seven Energy Inc (a)	1,656	22	Macerich Co/The	5,382	379
Tesoro Corp	148,823	10,628	MFA Financial Inc	21,078	177
Ultra Petroleum Corp (a)	6,152	140	Mid-America Apartment Communities Inc	2,887	204
Unit Corp (a)	2,700	131	National Retail Properties Inc	4,743	181
Whiting Petroleum Corp (a)	47,540	2,911	Omega Healthcare Investors Inc	131,872	5,032
WPX Energy Inc (a)	6,942	133	Piedmont Office Realty Trust Inc	9,233	180
		$41,348	Post Properties Inc	3,260	182
			Prologis Inc	19,445	810
Oil & Gas Services - 0.07%			Realty Income Corp	8,530	393
Cameron International Corp (a)	2,829	168
			Regency Centers Corp	3,556	216
Frank's International NV	1,759	30	Senior Housing Properties Trust	7,496	169
MRC Global Inc (a)	3,215	68
Oil States International Inc (a)	2,705	162	SL Green Realty Corp	51,573	5,967
			Spirit Realty Capital Inc	13,457	160
Superior Energy Services Inc	8,365	210	Starwood Property Trust Inc	8,786	198
		$638	Tanger Factory Outlet Centers Inc	1,965	70
Packaging & Containers - 0.07%			Two Harbors Investment Corp	20,979	212
Bemis Co Inc	3,926	151	UDR Inc	454,577	13,742
Owens-Illinois Inc (a)	4,046	104	Ventas Inc	5,928	406
Rock-Tenn Co	4,854	248	Vornado Realty Trust	5,550	608
Sonoco Products Co	3,956	162	Washington Prime Group Inc	8,922	157
		$665	Weingarten Realty Investors	4,743	172
			Weyerhaeuser Co	18,138	614
Pharmaceuticals - 5.49%					$101,526
Cardinal Health Inc	388,502	30,489
Mallinckrodt PLC (a)	81,490	7,512	Retail - 4.59%
Omnicare Inc	223,777	14,902	Abercrombie & Fitch Co	3,577	120
Perrigo Co PLC	3,471	560	Bed Bath & Beyond Inc (a)	4,469	301
Quintiles Transnational Holdings Inc (a)	1,724	101	Best Buy Co Inc	7,634	261
VCA Inc (a)	5,226	238	Big Lots Inc	95,421	4,356
		$53,802	CST Brands Inc	638	24
			Darden Restaurants Inc	4,434	230
Pipelines - 0.02%			Dick's Sporting Goods Inc	4,603	209
ONEOK Inc	3,750	221	Dillard's Inc	63,867	6,755
			Dollar General Corp (a)	2,812	176
Real Estate - 0.66%			DSW Inc	4,330	128
Jones Lang LaSalle Inc	46,228	6,250	Foot Locker Inc	175,885	9,851
WP Carey Inc	3,796	257	GameStop Corp	4,120	176
		$6,507	Kohl's Corp	7,484	406
			L Brands Inc	171,634	12,378
REITS - 10.36%			Macy's Inc	149,401	8,638
Alexandria Real Estate Equities Inc	2,856	237	Penske Automotive Group Inc	1,364	62
American Campus Communities Inc	4,073	160	PVH Corp	584	67
American Capital Agency Corp	12,289	279	Rite Aid Corp (a)	18,512	97
American Realty Capital Properties Inc	30,443	270	Sally Beauty Holdings Inc (a)	2,416	71
Annaly Capital Management Inc	32,484	371	Signet Jewelers Ltd	1,454	175
AvalonBay Communities Inc	4,953	772	Staples Inc	24,524	311
BioMed Realty Trust Inc	7,357	160	Urban Outfitters Inc (a)	1,758	53
Boston Properties Inc	4,553	577	Wendy's Co/The	4,400	35
Brandywine Realty Trust	9,287	143	World Fuel Services Corp	3,261	134
Camden Property Trust	3,283	252			$45,014
CBL & Associates Properties Inc	9,569	183
Chimera Investment Corp	61,378	191	Savings & Loans - 2.20%
Columbia Property Trust Inc	6,104	154	First Niagara Financial Group Inc	661,535	4,954
Corporate Office Properties Trust	194,170	5,309	Hudson City Bancorp Inc	17,683	171
Corrections Corp of America	3,924	144	New York Community Bancorp Inc	537,580	8,575
DDR Corp	11,590	210	People's United Financial Inc	537,882	7,864
Digital Realty Trust Inc (b)	5,205	359			$21,564
Douglas Emmett Inc	5,580	157	Semiconductors - 1.30%
Duke Realty Corp	758,945	14,390	Altera Corp	6,620	227
Equity Commonwealth (a)	7,061	189
			Analog Devices Inc	5,766	286
Equity LifeStyle Properties Inc	158,366	7,776	Applied Materials Inc	15,473	342
Essex Property Trust Inc	33,975	6,855	Broadcom Corp	20,283	849
Extra Space Storage Inc	78,880	4,588	First Solar Inc (a)	2,752	162
Federal Realty Investment Trust	1,335	176	KLA-Tencor Corp	848	67
General Growth Properties Inc	150,828	3,908	Lam Research Corp	4,542	354
HCP Inc	17,718	779	Marvell Technology Group Ltd	15,389	207
Health Care REIT Inc	5,937	422	Maxim Integrated Products Inc	1,330	39
Home Properties Inc	3,378	217	Microchip Technology Inc	161,600	6,967
Hospitality Properties Trust	5,937	176	Micron Technology Inc (a)	74,010	2,449
Host Hotels & Resorts Inc	903,584	21,063	NVIDIA Corp	17,968	351
Iron Mountain Inc	1,069	38	ON Semiconductor Corp (a)	12,381	103
Kilroy Realty Corp	2,788	189	Rovi Corp (a)	5,601	117
Kimco Realty Corp	16,219	405

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value(000	's)	Portfolio Summary (unaudited)
				Sector	Percent
Semiconductors (continued)				Financial	31.96%
Teradyne Inc	10,058	$185		Consumer, Non-cyclical	15.45%
		$12,705		Consumer, Cyclical	12.36%
Shipbuilding - 0.00%				Industrial	10.79%
Huntington Ingalls Industries Inc	437	46		Utilities	9.55%
				Technology	8.35%
				Energy	4.34%
Software - 2.51%				Exchange Traded Funds	3.59%
Activision Blizzard Inc	541,254	10,798		Basic Materials	2.40%
ANSYS Inc (a)	2,688	211
Autodesk Inc (a)	2,761	159		Communications	0.89%
				Diversified	0.03%
CA Inc	421,871	12,260		Other Assets in Excess of Liabilities, Net	0.29%
Citrix Systems Inc (a)	896	57
Dun & Bradstreet Corp/The	1,367	168		TOTAL NET ASSETS	100.00%
Electronic Arts Inc (a)	4,122	169
Fidelity National Information Services Inc	9,523	556
Informatica Corp (a)	632	22
Nuance Communications Inc (a)	8,796	136
Paychex Inc	2,065	97
		$24,633

Telecommunications - 0.14%
EchoStar Corp (a)	1,922	90
Frontier Communications Corp	38,748	253
Harris Corp	3,211	224
Juniper Networks Inc	14,068	297
Level 3 Communications Inc (a)	664	31
Motorola Solutions Inc	5,882	379
Telephone & Data Systems Inc	5,008	128
Windstream Holdings Inc	1,800	19
		$1,421

Textiles - 0.03%
Mohawk Industries Inc (a)	2,083	296

Toys, Games & Hobbies - 0.03%
Hasbro Inc	1,039	60
Mattel Inc	7,301	227
		$287

Transportation - 0.74%
Con-way Inc	3,353	145
Golar LNG Ltd	122,700	6,885
Ryder System Inc	1,800	159
Tidewater Inc	2,887	107
		$7,296

Trucking & Leasing - 0.02%
AMERCO	188	51
GATX Corp	2,756	175
		$226

Water - 0.05%
American Water Works Co Inc	6,049	323
Aqua America Inc	5,986	157
		$480
TOTAL COMMON STOCKS		$942,284
INVESTMENT COMPANIES - 3.59%	Shares Held	Value(000	's)

Publicly Traded Investment Fund - 3.59%
BlackRock Liquidity Funds FedFund Portfolio	505,855	506
BlackRock Liquidity Funds TempFund	30,675,858	30,676
Portfolio
Goldman Sachs Financial Square Funds -	3,741,460	3,741
Money Market Fund
JP Morgan Prime Money Market Fund	273,144	273
		$35,196
TOTAL INVESTMENT COMPANIES		$35,196
Total Investments		$977,480
Other Assets in Excess of Liabilities, Net - 0.29%		$2,814
TOTAL NET ASSETS - 100.00%		$980,294

(a) Non-Income Producing Security
(b) Security is Illiquid

See accompanying notes

Schedule of Investments
MidCap Value Fund III
October 31, 2014

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P Mid 400 Emini; December 2014	Long	266	$36,934	$37,650	$716
Total					$716
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2014

INVESTMENT COMPANIES - 5.76%	Shares Held	Value (000's)		Principal
			BONDS (continued)	Amount (000's)	Value (000's)
Publicly Traded Investment Fund - 5.76%
Deutsche Money Market Series	19,980,000	$19,980	Other Asset Backed Securities (continued)
Morgan Stanley Institutional Liquidity Funds -	20,000,000	20,000	GE Equipment Midticket LLC Series 2014-1
Government Portfolio			0.20%, 09/22/2015 (a)	$2,129	$2,129
STIT - Liquid Assets Portfolio	22,200,000	22,200	GE Equipment Small Ticket LLC Series 2014-
		$62,180	1
TOTAL INVESTMENT COMPANIES		$62,180	0.25%, 04/24/2015 (a),(b)	1,412	1,412
	Principal		GE Equipment Transportation LLC Series
BONDS- 13.11%	Amount (000's)	Value (000's)	2014-1
			0.20%, 06/23/2015 (a)	2,944	2,944
Automobile Asset Backed Securities - 5.13%			GreatAmerica Leasing Receivables
Ally Auto Receivables Trust 2014-2			0.25%, 03/15/2015 (a),(b)	1,008	1,008
0.20%, 10/15/2015 (a)	$5,477	$5,477	Macquarie Equipment Funding Trust 2014-A
Ally Auto Receivables Trust 2014-SN2			0.26%, 09/21/2015 (b)	5,071	5,071
0.25%, 10/20/2015 (a)	6,500	6,500	Volvo Financial Equipment LLC Series 2014-
AmeriCredit Automobile Receivables Trust			1
2014-2			0.21%, 03/16/2015 (b)	1,138	1,138
0.21%, 06/08/2015 (a)	1,893	1,893			$19,711
ARI Fleet Lease Trust 2014-A			TOTAL BONDS		$141,565
0.25%, 04/15/2015 (a),(b)	1,764	1,764
				Principal
Chrysler Capital Auto Receivables Trust 2014-			MUNICIPAL BONDS - 5.15%	Amount (000's)	Value (000's)
B
0.20%, 10/15/2015 (a),(b)	7,615	7,615	California - 0.45%
Enterprise Fleet Financing LLC			California Statewide Communities
0.25%, 08/20/2015 (b)	2,945	2,945	Development Authority (credit support from
GM Financial Automobile Leasing Trust			Fannie Mae)
2014-2			0.11%, 11/07/2014 (d)	$100	$100
0.25%, 09/21/2015 (b)	1,796	1,796	Kern Water Bank Authority (credit support
Mercedes Benz Auto Lease Trust 2014-A			from Wells Fargo)
0.20%, 04/15/2015 (a)	1,041	1,041	0.15%, 11/07/2014 (d)	4,700	4,700
Nissan Auto Lease Trust 2014-B					$4,800
0.20%, 10/15/2015 (a)	7,100	7,100
			Colorado - 1.39%
Santander Drive Auto Receivables Trust 2014-			City of Colorado Springs CO Utilities System
2
0.25%, 05/15/2015 (a)	617	617	Revenue (credit support from Bank of
			America)
Volkswagen Auto Loan Enhanced Trust 2014-			0.15%, 11/07/2014 (d)	6,100	6,100
2
0.20%, 10/20/2015 (a)	6,500	6,500	Colorado Housing & Finance
			Authority (credit support from Federal Home

Wheels SPV 2 LLC			Loan Bank)
0.24%, 05/20/2015 (a),(b)	2,408	2,407	0.09%, 11/07/2014 (a),(d)	7,610	7,610
World Omni Auto Receivables Trust 2014-B			County of Kit Carson CO (credit support from
0.23%, 11/16/2015	4,800	4,800	Wells Fargo)
World Omni Automobile Lease Securitization			0.09%, 11/07/2014 (d)	1,280	1,280
Trust 2014-A
0.20%, 10/09/2015	4,969	4,969			$14,990
		$55,424	Illinois - 1.15%
			Memorial Health System/IL (credit support
Banks- 1.41%			from JP Morgan Chase & Co)
JP Morgan Chase Bank NA			0.09%, 11/07/2014 (d)	12,405	12,405
0.42%, 12/21/2014 (a)	8,000	8,000
Wells Fargo Bank NA
0.37%, 11/20/2015 (a)	7,200	7,200	Indiana - 0.29%
		$15,200	Ball State University Foundation Inc (credit
			support from US Bank)
Diversified Financial Services - 2.34%			0.10%, 11/03/2014 (d)	3,150	3,150
Corporate Finance Managers Inc
0.15%, 11/07/2014 (a)	10,250	10,250
MetLife Inc			Iowa- 0.23%
0.30%, 08/17/2015 (a),(c)	15,000	15,000	Iowa Finance Authority (credit support from
		$25,250	GNMA/FNMA/FHLMC)
			0.11%, 11/07/2014 (d)	2,500	2,500
Healthcare - Services - 0.92%
Portland Clinic LLP/The
0.11%, 11/07/2014 (a)	9,980	9,980	Maryland - 0.43%
			City of Baltimore MD (credit support from
			State Street Bank & Trust)
Insurance - 1.48%			0.09%, 11/07/2014 (d)	4,600	4,600
New York Life Global
0.22%, 07/24/2015 (a),(c)	16,000	16,000
			Minnesota - 0.46%
			City of St Paul MN (credit support from US
Other Asset Backed Securities - 1.83%			Bank)
CNH Equipment Trust 2014-A			0.15%, 11/07/2014 (d)	5,000	5,000
0.20%, 02/17/2015 (a)	1,872	1,872
Dell Equipment Finance Trust 2014-1
0.26%, 08/14/2015 (b)	4,137	4,137

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2014

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

New Mexico - 0.39%			Banks (continued)
City of Las Cruces NM (credit support from			Skandinaviska Enskilda Banken AB
Wells Fargo)			0.15%, 12/29/2014 (b),(e)	$6,000	$5,999
0.15%, 11/07/2014 (d)	$4,200	$4,200	0.20%, 11/17/2014 (b),(e)	8,000	7,999
			0.22%, 01/08/2015 (b),(e)	5,000	4,998
			0.23%, 12/01/2014 (b),(e)	8,000	7,999
Oklahoma - 0.33%			Societe Generale SA
Oklahoma University Hospital (credit support			0.19%, 12/31/2014 (b),(e)	8,500	8,497
from Bank of America)
0.12%, 11/07/2014 (d)	3,600	3,600	Standard Chartered Bank/New York
			0.19%, 11/13/2014 (b)	8,400	8,399
			0.21%, 02/17/2015 (b)	8,000	7,995
Washington - 0.03%			0.23%, 12/18/2014 (b)	8,880	8,877
Washington State Housing Finance			Sumitomo Mitsui Banking Corp
Commission (credit support from Fannie			0.15%, 12/30/2014 (b),(e)	7,500	7,498
Mae)			0.20%, 12/09/2014 (b),(e)	4,000	3,999
0.13%, 11/07/2014 (d)	320	320	0.21%, 12/05/2014 (b),(e)	8,000	7,998
			0.22%, 12/10/2014 (b),(e)	7,000	6,998
TOTAL MUNICIPAL BONDS		$55,565			$266,321

	Principal		Consumer Products - 1.22%
COMMERCIAL PAPER - 68.53%	Amount (000's))	Value (000's	Reckitt Benckiser Treasury Services
Agriculture - 0.31%			PLC (credit support from Reckitt Benckiser
Archer-Daniels-Midland Co			Group)
0.07%, 12/08/2014 (b)	$2,000	$2,000	0.21%, 12/04/2014 (b),(d)	5,450	5,449
Philip Morris International Inc			0.22%, 11/25/2014 (b),(d)	7,700	7,699
0.12%, 11/13/2014 (b)	1,350	1,350			$13,148

		$3,350	Diversified Financial Services - 26.11%
Automobile Manufacturers - 0.74%			Alpine Securitization Corp
BMW US Capital LLC (credit support from			0.19%, 11/07/2014 (b)	4,000	4,000
BMW AG)			0.19%, 11/12/2014 (b)	7,900	7,900
0.08%, 11/04/2014 (b),(d)	8,000	8,000	0.23%, 11/13/2014 (b)	4,511	4,511
			0.26%, 02/04/2015 (b)	8,500	8,494
			Anglesea Funding LLC
Banks- 24.67%			0.14%, 11/03/2014 (b)	7,800	7,800
Bank of Tokyo-Mitsubishi UFJ Ltd/New York			AXA Financial Inc (credit support from AXA
NY			SA)
0.19%, 01/06/2015	7,000	6,998	0.20%, 12/01/2014 (b),(d)	5,000	4,999
0.20%, 12/03/2014	5,000	4,999	BNP Paribas Finance Inc (credit support from
Barclays Bank PLC			BNP Paribas)
0.19%, 12/11/2014	8,000	7,998	0.18%, 11/14/2014 (d)	7,800	7,799
0.22%, 01/09/2015	7,200	7,197	0.22%, 11/26/2014 (d)	7,000	6,999
Credit Suisse/New York NY			0.22%, 12/02/2014 (d)	7,000	6,999
0.22%, 11/05/2014	6,900	6,900	CAFCO LLC
0.22%, 12/17/2014	5,500	5,498	0.17%, 11/03/2014 (b)	7,600	7,600
0.22%, 12/23/2014	8,000	7,997	Collateralized Commercial Paper Co LLC
0.26%, 11/14/2014	5,000	5,000	0.15%, 01/05/2015	10,000	9,997
DNB Bank ASA			0.20%, 11/24/2014	9,000	8,999
0.15%, 12/29/2014 (b),(e)	7,500	7,498
0.20%, 01/16/2015 (b),(e)	7,000	6,997	Collateralized Commercial Paper II Co LLC
			0.25%, 11/24/2014 (b)	8,000	7,999
0.22%, 01/05/2015 (b),(e)	8,000	7,997
			Dealers Capital Access Trust Inc
HSBC USA Inc			0.20%, 11/07/2014	8,000	8,000
0.20%, 01/22/2015	5,300	5,298	0.20%, 11/19/2014	6,400	6,399
Manhattan Asset Funding Co LLC			0.21%, 12/08/2014	7,000	6,998
0.13%, 11/04/2014 (b)	6,900	6,900
0.15%, 12/02/2014 (b)	3,000	3,000	0.25%, 11/03/2014	5,000	5,000
0.16%, 11/19/2014 (b)	8,000	7,999	Fairway Finance LLC
			0.10%, 11/10/2014 (b)	6,000	6,000
0.18%, 12/04/2014 (b)	8,000	7,999
			Gemini Securitization Corp LLC
Mitsubishi UFJ Trust & Banking Corp/NY			0.18%, 11/07/2014 (b)	8,000	8,000
0.20%, 12/29/2014 (b)	7,500	7,498
			Gotham Funding Corp
Mizuho Funding LLC (credit support from			0.14%, 11/20/2014 (b)	5,000	5,000
Mizuho Corp Bank Ltd)			0.15%, 11/06/2014 (b)	8,000	8,000
0.20%, 11/04/2014 (b),(d)	7,000	7,000
			0.15%, 12/08/2014 (b)	6,000	5,999
0.20%, 11/21/2014 (b),(d)	7,500	7,499
			0.16%, 11/21/2014 (b)	7,400	7,399
0.21%, 02/18/2015 (b),(d)	8,000	7,995
			ING US Funding LLC (credit support from
MUFG Union Bank NA			ING Bank)
0.07%, 11/04/2014	8,000	8,000	0.20%, 02/02/2015 (d)	8,000	7,996
0.08%, 11/03/2014	6,000	6,000	0.23%, 11/10/2014 (d)	8,000	7,999
0.08%, 11/05/2014	7,800	7,800	0.29%, 02/20/2015 (d)	8,000	7,993
Nordea Bank AB			John Deere Financial Inc (credit support from
0.18%, 11/03/2014 (b),(e)	8,000	8,000
			John Deere Capital Corp)
Oversea-Chinese Banking Corp Ltd			0.08%, 11/18/2014 (b),(d)	8,000	8,000
0.19%, 11/13/2014 (e)	6,000	6,000
0.23%, 12/19/2014 (e)	7,000	6,998	JP Morgan Securities LLC
			0.15%, 11/12/2014	7,900	7,900

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2014

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value(000	's)

Diversified Financial Services (continued)			REITS - 0.65%
JP Morgan Securities LLC (continued)			Simon Property Group LP
0.20%, 11/17/2014 (b)	$8,000	$7,999	0.14%, 12/22/2014 (b)	$7,000	$6,999
Liberty Street Funding LLC
0.17%, 01/20/2015 (b)	7,000	6,997
0.18%, 12/10/2014 (b)	8,000	7,998	Retail - 1.48%
			Army and Air Force Exchange Service
National Rural Utilities Cooperative Finance			0.06%, 11/03/2014 (b)	16,000	16,000
Corp
0.09%, 11/28/2014	7,000	6,999
Nieuw Amsterdam Receivables Corp			Supranational Bank - 0.63%
0.12%, 11/05/2014 (b)	1,230	1,230	Corp Andina de Fomento
0.17%, 01/08/2015 (b)	3,000	2,999	0.24%, 11/14/2014 (b)	6,800	6,799
Sheffield Receivables Corp
0.14%, 12/12/2014 (b)	7,000	6,999
0.18%, 11/12/2014 (b)	8,000	8,000	Telecommunications - 1.96%
0.18%, 11/18/2014 (b)	7,000	6,999	Telstra Corp Ltd
			0.16%, 01/09/2015 (b)	7,420	7,418
0.22%, 02/03/2015 (b)	4,000	3,998
			0.20%, 03/16/2015 (b)	7,000	6,995
Thunder Bay Funding LLC			0.22%, 03/23/2015 (b)	6,800	6,794
0.12%, 11/25/2014 (b)	5,600	5,600
Toyota Credit Canada Inc (credit support					$21,207
from Toyota Financial Services)			TOTAL COMMERCIAL PAPER		$739,988
0.17%, 11/19/2014 (d)	7,900	7,899		Principal
0.17%, 11/20/2014 (d)	7,400	7,399	CERTIFICATE OF DEPOSIT - 3.29%	Amount (000's)	Value(000	's)
		$281,895	Banks - 3.29%
Electric - 3.69%			Bank of America NA
GDF Suez			0.18%, 12/16/2014	6,700	6,700
0.14%, 12/03/2014 (b)	6,400	6,399	0.20%, 12/11/2014	9,000	9,000
0.14%, 12/16/2014 (b)	6,500	6,499	0.20%, 12/12/2014	7,000	7,000
0.15%, 12/19/2014 (b)	6,100	6,099	Bank of Nova Scotia/Houston
			0.39%, 11/11/2015 (a),(e)	5,800	5,800
0.21%, 11/18/2014 (b)	7,900	7,899
Oglethorpe Power Corp			Citibank NA
0.17%, 12/15/2014 (b)	6,986	6,984	0.19%, 02/23/2015	7,000	7,000
0.17%, 01/12/2015 (b)	6,000	5,998			$35,500
		$39,878	TOTAL CERTIFICATE OF DEPOSIT		$35,500
				Maturity
Electrical Components & Equipment - 0.64%			REPURCHASE AGREEMENTS - 4.47%	Amount (000's)	Value (000	's)
Emerson Electric Co
0.09%, 12/26/2014 (b)	6,900	6,899	Banks - 4.47%
			Merrill Lynch Repurchase Agreement; 0.08%	$48,240	$48,240
			dated 10/31/2014 maturing 11/03/2014
Food- 0.69%			(collateralized by US Government
Unilever Capital Corp (credit support from			Securities; $49,204,800; 0.00% - 2.25%;
Unilever PLC)			dated 03/31/16 - 08/15/21)
0.05%, 11/06/2014 (b),(d)	7,500	7,500
			TOTAL REPURCHASE AGREEMENTS		$48,240
Insurance - 2.78%			Total Investments		$1,083,038
Prudential Funding LLC (credit support from			Liabilities in Excess of Other Assets, Net - (0.31)%			$(3,315)
Prudential Financial Inc)			TOTAL NET ASSETS - 100.00%		$1,079,723
0.06%, 11/07/2014 (d)	7,000	7,000
Prudential PLC
0.15%, 12/15/2014 (b)	8,000	7,998	(a)	Variable Rate. Rate shown is in effect at October 31, 2014.
0.15%, 01/07/2015 (b)	7,000	6,998	(b)		Security exempt from registration under Rule 144A of the Securities Act of
0.18%, 02/17/2015 (b)	5,000	4,997	1933. These securities may be resold in transactions exempt from
0.21%, 01/15/2015 (b)	3,000	2,999	registration, normally to qualified institutional buyers. Unless otherwise
		$29,992	indicated, these securities are not considered illiquid. At the end of the
			period, the value of these securities totaled $548,223 or 50.77% of net
Miscellaneous Manufacturing - 2.12%			assets.
Dover Corp			(c) Security is Illiquid
0.08%, 11/03/2014 (b)	16,000	16,000	(d)		Credit support indicates investments that benefit from credit enhancement
0.09%, 11/03/2014 (b)	6,900	6,900	or liquidity support provided by a third party bank, institution, or
			government agency.
Oil & Gas - 0.63%			(e)	Security issued by foreign bank and denominated in USD.
BP Capital Markets PLC (credit support from
BP PLC)
0.10%, 11/07/2014 (b),(d)	6,800	6,800

Pipelines - 0.21%
Questar Corp
0.14%, 11/12/2014 (b)	2,300	2,300

See accompanying notes

Schedule of Investments
Money Market Fund
October 31, 2014

Portfolio Summary (unaudited)
Sector	Percent
Financial	67.20%
Asset Backed Securities	6.96%
Exchange Traded Funds	5.76%
Insured	5.15%
Utilities	3.69%
Consumer, Non-cyclical	3.14%
Industrial	2.76%
Consumer, Cyclical	2.22%
Communications	1.96%
Energy	0.84%
Government	0.63%
Liabilities in Excess of Other Assets, Net	(0.31)%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2014

COMMON STOCKS - 97.77%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 2.21%			Cosmetics & Personal Care - 0.82%
Boeing Co/The	232,167	$29,000	Procter & Gamble Co/The	233,885	$20,411
Northrop Grumman Corp	93,792	12,939
Teledyne Technologies Inc (a)	127,479	13,211
			Distribution & Wholesale - 0.44%
		$55,150	Pool Corp	182,998	10,925
Airlines - 0.36%
Alaska Air Group Inc	103,704	5,520	Diversified Financial Services - 3.60%
Cathay Pacific Airways Ltd ADR	378,085	3,509	Ameriprise Financial Inc	87,749	11,071
		$9,029	Charles Schwab Corp/The	925,204	26,526
Apparel - 2.12%			FNF Group	368,414	10,993
Nike Inc	429,469	39,928	Franklin Resources Inc	528,052	29,365
Ralph Lauren Corp	79,015	13,025	T Rowe Price Group Inc	144,519	11,864
		$52,953			$89,819

Automobile Manufacturers - 1.02%			Electric - 1.09%
Nissan Motor Co Ltd ADR	113,828	2,100	Duke Energy Corp	114,158	9,378
PACCAR Inc	357,849	23,375	Edison International	174,725	10,935
		$25,475	Xcel Energy Inc	206,491	6,911
					$27,224
Automobile Parts & Equipment - 1.31%
Autoliv Inc	130,119	11,937	Electronics - 2.32%
Johnson Controls Inc	436,997	20,648	FEI Co	78,318	6,601
		$32,585	FLIR Systems Inc	116,841	3,918
			Thermo Fisher Scientific Inc	141,967	16,691
Banks - 7.08%			Trimble Navigation Ltd (a)	273,427	7,344
City National Corp/CA	136,082	10,711	Waters Corp (a)	210,654	23,340
East West Bancorp Inc	309,377	11,373			$57,894
Goldman Sachs Group Inc/The	65,872	12,515
JP Morgan Chase & Co	467,433	28,270	Engineering & Construction - 0.62%
PNC Financial Services Group Inc/The	201,179	17,380	Granite Construction Inc	152,429	5,626
			Jacobs Engineering Group Inc (a)	206,560	9,801
State Street Corp	129,070	9,740
SVB Financial Group (a)	113,005	12,656			$15,427
US Bancorp/MN	560,683	23,885	Environmental Control - 0.53%
Wells Fargo & Co	942,708	50,048	Waste Connections Inc	263,240	13,136
		$176,578

Beverages - 1.80%			Food - 2.61%
AMBEV SA ADR	759,102	5,071	Dairy Farm International Holdings Ltd ADR	159,187	7,641
Brown-Forman Corp	128,694	11,926	Darling Ingredients Inc (a)	112,629	1,982
Coca-Cola Co/The	463,073	19,394	General Mills Inc	258,006	13,406
PepsiCo Inc	89,087	8,567	Kroger Co/The	358,898	19,994
		$44,958	McCormick & Co Inc/MD	162,817	11,515
Biotechnology - 1.23%			Whole Foods Market Inc	265,392	10,438
Gilead Sciences Inc (a)	273,783	30,664			$64,976
			Gas - 1.68%
Building Materials - 0.59%			Sempra Energy	381,494	41,964
Apogee Enterprises Inc	251,725	11,051
Simpson Manufacturing Co Inc	106,816	3,533	Healthcare - Products - 2.12%
		$14,584	Becton Dickinson and Co	119,593	15,391
			Edwards Lifesciences Corp (a)	98,782	11,945
Chemicals - 2.40%
Axiall Corp	111,443	4,491	Medtronic Inc	104,426	7,118
			Techne Corp	100,387	9,140
EI du Pont de Nemours & Co	240,755	16,648	Varian Medical Systems Inc (a)	110,713	9,313
FMC Corp	175,485	10,064
International Flavors & Fragrances Inc	152,698	15,140			$52,907
PPG Industries Inc	66,709	13,588	Healthcare - Services - 1.28%
		$59,931	DaVita HealthCare Partners Inc (a)	190,551	14,876
Commercial Services - 0.67%			Universal Health Services Inc	164,135	17,023
Robert Half International Inc	152,299	8,343			$31,899
TrueBlue Inc (a)	335,444	8,292	Housewares - 0.36%
		$16,635	Tupperware Brands Corp	139,520	8,894
Computers - 5.32%
Apple Inc	767,513	82,891	Insurance - 2.58%
EMC Corp/MA	773,255	22,216	ACE Ltd	149,619	16,353
International Business Machines Corp	137,792	22,653	HCC Insurance Holdings Inc	398,334	20,789
Teradata Corp (a)	115,520	4,889	MetLife Inc	183,880	9,974
		$132,649	StanCorp Financial Group Inc	55,059	3,830
			XL Group PLC	397,219	13,458
Consumer Products - 0.67%					$64,404
Kimberly-Clark Corp	57,840	6,609
WD-40 Co	130,675	10,019	Internet - 2.77%
		$16,628	Amazon.com Inc (a)	60,293	18,417
			eBay Inc (a)	254,892	13,382

See accompanying notes

Schedule of Investments
Principal Capital Appreciation Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Internet (continued)			REITS (continued)
Google Inc - A Shares (a)	32,467	$18,437	Annaly Capital Management Inc	146,819	$1,675
Google Inc - C Shares (a)	30,117	16,838	Essex Property Trust Inc	52,489	10,590
LinkedIn Corp (a)	8,989	2,058	HCP Inc	296,954	13,057
		$69,132	Plum Creek Timber Co Inc	227,294	9,321
			Sabra Health Care REIT Inc	179,411	5,126
Iron & Steel - 0.86%			Ventas Inc	165,543	11,342
Reliance Steel & Aluminum Co	201,345	13,587	Weyerhaeuser Co	475,784	16,110
Schnitzer Steel Industries Inc	333,893	7,863			$81,490
		$21,450
			Retail - 6.02%
Leisure Products & Services - 0.64%			Copart Inc (a)	398,681	13,332
Carnival Corp	161,511	6,485	Costco Wholesale Corp	311,483	41,542
Harley-Davidson Inc	142,778	9,380	CVS Health Corp	266,324	22,853
		$15,865	Home Depot Inc/The	164,608	16,053
Lodging - 0.09%			Nordstrom Inc	385,555	27,995
Red Lion Hotels Corp (a)	399,920	2,268	Starbucks Corp	374,802	28,320
					$150,095

Machinery - Construction & Mining - 0.35%			Savings & Loans - 0.58%
Caterpillar Inc	85,800	8,701	Washington Federal Inc	656,755	14,337

Machinery - Diversified - 0.82%			Semiconductors - 3.77%
AGCO Corp	68,157	3,020	Altera Corp	342,095	11,758
Deere & Co	203,756	17,429	Applied Materials Inc	564,671	12,474
		$20,449	Avago Technologies Ltd	101,302	8,737
			Intel Corp	511,500	17,396
Media - 2.48%			Lam Research Corp	198,496	15,455
Discovery Communications Inc - A Shares (a)	112,501	3,977
Discovery Communications Inc - C Shares (a)	67,344	2,356	Microchip Technology Inc	337,534	14,551
			Qualcomm Inc	171,523	13,466
Viacom Inc	216,986	15,770			$93,837
Walt Disney Co/The	433,274	39,593
		$61,696	Software - 6.38%
			Actuate Corp (a)	35,960	154
Metal Fabrication & Hardware - 0.53%			Adobe Systems Inc (a)	478,768	33,571
Precision Castparts Corp	60,277	13,303	Autodesk Inc (a)	170,499	9,810
			Fair Isaac Corp	218,279	13,599
Mining - 0.37%			Informatica Corp (a)	217,560	7,758
Freeport-McMoRan Inc	319,875	9,116	Microsoft Corp	977,438	45,891
			Omnicell Inc (a)	206,649	6,677
			Oracle Corp	762,195	29,764
Miscellaneous Manufacturing - 1.88%			Tyler Technologies Inc (a)	105,851	11,847
AptarGroup Inc	197,324	12,281			$159,071
Crane Co	151,012	9,416
General Electric Co	973,272	25,120	Telecommunications - 2.86%
		$46,817	AT&T Inc	433,122	15,090
			China Mobile Ltd ADR	193,313	12,003
Oil & Gas - 7.05%			Cisco Systems Inc	484,618	11,858
Apache Corp	271,858	20,987	Corning Inc	537,187	10,975
Chevron Corp	356,220	42,728	Polycom Inc (a)	351,790	4,601
Devon Energy Corp	245,913	14,755	Verizon Communications Inc	335,896	16,879
Energen Corp	141,848	9,603			$71,406
Exxon Mobil Corp	523,337	50,612
HollyFrontier Corp	139,039	6,310	Toys, Games & Hobbies - 0.67%
Occidental Petroleum Corp	292,103	25,977	Hasbro Inc	157,156	9,041
Total SA ADR	77,480	4,640	Mattel Inc	246,614	7,663
		$175,612			$16,704

Oil & Gas Services - 0.68%			Transportation - 1.69%
Natural Gas Services Group Inc (a)	258,057	6,640	Expeditors International of Washington Inc	419,984	17,916
Schlumberger Ltd	103,674	10,228	Union Pacific Corp	207,728	24,190
		$16,868			$42,106

Pharmaceuticals - 6.73%			Trucking & Leasing - 0.25%
Abbott Laboratories	298,248	13,001	Greenbrier Cos Inc/The	98,299	6,148
AbbVie Inc	316,069	20,058
Actavis PLC (a)	42,580	10,336
			Water - 0.20%
Allergan Inc/United States	143,629	27,298	California Water Service Group	190,343	4,955
Bristol-Myers Squibb Co	286,472	16,670
Johnson & Johnson	229,180	24,701	TOTAL COMMON STOCKS		$2,436,744
McKesson Corp	189,706	38,588
Teva Pharmaceutical Industries Ltd ADR	137,452	7,762
VCA Inc (a)	202,007	9,205
		$167,619

REITS - 3.27%
Alexandria Real Estate Equities Inc	171,911	14,269

See accompanying notes

	Schedule of Investments Principal Capital Appreciation Fund October 31, 2014

INVESTMENT COMPANIES - 2.33%	Shares Held	Value(000	's)

Publicly Traded Investment Fund - 2.33%
JP Morgan US Government Money Market	57,954,939		$57,955
Fund

TOTAL INVESTMENT COMPANIES			$57,955
Total Investments			$2,494,699
Liabilities in Excess of Other Assets, Net - (0.10)%			$(2,474)
TOTAL NET ASSETS - 100.00%			$2,492,225

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Consumer, Non-cyclical			17.93%
Financial			17.11%
Technology			15.47%
Consumer, Cyclical			13.03%
Industrial			11.79%
Communications			8.11%
Energy			7.73%
Basic Materials			3.63%
Utilities			2.97%
Exchange Traded Funds			2.33%
Liabilities in Excess of Other Assets, Net			(0.10)%
TOTAL NET ASSETS			100.00%

See accompanying notes

		Schedule of Investments Real Estate Securities Fund October 31, 2014

COMMON STOCKS - 99.45%	Shares Held	Value(000	's)

Healthcare - Services - 0.73%
Brookdale Senior Living Inc (a)	438,078		$14,768

Real Estate - 1.22%
Jones Lang LaSalle Inc	183,100		24,757

REITS - 97.50%
American Realty Capital Properties Inc	931,415		8,262
Apartment Investment & Management Co	1,569,763		56,182
AvalonBay Communities Inc	460,037		71,692
Aviv REIT Inc	444,663		14,998
Boston Properties Inc	640,644		81,202
Camden Property Trust	658,747		50,506
CBL & Associates Properties Inc	218,264		4,175
Corrections Corp of America	708,137		26,045
CubeSmart	1,624,322		34,192
DDR Corp	2,187,853		39,688
Duke Realty Corp	1,617,451		30,667
DuPont Fabros Technology Inc	422,743		13,092
Education Realty Trust Inc	1,619,430		18,235
EPR Properties	666,079		37,367
Equity One Inc	1,008,124		24,195
Equity Residential	846,955		58,914
Essex Property Trust Inc	479,153		96,674
Extra Space Storage Inc	776,306		45,150
Federal Realty Investment Trust	282,848		37,279
First Industrial Realty Trust Inc	2,297,961		44,879
General Growth Properties Inc	2,932,612		75,984
Geo Group Inc/The	150,138		5,997
HCP Inc	724,086		31,838
Health Care REIT Inc	1,103,083		78,440
Host Hotels & Resorts Inc	3,585,361		83,575
Kilroy Realty Corp	668,758		45,302
Pebblebrook Hotel Trust	1,241,984		52,909
Prologis Inc	2,029,302		84,520
Public Storage	418,993		77,237
Saul Centers Inc	376,533		20,691
Simon Property Group Inc	1,279,634		229,323
SL Green Realty Corp	740,729		85,702
Strategic Hotels & Resorts Inc (a)	2,332,321		29,970
Sun Communities Inc	434,778		25,204
Sunstone Hotel Investors Inc	2,200,438		33,689
Taubman Centers Inc	452,217		34,391
Ventas Inc	1,229,304		84,220
Vornado Realty Trust	684,677		74,958
Washington Prime Group Inc	645,067		11,373
Weingarten Realty Investors	695,834		25,224
			$1,983,941
TOTAL COMMON STOCKS			$2,023,466
INVESTMENT COMPANIES - 1.01%	Shares Held	Value(000	's)

Publicly Traded Investment Fund - 1.01%
BlackRock Liquidity Funds FedFund Portfolio	20,528,127		20,528

TOTAL INVESTMENT COMPANIES			$20,528
Total Investments			$2,043,994
Liabilities in Excess of Other Assets, Net - (0.46)%			$(9,281)
TOTAL NET ASSETS - 100.00%			$2,034,713

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Financial			98.72%
Exchange Traded Funds			1.01%
Consumer, Non-cyclical			0.73%
Liabilities in Excess of Other Assets, Net			(0.46)%
TOTAL NET ASSETS			100.00%

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2014

INVESTMENT COMPANIES - 2.06%		Shares Held	Value (000's)		Principal
				BONDS (continued)	Amount (000's)	Value (000's)
Publicly Traded Investment Fund - 2.06%
Morgan Stanley Institutional Liquidity Funds -		52,241,064	$52,241	Automobile Floor Plan Asset Backed Securities (continued)
Government Portfolio				Ford Credit Floorplan Master Owner Trust A
				0.53%, 01/15/2018 (b)	$18,000	$18,019
TOTAL INVESTMENT COMPANIES			$52,241	0.55%, 02/15/2019 (b)	6,000	6,008
		Principal		Nissan Master Owner Trust Receivables
BONDS- 95.84%		Amount (000's)	Value (000's)	0.45%, 02/15/2018 (b)	17,000	17,000
				Volkswagen Credit Auto Master Trust
Agriculture - 1.05%				0.51%, 07/22/2019 (a),(b)	12,000	12,006
Cargill Inc				World Omni Master Owner Trust
6.00%, 11/27/2017 (a)		$23,500	$26,612	0.50%, 02/15/2018 (a),(b)	15,250	15,264
						$110,167

Automobile Asset Backed Securities - 6.48%				Automobile Manufacturers - 1.60%
American Credit Acceptance Receivables				Daimler Finance North America LLC
Trust				1.38%, 08/01/2017 (a)	6,500	6,486
1.64%, 11/15/2016 (a),(b)		1,877	1,879
				PACCAR Financial Corp
AmeriCredit Automobile Receivables 2014-3				0.83%, 12/06/2018 (b)	6,250	6,288
0.64%, 04/09/2018		13,500	13,499	2.20%, 09/15/2019	9,000	9,059
AmeriCredit Automobile Receivables Trust				Toyota Motor Credit Corp
2013-3				2.10%, 01/17/2019	18,750	18,871
0.68%, 10/11/2016 (b)		2,503	2,504
						$40,704
AmeriCredit Automobile Receivables Trust
2013-5				Banks- 15.78%
0.53%, 03/08/2017 (b)		3,251	3,253	Australia & New Zealand Banking Group
AmeriCredit Automobile Receivables Trust				Ltd/New York NY
2014-1				0.79%, 05/15/2018 (b)	7,250	7,280
0.57%, 07/10/2017 (b)		9,026	9,030	Bank of America Corp
AmeriCredit Automobile Receivables Trust				2.60%, 01/15/2019	5,000	5,048
2014-2				Bank of America NA
0.54%, 10/10/2017 (b)		18,000	18,005	0.51%, 06/15/2016 (b)	13,000	12,948
Capital Auto Receivables Asset Trust / Ally				1.25%, 02/14/2017	5,500	5,507
0.97%, 01/22/2018		14,000	14,020	5.30%, 03/15/2017	24,900	27,000
Capital Auto Receivables Asset Trust 2014-1				Bank of New York Mellon Corp/The
0.68%, 05/20/2016 (b)		4,500	4,504	2.20%, 05/15/2019	11,000	11,038
Capital Auto Receivables Asset Trust 2014-3				BB&T Corp
0.48%, 02/21/2017 (b)		12,500	12,501	0.90%, 02/01/2019 (b)	5,500	5,546
CPS Auto Receivables Trust 2013-A				Branch Banking & Trust Co
1.31%, 06/15/2020 (a),(b)		14,713	14,707	0.53%, 05/23/2017 (b)	13,250	13,161
CPS Auto Receivables Trust 2013-B				0.55%, 09/13/2016 (b)	13,500	13,471
1.82%, 09/15/2020 (a),(b)		7,335	7,359	Citigroup Inc
CPS Auto Receivables Trust 2013-C				0.72%, 08/14/2017 (b)	10,000	10,008
1.64%, 04/16/2018 (a)		7,094	7,121	1.00%, 04/08/2019 (b)	4,500	4,517
CPS Auto Receivables Trust 2013-D				4.75%, 05/19/2015	8,750	8,945
1.54%, 07/16/2018 (a),(b)		4,831	4,851	6.13%, 05/15/2018	16,500	18,742
CPS Auto Receivables Trust 2014-C				Commonwealth Bank of Australia/New York
1.31%, 02/15/2019 (a),(b)		9,762	9,771	NY
CPS Auto Trust				2.25%, 03/13/2019	4,500	4,521
1.48%, 03/16/2020 (a)		3,001	3,011	Goldman Sachs Group Inc/The
Santander Drive Auto Receivables Trust 2013-				1.25%, 10/23/2019 (b)	9,500	9,532
5				1.33%, 11/15/2018 (b)	18,750	18,942
0.53%, 04/17/2017 (b)		3,172	3,173	JP Morgan Chase Bank NA
Santander Drive Auto Receivables Trust 2014-				0.56%, 06/13/2016 (b)	6,000	5,983
1				5.88%, 06/13/2016	8,750	9,425
0.74%, 06/15/2017		6,722	6,721	6.00%, 10/01/2017	28,500	31,918
Santander Drive Auto Receivables Trust 2014-				KeyBank NA/Cleveland OH
2				5.45%, 03/03/2016	5,750	6,096
0.54%, 07/17/2017 (b)		14,000	14,003	7.41%, 10/15/2027	24,500	25,273
Santander Drive Auto Receivables Trust 2014-				Morgan Stanley
3				1.08%, 01/24/2019 (b)	29,750	29,960
0.54%, 08/15/2017 (b)		7,000	7,001	1.51%, 04/25/2018 (b)	16,000	16,357
Westlake Automobile Receivables Trust 2014-				National City Bank/Cleveland OH
2				0.60%, 06/07/2017 (b)	4,500	4,465
0.97%, 10/16/2017 (a),(b)		7,500	7,503	PNC Bank NA
			$164,416	4.88%, 09/21/2017	14,800	16,165
				PNC Financial Services Group Inc/The
Automobile Floor Plan Asset Backed Securities - 4.34%				6.75%, 07/29/2049 (b)	7,300	7,968
Ally Master Owner Trust				SunTrust Bank/Atlanta GA
0.60%, 04/15/2018 (b)		16,500	16,524	0.52%, 08/24/2015 (b)	12,000	11,996
0.62%, 01/15/2019 (b)		5,500	5,517
				7.25%, 03/15/2018	9,000	10,408
CNH Wholesale Master Note Trust				US Bank NA/Cincinnati OH
0.75%, 08/15/2019 (a),(b)		8,750	8,771	0.46%, 01/30/2017 (b)	9,500	9,506
Ford Credit Auto Owner Trust/Ford Credit				0.71%, 10/28/2019 (b)	9,000	9,018
2014-RE	V1			Wells Fargo & Co
2.26%, 11/15/2025 (a),(b)		11,000	11,058	7.98%, 12/31/2049 (b)	18,250	20,115

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Banks (continued)			Electric (continued)
Wells Fargo Bank NA			PPL Energy Supply LLC
6.00%, 11/15/2017	$8,500	$9,614	5.70%, 10/15/2035	$10,000	$10,262
		$400,473	6.50%, 05/01/2018	4,750	5,157
			Public Service Co of New Mexico
Beverages - 1.39%			7.95%, 05/15/2018	19,000	22,647
Anheuser-Busch InBev Finance Inc			Southern Co/The
2.15%, 02/01/2019	9,500	9,504	2.45%, 09/01/2018	11,000	11,254
SABMiller Holdings Inc			TransAlta Corp
0.93%, 08/01/2018 (a),(b)	4,500	4,533
1.85%, 01/15/2015 (a)	5,500	5,514	6.65%, 05/15/2018	18,250	20,500
SABMiller PLC					$123,651
6.50%, 07/01/2016 (a)	14,500	15,817	Finance - Mortgage Loan/Banker - 9.27%
		$35,368	Fannie Mae
			0.88%, 02/08/2018	17,000	16,808
Biotechnology - 0.87%			1.00%, 09/27/2017	19,000	18,987
Amgen Inc			1.13%, 04/27/2017	31,000	31,255
1.25%, 05/22/2017	9,000	8,939	1.75%, 06/20/2019	57,500	57,595
2.20%, 05/22/2019	9,000	8,931	1.75%, 09/12/2019	71,250	71,213
Gilead Sciences Inc			1.88%, 02/19/2019	39,000	39,507
2.40%, 12/01/2014	4,250	4,256			$235,365
		$22,126
			Food- 0.45%
Chemicals - 0.60%			Ingredion Inc
Airgas Inc			3.20%, 11/01/2015	6,750	6,898
1.65%, 02/15/2018	3,000	2,983	Tesco PLC
3.25%, 10/01/2015	12,000	12,273	2.00%, 12/05/2014 (a)	4,500	4,504
		$15,256			$11,402

Commercial Services - 0.15%			Gas- 0.23%
ERAC USA Finance LLC			Laclede Group Inc/The
5.60%, 05/01/2015 (a)	3,750	3,836
			0.98%, 08/15/2017 (b)	5,750	5,744

Computers - 0.81%			Healthcare - Services - 1.03%
Apple Inc			Roche Holdings Inc
1.00%, 05/03/2018	4,500	4,413	0.57%, 09/30/2019 (a),(b)	14,000	13,993
International Business Machines Corp			WellPoint Inc
1.95%, 02/12/2019	16,250	16,244	5.88%, 06/15/2017	11,000	12,234
		$20,657			$26,227

Credit Card Asset Backed Securities - 1.20%			Home Equity Asset Backed Securities - 2.68%
Cabela's Credit Card Master Note Trust			ABFC 2005-OPT1 Trust
0.50%, 03/16/2020 (b)	5,750	5,747
			0.51%, 07/25/2035 (b)	488	480
0.60%, 07/15/2022 (b)	9,250	9,228
0.63%, 06/15/2020 (a),(b)	5,400	5,437	ABFC 2005-WMC1 Trust
			0.81%, 06/25/2035 (b)	2,652	2,613
0.85%, 09/17/2018 (a),(b)	10,000	10,038
			ACE Securities Corp Home Equity Loan Trust
		$30,450	Series 2005-AG1
Diversified Financial Services - 4.91%			0.51%, 08/25/2035 (b)	214	207
Ford Motor Credit Co LLC			ACE Securities Corp Home Equity Loan Trust
3.98%, 06/15/2016	15,550	16,242	Series 2005-HE2
General Electric Capital Corp			0.87%, 04/25/2035 (b)	1,484	1,488
0.74%, 01/14/2019 (b)	17,250	17,300	ACE Securities Corp Home Equity Loan Trust
0.88%, 07/12/2016 (b)	24,250	24,447	Series 2005-WF1
5.63%, 09/15/2017	4,750	5,310	0.49%, 05/25/2035 (b)	2,405	2,372
6.38%, 11/15/2067 (b)	9,000	9,608	Asset Backed Securities Corp Home Equity
Jefferies Group LLC			Loan Trust Series OOMC 2005-HE6
3.88%, 11/09/2015	8,750	9,010	0.66%, 07/25/2035 (b)	3,463	3,430
5.50%, 03/15/2016	3,500	3,704	Bayview Financial Acquisition Trust
MassMutual Global Funding II			0.78%, 05/28/2044 (b)	1,000	998
2.10%, 08/02/2018 (a)	9,500	9,582	5.66%, 12/28/2036 (b)	337	337
Murray Street Investment Trust I			Bear Stearns Asset Backed Securities I Trust
4.65%, 03/09/2017 (b)	27,500	29,360	2006-PC1
			0.48%, 12/25/2035 (b)	6,659	6,620
		$124,563
			Credit Suisse First Boston Mortgage Securities
Electric - 4.87%			Corp
Dominion Resources Inc/VA			4.80%, 05/25/2035	4,425	4,556
1.40%, 09/15/2017	9,000	8,969	Home Equity Asset Trust 2005-4
Indiantown Cogeneration LP			0.86%, 10/25/2035 (b)	4,725	4,416
9.77%, 12/15/2020	11,385	12,922	JP Morgan Mortgage Acquisition Corp 2005-
LG&E and KU Energy LLC			FLD1
2.13%, 11/15/2015	10,000	10,123	0.89%, 07/25/2035 (b)	1,739	1,729
NextEra Energy Capital Holdings Inc			JP Morgan Mortgage Acquisition Corp 2005-
7.30%, 09/01/2067 (b)	11,500	12,441	OPT1
NiSource Finance Corp			0.60%, 06/25/2035 (b)	1,301	1,291
5.25%, 09/15/2017	8,500	9,376

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2014

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Home Equity Asset Backed Securities (continued)				Mining (continued)
Mastr Asset Backed Securities Trust 2005-				Teck Resources Ltd
FRE1				5.38%, 10/01/2015	$3,750	$3,898
0.40%, 10/25/2035 (b)		$383	$383			$16,881
New Century Home Equity Loan Trust 2005-
3				Mortgage Backed Securities - 8.98%
0.63%, 07/25/2035 (b)		15,714	15,626	Alternative Loan Trust 2004-J8
RAMP Series 2005-EFC2 Trust				6.00%, 02/25/2017	391	394
0.62%, 07/25/2035 (b)		453	453	Banc of America Alternative Loan Trust 2003-
RASC Series 2003-KS10 Trust				10
4.47%, 03/25/2032		610	619	5.00%, 12/25/2018	689	704
Soundview Home Loan Trust 2005-CTX1				Banc of America Funding 2004-1 Trust
0.57%, 11/25/2035 (b)		3,399	3,356	5.25%, 02/25/2019	1,081	1,120
Structured Asset Securities Corp Mortgage				Banc of America Funding 2004-3 Trust
Loan Trust Series 2005-GEL4				4.75%, 09/25/2019	778	795
0.77%, 08/25/2035 (b)		1,200	1,138	Banc of America Funding 2006-G Trust
				0.33%, 07/20/2036 (b)	851	849
Terwin Mortgage Trust 2005-2HE
0.91%, 01/25/2035 (a),(b)		366	364	Banc of America Mortgage Trust 2004-8
Terwin Mortgage Trust Series TMTS 2005-				5.25%, 10/25/2019	393	403
14	HE			Banc of America Mortgage Trust 2005-7
4.85%, 08/25/2036 (b)		1,946	2,006	5.00%, 08/25/2020	228	232
Wells Fargo Home Equity Asset-Backed				BCAP LLC 2011-RR11 Trust
				2.53%, 03/26/2035 (a),(b)	4,020	4,042
Securities 2004-2 Trust
0.57%, 10/25/2034 (b)		267	259	CHL Mortgage Pass-Through Trust 2003-46
				2.46%, 01/19/2034 (b)	1,499	1,497
5.00%, 10/25/2034		11,500	11,480
5.00%, 10/25/2034		26	26	CHL Mortgage Pass-Through Trust 2004-19
Wells Fargo Home Equity Asset-Backed				5.25%, 10/25/2034	81	81
Securities 2005-2 Trust				CHL Mortgage Pass-Through Trust 2004-J1
				4.50%, 01/25/2019 (b)	281	286
0.56%, 11/25/2035 (b)		1,773	1,769
			$68,016	CHL Mortgage Pass-Through Trust 2004-J7
				5.00%, 09/25/2019	771	798
Insurance - 4.59%				Citigroup Mortgage Loan Trust 2009-6
Berkshire Hathaway Finance Corp				2.61%, 07/25/2036 (a),(b)	1,776	1,787
1.60%, 05/15/2017		11,000	11,134	Credit Suisse First Boston Mortgage Securities
2.00%, 08/15/2018		11,500	11,587	Corp
Chubb Corp/The				1.11%, 05/25/2034 (b)	522	508
6.38%, 03/29/2067 (b)		2,750	2,997	5.00%, 09/25/2019	137	134
Lincoln National Corp				5.00%, 10/25/2019	820	824
7.00%, 05/17/2066 (b)		4,500	4,612	Credit Suisse Mortgage Capital Certificates
MetLife Inc				2.36%, 07/27/2037 (a),(b)	2,256	2,270
6.82%, 08/15/2018		10,000	11,725	Deutsche Mortgage Securities Inc REMIC
Metropolitan Life Global Funding I				Trust Series 2010-RS2
1.30%, 04/10/2017 (a)		6,750	6,764	3.81%, 06/28/2047 (a),(b)	2,975	2,973
2.30%, 04/10/2019 (a)		6,750	6,767	Fannie Mae REMICS
New York Life Global Funding				3.50%, 03/25/2042	1,590	1,660
2.45%, 07/14/2016 (a)		9,000	9,270	Freddie Mac REMICS
Prudential Covered Trust 2012-1				0.60%, 06/15/2023 (b)	13	13
3.00%, 09/30/2015 (a)		3,844	3,916	Ginnie Mae
Prudential Holdings LLC				0.62%, 07/16/2054 (b)	87,638	4,849
1.11%, 12/18/2017 (a),(b)		18,326	18,453	0.70%, 08/16/2051 (b)	85,128	5,173
8.70%, 12/18/2023 (a)		22,855	29,271	0.87%, 02/16/2053 (b)	125,607	8,823
			$116,496	0.91%, 03/16/2049 (b)	115,224	6,502
				0.91%, 09/16/2055 (b)	49,703	3,363
Iron & Steel - 0.26%				0.92%, 03/16/2052 (b)	86,504	6,930
ArcelorMittal				0.93%, 10/16/2054 (b)	74,064	4,920
4.25%, 03/01/2016		6,500	6,646	0.94%, 10/16/2054 (b)	57,564	3,342
				0.94%, 06/16/2055 (b)	50,314	3,158
Manufactured Housing Asset Backed Securities - 0.00%				0.99%, 02/16/2055 (b)	77,294	3,994
Green Tree Financial Corp				1.00%, 01/16/2055 (b)	112,261	6,861
7.70%, 09/15/2026		120	128	1.01%, 10/16/2054 (b)	85,207	5,507
				1.04%, 09/16/2055 (b)	19,823	1,353
				1.11%, 01/16/2054 (b)	64,107	4,535
Media- 0.98%				1.14%, 08/16/2042 (b)	96,283	7,109
CBS Corp				1.15%, 06/16/2045 (b)	87,305	6,657
2.30%, 08/15/2019		9,000	8,882	1.22%, 02/16/2046 (b)	87,845	7,007
NBCUniversal Enterprise Inc				1.27%, 10/16/2051 (b)	4,614	388
0.77%, 04/15/2016 (a),(b)		4,500	4,519
				1.41%, 12/16/2036 (b)	76,961	6,132
Time Warner Cable Inc				1.61%, 01/16/2040 (b)	34,343	2,168
8.25%, 04/01/2019		9,250	11,486	4.50%, 08/20/2032	164	170
			$24,887	JP Morgan Mortgage Trust 2004-A3
Mining - 0.67%				2.34%, 07/25/2034 (b)	1,991	1,999
Glencore Finance Canada Ltd				JP Morgan Mortgage Trust 2004-S1
2.70%, 10/25/2017 (a),(b)		12,750	12,983	5.00%, 09/25/2034	2,383	2,479

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Mortgage Backed Securities (continued)			Other Asset Backed Securities (continued)
JP Morgan Resecuritization Trust Series 2010-			Carrington Mortgage Loan Trust Series 2005-
4			NC4
2.36%, 10/26/2036 (a),(b)	$1,697	$1,699	0.55%, 09/25/2035 (b)	$1,354	$1,340
MASTR Alternative Loan Trust 2003-9			Citigroup Mortgage Loan Trust Inc
6.50%, 01/25/2019	665	680	0.58%, 07/25/2035 (b)	665	658
MASTR Asset Securitization Trust 2004-11			Countrywide Asset-Backed Certificates
5.00%, 12/25/2019	160	164	0.64%, 12/25/2035 (b)	716	714
MASTR Asset Securitization Trust 2004-9			Credit-Based Asset Servicing and
5.00%, 09/25/2019	800	814	Securitization LLC
PHH Mortgage Trust Series 2008-CIM1			4.28%, 08/25/2035 (b)	837	844
5.22%, 06/25/2038	6,886	6,984	4.81%, 07/25/2035 (b)	5,720	5,832
Prime Mortgage Trust 2005-2			CWABS Asset-Backed Certificates Trust
5.25%, 07/25/2020 (b)	1,190	1,212	2005-3
Provident Funding Mortgage Loan Trust 2005-			0.60%, 08/25/2035 (b)	2,664	2,650
1			CWABS Asset-Backed Certificates Trust
0.44%, 05/25/2035 (b)	6,103	5,858	2005-7
RALI Series 2003-QS23 Trust			0.66%, 11/25/2035 (b)	2,260	2,251
5.00%, 12/26/2018	2,118	2,150	Drug Royalty II LP 2
RALI Series 2004-QS3 Trust			3.48%, 07/15/2023 (a),(b)	12,834	12,912
5.00%, 03/25/2019	1,130	1,166	FFMLT Trust 2005-FF2
RBSSP Resecuritization Trust 2009-7			0.81%, 03/25/2035 (b)	648	648
0.55%, 06/26/2037 (a),(b)	1,222	1,169	Fieldstone Mortgage Investment Trust Series
Sequoia Mortgage Trust 2013-4			2005-1
1.55%, 04/25/2043 (b)	15,638	14,581	1.23%, 03/25/2035 (b)	4,033	4,029
Sequoia Mortgage Trust 2013-8			First Franklin Mortgage Loan Trust 2005-
2.25%, 06/25/2043 (b)	11,840	11,222	FF4
Springleaf Mortgage Loan Trust			0.58%, 05/25/2035 (b)	921	915
1.27%, 06/25/2058 (a),(b)	13,923	13,874	JP Morgan Mortgage Acquisition Corp 2005-
Springleaf Mortgage Loan Trust 2012-2			OPT2
2.22%, 10/25/2057 (a)	12,165	12,336	0.44%, 12/25/2035 (b)	2,972	2,904
Springleaf Mortgage Loan Trust 2012-3			Mastr Specialized Loan Trust
1.57%, 12/25/2059 (a),(b)	10,659	10,652	1.40%, 11/25/2034 (a),(b)	1,522	1,525
2.66%, 12/25/2059 (a),(b)	4,623	4,623	Merrill Lynch Mortgage Investors Trust Series
3.56%, 12/25/2059 (a)	2,500	2,538	2005-FM1
Springleaf Mortgage Loan Trust 2013-2			0.53%, 05/25/2036 (b)	1,112	1,106
1.78%, 12/25/2065 (a)	7,539	7,525	NYCTL 2014-A Trust
3.52%, 12/25/2065 (a),(b)	3,500	3,571	1.03%, 11/10/2027 (a),(c)	8,500	8,495
WaMu Mortgage Pass-Through Certificates			OneMain Financial Issuance Trust 2014-1
Series 2003-S8 Trust			2.43%, 06/18/2024 (a),(b),(c)	14,000	14,076
5.00%, 09/25/2018	221	226	OneMain Financial Issuance Trust 2014-2
		$227,833	2.47%, 09/18/2024 (a),(c)	11,000	11,003
			PFS Financing Corp
Oil & Gas - 3.21%			0.65%, 04/17/2017 (a),(b)	8,750	8,753
BP Capital Markets PLC			0.70%, 02/15/2018 (a),(b)	18,000	17,993
4.75%, 03/10/2019	19,000	20,949	0.75%, 02/15/2019 (a),(b)	11,250	11,272
Chevron Corp			0.83%, 10/15/2019 (a),(b)	9,000	8,995
1.72%, 06/24/2018	11,700	11,809	PFS Tax Lien Trust 2014-1
Ensco PLC			1.44%, 05/15/2029 (a),(b)	6,947	6,965
3.25%, 03/15/2016	12,000	12,338	Saxon Asset Securities Trust 2005-3
Phillips 66			0.52%, 11/25/2035 (b)	364	363
2.95%, 05/01/2017	11,000	11,423	Securitized Asset Backed Receivables LLC
Sinopec Group Overseas Development 2014			Trust 2005-OP2
Ltd			0.47%, 10/25/2035 (b)	5,765	5,584
1.75%, 04/10/2017 (a)	9,500	9,488
			Securitized Asset Backed Receivables LLC
Total Capital International SA			Trust 2006-OP1
0.80%, 08/10/2018 (b)	5,250	5,301
			0.45%, 10/25/2035 (b)	303	298
1.55%, 06/28/2017	10,000	10,066	Springleaf Funding Trust 2013-A
		$81,374	2.58%, 09/15/2021 (a),(b)	4,000	4,028
Oil & Gas Services - 0.40%			Trafigura Securitisation Finance PLC
Weatherford International Ltd/Bermuda			1.10%, 10/15/2021 (a),(b),(c)	7,500	7,500
5.50%, 02/15/2016	9,500	10,031	Wachovia Mortgage Loan Trust Series 2005-
			WMC1
			0.89%, 10/25/2035 (b)	1,593	1,577
Other Asset Backed Securities - 5.89%					$149,568
Ameriquest Mortgage Securities Inc Asset-
Backed Pass-Through Ctfs Ser 2004-R11			Pharmaceuticals - 1.22%
0.76%, 11/25/2034 (b)	624	622	AbbVie Inc
Ameriquest Mortgage Securities Inc Asset-			1.20%, 11/06/2015	22,500	22,627
Backed Pass-Through Ctfs Ser 2005-R1			Merck & Co Inc
0.60%, 03/25/2035 (b)	3,555	3,546	1.10%, 01/31/2018	8,500	8,427
Ameriquest Mortgage Securities Inc Asset-					$31,054
Backed Pass-Through Ctfs Ser 2005-R6
0.35%, 08/25/2035 (b)	171	170

See accompanying notes

Schedule of Investments
Short-Term Income Fund
October 31, 2014

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Pipelines - 1.72%			Student Loan Asset Backed Securities (continued)
Buckeye Partners LP			SLM Private Education Loan Trust 2014-A
2.65%, 11/15/2018	$11,000	$10,988	0.75%, 07/15/2022 (a),(b)	$3,688	$3,685
DCP Midstream LLC					$84,772
5.38%, 10/15/2015 (a)	4,585	4,777
Florida Gas Transmission Co LLC			Telecommunications - 2.38%
4.00%, 07/15/2015 (a)	6,000	6,135	AT&T Inc
			0.62%, 02/12/2016 (b)	9,000	9,019
7.90%, 05/15/2019 (a)	10,000	12,158
TransCanada PipeLines Ltd			Cisco Systems Inc
6.35%, 05/15/2067 (b)	9,500	9,595	1.10%, 03/03/2017	13,500	13,524
		$43,653	Verizon Communications Inc
			1.98%, 09/14/2018 (b)	4,500	4,709
Real Estate - 0.45%			3.65%, 09/14/2018	12,500	13,220
WEA Finance LLC / Westfield UK & Europe			5.50%, 02/15/2018	4,250	4,764
Finance PLC			Vodafone Group PLC
1.75%, 09/15/2017 (a)	4,750	4,760	0.62%, 02/19/2016 (b)	9,000	9,018
2.70%, 09/17/2019 (a)	6,500	6,543	1.63%, 03/20/2017	6,000	6,029
		$11,303			$60,283

REITS- 1.97%			Transportation - 0.35%
BioMed Realty LP			Ryder System Inc
2.63%, 05/01/2019	7,500	7,493	2.45%, 11/15/2018	8,750	8,806
3.85%, 04/15/2016	7,000	7,278
Health Care REIT Inc
3.63%, 03/15/2016	5,500	5,696	Trucking & Leasing - 0.79%
5.88%, 05/15/2015	6,000	6,164	Penske Truck Leasing Co Lp / PTL Finance
			Corp
Healthcare Realty Trust Inc			2.50%, 03/15/2016 (a)	6,000	6,116
5.75%, 01/15/2021	6,830	7,638	3.13%, 05/11/2015 (a)	13,750	13,908
6.50%, 01/17/2017	4,500	4,977
Nationwide Health Properties Inc					$20,024
6.00%, 05/20/2015	4,500	4,628	TOTAL BONDS		$2,432,556
Ventas Realty LP / Ventas Capital Corp			U.S. GOVERNMENT & GOVERNMENT	Principal
2.70%, 04/01/2020	6,250	6,201	AGENCY OBLIGATIONS - 1.69%	Amount (000's)	Value (000's)
		$50,075	Federal Home Loan Mortgage Corporation (FHLMC) -
			0.01%
Savings & Loans - 0.00%			2.24%, 11/01/2021 (b)	$8	$8
Washington Mutual Bank / Henderson NV			2.38%, 09/01/2035 (b)	132	141
0.00%, 01/15/2013 (d)	1,200	—	6.00%, 04/01/2017	23	24
			6.00%, 05/01/2017	40	42
Semiconductors - 0.53%			6.50%, 12/01/2015	2	2
Samsung Electronics America Inc			7.00%, 12/01/2022	110	117
1.75%, 04/10/2017 (a)	13,500	13,579	7.50%, 12/01/2029	1	1
			9.50%, 08/01/2016	2	2
					$337
Software - 0.40%
Oracle Corp			Federal National Mortgage Association (FNMA) - 0.05%
0.74%, 10/08/2019 (b)	5,000	5,022	2.03%, 10/01/2035 (b)	309	328
			2.13%, 07/01/2034 (b)	170	182
5.75%, 04/15/2018	4,500	5,108	2.13%, 08/01/2034 (b)	71	76
		$10,130	2.14%, 01/01/2019 (b)	1	2
Student Loan Asset Backed Securities - 3.34%			2.18%, 11/01/2022 (b)	2	2
KeyCorp Student Loan Trust 2006-A			2.18%, 07/01/2034 (b)	56	59
0.54%, 09/27/2035 (b)	19,000	18,275	2.21%, 12/01/2032 (b)	51	53
SLC Private Student Loan Trust 2006-A			2.27%, 02/01/2037 (b)	154	162
0.40%, 07/15/2036 (b)	5,524	5,477	2.36%, 01/01/2035 (b)	29	29
SLC Private Student Loan Trust 2010-B			2.37%, 01/01/2035 (b)	137	147
3.65%, 07/15/2042 (a),(b)	4,397	4,613	2.41%, 11/01/2032 (b)	51	52
SLM Private Credit Student Loan Trust 2002-			2.43%, 02/01/2035 (b)	25	26
A			4.16%, 11/01/2035 (b)	10	10
0.78%, 12/16/2030 (b)	8,451	8,328	5.60%, 04/01/2019 (b)	3	3
SLM Private Credit Student Loan Trust 2004-			6.00%, 07/01/2028	3	3
B			7.50%, 10/01/2029	9	10
0.43%, 06/15/2021 (b)	5,353	5,326	8.00%, 05/01/2027	2	3
SLM Private Credit Student Loan Trust 2005-			8.50%, 11/01/2017	3	3
B			10.00%, 05/01/2022	3	3
0.41%, 03/15/2023 (b)	1,728	1,713			$1,153
0.50%, 12/15/2023 (b)	6,650	6,472	Government National Mortgage Association (GNMA) -
SLM Private Credit Student Loan Trust 2006-			0.00%
A			9.00%, 04/20/2025	2	2
0.42%, 12/15/2023 (b)	2,050	2,029	10.00%, 01/15/2019	30	30
SLM Private Education Loan Trust 2013-A					$32
0.75%, 08/15/2022 (a),(b)	13,499	13,514
SLM Private Education Loan Trust 2013-B			U.S. Treasury - 1.63%
0.80%, 07/15/2022 (a),(b)	6,016	6,016	0.38%, 01/31/2016	26,000	26,051
1.85%, 06/17/2030 (a),(b)	9,500	9,324

See accompanying notes

		Schedule of Investments
		Short-Term Income Fund
		October 31, 2014

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

U.S. Treasury (continued)
0.50%, 07/31/2017	$15,500	$15,348
		$41,399
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$42,921
Total Investments		$2,527,718
Other Assets in Excess of Liabilities, Net - 0.41%		$10,458
TOTAL NET ASSETS - 100.00%		$2,538,176

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $599,152 or 23.61% of net assets.
(b)	Variable Rate. Rate shown is in effect at October 31, 2014.
(c)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $41,074 or 1.62% of net assets.
(d)	Non-Income Producing Security

Portfolio Summary (unaudited)

Sector	Percent
Financial	27.70%
Asset Backed Securities	23.93%
Government	10.90%
Mortgage Securities	9.04%
Consumer, Non-cyclical	6.16%
Energy	5.33%
Utilities	5.10%
Communications	3.36%
Exchange Traded Funds	2.06%
Technology	1.74%
Consumer, Cyclical	1.60%
Basic Materials	1.53%
Industrial	1.14%
Other Assets in Excess of Liabilities, Net	0.41%
TOTAL NET ASSETS	100.00%

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2014

COMMON STOCKS - 96.08%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 0.20%			Computers (continued)
Moog Inc (a)	13,328	$1,020	Barracuda Networks Inc (a)	92,150	$2,963
			Manhattan Associates Inc (a)	225,440	9,043
			NetScout Systems Inc (a)	187,690	6,918
Apparel - 1.62%			Nimble Storage Inc (a)	43,030	1,177
G-III Apparel Group Ltd (a)	57,970	4,600
Iconix Brand Group Inc (a)	91,400	3,657			$20,398
		$8,257	Distribution & Wholesale - 0.30%
			Rentrak Corp (a)	19,657	1,511
Automobile Parts & Equipment - 1.39%
Meritor Inc (a)	209,615	2,408
Tower International Inc (a)	192,550	4,679	Diversified Financial Services - 2.07%
		$7,087	Cowen Group Inc (a)	498,990	2,016
			Evercore Partners Inc - Class A	12,340	639
Banks - 7.36%			Investment Technology Group Inc (a)	97,090	1,741
BBCN Bancorp Inc	252,550	3,571	OM Asset Management Plc (a)	213,820	3,201
Boston Private Financial Holdings Inc	102,070	1,342	Waddell & Reed Financial Inc	61,867	2,953
First Merchants Corp	27,428	621			$10,550
First of Long Island Corp/The	30,000	790
Glacier Bancorp Inc	33,503	961	Electric - 1.97%
Green Bancorp Inc (a)	24,526	419	Avista Corp	127,324	4,514
PrivateBancorp Inc	218,940	7,076	NRG Yield Inc	110,430	5,518
Susquehanna Bancshares Inc	383,380	3,761			$10,032
Webster Financial Corp	200,126	6,272	Electrical Components & Equipment - 1.37%
WesBanco Inc	57,600	1,985
Western Alliance Bancorp (a)	196,580	5,233	EnerSys	110,910	6,965
Wintrust Financial Corp	117,840	5,459
		$37,490	Electronics - 0.13%
			Fluidigm Corp (a)	22,657	657
Biotechnology - 2.98%
Acceleron Pharma Inc (a)	12,880	476
Ardelyx Inc (a)	38,990	855	Energy - Alternate Sources - 1.19%
Avalanche Biotechnologies Inc (a)	11,025	396	Pattern Energy Group Inc	180,737	5,202
BIND Therapeutics Inc (a)	94,546	761	TerraForm Power Inc	30,741	875
Bluebird Bio Inc (a)	17,215	723			$6,077
Cambrex Corp (a)	46,720	985
Cubist Pharmaceuticals Inc (a)	14,430	1,043	Engineering & Construction - 2.84%
			AECOM Technology Corp (a)	120,260	3,915
Cytokinetics Inc - Warrants (a),(b),(c)	110,568	—
Eleven Biotherapeutics Inc (a)	31,004	327	EMCOR Group Inc	143,834	6,347
			Tutor Perini Corp (a)	150,020	4,202
Epizyme Inc (a)	23,200	616
Exact Sciences Corp (a)	70,512	1,697			$14,464
Fate Therapeutics Inc (a)	66,350	310	Entertainment - 1.40%
Genocea Biosciences Inc (a)	49,193	432	Marriott Vacations Worldwide Corp	103,000	7,152
Insmed Inc (a)	55,740	791
Intercept Pharmaceuticals Inc (a)	3,300	853
MacroGenics Inc (a)	36,550	778	Gas - 0.61%
Medivation Inc (a)	9,890	1,045	Southwest Gas Corp	53,440	3,104
NewLink Genetics Corp (a)	20,270	662
Puma Biotechnology Inc (a)	5,420	1,358	Healthcare - Products - 2.07%
Seattle Genetics Inc (a)	16,200	594	Amedica Corp (a)	70,050	156
Sunesis Pharmaceuticals Inc (a)	106,771	182	DexCom Inc (a)	52,460	2,358
Versartis Inc (a)	13,481	268	Insulet Corp (a)	43,770	1,890
		$15,152	K2M Group Holdings Inc (a)	118,080	1,901
			LDR Holding Corp (a)	48,000	1,653
Building Materials - 0.72%			Ocular Therapeutix Inc (a)	45,680	697
Eagle Materials Inc	22,340	1,953	OraSure Technologies Inc (a)	133,600	1,196
PGT Inc (a)	181,380	1,706
			STAAR Surgical Co (a)	72,590	695
		$3,659			$10,546

Chemicals - 0.24%			Healthcare - Services - 3.81%
OM Group Inc	47,270	1,230	Acadia Healthcare Co Inc (a)	113,950	7,071
			Centene Corp (a)	60,490	5,606
Commercial Services - 9.37%			HealthSouth Corp	166,240	6,704
ABM Industries Inc	149,700	4,138			$19,381
Corporate Executive Board Co	42,810	3,155
DeVry Education Group Inc	58,713	2,842	Holding Companies - Diversified - 0.18%
			FCB Financial Holdings Inc (a)	41,000	941
Huron Consulting Group Inc (a)	83,490	5,812
Korn/Ferry International (a)	212,360	5,931
Live Nation Entertainment Inc (a)	227,350	5,911	Home Builders - 0.50%
On Assignment Inc (a)	116,370	3,387	Installed Building Products Inc (a)	176,771	2,565
PAREXEL International Corp (a)	104,400	5,670
RPX Corp (a)	130,194	1,829
Team Health Holdings Inc (a)	144,120	9,013	Insurance - 4.19%
		$47,688	Aspen Insurance Holdings Ltd	153,380	6,692
			CNO Financial Group Inc	353,056	6,401
Computers - 4.01%			Horace Mann Educators Corp	117,350	3,568
A10 Networks Inc (a)	67,580	297	Navigators Group Inc/The (a)	14,100	960

See accompanying notes

Schedule of Investments
SmallCap Blend Fund
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value(000	's)

Insurance (continued)			REITS (continued)
Validus Holdings Ltd	92,931	$3,697	Education Realty Trust Inc	325,775	$3,668
		$21,318	EPR Properties	61,430	3,446
			First Industrial Realty Trust Inc	300,690	5,872
Internet - 1.78%			Kilroy Realty Corp	69,630	4,717
CDW Corp/DE	216,947	6,691	RLJ Lodging Trust	202,440	6,523
Intralinks Holdings Inc (a)	168,500	1,456
			Strategic Hotels & Resorts Inc (a)	184,892	2,376
Rubicon Project Inc/The (a)	81,022	928
			Sunstone Hotel Investors Inc	388,950	5,955
		$9,075			$46,670

Investment Companies - 0.18%			Retail - 7.63%
Medley Capital Corp	77,540	901	Abercrombie & Fitch Co	98,439	3,296
			Brown Shoe Co Inc	255,090	6,783
Iron & Steel - 0.99%			Kirkland's Inc (a)	98,595	1,755
Worthington Industries Inc	130,537	5,045	Office Depot Inc (a)	1,386,650	7,238
			Penske Automotive Group Inc	111,719	5,054
			Red Robin Gourmet Burgers Inc (a)	59,060	3,247
Leisure Products & Services - 0.83%			Rite Aid Corp (a)	1,240,280	6,511
Sabre Corp	246,000	4,231	Wendy's Co/The	617,090	4,949
					$38,833
Machinery - Diversified - 0.91%
IDEX Corp	61,680	4,621	Savings & Loans - 0.71%
			Oritani Financial Corp	52,570	776
			Provident Financial Services Inc	155,400	2,833
Metal Fabrication & Hardware - 0.55%					$3,609
Mueller Water Products Inc - Class A	283,898	2,802
			Semiconductors - 1.22%
			Entegris Inc (a)	317,380	4,310
Mining - 0.66%			Micrel Inc	156,230	1,897
US Silica Holdings Inc	74,697	3,354			$6,207

			Software - 6.35%
Miscellaneous Manufacturing - 1.80%			2U Inc (a)	146,000	2,657
AO Smith Corp	126,630	6,756	Acxiom Corp (a)	217,400	4,096
Blount International Inc (a)	158,507	2,427	Advent Software Inc	142,800	4,935
		$9,183	Amber Road Inc (a)	119,134	1,590
			Aspen Technology Inc (a)	179,350	6,623
Oil & Gas - 3.28%
Carrizo Oil & Gas Inc (a)	92,130	4,785	Blackbaud Inc	81,860	3,643
			HubSpot Inc (a)	9,950	355
Energy XXI Bermuda Ltd	169,900	1,306	Mavenir Systems Inc (a)	121,680	1,492
Halcon Resources Corp (a)	577,360	1,796
			MobileIron Inc (a)	97,477	981
Kodiak Oil & Gas Corp (a)	311,680	3,363
RSP Permian Inc (a)	114,500	2,802	SYNNEX Corp	86,400	5,977
Sanchez Energy Corp (a)	154,700	2,641			$32,349
		$16,693	Telecommunications - 4.05%
			Aerohive Networks Inc (a)	50,840	254
Oil & Gas Services - 1.27%			ARRIS Group Inc (a)	274,521	8,241
Basic Energy Services Inc (a)	121,010	1,561
Flotek Industries Inc (a)	117,255	2,598	Plantronics Inc	100,650	5,221
			RF Micro Devices Inc (a)	529,160	6,884
RPC Inc	139,930	2,295
		$6,454			$20,600

Pharmaceuticals - 3.01%			Transportation - 0.98%
Achaogen Inc (a)	48,100	511	ArcBest Corp	72,760	2,816
			Navigator Holdings Ltd (a)	90,340	2,189
Aratana Therapeutics Inc (a)	80,058	897
Array BioPharma Inc (a)	190,870	685			$5,005
Cerulean Pharma Inc (a)	98,000	475	TOTAL COMMON STOCKS		$489,136
Clovis Oncology Inc (a)	16,250	969	INVESTMENT COMPANIES - 3.49%	Shares Held	Value(000	's)
Concert Pharmaceuticals Inc (a)	59,650	873
Nektar Therapeutics (a)	88,990	1,227	Publicly Traded Investment Fund - 3.49%
Orexigen Therapeutics Inc (a)	157,200	638	Goldman Sachs Financial Square Funds -	17,750,004	17,750
Prestige Brands Holdings Inc (a)	163,410	5,788	Government Fund
ProQR Therapeutics NV (a)	22,625	290
Proteon Therapeutics Inc (a)	54,850	549	TOTAL INVESTMENT COMPANIES		$17,750
Revance Therapeutics Inc (a)	22,376	451	Total Investments		$506,886
SCYNEXIS Inc (a)	64,600	573	Other Assets in Excess of Liabilities, Net - 0.43%		$2,196
Vanda Pharmaceuticals Inc (a)	61,245	736	TOTAL NET ASSETS - 100.00%		$509,082
Zafgen Inc (a)	30,590	652
		$15,314	(a) Non-Income Producing Security
Publicly Traded Investment Fund - 0.19%			(b) Security is Illiquid
THL Credit Inc	73,540	946	(c)		Fair value of these investments is determined in good faith by the Manager
			under procedures established and periodically reviewed by the Board of
			Directors. At the end of the period, the fair value of these securities totaled
REITS - 9.17%			$0 or 0.00% of net assets.
Brandywine Realty Trust	400,310	6,177
Colony Financial Inc	244,160	5,440
CubeSmart	118,600	2,496

See accompanying notes			261

Schedule of Investments
SmallCap Blend Fund
October 31, 2014

Portfolio Summary (unaudited)
Sector		Percent
Financial		23.87%
Consumer, Non-cyclical		21.24%
Consumer, Cyclical		13.67%
Technology		11.58%
Industrial		9.50%
Communications		5.83%
Energy		5.74%
Exchange Traded Funds		3.49%
Utilities		2.58%
Basic Materials		1.89%
Diversified		0.18%
Other Assets in Excess of Liabilities, Net		0.43%
TOTAL NET ASSETS		100.00%

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2014	Long	55	$6,188	$6,441	$253
Total					$253

Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS - 96.06%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.07%			Automobile Parts & Equipment (continued)
Harte-Hanks Inc	110,768	$721	Standard Motor Products Inc	11,035	$436
Marchex Inc	13,949	54	Strattec Security Corp	3,247	337
MDC Partners Inc	5,070	105	Superior Industries International Inc	54,222	1,058
Sizmek Inc (a)	31,081	178	Supreme Industries Inc	16,313	109
ValueVision Media Inc (a)	10,662	60	Tenneco Inc (a)	80,325	4,206
		$1,118	Titan International Inc	49,226	520
					$12,474
Aerospace & Defense - 2.32%
AAR Corp	91,093	2,414	Banks - 10.10%
Allied Defense Group Inc/The (a),(b),(c)	2,055	—	1st Constitution Bancorp (a)	840	9
Arotech Corp (a)	9,039	27	1st Source Corp	29,324	918
CPI Aerostructures Inc (a)	800	8	1st United Bancorp Inc/Boca Raton	16,856	149
Cubic Corp	6,818	329	Alliance Bancorp Inc of Pennsylvania	942	16
Curtiss-Wright Corp	97,477	6,746	American National Bankshares Inc	2,818	69
Ducommun Inc (a)	31,248	826	American River Bankshares (a)	5,499	52
Esterline Technologies Corp (a)	171,091	20,036	Ameris Bancorp	34,807	862
Kaman Corp	2,596	112	AmeriServ Financial Inc	22,099	70
Kratos Defense & Security Solutions Inc (a)	102,536	714	Ames National Corp	2,827	70
LMI Aerospace Inc (a)	14,322	188	Arrow Financial Corp	3,383	93
Moog Inc (a)	21,573	1,652	ASB Bancorp Inc (a)	600	12
National Presto Industries Inc	1,444	91	Associated Banc-Corp	114,416	2,151
Orbital Sciences Corp (a)	55,402	1,457	Bancorp Inc/DE (a)	4,190	40
SIFCO Industries Inc	610	21	BancorpSouth Inc	89,049	2,051
Teledyne Technologies Inc (a)	15,171	1,572	Bank of Commerce Holdings	1,302	8
		$36,193	Bank of Florida Corp (a),(b),(c)	6,269	—
			Bank of Marin Bancorp	1,767	88
Agriculture - 0.19%			Banner Corp	6,243	269
Alliance One International Inc (a)	243,736	495	Bar Harbor Bankshares	450	13
Andersons Inc/The	6,853	436	BBCN Bancorp Inc	16,276	230
Griffin Land & Nurseries Inc	872	23	BCB Bancorp Inc	1,563	20
MGP Ingredients Inc	5,923	73	BNC Bancorp	6,055	103
Universal Corp/VA	40,866	1,819	Boston Private Financial Holdings Inc	83,905	1,103
Vector Group Ltd	5,329	119	Bryn Mawr Bank Corp	13,609	419
		$2,965	Camden National Corp	2,335	96
			Capital Bank Financial Corp (a)	295,012	7,637
Airlines - 0.70%
Hawaiian Holdings Inc (a)	59,421	1,030	Capital City Bank Group Inc	15,728	237
JetBlue Airways Corp (a)	645,065	7,444	Cardinal Financial Corp	5,768	111
Republic Airways Holdings Inc (a)	111,285	1,393	Carolina Bank Holdings Inc (a)	378	4
			Cascade Bancorp (a)	18,417	94
SkyWest Inc	90,777	1,046
		$10,913	Cathay General Bancorp	92,552	2,444
			Centerstate Banks Inc	5,333	62
Apparel - 1.79%			Central Pacific Financial Corp	15,529	294
Columbia Sportswear Co	14,134	545	Century Bancorp Inc/MA	1,147	44
Crocs Inc (a)	15,652	183	Chemical Financial Corp	24,096	717
Delta Apparel Inc (a)	6,921	73	Citizens & Northern Corp	4,694	94
Iconix Brand Group Inc (a)	106,831	4,275	Citizens First Corp (a)	300	3
Lakeland Industries Inc (a)	6,346	89	City Holding Co	3,175	143
Perry Ellis International Inc (a)	29,937	612	CNB Financial Corp/PA	4,475	81
Quiksilver Inc (a)	170,811	298	CoBiz Financial Inc	10,654	128
Rocky Brands Inc	8,535	112	Codorus Valley Bancorp Inc	1,132	24
Skechers U.S.A. Inc (a)	63,916	3,499	Colony Bankcorp Inc (a)	706	5
Steven Madden Ltd (a)	274,025	8,591	Columbia Banking System Inc	37,765	1,049
Superior Uniform Group Inc	4,414	106	Community Bank System Inc	38,908	1,484
Unifi Inc (a)	29,408	823	Community Trust Bancorp Inc	5,635	203
Weyco Group Inc	2,254	70	Community West Bancshares	1,308	8
Wolverine World Wide Inc	322,819	8,761	CommunityOne Bancorp (a)	137	1
		$28,037	ConnectOne Bancorp Inc	6,712	124
			Customers Bancorp Inc (a)	4,921	94
Automobile Manufacturers - 0.06%			CVB Financial Corp	18,636	294
Wabash National Corp (a)	83,400	859
			Eastern Virginia Bankshares Inc (a)	851	5
			Enterprise Bancorp Inc/MA	2,233	53
Automobile Parts & Equipment - 0.80%			Enterprise Financial Services Corp	8,691	164
Accuride Corp (a)	3,330	16	Evans Bancorp Inc	387	9
Cooper Tire & Rubber Co	37,059	1,194	Farmers Capital Bank Corp (a)	4,587	103
Cooper-Standard Holding Inc (a)	2,583	141	Fidelity Southern Corp	10,240	157
Dana Holding Corp	57,003	1,166	Financial Institutions Inc	21,913	551
Federal-Mogul Holdings Corp (a)	69,385	1,083	First Bancorp Inc/ME	2,674	47
Fuel Systems Solutions Inc (a)	24,630	227	First BanCorp/Puerto Rico (a)	64,216	334
Meritor Inc (a)	40,598	467	First Bancorp/Troy NC	22,476	407
Miller Industries Inc/TN	23,545	465	First Bancshares Inc/MS	1,620	24
Modine Manufacturing Co (a)	33,372	428	First Busey Corp	68,766	430
Motorcar Parts of America Inc (a)	5,432	158	First Business Financial Services Inc	2,266	106
Remy International Inc	4,286	79	First Citizens BancShares Inc/NC	5,977	1,501
Spartan Motors Inc	67,538	384	First Commonwealth Financial Corp	204,574	1,913
See accompanying notes			263

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Banks (continued)			Banks (continued)
First Community Bancshares Inc/VA	23,836	$390	Prosperity Bancshares Inc	205,752	$12,425
First Connecticut Bancorp Inc/Farmington CT	8,549	133	QCR Holdings Inc	891	16
First Financial Bancorp	45,853	805	Renasant Corp	35,001	1,055
First Financial Bankshares Inc	4,902	156	Republic Bancorp Inc/KY	11,271	273
First Financial Corp/IN	10,514	365	Republic First Bancorp Inc (a)	5,488	22
First Financial Service Corp (a)	800	3	Royal Bancshares of Pennsylvania Inc (a)	1,600	3
First Interstate BancSystem Inc	20,652	605	S&T Bancorp Inc	27,703	764
First Merchants Corp	86,059	1,949	Salisbury Bancorp Inc	284	8
First Midwest Bancorp Inc/IL	184,722	3,102	Sandy Spring Bancorp Inc	44,712	1,154
First NBC Bank Holding Co (a)	2,876	106	SB Financial Group Inc	2,685	25
First of Long Island Corp/The	3,768	99	Select Bancorp Inc (a)	2,142	15
First United Corp (a)	1,489	13	Sierra Bancorp	21,188	364
First West Virginia Bancorp	163	3	Simmons First National Corp	3,513	148
FirstMerit Corp	828,175	15,197	South State Corp	4,249	256
FNB Corp/PA	130,495	1,669	Southcoast Financial Corp (a)	598	4
Franklin Financial Corp/VA (a)	4,962	103	Southern Community Financial - Rights	13,075	12
Fulton Financial Corp	206,031	2,448	(a),(b),(c)
German American Bancorp Inc	3,830	114	Southern First Bancshares Inc (a)	357	5
Glacier Bancorp Inc	26,428	758	Southern National Bancorp of Virginia Inc	1,953	23
Great Southern Bancorp Inc	3,344	128	Southside Bancshares Inc	3,812	128
Guaranty Bancorp	5,097	80	Southwest Bancorp Inc	18,619	336
Guaranty Federal Bancshares Inc	541	7	State Bank Financial Corp	6,480	116
Hancock Holding Co	47,160	1,659	Stock Yards Bancorp Inc	4,270	142
Hanmi Financial Corp	6,211	133	Stonegate Bank	2,973	81
Hawthorn Bancshares Inc	1,619	22	Suffolk Bancorp	3,387	78
Heartland Financial USA Inc	5,031	133	Summit State Bank	804	10
Heritage Commerce Corp	7,073	62	Sun Bancorp Inc/NJ (a)	7,345	148
Heritage Financial Corp/WA	8,618	151	Susquehanna Bancshares Inc	319,108	3,131
Horizon Bancorp/IN	3,612	93	Sussex Bancorp	1,215	12
Hudson Valley Holding Corp	2,818	64	Synovus Financial Corp	71,985	1,826
Iberiabank Corp	39,009	2,687	Talmer Bancorp Inc	5,239	73
Independent Bank Corp/MI	13,035	158	Texas Capital Bancshares Inc (a)	4,742	290
Independent Bank Corp/Rockland MA	4,193	171	Tompkins Financial Corp	5,699	287
International Bancshares Corp	79,088	2,244	Towne Bank/Portsmouth VA	32,200	488
Intervest Bancshares Corp	10,064	98	Trico Bancshares	3,853	101
Lakeland Bancorp Inc	25,386	279	TrustCo Bank Corp NY	43,521	317
Lakeland Financial Corp	10,104	418	Trustmark Corp	54,412	1,324
LNB Bancorp Inc	10,575	148	UMB Financial Corp	7,273	433
Macatawa Bank Corp	7,247	38	Umpqua Holdings Corp	221,552	3,899
MainSource Financial Group Inc	47,207	859	Union Bankshares Corp	433,836	9,752
MB Financial Inc	111,053	3,504	United Bancshares Inc/OH	900	13
MBT Financial Corp (a)	9,505	44	United Bankshares Inc/WV	13,410	460
Mercantile Bank Corp	13,108	259	United Community Banks Inc/GA	22,719	410
Merchants Bancshares Inc/VT	1,547	46	United Security Bancshares/Fresno CA (a)	1,689	10
Metro Bancorp Inc (a)	22,873	573	Unity Bancorp Inc	165	2
Mid Penn Bancorp Inc	119	2	Univest Corp of Pennsylvania	25,565	524
MidSouth Bancorp Inc	3,305	63	Valley National Bancorp	39,648	396
MidWestOne Financial Group Inc	4,157	111	ViewPoint Financial Group Inc	7,072	193
National Bankshares Inc	2,226	70	Walker & Dunlop Inc (a)	5,076	82
National Penn Bancshares Inc	207,986	2,140	Washington Trust Bancorp Inc	11,871	455
NBT Bancorp Inc	21,467	551	Webster Financial Corp	666,591	20,892
NewBridge Bancorp (a)	11,342	101	WesBanco Inc	39,010	1,344
Northeast Bancorp	1,364	12	West Bancorporation Inc	4,750	79
Northrim BanCorp Inc	4,214	122	Westamerica Bancorporation	4,717	233
OFG Bancorp	57,070	888	Western Alliance Bancorp (a)	32,250	859
Old Line Bancshares Inc	2,086	33	Wilshire Bancorp Inc	32,064	318
Old National Bancorp/IN	118,137	1,719	Wintrust Financial Corp	106,758	4,945
Old Second Bancorp Inc (a)	11,663	56			$157,818
Opus Bank (a)	1,526	40
Pacific Continental Corp	10,736	155	Beverages - 0.06%
Pacific Mercantile Bancorp (a)	2,516	18	Coca-Cola Bottling Co Consolidated	7,658	693
			Craft Brew Alliance Inc (a)	13,254	184
PacWest Bancorp	33,808	1,442
Park National Corp	2,288	193			$877
Park Sterling Corp	37,436	286	Biotechnology - 0.28%
Patriot National Bancorp Inc (a)	2,129	4	Achillion Pharmaceuticals Inc (a)	13,104	154
Peapack Gladstone Financial Corp	3,649	67	AMAG Pharmaceuticals Inc (a)	84,525	2,790
Penns Woods Bancorp Inc	1,393	68	BioCryst Pharmaceuticals Inc (a)	4,318	51
Peoples Bancorp Inc/OH	18,964	468	Cytokinetics Inc (a)	10,125	37
Peoples Bancorp of North Carolina Inc	1,797	31	Emergent Biosolutions Inc (a)	21,271	481
Pinnacle Financial Partners Inc	47,535	1,864	Enzo Biochem Inc (a)	23,582	123
Preferred Bank/Los Angeles CA	9,647	257	Harvard Bioscience Inc (a)	9,210	44
Premier Financial Bancorp Inc	8,519	124	Medicines Co/The (a)	1,750	44
PrivateBancorp Inc	123,901	4,004	NPS Pharmaceuticals Inc (a)	2,148	59

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Biotechnology (continued)			Commercial Services (continued)
Pacific Biosciences of California Inc (a)	5,500	$36	CBIZ Inc (a)	80,622	$745
Prothena Corp PLC (a)	5,971	131	CDI Corp	35,457	609
Rigel Pharmaceuticals Inc (a)	26,194	52	Civeo Corp	24,113	294
RTI Surgical Inc (a)	64,238	327	CRA International Inc (a)	13,333	400
Spectrum Pharmaceuticals Inc (a)	14,626	111	Cross Country Healthcare Inc (a)	48,738	471
		$4,440	Deluxe Corp	11,325	689
			DeVry Education Group Inc	69,845	3,381
Building Materials - 1.09%			Edgewater Technology Inc (a)	10,657	75
Builders FirstSource Inc (a)	2,906	17
			Education Management Corp (a)	1,845	1
Continental Materials Corp (a)	657	11
Gibraltar Industries Inc (a)	53,777	820	Electro Rent Corp	25,027	382
			Ennis Inc	50,932	755
Griffon Corp	149,659	1,839	Franklin Covey Co (a)	5,397	106
Lennox International Inc	100,025	8,894	FTI Consulting Inc (a)	51,959	2,098
Louisiana-Pacific Corp (a)	180,716	2,639
			Global Cash Access Holdings Inc (a)	55,648	406
LSI Industries Inc	21,687	155	Great Lakes Dredge & Dock Corp (a)	115,127	805
Masonite International Corp (a)	4,342	235
			Green Dot Corp (a)	5,098	122
Nortek Inc (a)	1,487	124
PGT Inc (a)	8,198	77	Hackett Group Inc/The	18,490	130
			HealthEquity Inc (a)	1,959	40
Quanex Building Products Corp	14,304	286	Heidrick & Struggles International Inc	8,505	177
Simpson Manufacturing Co Inc	8,088	268	Hill International Inc (a)	24,773	96
Universal Forest Products Inc	34,839	1,741	Hudson Global Inc (a)	611	2
		$17,106	Huron Consulting Group Inc (a)	8,752	609
Chemicals - 1.59%			ICF International Inc (a)	221,100	8,035
A Schulman Inc	53,587	1,898	Intersections Inc	8,191	33
Aceto Corp	34,421	783	ITT Educational Services Inc (a)	6,299	64
Axiall Corp	40,287	1,623	K12 Inc (a)	15,733	195
Cabot Corp	13,339	619	KAR Auction Services Inc	500,625	15,199
Ferro Corp (a)	11,313	148	Kelly Services Inc	66,182	1,167
Hawkins Inc	2,621	101	Korn/Ferry International (a)	78,577	2,195
Innophos Holdings Inc	1,847	105	Landauer Inc	3,690	132
Innospec Inc	3,971	160	Lincoln Educational Services Corp	4,984	13
Intrepid Potash Inc (a)	12,961	174	Live Nation Entertainment Inc (a)	91,059	2,368
KMG Chemicals Inc	2,880	51	Matthews International Corp	18,545	854
Kraton Performance Polymers Inc (a)	27,635	494	McGrath RentCorp	18,560	678
Kronos Worldwide Inc	18,855	254	MoneyGram International Inc (a)	63,689	547
Landec Corp (a)	42,906	540	Monster Worldwide Inc (a)	170,773	660
Minerals Technologies Inc	16,288	1,250	Multi-Color Corp	10,314	508
Oil-Dri Corp of America	1,117	34	National Research Corp (a)	1,848	29
Olin Corp	117,190	2,841	Navigant Consulting Inc (a)	95,735	1,473
OM Group Inc	78,427	2,042	PDI Inc (a)	13,313	24
Penford Corp (a)	8,167	154	Perceptron Inc	7,593	76
Quaker Chemical Corp	1,185	97	Performant Financial Corp (a)	5,560	48
Rentech Inc (a)	32,280	51	PHH Corp (a)	105,858	2,508
Sensient Technologies Corp	18,262	1,081	PRGX Global Inc (a)	8,910	47
Stepan Co	3,112	138	QC Holdings Inc (a)	400	1
Taminco Corp (a)	343,075	8,882	Quad/Graphics Inc	47,082	1,038
Tronox Ltd	43,591	1,054	RCM Technologies Inc (a)	13,071	99
Zep Inc	19,970	321	Rent-A-Center Inc/TX	147,996	4,584
		$24,895	Resources Connection Inc	25,806	399
			RPX Corp (a)	10,110	142
Coal - 0.17%			ServiceMaster Global Holdings Inc (a)	447,400	10,729
Cloud Peak Energy Inc (a)	86,383	1,034	Tree.com Inc (a)	5,970	221
Hallador Energy Co	1,990	24	TriNet Group Inc (a)	3,263	98
SunCoke Energy Inc (a)	63,438	1,516	Universal Security Instruments Inc (a)	1,000	6
Westmoreland Coal Co (a)	2,611	96	Universal Technical Institute Inc	8,712	103
		$2,670	Versar Inc (a)	8,300	27
Commercial Services - 5.08%			Viad Corp	45,522	1,161
			Volt Information Sciences Inc (a)	19,580	162
Aaron's Inc	75,168	1,861
ABM Industries Inc	27,515	760			$79,430
Albany Molecular Research Inc (a)	41,173	958	Computers - 2.84%
AMN Healthcare Services Inc (a)	8,851	152	Agilysys Inc (a)	33,012	373
ARC Document Solutions Inc (a)	28,751	292	Astro-Med Inc	9,156	123
Ascent Capital Group Inc (a)	14,951	962	CACI International Inc (a)	175,677	14,456
Avalon Holdings Corp (a)	3,917	14	Ciber Inc (a)	188,550	617
Avis Budget Group Inc (a)	82,367	4,592	Computer Task Group Inc	10,477	92
Barrett Business Services Inc	2,355	55	Convergys Corp	259,061	5,225
Bridgepoint Education Inc (a)	19,042	240	Datalink Corp (a)	5,764	73
Brink's Co/The	37,720	793	Electronics For Imaging Inc (a)	35,957	1,644
Cambium Learning Group Inc (a)	12,732	19	Engility Holdings Inc (a)	26,479	1,143
Cardtronics Inc (a)	4,150	159	ExlService Holdings Inc (a)	3,657	102
Career Education Corp (a)	9,855	57	Hutchinson Technology Inc (a)	7,912	28
Carriage Services Inc	24,932	497	iGate Corp (a)	298,050	11,043
Cartesian Inc (a)	650	3	Imation Corp (a)	53,839	158

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Computers (continued)			Diversified Financial Services (continued)
Insight Enterprises Inc (a)	94,633	$2,154	Janus Capital Group Inc	297,406	$4,458
Key Tronic Corp (a)	16,991	140	JMP Group Inc	11,116	81
Leidos Holdings Inc	373	14	KCG Holdings Inc (a)	31,588	337
Lexmark International Inc	50,608	2,184	LPL Financial Holdings Inc	213,650	8,843
Mentor Graphics Corp	18,709	396	Manning & Napier Inc	13,224	209
Mercury Systems Inc (a)	24,944	349	Marlin Business Services Corp	12,713	268
NCI Inc (a)	319	3	MicroFinancial Inc	8,367	70
PAR Technology Corp (a)	9,256	48	Nelnet Inc	23,914	1,138
Planar Systems Inc (a)	24,121	87	NewStar Financial Inc (a)	59,499	814
Qualstar Corp (a)	4,617	6	Nicholas Financial Inc (a)	3,018	37
Quantum Corp (a)	38,915	50	Oppenheimer Holdings Inc	27,532	676
Qumu Corp (a)	8,848	132	Piper Jaffray Cos (a)	14,938	844
Radisys Corp (a)	15,105	38	Regional Management Corp (a)	3,122	36
Spansion Inc (a)	51,891	1,068	Springleaf Holdings Inc (a)	4,188	157
StarTek Inc (a)	11,737	88	Stifel Financial Corp (a)	22,323	1,061
Super Micro Computer Inc (a)	8,608	275	SWS Group Inc (a)	12,175	90
Sykes Enterprises Inc (a)	78,637	1,694	Walter Investment Management Corp (a)	7,010	159
TeleTech Holdings Inc (a)	2,132	55			$30,589
Unisys Corp (a)	17,224	442
VeriFone Systems Inc (a)	3,736	139	Electric - 0.97%
			Abengoa Yield plc (a)	4,623	150
		$44,439	Allete Inc	7,098	371
Consumer Products - 0.41%			Ameresco Inc (a)	3,589	30
ACCO Brands Corp (a)	205,547	1,692	Atlantic Power Corp	41,001	91
Acme United Corp	1,796	31	Avista Corp	23,588	836
Central Garden and Pet Co (a)	20,752	166	Black Hills Corp	7,624	417
Central Garden and Pet Co - A Shares (a)	51,392	441	Cleco Corp	28,543	1,535
CSS Industries Inc	13,466	384	Dynegy Inc (a)	30,342	925
Helen of Troy Ltd (a)	55,847	3,454	El Paso Electric Co	9,979	378
Spectrum Brands Holdings Inc	2,990	271	Empire District Electric Co/The	9,932	282
		$6,439	EnerNOC Inc (a)	5,406	80
			Genie Energy Ltd (a)	9,956	72
Cosmetics & Personal Care - 0.03%			IDACORP Inc	27,954	1,767
CCA Industries Inc (a)	500	2
Revlon Inc (a)	12,339	423	MGE Energy Inc	17,449	776
			NorthWestern Corp	12,450	658
		$425	NRG Yield Inc	7,049	352
Distribution & Wholesale - 1.00%			Ormat Technologies Inc	34,280	993
ADDvantage Technologies Group Inc (a)	3,841	9	Otter Tail Corp	7,668	238
Beacon Roofing Supply Inc (a)	7,937	220	Pike Corp (a)	50,171	599
Core-Mark Holding Co Inc	31,030	1,801	PNM Resources Inc	35,118	1,013
H&E Equipment Services Inc	9,171	343	Portland General Electric Co	31,961	1,164
Houston Wire & Cable Co	2,240	30	Synthesis Energy Systems Inc (a)	7,503	8
ScanSource Inc (a)	32,564	1,243	UIL Holdings Corp	55,225	2,272
Speed Commerce Inc (a)	15,359	46	Unitil Corp	6,204	216
Titan Machinery Inc (a)	6,728	93			$15,223
United Stationers Inc	26,953	1,125	Electrical Components & Equipment - 1.02%
WESCO International Inc (a)	130,700	10,771
			Advanced Energy Industries Inc (a)	2,278	45
		$15,681	Encore Wire Corp	15,383	583
Diversified Financial Services - 1.96%			EnerSys	21,390	1,343
AeroCentury Corp (a)	423	5	General Cable Corp	100,726	1,428
Aircastle Ltd	102,803	1,962	GrafTech International Ltd (a)	161,560	693
Arlington Asset Investment Corp	3,704	101	Insteel Industries Inc	5,896	141
Asta Funding Inc (a)	11,856	100	Littelfuse Inc	113,388	11,060
Atlanticus Holdings Corp (a)	16,062	22	Magnetek Inc (a)	208	6
BGC Partners Inc	24,520	208	Orion Energy Systems Inc (a)	22,810	131
Calamos Asset Management Inc	40,098	550	Powell Industries Inc	2,820	128
California First National Bancorp	2,983	45	PowerSecure International Inc (a)	11,590	129
Consumer Portfolio Services Inc (a)	6,148	43	SunPower Corp (a)	8,875	283
Cowen Group Inc (a)	186,101	752	Ultralife Corp (a)	14,398	46
Credit Acceptance Corp (a)	1,280	189			$16,016
Ellie Mae Inc (a)	124,225	4,768
FBR & Co (a)	2,800	68	Electronics - 1.79%
			AVX Corp	45,732	660
Federal Agricultural Mortgage Corp	14,600	486	Ballantyne Strong Inc (a)	13,019	58
First Marblehead Corp/The (a)	1,274	3
			Bel Fuse Inc	15,033	425
FXCM Inc	7,749	128	Benchmark Electronics Inc (a)	91,464	2,169
Gain Capital Holdings Inc	12,200	104	Blonder Tongue Laboratories (a)	1,523	2
GAMCO Investors Inc	2,760	228	Brady Corp	41,232	984
GFI Group Inc	7,803	43	Checkpoint Systems Inc (a)	50,903	674
Higher One Holdings Inc (a)	6,340	16
			Coherent Inc (a)	4,739	309
Home Loan Servicing Solutions Ltd	14,620	281	CTS Corp	64,718	1,191
Imperial Holdings Inc (a)	3,056	19
			CyberOptics Corp (a)	7,092	65
INTL. FCStone Inc (a)	13,386	242
Investment Technology Group Inc (a)	52,870	948	Electro Scientific Industries Inc	38,164	271

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Electronics (continued)			Entertainment (continued)
ESCO Technologies Inc	24,940	$948	Marriott Vacations Worldwide Corp	54,764	$3,802
FARO Technologies Inc (a)	669	37	National CineMedia Inc	24,859	396
Frequency Electronics Inc (a)	11,821	134	Penn National Gaming Inc (a)	52,807	691
GSI Group Inc (a)	14,091	181	Pinnacle Entertainment Inc (a)	2,043	52
Identiv Inc (a)	779	7	RCI Hospitality Holdings Inc (a)	13,279	158
II-VI Inc (a)	11,640	157	Reading International Inc (a)	5,295	53
IntriCon Corp (a)	448	3	Speedway Motorsports Inc	56,888	1,113
Itron Inc (a)	19,791	771			$8,964
Kemet Corp (a)	51,752	248
LGL Group Inc/The (a)	410	2	Environmental Control - 0.21%
LGL Group Inc/The - Warrants (a)	2,050	—	Covanta Holding Corp	105,758	2,334
			Energy Recovery Inc (a)	2,164	10
Methode Electronics Inc	12,366	487	Fuel Tech Inc (a)	10,245	42
Newport Corp (a)	23,712	425
NVE Corp (a)	821	59	Tetra Tech Inc	29,574	793
			TRC Cos Inc (a)	13,640	99
OSI Systems Inc (a)	2,961	210
Park Electrochemical Corp	6,249	161			$3,278
Plexus Corp (a)	18,710	774	Food - 1.12%
Rofin-Sinar Technologies Inc (a)	21,748	487	Amcon Distributing Co	191	16
Rogers Corp (a)	2,215	151	B&G Foods Inc	7,490	221
Sanmina Corp (a)	207,368	5,199	Chiquita Brands International Inc (a)	95,819	1,383
Sparton Corp (a)	14,794	401	Darling Ingredients Inc (a)	26,193	461
Stoneridge Inc (a)	6,025	78	Dean Foods Co	63,468	934
Sypris Solutions Inc	37,183	127	Fresh Del Monte Produce Inc	112,932	3,626
Tech Data Corp (a)	54,223	3,238	Ingles Markets Inc	20,159	542
TTM Technologies Inc (a)	111,025	767	John B Sanfilippo & Son Inc	20,122	748
Viasystems Group Inc (a)	24,124	383	Lancaster Colony Corp	1,412	129
Vicon Industries Inc	1,971	3	Pilgrim's Pride Corp (a)	8,317	236
Video Display Corp (a)	300	1	Post Holdings Inc (a)	69,585	2,609
Vishay Intertechnology Inc	256,738	3,469	Sanderson Farms Inc	12,405	1,042
Vishay Precision Group Inc (a)	24,758	421	Seaboard Corp (a)	57	175
Watts Water Technologies Inc	25,144	1,524	Seneca Foods Corp - Class A (a)	22,810	613
Woodward Inc	4,303	220	Seneca Foods Corp - Class B (a)	39	1
ZAGG Inc (a)	7,145	48	Snyder's-Lance Inc	12,180	363
		$27,929	SpartanNash Co	52,978	1,187
			SUPERVALU Inc (a)	53,255	459
Energy - Alternate Sources - 0.22%
Ascent Solar Technologies Inc (a)	4,164	7	Tootsie Roll Industries Inc	467	14
			TreeHouse Foods Inc (a)	25,828	2,200
FutureFuel Corp	5,135	68
Green Plains Inc	69,639	2,382	Weis Markets Inc	10,708	478
Ocean Power Technologies Inc (a)	12,856	13			$17,437
Pacific Ethanol Inc (a)	5,522	78	Forest Products & Paper - 0.85%
Plug Power Inc (a)	28,437	134	Clearwater Paper Corp (a)	2,442	157
Renewable Energy Group Inc (a)	68,486	721	Domtar Corp	19,749	811
REX American Resources Corp (a)	725	53	KapStone Paper and Packaging Corp (a)	245,500	7,552
		$3,456	Mercer International Inc (a)	49,723	625
Engineering & Construction - 0.57%			Neenah Paper Inc	4,791	292
Aegion Corp (a)	65,117	1,193	PH Glatfelter Co	82,351	2,078
			Resolute Forest Products Inc (a)	85,885	1,594
Argan Inc	5,015	174
Comfort Systems USA Inc	9,287	143	Schweitzer-Mauduit International Inc	5,311	229
Dycom Industries Inc (a)	20,002	628			$13,338
EMCOR Group Inc	35,911	1,585	Gas - 0.46%
ENGlobal Corp (a)	18,947	25	Chesapeake Utilities Corp	3,432	166
Granite Construction Inc	26,270	969	Laclede Group Inc/The	21,604	1,097
Integrated Electrical Services Inc (a)	1,004	8	New Jersey Resources Corp	21,210	1,240
KBR Inc	1,972	38	Northwest Natural Gas Co	6,273	294
Layne Christensen Co (a)	36,836	265	ONE Gas Inc	9,546	363
MYR Group Inc (a)	6,413	166	Piedmont Natural Gas Co Inc	17,999	684
Orion Marine Group Inc (a)	29,753	326	South Jersey Industries Inc	15,289	897
Sterling Construction Co Inc (a)	13,551	120	Southwest Gas Corp	18,596	1,080
Tutor Perini Corp (a)	107,602	3,014	WGL Holdings Inc	28,282	1,329
VSE Corp	4,706	284			$7,150
		$8,938
			Hand & Machine Tools - 0.02%
Entertainment - 0.57%			Franklin Electric Co Inc	764	29
AMC Entertainment Holdings Inc	4,129	105	Hardinge Inc	13,003	146
Churchill Downs Inc	1,371	140	LS Starrett Co/The	5,475	81
Dover Downs Gaming & Entertainment Inc (a)	8,791	7	P&F Industries Inc (a)	1,773	14
Dover Motorsports Inc	3,447	8	Regal-Beloit Corp	324	23
DreamWorks Animation SKG Inc (a)	14,332	319
Eldorado Resorts Inc (a)	14,333	59			$293
Eros International PLC (a)	3,653	68	Healthcare - Products - 3.98%
International Speedway Corp	55,793	1,748	Affymetrix Inc (a)	13,805	124
Isle of Capri Casinos Inc (a)	32,921	245	Alere Inc (a)	364,521	14,570
			Allied Healthcare Products Inc (a)	5,732	11

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Healthcare - Products (continued)			Home Builders - 0.69%
Alphatec Holdings Inc (a)	29,509	$45	AMREP Corp (a)	1,173	$5
Analogic Corp	2,126	155	AV Homes Inc (a)	10,600	159
AngioDynamics Inc (a)	56,162	955	LGI Homes Inc (a)	3,255	63
AtriCure Inc (a)	2,101	37	M/I Homes Inc (a)	26,000	560
BioTelemetry Inc (a)	11,551	97	MDC Holdings Inc	57,649	1,408
CONMED Corp	55,967	2,350	Meritage Homes Corp (a)	15,156	557
CryoLife Inc	30,449	313	Orleans Homebuilders Inc (a),(b),(c)	7,702	—
Cutera Inc (a)	19,781	208	Ryland Group Inc/The	184,149	6,595
Cynosure Inc (a)	3,911	99	Skyline Corp (a)	4,473	16
Daxor Corp	200	1	Standard Pacific Corp (a)	52,633	389
Digirad Corp	15,358	66	TRI Pointe Homes Inc (a)	59,300	812
Exactech Inc (a)	3,415	73	WCI Communities Inc (a)	3,507	66
Greatbatch Inc (a)	44,796	2,249	William Lyon Homes (a)	4,509	107
Haemonetics Corp (a)	247,156	9,322			$10,737
Hanger Inc (a)	19,494	466
Harvard Apparatus Regenerative Technology	2,302	14	Home Furnishings - 0.25%
Inc (a)			Bassett Furniture Industries Inc	11,504	200
ICU Medical Inc (a)	2,554	181	Daktronics Inc	3,260	43
			DTS Inc/CA (a)	3,580	107
Integra LifeSciences Holdings Corp (a)	221,421	11,317
Invacare Corp	46,247	726	Emerson Radio Corp	4,358	5
Iridex Corp (a)	470	4	Ethan Allen Interiors Inc	5,435	154
LeMaitre Vascular Inc	2,833	21	Flexsteel Industries Inc	11,772	404
Merit Medical Systems Inc (a)	349,536	5,296	Hooker Furniture Corp	12,863	197
Misonix Inc (a)	11,445	153	Kimball International Inc	51,619	927
Natus Medical Inc (a)	14,058	478	La-Z-Boy Inc	28,988	663
			Skullcandy Inc (a)	29,660	247
NuVasive Inc (a)	10,371	424
			Stanley Furniture Co Inc (a)	8,033	23
OraSure Technologies Inc (a)	17,292	155
			TiVo Inc (a)	13,455	176
Orthofix International NV (a)	11,766	345
			Universal Electronics Inc (a)	5,076	289
PhotoMedex Inc (a),(b)	2,943	11
			VOXX International Corp (a)	50,570	431
PhotoMedex Inc - Warrants (a),(b),(c)	430	—
SurModics Inc (a)	3,314	72			$3,866
Symmetry Medical Inc (a)	77,809	770	Housewares - 0.07%
Teleflex Inc	94,578	10,793	Libbey Inc (a)	9,460	272
Tornier NV (a)	6,767	189	Lifetime Brands Inc	16,150	276
Wright Medical Group Inc (a)	5,045	159	NACCO Industries Inc	9,503	557
		$62,249			$1,105

Healthcare - Services - 3.64%			Insurance - 8.69%
Addus HomeCare Corp (a)	11,327	226	Ambac Financial Group Inc (a)	33,777	773
Alliance HealthCare Services Inc (a)	924	22	American Equity Investment Life Holding Co	415,419	10,722
Almost Family Inc (a)	6,090	180	American Independence Corp (a)	1,020	11
Amedisys Inc (a)	33,116	864	American National Insurance Co	1,810	207
American Shared Hospital Services (a)	2,738	6	Amerisafe Inc	3,584	149
Amsurg Corp (a)	351,619	18,990	AmTrust Financial Services Inc	2,479	111
Capital Senior Living Corp (a)	9,761	220	Argo Group International Holdings Ltd	54,185	3,023
Ensign Group Inc/The	297	12	Aspen Insurance Holdings Ltd	287,162	12,529
Five Star Quality Care Inc (a)	63,941	264	Atlantic American Corp	7,236	28
Gentiva Health Services Inc (a)	31,886	628	Baldwin & Lyons Inc	14,475	390
Health Net Inc/CA (a)	46,855	2,226	CNO Financial Group Inc	995,406	18,047
HealthSouth Corp	28,144	1,135	Donegal Group Inc	16,757	265
Healthways Inc (a)	45,219	701	EMC Insurance Group Inc	14,374	461
IPC The Hospitalist Co Inc (a)	2,131	89	Employers Holdings Inc	4,785	97
Kindred Healthcare Inc	120,997	2,631	Endurance Specialty Holdings Ltd	69,861	4,048
LHC Group Inc (a)	24,130	587	Enstar Group Ltd (a)	1,450	215
LifePoint Hospitals Inc (a)	229,748	16,082	FBL Financial Group Inc	60,771	3,014
Magellan Health Inc (a)	57,686	3,491	Federated National Holding Co	9,881	330
Medcath Corp (a),(b),(c)	31,637	—	Fidelity & Guaranty Life	6,079	145
Molina Healthcare Inc (a)	12,965	631	First Acceptance Corp (a)	19,254	49
National Healthcare Corp	3,045	184	First American Financial Corp	161,514	4,897
Select Medical Holdings Corp	134,372	1,938	Global Indemnity PLC (a)	20,767	602
Skilled Healthcare Group Inc (a)	3,434	24	Greenlight Capital Re Ltd (a)	39,585	1,285
SunLink Health Systems Inc (a)	4,000	7	Hallmark Financial Services Inc (a)	28,451	331
Triple-S Management Corp (a)	65,720	1,454	Hanover Insurance Group Inc/The	62,624	4,192
Universal American Corp/NY (a)	147,471	1,374	HCC Insurance Holdings Inc	279,348	14,579
WellCare Health Plans Inc (a)	43,068	2,924	HCI Group Inc	815	41
		$56,890	Hilltop Holdings Inc (a)	77,964	1,718
Holding Companies - Diversified - 0.06%			Horace Mann Educators Corp	92,607	2,816
Harbinger Group Inc (a)	33,843	445	Independence Holding Co	14,456	205
National Bank Holdings Corp	10,630	208	Infinity Property & Casualty Corp	7,710	563
Resource America Inc	24,567	234	Investors Title Co	1,402	105
		$887	Kansas City Life Insurance Co	1,251	62
			Kemper Corp	99,795	3,677
			Maiden Holdings Ltd	111,912	1,338

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Insurance (continued)			Investment Companies (continued)
MBIA Inc (a)	298,875	$2,917	TCP Capital Corp	352,575	$5,955
Meadowbrook Insurance Group Inc	38,289	244			$6,763
MGIC Investment Corp (a)	75,208	671
Montpelier Re Holdings Ltd ADR	158,242	5,244	Iron & Steel - 0.89%
			AK Steel Holding Corp (a)	34,790	263
National General Holdings Corp	6,883	129
National Security Group Inc/The	369	5	Carpenter Technology Corp	1,188	59
National Western Life Insurance Co	6,105	1,655	Commercial Metals Co	206,842	3,577
Navigators Group Inc/The (a)	26,566	1,809	Friedman Industries Inc	7,610	58
OneBeacon Insurance Group Ltd	10,270	163	Reliance Steel & Aluminum Co	123,425	8,329
Phoenix Cos Inc/The (a)	6,035	358	Schnitzer Steel Industries Inc	40,829	961
			Shiloh Industries Inc (a)	25,778	440
Platinum Underwriters Holdings Ltd	202,160	12,661	Universal Stainless & Alloy Products Inc (a)	9,234	237
Primerica Inc	14,134	723
ProAssurance Corp	6,265	293			$13,924
Radian Group Inc	62,956	1,061	Leisure Products & Services - 0.26%
RLI Corp	10,934	543	Ambassadors Group Inc (a)	2,629	9
Safety Insurance Group Inc	17,814	1,111	Arctic Cat Inc	2,504	84
Security National Financial Corp (a)	852	4	Black Diamond Inc (a)	1,479	12
Selective Insurance Group Inc	109,463	2,827	Brunswick Corp/DE	9,130	427
StanCorp Financial Group Inc	45,696	3,179	Callaway Golf Co	130,153	1,020
State Auto Financial Corp	43,969	920	Escalade Inc	3,889	45
Stewart Information Services Corp	38,872	1,373	Interval Leisure Group Inc	2,673	56
Symetra Financial Corp	192,411	4,560	Johnson Outdoors Inc	9,893	298
Third Point Reinsurance Ltd (a)	11,005	168	Life Time Fitness Inc (a)	35,004	1,953
Unico American Corp (a)	5,796	67	Nautilus Inc (a)	3,541	47
United Fire Group Inc	48,423	1,572	Steiner Leisure Ltd (a)	3,134	132
Universal Insurance Holdings Inc	26,913	471			$4,083
		$135,753
			Lodging - 0.24%
Internet - 0.48%			Belmond Ltd (a)	181,367	2,079
1-800-Flowers.com Inc (a)	28,855	232	Boyd Gaming Corp (a)	57,334	662
Bankrate Inc (a)	13,249	144	Caesars Entertainment Corp (a)	7,570	92
Blucora Inc (a)	57,978	982	Full House Resorts Inc (a)	9,522	12
Boingo Wireless Inc (a)	7,417	52	La Quinta Holdings Inc (a)	3,912	80
BroadVision Inc (a)	2,600	21	Marcus Corp/The	34,767	596
Cinedigm Corp (a)	17,268	27	Monarch Casino & Resort Inc (a)	2,257	36
Covisint Corp (a)	5,260	15	Red Lion Hotels Corp (a)	31,701	180
Dice Holdings Inc (a)	7,688	77
ePlus Inc (a)	11,373	694			$3,737
FTD Cos Inc (a)	28,753	1,012	Machinery - Construction & Mining - 0.07%
Global Sources Ltd (a)	4,862	36	Astec Industries Inc	17,246	654
Internap Network Services Corp (a)	16,126	129	Hyster-Yale Materials Handling Inc	6,115	480
Intralinks Holdings Inc (a)	73,399	634			$1,134
iPass Inc (a)	1,471	2
Lands' End Inc (a)	3,247	154	Machinery - Diversified - 0.30%
Liberty Ventures (a)	8,043	282	Alamo Group Inc	20,079	860
Limelight Networks Inc (a)	19,233	47	Albany International Corp	5,002	189
Liquidity Services Inc (a)	7,773	99	Applied Industrial Technologies Inc	5,202	254
magicJack VocalTec Ltd (a)	1,871	17	Briggs & Stratton Corp	73,804	1,491
ModusLink Global Solutions Inc (a)	56,699	198	Columbus McKinnon Corp/NY	5,676	161
			Gencor Industries Inc (a)	3,553	34
New Media Investment Group Inc	6,237	119	Gerber Scientific Inc (a),(b),(c)	56,637	—
Orbitz Worldwide Inc (a)	27,750	229
			Global Power Equipment Group Inc	2,642	36

PC-Tel Inc	47	—	Hurco Cos Inc	14,440	557
Perficient Inc (a)	14,710	244	Intevac Inc (a)	5,473	41
QuinStreet Inc (a)	4,116	17
RealNetworks Inc (a)	33,482	231	Kadant Inc	15,537	643
			Key Technology Inc (a)	1,200	16
Reis Inc	14,482	339	Lindsay Corp	586	51
RetailMeNot Inc (a)	240	5
			Tecumseh Products Co (a)	22,494	83
Rightside Group Ltd (a)	2,008	19
Safeguard Scientifics Inc (a)	19,448	388	Tennant Co	2,587	191
Shutterfly Inc (a)	2,966	124	Twin Disc Inc	3,069	79
			Xerium Technologies Inc (a)	2,530	38
Support.com Inc (a)	7,801	17
TechTarget Inc (a)	3,637	35			$4,724
TeleCommunication Systems Inc (a)	83,807	242	Media - 0.69%
TheStreet Inc	29,207	67	AH Belo Corp	31,351	361
Trulia Inc (a)	770	36	Beasley Broadcasting Group Inc	5,597	26
United Online Inc	22,342	251	Courier Corp	9,552	130
Zynga Inc (a)	132,527	338	Crown Media Holdings Inc (a)	7,911	28
		$7,555	Cumulus Media Inc (a)	219,996	850
			Demand Media Inc (a)	2,008	14
Investment Companies - 0.43%			Dex Media Inc (a)	4,442	35
Acacia Research Corp	8,515	153	Entercom Communications Corp (a)	28,805	295
Caesars Acquisition Co (a)	13,664	143
			Entravision Communications Corp	100	1
Capital Southwest Corp	11,839	434	EW Scripps Co/The (a)	83,110	1,595
Medallion Financial Corp	6,774	78	Gray Television Inc (a)	109,493	1,012

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Media (continued)			Miscellaneous Manufacturing (continued)
Here Media Inc (a),(b),(c)	3,700	$—	Servotronics Inc (a)	788	$5
Here Media Inc - Special Shares (a),(c)	3,700	—	Standex International Corp	73,823	6,367
Houghton Mifflin Harcourt Co (a)	18,542	371	Synalloy Corp	2,162	35
Journal Communications Inc (a)	91,189	895	Tredegar Corp	8,805	168
Lee Enterprises Inc (a)	15,646	58	TriMas Corp (a)	1,535	49
LIN Media LLC (a)	4,190	100	Trinity Industries Inc	9,670	345
McClatchy Co/The (a)	89,244	318	Trinseo SA (a)	2,637	38
Media General Inc (a)	23,639	353			$26,699
Meredith Corp	20,795	1,084
New York Times Co/The	50,214	645	Office & Business Equipment - 0.01%
			Eastman Kodak Co (a)	5,153	111
Radio One Inc (a)	27,800	69
Saga Communications Inc	5,536	222
Salem Communications Corp	17,567	135	Office Furnishings - 0.06%
Scholastic Corp	44,643	1,554	HNI Corp	765	36
Spanish Broadcasting System Inc (a)	1,921	8	Kewaunee Scientific Corp	3,601	63
Time Inc	25,038	566	Knoll Inc	18,260	363
		$10,725	Steelcase Inc	21,580	382
			Virco Manufacturing Corp (a)	4,847	13
Metal Fabrication & Hardware - 0.99%
AM Castle & Co (a)	35,449	261			$857
Ampco-Pittsburgh Corp	10,756	234	Oil & Gas - 1.80%
Chicago Rivet & Machine Co	1,070	33	Adams Resources & Energy Inc	1,651	69
CIRCOR International Inc	4,642	349	Alon USA Energy Inc	76,501	1,227
Dynamic Materials Corp	4,456	82	Apco Oil and Gas International Inc (a)	2,354	34
Eastern Co/The	2,538	41	Approach Resources Inc (a)	8,719	87
Haynes International Inc	2,138	99	Atwood Oceanics Inc	7,133	290
Lawson Products Inc/DE (a)	9,612	231	Barnwell Industries Inc (a)	2,755	7
LB Foster Co	9,234	500	Bill Barrett Corp (a)	8,453	128
Mueller Industries Inc	3,856	125	Callon Petroleum Co (a)	72,675	476
Mueller Water Products Inc - Class A	162,959	1,608	Clayton Williams Energy Inc (a)	365	30
NN Inc	5,507	137	Comstock Resources Inc	104,884	1,242
Northwest Pipe Co (a)	15,729	563	Contango Oil & Gas Co (a)	25,432	930
Olympic Steel Inc	13,908	280	Delek US Holdings Inc	79,031	2,678
Rexnord Corp (a)	320,750	9,478	Emerald Oil Inc (a)	18,694	59
RTI International Metals Inc (a)	64,483	1,519	Energy XXI Bermuda Ltd	122,878	945
		$15,540	Escalera Resources Co (a)	684	1
			Forest Oil Corp (a)	49,741	40
Mining - 1.02%			Gastar Exploration Inc (a)	3,023	12
Allied Nevada Gold Corp (a)	44,740	62
			Halcon Resources Corp (a)	88,859	277
A-Mark Precious Metals Inc (a)	2,012	21
			Harvest Natural Resources Inc (a)	59,132	220
Century Aluminum Co (a)	156,335	4,578
			Hercules Offshore Inc (a)	319,680	527
Charles & Colvard Ltd (a)	8,589	25
			Magnum Hunter Resources Corp (a)	5,543	26
Coeur Mining Inc (a)	125,221	463
			Magnum Hunter Resources Corp - Warrants	11,862	—
Globe Specialty Metals Inc	222,035	4,176	(a),(b),(c)
Hecla Mining Co	112,350	245	Matador Resources Co (a)	30,148	732
Horsehead Holding Corp (a)	75,371	1,184
			Midstates Petroleum Co Inc (a)	12,973	38
Kaiser Aluminum Corp	36,634	2,548	North Atlantic Drilling Ltd	16,043	99
Materion Corp	15,226	601	Northern Oil and Gas Inc (a)	75,937	859
Noranda Aluminum Holding Corp	57,970	256	Oasis Petroleum Inc (a)	124,300	3,724
Stillwater Mining Co (a)	133,467	1,752
			Pacific Drilling SA (a)	49,242	358
		$15,911	Parker Drilling Co (a)	310,284	1,378
Miscellaneous Manufacturing - 1.71%			PBF Energy Inc	11,857	309
Actuant Corp	40,230	1,276	PDC Energy Inc (a)	14,329	627
American Railcar Industries Inc	7,006	461	Penn Virginia Corp (a)	149,792	1,284
AO Smith Corp	3,260	174	PetroQuest Energy Inc (a)	3,802	18
Barnes Group Inc	85,821	3,138	Rex Energy Corp (a)	1,200	9
Blount International Inc (a)	30,400	465	Rosetta Resources Inc (a)	20,112	765
Chase Corp	301	11	RSP Permian Inc (a)	4,799	117
CLARCOR Inc	858	57	Sanchez Energy Corp (a)	3,092	53
Core Molding Technologies Inc (a)	9,787	130	SandRidge Energy Inc (a)	38,387	150
Fabrinet (a)	8,097	147	Stone Energy Corp (a)	116,238	2,848
Federal Signal Corp	92,884	1,319	Swift Energy Co (a)	57,822	396
FreightCar America Inc	1,548	51	Triangle Petroleum Corp (a)	64,445	499
GP Strategies Corp (a)	1,357	45	Unit Corp (a)	66,929	3,241
Handy & Harman Ltd (a)	1,249	44	Vaalco Energy Inc (a)	83,495	620
Hillenbrand Inc	325,600	10,839	Vantage Drilling Co (a)	62,697	61
LSB Industries Inc (a)	9,612	361	W&T Offshore Inc	28,162	256
Lydall Inc (a)	21,809	674	Warren Resources Inc (a)	95,992	332
MFRI Inc (a)	8,842	81			$28,078
Myers Industries Inc	20,726	310

NL Industries Inc	7,880	57	Oil & Gas Services - 3.30%
Park-Ohio Holdings Corp	750	40	Basic Energy Services Inc (a)	54,832	707
PMFG Inc (a)	2,306	12	Bristow Group Inc	82,972	6,133
			C&J Energy Services Inc (a)	15,839	305

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)

Oil & Gas Services (continued)			REITS (continued)
Dawson Geophysical Co	15,730	$267	Apollo Residential Mortgage Inc	31,057	$518
Exterran Holdings Inc	153,458	6,036	Armada Hoffler Properties Inc	8,040	75
Forbes Energy Services Ltd (a)	2,442	7	ARMOUR Residential REIT Inc	64,334	255
Forum Energy Technologies Inc (a)	406,365	11,093	Ashford Hospitality Prime Inc	21,880	379
Gulf Island Fabrication Inc	13,792	292	Ashford Hospitality Trust Inc	10,879	123
Gulfmark Offshore Inc	61,874	1,866	Associated Estates Realty Corp	16,206	316
Helix Energy Solutions Group Inc (a)	258,665	6,891	Aviv REIT Inc	4,104	138
ION Geophysical Corp (a)	133,391	374	Capstead Mortgage Corp	110,808	1,408
Key Energy Services Inc (a)	216,182	657	Chambers Street Properties	40,472	332
McDermott International Inc (a)	252,290	969	Chatham Lodging Trust	5,619	144
Mitcham Industries Inc (a)	16,760	171	Chesapeake Lodging Trust	12,114	400
MRC Global Inc (a)	8,712	183	Colony Financial Inc	20,446	456
Natural Gas Services Group Inc (a)	24,135	621	CorEnergy Infrastructure Trust Inc	9,617	72
Newpark Resources Inc (a)	127,502	1,457	Cousins Properties Inc	47,499	618
PHI Inc (a)	16,306	729	CubeSmart	24,851	523
Pioneer Energy Services Corp (a)	111,809	1,027	CyrusOne Inc	20,315	555
SEACOR Holdings Inc (a)	42,845	3,532	CYS Investments Inc	125,715	1,122
Steel Excel Inc (a)	16,164	493	DCT Industrial Trust Inc	98,869	848
Tesco Corp	50,369	959	DiamondRock Hospitality Co	72,048	1,034
Tetra Technologies Inc (a)	93,186	888	DuPont Fabros Technology Inc	20,664	640
Thermon Group Holdings Inc (a)	230,675	5,622	Dynex Capital Inc	53,001	446
Willbros Group Inc (a)	55,427	325	EastGroup Properties Inc	2,603	179
		$51,604	Education Realty Trust Inc	36,908	415
			EPR Properties	26,821	1,505
Packaging & Containers - 1.73%			Equity One Inc	14,423	346
Berry Plastics Group Inc (a)	33,468	871
Graphic Packaging Holding Co (a)	1,201,917	14,579	Excel Trust Inc	10,286	134
			FelCor Lodging Trust Inc	117,449	1,260
Greif Inc - Class A	4,836	213	First Industrial Realty Trust Inc	18,845	368
Greif Inc - Class B	557	28	First Potomac Realty Trust	16,655	208
Silgan Holdings Inc	230,226	11,318	Franklin Street Properties Corp	20,080	241
UFP Technologies Inc (a)	1,669	37
			Geo Group Inc/The	28,145	1,124
		$27,046	Getty Realty Corp	28,736	534
Pharmaceuticals - 1.48%			Government Properties Income Trust	63,089	1,440
Anacor Pharmaceuticals Inc (a)	4,006	118	Gramercy Property Trust Inc	25,384	159
Anika Therapeutics Inc (a)	7,464	300	Hatteras Financial Corp	16,426	313
BioScrip Inc (a)	54,103	349	Healthcare Realty Trust Inc	22,117	586
Catalent Inc (a)	1,461	38	Hersha Hospitality Trust	1,417,455	10,334
Impax Laboratories Inc (a)	23,069	668	Highwoods Properties Inc	41,986	1,800
Lannett Co Inc (a)	176,247	9,997	Hudson Pacific Properties Inc	8,939	244
Natural Alternatives International Inc (a)	3,359	21	Inland Real Estate Corp	52,274	554
Nektar Therapeutics (a)	9,395	130	Invesco Mortgage Capital Inc	30,557	506
Nutraceutical International Corp (a)	7,372	166	Investors Real Estate Trust	21,624	182
Omega Protein Corp (a)	63,319	915	iStar Financial Inc (a)	14,583	207
Owens & Minor Inc	12,009	400	Kite Realty Group Trust	7,261	188
PharMerica Corp (a)	87,927	2,522	LaSalle Hotel Properties	17,772	697
Prestige Brands Holdings Inc (a)	53,108	1,881	Lexington Realty Trust	34,977	383
Sagent Pharmaceuticals Inc (a)	1,274	40	LTC Properties Inc	17,516	734
SciClone Pharmaceuticals Inc (a)	4,450	34	Mack-Cali Realty Corp	15,089	283
Sucampo Pharmaceuticals Inc (a)	8,302	72	Medical Properties Trust Inc	37,229	502
Targacept Inc (a)	2,212	5	Monmouth Real Estate Investment Corp	9,548	107
VCA Inc (a)	5,115	233	New Residential Investment Corp	84,913	1,052
VWR Corp (a)	232,925	5,199	New York Mortgage Trust Inc	18,952	148
		$23,088	New York REIT Inc	29,979	336
			One Liberty Properties Inc	3,656	84
Real Estate - 0.23%			Parkway Properties Inc/Md	12,175	244
Alexander & Baldwin Inc	38,750	1,552	Pebblebrook Hotel Trust	14,953	637
Altisource Residential Corp	58,600	1,360	Pennsylvania Real Estate Investment Trust	15,360	329
BBX Capital Corp (a)	8,983	165	PennyMac Mortgage Investment Trust	49,756	1,075
California Coastal Communities Inc (a),(b),(c)	9,672	—	Physicians Realty Trust	8,094	124
Forestar Group Inc (a)	10,900	190	Potlatch Corp	16,270	716
Kennedy-Wilson Holdings Inc	10,692	290	PS Business Parks Inc	2,056	173
Stratus Properties Inc (a)	2,638	36	RAIT Financial Trust	14,478	106
		$3,593	Ramco-Gershenson Properties Trust	16,668	291
REITS - 3.44%			Redwood Trust Inc	14,352	270
Acadia Realty Trust	12,388	387	Resource Capital Corp	53,386	282
AG Mortgage Investment Trust Inc	44,456	847	Retail Opportunity Investments Corp	19,486	318
Agree Realty Corp	4,736	145	Rexford Industrial Realty Inc	7,852	121
American Assets Trust Inc	5,081	195	RLJ Lodging Trust	42,834	1,380
American Capital Mortgage Investment Corp	29,831	585	Rouse Properties Inc	6,316	115
American Realty Capital Healthcare Trust Inc	28,815	326	Ryman Hospitality Properties Inc	4,508	223
American Residential Properties Inc (a)	5,472	104	Sabra Health Care REIT Inc	10,660	305
Anworth Mortgage Asset Corp	25,515	132	Select Income REIT	36,233	888
Apollo Commercial Real Estate Finance Inc	66,052	1,086	Silver Bay Realty Trust Corp	6,541	111

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

REITS (continued)			Retail (continued)
Sovran Self Storage Inc	1,274	$108	Roundy's Inc	13,520	$45
STAG Industrial Inc	10,770	263	Ruby Tuesday Inc (a)	133,361	1,024
Starwood Waypoint Residential Trust	6,656	174	Rush Enterprises Inc - Class A (a)	52,768	2,010
Strategic Hotels & Resorts Inc (a)	59,794	768	Rush Enterprises Inc - Class B (a)	11,863	384
Summit Hotel Properties Inc	17,203	200	Ruth's Hospitality Group Inc	22,355	272
Sunstone Hotel Investors Inc	63,736	976	Shoe Carnival Inc	24,039	442
Terreno Realty Corp	5,681	120	Sonic Automotive Inc	11,721	291
UMH Properties Inc	5,041	51	Sonic Corp	44,670	1,127
Universal Health Realty Income Trust	6,194	300	Stage Stores Inc	26,855	453
Urstadt Biddle Properties Inc	2,714	59	Stein Mart Inc	18,948	254
Washington Real Estate Investment Trust	52,473	1,483	Systemax Inc (a)	11,879	182
Western Asset Mortgage Capital Corp	7,057	106	Trans World Entertainment Corp	14,559	48
Whitestone REIT	6,660	100	Tuesday Morning Corp (a)	46,848	955
		$53,778	Vitamin Shoppe Inc (a)	17,612	826
			Wendy's Co/The	376,438	3,019
Retail - 6.73%			West Marine Inc (a)	33,578	330
Abercrombie & Fitch Co	59,658	1,997	World Fuel Services Corp	2,707	112
American Eagle Outfitters Inc	38,122	491	Zumiez Inc (a)	1,256	42
America's Car-Mart Inc/TX (a)	1,997	92
Ascena Retail Group Inc (a)	6,814	85			$105,160
Barnes & Noble Inc (a)	70,408	1,536	Savings & Loans - 1.68%
Big 5 Sporting Goods Corp	1,355	17	Ameriana Bancorp	2,687	46
Biglari Holdings Inc (a)	2,586	903	Astoria Financial Corp	249,400	3,279
BJ's Restaurants Inc (a)	4,109	180	Atlantic Coast Financial Corp (a)	210	1
Bloomin' Brands Inc (a)	266,000	5,030	Banc of California Inc	14,746	173
Bob Evans Farms Inc	3,880	190	Bank Mutual Corp	49,295	325
Books-A-Million Inc (a)	13,331	19	BankFinancial Corp	23,353	279
Brown Shoe Co Inc	13,128	349	Bear State Financial Inc (a)	356	3
Build-A-Bear Workshop Inc (a)	27,481	466	Beneficial Mutual Bancorp Inc (a)	31,127	418
Burlington Stores Inc (a)	898	38	Berkshire Hills Bancorp Inc	31,018	800
Cache Inc (a)	23,972	14	Brookline Bancorp Inc	92,802	890
Cash America International Inc	22,466	1,105	Cape Bancorp Inc	5,980	53
Cato Corp/The	10,989	392	Capitol Federal Financial Inc	234,853	3,008
Children's Place Inc/The	19,633	967	Chicopee Bancorp Inc	1,061	16
Christopher & Banks Corp (a)	15,500	101	Citizens Community Bancorp Inc/WI	2,250	20
Citi Trends Inc (a)	22,006	498	Dime Community Bancshares Inc	22,207	350
Coast Distribution System Inc/The (a)	2,597	8	Eagle Bancorp Montana Inc	111	1
Conn's Inc (a)	308	10	ESB Financial Corp	4,830	91
Cracker Barrel Old Country Store Inc	4,521	522	ESSA Bancorp Inc	9,408	108
Denny's Corp (a)	94,918	818	EverBank Financial Corp	28,786	551
Destination Maternity Corp	7,508	113	First Defiance Financial Corp	13,054	400
Destination XL Group Inc (a)	468	2	First Financial Northwest Inc	17,586	204
DineEquity Inc	15,443	1,374	First Niagara Financial Group Inc	16,610	124
Express Inc (a)	15,613	234	Flagstar Bancorp Inc (a)	16,589	261
Ezcorp Inc (a)	34,901	393	Flushing Financial Corp	51,223	1,031
Finish Line Inc/The	18,383	486	Fox Chase Bancorp Inc	15,669	257
First Cash Financial Services Inc (a)	177,926	10,512	Hampden Bancorp Inc	695	12
Fred's Inc	77,865	1,222	Heritage Financial Group Inc	2,794	59
Frisch's Restaurants Inc	4,600	118	HF Financial Corp	8,101	110
Gaiam Inc (a)	15,945	121	HMN Financial Inc (a)	2,080	27
Genesco Inc (a)	4,307	330	Home Bancorp Inc (a)	3,409	78
GNC Holdings Inc	274,350	11,405	HomeStreet Inc	700	12
Group 1 Automotive Inc	115,835	9,895	HomeTrust Bancshares Inc (a)	7,024	109
Guess? Inc	15,839	352	HopFed Bancorp Inc	3,929	45
Haverty Furniture Cos Inc	25,947	571	Investors Bancorp Inc	60,824	654
hhgregg Inc (a)	10,615	55	LSB Financial Corp/IN	514	22
HSN Inc	153,400	10,135	Magyar Bancorp Inc (a)	400	3
Jack in the Box Inc	119,175	8,466	Meta Financial Group Inc	3,224	121
Kirkland's Inc (a)	4,575	81	MutualFirst Financial Inc	4,937	107
Lithia Motors Inc	3,800	295	Naugatuck Valley Financial Corp (a)	279	2
Luby's Inc (a)	28,408	142	New Hampshire Thrift Bancshares Inc	1,896	30
MarineMax Inc (a)	38,611	740	Northeast Community Bancorp Inc	2,697	19
Men's Wearhouse Inc	212,952	10,016	Northfield Bancorp Inc	39,682	565
Movado Group Inc	30,853	1,090	Northwest Bancshares Inc	161,220	2,069
New York & Co Inc (a)	8,783	29	Ocean Shore Holding Co	2,736	39
Office Depot Inc (a)	234,479	1,224	OceanFirst Financial Corp	4,294	71
Pacific Sunwear of California Inc (a)	78,043	119	Oneida Financial Corp	800	11
Pantry Inc/The (a)	35,495	914	Oritani Financial Corp	12,360	182
PC Connection Inc	38,693	922	Pacific Premier Bancorp Inc (a)	7,200	117
PCM Inc (a)	21,523	208	Provident Financial Holdings Inc	10,567	154
Penske Automotive Group Inc	68,729	3,109	Provident Financial Services Inc	165,557	3,018
Pep Boys-Manny Moe & Jack/The (a)	99,549	949	Prudential Bancorp Inc	6,246	76
Perfumania Holdings Inc (a)	3,407	21	Pulaski Financial Corp	4,791	57
Regis Corp	110,302	1,873	Riverview Bancorp Inc (a)	28,105	114

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Savings & Loans (continued)			Software (continued)
SI Financial Group Inc	1,687	$19	Broadridge Financial Solutions Inc	331,200	$14,550
Simplicity Bancorp Inc	2,832	47	BroadSoft Inc (a)	130,850	2,996
Sterling Bancorp/DE	50,590	711	BSQUARE Corp (a)	81	—
Territorial Bancorp Inc	9,547	205	CommVault Systems Inc (a)	153,900	6,824
TierOne Corp (a),(b),(c)	2,447	—	Compuware Corp	37,524	381
Timberland Bancorp Inc/WA	7,281	77	Concurrent Computer Corp	2,188	16
United Community Financial Corp/OH	25,332	130	CSG Systems International Inc	3,796	101
United Financial Bancorp Inc	26,145	367	Dealertrack Technologies Inc (a)	2,598	122
Washington Federal Inc	168,114	3,670	Digi International Inc (a)	39,712	329
Waterstone Financial Inc	10,357	127	Digital River Inc (a)	43,096	1,102
Wayne Savings Bancshares Inc	1,380	18	Dun & Bradstreet Corp/The	93,225	11,449
Westfield Financial Inc	23,009	163	Ebix Inc	8,961	132
WSFS Financial Corp	1,897	149	Epiq Systems Inc	41,338	663
		$26,255	GSE Systems Inc (a)	3,462	5
			ManTech International Corp/VA	39,925	1,124
Semiconductors - 2.91%			MedAssets Inc (a)	227,733	4,933
Alpha & Omega Semiconductor Ltd (a)	23,298	216
			Paycom Software Inc (a)	1,907	34
Amkor Technology Inc (a)	106,766	724
			Progress Software Corp (a)	9,708	251
ANADIGICS Inc (a)	2,787	2
			PTC Inc (a)	6,780	259
Axcelis Technologies Inc (a)	83,853	183
			Sapiens International Corp NV (a)	4,109	33
AXT Inc (a)	9,695	23
			Seachange International Inc (a)	30,497	206
Brooks Automation Inc	94,713	1,168	SS&C Technologies Holdings Inc (a)	250,850	12,121
Cabot Microelectronics Corp (a)	5,670	273
Cascade Microtech Inc (a)	20,908	225	SYNNEX Corp	92,854	6,424
			Take-Two Interactive Software Inc (a)	22,172	587
CEVA Inc (a)	6,890	112
			Verint Systems Inc (a)	278,644	16,019
Cirrus Logic Inc (a)	46,427	896
Cohu Inc	25,085	256			$82,153
Diodes Inc (a)	20,990	542	Storage & Warehousing - 0.21%
DSP Group Inc (a)	39,162	380	Mobile Mini Inc	69,952	3,066
Emcore Corp (a)	1,615	8	Wesco Aircraft Holdings Inc (a)	9,193	163
Emulex Corp (a)	171,588	972			$3,229
Entegris Inc (a)	11,936	162
Entropic Communications Inc (a)	33,314	83	Supranational Bank - 0.01%
Exar Corp (a)	10,241	98	Banco Latinoamericano de Comercio Exterior	5,930	199
Fairchild Semiconductor International Inc (a)	199,282	3,059	SA
FormFactor Inc (a)	115,982	924
GigOptix Inc (a)	4,322	5	Telecommunications - 1.77%
Ikanos Communications Inc (a)	9,018	4	ADTRAN Inc	6,399	136
Ikanos Communications Inc - Rights (a),(b),(c)	9,018	—	Anixter International Inc	10,022	853
Integrated Device Technology Inc (a)	8,297	136	Atlantic Tele-Network Inc	5,679	382
Integrated Silicon Solution Inc	67,602	918	Aviat Networks Inc (a)	56,757	100
International Rectifier Corp (a)	108,315	4,307	Aware Inc	17,409	75
Intersil Corp	314,220	4,176	Black Box Corp	52,089	1,145
IXYS Corp	31,754	371	Cincinnati Bell Inc (a)	241,870	888
Kulicke & Soffa Industries Inc (a)	123,493	1,781	Clearfield Inc (a)	543	8
Lattice Semiconductor Corp (a)	57,363	385	CommScope Holding Co Inc (a)	394,875	8,506
Microsemi Corp (a)	15,217	397	Communications Systems Inc	8,832	105
MKS Instruments Inc	64,061	2,332	Comtech Telecommunications Corp	26,445	1,006
OmniVision Technologies Inc (a)	149,848	4,013	Consolidated Communications Holdings Inc	4,397	114
Pericom Semiconductor Corp (a)	33,659	368	DigitalGlobe Inc (a)	40,991	1,172
Photronics Inc (a)	127,747	1,149	EarthLink Holdings Corp	210,913	754
PMC-Sierra Inc (a)	23,240	181	Finisar Corp (a)	1,728	29
QLogic Corp (a)	90,577	1,069	General Communication Inc (a)	31,409	368
Richardson Electronics Ltd/United States	19,771	198	Globalstar Inc (a)	46,728	111
Rovi Corp (a)	196,080	4,094	Harmonic Inc (a)	206,538	1,377
Rudolph Technologies Inc (a)	11,717	103	Hawaiian Telcom Holdco Inc (a)	6,117	165
Sigma Designs Inc (a)	53,970	215	HC2 Holdings Inc (a)	1,074	6
Silicon Image Inc (a)	39,182	210	ID Systems Inc (a)	1,586	12
Silicon Laboratories Inc (a)	2,607	119	IDT Corp - Class B	2,883	47
SunEdison Inc (a)	28,212	550	Inteliquent Inc	2,374	40
Tessera Technologies Inc	3,790	115	Intelsat SA (a)	7,426	144
TriQuint Semiconductor Inc (a)	344,389	7,449	Iridium Communications Inc (a)	108,466	1,030
Ultra Clean Holdings Inc (a)	15,329	135	Ixia (a)	17,295	167
Ultratech Inc (a)	3,912	75	KVH Industries Inc (a)	8,268	107
Veeco Instruments Inc (a)	6,810	245	Leap Wireless International Inc - Rights	64,745	163
Xcerra Corp (a)	14,655	124	(a),(b),(c)
		$45,530	Loral Space & Communications Inc (a)	5,437	416
			NeoPhotonics Corp (a)	3,868	13
Software - 5.26%			Netgear Inc (a)	33,215	1,130
Actua Corp (a)	7,478	140
			Novatel Wireless Inc (a)	9,345	27
Acxiom Corp (a)	42,854	807
Audience Inc (a)	1,781	7	NTELOS Holdings Corp	2,777	28
			Oclaro Inc (a)	15,101	24
Avid Technology Inc (a)	48,969	492
Bottomline Technologies de Inc (a)	1,854	46	Oplink Communications Inc	36,787	767
			Optical Cable Corp	8,872	41

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000		's)

Telecommunications (continued)			Trucking & Leasing (continued)
Orbcomm Inc (a)	70,586	$447	TAL International Group Inc	10,975			$473
Plantronics Inc	1,072	56	Textainer Group Holdings Ltd	2,456			84
Polycom Inc (a)	311,482	4,074	Willis Lease Finance Corp (a)	8,412			192
Preformed Line Products Co	1,084	62					$13,440
Premiere Global Services Inc (a)	8,568	90
RELM Wireless Corp (a)	1,332	7	Water - 0.07%
RF Industries Ltd	300	1	American States Water Co	9,677			346
Shenandoah Telecommunications Co	2,947	87	California Water Service Group	15,161			395
Spok Holdings Inc	25,224	410	Connecticut Water Service Inc	2,720			101
Straight Path Communications Inc (a)	1,189	26	Consolidated Water Co Ltd	14,307			171
Telephone & Data Systems Inc	21,812	559	Middlesex Water Co	1,357			31
Tessco Technologies Inc	3,376	108	SJW Corp	959			31
Vonage Holdings Corp (a)	30,541	106					$1,075
West Corp	3,592	115	TOTAL COMMON STOCKS				$1,501,215
Westell Technologies Inc (a)	34,514	46	INVESTMENT COMPANIES - 4.10%	Shares Held	Value	(000	's)
		$27,650	Publicly Traded Investment Fund - 4.10%
Textiles - 0.17%			BlackRock Liquidity Funds TempFund	30,482,210			30,482
Culp Inc	3,581	68	Portfolio
Dixie Group Inc/The (a)	11,461	90	Goldman Sachs Financial Square Funds -	32,897,865			32,898
G&K Services Inc	22,119	1,395	Money Market Fund
UniFirst Corp/MA	9,699	1,082	JP Morgan Prime Money Market Fund	700,211			700
		$2,635					$64,080
			TOTAL INVESTMENT COMPANIES				$64,080
Toys, Games & Hobbies - 0.01%			Total Investments				$1,565,295
Jakks Pacific Inc (a)	25,395	162
LeapFrog Enterprises Inc (a)	8,019	43	Liabilities in Excess of Other Assets, Net - (0.16)%				$(2,499)
			TOTAL NET ASSETS - 100.00%				$1,562,796
		$205
			(a) Non-Income Producing Security
Transportation - 1.53%			(b) Security is Illiquid
Air Transport Services Group Inc (a)	94,542	773	(c)			Fair value of these investments is determined in good faith by the Manager
ArcBest Corp	73,092	2,829	under procedures established and periodically reviewed by the Board of
Atlas Air Worldwide Holdings Inc (a)	49,124	1,814
			Directors. At the end of the period, the fair value of these securities totaled
Baltic Trading Ltd	26,411	99	$295 or 0.02% of net assets.
CAI International Inc (a)	6,463	136
Celadon Group Inc	129,833	2,526
Con-way Inc	61,931	2,686	Portfolio Summary (unaudited)
Covenant Transportation Group Inc (a)	11,049	229	Sector				Percent
DHT Holdings Inc	10,525	70	Financial				26.53%
Era Group Inc (a)	37,117	869	Consumer, Non-cyclical				16.27%
GasLog Ltd	6,136	128	Industrial				14.22%
Hornbeck Offshore Services Inc (a)	71,743	2,199	Consumer, Cyclical				13.60%
International Shipholding Corp	8,671	174	Technology				11.02%
Knightsbridge Shipping Ltd	10,051	88	Energy				5.49%
Marten Transport Ltd	61,332	1,203	Basic Materials				4.35%
Matson Inc	59,030	1,682	Exchange Traded Funds				4.10%
Navios Maritime Acquisition Corp	24,428	77	Communications				3.01%
Navios Maritime Holdings Inc	13,504	80	Utilities				1.50%
Nordic American Tankers Ltd	13,295	112	Diversified				0.06%
Overseas Shipholding Group Inc - Warrants	34,268	120	Government				0.01%
(a),(c)			Liabilities in Excess of Other Assets, Net				(0.16)%
PAM Transportation Services Inc (a)	10,768	463	TOTAL NET ASSETS				100.00%
Patriot Transportation Holding Inc (a)	960	41
Providence and Worcester Railroad Co	4,798	85
Quality Distribution Inc (a)	34,542	448
Roadrunner Transportation Systems Inc (a)	14,102	290
Safe Bulkers Inc	11,359	61
Saia Inc (a)	19,069	935
Scorpio Bulkers Inc (a)	22,919	112
Scorpio Tankers Inc	37,427	327
Ship Finance International Ltd	26,342	453
Teekay Tankers Ltd	19,292	82
Tidewater Inc	17,774	655
Ultrapetrol Bahamas Ltd (a)	14,867	45
USA Truck Inc (a)	8,609	146
UTI Worldwide Inc (a)	15,563	170
Werner Enterprises Inc	45,151	1,243
XPO Logistics Inc (a)	7,577	303
YRC Worldwide Inc (a)	4,864	104
		$23,857

Trucking & Leasing - 0.86%
AMERCO	12,249	3,321
GATX Corp	91,429	5,797
Greenbrier Cos Inc/The	57,130	3,573

See accompanying notes

Schedule of Investments
SmallCap Value Fund II
October 31, 2014

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
Russell 2000 Mini; December 2014	Long	584	$65,230	$68,386	$3,156
Total					$3,156
Amounts in thousands except contracts

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2014

	Principal			Principal
BONDS- 1.00%	Amount (000's)	Value (000's )	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's )

U.S. Municipals - 1.00%			California (continued)
Oglala Sioux Tribe			Metropolitan Water District of Southern
5.00%, 10/01/2022 (a)	$650	$652	California
5.75%, 10/01/2025 (a)	1,500	1,538	5.00%, 07/01/2029	$1,150	$1,329
		$2,190	Morongo Band of Mission Indians/The
TOTAL BONDS		$2,190	6.50%, 03/01/2028 (a)	500	556
	Principal		Port of Los Angeles
MUNICIPAL BONDS - 100.29%	Amount (000's)	Value (000's)	5.00%, 08/01/2031	1,240	1,407
			Regents of the University of California
Alabama - 2.22%			Medical Center Pooled Revenue
Auburn University			5.50%, 05/15/2027	1,375	1,543
5.00%, 06/01/2038	$1,500	$1,661	Richmond Joint Powers Financing Authority
Birmingham Airport Authority (credit support			6.25%, 07/01/2024	1,000	1,199
from AGM)			Ripon Unified School District (credit support
5.25%, 07/01/2030 (b)	1,000	1,117	from BAM)
Courtland Industrial Development Board			0.00%, 08/01/2036 (b),(d)	735	236
5.20%, 06/01/2025	1,250	1,262	Riverside Community Properties Development
Selma Industrial Development Board			Inc
6.25%, 11/01/2033	700	812	6.00%, 10/15/2038	1,150	1,372
		$4,852	Sacramento Area Flood Control
			Agency (credit support from BAM)
Alaska - 0.81%			5.00%, 10/01/2039 (b)	1,340	1,517
Borough of Matanuska-Susitna AK (credit

support from ASSURED GTY)			San Diego Unified School District/CA
5.50%, 09/01/2023 (b)	1,500	1,768	0.00%, 07/01/2032 (d)	5,000	2,514
			Southern California Public Power Authority
			5.25%, 07/01/2028	1,000	1,196
Arizona - 2.00%			University of California
Arizona Department of Transportation State			5.00%, 05/15/2037	1,500	1,685
Highway Fund Revenue			5.75%, 05/15/2025	1,380	1,662
5.00%, 07/01/2026	1,500	1,701	West Contra Costa Unified School District
City of Phoenix Civic Improvement Corp			5.25%, 08/01/2033	1,000	1,167
5.00%, 07/01/2034	1,000	1,126			$44,995
Industrial Development Authority of the
County of Pima/The			Colorado - 1.10%
6.25%, 06/01/2026	160	161	Platte River Power Authority
6.55%, 12/01/2037	300	306	5.00%, 06/01/2026	1,135	1,314
Navajo County Pollution Control Corp			Regional Transportation District
5.75%, 06/01/2034	1,000	1,077	6.00%, 01/15/2041	450	504
		$4,371	6.50%, 01/15/2030	500	581
					$2,399
California - 20.68%
Alum Rock Union Elementary School			Connecticut - 0.56%
District			State of Connecticut (credit support from
5.25%, 08/01/2043	1,000	1,147	ACA)
			6.60%, 07/01/2024 (b)	1,215	1,219
Bay Area Toll Authority
5.00%, 04/01/2034	2,500	2,821
California Educational Facilities Authority			District of Columbia - 3.16%
5.00%, 01/01/2038 (c)	1,621	1,779	District of Columbia
5.00%, 10/01/2038 (c)	2,700	3,020	5.00%, 12/01/2023	1,785	2,086
5.00%, 01/01/2039 (c)	8,148	9,089	5.00%, 12/01/2024	715	831
California Statewide Communities			6.38%, 10/01/2034	1,000	1,182
Development Authority			District of Columbia Water & Sewer
6.25%, 11/15/2019	500	560	Authority (credit support from AGM)
6.63%, 11/15/2024	500	582	5.50%, 10/01/2017 (b)	500	570
California Statewide Communities			District of Columbia Water & Sewer
Development Authority (credit support from			Authority (credit support from AGM-CR
FHA INS)			NATL-RE-FGIC)
6.63%, 08/01/2029 (b)	890	1,079	5.50%, 10/01/2041 (b)	2,000	2,220
California Statewide Communities					$6,889
Development Authority (credit support from
GNMA COLL)			Florida - 3.71%
4.90%, 07/20/2039 (b)	500	529	County of Miami-Dade FL Aviation
City of Los Angeles Department of Airports			Revenue (credit support from ASSURED
5.00%, 05/15/2035	1,500	1,701	GTY)
City of Vernon CA Electric System Revenue			5.25%, 10/01/2033 (b)	2,000	2,232
5.13%, 08/01/2021	1,000	1,120	Escambia County Health Facilities
Golden State Tobacco Securitization Corp			Authority (credit support from AMBAC)
5.75%, 06/01/2047	1,500	1,218	5.95%, 07/01/2020 (b)	65	69
Lancaster Redevelopment Agency			Florida HomeLoan Corp (credit support from
6.50%, 08/01/2029	580	692	AMBAC FHA 542 (C))
Los Angeles Department of Water & Power			6.50%, 07/01/2036 (b)	900	902
5.25%, 07/01/2038	1,000	1,125	Greater Orlando Aviation Authority
Los Angeles Unified School District/CA			5.00%, 11/15/2036	1,000	988
5.00%, 07/01/2029	1,000	1,150

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2014

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

Florida (continued)			Indiana (continued)
Miami-Dade County Educational Facilities			Town of Shoals IN
Authority (credit support from BHAC-CR)			7.25%, 11/01/2043	$700	$780
5.50%, 04/01/2038 (b)	$1,000	$1,058			$4,810
Miami-Dade County School Board Foundation
Inc (credit support from ASSURED GTY)			Iowa- 2.55%
5.25%, 05/01/2028 (b)	2,000	2,237	City of Altoona IA (credit support from CITY
Orange County Industrial Development			APPROP)
			5.75%, 06/01/2031 (b)	1,200	1,296
Authority/FL
8.00%, 07/01/2036 (a)	600	603	Iowa Finance Authority
		$8,089	5.00%, 12/01/2019	4,000	4,273
					$5,569
Georgia - 0.55%
City of Atlanta GA Water & Wastewater			Kansas - 0.85%
Revenue			County of Sedgwick KS/County of Shawnee
6.00%, 11/01/2027	1,000	1,209	KS (credit support from GNMA/FNMA)
			5.65%, 06/01/2037 (b)	655	708
			Kansas Development Finance Authority
Idaho- 1.40%			5.50%, 11/15/2029	1,000	1,152
Idaho Health Facilities Authority					$1,860
6.65%, 02/15/2021	2,000	2,621
Idaho Housing & Finance Association			Kentucky - 2.83%
5.85%, 07/01/2036	435	445	Kentucky Economic Development Finance
		$3,066	Authority
			5.38%, 08/15/2024	1,000	1,121
Illinois - 10.45%			5.63%, 08/15/2027	1,000	1,123
City of Chicago IL			Kentucky Economic Development Finance
7.13%, 03/15/2022	400	400	Authority (credit support from ASSURED
7.46%, 02/15/2026	250	192	GTY)
City of Chicago IL (credit support from			6.00%, 12/01/2033 (b)	1,000	1,085
ASSURED GTY)			Kentucky State Property & Building
5.25%, 01/01/2025 (b)	2,000	2,167	Commission (credit support from ASSURED
City of Chicago IL Wastewater Transmission			GTY)
Revenue (credit support from BHAC)			5.25%, 02/01/2025 (b)	1,000	1,155
5.50%, 01/01/2038 (b)	1,000	1,107	Paducah Electric Plant Board (credit support
Gilberts Special Service Area No 24/IL			from ASSURED GTY)
5.38%, 03/01/2034	325	277	5.25%, 10/01/2035 (b)	1,500	1,687
Huntley Special Service Area No					$6,171
10/IL (credit support from ASSURED GTY)
5.10%, 03/01/2029 (b)	1,000	1,067	Louisiana - 1.98%
Illinois Finance Authority			Lafayette Public Trust Financing
5.00%, 12/01/2015	750	782	Authority (credit support from AGM)
			5.25%, 10/01/2030 (b)	1,000	1,114
5.38%, 08/15/2024	500	574
5.50%, 08/01/2037	1,000	1,090	Louisiana Public Facilities Authority
5.75%, 08/15/2030	1,050	1,221	8.38%, 07/01/2039	600	621
5.75%, 11/15/2037	1,500	1,624	Louisiana Public Facilities Authority (credit
6.00%, 03/01/2038	1,540	1,743	support from FNMA)
			0.00%, 12/01/2019 (b),(d)	1,500	1,402
6.25%, 11/15/2035	1,000	1,167
6.50%, 11/01/2038	1,000	1,165	New Orleans Aviation Board (credit support
7.00%, 02/15/2018	360	402	from ASSURED GTY)
			6.00%, 01/01/2023 (b)	1,000	1,167
7.25%, 11/01/2038	1,000	1,195
Illinois State Toll Highway Authority					$4,304
5.25%, 01/01/2030	1,000	1,149	Maryland - 0.53%
State of Illinois			Maryland Economic Development Corp
5.50%, 07/01/2027	3,410	3,820	5.75%, 06/01/2035	545	587
United City of Yorkville IL			Maryland Health & Higher Educational
5.75%, 03/01/2028	500	506	Facilities Authority
6.00%, 03/01/2036	300	288	6.00%, 07/01/2041	500	576
Village of Bartlett IL					$1,163
5.60%, 01/01/2023	300	307
Village of Bolingbrook IL			Massachusetts - 4.47%
6.25%, 01/01/2024 (e)	500	479	Massachusetts Bay Transportation Authority
Village of Pingree Grove IL Special Service			5.25%, 07/01/2028	2,000	2,577
Area No 7			Massachusetts Development Finance Agency
6.00%, 03/01/2036	64	65	5.75%, 12/01/2042	1,000	1,206
		$22,787	Massachusetts Educational Financing
			Authority
Indiana - 2.21%			4.90%, 07/01/2028	3,495	3,708
City of Rockport IN			Massachusetts Health & Educational Facilities
7.00%, 06/01/2028	1,000	1,016	Authority (credit support from GO OF UNIV)
Indiana Finance Authority			5.00%, 07/01/2038 (b)	1,000	1,117
5.00%, 10/01/2044	700	747	Massachusetts State College Building
5.38%, 11/01/2032	1,000	1,121	Authority
Indiana Municipal Power Agency			5.50%, 05/01/2039	1,000	1,145
6.00%, 01/01/2039	1,000	1,146			$9,753

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2014

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)

Michigan - 1.04%			New York (continued)
City of Detroit MI Sewage Disposal System			Tompkins County Development Corp
Revenue (credit support from AGM)			5.00%, 07/01/2027	$1,115	$1,190
7.00%, 07/01/2027 (b)	$1,500	$1,757			$16,616
Kent Hospital Finance Authority
5.50%, 01/15/2047	500	505	North Carolina - 0.53%
		$2,262	City of Raleigh NC Combined Enterprise
			System Revenue
Minnesota - 0.81%			5.00%, 03/01/2031	1,000	1,144
City of Minneapolis MN
6.75%, 11/15/2032	500	591
City of Minneapolis MN (credit support from			Ohio- 2.28%
ASSURED GTY)			City of Cincinnati OH
6.50%, 11/15/2038 (b)	1,000	1,176	5.00%, 12/01/2032	815	927
			County of Montgomery OH
		$1,767	6.25%, 11/15/2033	1,310	1,313
Nebraska - 1.54%			Ohio Air Quality Development Authority
Municipal Energy Agency of Nebraska (credit			5.63%, 06/01/2018	1,000	1,119
support from BHAC)			Ohio Higher Educational Facility
5.13%, 04/01/2029 (b)	1,000	1,136	Commission
Omaha Public Power District			6.75%, 01/15/2039	1,000	1,014
5.50%, 02/01/2039	1,000	1,120	Ohio Housing Finance Agency (credit support
University of Nebraska			from GNMA/FNMA/FHLMC COLL)
5.25%, 07/01/2039	1,000	1,122	5.20%, 09/01/2029 (b)	550	587
		$3,378			$4,960

Nevada - 0.52%			Pennsylvania - 4.11%
County of Clark NV			Allegheny County Industrial Development
5.13%, 07/01/2034	1,000	1,126	Authority
			6.00%, 07/15/2038	1,000	1,017
			City of Scranton PA
New Hampshire - 0.49%			7.25%, 09/01/2023	600	603
City of Manchester NH General Airport			8.50%, 09/01/2022	700	731
Revenue (credit support from AGM)			Pennsylvania Economic Development
5.13%, 01/01/2030 (b)	1,000	1,077
			Financing Authority
			6.00%, 06/01/2031	500	501
New Jersey - 1.83%			Pennsylvania Turnpike Commission
Casino Reinvestment Development Authority			0.00%, 12/01/2028 (d),(e)	800	864
5.25%, 11/01/2039	750	804	0.00%, 12/01/2034 (d),(e)	500	537
New Jersey Economic Development			5.00%, 12/01/2034	2,000	2,253
Authority			Pottsville Hospital Authority/PA
5.00%, 09/01/2034	1,000	1,083	6.50%, 07/01/2028	2,300	2,423
5.75%, 04/01/2031	1,000	1,152			$8,929
5.75%, 06/01/2031	550	608
New Jersey Housing & Mortgage Finance			Puerto Rico - 0.52%
Agency			Government Development Bank for Puerto
6.38%, 10/01/2028	315	328	Rico
		$3,975	5.00%, 12/01/2014	1,145	1,137

New York - 7.63%			South Carolina - 0.51%
Brooklyn Arena Local Development Corp			South Carolina Jobs-Economic Development
6.38%, 07/15/2043	1,400	1,588	Authority (credit support from ASSURED
Hudson Yards Infrastructure Corp			GTY)
5.75%, 02/15/2047	2,500	2,878	5.38%, 02/01/2029 (b)	1,000	1,109
Metropolitan Transportation Authority
5.25%, 11/15/2030	1,500	1,725
New York City Industrial Development			Tennessee - 0.37%
Agency (credit support from ASSURED			Chattanooga Health Educational & Housing
GTY)			Facility Board
6.13%, 01/01/2029 (b)	1,000	1,157	5.50%, 10/01/2020	295	300
New York City Transitional Finance Authority			Shelby County Health Educational & Housing
Building Aid Revenue (credit support from			Facilities Board
ST AID WITHHLDG)			5.63%, 09/01/2026	500	507
5.25%, 01/15/2039 (b)	2,145	2,416			$807
New York Liberty Development Corp
5.00%, 11/15/2031	1,000	1,121	Texas- 5.01%
5.00%, 09/15/2040	1,000	1,131	Capital Area Cultural Education Facilities
New York Liberty Development Corp (credit			Finance Corp
support from GO OF AUTH)			6.13%, 04/01/2045	1,000	1,154
5.00%,12/15/2041 (b)	1,000	1,123	City of Houston TX Airport System Revenue
			5.00%, 07/01/2029	2,000	2,111
New York State Dormitory Authority (credit			Dallas County Flood Control District No 1
support from ASSURED GTY ST AID
WITHHLDG)			6.75%, 04/01/2016	85	85
5.00%, 10/01/2023 (b)	2,000	2,287	Harris County Industrial Development Corp
			5.00%, 02/01/2023	400	436

See accompanying notes

Schedule of Investments
Tax-Exempt Bond Fund
October 31, 2014

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's)		Value (000's)

Texas (continued)			Wisconsin (continued)
North Texas Health Facilities Development			Public Finance Authority
Corp (credit support from AGM)			6.00%, 07/15/2042	$500		$531
5.00%, 09/01/2024 (b)	$1,000	$1,096	State of Wisconsin (credit support from ST
North Texas Tollway Authority			APPROP)
5.63%, 01/01/2033	1,000	1,111	5.38%, 05/01/2025 (b)	1,000		1,169
5.75%, 01/01/2033	1,130	1,258	Wisconsin Health & Educational Facilities
Sea Breeze Public Facility Corp			Authority
6.50%, 01/01/2046	100	102	6.38%, 02/15/2029	500		583
Tarrant County Cultural Education Facilities			6.63%, 02/15/2039	720		841
Finance Corp (credit support from ASSURED						$8,287
GTY)			TOTAL MUNICIPAL BONDS			$218,468
6.25%, 07/01/2028 (b)	1,000	1,150	Total Investments			$220,658
Texas A&M University			Liability for Floating Rate Notes Issued in Conjunction with
5.00%, 05/15/2027	1,000	1,150	Securities Held - (3.50)%
Texas Private Activity Bond Surface			Notes with an interest rate of 0.06% at October	$(7,621	)$	(7,621)
Transportation Corp			31, 2014 and contractual maturity of collateral
7.00%, 12/31/2038	1,000	1,239	from 2017-2020.(f)
		$10,892	Total Net Investments			$213,037
Utah- 0.45%			Other Assets in Excess of Liabilities, Net - 2.21%			$4,806
Utah Housing Corp			TOTAL NET ASSETS - 100.00%			$217,843
5.75%, 07/01/2036	940	971

			(a)	Security exempt from registration under Rule 144A of the Securities Act of
Virgin Islands - 0.33%			1933. These securities may be resold in transactions exempt from
Virgin Islands Public Finance Authority			registration, normally to qualified institutional buyers. Unless otherwise
5.00%, 10/01/2025	650	721	indicated, these securities are not considered illiquid. At the end of the
			period, the value of these securities totaled $3,349 or 1.54% of net assets.
Virginia - 2.46%			(b)	Credit support indicates investments that benefit from credit enhancement
County of Botetourt VA			or liquidity support provided by a third party bank, institution, or
6.00%, 07/01/2034	1,000	1,019	government agency.
6.00%, 07/01/2044	1,000	1,001	(c)	Security or portion of underlying security related to Inverse Floaters
Fairfax County Industrial Development			entered into by the Fund. See Notes to Financial Statements for additional
Authority			information.
5.00%, 05/15/2035 (c)	700	785	(d) Non-Income Producing Security
Roanoke Economic Development Authority			(e)	Variable Rate. Rate shown is in effect at October 31, 2014.
6.63%, 12/01/2044	1,295	1,435	(f)	Floating rate securities. The interest rate(s) shown reflect the rates in
Shops at White Oak Village Community			effect at October 31, 2014
Development Authority/The
5.30%, 03/01/2017	200	212
Washington County Industrial Development			Portfolio Summary (unaudited)
Authority/VA			Sector			Percent
7.50%, 07/01/2029	750	885	Revenue Bonds			62.61%
		$5,337	Insured			25.38%
Washington - 3.23%			General Obligation Unlimited			6.72%
FYI Properties			Prerefunded			3.58%
5.50%, 06/01/2039	1,000	1,140	Government			1.00%
State of Washington			Special Assessment			0.63%
6.40%, 06/01/2017	2,260	2,466	Tax Allocation			0.58%
Washington Health Care Facilities Authority			Special Tax			0.52%
7.38%, 03/01/2038	1,000	1,266	Certificate Participation			0.27%
Washington Health Care Facilities			Liability For Floating Rate Notes Issued			(3.50)%
Authority (credit support from AGM)			Other Assets in Excess of Liabilities, Net			2.21%
5.50%, 08/15/2038 (b)	1,000	1,090	TOTAL NET ASSETS			100.00%
Washington Higher Education Facilities
Authority
5.63%, 10/01/2040	1,000	1,084
		$7,046

West Virginia - 0.76%
County of Ohio WV
5.85%, 06/01/2034	250	259
West Virginia Hospital Finance Authority
5.50%, 06/01/2034	1,250	1,394
		$1,653

Wisconsin - 3.81%
City of Superior WI (credit support from GO
OF CORP)
5.38%, 11/01/2021 (b)	750	806
County of Milwaukee WI Airport
Revenue (credit support from AGM)
5.25%, 12/01/2025 (b)	4,000	4,357

See accompanying notes

Glossary to the Schedule of Investments
October 31, 2014

Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Rouble
SEK	Swedish Krona
USD/$	United States Dollar

See accompanying notes

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			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends		Total
	Value,	Investment	and Unrealized	Total From	from Net	Tax Return	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	of Capital	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Distribution	Distributions	of Period	Total Return(b)
BOND & MORTGAGE SECURITIES FUND
Class A shares
2014	$10.80	$0.23	$0.20	$0.43	($0.26)	$–	($0.26)	$10.97	4.02%
2013	11.09	0.24	(0.30)	(0.06)	(0.23)	–	(0.23)	10.80	(0.52)
2012	10.63	0.29	0.49	0.78	(0.32)	–	(0.32)	11.09	7.49
2011	10.57	0.37	0.08	0.45	(0.38)	(0.01)	(0.39)	10.63	4.33
2010	9.69	0.41	0.81	1.22	(0.34)	–	(0.34)	10.57	12.83
Class B shares
2014	10.83	0.16	0.18	0.34	(0.18)	–	(0.18)	10.99	3.17
2013	11.12	0.17	(0.30)	(0.13)	(0.16)	–	(0.16)	10.83	(1.18)
2012	10.65	0.22	0.50	0.72	(0.25)	–	(0.25)	11.12	6.87
2011	10.60	0.30	0.07	0.37	(0.31)	(0.01)	(0.32)	10.65	3.54
2010	9.70	0.35	0.82	1.17	(0.27)	–	(0.27)	10.60	12.29
Class C shares
2014	10.80	0.14	0.19	0.33	(0.16)	–	(0.16)	10.97	3.12
2013	11.09	0.15	(0.30)	(0.15)	(0.14)	–	(0.14)	10.80	(1.33)
2012	10.63	0.20	0.50	0.70	(0.24)	–	(0.24)	11.09	6.63
2011	10.57	0.28	0.08	0.36	(0.29)	(0.01)	(0.30)	10.63	3.49
2010	9.69	0.33	0.81	1.14	(0.26)	–	(0.26)	10.57	11.93
CALIFORNIA MUNICIPAL FUND
Class A shares
2014	9.75	0.43	0.74	1.17	(0.41)	–	(0.41)	10.51	12.28
2013	10.45	0.43	(0.69)	(0.26)	(0.44)	–	(0.44)	9.75	(2.57)
2012	9.71	0.43	0.73	1.16	(0.42)	–	(0.42)	10.45	12.18
2011	10.00	0.46	(0.28)	0.18	(0.47)	–	(0.47)	9.71	2.03
2010	9.57	0.48	0.42	0.90	(0.47)	–	(0.47)	10.00	9.59
Class B shares
2014	9.75	0.33	0.74	1.07	(0.31)	–	(0.31)	10.51	11.11
2013	10.45	0.33	(0.70)	(0.37)	(0.33)	–	(0.33)	9.75	(3.58)
2012	9.71	0.33	0.73	1.06	(0.32)	–	(0.32)	10.45	11.01
2011	10.00	0.37	(0.29)	0.08	(0.37)	–	(0.37)	9.71	1.00
2010	9.57	0.40	0.41	0.81	(0.38)	–	(0.38)	10.00	8.66
Class C shares
2014	9.77	0.33	0.74	1.07	(0.31)	–	(0.31)	10.53	11.15
2013	10.47	0.33	(0.70)	(0.37)	(0.33)	–	(0.33)	9.77	(3.57)
2012	9.73	0.34	0.73	1.07	(0.33)	–	(0.33)	10.47	11.12
2011	10.01	0.37	(0.27)	0.10	(0.38)	–	(0.38)	9.73	1.15
2010	9.58	0.39	0.42	0.81	(0.38)	–	(0.38)	10.01	8.59

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Expenses to				Ratio of Net
	Expenses to		Average Net Assets		Ratio of Gross		Investment Income
Net Assets, End of	Average Net		(Excluding Interest		Expenses to Average		to Average Net	Portfolio
Period (in thousands)	Assets		Expense and Fees)		Net Assets		Assets	Turnover Rate

$101,747	0.88	%(c)	N/A		–%		2.15%	204.5%
106,666	0.94	(c)	N/A		–		2.16	205.6
127,605	0.94	(c)	N/A		–		2.65	218.6
130,506	0.94	(c)	N/A		–		3.50	265.5
134,686	0.94	(c)	N/A		–		4.12	357.4

1,201	1.60	(c)	N/A		–		1.44	204.5
1,624	1.60	(c)	N/A		–		1.50	205.6
3,741	1.60	(c)	N/A		–		2.04	218.6
6,636	1.60	(c)	N/A		–		2.86	265.5
10,488	1.60	(c)	N/A		–		3.47	357.4

6,654	1.75	(c)	N/A		–		1.28	204.5
6,967	1.75	(c)	N/A		–		1.35	205.6
8,861	1.75	(c)	N/A		–		1.82	218.6
7,106	1.75	(c)	N/A		–		2.68	265.5
5,976	1.75	(c)	N/A		–		3.30	357.4

215,618	0.81		0.77	% (d)	–		4.25	28.7
163,521	0.81		0.77	(d)	–		4.25	20.4
212,099	0.81		0.77	(d)	–		4.26	21.9
202,248	0.86		0.81	(d)	–		4.91	45.4
255,698	0.88		0.81	(d)	0.88	(e)	4.90	32.0

386	1.86		1.82	(d)	5.19	(f)	3.29	28.7
882	1.86		1.82	(d)	3.81	(f)	3.19	20.4
1,718	1.86		1.82	(d)	2.40	(f)	3.23	21.9
2,673	1.90		1.85	(d)	1.94	(f)	3.97	45.4
13,589	1.74		1.67	(d)	1.74	(e)	4.08	32.0

11,563	1.79		1.75	(d)	–		3.27	28.7
8,301	1.84		1.80	(d)	–		3.23	20.4
10,486	1.74		1.70	(d)	–		3.33	21.9
9,786	1.82		1.77	(d)	–		3.95	45.4
13,572	1.79		1.72	(d)	1.79	(e)	3.98	32.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(e)	Excludes expense reimbursement from Manager and/or custodian.
(f)	Excludes expense reimbursement from Manager.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
2014		$11.79	$0.13	$0.22	$0.35	($0.18)	($0.18)	$11.96	2.94%
2013		9.88	0.14	1.93	2.07	(0.16)	(0.16)	11.79	21.15
2012		9.41	0.16	0.41	0.57	(0.10)	(0.10)	9.88	6.13
2011		9.80	0.15	(0.45)	(0.30)	(0.09)	(0.09)	9.41	(3.17)
2010		8.67	0.07	1.17	1.24	(0.11)	(0.11)	9.80	14.37
Class B shares
2014		11.78	(0.01)	0.23	0.22	(0.01)	(0.01)	11.99	1.84
2013		9.84	0.02	1.93	1.95	(0.01)	(0.01)	11.78	19.88
2012		9.36	0.06	0.42	0.48	–	–	9.84	5.13
2011		9.78	0.03	(0.45)	(0.42)	–	–	9.36	(4.29)
2010		8.66	(0.03)	1.15	1.12	–	–	9.78	12.98
Class C shares
2014		11.77	0.04	0.21	0.25	(0.11)	(0.11)	11.91	2.10
2013		9.86	0.07	1.93	2.00	(0.09)	(0.09)	11.77	20.47
2012		9.38	0.10	0.41	0.51	(0.03)	(0.03)	9.86	5.47
2011		9.78	0.08	(0.45)	(0.37)	(0.03)	(0.03)	9.38	(3.78)
2010		8.67	0.03	1.15	1.18	(0.07)	(0.07)	9.78	13.61
Class P shares
2014		11.74	0.17	0.21	0.38	(0.22)	(0.22)	11.90	3.25
2013		9.85	0.19	1.90	2.09	(0.20)	(0.20)	11.74	21.55
2012		9.38	0.20	0.41	0.61	(0.14)	(0.14)	9.85	6.67
2011		9.80	0.14	(0.42)	(0.28)	(0.14)	(0.14)	9.38	(2.93)
2010	(e)	9.35	0.01	0.44	0.45	–	–	9.80	4.81 (f)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$255,248	1.33%		1.10%	67.0%
263,419	1.40		1.34	76.9
235,602	1.49		1.67	74.2
247,806	1.44		1.48	75.7	(c)
273,385	1.53		0.84	105.9

3,778	2.47	(d)	(0.07)	67.0
5,176	2.47	(d)	0.23	76.9
6,827	2.47	(d)	0.66	74.2
11,444	2.56	(d)	0.34	75.7	(c)
18,477	2.68		(0.32)	105.9

13,125	2.08	(d)	0.36	67.0
12,440	2.08	(d)	0.64	76.9
9,787	2.08	(d)	1.08	74.2
10,546	2.08	(d)	0.83	75.7	(c)
11,618	2.08	(d)	0.29	105.9

4,487	1.03	(d)	1.40	67.0
1,656	1.04	(d)	1.73	76.9
862	1.06	(d)	2.15	74.2
713	1.07	(d)	1.49	75.7	(c)
10	1.08 (d)	,(g)	0.84 (g)	105.9	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Portfolio turnover rate excludes approximately $86,522,000 of sales from portfolio realignment from the acquisition of International Growth Fund.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)
EQUITY INCOME FUND
Class A shares
2014		$23.14	$0.56	$3.04	$3.60	($0.47)	($0.47)	$26.27	15.66%
2013		19.47	0.55	3.65	4.20	(0.53)	(0.53)	23.14	21.87
2012		17.57	0.50	1.87	2.37	(0.47)	(0.47)	19.47	13.64
2011		16.91	0.49	0.63	1.12	(0.46)	(0.46)	17.57	6.69
2010		14.38	0.43	2.48	2.91	(0.38)	(0.38)	16.91	20.49
Class B shares
2014		22.96	0.38	2.99	3.37	(0.24)	(0.24)	26.09	14.74
2013		19.30	0.37	3.61	3.98	(0.32)	(0.32)	22.96	20.84
2012		17.42	0.33	1.85	2.18	(0.30)	(0.30)	19.30	12.58
2011		16.76	0.34	0.62	0.96	(0.30)	(0.30)	17.42	5.76
2010		14.25	0.28	2.46	2.74	(0.23)	(0.23)	16.76	19.33
Class C shares
2014		22.65	0.37	2.96	3.33	(0.29)	(0.29)	25.69	14.79
2013		19.07	0.38	3.58	3.96	(0.38)	(0.38)	22.65	21.01
2012		17.22	0.35	1.84	2.19	(0.34)	(0.34)	19.07	12.83
2011		16.59	0.36	0.61	0.97	(0.34)	(0.34)	17.22	5.87
2010		14.11	0.31	2.43	2.74	(0.26)	(0.26)	16.59	19.61
Class P shares
2014		23.15	0.62	3.05	3.67	(0.54)	(0.54)	26.28	15.99
2013		19.47	0.61	3.66	4.27	(0.59)	(0.59)	23.15	22.27
2012		17.57	0.54	1.88	2.42	(0.52)	(0.52)	19.47	13.91
2011		16.93	0.51	0.66	1.17	(0.53)	(0.53)	17.57	6.95
2010	(d)	16.45	0.05	0.54	0.59	(0.11)	(0.11)	16.93	3.59	(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$990,916	0.89%		2.26%		14.5%
916,224	0.93		2.57		16.4
709,464	0.96		2.66		23.5
607,610	0.95		2.79		16.6
622,414	1.00		2.73		22.1

31,482	1.69	(c)	1.53		14.5
52,110	1.82	(c)	1.75		16.4
68,755	1.87	(c)	1.79		23.5
88,409	1.82	(c)	1.93		16.6
117,395	1.94		1.79		22.1

191,198	1.63		1.51		14.5
160,568	1.66		1.83		16.4
112,082	1.70		1.93		23.5
100,409	1.67		2.07		16.6
101,915	1.73		2.00		22.1

130,436	0.62	(c)	2.50		14.5
82,839	0.63	(c)	2.83		16.4
50,045	0.70	(c)	2.89		23.5
32,417	0.70	(c)	2.92		16.6
10	0.72 (c)	,(f)	2.97	(f)	22.1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
GLOBAL DIVERSIFIED INCOME FUND
Class A shares
2014		$14.23	$0.63	$0.51	$1.14	($0.61)	$–	($0.61)	$14.76	8.18%
2013		14.14	0.67	0.20	0.87	(0.66)	(0.12)	(0.78)	14.23	6.40
2012		12.98	0.76	1.16	1.92	(0.72)	(0.04)	(0.76)	14.14	15.25
2011		13.35	0.79	(0.35)	0.44	(0.70)	(0.11)	(0.81)	12.98	3.25
2010		12.72	0.73	1.71	2.44	(0.76)	(1.05)	(1.81)	13.35	21.38
Class C shares
2014		14.17	0.52	0.51	1.03	(0.51)	–	(0.51)	14.69	7.27	(e)
2013		14.08	0.55	0.22	0.77	(0.56)	(0.12)	(0.68)	14.17	5.65
2012		12.93	0.66	1.15	1.81	(0.62)	(0.04)	(0.66)	14.08	14.39
2011		13.30	0.69	(0.35)	0.34	(0.60)	(0.11)	(0.71)	12.93	2.55
2010		12.68	0.63	1.71	2.34	(0.67)	(1.05)	(1.72)	13.30	20.44
Class P shares
2014		14.17	0.66	0.51	1.17	(0.65)	–	(0.65)	14.69	8.43
2013		14.09	0.69	0.21	0.90	(0.70)	(0.12)	(0.82)	14.17	6.63
2012		12.93	0.79	1.16	1.95	(0.75)	(0.04)	(0.79)	14.09	15.59
2011		13.31	0.83	(0.36)	0.47	(0.74)	(0.11)	(0.85)	12.93	3.51
2010	(f)	13.01	0.08	0.34	0.42	(0.12)	–	(0.12)	13.31	3.21	(g)
GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
2014		8.30	0.10	0.76	0.86	(0.16)	(0.28)	(0.44)	8.72	11.07
2013		7.83	0.11	0.94	1.05	(0.43)	(0.15)	(0.58)	8.30	13.94
2012		6.72	0.10	1.16	1.26	(0.15)	–	(0.15)	7.83	19.08
2011		6.83	0.08	(0.06)	0.02	(0.09)	(0.04)	(0.13)	6.72	0.28
2010		5.66	0.10	1.35	1.45	(0.28)	–	(0.28)	6.83	26.27
Class C shares
2014		8.12	0.03	0.74	0.77	(0.11)	(0.28)	(0.39)	8.50	10.08
2013		7.67	0.04	0.93	0.97	(0.37)	(0.15)	(0.52)	8.12	13.19
2012		6.59	0.05	1.14	1.19	(0.11)	–	(0.11)	7.67	18.27
2011		6.71	0.03	(0.06)	(0.03)	(0.05)	(0.04)	(0.09)	6.59	(0.52)
2010		5.58	0.06	1.31	1.37	(0.24)	–	(0.24)	6.71	25.19
Class P shares
2014		8.78	0.12	0.81	0.93	(0.18)	(0.28)	(0.46)	9.25	11.33
2013		8.24	0.14	1.00	1.14	(0.45)	(0.15)	(0.60)	8.78	14.36
2012		7.07	0.14	1.20	1.34	(0.17)	–	(0.17)	8.24	19.37
2011	(i)	7.35	0.11	(0.28)	(0.17)	(0.11)	–	(0.11)	7.07	(2.25	) (g)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

Ratio of Expenses to
Average Net Assets
(Excluding
	Ratio of		Dividends and		Ratio of Net
	Expenses to		Interest Expense on		Investment Income
Net Assets, End of	Average Net		Short Sales and Short		to Average Net		Portfolio
Period (in thousands)	Assets		Sale Fees)		Assets		Turnover Rate

$2,466,867	1.17	%(c)	1.08	%(d)	4.33%		83.4%
2,658,057	1.15	(c)	1.10	(d)	4.71		79.0
2,019,170	1.13	(c)	–		5.64		50.8
996,753	1.16	(c)	–		5.94		47.6
630,204	1.16	(c)	–		5.76		75.5

2,766,661	1.92	(c)	1.83	(d)	3.56		83.4
2,372,549	1.91	(c)	1.86	(d)	3.94		79.0
1,535,844	1.89	(c)	–		4.87		50.8
727,143	1.90	(c)	–		5.22		47.6
296,132	1.92	(c)	–		4.98		75.5

3,329,928	0.91	(c)	0.82	(d)	4.55		83.4
2,285,742	0.89	(c)	0.84	(d)	4.93		79.0
1,125,168	0.90	(c)	–		5.84		50.8
420,384	0.83	(c)	–		6.38		47.6
1,001	0.99 (c)	,(h)	–		7.01	(h)	75.5	(h)

102,093	1.32	(c)	–		1.16		29.3
70,426	1.37	(c)	–		1.40		52.4
20,896	1.45	(c)	–		1.46		87.9
13,483	1.45	(c)	–		1.18		78.8
16,738	1.45	(c)	–		1.61		194.8

47,399	2.14	(c)	–		0.33		29.3
24,808	2.20	(c)	–		0.53		52.4
5,021	2.20	(c)	–		0.70		87.9
2,887	2.20	(c)	–		0.45		78.8
1,453	2.20	(c)	–		0.95		194.8

109,673	1.06	(c)	–		1.39		29.3
51,000	1.08	(c)	–		1.61		52.4
6,970	1.09	(c)	–		1.78		87.9
3,378	1.10 (c)	,(h)	–		1.80	(h)	78.8	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.
(i)	Period from December 29, 2010, date shares first offered, through October 31, 2011.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b )
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
2014		$10.98	$0.24	$0.13	$0.37	($0.32)	($0.32)	$11.03	3.39%
2013		11.37	0.24	(0.31)	(0.07)	(0.32)	(0.32)	10.98	(0.61)
2012		11.26	0.31	0.20	0.51	(0.40)	(0.40)	11.37	4.58
2011		11.28	0.37	0.02	0.39	(0.41)	(0.41)	11.26	3.60
2010		10.89	0.42	0.41	0.83	(0.44)	(0.44)	11.28	7.82
Class B shares
2014		10.97	0.15	0.12	0.27	(0.22)	(0.22)	11.02	2.51
2013		11.36	0.15	(0.31)	(0.16)	(0.23)	(0.23)	10.97	(1.46)
2012		11.25	0.22	0.19	0.41	(0.30)	(0.30)	11.36	3.71
2011		11.27	0.28	0.02	0.30	(0.32)	(0.32)	11.25	2.75
2010		10.89	0.33	0.40	0.73	(0.35)	(0.35)	11.27	6.86
Class C shares
2014		10.97	0.15	0.12	0.27	(0.22)	(0.22)	11.02	2.52
2013		11.36	0.15	(0.31)	(0.16)	(0.23)	(0.23)	10.97	(1.44)
2012		11.25	0.21	0.20	0.41	(0.30)	(0.30)	11.36	3.73
2011		11.27	0.28	0.02	0.30	(0.32)	(0.32)	11.25	2.76
2010		10.88	0.33	0.42	0.75	(0.36)	(0.36)	11.27	6.97
Class P shares
2014		11.00	0.25	0.13	0.38	(0.33)	(0.33)	11.05	3.47
2013		11.39	0.25	(0.31)	(0.06)	(0.33)	(0.33)	11.00	(0.52)
2012		11.28	0.32	0.20	0.52	(0.41)	(0.41)	11.39	4.68
2011		11.28	0.37	0.05	0.42	(0.42)	(0.42)	11.28	3.87
2010	(f)	11.24	0.04	0.04	0.08	(0.04)	(0.04)	11.28	0.71 (g)

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of				Ratio of Net
	Expenses to		Ratio of Gross		Investment Income
Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

$316,531	0.79%		0.89	%(c)	2.22%		32.8%
387,828	0.79		0.89	(c)	2.17		41.1
513,204	0.81		0.91	(c)	2.73		52.8
421,315	0.82		0.92	(c)	3.30		104.7
422,993	0.84	(d)	–		3.78		51.2

3,922	1.65	(e)	–		1.37		32.8
5,825	1.65	(e)	–		1.31		41.1
10,728	1.65	(e)	–		1.92		52.8
17,429	1.65	(e)	–		2.49		104.7
36,773	1.65	(e)	–		3.01		51.2

59,847	1.63	(e)	–		1.38		32.8
82,486	1.63	(e)	–		1.33		41.1
113,801	1.63	(e)	–		1.90		52.8
81,404	1.63	(e)	–		2.48		104.7
75,290	1.63	(e)	–		2.96		51.2

7,390	0.70	(e)	–		2.32		32.8
10,855	0.70	(e)	–		2.26		41.1
17,803	0.70	(e)	–		2.83		52.8
13,022	0.70	(e)	–		3.28		104.7
10	0.71 (e)	,(h)	–		3.69	(h)	51.2	(h)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Reflects Manager's contractual expense limit and Underwriter's contractual distribution fee limit.
(e)	Reflects Manager's contractual expense limit.
(f)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(g)	Total return amounts have not been annualized.
(h)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b )
HIGH YIELD FUND
Class A shares
2014		$7.94	$0.43	($0.03)	$0.40	($0.46)	($0.16)	($0.62)	$7.72	5.32%
2013		7.84	0.49	0.19	0.68	(0.51)	(0.07)	(0.58)	7.94	8.90
2012		7.72	0.52	0.40	0.92	(0.54)	(0.26)	(0.80)	7.84	12.85
2011		8.18	0.60	(0.28)	0.32	(0.63)	(0.15)	(0.78)	7.72	4.06
2010		7.61	0.65	0.58	1.23	(0.66)	–	(0.66)	8.18	16.87
Class B shares
2014		7.99	0.37	(0.04)	0.33	(0.40)	(0.16)	(0.56)	7.76	4.34
2013		7.88	0.43	0.19	0.62	(0.44)	(0.07)	(0.51)	7.99	8.07
2012		7.76	0.46	0.40	0.86	(0.48)	(0.26)	(0.74)	7.88	11.85
2011		8.22	0.54	(0.28)	0.26	(0.57)	(0.15)	(0.72)	7.76	3.24
2010		7.65	0.59	0.58	1.17	(0.60)	–	(0.60)	8.22	15.86
Class C shares
2014		8.01	0.38	(0.04)	0.34	(0.41)	(0.16)	(0.57)	7.78	4.42
2013		7.90	0.44	0.19	0.63	(0.45)	(0.07)	(0.52)	8.01	8.18
2012		7.77	0.47	0.40	0.87	(0.48)	(0.26)	(0.74)	7.90	12.07
2011		8.23	0.55	(0.29)	0.26	(0.57)	(0.15)	(0.72)	7.77	3.29
2010		7.66	0.59	0.58	1.17	(0.60)	–	(0.60)	8.23	15.91
Class P shares
2014		7.94	0.45	(0.02)	0.43	(0.49)	(0.16)	(0.65)	7.72	5.62
2013		7.84	0.51	0.19	0.70	(0.53)	(0.07)	(0.60)	7.94	9.16
2012		7.72	0.54	0.40	0.94	(0.56)	(0.26)	(0.82)	7.84	13.08
2011		8.15	0.61	(0.24)	0.37	(0.65)	(0.15)	(0.80)	7.72	4.74
2010	(d)	8.00	0.06	0.15	0.21	(0.06)	–	(0.06)	8.15	2.67	(e)
HIGH YIELD FUND I
Class A shares
2014		10.76	0.54	(0.06)	0.48	(0.54)	(0.21)	(0.75)	10.49	4.56
2013	(g)	10.70	0.36	0.07	0.43	(0.37)	–	(0.37)	10.76	4.11	(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$1,192,803	0.93%		5.53%		51.7%
1,964,696	0.92		6.21		69.6
1,829,010	0.91		6.84		82.6
1,663,615	0.92		7.57		82.8
2,001,283	0.94		8.25		77.8

24,598	1.72	(c)	4.73		51.7
33,021	1.76	(c)	5.39		69.6
42,195	1.75	(c)	6.01		82.6
52,785	1.70	(c)	6.79		82.8
72,591	1.74		7.48		77.8

502,489	1.62		4.82		51.7
552,250	1.63		5.50		69.6
596,620	1.65		6.10		82.6
518,144	1.63		6.84		82.8
490,173	1.67		7.52		77.8

1,049,626	0.65	(c)	5.74		51.7
653,980	0.67	(c)	6.45		69.6
583,929	0.71	(c)	7.04		82.6
449,834	0.61	(c)	7.78		82.8
273	0.73 (c)	,(f)	8.11	(f)	77.8	(f)

2,661	1.05	(c)	5.09		43.2
33,001	1.05 (c)	,(f)	5.07	(f)	67.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from March 1, 2013, date shares first offered, through October 31, 2013.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
INCOME FUND
Class A shares
2014		$9.65	$0.32	$0.13	$0.45	($0.34)	$–	($0.34)	$9.76	4.77%
2013		9.98	0.34	(0.31)	0.03	(0.36)	–	(0.36)	9.65	0.36
2012		9.55	0.41	0.45	0.86	(0.43)	–	(0.43)	9.98	9.23
2011		9.65	0.45	(0.07)	0.38	(0.48)	–	(0.48)	9.55	4.12
2010		9.26	0.50	0.41	0.91	(0.52)	–	(0.52)	9.65	10.14
Class B shares
2014		9.69	0.22	0.13	0.35	(0.24)	–	(0.24)	9.80	3.66
2013		10.01	0.24	(0.30)	(0.06)	(0.26)	–	(0.26)	9.69	(0.55)
2012		9.59	0.32	0.44	0.76	(0.34)	–	(0.34)	10.01	8.09
2011		9.69	0.37	(0.07)	0.30	(0.40)	–	(0.40)	9.59	3.21
2010		9.29	0.42	0.42	0.84	(0.44)	–	(0.44)	9.69	9.32
Class C shares
2014		9.70	0.24	0.13	0.37	(0.26)	–	(0.26)	9.81	3.90
2013		10.03	0.26	(0.30)	(0.04)	(0.29)	–	(0.29)	9.70	(0.42)
2012		9.60	0.33	0.45	0.78	(0.35)	–	(0.35)	10.03	8.33
2011		9.70	0.38	(0.07)	0.31	(0.41)	–	(0.41)	9.60	3.30
2010		9.30	0.42	0.43	0.85	(0.45)	–	(0.45)	9.70	9.35
Class P shares
2014		9.67	0.33	0.14	0.47	(0.36)	–	(0.36)	9.78	4.94
2013		10.00	0.36	(0.31)	0.05	(0.38)	–	(0.38)	9.67	0.56
2012		9.57	0.43	0.45	0.88	(0.45)	–	(0.45)	10.00	9.42
2011		9.67	0.46	(0.06)	0.40	(0.50)	–	(0.50)	9.57	4.31
2010	(d)	9.66	0.05	0.01	0.06	(0.05)	–	(0.05)	9.67	0.60 (e)
INFLATION PROTECTION FUND
Class A shares
2014		8.69	0.05	0.04	0.09	–	(0.16)	(0.16)	8.62	1.07
2013		9.32	0.02	(0.63)	(0.61)	(0.02)	–	(0.02)	8.69	(6.52)
2012		8.70	0.04	0.59	0.63	(0.01)	–	(0.01)	9.32	7.24
2011		8.29	0.25	0.38	0.63	(0.22)	–	(0.22)	8.70	7.74
2010		7.62	0.12	0.68	0.80	(0.13)	–	(0.13)	8.29	10.58
Class C shares
2014		8.50	(0.02)	0.04	0.02	–	(0.16)	(0.16)	8.36	0.25
2013		9.16	(0.05)	(0.61)	(0.66)	–	–	–	8.50	(7.21)
2012		8.61	(0.02)	0.57	0.55	–	–	–	9.16	6.43
2011		8.23	0.17	0.38	0.55	(0.17)	–	(0.17)	8.61	6.85
2010		7.58	0.06	0.68	0.74	(0.09)	–	(0.09)	8.23	9.76

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$272,809	0.86%		3.26%	11.3%
293,396	0.89		3.43	20.7
338,977	0.90		4.20	14.1
268,621	0.90		4.75	16.9
268,103	0.91	(c)	5.28	13.1

6,203	1.90	(c)	2.24	11.3
9,376	1.90	(c)	2.43	20.7
14,939	1.82	(c)	3.30	14.1
19,433	1.78	(c)	3.91	16.9
39,778	1.72	(c)	4.51	13.1

65,027	1.67		2.45	11.3
73,328	1.67		2.65	20.7
86,409	1.68		3.41	14.1
63,548	1.68		3.98	16.9
59,080	1.69	(c)	4.50	13.1

25,010	0.68	(c)	3.40	11.3
12,960	0.69	(c)	3.63	20.7
15,196	0.70	(c)	4.37	14.1
9,474	0.70	(c)	4.83	16.9
30	0.71 (c)	,(f)	5.07 (f)	13.1	(f)

15,296	0.90	(c)	0.55	101.6
18,098	0.90	(c)	0.24	100.9
29,440	0.90	(c)	0.41	152.9
30,170	0.90	(c)	3.00	131.9
16,234	0.90	(c)	1.55	85.3

4,222	1.65	(c)	(0.18)	101.6
5,259	1.65	(c)	(0.52)	100.9
9,304	1.65	(c)	(0.21)	152.9
5,840	1.65	(c)	2.13	131.9
3,195	1.65	(c)	0.79	85.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b )
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
2014		$25.11	$0.18	($0.23)	($0.05)	($0.05)	($0.05)	$25.01	(0.18)%
2013		24.52	0.18	0.65	0.83	(0.24)	(0.24)	25.11	3.34
2012		23.76	0.20	0.74	0.94	(0.18)	(0.18)	24.52	4.05
2011		25.69	0.25	(2.16)	(1.91)	(0.02)	(0.02)	23.76	(7.45)
2010		20.73	0.08	4.93	5.01	(0.05)	(0.05)	25.69	24.22
Class B shares
2014		23.77	(0.08)	(0.21)	(0.29)	–	–	23.48	(1.22)
2013		23.22	(0.08)	0.63	0.55	–	–	23.77	2.37
2012		22.52	(0.04)	0.74	0.70	–	–	23.22	3.11
2011		24.60	(0.03)	(2.05)	(2.08)	–	–	22.52	(8.46)
2010		20.01	(0.17)	4.76	4.59	–	–	24.60	22.94
Class C shares
2014		24.24	(0.05)	(0.23)	(0.28)	–	–	23.96	(1.16)
2013		23.69	(0.06)	0.61	0.55	–	–	24.24	2.32
2012		22.98	(0.02)	0.73	0.71	–	–	23.69	3.09
2011		25.06	0.02	(2.10)	(2.08)	–	–	22.98	(8.30)
2010		20.36	(0.13)	4.83	4.70	–	–	25.06	23.08
Class P shares
2014		24.97	0.28	(0.23)	0.05	(0.18)	(0.18)	24.84	0.20
2013		24.37	0.30	0.65	0.95	(0.35)	(0.35)	24.97	3.87
2012		23.65	0.32	0.71	1.03	(0.31)	(0.31)	24.37	4.51
2011		25.60	0.48	(2.28)	(1.80)	(0.15)	(0.15)	23.65	(7.09)
2010	(d)	24.41	–	1.19	1.19	–	–	25.60	4.88 (e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$93,053	1.76	%(c)	0.71%	114.7%
100,585	1.82		0.73	117.2
109,294	1.84		0.83	104.8
113,266	1.77		0.98	88.4
137,244	1.85		0.33	102.1

3,455	2.78	(c)	(0.33)	114.7
4,561	2.78	(c)	(0.32)	117.2
7,108	2.78	(c)	(0.18)	104.8
10,392	2.82	(c)	(0.14)	88.4
16,040	2.90		(0.76)	102.1

10,906	2.70	(c)	(0.20)	114.7
10,913	2.80	(c)	(0.25)	117.2
12,148	2.77	(c)	(0.07)	104.8
12,140	2.67	(c)	0.09	88.4
13,166	2.79	(c)	(0.59)	102.1

2,023	1.37	(c)	1.14	114.7
2,508	1.38	(c)	1.24	117.2
2,310	1.38	(c)	1.36	104.8
1,919	1.38	(c)	1.94	88.4
10	1.38 (c)	,(f)	0.01 (f)	102.1	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period )	Total Return(b
INTERNATIONAL FUND I
Class A shares
2014	(c)	$13.71	$–	($0.08)	($0.08)	$–	$–	$–	$13.63	(0.51)%(d),(e)
Class P shares
2014	(c)	13.71	0.09	(0.15)	(0.06)	–	–	–	13.65	(0.36) (d),(e)
LARGECAP GROWTH FUND
Class A shares
2014		11.25	(0.02)	1.53	1.51	–	(1.21)	(1.21)	11.55	14.61
2013		8.68	0.02	2.56	2.58	(0.01)	–	(0.01)	11.25	29.76
2012		7.87	(0.01)	0.82	0.81	–	–	–	8.68	10.29
2011		7.54	(0.03)	0.36	0.33	–	–	–	7.87	4.38
2010		6.26	(0.04)	1.32	1.28	–	–	–	7.54	20.45
Class B shares
2014		10.40	(0.13)	1.39	1.26	–	(1.21)	(1.21)	10.45	13.27
2013		8.10	(0.07)	2.37	2.30	–	–	–	10.40	28.40
2012		7.42	(0.09)	0.77	0.68	–	–	–	8.10	9.16
2011		7.18	(0.10)	0.34	0.24	–	–	–	7.42	3.34
2010		6.03	(0.11)	1.26	1.15	–	–	–	7.18	19.07
Class C shares
2014		10.67	(0.10)	1.43	1.33	–	(1.21)	(1.21)	10.79	13.62
2013		8.30	(0.07)	2.44	2.37	–	–	–	10.67	28.55
2012		7.58	(0.08)	0.80	0.72	–	–	–	8.30	9.50
2011		7.33	(0.09)	0.34	0.25	–	–	–	7.58	3.41
2010		6.13	(0.09)	1.29	1.20	–	–	–	7.33	19.58
Class P shares
2014		11.51	0.01	1.57	1.58	(0.02)	(1.21)	(1.23)	11.86	14.88
2013		8.90	0.04	2.64	2.68	(0.07)	–	(0.07)	11.51	30.26
2012		8.06	0.03	0.83	0.86	(0.02)	–	(0.02)	8.90	10.72
2011		7.69	–	0.37	0.37	–	–	–	8.06	4.81
2010	(h)	7.32	–	0.37	0.37	–	–	–	7.69	5.05	(d)
LARGECAP GROWTH FUND I
Class A shares
2014		12.70	(0.06)	1.60	1.54	–	(0.77)	(0.77)	13.47	12.70
2013	(i)	10.52	(0.04)	2.22	2.18	–	–	–	12.70	20.72	(d)
Class P shares
2014	(c)	12.79	(0.01)	0.80	0.79	–	–	–	13.58	6.18	(d)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net		Portfolio
Period (in thousands)	Assets		Assets		Turnover Rate

$771	1.45%(f),(g)		(0.01	)%(f)	128.4	%(f)

10	1.10 (f)	,(g)	1.50	(f)	128.4	(f)

374,202	1.07		(0.17)		57.7
351,128	1.19		0.17		79.3
294,477	1.27		(0.12)		64.3
294,825	1.22		(0.34)		64.8
323,663	1.35		(0.65)		65.5

5,696	2.25	(g)	(1.34)		57.7
6,935	2.25	(g)	(0.83)		79.3
8,495	2.25	(g)	(1.09)		64.3
12,220	2.26	(g)	(1.39)		64.8
18,486	2.42		(1.73)		65.5

16,043	1.91		(1.02)		57.7
14,370	2.05		(0.71)		79.3
10,657	2.09		(0.94)		64.3
10,769	2.03		(1.15)		64.8
11,368	2.08		(1.38)		65.5

11,169	0.82	(g)	0.08		57.7
10,754	0.83	(g)	0.36		79.3
1,482	0.83	(g)	0.32		64.3
1,144	0.84	(g)	0.06		64.8
11	0.84 (f)	,(g)	0.07	(f)	65.5	(f)

6,464	1.25	(g)	(0.47)		38.4
1,727	1.25 (f)	,(g)	(0.52	) (f)	37.0	(f)

18	0.78 (f)	,(g)	(0.12	) (f)	38.4	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.
(h)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(i)	Period from March 1, 2013, date shares first offered, through October 31, 2013.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
LARGECAP S&P 500 INDEX FUND
Class A shares
2014		$12.46	$0.20	$1.86	$2.06	($0.17)	$–	($0.17)	$14.35	16.70%
2013		10.01	0.18	2.42	2.60	(0.15)	–	(0.15)	12.46	26.39
2012		8.88	0.14	1.12	1.26	(0.13)	–	(0.13)	10.01	14.41
2011		8.35	0.12	0.50	0.62	(0.09)	–	(0.09)	8.88	7.46
2010		7.31	0.11	1.03	1.14	(0.10)	–	(0.10)	8.35	15.72
Class C shares
2014		12.29	0.09	1.82	1.91	(0.12)	–	(0.12)	14.08	15.62
2013		9.89	0.09	2.41	2.50	(0.10)	–	(0.10)	12.29	25.48
2012		8.78	0.08	1.11	1.19	(0.08)	–	(0.08)	9.89	13.71
2011		8.26	0.06	0.50	0.56	(0.04)	–	(0.04)	8.78	6.74
2010		7.25	0.06	1.03	1.09	(0.08)	–	(0.08)	8.26	15.06
LARGECAP VALUE FUND
Class A shares
2014		13.58	0.15	1.45	1.60	(0.11)	(1.17)	(1.28)	13.90	12.72
2013		10.89	0.20	2.66	2.86	(0.17)	–	(0.17)	13.58	26.68
2012		9.31	0.14	1.52	1.66	(0.08)	–	(0.08)	10.89	18.05
2011		8.80	0.09	0.50	0.59	(0.08)	–	(0.08)	9.31	6.65
2010		7.84	0.09	0.99	1.08	(0.12)	–	(0.12)	8.80	13.81
Class B shares
2014		13.50	–	1.44	1.44	–	(1.17)	(1.17)	13.77	11.40
2013		10.79	0.07	2.66	2.73	(0.02)	–	(0.02)	13.50	25.32
2012		9.23	0.04	1.52	1.56	–	–	–	10.79	16.90
2011		8.76	(0.02)	0.49	0.47	–	–	–	9.23	5.37
2010		7.80	(0.02)	0.98	0.96	–	–	–	8.76	12.35
Class C shares
2014		13.35	0.04	1.42	1.46	(0.06)	(1.17)	(1.23)	13.58	11.78
2013		10.74	0.08	2.64	2.72	(0.11)	–	(0.11)	13.35	25.52
2012		9.18	0.07	1.51	1.58	(0.02)	–	(0.02)	10.74	17.25
2011		8.70	0.02	0.49	0.51	(0.03)	–	(0.03)	9.18	5.81
2010		7.76	0.03	0.99	1.02	(0.08)	–	(0.08)	8.70	13.14
Class P shares
2014	(d)	13.46	0.06	0.37	0.43	–	–	–	13.89	3.19	(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$245,546	0.49	%(c)	1.48%	5.9%
210,726	0.56	(c)	1.63	3.0
164,163	0.65	(c)	1.49	3.5
154,105	0.62	(c)	1.37	4.3
154,529	0.70		1.35	8.0

25,433	1.30	(c)	0.66	5.9
17,352	1.30	(c)	0.85	3.0
9,111	1.30	(c)	0.84	3.5
7,082	1.30	(c)	0.68	4.3
5,898	1.30	(c)	0.75	8.0

211,555	0.85		1.16	118.8
202,301	0.89		1.63	121.4
167,425	0.99		1.39	117.4
155,664	0.97		0.92	130.9
159,592	1.03		1.05	192.9

1,460	2.00	(c)	0.03	118.8
1,917	2.00	(c)	0.61	121.4
2,403	2.00	(c)	0.37	117.4
3,916	2.14	(c)	(0.25)	130.9
6,025	2.38		(0.28)	192.9

8,023	1.70	(c)	0.31	118.8
7,115	1.70	(c)	0.62	121.4
2,130	1.70	(c)	0.68	117.4
1,858	1.70	(c)	0.19	130.9
1,581	1.70	(c)	0.36	192.9

205	0.61	(f)	1.14 (f)	118.8	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
MIDCAP FUND
Class A shares
2014		$19.87	$0.02	$2.52	$2.54	$–	($0.42)	($0.42)	$21.99	13.05%
2013		15.46	0.04	4.74	4.78	(0.14)	(0.23)	(0.37)	19.87	31.58
2012		14.05	0.05	2.20	2.25	(0.03)	(0.81)	(0.84)	15.46	17.19
2011		13.03	0.01	1.64	1.65	(0.14)	(0.49)	(0.63)	14.05	13.03
2010		10.45	0.09	2.53	2.62	(0.04)	–	(0.04)	13.03	25.12
Class B shares
2014		19.11	(0.18)	2.41	2.23	–	(0.42)	(0.42)	20.92	11.92
2013		14.91	(0.13)	4.56	4.43	–	(0.23)	(0.23)	19.11	30.15
2012		13.68	(0.09)	2.13	2.04	–	(0.81)	(0.81)	14.91	16.06
2011		12.69	(0.11)	1.59	1.48	–	(0.49)	(0.49)	13.68	11.95
2010		10.24	(0.03)	2.48	2.45	–	–	–	12.69	23.93
Class C shares
2014		18.90	(0.12)	2.38	2.26	–	(0.42)	(0.42)	20.74	12.22
2013		14.78	(0.09)	4.53	4.44	(0.09)	(0.23)	(0.32)	18.90	30.63
2012		13.54	(0.05)	2.10	2.05	–	(0.81)	(0.81)	14.78	16.31
2011		12.62	(0.10)	1.59	1.49	(0.08)	(0.49)	(0.57)	13.54	12.13
2010		10.18	–	2.46	2.46	(0.02)	–	(0.02)	12.62	24.22
Class P shares
2014		20.10	0.08	2.56	2.64	(0.04)	(0.42)	(0.46)	22.28	13.43
2013		15.63	0.09	4.78	4.87	(0.17)	(0.23)	(0.40)	20.10	31.94
2012		14.20	0.10	2.22	2.32	(0.08)	(0.81)	(0.89)	15.63	17.60
2011		13.18	0.04	1.66	1.70	(0.19)	(0.49)	(0.68)	14.20	13.32
2010	(d)	12.58	0.01	0.59	0.60	–	–	–	13.18	4.77	(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$1,863,094	1.00%		0.11%	18.3%
1,990,943	1.02		0.24	13.0
1,121,880	1.08	(c)	0.37	21.1
668,066	1.08	(c)	0.11	33.2
542,687	1.14	(c)	0.80	26.7

13,320	2.04	(c)	(0.93)	18.3
15,976	2.09	(c)	(0.76)	13.0
19,533	2.09	(c)	(0.66)	21.1
28,212	2.05	(c)	(0.85)	33.2
37,441	2.13	(c)	(0.25)	26.7

353,109	1.74	(c)	(0.63)	18.3
346,941	1.77	(c)	(0.54)	13.0
127,165	1.82	(c)	(0.35)	21.1
37,997	1.88	(c)	(0.72)	33.2
21,342	1.95	(c)	0.04	26.7

1,841,917	0.71	(c)	0.38	18.3
1,264,841	0.73	(c)	0.50	13.0
515,469	0.79	(c)	0.68	21.1
50,375	0.80	(c)	0.29	33.2
91	0.86 (c)	,(f)	0.77 (f)	26.7	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b )
MIDCAP VALUE FUND III
Class A shares
2014	(c)	$20.10	$0.03	$0.41	$0.44	$–	$–	$20.54	2.19	%(d)
Class P shares
2014	(c)	20.10	0.08	0.40	0.48	–	–	20.58	2.39	(d)
MONEY MARKET FUND
Class A shares
2014		1.00	–	–	–	–	–	1.00	0.00
2013		1.00	–	–	–	–	–	1.00	0.00
2012		1.00	–	–	–	–	–	1.00	0.00
2011		1.00	–	–	–	–	–	1.00	0.00
2010		1.00	–	–	–	–	–	1.00	0.00
Class B shares
2014		1.00	–	–	–	–	–	1.00	0.00
2013		1.00	–	–	–	–	–	1.00	0.00
2012		1.00	–	–	–	–	–	1.00	0.00
2011		1.00	–	–	–	–	–	1.00	0.00
2010		1.00	–	–	–	–	–	1.00	0.00
Class C shares
2014		1.00	–	–	–	–	–	1.00	0.00
2013		1.00	–	–	–	–	–	1.00	0.00
2012		1.00	–	–	–	–	–	1.00	0.00
2011		1.00	–	–	–	–	–	1.00	0.00
2010		1.00	–	–	–	–	–	1.00	0.00

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of				Ratio of Net
	Expenses to		Ratio of Gross		Investment Income
Net Assets, End of	Average Net		Expenses to Average		to Average Net		Portfolio
Period (in thousands)	Assets		Net Assets		Assets		Turnover Rate

$1,997	1.30%(e),(f)		–%		0.37	%(e)	70.2	%(e)

41	0.83 (e)	,(f)	–		0.91	(e)	70.2	(e)

471,109	0.17		0.54	(g)	0.00		0.0
472,504	0.21		0.54	(g)	0.00		0.0
458,037	0.29		0.58	(g)	0.00		0.0
516,229	0.28		0.54	(g)	0.00		0.0
505,252	0.35		0.54	(g)	0.00		0.0

3,342	0.17		2.06	(h)	0.00		0.0
6,386	0.21		1.93	(h)	0.00		0.0
12,264	0.29		1.75	(h)	0.00		0.0
23,065	0.29		1.61	(h)	0.00		0.0
36,068	0.35		1.63	(h)	0.00		0.0

17,977	0.17		1.67	(h)	0.00		0.0
21,232	0.21		1.66	(h)	0.00		0.0
17,320	0.29		1.68	(h)	0.00		0.0
27,556	0.28		1.50	(h)	0.00		0.0
20,638	0.35		1.68	(h)	0.00		0.0

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Excludes expense reimbursement from Manager.
(h)	Excludes expense reimbursement from Manager and/or Distributor.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
PRINCIPAL CAPITAL APPRECIATION FUND
Class A shares
2014		$52.54	$0.50	$7.32	$7.82	($0.41)	($1.15)	($1.56)	$58.80	15.22%
2013		41.72	0.57	11.27	11.84	(0.53)	(0.49)	(1.02)	52.54	28.98
2012		38.14	0.37	3.99	4.36	(0.30)	(0.48)	(0.78)	41.72	11.73
2011		37.16	0.30	2.19	2.49	(0.40)	(1.11)	(1.51)	38.14	6.73
2010		32.55	0.50	4.50	5.00	(0.17)	(0.22)	(0.39)	37.16	15.46
Class B shares
2014		44.05	0.03	6.11	6.14	–	(1.15)	(1.15)	49.04	14.22
2013		35.08	0.09	9.47	9.56	(0.10)	(0.49)	(0.59)	44.05	27.64
2012		32.21	(0.02)	3.37	3.35	–	(0.48)	(0.48)	35.08	10.63
2011		31.55	(0.05)	1.86	1.81	(0.04)	(1.11)	(1.15)	32.21	5.73
2010		27.81	0.10	3.86	3.96	–	(0.22)	(0.22)	31.55	14.31
Class C shares
2014		44.06	0.02	6.11	6.13	(0.16)	(1.15)	(1.31)	48.88	14.22
2013		35.19	0.14	9.49	9.63	(0.27)	(0.49)	(0.76)	44.06	27.89
2012		32.29	0.02	3.40	3.42	(0.04)	(0.48)	(0.52)	35.19	10.83
2011		31.73	(0.03)	1.86	1.83	(0.16)	(1.11)	(1.27)	32.29	5.77
2010		27.94	0.16	3.85	4.01	–	(0.22)	(0.22)	31.73	14.42
Class P shares
2014		53.15	0.62	7.40	8.02	(0.53)	(1.15)	(1.68)	59.49	15.45
2013		42.23	0.67	11.40	12.07	(0.66)	(0.49)	(1.15)	53.15	29.27
2012		38.56	0.48	4.05	4.53	(0.38)	(0.48)	(0.86)	42.23	12.07
2011		37.62	0.38	2.22	2.60	(0.55)	(1.11)	(1.66)	38.56	6.95
2010	(d)	35.97	0.02	1.63	1.65	–	–	–	37.62	4.59	(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$810,788	0.82%		0.91%	8.3%
734,098	0.90		1.22	14.3
591,255	0.97		0.92	8.2
578,850	0.94		0.77	12.7
409,697	1.04		1.43	15.3

20,406	1.70	(c)	0.06	8.3
31,805	1.94	(c)	0.24	14.3
38,701	1.98	(c)	(0.07)	8.2
55,781	1.88	(c)	(0.15)	12.7
62,508	2.07		0.34	15.3

42,658	1.67	(c)	0.05	8.3
35,400	1.73	(c)	0.36	14.3
24,958	1.82	(c)	0.06	8.2
23,009	1.82	(c)	(0.10)	12.7
19,689	1.96		0.52	15.3

31,028	0.60	(c)	1.11	8.3
21,302	0.67	(c)	1.42	14.3
14,471	0.68	(c)	1.18	8.2
9,214	0.71	(c)	0.99	12.7
10	0.75 (c)	,(f)	0.59 (f)	15.3	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
REAL ESTATE SECURITIES FUND
Class A shares
2014		$21.63	$0.19	$3.63	$3.82	($0.29)	($2.91)	($3.20)	$22.25	21.34%
2013		19.54	0.29	2.01	2.30	(0.21)	–	(0.21)	21.63	11.83
2012		17.40	0.19	2.08	2.27	(0.13)	–	(0.13)	19.54	13.07
2011		15.83	0.05	1.65	1.70	(0.13)	–	(0.13)	17.40	10.81
2010		11.62	0.22	4.23	4.45	(0.24)	–	(0.24)	15.83	38.59
Class B shares
2014		21.40	0.01	3.59	3.60	(0.11)	(2.91)	(3.02)	21.98	20.29
2013		19.31	0.11	1.99	2.10	(0.01)	–	(0.01)	21.40	10.86
2012		17.23	0.04	2.04	2.08	–	–	–	19.31	12.07
2011		15.72	(0.09)	1.65	1.56	(0.05)	–	(0.05)	17.23	9.94
2010		11.53	0.12	4.19	4.31	(0.12)	–	(0.12)	15.72	37.56
Class C shares
2014		21.38	0.03	3.59	3.62	(0.14)	(2.91)	(3.05)	21.95	20.42
2013		19.33	0.12	1.99	2.11	(0.06)	–	(0.06)	21.38	10.91
2012		17.24	0.03	2.06	2.09	–	–	–	19.33	12.12
2011		15.74	(0.09)	1.64	1.55	(0.05)	–	(0.05)	17.24	9.90
2010		11.56	0.10	4.23	4.33	(0.15)	–	(0.15)	15.74	37.66
Class P shares
2014		21.62	0.24	3.64	3.88	(0.35)	(2.91)	(3.26)	22.24	21.74
2013		19.53	0.36	2.01	2.37	(0.28)	–	(0.28)	21.62	12.22
2012		17.40	0.25	2.07	2.32	(0.19)	–	(0.19)	19.53	13.38
2011		15.83	0.07	1.70	1.77	(0.20)	–	(0.20)	17.40	11.28
2010	(d)	15.38	0.02	0.49	0.51	(0.06)	–	(0.06)	15.83	3.34	(e)

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$208,670	1.30	%(c)	0.92%	11.1%
158,650	1.33	(c)	1.36	42.1
157,471	1.36	(c)	0.98	44.6
121,955	1.37	(c)	0.28	29.3
107,672	1.39	(c)	1.53	52.2

3,588	2.20	(c)	0.04	11.1
3,959	2.20	(c)	0.51	42.1
5,862	2.20	(c)	0.19	44.6
8,942	2.20	(c)	(0.53)	29.3
11,944	2.16	(c)	0.85	52.2

33,740	2.09	(c)	0.13	11.1
28,091	2.11	(c)	0.57	42.1
21,622	2.20	(c)	0.14	44.6
17,554	2.17	(c)	(0.54)	29.3
12,850	2.15	(c)	0.70	52.2

43,891	1.00	(c)	1.22	11.1
34,291	0.99	(c)	1.69	42.1
22,975	1.03	(c)	1.31	44.6
18,080	1.03	(c)	0.44	29.3
10	1.03 (c)	,(f)	1.37 (f)	52.2	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

				FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):
		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
SHORT-TERM INCOME FUND
Class A shares
2014		$12.27	$0.18	($0.03)	$0.15	($0.18)	($0.01)	($0.19)	$12.23	1.20%
2013		12.28	0.17	(0.02)	0.15	(0.16)	–	(0.16)	12.27	1.19
2012		11.97	0.22	0.30	0.52	(0.21)	–	(0.21)	12.28	4.38
2011		12.17	0.27	(0.18)	0.09	(0.29)	–	(0.29)	11.97	0.76
2010		11.84	0.33	0.33	0.66	(0.33)	–	(0.33)	12.17	5.64
Class C shares
2014		12.28	0.07	(0.03)	0.04	(0.07)	(0.01)	(0.08)	12.24	0.30
2013		12.29	0.07	(0.02)	0.05	(0.06)	–	(0.06)	12.28	0.38
2012		11.97	0.12	0.31	0.43	(0.11)	–	(0.11)	12.29	3.62
2011		12.18	0.17	(0.19)	(0.02)	(0.19)	–	(0.19)	11.97	(0.15)
2010		11.85	0.23	0.32	0.55	(0.22)	–	(0.22)	12.18	4.72
Class P shares
2014		12.27	0.20	(0.03)	0.17	(0.20)	(0.01)	(0.21)	12.23	1.34
2013		12.28	0.19	(0.02)	0.17	(0.18)	–	(0.18)	12.27	1.41
2012		11.96	0.24	0.31	0.55	(0.23)	–	(0.23)	12.28	4.64
2011		12.16	0.27	(0.16)	0.11	(0.31)	–	(0.31)	11.96	0.88
2010	(e)	12.13	0.03	0.03	0.06	(0.03)	–	(0.03)	12.16	0.45	(f)
SMALLCAP BLEND FUND
Class A shares
2014		21.60	(0.04)	1.74	1.70	–	(1.56)	(1.56)	21.74	8.08
2013		15.50	0.03	6.21	6.24	(0.05)	(0.09)	(0.14)	21.60	40.56
2012		13.76	0.01	1.73	1.74	–	–	–	15.50	12.65
2011		12.99	(0.07)	0.84	0.77	–	–	–	13.76	5.93
2010		10.47	(0.04)	2.56	2.52	–	–	–	12.99	24.07
Class B shares
2014		19.95	(0.25)	1.60	1.35	–	(1.56)	(1.56)	19.74	6.92
2013		14.41	(0.12)	5.75	5.63	–	(0.09)	(0.09)	19.95	39.29
2012		12.91	(0.13)	1.63	1.50	–	–	–	14.41	11.62
2011		12.31	(0.20)	0.80	0.60	–	–	–	12.91	4.87
2010		10.04	(0.18)	2.45	2.27	–	–	–	12.31	22.61
Class C shares
2014		20.65	(0.21)	1.65	1.44	–	(1.56)	(1.56)	20.53	7.13
2013		14.89	(0.11)	5.96	5.85	–	(0.09)	(0.09)	20.65	39.51
2012		13.31	(0.09)	1.67	1.58	–	–	–	14.89	11.87
2011		12.67	(0.18)	0.82	0.64	–	–	–	13.31	5.05
2010		10.27	(0.12)	2.52	2.40	–	–	–	12.67	23.37
Class P shares
2014	(h)	22.83	0.01	(0.08)	(0.07)	–	–	–	22.76	(0.31	) (f)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$277,110	0.69%		1.45%	49.1%
336,352	0.76		1.36	50.1
359,554	0.77	(c)	1.81	47.9
320,548	0.76	(c)	2.27	43.6
330,516	0.76		2.75	54.7	(d)

90,275	1.57	(c)	0.57	49.1
105,547	1.57	(c)	0.55	50.1
99,524	1.58	(c)	1.01	47.9
90,899	1.59	(c)	1.44	43.6
89,598	1.64		1.89	54.7	(d)

72,897	0.53	(c)	1.61	49.1
57,343	0.54	(c)	1.58	50.1
41,798	0.61	(c)	1.95	47.9
28,420	0.63	(c)	2.26	43.6
105	0.66 (c)	,(g)	2.51 (g)	54.7 (d)	,(g)

189,911	1.23	(c)	(0.19)	67.6
178,336	1.34	(c)	0.17	95.2
130,282	1.37	(c)	0.08	90.2
74,604	1.40	(c)	(0.50)	76.1
73,302	1.51	(c)	(0.32)	65.2

2,705	2.29	(c)	(1.25)	67.6
3,541	2.29	(c)	(0.71)	95.2
4,378	2.31	(c)	(0.92)	90.2
3,740	2.38	(c)	(1.48)	76.1
5,809	2.74	(c)	(1.55)	65.2

15,737	2.08	(c)	(1.04)	67.6
12,344	2.08	(c)	(0.60)	95.2
7,790	2.09	(c)	(0.59)	90.2
2,342	2.20	(c)	(1.32)	76.1
1,546	2.20	(c)	(1.01)	65.2

78	0.95 (c)	,(g)	0.13 (g)	67.6	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Portfolio turnover rate excludes approximately $13,017,000 of sales from portfolio realignment from the acquisition of Short-Term Bond Fund.
(e)	Period from September 27, 2010, date shares first offered, through October 31, 2010.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Period from June 3, 2014, date shares first offered, through October 31, 2014.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Total
		Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
		Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End
		of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)
SMALLCAP VALUE FUND II
Class A shares
2014	(c)	$13.75	($0.03)	$0.36	$0.33	$–	$–	$14.08	2.40	%(d)
Class P shares
2014	(c)	13.75	–	0.34	0.34	–	–	14.09	2.47	(d)
TAX-EXEMPT BOND FUND
Class A shares
2014		7.00	0.31	0.41	0.72	(0.30)	(0.30)	7.42	10.52
2013		7.59	0.31	(0.60)	(0.29)	(0.30)	(0.30)	7.00	(3.86)
2012		7.10	0.30	0.49	0.79	(0.30)	(0.30)	7.59	11.27
2011		7.24	0.33	(0.14)	0.19	(0.33)	(0.33)	7.10	2.83
2010		6.98	0.35	0.24	0.59	(0.33)	(0.33)	7.24	8.66
Class B shares
2014		7.00	0.25	0.41	0.66	(0.24)	(0.24)	7.42	9.62
2013		7.58	0.24	(0.58)	(0.34)	(0.24)	(0.24)	7.00	(4.51)
2012		7.10	0.24	0.48	0.72	(0.24)	(0.24)	7.58	10.22
2011		7.24	0.28	(0.15)	0.13	(0.27)	(0.27)	7.10	2.04
2010		6.98	0.29	0.25	0.54	(0.28)	(0.28)	7.24	7.83
Class C shares
2014		7.02	0.25	0.41	0.66	(0.24)	(0.24)	7.44	9.59
2013		7.60	0.25	(0.59)	(0.34)	(0.24)	(0.24)	7.02	(4.50)
2012		7.12	0.24	0.48	0.72	(0.24)	(0.24)	7.60	10.19
2011		7.25	0.27	(0.13)	0.14	(0.27)	(0.27)	7.12	2.17
2010		6.99	0.29	0.25	0.54	(0.28)	(0.28)	7.25	7.81

See accompanying notes.

					FINANCIAL HIGHLIGHTS (Continued)
					PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Expenses to				Ratio of Net
	Expenses to		Average Net Assets		Ratio of Gross		Investment Income
Net Assets, End of	Average Net		(Excluding Interest		Expenses to Average		to Average Net		Portfolio
Period (in thousands)	Assets		Expense and Fees)		Net Assets		Assets		Turnover Rate

$223	1.45%(e),(f)		N/A		–%		(0.58	)%(e)	42.1	%(e)

15	1.16 (e)	,(f)	N/A		–		(0.07	) (e)	42.1	(e)

207,234	0.81		0.78	% (g)	0.81	(h)	4.35		22.3
206,449	0.81		0.78	(g)	0.81	(h)	4.15		38.1
252,046	0.81		0.78	(g)	0.81	(h)	4.11		24.1
221,693	0.86		0.82	(g)	0.86	(h)	4.72		24.2
249,952	0.89		0.82	(g)	0.90	(i)	4.86		31.1

708	1.63		1.60	(g)	4.60	(h)	3.54		22.3
1,001	1.63		1.60	(g)	3.49	(h)	3.30		38.1
2,052	1.63		1.60	(g)	2.42	(h)	3.31		24.1
2,851	1.64		1.60	(g)	2.22	(h)	3.99		24.2
5,877	1.69		1.62	(g)	2.02	(i)	4.09		31.1

9,901	1.63		1.60	(g)	1.84	(h)	3.52		22.3
8,545	1.63		1.60	(g)	1.87	(h)	3.32		38.1
11,127	1.63		1.60	(g)	1.78	(h)	3.28		24.1
6,973	1.64		1.60	(g)	1.95	(h)	3.95		24.2
8,206	1.69		1.62	(g)	1.95	(i)	4.06		31.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Period from June 3, 2014, date shares first offered, through October 31, 2014.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Excludes interest expense and fees paid through inverse floater agreements. See "Operating Policies" in notes to financial statements.
(h)	Excludes expense reimbursement from Manager.
(i)	Excludes expense reimbursement from Manager and/or custodian.
(j)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Bond & Mortgage Securities Fund, California Municipal Fund, Diversified International Fund, Equity Income Fund, Global Diversified Income Fund, Global Real Estate Securities Fund, Government & High Quality Bond Fund, High Yield Fund, High Yield Fund I, Income Fund, Inflation Protection Fund, International Emerging Markets Fund, International Fund I, LargeCap Growth Fund, LargeCap Growth Fund I, LargeCap S&P 500 Index Fund, LargeCap Value Fund, MidCap Fund, MidCap Value Fund III, Money Market Fund, Principal Capital Appreciation Fund, Real Estate Securities Fund, Short-Term Income Fund, SmallCap Blend Fund, SmallCap Value Fund II and Tax-Exempt Bond Fund (26 of the portfolios constituting Principal Funds, Inc., collectively, the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Principal Funds, Inc. at October 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 17, 2014

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2014 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period		Beginning	Ending	During Period
	Account	Account Value	May 1, 2014 to		Account	Account Value	May 1, 2014 to		Annualized
	Value May 1,	October 31,	October 31,		Value May 1,	October 31,	October 31,		Expense
	2014	2014	2014	**	2014	2014	2014	**	Ratio
Bond & Mortgage Securities Fund
Class A	$1,000.00	$1,016.96	$4.47		$1,000.00	$1,020.77	$4.48		0.88%
Class B	1,000.00	1,013.20	8.12		1,000.00	1,017.14	8.13		1.60
Class C	1,000.00	1,012.47	8.88		1,000.00	1,016.38	8.89		1.75

California Municipal Fund
Class A	1,000.00	1,051.32	3.93		1,000.00	1,021.37	3.87		0.76
Class B	1,000.00	1,045.72	9.38		1,000.00	1,016.03	9.25		1.82
Class C	1,000.00	1,047.06	8.93		1,000.00	1,016.48	8.79		1.73

California Municipal Fund
(Excluding Interest Expense and Fees)
Class A	1,000.00	1,051.30	3.72		1,000.00	1,021.53	3.68		0.72
Class B	1,000.00	1,045.70	9.18		1,000.00	1,016.12	9.09		1.78
Class C	1,000.00	1,047.10	8.72		1,000.00	1,016.58	8.63		1.69

Diversified International Fund
Class A	1,000.00	994.18	6.53		1,000.00	1,018.65	6.61		1.30
Class B	1,000.00	988.46	12.38		1,000.00	1,012.75	12.53		2.47
Class C	1,000.00	990.02	10.43		1,000.00	1,014.72	10.56		2.08
Class P	1,000.00	995.82	5.18		1,000.00	1,020.01	5.24		1.03

Equity Income Fund
Class A	1,000.00	1,052.39	4.60		1,000.00	1,020.72	4.53		0.89
Class B	1,000.00	1,049.24	7.95		1,000.00	1,017.44	7.83		1.54
Class C	1,000.00	1,048.47	8.47		1,000.00	1,016.94	8.34		1.64
Class P	1,000.00	1,054.28	3.26		1,000.00	1,022.03	3.21		0.63

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2014 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period		Beginning	Ending	During Period
	Account	Account Value	May 1, 2014 to		Account	Account Value	May 1, 2014 to		Annualized
	Value May 1,	October 31,	October 31,		Value May 1,	October 31,	October 31,		Expense
	2014	2014	2014	**	2014	2014	2014	**	Ratio
Global Diversified Income Fund
Class A	$1,000.00	$1,020.34	$5.65		$1,000.00	$1,019.61	$5.65		1.11%
Class C	1,000.00	1,016.63	9.51		1,000.00	1,015.78	9.50		1.87
Class P	1,000.00	1,021.79	4.33		1,000.00	1,020.92	4.33		0.85

Global Diversified Income Fund (Excluding Dividends
and Interest Expense on Shorts and Short Sale Fees)
Class A	1,000.00	1,020.30	4.99		1,000.00	1,020.20	5.00		0.98
Class C	1,000.00	1,016.60	8.84		1,000.00	1,016.32	8.88		1.74
Class P	1,000.00	1,021.80	3.67		1,000.00	1,021.53	3.68		0.72

Global Real Estate Securities Fund
Class A	1,000.00	1,072.92	6.95		1,000.00	1,018.50	6.77		1.33
Class C	1,000.00	1,069.42	11.27		1,000.00	1,014.32	10.97		2.16
Class P	1,000.00	1,073.53	5.59		1,000.00	1,019.81	5.45		1.07

Government & High Quality Bond Fund
Class A	1,000.00	1,019.95	3.87		1,000.00	1,021.37	3.87		0.76
Class B	1,000.00	1,016.32	8.39		1,000.00	1,016.89	8.39		1.65
Class C	1,000.00	1,016.39	8.28		1,000.00	1,016.99	8.29		1.63
Class P	1,000.00	1,020.21	3.56		1,000.00	1,021.68	3.57		0.70

High Yield Fund
Class A	1,000.00	1,007.75	4.81		1,000.00	1,020.42	4.84		0.95
Class B	1,000.00	1,004.05	8.39		1,000.00	1,016.84	8.44		1.66
Class C	1,000.00	1,003.04	8.08		1,000.00	1,017.14	8.13		1.60
Class P	1,000.00	1,009.20	3.34		1,000.00	1,021.88	3.36		0.66

High Yield Fund I
Class A	1,000.00	1,008.20	5.31		1,000.00	1,019.91	5.35		1.05

Income Fund
Class A	1,000.00	1,018.36	4.22		1,000.00	1,021.02	4.23		0.83
Class B	1,000.00	1,012.77	9.64		1,000.00	1,015.63	9.65		1.90
Class C	1,000.00	1,014.04	8.38		1,000.00	1,016.89	8.39		1.65
Class P	1,000.00	1,019.12	3.41		1,000.00	1,021.83	3.41		0.67

Inflation Protection Fund
Class A	1,000.00	1,007.01	4.55		1,000.00	1,020.67	4.58		0.90
Class C	1,000.00	1,003.60	8.33		1,000.00	1,016.89	8.39		1.65

International Emerging Markets Fund
Class A	1,000.00	1,039.48	9.00		1,000.00	1,016.38	8.89		1.75
Class B	1,000.00	1,033.91	14.25		1,000.00	1,011.19	14.09		2.78
Class C	1,000.00	1,034.54	13.49		1,000.00	1,011.95	13.34		2.63
Class P	1,000.00	1,041.51	7.05		1,000.00	1,018.30	6.97		1.37

International Fund I
Class A	1,000.00	994.89	5.94	*	1,000.00	1,017.90	7.38		1.45
Class P	1,000.00	996.35	4.47	*	1,000.00	1,019.71	5.55		1.09

LargeCap Growth Fund
Class A	1,000.00	1,118.10	5.50		1,000.00	1,020.01	5.24		1.03
Class B	1,000.00	1,111.70	11.98		1,000.00	1,013.86	11.42		2.25
Class C	1,000.00	1,113.52	10.02		1,000.00	1,015.73	9.55		1.88
Class P	1,000.00	1,118.87	4.33		1,000.00	1,021.12	4.13		0.81

LargeCap Growth Fund I
Class A	1,000.00	1,088.05	6.58		1,000.00	1,018.90	6.36		1.25
Class P	1,000.00	1,061.77	3.30	*	1,000.00	1,021.27	3.97		0.78

LargeCap S&P 500 Index Fund
Class A	1,000.00	1,079.76	2.52		1,000.00	1,022.79	2.45		0.48
Class C	1,000.00	1,074.81	6.80		1,000.00	1,018.65	6.61		1.30

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2014 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
	Beginning	Ending	During Period		Beginning	Ending	During Period
	Account	Account Value	May 1, 2014 to		Account	Account Value	May 1, 2014 to		Annualized
	Value May 1,	October 31,	October 31,		Value May 1,	October 31,	October 31,		Expense
	2014	2014	2014	**	2014	2014	2014	**	Ratio
LargeCap Value Fund
Class A	$1,000.00	$1,048.27	$4.39		$1,000.00	$1,020.92	$4.33		0.85%
Class B	1,000.00	1,042.39	10.30		1,000.00	1,015.12	10.16		2.00
Class C	1,000.00	1,043.81	8.76		1,000.00	1,016.64	8.64		1.70
Class P	1,000.00	1,031.95	2.55	*	1,000.00	1,022.13	3.11		0.61

MidCap Fund
Class A	1,000.00	1,088.61	5.26		1,000.00	1,020.16	5.09		1.00
Class B	1,000.00	1,083.38	10.45		1,000.00	1,015.17	10.11		1.99
Class C	1,000.00	1,084.73	9.20		1,000.00	1,016.38	8.89		1.75
Class P	1,000.00	1,090.55	3.79		1,000.00	1,021.58	3.67		0.72

MidCap Value Fund III
Class A	1,000.00	1,021.89	5.40	*	1,000.00	1,018.65	6.61		1.30
Class P	1,000.00	1,023.88	3.45	*	1,000.00	1,021.02	4.23		0.83

Money Market Fund
Class A	1,000.00	1,000.00	0.81		1,000.00	1,024.40	0.82		0.16
Class B	1,000.00	1,000.00	0.81		1,000.00	1,024.40	0.82		0.16
Class C	1,000.00	1,000.00	0.81		1,000.00	1,024.40	0.82		0.16

Principal Capital Appreciation Fund
Class A	1,000.00	1,069.29	4.17		1,000.00	1,021.17	4.08		0.80
Class B	1,000.00	1,065.39	7.97		1,000.00	1,017.49	7.78		1.53
Class C	1,000.00	1,064.69	8.69		1,000.00	1,016.79	8.49		1.67
Class P	1,000.00	1,070.54	2.97		1,000.00	1,022.33	2.91		0.57

Real Estate Securities Fund
Class A	1,000.00	1,113.50	6.77		1,000.00	1,018.80	6.46		1.27
Class B	1,000.00	1,108.58	11.69		1,000.00	1,014.12	11.17		2.20
Class C	1,000.00	1,109.09	11.00		1,000.00	1,014.77	10.51		2.07
Class P	1,000.00	1,114.81	5.22		1,000.00	1,020.27	4.99		0.98

Short-Term Income Fund
Class A	1,000.00	1,005.70	3.13		1,000.00	1,022.08	3.16		0.62
Class C	1,000.00	1,000.88	7.87		1,000.00	1,017.34	7.93		1.56
Class P	1,000.00	1,006.09	2.73		1,000.00	1,022.48	2.75		0.54

SmallCap Blend Fund
Class A	1,000.00	1,011.16	6.13		1,000.00	1,019.11	6.16		1.21
Class B	1,000.00	1,005.60	11.58		1,000.00	1,013.66	11.62		2.29
Class C	1,000.00	1,006.37	10.52		1,000.00	1,014.72	10.56		2.08
Class P	1,000.00	996.93	3.86	*	1,000.00	1,020.47	4.79		0.94

SmallCap Value Fund II
Class A	1,000.00	1,024.00	6.03	*	1,000.00	1,017.90	7.38		1.45
Class P	1,000.00	1,024.73	4.78	*	1,000.00	1,019.41	5.85		1.15

Tax-Exempt Bond Fund
Class A	1,000.00	1,047.33	3.97		1,000.00	1,021.32	3.92		0.77
Class B	1,000.00	1,042.93	8.24		1,000.00	1,017.14	8.13		1.60
Class C	1,000.00	1,042.80	8.24		1,000.00	1,017.14	8.13		1.60

Tax-Exempt Bond Fund
(Excluding Interest Expense and Fees)
Class A	1,000.00	1,047.30	3.82		1,000.00	1,021.43	3.78		0.74
Class B	1,000.00	1,042.90	8.08		1,000.00	1,017.19	8.01		1.57
Class C	1,000.00	1,042.80	8.08		1,000.00	1,017.19	8.01		1.57

** Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

* Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (June 3, 2014 to October 31, 2014), multiplied by 184/365 (to reflect the period since inception).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	117	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	117	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Craig Damos	President, The Damos	117	Hardin Construction
Director since 2008	Company. Formerly, CEO, The		Company
Member, Audit Committee	Weitz Company
Member, 15(c) Committee
1954

Mark A. Grimmett	Executive Vice President and	117	None
Director since 2004	CFO, Merle Norman Cosmetics,
Member, Nominating and Governance	Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	117	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	117	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

William C. Kimball	Partner, Kimball – Porter	117	Casey’s General Stores,
Director since 1999	Investments L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Karen (“Karrie”) McMillan	Formerly, General Counsel,	117	None
Director since September 2014	Investment Company Institute
Member, Operations Committee
1961

Daniel Pavelich	Retired.	117	None
Director since 2007
Member, Audit Committee
Member, 15(c) Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	117	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
Executive Vice President	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
Executive Vice President/ Chief
Operating Officer, the Manager
Director, Princor
President, Princor
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge (2008-2011)	117	None
Director since 2008	Director, Finisterre since 2011
President, CEO, and Chairman	Chairman, Principal Financial
Member, Executive Committee	Advisors, Inc. (“PFA”) since 2010
1959	Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC
Chairman, the Manager since 2011
President, the Manager since 2008
Chairman, Princor since 2011
Chief Executive Officer, Princor since
2009
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1955

David J. Brown

Chief Compliance Officer

711 High Street, Des Moines, IA 50392 1960

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”) Counsel, PLIC

Senior Vice President, PFD

Vice President/Compliance, PLIC

Senior Vice President, the Manager Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Treasurer 711 High Street, Des Moines, IA 50392 1963

Vice President/Treasurer, Edge since 2011 Vice President/Treasurer, PFA since 2011

Vice President/Treasurer, PFD since 2011 Vice President/Treasurer, PGI since 2011 Vice President/Treasurer, PLIC since 2011 Vice President/Treasurer, the Manager since 2011 Vice President/Treasurer, Post since 2011 Vice President/Treasurer, Principal-REI since 2011 Vice President/Treasurer, Princor since 2011 Vice President/Treasurer, PSS since 2011 Treasurer, Spectrum since 2011

Ernie H. Gillum

Vice President, Assistant Secretary 711 High Street, Des Moines, IA 50392 1955

Carolyn F. Kolks Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1962

Jennifer A. Mills Assistant Counsel

711 High Street, Des Moines, IA 50392 1973

Vice President/Chief Compliance Officer, the Manager

Vice President/Chief Compliance Officer, PSS

Counsel, PGI Counsel, PLIC

Counsel, PFD (2009-2013) Counsel, PLIC

Counsel, the Manager (2009-2013) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Layne A. Rasmussen Vice President, Controller, and CFO 711 High Street, Des Moines, IA 50392 1958 Michael D. Roughton Counsel 711 High Street, Des Moines, IA 50392 1951

Vice President/Controller – Principal Funds, the Manager

Senior Vice President/Counsel, PFA Senior Vice President/Counsel, PFD

Vice President & Associate General Counsel, PLIC Senior Vice President/Counsel, the Manager Senior Vice President/Counsel, Princor (2009-2013) Senior Vice President/Counsel, PSS

Britney L. Schnathorst Assistant Counsel 1981	Counsel, PLIC since 2013 Prior thereto, Attorney in Private Practice

Name, Position Held with the Fund, Address, and Year of Birth Adam U. Shaikh Assistant Counsel 711 High Street, Des Moines, IA 50392 1972	Principal Occupation(s) During past 5 years Counsel, PFD (2006-2013) Counsel, PLIC Counsel, the Manager (2007-2013) Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966

Assistant Vice President/Treasury, PFA since 2013 Director – Treasury, PFA (2011-2013)

Assistant Vice President/Treasury, PFD since 2013 Director – Treasury, PFD (2011-2013) Assistant Vice President/Treasury, PLIC

Assistant Vice President/Treasury, the Manager Assistant Vice President/Treasury, Princor since 2013 Director – Treasury, Princor (2008-2009, 2011-2013) Assistant Vice President/Treasury, PSS

Beth Wilson Vice President and Secretary 711 High Street, Des Moines, IA 50392 1956	Vice President, the Manager (2007-2013) Vice President, Princor (2007-2009)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2014, and the Statement of Additional Information dated March 1, 2014. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; and (2) an Amended & Restated Management Agreement with Principal Management Corporation related to the Principal LifeTime Hybrid Income Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund and Principal LifeTime Hybrid 2060 Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 9, 2014 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-five (65) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Advisory LLC; Causeway Capital Management LLC.; Clearbridge Investments, LLC; Colonial First State Asset Management (Australia) Limited; Columbus Circle Investors (“Columbus Circle”); DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisers, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Partners Investment Management, LLC; J.P. Morgan Investment Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Post Advisory Group, LLC (“Post”); Principal Global Investors, LLC (“PGI”); Principal Real Estate Investors, LLC (“Principal-REI”); Robert W. Baird & Co. Incorporated; Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; T. Rowe Price Associates, Inc.; Tortoise Capital Advisors, LLC; Vaughan Nelson Investment Management, LP; W. H. Reaves & Co., Inc.; Westwood Management Corp.; and William Blair & Company, L.L.C.; (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and all PFI Funds-of-Funds (except the SAM Portfolios), the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and it considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board noted that the Manager applies the due diligence standards to the selection, monitoring and replacement of subadvisors and the Manager proposes the selection of the most suitable subadvisors, with a process that emphasizes Principal affiliated subadvisors, subject to the due diligence standards. The Board also took note that the Manager applied the due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that it had previously reviewed the annual best execution and soft dollar reports and found no issues that affected its consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under the Management Agreement were satisfactory.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (reviewing both the investment return during the three-year period and the blended investment return (50%/50%) of the three- and five-year periods), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after any fee waivers) management fee (at average fiscal year asset levels), actual non-management fees (at average fiscal year asset levels) and actual total expense ratio (at average fiscal year asset levels for Class A shares where available) to advisory fees and expense ratios of mutual funds in a narrow peer group selected by Lipper, or for two Funds, a custom peer group recommended by the Manager and reviewed by the Board (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that certain Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the 3rd Quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the 3rd Quartile, total net expense ratios were within the 3rd Quartile or better.

For the SAM Portfolios, with the exception of the SAM Conservative Balanced Portfolio, the Board considered information from management about the Manager’s active asset allocation strategy and determined that the strategy and processes justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds), with the continuation of the expense cap suggested by management, were within an acceptable range or compare favorably. With specific regard to the SAM Conservative Balanced Portfolio, although actual management fees and the total net expense ratio on the basis of Class A shares are higher than 3rd Quartile (99% and 80%, respectively) for the Expense Group, the Board concluded that the Management Agreement should be renewed, based upon all relevant factors, including that the Fund’s performance is in the 1st Quartile for each of the three-year and blended three- and five-year periods.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for ten Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the additional breakpoints in the fee schedule for two Funds proposed by management.

In the Board’ review of the expense caps in place with respect to certain classes of a number of Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such classes for an additional year and to let the expense caps for classes of certain Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2013. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, Columbus Circle, Post, and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board also noted the additional breakpoints offered by management for two Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds series do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee (25 basis points or less) on all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with its review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Principal LifeTime Hybrid Funds Management Agreement

On June 10, 2014, the Board considered, on behalf of the newly established Principal LifeTime Hybrid Income Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund and Principal LifeTime Hybrid 2060 Fund (each, a “Fund” and together, the “Funds”), the approval of the management agreement (“Management Agreement”) between PFI, for each Fund, and the Manager.

With respect to the Management Agreement, the Board considered, among other factors, that the Manager has had a long-term relationship with PFI and has demonstrated a commitment to support PFI. The Board concluded that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Management Agreement.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2013 annual renewal of the Management Agreements for the other PFI Funds, the Board had: (1) reviewed the services provided by the Manager to the other PFI Funds under the Management Agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the Management Agreements for the PFI Funds; (3) considered the program developed by the Manager for identifying, recommending, monitoring and replacing subadvisors for the PFI Funds and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager and the level of compliance attained by the PFI Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager is expected to provide to each Fund under the Management Agreement are satisfactory.

Investment Performance

As each Fund is a newly created series, the Board did not review performance of the Funds since no track record was available. However, the Board reviewed the historical performance rankings as of March 31, 2014 of collective investment trusts using the same investment process as will be used for the Funds for which the Funds’ proposed portfolio managers provide non-discretionary advice, as compared to the relevant Morningstar category for one-year, three-year and since August 1, 2009 periods. The Board concluded, based on this information, that the historical investment performance record of the Manager was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered each Fund’s proposed management fee. The Board received information from the Manager, based on data supplied by Lipper, comparing the proposed management fees to advisory fees of funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Funds under the Management Agreement. The Board noted that, although each Fund’s proposed management fee schedule does not contain breakpoints, each Fund has a relatively low basis point fee for all Fund assets.

In addition, in evaluating the management fees, the Board considered the estimated profitability of the Funds to the Manager. The Board reviewed the anticipated expense ratio of each class of each Fund and considered that the Manager proposed to cap the total expense ratios for the classes at certain levels through February 28, 2016. On the basis of the information provided, the Board concluded that the proposed management fee for each Fund is reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager. The Board concluded that taking into account these potential benefits, the proposed management fee for each Fund is reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Fund.

FEDERAL INCOME TAX INFORMATION PRINCIPAL FUNDS, INC.

October 31, 2014 (unaudited)

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2014. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2014, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
MidCap Value Fund III	58%
Bond & Mortgage Securities Fund	1%
LargeCap Growth Fund I	96%
SmallCap Value Fund II	83%
MidCap Blend Fund	100%
LargeCap Value Fund	39%
LargeCap Growth Fund	100%
International Emerging Markets Fund	3%
High Yield Fund I	1%
SmallCap Blend Fund	97%
Principal Capital Appreciation Fund	100%
Diversified International Fund	1%
Global Real Estate Securities Fund	4%
Global Diversified Income Fund	10%
Equity Income Fund	85%
LargeCap S&P 500 Index Fund	100%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2014, taxed at a maximum rate of 15% is as follows:

Percentage
MidCap Value Fund III	63%
Bond & Mortgage Securities Fund	1%
LargeCap Growth Fund I	100%
SmallCap Value Fund II	83%
International Fund I	100%
Real Estate Securities Fund	2%
MidCap Blend Fund	100%
LargeCap Value Fund	41%
LargeCap Growth Fund	100%
International Emerging Markets Fund	94%
High Yield Fund I	1%
High Yield Fund	1%
SmallCap Blend Fund	100%
Principal Capital Appreciation Fund	100%
Diversified International Fund	90%
Global Real Estate Securities Fund	12%
Global Diversified Income Fund	18%
Equity Income Fund	100%
LargeCap S&P 500 Index Fund	100%

Foreign Taxes Paid. The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Fund to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended October 31, 2014, are as follows:

Foreign Taxes
Per Share
Diversified International Fund	$0.0303
International Emerging Markets Fund	$0.0867
International Fund I	$0.0469

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

Intentionally Left Blank

Intentionally Left Blank

Principal Funds Distributor, Inc.
711 High Street
Des Moines, IA 50392-6370

Do not use this address for business correspondence.

WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®.

Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

  E-mail notice of statement and reports
  24/7 online account access
  Less paper mail, more convenience

Note: if your shares are not held directly with Principal Funds but through a brokerage firm, please contact your broker for electronic delivery options available.

FV400-08 | 12/2014 | t14110302i7 © 2014 Principal Financial Services, Inc.

CLASS A, B, & C SHARES

Principal Strategic Asset Management Portfolios and Principal LifeTime Funds

     Annual Report for Asset Allocation Investments

October 31, 2014

Letter from the President	1
Economic & Financial Market Review	3
Principal LifeTime 2010 Fund	4
Principal LifeTime 2020 Fund	6
Principal LifeTime 2030 Fund	8
Principal LifeTime 2040 Fund	10
Principal LifeTime 2050 Fund	12
Principal LifeTime Strategic Income Fund	14
SAM Balanced Portfolio	16
SAM Conservative Balanced Portfolio	18
SAM Conservative Growth Portfolio	20
SAM Flexible Income Portfolio	22
SAM Strategic Growth Portfolio	24
Financial Statements	26
Notes to Financial Statements	45
Schedules of Investments	53
Financial Highlights (Includes performance information)	76
Report of Independent Registered Public Accounting Firm	86
Shareholder Expense Example	87
Supplemental Information	89

GLOBAL INVESTMENT MANAGEMENT •ASSET ALLOCATION EXPERTISE •RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

Dear Shareholder,

Major changes have been under way for most of 2014. Perhaps the largest economic change has been the phase-out of quantitative easing by the U.S. Federal Reserve (the Fed), removing monetary stimulus from the economy by bringing its asset purchase program to a close. Global markets have been shaken throughout the year by a seemingly endless string of geopolitical pressures including tensions in the Ukraine, the ongoing ISIS war, and the Ebola crisis in Africa. These events have had a relatively minor impact on global economics, but they have been unsettling for investors.

One beneficiary of this uncertainty has been the U.S., which again is viewed as a safe haven in an uncertain world. The year began with speculation about rapidly rising interest rates; however, interest rates went the opposite direction, falling to 2.34% on October 31, 2014.1 Inflationary pressures have been absent and the Consumer Price Index (CPI) rate has remained fairly stable at 1.7% through September.2 Unemployment hit a post-recession low of 5.9% in October.1 The Fed continues to monitor inflation and unemployment as it contemplates raising short-term interest rates.

The Eurozone has seen slow growth for the past 12 months, causing the European Central Bank to ease monetary policy. The same story is playing out in Japan, and to a lesser degree in China, where soft economies have paved the way for easier monetary policies. This has contributed to a significant rally in the value of the U.S. dollar of 6.2% since the end of June.3 A rising dollar means, among other things, that goods imported to the U.S. are less expensive.

Because markets tend to fluctuate, we believe the most prudent approach for investing your portfolio is to select an allocation that is broadly diversified both across and within asset classes.4 We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our asset allocation funds (which are already broadly diversified).

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

1St. Louis Federal Reserve. 2Bureau of Labor Statistics. 3Factset.

4Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

1

(This page intentionally left blank)

2

Economic & Financial Market Review

Investors have experienced some unsettling factors during the 12-month period that ended October 31, 2014 including geopolitical pressures, cautionary events around the world, and the phase-out of quantitative easing in the United States. One beneficiary to this global uncertainty has been that the U.S. is again viewed as an economic safe haven in an uncertain world.

In the U.S., the Federal Reserve (the Fed) has undergone a gradual tapering of its bond purchases from a high of $85 billion per month to zero as of October 2014. Although the year began with speculation about rapidly rising interest rates as a result of the Fed removing monetary stimulus from the economy, the markets have reacted oppositely. Interest rates have fallen from a high of 3.04% at year-end to 2.34% on October 31.1

Part of the reason for the fall in rates has been the absence of inflationary pressures in the United States. The lack of inflation also has its roots in the slowdown in growth internationally. Eurozone growth has fallen to 0.1% and inflation is running at 0.4%.2 This has been a significant concern for the European Central Bank, which has eased monetary policy twice in the past six months, and is considering its own quantitative easing facility. One result has been that the dollar has rallied 6.2% since the end of June, resulting in importing deflation, as the goods purchased overseas come at a cheaper price.3 Soft economies in Japan and China have paved the way for easier monetary policies in those countries.

One interesting side effect of this is the divergence between unemployment and the level of inflation. While inflation has remained stable, unemployment has hit a post-recession low of 5.9% in October.[1] These factors have important ramifications for future policy as the Fed has a duel mandate of maximum employment and low inflation.

Aside from the impact of Fed policy, the U.S. has been able to show steady growth. Third quarter gross domestic product (GDP) was reported to rise at a 3.5% annualized pace. This came on the heels of a second quarter pace of 4.6% for GDP.4 Primary drivers of the pace of the expansion were increases in personal consumption and business investment. Both the University of Michigan’s Consumer Sentiment Index and the Purchasing Manager’s Index (PMI) hint at continued expansion. The University of Michigan’s survey showed that consumers are at their most confident in seven years, and while off its highs the PMI also shows continued strength, especially in new orders, which expanded for the 16th consecutive month.

1St. Louis Federal Reserve.
2Eurostat.
3Factset.
4Commerce Department.

3

Principal LifeTime 2010 Fund

Portfolio Managers:

Principal Global Investors, LLC
Principal Management Corp.

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Exposure to the high yield asset class contributed to results as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) beat the returns of the broad Barclays Capital Aggregate Bond Index. Within the global/non U.S. equity asset class, both the Diversified International Fund (sub-advised by Principal Global Investors) and the Overseas Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Strauss and Causeway Capital) contributed to returns, as both funds beat the returns of their respective benchmarks. Finally, exposure to the Global Opportunities Fund (sub-advised by Principal Global Investors) contributed to returns as it delivered results that beat multiple broad indexes including the MSCI EAFE Index and the Barclays Capital Aggregate Bond Index. Within the fixed income space, exposure to the Core Plus Bond Fund I (sub-advised by PIMCO) detracted from returns as it lagged the broad Barclays Capital Aggregate Bond Index. Within the U.S. equity asset class, exposure to the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) detracted from returns as it significantly lagged the returns of its index. In addition, the overweight to the global/non-U.S. equity asset class detracted because the returns of the asset class lagged the overall market return by a significant margin.

4

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/15. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
				Inception	Extended
1-Year		5-Year	10-Year		Performance
				Date	Inception Date
Class A Shares Excluding Sales Charge	6.14%	9.16%	4.83%	6/28/05	3/1/01
Including Sales Charge	2.19%	8.31%	4.44%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio				Net Expense Ratio
Class A Shares		1.11%		1.04%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 3.42% (1-year); 7.83% (5-year); 4.50% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Fund’s primary benchmark changed from Barclays U.S. Aggregate Bond Index to the S&P Target Date 2010 Index because the S&P Target Date Indexes are more widely used and recognized in the industry.

5

Principal LifeTime 2020 Fund

Portfolio Managers:

Principal Global Investors, LLC
Principal Management Corp.

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Exposure to the high yield asset class contributed to results as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) beat the returns of the broad Barclays Capital Aggregate Bond Index. Within the global/non U.S. equity asset class, both the Diversified International Fund (sub-advised by Principal Global Investors) and the Overseas Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Strauss and Causeway Capital) contributed to returns, as both funds beat the returns of their respective benchmarks. Finally, exposure to the Global Opportunities Fund (sub-advised by Principal Global Investors) contributed to returns as it delivered results that beat multiple broad indexes including the MSCI EAFE Index and the Barclays Capital Aggregate Bond Index. Within the fixed income space, exposure to the Core Plus Bond Fund I (sub-advised by PIMCO) detracted from returns as it lagged the broad Barclays Capital Aggregate Bond Index. Within the U.S. equity asset class, exposure to the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) detracted from returns as it significantly lagged the returns of its index. In addition, the overweight to the global/non-U.S. equity asset class detracted because the returns of the asset class lagged the overall market return by a significant margin.

6

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/15. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	7.44%	10.61%	5.80%	6/28/05	3/1/01
	Including Sales Charge	1.55%	9.36%	5.21%
Class B Shares	Excluding Sales Charge	6.63%	9.80%	5.11%	6/28/05	3/1/01
	Including Sales Charge	1.63%	9.53%	5.11%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.12%	1.08%
Class B Shares	2.30%	1.83%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 2.98% (1-year); 8.67% (5-year); 5.22% (10-year)
Class B Shares: 3.09% (1-year); 8.81% (5-year); 5.12% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Fund's primary benchmark changed from Russell 3000® Index to the S&P Target Date 2020 Index because the S&P Target Date Indexes are more widely used and recognized in the industry.

7

Principal LifeTime 2030 Fund

Portfolio Managers:

Principal Global Investors, LLC
Principal Management Corp.

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Exposure to the high yield asset class contributed to results as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) beat the returns of the broad Barclays Capital Aggregate Bond Index. Within the global/non U.S. equity asset class, both the Diversified International Fund (sub-advised by Principal Global Investors) and the Overseas Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Strauss and Causeway Capital) contributed to returns, as both funds beat the returns of their respective benchmarks. Finally, exposure to the Global Opportunities Fund (sub-advised by Principal Global Investors) contributed to returns as it delivered results that beat multiple broad indexes including the MSCI EAFE Index and the Barclays Capital Aggregate Bond Index. Within the fixed income space, exposure to the Core Plus Bond Fund I (sub-advised by PIMCO) detracted from returns as it lagged the broad Barclays Capital Aggregate Bond Index. Within the U.S. equity asset class, exposure to the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) detracted from returns as it significantly lagged the returns of its index. In addition, the overweight to the global/non-U.S. equity asset class detracted because the returns of the asset class lagged the overall market return by a significant margin.

8

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/15. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	8.36%	11.54%	6.18%	6/28/05	3/1/01
	Including Sales Charge	2.42%	10.29%	5.59%
Class B Shares	Excluding Sales Charge	7.55%	10.70%	5.52%	6/28/05	3/1/01
	Including Sales Charge	2.55%	10.44%	5.52%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.20%	1.12%
Class B Shares	2.41%	1.87%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 3.93% (1-year); 9.45% (5-year); 5.57% (10-year)
Class B Shares: 4.17% (1-year); 9.58% (5-year); 5.50% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Fund's primary benchmark changed from Russell 3000® Index to the S&P Target Date 2030 Index because the S&P Target Date Indexes are more widely used and recognized in the industry.

9

Principal LifeTime 2040 Fund

Portfolio Managers:

Principal Global Investors, LLC
Principal Management Corp.

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Exposure to the high yield asset class contributed to results as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) beat the returns of the broad Barclays Capital Aggregate Bond Index. Within the global/non U.S. equity asset class, both the Diversified International Fund (sub-advised by Principal Global Investors) and the Overseas Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Strauss and Causeway Capital) contributed to returns, as both funds beat the returns of their respective benchmarks. Finally, exposure to the Global Opportunities Fund (sub-advised by Principal Global Investors) contributed to returns as it delivered results that beat multiple broad indexes including the MSCI EAFE Index and the Barclays Capital Aggregate Bond Index. Within the fixed income space, exposure to the Core Plus Bond Fund I (sub-advised by PIMCO) detracted from returns as it lagged the broad Barclays Capital Aggregate Bond Index. Within the U.S. equity asset class, exposure to the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) detracted from returns as it significantly lagged the returns of its index. In addition, the overweight to the global/non-U.S. equity asset class detracted because the returns of the asset class lagged the overall market return by a significant margin.

10

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/15. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	9.02%	12.22%	6.41%	6/28/05	3/1/01
	Including Sales Charge	3.04%	10.94%	5.81%
Class B Shares	Excluding Sales Charge	8.14%	11.36%	5.74%	6/28/05	3/1/01
	Including Sales Charge	3.14%	11.10%	5.74%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.27%	1.15%
Class B Shares	2.58%	1.90%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 4.79% (1-year); 10.03% (5-year); 5.79% (10-year)
Class B Shares: 4.98% (1-year); 10.16% (5-year); 5.71% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Fund's primary benchmark changed from Russell 3000® Index to the S&P Target Date 2030 Index because the S&P Target Date Indexes are more widely used and recognized in the industry.

11

Principal LifeTime 2050 Fund

Portfolio Managers:

Principal Global Investors, LLC
Principal Management Corp.

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Exposure to the high yield asset class contributed to results as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) beat the returns of the broad Barclays Capital Aggregate Bond Index. Within the global/non U.S. equity asset class, both the Diversified International Fund (sub-advised by Principal Global Investors) and the Overseas Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Strauss and Causeway Capital) contributed to returns, as both funds beat the returns of their respective benchmarks. Finally, exposure to the Global Opportunities Fund (sub-advised by Principal Global Investors) contributed to returns as it delivered results that beat multiple broad indexes including the MSCI EAFE Index and the Barclays Capital Aggregate Bond Index. Within the fixed income space, exposure to the Core Plus Bond Fund I (sub-advised by PIMCO) detracted from returns as it lagged the broad Barclays Capital Aggregate Bond Index. Within the U.S. equity asset class, exposure to the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) detracted from returns as it significantly lagged the returns of its index. In addition, the overweight to the global/non-U.S. equity asset class detracted because the returns of the asset class lagged the overall market return by a significant margin.

12

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/15. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	9.43%	12.64%	6.61%	6/28/05	3/1/01
	Including Sales Charge	3.41%	11.36%	6.01%
Class B Shares	Excluding Sales Charge	8.59%	11.79%	6.00%	3/15/06	3/1/01
	Including Sales Charge	3.59%	11.53%	6.00%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.32%	1.15%
Class B Shares	3.71%	1.90%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 5.27% (1-year); 10.36% (5-year); 5.96% (10-year)
Class B Shares: 5.56% (1-year); 10.52% (5-year); 5.96% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

13

Principal LifeTime Strategic Income Fund

Portfolio Managers:

Principal Global Investors, LLC
Principal Management Corp.

What contributed to or detracted from Fund performance during the fiscal year?

The Principal LifeTime Funds invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Exposure to the high yield asset class contributed to results as the High Yield Fund I (co-sub-advised by JP Morgan and Neuberger Berman) beat the returns of the broad Barclays Capital Aggregate Bond Index. Within the global/non U.S. equity asset class, both the Diversified International Fund (sub-advised by Principal Global Investors) and the Overseas Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Strauss and Causeway Capital) contributed to returns, as both funds beat the returns of their respective benchmarks. Finally, exposure to the Global Opportunities Fund (sub-advised by Principal Global Investors) contributed to returns as it delivered results that beat multiple broad indexes including the MSCI EAFE Index and the Barclays Capital Aggregate Bond Index. Within the fixed income space, exposure to the Core Plus Bond Fund I (sub-advised by PIMCO) detracted from returns as it lagged the broad Barclays Capital Aggregate Bond Index. Within the U.S. equity asset class, exposure to the LargeCap Growth Fund I (co-sub-advised by T. Rowe Price and Brown Advisory) detracted from returns as it significantly lagged the returns of its index. In addition, the underweight to the U.S. equity asset class also detracted, as the performance of this asset class was the best in the index.

14

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%). See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/15. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
					Inception	Extended
		1-Year	5-Year	10-Year		Performance
					Date	Inception Date
Class A Shares	Excluding Sales Charge	4.92%	7.04%	3.90%	6/28/05	3/1/01
	Including Sales Charge	0.95%	6.22%	3.50%
Class B Shares	Excluding Sales Charge	4.12%	6.22%	3.26%	3/15/06	3/1/01
	Including Sales Charge	-0.88%	5.90%	3.26%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.09%	1.00%
Class B Shares	6.24%	1.75%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 1.69% (1-year); 6.00% (5-year); 3.56% (10-year)
Class B Shares: -0.05% (1-year); 5.68% (5-year); 3.32% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Fund’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The Fund’s primary benchmark changed from Barclays U.S. Aggregate Bond Index to the S&P Target Date 2010 Index because the S&P Target Date Indexes are more widely used and recognized in the industry.

15

SAM Balanced Portfolio

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Strategic and tactical underweight to international developed market equities aided performance as developed market equities underperformed U.S. securities. Security selection in international developed market growth equity securities also aided performance. Tactical overweight to equity versus fixed income contributed to performance. Strategic allocation to emerging market stocks detracted from performance, as those holdings lagged U.S. issues. Security selection in mid cap value also hindered performance. In addition, security selection within large cap value detracted from performance.

16

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2014
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	8.50%	10.83%	6.67%
	Including Sales Charge	2.52%	9.58%	6.07%
Class B Shares	Excluding Sales Charge	7.57%	9.92%	6.01%
	Including Sales Charge	2.57%	9.64%	6.01%
Class C Shares	Excluding Sales Charge	7.67%	10.01%	5.89%
	Including Sales Charge	6.67%	10.01%	5.89%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross/Net Expense Ratio
Class A Shares	1.36%
Class B Shares	2.19%
Class C Shares	2.09%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 3.85% (1-year); 8.94% (5-year); 6.04% (10-year)
Class B Shares: 3.93% (1-year); 9.00% (5-year); 5.97% (10-year)
Class C Shares: 7.98% (1-year); 9.35% (5-year); 5.84% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The SAM Balanced Blended Index is composed of 45% Russell 3000 Index, 40% Barclays Aggregate Bond Index, and 15% MSCI EAFE Index.

17

SAM Conservative Balanced Portfolio

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Strategic and tactical underweight to international developed market equities aided performance as developed market equities underperformed U.S. securities. Tactical overweight to equity versus fixed income also contributed to performance. The Portfolio was aided by security selection in international developed market growth equity securities. Strategic allocation to emerging market stocks detracted from performance, as those holdings lagged U.S. issues. The Portfolio's security selection in mid cap value also hindered performance. Strategic allocation to international bonds hindered performance.

18

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 2/28/15. Gross and net expense ratios reflect the total annual fund operating expenses of the investment option and its underlying funds. Returns are based on net total investment expense.

Average Annual Total Returns* as of October 31, 2014
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	7.10%	8.86%	6.10%
	Including Sales Charge	1.22%	7.64%	5.50%
Class B Shares	Excluding Sales Charge	6.30%	8.00%	5.43%
	Including Sales Charge	1.30%	7.70%	5.43%
Class C Shares	Excluding Sales Charge	6.30%	8.05%	5.31%
	Including Sales Charge	5.30%	8.05%	5.31%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross Expense Ratio		Net Expense Ratio
Class A Shares	1.31%	1.26%
Class B Shares	2.22%	2.01%
Class C Shares	2.06%	2.01%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 2.08% (1-year); 7.17% (5-year); 5.47% (10-year)
Class B Shares: 2.25% (1-year); 7.26% (5-year); 5.39% (10-year)
Class C Shares: 6.25% (1-year); 7.61% (5-year); 5.29% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The SAM Conservative Balanced Blended Index is composed of 60% Barclays Aggregate Bond Index, 30% Russell 3000 Index, and 10% MSCI EAFE Index.

19

SAM Conservative Growth Portfolio

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Security selection in international developed market growth securities contributed to performance. Strategic and tactical underweight to international developed market equities also aided performance as developed market equities underperformed U.S. securities. Tactical overweight to equity versus fixed income contributed to performance. Strategic allocation to emerging market stocks detracted from performance, as those holdings lagged U.S. issues. Security selection in mid cap value also hindered performance. In addition, security selection within large cap value detracted from performance.

20

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2014
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	9.90%	12.45%	6.85%
	Including Sales Charge	3.85%	11.19%	6.25%
Class B Shares	Excluding Sales Charge	9.00%	11.53%	6.18%
	Including Sales Charge	4.00%	11.27%	6.18%
Class C Shares	Excluding Sales Charge	9.05%	11.61%	6.05%
	Including Sales Charge	8.05%	11.61%	6.05%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross/Net Expense Ratio
Class A Shares	1.40%
Class B Shares	2.25%
Class C Shares	2.15%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 5.39% (1-year); 10.32% (5-year); 6.19% (10-year)
Class B Shares: 5.63% (1-year); 10.40% (5-year); 6.12% (10-year)
Class C Shares: 9.77% (1-year); 10.75% (5-year); 5.99% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The SAM Conservative Growth Blended Index is composed of 60% Russell 3000 Index, 20% Barclays Aggregate Bond Index, and 20% MSCI EAFE Index.

21

SAM Flexible Income Portfolio

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Tactical overweight to equity versus fixed income contributed to performance. Also, strategic and tactical underweight to government bonds aided performance, as government bonds underperformed other fixed income securities. Strategic and tactical allocation to preferred stock and preferred capital contributed to performance. Strategic allocation to international bonds hindered performance. Also, strategic allocation to emerging market stocks detracted from performance, as those holdings lagged U.S. issues. The Portfolio's security selection in mid cap value also hindered performance.

22

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 3.75%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2014
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	6.44%	7.77%	5.61%
	Including Sales Charge	2.46%	6.94%	5.20%
Class B Shares	Excluding Sales Charge	5.45%	6.84%	4.94%
	Including Sales Charge	0.45%	6.53%	4.94%
Class C Shares	Excluding Sales Charge	5.61%	6.97%	4.82%
	Including Sales Charge	4.61%	6.97%	4.82%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross/Net Expense Ratio
Class A Shares	1.24%
Class B Shares	2.19%
Class C Shares	2.00%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 3.17% (1-year); 6.65% (5-year); 5.18% (10-year)
Class B Shares: 1.21% (1-year); 6.22% (5-year); 4.91% (10-year)
Class C Shares: 5.33% (1-year); 6.66% (5-year); 4.78% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The SAM Flexible Income Blended Index is composed of 75% Barclays Aggregate Bond Index, 20% Russell 3000 Index, and 5% MSCI EAFE Index.

23

SAM Strategic Growth Portfolio

Portfolio Manager:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Principal Strategic Asset Management (SAM) Portfolios invest wholly in the Institutional Class shares of the underlying funds. Any specific performance comparisons of the underlying funds correspond to that share class.

Strategic and tactical underweight to international developed market equities aided performance as developed market equities underperformed U.S. securities. Security selection in international developed market growth equity securities also contributed. Security selection in international emerging market growth stocks contributed to performance. Strategic allocation to emerging market stocks detracted from performance, as those holdings lagged U.S. issues. Security selection in mid cap value also hindered performance. Security selection within large cap value detracted from performance.

24

Value of a $10,000 Investment* October 31, 2004 - October 31, 2014

Performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.50%; Class B shares: contingent deferred sales charge of 5%, which will decline over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Average Annual Total Returns* as of October 31, 2014
		1-Year	5-Year	10-Year
Class A Shares	Excluding Sales Charge	11.39%	13.73%	7.05%
	Including Sales Charge	5.26%	12.44%	6.45%
Class B Shares	Excluding Sales Charge	10.46%	12.81%	6.39%
	Including Sales Charge	5.46%	12.56%	6.39%
Class C Shares	Excluding Sales Charge	10.54%	12.87%	6.26%
	Including Sales Charge	9.54%	12.87%	6.26%

Total Investment Expense as shown in the 3/1/14 prospectus
Gross/Net Expense Ratio
Class A Shares	1.41%
Class B Shares	2.26%
Class C Shares	2.16%

Average annual total returns* including sales charge as of 9/30/14:
Class A Shares: 7.21% (1-year); 11.44% (5-year); 6.37% (10-year)
Class B Shares: 7.48% (1-year); 11.53% (5-year); 6.31% (10-year)
Class C Shares: 11.61% (1-year); 11.87% (5-year); 6.18% (10-year)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

**	Net asset value is not adjusted for sales charge.
***	Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index. The SAM Strategic Growth Blended Index is composed of 70% Russell 3000 Index, 25% MSCI EAFE Index, and 5% Barclays Aggregate Bond Index.

25

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2014

	Principal		Principal		Principal
Amounts in thousands, except per share amounts	LifeTime 2010 Fund		LifeTime 2020 Fund		LifeTime 2030 Fund
Investment in affiliated Funds--at cost	$1,457,173		$5,885,172		$5,722,309
Assets
Investment in affiliated Funds--at value	$1,669,761		$6,933,203		$6,946,977
Receivables:
Dividends and interest	1,621		4,151		3,454
Expense reimbursement from Manager	2		10		8
Expense reimbursement from Distributor	2		7		8
Fund shares sold	239		1,161		931
Prepaid directors' expenses	–		1		1
Total Assets	1,671,625		6,938,533		6,951,379
Liabilities
Accrued management and investment advisory fees	42		172		171
Accrued administrative service fees	13		54		48
Accrued distribution fees	92		332		341
Accrued service fees	58		243		225
Accrued transfer agent fees	27		111		131
Accrued other expenses	38		103		130
Payables:
Fund shares redeemed	3,474		15,677		13,661
Total Liabilities	3,744		16,692		14,707
Net Assets Applicable to Outstanding Shares	$1,667,881		$6,921,841		$6,936,672
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,494,104		$5,633,351		$5,445,784
Accumulated undistributed (overdistributed) net investment income (loss)	10,486		22,828		15,217
Accumulated undistributed (overdistributed) net realized gain (loss)	(49,297)		217,631		251,003
Net unrealized appreciation (depreciation) of investments	212,588		1,048,031		1,224,668
Total Net Assets	$1,667,881		$6,921,841		$6,936,672
Capital Stock (par value: $.01 per share):
Shares authorized	650,000		1,125,000		1,225,000
Net Asset Value Per Share:
Class A: Net Assets	$42,880		$128,189		$116,459
Shares Issued and Outstanding	3,116		8,551		7,643
Net Asset Value per share	$13.76		$14.99		$15.24
Maximum Offering Price	$14.30		$15.86		$16.13
Class B: Net Assets	N/A		$3,302		$3,758
Shares Issued and Outstanding			218		245
Net Asset Value per share			$15.09	(a)	$15.37	(a)
Class J: Net Assets	$255,331		$879,358		$1,001,423
Shares Issued and Outstanding	18,709		59,192		66,026
Net Asset Value per share	$13.65	(a)	$14.86	(a)	$15.17	(a)
Institutional: Net Assets	$1,096,931		$4,743,088		$4,734,382
Shares Issued and Outstanding	79,985		317,450		310,975
Net Asset Value per share	$13.71		$14.94		$15.22
R-1: Net Assets	$14,995		$53,222		$46,220
Shares Issued and Outstanding	1,104		3,598		3,068
Net Asset Value per share	$13.58		$14.79		$15.07
R-2: Net Assets	$15,736		$76,267		$72,768
Shares Issued and Outstanding	1,159		5,166		4,824
Net Asset Value per share	$13.58		$14.76		$15.08
R-3: Net Assets	$74,667		$316,368		$276,196
Shares Issued and Outstanding	5,505		21,409		18,259
Net Asset Value per share	$13.56		$14.78		$15.13
R-4: Net Assets	$59,247		$249,613		$243,720
Shares Issued and Outstanding	4,356		16,852		15,683
Net Asset Value per share	$13.60		$14.81		$15.54
R-5: Net Assets	$108,094		$472,434		$441,746
Shares Issued and Outstanding	7,925		31,794		29,081
Net Asset Value per share	$13.64		$14.86		$15.19

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

26

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2014

					Principal
	Principal		Principal		LifeTime Strategic
Amounts in thousands, except per share amounts	LifeTime 2040 Fund		LifeTime 2050 Fund		Income Fund
Investment in affiliated Funds--at cost	$3,592,258		$1,769,442		$724,113
Assets
Investment in affiliated Funds--at value	$4,471,692		$2,193,547		$804,005
Receivables:
Dividends and interest	1,399		514		1,018
Expense reimbursement from Manager	10		12		6
Expense reimbursement from Distributor	4		1		1
Fund shares sold	843		707		356
Prepaid directors' expenses	1		–		–
Total Assets	4,473,949		2,194,781		805,386
Liabilities
Accrued management and investment advisory fees	110		53		19
Accrued administrative service fees	32		17		6
Accrued distribution fees	206		81		37
Accrued service fees	145		75		26
Accrued transfer agent fees	107		69		17
Accrued registration fees	–		–		11
Accrued other expenses	108		70		25
Payables:
Fund shares redeemed	7,125		2,094		455
Total Liabilities	7,833		2,459		596
Net Assets Applicable to Outstanding Shares	$4,466,116		$2,192,322		$804,790
Net Assets Consist of:
Capital shares and additional paid-in-capital	$3,410,540		$1,681,331		$750,040
Accumulated undistributed (overdistributed) net investment income (loss)	5,792		2,483		7,141
Accumulated undistributed (overdistributed) net realized gain (loss)	170,350		84,403		(32,283)
Net unrealized appreciation (depreciation) of investments	879,434		424,105		79,892
Total Net Assets	$4,466,116		$2,192,322		$804,790
Capital Stock (par value: $.01 per share):
Shares authorized	1,050,000		825,000		750,000
Net Asset Value Per Share:
Class A: Net Assets	$82,944		$61,439		$31,332
Shares Issued and Outstanding	5,352		4,013		2,548
Net Asset Value per share	$15.50		$15.31		$12.30
Maximum Offering Price	$16.40		$16.20		$12.78
Class B: Net Assets	$3,159		$934		$336
Shares Issued and Outstanding	205		62		27
Net Asset Value per share	$15.44	(a)	$15.24	(a)	$12.23	(a)
Class J: Net Assets	$569,314		$159,787		$77,956
Shares Issued and Outstanding	36,472		10,717		6,406
Net Asset Value per share	$15.61	(a)	$14.91	(a)	$12.17	(a)
Institutional: Net Assets	$3,109,551		$1,603,984		$573,524
Shares Issued and Outstanding	197,584		105,040		46,830
Net Asset Value per share	$15.74		$15.27		$12.25
R-1: Net Assets	$33,659		$18,098		$7,563
Shares Issued and Outstanding	2,166		1,200		622
Net Asset Value per share	$15.54		$15.08		$12.17
R-2: Net Assets	$51,404		$31,670		$9,709
Shares Issued and Outstanding	3,308		2,102		797
Net Asset Value per share	$15.54		$15.07		$12.18
R-3: Net Assets	$169,617		$78,959		$35,215
Shares Issued and Outstanding	10,914		5,228		2,910
Net Asset Value per share	$15.54		$15.10		$12.10
R-4: Net Assets	$153,985		$73,607		$21,059
Shares Issued and Outstanding	9,892		4,854		1,735
Net Asset Value per share	$15.57		$15.16		$12.14
R-5: Net Assets	$292,483		$163,844		$48,096
Shares Issued and Outstanding	18,679		10,778		3,937
Net Asset Value per share	$15.66		$15.20		$12.22

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

27

	STATEMENTS OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	October 31, 2014

		SAM Balanced		SAM Conservative		SAM Conservative
Amounts in thousands, except per share amounts		Portfolio		Balanced Portfolio		Growth Portfolio
Investment in affiliated Funds--at cost		$3,799,811		$1,397,044		$2,382,074
Assets
Investment in affiliated Funds--at value		$4,910,788		$1,650,113		$3,275,187
Receivables:
Dividends and interest		4,677		2,641		993
Expense reimbursement from Manager		–		17		–
Expense reimbursement from Distributor		8		4		4
Fund shares sold		2,614		1,229		2,622
	Total Assets	4,918,087		1,654,004		3,278,806
Liabilities
Accrued management and investment advisory fees		1,243		422		824
Accrued administrative service fees		8		3		5
Accrued distribution fees		1,322		433		918
Accrued service fees		51		17		30
Accrued transfer agent fees		436		153		401
Accrued other expenses		258		104		189
Payables:
Fund shares redeemed		5,337		2,807		3,720
	Total Liabilities	8,655		3,939		6,087
Net Assets Applicable to Outstanding Shares		$4,909,432		$1,650,065		$3,272,719
Net Assets Consist of:
Capital shares and additional paid-in-capital		$3,754,827		$1,382,924		$2,316,841
Accumulated undistributed (overdistributed) net investment income (loss)		2,226		2,598		2,713
Accumulated undistributed (overdistributed) net realized gain (loss)		41,402		11,474		60,052
Net unrealized appreciation (depreciation) of investments		1,110,977		253,069		893,113
	Total Net Assets	$4,909,432		$1,650,065		$3,272,719
Capital Stock (par value: $.01 per share):
Shares authorized		1,825,000		1,625,000		1,825,000
Net Asset Value Per Share:
Class A: Net Assets		$2,083,846		$490,692		$1,493,034
Shares Issued and Outstanding		127,125		39,548		79,166
Net Asset Value per share		$16.39		$12.41		$18.86
Maximum Offering Price		$17.34		$13.13		$19.96
Class B: Net Assets		$76,824		$13,287		$57,673
Shares Issued and Outstanding		4,689		1,069		3,160
Net Asset Value per share		$16.38	(a)	$12.43	(a)	$18.25	(a)
Class C: Net Assets		$732,362		$242,887		$551,460
Shares Issued and Outstanding		45,194		19,754		30,965
Net Asset Value per share		$16.20	(a)	$12.30	(a)	$17.81	(a)
Class J: Net Assets		$981,860		$530,582		$496,391
Shares Issued and Outstanding		61,508		43,234		27,034
Net Asset Value per share		$15.96	(a)	$12.27	(a)	$18.36	(a)
Institutional: Net Assets		$787,845		$288,691		$526,264
Shares Issued and Outstanding		48,668		23,457		28,336
Net Asset Value per share		$16.19		$12.31		$18.57
R-1: Net Assets		$4,602		$2,823		$4,246
Shares Issued and Outstanding		285		230		232
Net Asset Value per share		$16.15		$12.27		$18.26
R-2: Net Assets		$9,335		$2,756		$8,556
Shares Issued and Outstanding		579		223		468
Net Asset Value per share		$16.11		$12.33		$18.28
R-3: Net Assets		$61,467		$21,180		$26,537
Shares Issued and Outstanding		3,808		1,724		1,449
Net Asset Value per share		$16.14		$12.29		$18.32
R-4: Net Assets		$56,036		$20,811		$24,177
Shares Issued and Outstanding		3,466		1,692		1,308
Net Asset Value per share		$16.17		$12.30		$18.48
R-5: Net Assets		$115,255		$36,356		$84,381
Shares Issued and Outstanding		7,127		2,956		4,575
Net Asset Value per share		$16.17		$12.30		$18.44

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

28

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL FUNDS, INC.
October 31, 2014

	SAM Flexible		SAM Strategic
Amounts in thousands, except per share amounts	Income Portfolio		Growth Portfolio
Investment in affiliated Funds--at cost	$1,843,572		$1,427,140
Assets
Investment in affiliated Funds--at value	$2,066,781		$2,016,821
Receivables:
Dividends and interest	4,485		–
Expense reimbursement from Distributor	6		2
Fund shares sold	5,924		823
Total Assets	2,077,196		2,017,646
Liabilities
Accrued management and investment advisory fees	530		504
Accrued administrative service fees	2		4
Accrued distribution fees	593		578
Accrued service fees	9		16
Accrued transfer agent fees	169		310
Accrued other expenses	136		153
Payables:
Dividends payable	3,503		–
Fund shares redeemed	2,168		2,904
Total Liabilities	7,110		4,469
Net Assets Applicable to Outstanding Shares	$2,070,086		$2,013,177
Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,840,330		$1,356,022
Accumulated undistributed (overdistributed) net investment income (loss)	199		5,432
Accumulated undistributed (overdistributed) net realized gain (loss)	6,348		62,042
Net unrealized appreciation (depreciation) of investments	223,209		589,681
Total Net Assets	$2,070,086		$2,013,177
Capital Stock (par value: $.01 per share):
Shares authorized	1,725,000		2,025,000
Net Asset Value Per Share:
Class A: Net Assets	$793,238		$989,320
Shares Issued and Outstanding	62,756		45,397
Net Asset Value per share	$12.64		$21.79
Maximum Offering Price	$13.13		$23.06
Class B: Net Assets	$16,548		$45,191
Shares Issued and Outstanding	1,307		2,210
Net Asset Value per share	$12.66	(a)	$20.45	(a)
Class C: Net Assets	$311,494		$333,072
Shares Issued and Outstanding	24,858		16,389
Net Asset Value per share	$12.53	(a)	$20.32	(a)
Class J: Net Assets	$723,517		$283,507
Shares Issued and Outstanding	57,660		13,337
Net Asset Value per share	$12.55	(a)	$21.26	(a)
Institutional: Net Assets	$180,049		$280,593
Shares Issued and Outstanding	14,285		13,077
Net Asset Value per share	$12.60		$21.46
R-1: Net Assets	$741		$4,253
Shares Issued and Outstanding	59		202
Net Asset Value per share	$12.56		$21.10
R-2: Net Assets	$1,139		$4,779
Shares Issued and Outstanding	90		226
Net Asset Value per share	$12.59		$21.15
R-3: Net Assets	$10,483		$17,809
Shares Issued and Outstanding	833		840
Net Asset Value per share	$12.58		$21.19
R-4: Net Assets	$12,062		$20,035
Shares Issued and Outstanding	958		940
Net Asset Value per share	$12.59		$21.32
R-5: Net Assets	$20,815		$34,618
Shares Issued and Outstanding	1,654		1,627
Net Asset Value per share	$12.58		$21.28

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

29

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

	Principal	Principal	Principal
Amounts in thousands	LifeTime 2010 Fund	LifeTime 2020 Fund	LifeTime 2030 Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$34,635	$133,503	$129,179
Total Income	34,635	133,503	129,179
Expenses:
Management and investment advisory fees	500	2,002	1,981
Distribution fees - Class A	108	306	276
Distribution fees - Class B	N/A	36	38
Distribution fees - Class J	689	2,351	2,634
Distribution fees - R-1	58	192	160
Distribution fees - R-2	55	231	221
Distribution fees - R-3	194	768	683
Distribution fees - R-4	66	259	243
Administrative service fees - R-1	46	153	128
Administrative service fees - R-2	37	154	148
Administrative service fees - R-3	54	215	191
Administrative service fees - R-4	20	78	73
Administrative service fees - R-5	11	46	43
Registration fees - Class A	18	21	22
Registration fees - Class B	N/A	17	18
Registration fees - Class J	23	36	50
Registration fees - Institutional	21	54	68
Service fees - R-1	41	137	114
Service fees - R-2	46	193	185
Service fees - R-3	194	767	683
Service fees - R-4	164	648	606
Service fees - R-5	277	1,149	1,088
Shareholder reports - Class A	5	13	18
Shareholder reports - Class B	N/A	1	1
Shareholder reports - Class J	19	69	97
Shareholder reports - Institutional	1	3	4
Transfer agent fees - Class A	52	150	138
Transfer agent fees - Class B	N/A	10	11
Transfer agent fees - Class J	96	365	499
Transfer agent fees - Institutional	7	26	15
Directors' expenses	24	100	100
Professional fees	27	41	41
Other expenses	18	72	70
Total Gross Expenses	2,871	10,663	10,647
Less: Reimbursement from Manager - Class A	21	29	38
Less: Reimbursement from Manager - Class B	N/A	24	24
Less: Reimbursement from Distributor - Class J	97	327	364
Total Net Expenses	2,753	10,283	10,221
Net Investment Income (Loss)	31,882	123,220	118,958

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	34,083	109,012	93,164
Capital gain distribution received from affiliated Funds	19,052	116,757	162,907
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	18,471	144,603	166,659
Net Realized and Unrealized Gain (Loss) on Investments	71,606	370,372	422,730
Net Increase (Decrease) in Net Assets Resulting from Operations	$103,488	$493,592	$541,688

See accompanying notes.

30

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

			Principal
	Principal	Principal	LifeTime Strategic
Amounts in thousands	LifeTime 2040 Fund	LifeTime 2050 Fund	Income Fund
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$77,911	$37,026	$17,840
Total Income	77,911	37,026	17,840
Expenses:
Management and investment advisory fees	1,264	612	237
Distribution fees - Class A	191	142	79
Distribution fees - Class B	32	10	4
Distribution fees - Class J	1,484	399	210
Distribution fees - R-1	117	59	30
Distribution fees - R-2	162	93	29
Distribution fees - R-3	401	186	94
Distribution fees - R-4	157	73	21
Administrative service fees - R-1	94	47	24
Administrative service fees - R-2	108	62	20
Administrative service fees - R-3	112	52	26
Administrative service fees - R-4	47	22	6
Administrative service fees - R-5	28	15	5
Registration fees - Class A	22	20	19
Registration fees - Class B	17	17	16
Registration fees - Class J	37	25	17
Registration fees - Institutional	62	39	26
Service fees - R-1	84	42	21
Service fees - R-2	135	78	25
Service fees - R-3	401	186	94
Service fees - R-4	392	183	54
Service fees - R-5	691	372	118
Shareholder reports - Class A	15	14	3
Shareholder reports - Class B	1	1	–
Shareholder reports - Class J	73	29	9
Shareholder reports - Institutional	5	6	1
Transfer agent fees - Class A	114	100	43
Transfer agent fees - Class B	10	8	7
Transfer agent fees - Class J	428	251	43
Transfer agent fees - Institutional	10	6	2
Directors' expenses	61	32	13
Professional fees	33	27	23
Other expenses	44	21	9
Total Gross Expenses	6,832	3,229	1,328
Less: Reimbursement from Manager - Class A	54	63	26
Less: Reimbursement from Manager - Class B	24	24	23
Less: Reimbursement from Distributor - Class J	204	54	30
Total Net Expenses	6,550	3,088	1,249
Net Investment Income (Loss)	71,361	33,938	16,591

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	60,162	29,042	6,949
Capital gain distribution received from affiliated Funds	112,372	56,531	4,988
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	126,094	66,873	11,735
Net Realized and Unrealized Gain (Loss) on Investments	298,628	152,446	23,672
Net Increase (Decrease) in Net Assets Resulting from Operations	$369,989	$186,384	$40,263

See accompanying notes.

31

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$107,235	$42,277	$58,235
Total Income	107,235	42,277	58,235
Expenses:
Management and investment advisory fees	14,548	4,838	9,770
Distribution fees - Class A	5,021	1,170	3,617
Distribution fees - Class B	945	165	720
Distribution fees - Class C	6,947	2,280	5,339
Distribution fees - Class J	2,593	1,390	1,304
Distribution fees - R-1	15	12	15
Distribution fees - R-2	28	9	25
Distribution fees - R-3	164	54	69
Distribution fees - R-4	53	17	22
Administrative service fees - R-1	12	9	12
Administrative service fees - R-2	19	6	17
Administrative service fees - R-3	46	15	19
Administrative service fees - R-4	16	5	7
Administrative service fees - R-5	10	4	8
Registration fees - Class A	57	38	40
Registration fees - Class B	16	16	16
Registration fees - Class C	34	23	24
Registration fees - Class J	58	42	40
Registration fees - Institutional	21	17	18
Service fees - R-1	11	8	11
Service fees - R-2	23	8	21
Service fees - R-3	163	54	69
Service fees - R-4	133	44	56
Service fees - R-5	257	85	197
Shareholder reports - Class A	263	58	219
Shareholder reports - Class B	30	5	24
Shareholder reports - Class C	79	25	73
Shareholder reports - Class J	67	30	36
Shareholder reports - Institutional	–	–	1
Transfer agent fees - Class A	1,375	327	1,092
Transfer agent fees - Class B	90	24	80
Transfer agent fees - Class C	472	159	399
Transfer agent fees - Class J	381	205	227
Transfer agent fees - Institutional	4	1	2
Directors' expenses	72	25	49
Professional fees	24	22	26
Other expenses	51	17	34
Total Gross Expenses	34,098	11,207	23,698
Less: Reimbursement from Manager - Class A	–	105	–
Less: Reimbursement from Manager - Class B	–	33	–
Less: Reimbursement from Manager - Class C	–	51	–
Less: Reimbursement from Distributor - Class J	361	190	179
Total Net Expenses	33,737	10,828	23,519
Net Investment Income (Loss)	73,498	31,449	34,716

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	6,643	361	10,065
Capital gain distribution received from affiliated Funds	106,901	25,198	92,152
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	191,459	48,706	157,107
Net Realized and Unrealized Gain (Loss) on Investments	305,003	74,265	259,324
Net Increase (Decrease) in Net Assets Resulting from Operations	$378,501	$105,714	$294,040

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

SAM Flexible		SAM Strategic
Amounts in thousands	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Funds	$61,674	$32,934
Total Income	61,674	32,934
Expenses:
Management and investment advisory fees	5,937	6,058
Distribution fees - Class A	1,877	2,409
Distribution fees - Class B	198	564
Distribution fees - Class C	2,817	3,283
Distribution fees - Class J	1,825	761
Distribution fees - R-1	3	15
Distribution fees - R-2	4	14
Distribution fees - R-3	27	47
Distribution fees - R-4	12	17
Administrative service fees - R-1	2	12
Administrative service fees - R-2	3	10
Administrative service fees - R-3	8	13
Administrative service fees - R-4	3	5
Administrative service fees - R-5	2	3
Registration fees - Class A	55	29
Registration fees - Class B	16	15
Registration fees - Class C	27	20
Registration fees - Class J	61	26
Registration fees - Institutional	17	18
Service fees - R-1	2	10
Service fees - R-2	3	12
Service fees - R-3	27	47
Service fees - R-4	30	44
Service fees - R-5	48	79
Shareholder reports - Class A	75	177
Shareholder reports - Class B	6	20
Shareholder reports - Class C	31	55
Shareholder reports - Class J	36	27
Transfer agent fees - Class A	433	848
Transfer agent fees - Class B	23	73
Transfer agent fees - Class C	191	286
Transfer agent fees - Class J	270	159
Transfer agent fees - Institutional	2	2
Directors' expenses	30	30
Professional fees	23	18
Other expenses	21	21
Total Gross Expenses	14,145	15,227
Less: Reimbursement from Distributor - Class J	248	106
Total Net Expenses	13,897	15,121
Net Investment Income (Loss)	47,777	17,813

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions in affiliated Funds	323	15,421
Capital gain distribution received from affiliated Funds	20,884	78,701
Change in unrealized appreciation/depreciation of:
Investments in affiliated Funds	48,443	97,180
Net Realized and Unrealized Gain (Loss) on Investments	69,650	191,302
Net Increase (Decrease) in Net Assets Resulting from Operations	$117,427	$209,115

See accompanying notes.

33

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Principal LifeTime 2010 Fund
													Year Ended		Year Ended
													October 31, 2014		October 31, 2013
Operations
Net investment income (loss)														$31,882	$38,308
Net realized gain (loss) on investments														53,135	24,080
Change in unrealized appreciation/depreciation of investments														18,471	109,666
			Net Increase (Decrease) in Net Assets Resulting from Operations											103,488	172,054

Dividends and Distributions to Shareholders
From net investment income														(31,301)	(39,103)
							Total Dividends and Distributions							(31,301)	(39,103)

Capital Share Transactions
Net increase (decrease) in capital share transactions														(71,997)	(175,926)
					Total Increase (Decrease) in Net Assets									190	(42,975)

Net Assets
Beginning of period														1,667,691	1,710,666
End of period (including undistributed net investment income as set forth below)														$1,667,881	$1,667,691
Undistributed (overdistributed) net investment income (loss)														$10,486	$9,905

	Class A		Class J	Institutional	R-1		R-2		R-3		R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$6,707		$44,302	$97,459	$1,096		$1,800		$18,454		$7,929		$23,966
Reinvested	725		4,074	21,842	196		246		1,143		1,121		1,925
Redeemed	(8,412)		(39,112)	(162,872)	(5,421)		(7,869)		(24,466)		(20,904)		(35,926)
Net Increase (Decrease)	$(980	) $	9,264	$(43,571)	$(4,129	) $	(5,823	) $	(4,869)		$ (11,854)		$(10,035)
Shares:
Sold	501		3,319	7,226	82		136		1,395		599		1,792
Reinvested	55		312	1,668	15		19		88		86		148
Redeemed	(625)		(2,936)	(12,150)	(409)		(593)		(1,846)		(1,570)		(2,685)
Net Increase (Decrease)	(69)		695	(3,256)	(312)		(438)		(363)		(885)		(745)
Year Ended October 31, 2013
Dollars:
Sold	$8,710		$41,639	$55,620	$1,405		$2,443		$17,398		$13,737		$25,035
Reinvested	765		4,571	27,792	300		392		1,442		1,310		2,520
Redeemed	(8,818)		(42,973)	(227,056)	(5,323)		(9,829)		(28,575)		(20,597)		(37,834)
Net Increase (Decrease)	$657		$3,237	$(143,644)	$(3,618	) $	(6,994	) $	(9,735	) $	(5,550)		$(10,279)
Shares:
Sold	692		3,352	4,466	114		197		1,397		1,111		2,014
Reinvested	63		381	2,309	25		33		121		109		210
Redeemed	(701)		(3,443)	(18,203)	(430)		(798)		(2,313)		(1,667)		(3,041)
Net Increase (Decrease)	54		290	(11,428)	(291)		(568)		(795)		(447)		(817)

Distributions:
Year Ended October 31, 2014
From net investment income	$(729	) $	(4,077) $	(21,864)	$(196	) $	(246	) $	(1,143	) $	(1,121	) $	(1,925)
From net realized gain on
investments	–		–	–	–		–		–		–		–
Total Dividends and Distributions	$(729	) $	(4,077) $	(21,864)	$(196	) $	(246	) $	(1,143	) $	(1,121	) $	(1,925)
Year Ended October 31, 2013
From net investment income	$(770	) $	(4,576) $	(27,793)	$(300	) $	(392	) $	(1,442	) $	(1,310	) $	(2,520)
From net realized gain on
investments	–		–	–	–		–		–		–		–
Total Dividends and Distributions	$(770	) $	(4,576) $	(27,793)	$(300	) $	(392	) $	(1,442	) $	(1,310	) $	(2,520)

See accompanying notes.

34

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											Principal LifeTime 2020 Fund
											Year Ended		Year Ended
											October 31, 2014		October 31, 2013
Operations
Net investment income (loss)												$123,220	$124,655
Net realized gain (loss) on investments												225,769	211,144
Change in unrealized appreciation/depreciation of investments												144,603	531,150
		Net Increase (Decrease) in Net Assets Resulting from Operations										493,592	866,949

Dividends and Distributions to Shareholders
From net investment income												(118,013)	(124,847)
From net realized gain on investments												(65,974)	–
					Total Dividends and Distributions							(183,987)	(124,847)

Capital Share Transactions
Net increase (decrease) in capital share transactions												227,848	23,505
				Total Increase (Decrease) in Net Assets								537,453	765,607

Net Assets
Beginning of period												6,384,388	5,618,781
End of period (including undistributed net investment income as set forth below)												$6,921,841	$6,384,388
Undistributed (overdistributed) net investment income (loss)											$	22,828	$17,621

	Class A	Class B	Class J	Institutional	R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$24,600	$56	$ 138,349	$365,766	$5,223		$10,009		$52,681		$33,947	$95,283
Reinvested	3,114	58	21,430	129,850	1,165		1,739		7,295		7,117	12,001
Redeemed	(23,421)	(1,122)	(101,988)	(312,889)	(13,581)		(17,777)		(48,826)		(66,226)	(96,005)
Net Increase (Decrease)	$4,293	$(1,008)	$57,791	$182,727	$(7,193)		$(6,029)		$11,150	$	(25,162)	$11,279
Shares:
Sold	1,689	4	9,576	25,107	363		695		3,663		2,346	6,582
Reinvested	218	4	1,513	9,131	82		123		517		504	847
Redeemed	(1,616)	(77)	(7,054)	(21,498)	(943)		(1,240)		(3,392)		(4,617)	(6,599)
Net Increase (Decrease)	291	(69)	4,035	12,740	(498)		(422)		788		(1,767)	830
Year Ended October 31, 2013
Dollars:
Sold	$20,090	$156	$130,182	$306,456	$5,211		$10,207		$50,883		$53,603	$67,390
Reinvested	1,987	49	13,476	90,374	910		1,211		4,674		4,112	8,043
Redeemed	(17,185)	(2,706)	(106,907)	(411,481)	(18,281)		(19,882)		(61,714)		(36,750)	(70,603)
Net Increase (Decrease)	$4,892	$(2,501)	$36,751	$(14,651)	$(12,160)		$(8,464)		$(6,157)		$20,965	$4,830
Shares:
Sold	1,501	11	9,857	23,058	396		778		3,842		4,064	5,049
Reinvested	157	4	1,071	7,161	72		96		373		328	639
Redeemed	(1,282)	(202)	(8,044)	(31,230)	(1,382)		(1,511)		(4,687)		(2,772)	(5,365)
Net Increase (Decrease)	376	(187)	2,884	(1,011)	(914)		(637)		(472)		1,620	323

Distributions:
Year Ended October 31, 2014
From net investment income	$(1,908)	$(19)	$(13,256)	$ (85,225)	$(573)		$(939)		$(4,230)		$(4,347)	$(7,516)
From net realized gain on
investments	(1,219)	(39)	(8,179)	(44,824)	(592)		(801)		(3,065)		(2,770)	(4,485)
Total Dividends and Distributions	$(3,127)	$(58)	$(21,435)	$ (130,049)	$(1,165)		$(1,740)		$(7,295)		$(7,117)	$(12,001)
Year Ended October 31, 2013
From net investment income	$(1,989)	$(50)	$(13,484)	$ (90,374)	$(910	) $	(1,211	) $	(4,674)		$(4,112)	$(8,043)
From net realized gain on
investments	–	–	–	–	–		–		–		–	–
Total Dividends and Distributions	$(1,989)	$(50) $	(13,484)	$ (90,374)	$(910	) $	(1,211	) $	(4,674)		$(4,112)	$(8,043)

See accompanying notes.

35

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	Principal LifeTime 2030 Fund
Year Ended	Year Ended
October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$118,958	$116,057
Net realized gain (loss) on investments	256,071	198,649
Change in unrealized appreciation/depreciation of investments	166,659	664,474
Net Increase (Decrease) in Net Assets Resulting from Operations	541,688	979,180

Dividends and Distributions to Shareholders
From net investment income	(116,319)	(112,077)
From net realized gain on investments	(82,514)	–
Total Dividends and Distributions	(198,833)	(112,077)

Capital Share Transactions
Net increase (decrease) in capital share transactions	368,408	113,024
Total Increase (Decrease) in Net Assets	711,263	980,127

Net Assets
Beginning of period	6,225,409	5,245,282
End of period (including undistributed net investment income as set forth below)	$6,936,672	$6,225,409
Undistributed (overdistributed) net investment income (loss)	$	15,217	$12,578

Class A	Class B	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$23,109	$29	$159,016	$411,513	$5,317	$10,863	$36,968	$38,488	$78,934
Reinvested	3,119	75	26,421	138,868	1,116	1,907	7,360	7,168	12,515
Redeemed	(20,370)	(556)	(100,491)	(248,398)	(9,787)	(19,710)	(45,891)	(59,943)	(89,232)
Net Increase (Decrease)	$5,858	$(452	) $	84,946	$301,983	$(3,354	) $	(6,940	) $	(1,563)	$ (14,287)	$2,217
Shares:
Sold	1,566	2	10,801	27,856	363	739	2,519	2,535	5,371
Reinvested	215	5	1,835	9,618	78	133	512	486	868
Redeemed	(1,387)	(37)	(6,824)	(16,801)	(671)	(1,348)	(3,126)	(4,027)	(6,016)
Net Increase (Decrease)	394	(30)	5,812	20,673	(230)	(476)	(95)	(1,006)	223
Year Ended October 31, 2013
Dollars:
Sold	$17,439	$69	$ 152,796	$347,660	$5,594	$11,118	$47,155	$44,555	$70,067
Reinvested	1,619	43	13,246	81,046	706	1,108	3,878	3,520	6,890
Redeemed	(12,701)	(2,135)	(93,821)	(390,217)	(19,779)	(24,161)	(55,082)	(33,813)	(63,776)
Net Increase (Decrease)	$6,357	$(2,023	) $	72,221	$38,489	$(13,479)	$ (11,935)	$(4,049	) $	14,262	$13,181
Shares:
Sold	1,310	5	11,546	26,209	422	846	3,556	3,297	5,222
Reinvested	129	3	1,061	6,484	57	89	311	275	551
Redeemed	(950)	(159)	(7,050)	(29,706)	(1,494)	(1,849)	(4,176)	(2,477)	(4,845)
Net Increase (Decrease)	489	(151)	5,557	2,987	(1,015)	(914)	(309)	1,095	928

Distributions:
Year Ended October 31, 2014
From net investment income	$(1,728	) $	(24) $	(14,799)	$ (83,448)	$(489	) $	(911	) $	(3,842	) $	(3,955	) $	(7,123)
From net realized gain on
investments	(1,398)	(51)	(11,625)	(55,692)	(627)	(998)	(3,518)	(3,213)	(5,392)
Total Dividends and Distributions	$(3,126	) $	(75)	$(26,424)	$ (139,140)	$(1,116	) $	(1,909	) $	(7,360	) $	(7,168) $ (12,515)
Year Ended October 31, 2013
From net investment income	$(1,625	) $	(43)	$(13,261)	$ (81,046)	$(706	) $	(1,108	) $	(3,878	) $	(3,520	) $	(6,890)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$(1,625	) $	(43)	$(13,261)	$ (81,046)	$(706	) $	(1,108	) $	(3,878	) $	(3,520	) $	(6,890)

See accompanying notes.

36

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands													Principal LifeTime 2040 Fund
													Year Ended		Year Ended
													October 31, 2014		October 31, 2013
Operations
Net investment income (loss)													$	71,361	$68,562
Net realized gain (loss) on investments														172,534	128,711
Change in unrealized appreciation/depreciation of investments														126,094	496,563
			Net Increase (Decrease) in Net Assets Resulting from Operations											369,989	693,836

Dividends and Distributions to Shareholders
From net investment income														(70,619)	(66,204)
From net realized gain on investments														(96,482)	–
							Total Dividends and Distributions							(167,101)	(66,204)

Capital Share Transactions
Net increase (decrease) in capital share transactions														331,571	101,141
						Total Increase (Decrease) in Net Assets								534,459	728,773

Net Assets
Beginning of period														3,931,657	3,202,884
End of period (including undistributed net investment income as set forth below)														$4,466,116	$3,931,657
Undistributed (overdistributed) net investment income (loss)													$	5,792	$5,050

	Class A		Class B		Class J	Institutional	R-1		R-2		R-3		R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$17,450		$41		$ 102,869	$295,144	$4,258		$7,408		$29,403		$27,879	$59,860
Reinvested	2,884		100		19,807	118,374	1,166		2,005		5,843		6,455	10,456
Redeemed	(11,008)		(434)		(63,157)	(164,371)	(7,092)		(16,370)		(24,837)		(40,710)	(51,852)
Net Increase (Decrease)	$9,326		$(293	) $	59,519	$249,147	$(1,668	) $	(6,957	) $	10,409		$(6,376)	$18,464
Shares:
Sold	1,163		3		6,802	19,379	282		491		1,952		1,845	3,959
Reinvested	197		7		1,341	7,954	79		136		397		438	705
Redeemed	(735)		(29)		(4,175)	(10,764)	(471)		(1,088)		(1,654)		(2,740)	(3,406)
Net Increase (Decrease)	625		(19)		3,968	16,569	(110)		(461)		695		(457)	1,258
Year Ended October 31, 2013
Dollars:
Sold	$12,739		$86		$92,643	$266,865	$4,814		$11,500		$29,183		$30,935	$58,164
Reinvested	1,018		35		6,751	48,977	451		730		2,121		2,214	3,900
Redeemed	(9,164)		(1,437)		(51,485)	(269,047)	(15,877)		(13,356)		(37,414)		(28,030)	(46,175)
Net Increase (Decrease)	$4,593		$(1,316	) $	47,909	$46,795	$(10,612	) $	(1,126	) $	(6,110)		$5,119	$15,889
Shares:
Sold	943		6		6,850	19,598	360		862		2,158		2,296	4,209
Reinvested	81		3		533	3,854	36		58		168		175	308
Redeemed	(679)		(107)		(3,778)	(19,975)	(1,175)		(1,001)		(2,770)		(2,042)	(3,435)
Net Increase (Decrease)	345		(98)		3,605	3,477	(779)		(81)		(444)		429	1,082

Distributions:
Year Ended October 31, 2014
From net investment income	$(1,133)		$(20	) $	(7,790)	$ (51,815)	$(329	) $	(643	) $	(2,098	) $	(2,535)	$(4,256)
From net realized gain on
investments	(1,757)		(80)		(12,019)	(66,559)	(837)		(1,365)		(3,745)		(3,920)	(6,200)
Total Dividends and Distributions	$(2,890)		$(100)		$ (19,809)	$ (118,374)	$(1,166	) $	(2,008	) $	(5,843	) $	(6,455)	$ (10,456)
Year Ended October 31, 2013
From net investment income	$(1,019	) $	(35	) $	(6,757)	$ (48,977)	$(451	) $	(730	) $	(2,121)		$(2,214)	$(3,900)
From net realized gain on
investments	–		–		–	–	–		–		–		–	–
Total Dividends and Distributions	$(1,019)		$(35	) $	(6,757)	$ (48,977)	$(451	) $	(730	) $	(2,121)		$(2,214)	$(3,900)

See accompanying notes.

37

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										Principal LifeTime 2050 Fund
										Year Ended		Year Ended
										October 31, 2014		October 31, 2013
Operations
Net investment income (loss)										$	33,938	$30,571
Net realized gain (loss) on investments											85,573	61,888
Change in unrealized appreciation/depreciation of investments											66,873	243,201
		Net Increase (Decrease) in Net Assets Resulting from Operations									186,384	335,660

Dividends and Distributions to Shareholders
From net investment income											(34,006)	(28,890)
From net realized gain on investments											(53,246)	–
						Total Dividends and Distributions					(87,252)	(28,890)

Capital Share Transactions
Net increase (decrease) in capital share transactions											229,185	164,551
					Total Increase (Decrease) in Net Assets						328,317	471,321

Net Assets
Beginning of period											1,864,005	1,392,684
End of period (including undistributed net investment income as set forth below)											$2,192,322	$1,864,005
Undistributed (overdistributed) net investment income (loss)										$	2,483	$2,551

	Class A	Class B		Class J	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$14,098	$20		$40,725	$188,169	$3,223		$6,136	$17,693	$17,246	$36,255
Reinvested	2,267	33		5,627	65,324	634		1,212	2,893	3,200	6,010
Redeemed	(8,070)	(178)		(18,018)	(93,093)	(2,854)		(6,423)	(13,664)	(19,567)	(19,713)
Net Increase (Decrease)	$8,295	$(125	) $	28,334	$160,400	$1,003		$925	$6,922	$879	$22,552
Shares:
Sold	955	1		2,819	12,759	220		420	1,215	1,172	2,467
Reinvested	157	3		400	4,535	45		85	203	223	419
Redeemed	(546)	(12)		(1,250)	(6,313)	(197)		(442)	(933)	(1,350)	(1,335)
Net Increase (Decrease)	566	(8)		1,969	10,981	68		63	485	45	1,551
Year Ended October 31, 2013
Dollars:
Sold	$16,775	$27		$30,074	$199,931	$4,096		$8,191	$17,398	$18,146	$41,499
Reinvested	570	12		1,580	22,575	200		358	842	1,049	1,701
Redeemed	(6,255)	(517)		(15,576)	(109,753)	(9,149)		(5,987)	(13,634)	(20,345)	(19,257)
Net Increase (Decrease)	$11,090	$(478	) $	16,078	$112,753	$(4,853)		$2,562	$4,606	$(1,150)	$23,943
Shares:
Sold	1,279	2		2,335	15,218	317		637	1,324	1,395	3,072
Reinvested	47	1		132	1,849	17		30	69	86	140
Redeemed	(469)	(38)		(1,212)	(8,454)	(702)		(464)	(1,039)	(1,506)	(1,486)
Net Increase (Decrease)	857	(35)		1,255	8,613	(368)		203	354	(25)	1,726

Distributions:
Year Ended October 31, 2014
From net investment income	$(825)	$(5	) $	(1,962)	$ (26,336)	$(163)		$(365)	$(956)	$(1,135)	$(2,259)
From net realized gain on
investments	(1,447)	(28)		(3,670)	(39,028)	(471)		(849)	(1,937)	(2,065)	(3,751)
Total Dividends and Distributions	$(2,272)	$(33	) $	(5,632)	$ (65,364)	$(634)		$(1,214)	$(2,893)	$(3,200)	$(6,010)
Year Ended October 31, 2013
From net investment income	$(572)	$(12	) $	(1,581)	$ (22,575)	$(200)		$(358)	$(842)	$(1,049)	$(1,701)
From net realized gain on
investments	–	–		–	–	–		–	–	–	–
Total Dividends and Distributions	$(572)	$(12	) $	(1,581)	$ (22,575)	$(200)	) $	(358)	$(842)	$(1,049)	$(1,701)

See accompanying notes.

38

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

														Principal LifeTime
Amounts in thousands														Strategic Income Fund
														Year Ended			Year Ended
														October 31, 2014			October 31, 2013
Operations
Net investment income (loss)													$			16,591	$19,418
Net realized gain (loss) on investments																11,937	5,920
Change in unrealized appreciation/depreciation of investments																11,735	16,756
			Net Increase (Decrease) in Net Assets Resulting from Operations													40,263	42,094

Dividends and Distributions to Shareholders
From net investment income																(16,102)	(19,423)
							Total Dividends and Distributions									(16,102)	(19,423)

Capital Share Transactions
Net increase (decrease) in capital share transactions																6,233	(29,478)
						Total Increase (Decrease) in Net Assets										30,394	(6,807)

Net Assets
Beginning of period														774,396			781,203
End of period (including undistributed net investment income as set forth below)														$804,790			$774,396
Undistributed (overdistributed) net investment income (loss)													$			7,141	$6,652

	Class A		Class B		Class J	Institutional	R-1		R-2		R-3			R-4		R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$4,508		$63		$15,132	$80,866	$1,166		$2,127		$9,304			$7,459		$12,874
Reinvested	567		3		1,366	11,970	123		136		625			431		879
Redeemed	(5,543)		(118)		(13,883)	(80,035)	(3,449)		(2,426)		(14,827)			(10,293)		(12,792)
Net Increase (Decrease)	$(468	) $	(52	) $	2,615	$12,801	$(2,160	) $	(163	) $	(4,898	) $		(2,403	) $	961
Shares:
Sold	375		5		1,267	6,747	98		179		785			624		1,076
Reinvested	48		–		117	1,022	10		11		54			37		75
Redeemed	(458)		(10)		(1,165)	(6,657)	(288)		(203)		(1,248)			(866)		(1,064)
Net Increase (Decrease)	(35)		(5)		219	1,112	(180)		(13)		(409)			(205)		87
Year Ended October 31, 2013
Dollars:
Sold	$4,567		$79		$12,581	$69,455	$1,061		$1,711		$11,942			$6,189		$19,222
Reinvested	676		6		1,586	14,483	169		196		789			510		1,004
Redeemed	(4,774)		(184)		(13,746)	(107,828)	(2,790)		(3,776)		(14,051)			(8,744)		(19,811)
Net Increase (Decrease)	$469		$(99	) $	421	$(23,890)	$(1,560	) $	(1,869	) $	(1,320	) $		(2,045	) $	415
Shares:
Sold	392		7		1,090	5,991	91		148		1,043			536		1,663
Reinvested	59		1		140	1,275	15		17		70			45		88
Redeemed	(409)		(16)		(1,194)	(9,313)	(241)		(327)		(1,227)			(758)		(1,710)
Net Increase (Decrease)	42		(8)		36	(2,047)	(135)		(162)		(114)			(177)		41

Distributions:
Year Ended October 31, 2014
From net investment income	$(569	) $	(3	) $	(1,366)	$ (11,970)	$(123	) $	(136	) $	(625	) $		(431	) $	(879)
From net realized gain on
investments	–		–		–	–	–		–		–			–		–
Total Dividends and Distributions	$(569	) $	(3	) $	(1,366)	$ (11,970)	$(123	) $	(136	) $	(625	) $		(431	) $	(879)
Year Ended October 31, 2013
From net investment income	$(678	) $	(6	) $	(1,588)	$ (14,483)	$(169	) $	(196	) $	(789	) $		(510	) $	(1,004)
From net realized gain on
investments	–		–		–	–	–		–		–			–		–
Total Dividends and Distributions	$(678	) $	(6	) $	(1,588)	$ (14,483)	$(169	) $	(196	) $	(789	) $		(510	) $	(1,004)

See accompanying notes.

39

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands	SAM Balanced Portfolio
Year Ended	Year Ended
October 31, 2014	October 31, 2013
Operations
Net investment income (loss)	$	73,498	$70,249
Net realized gain (loss) on investments	113,544	165,449
Change in unrealized appreciation/depreciation of investments currencies	191,459	376,117
Net Increase (Decrease) in Net Assets Resulting from Operations	378,501	611,815

Dividends and Distributions to Shareholders
From net investment income	(73,000)	(70,865)
From net realized gain on investments	(72,822)	–
Total Dividends and Distributions	(145,822)	(70,865)

Capital Share Transactions
Net increase (decrease) in capital share transactions	186,121	100,530
Total Increase (Decrease) in Net Assets	418,800	641,480

Net Assets
Beginning of period	4,490,632	3,849,152
End of period (including undistributed net investment income as set forth below)	$4,909,432	$4,490,632
Undistributed (overdistributed) net investment income (loss)	$	2,226	$1,728

Class A	Class B	Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$261,686	$1,159	$ 120,962	$169,110	$96,268	$1,254	$1,478	$12,657	$15,752	$32,588
Reinvested	62,117	2,654	16,315	29,781	26,562	121	269	1,957	1,741	3,074
Redeemed	(262,946)	(47,909)	(93,348)	(126,093)	(91,942)	(1,257)	(2,327)	(20,783)	(12,704)	(12,075)
Net Increase (Decrease)	$60,857	$(44,096)	$43,929	$72,798	$30,888	$118	$(580	) $	(6,169)	$4,789	$23,587
Shares:
Sold	16,443	73	7,691	10,889	6,114	79	95	808	1,001	2,080
Reinvested	3,964	170	1,060	1,950	1,712	8	17	127	113	198
Redeemed	(16,540)	(3,017)	(5,942)	(8,147)	(5,805)	(82)	(151)	(1,318)	(816)	(769)
Net Increase (Decrease)	3,867	(2,774)	2,809	4,692	2,021	5	(39)	(383)	298	1,509
Year Ended October 31, 2013
Dollars:
Sold	$276,266	$2,618	$ 107,154	$189,416	$55,691	$793	$4,088	$22,463	$20,921	$20,789
Reinvested	30,923	1,471	6,119	14,155	14,227	58	144	800	674	1,475
Redeemed	(291,390)	(79,592)	(91,204)	(115,537)	(50,552)	(1,294)	(5,125)	(9,371)	(9,889)	(15,761)
Net Increase (Decrease)	$15,799	$(75,503	) $	22,069	$88,034	$19,366	$(443)	$(893	) $	13,892	$11,706	$6,503
Shares:
Sold	18,866	180	7,369	13,355	3,899	56	287	1,563	1,468	1,445
Reinvested	2,186	107	445	1,024	1,014	4	10	58	48	105
Redeemed	(20,076)	(5,494)	(6,346)	(8,112)	(3,503)	(88)	(357)	(657)	(698)	(1,085)
Net Increase (Decrease)	976	(5,207)	1,468	6,267	1,410	(28)	(60)	964	818	465

Distributions:
Year Ended October 31, 2014
From net investment income	$ (32,032)	$(899	) $	(6,022)	$ (15,511)	$ (14,935)	$(50)	$(113	) $	(920)	$(873)	$(1,645)
From net realized gain on
investments	(30,837)	(1,798)	(10,663)	(14,328)	(11,635)	(71)	(156)	(1,037)	(868)	(1,429)
Total Dividends and Distributions	$ (62,869)	$(2,697)	$ (16,685)	$ (29,839)	$ (26,570)	$(121)	$(269	) $	(1,957)	$(1,741)	$(3,074)
Year Ended October 31, 2013
From net investment income	$ (31,477)	$(1,504	) $	(6,319)	$ (14,184)	$ (14,230)	$(58)	$(144	) $	(800)	$(674)	$(1,475)
From net realized gain on
investments	–	–	–	–	–	–	–	–	–	–
Total Dividends and Distributions	$ (31,477)	$(1,504	) $	(6,319)	$ (14,184)	$ (14,230)	$(58)	$(144	) $	(800	) $	(674)	$(1,475)

See accompanying notes.

40

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands									SAM Conservative Balanced Portfolio
									Year Ended		Year Ended
									October 31, 2014		October 31, 2013
Operations
Net investment income (loss)									$	31,449		$28,116
Net realized gain (loss) on investments										25,559		28,358
Change in unrealized appreciation/depreciation of investments										48,706		75,939
			Net Increase (Decrease) in Net Assets Resulting from Operations							105,714		132,413

Dividends and Distributions to Shareholders
From net investment income										(30,556)		(28,358)
From net realized gain on investments										(28,291)		(6,918)
						Total Dividends and Distributions				(58,847)		(35,276)

Capital Share Transactions
Net increase (decrease) in capital share transactions										139,042		135,874
					Total Increase (Decrease) in Net Assets					185,909		233,011

Net Assets
Beginning of period										1,464,156		1,231,145
End of period (including undistributed net investment income as set forth below)										$1,650,065		$1,464,156
Undistributed (overdistributed) net investment income (loss)									$	2,598		$1,705

	Class A	Class B		Class C	Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$99,282	$490		$55,534	$112,853	$36,746	$670	$657	$5,613	$8,035	$13,906
Reinvested	17,505	558		6,780	18,853	11,758	141	109	775	702	1,246
Redeemed	(79,948)		(8,122)	(36,271)	(67,221)	(37,028)	(2,473)	(1,111)	(6,025)	(6,011)	(8,961)
Net Increase (Decrease)	$36,839	$(7,074	) $	26,043	$64,485	$11,476	$(1,662)	$(345)	$363	$2,726	$6,191
Shares:
Sold	8,171	40		4,613	9,384	3,051	56	54	470	664	1,159
Reinvested	1,459	47		572	1,587	987	12	9	65	59	105
Redeemed	(6,583)		(668)	(3,009)	(5,582)	(3,072)	(210)	(92)	(500)	(504)	(747)
Net Increase (Decrease)	3,047		(581)	2,176	5,389	966	(142)	(29)	35	219	517
Year Ended October 31, 2013
Dollars:
Sold	$99,657	$834		$43,480	$136,081	$30,645	$991	$1,574	$5,957	$8,210	$13,512
Reinvested	10,691	540		3,646	10,659	7,636	95	59	530	358	623
Redeemed	(82,533)		(15,893)	(30,963)	(65,221)	(24,432)	(720)	(1,327)	(9,939)	(3,655)	(5,221)
Net Increase (Decrease)	$27,815	$(14,519	) $	16,163	$81,519	$13,849	$366	$306	$(3,452)	$4,913	$8,914
Shares:
Sold	8,600	73		3,781	11,900	2,675	88	137	519	721	1,175
Reinvested	939	48		324	945	675	8	5	47	32	55
Redeemed	(7,133)		(1,376)	(2,698)	(5,696)	(2,126)	(62)	(117)	(875)	(321)	(451)
Net Increase (Decrease)	2,406		(1,255)	1,407	7,149	1,224	34	25	(309)	432	779

Distributions:
Year Ended October 31, 2014
From net investment income	$(9,323)	$(210	) $	(2,871)	$ (10,067)	$(6,567)	$(56)	$(49)	$(382)	$(356)	$(675)
From net realized gain on
investments	(8,431)		(367)	(4,049)	(8,797)	(5,192)	(85)	(60)	(393)	(346)	(571)
Total Dividends and Distributions	$ (17,754)	$(577	) $	(6,920)	$ (18,864)	$ (11,759)	$(141)	$(109)	$(775)	$(702)	$(1,246)
Year Ended October 31, 2013
From net investment income	$(8,836)	$(386	) $	(2,792)	$ (8,690)	$(6,316)	$(72)	$(47)	$(409)	$(294)	$(516)
From net realized gain on
investments	(2,115)		(173)	(1,002)	(1,981)	(1,320)	(23)	(12)	(121)	(64)	(107)
Total Dividends and Distributions	$ (10,951)	$(559	) $	(3,794)	$(10,671)	$(7,636)	$(95)	$(59)	$(530)	$(358)	$(623)

See accompanying notes.

41

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SAM Conservative Growth Portfolio
										Year Ended		Year Ended
										October 31, 2014		October 31, 2013
Operations
Net investment income (loss)										$	34,716		$34,212
Net realized gain (loss) on investments											102,217		128,546
Change in unrealized appreciation/depreciation of investments											157,107		357,370
		Net Increase (Decrease) in Net Assets Resulting from Operations									294,040		520,128

Dividends and Distributions to Shareholders
From net investment income											(37,744)		(37,712)
From net realized gain on investments											(26,302)		–
						Total Dividends and Distributions					(64,046)		(37,712)

Capital Share Transactions
Net increase (decrease) in capital share transactions											32,336		(28,259)
					Total Increase (Decrease) in Net Assets						262,330		454,157

Net Assets
Beginning of period											3,010,389		2,556,232
End of period (including undistributed net investment income as set forth below)											$3,272,719		$3,010,389
Undistributed (overdistributed) net investment income (loss)										$	2,713		$5,741

	Class A	Class B		Class C	Class J	Institutional	R-1		R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$168,703	$782		$63,476	$90,413	$42,885	$1,178		$1,227	$5,477	$6,638	$20,443
Reinvested	29,395	887		7,886	9,814	12,404	68		148	576	514	1,605
Redeemed	(182,989)	(38,774)		(68,382)	(59,775)	(54,227)	(1,479)		(1,801)	(8,136)	(6,004)	(10,616)
Net Increase (Decrease)	$15,109	$(37,105	) $	2,980	$40,452	$1,062	$(233	) $	(426)	$(2,083)	$1,148	$11,432
Shares:
Sold	9,317	44		3,697	5,127	2,390	66		70	311	374	1,155
Reinvested	1,656	52		470	568	710	4		8	34	30	93
Redeemed	(10,096)	(2,206)		(3,982)	(3,383)	(3,024)	(85)		(103)	(460)	(341)	(595)
Net Increase (Decrease)	877	(2,110)		185	2,312	76	(15)		(25)	(115)	63	653
Year Ended October 31, 2013
Dollars:
Sold	$161,724	$1,779		$51,327	$93,614	$36,844	$712		$2,988	$9,448	$7,669	$14,438
Reinvested	17,968	542		3,838	5,397	7,934	44		70	263	246	872
Redeemed	(202,515)	(65,140)		(70,455)	(53,848)	(36,049)	(909)		(1,840)	(4,652)	(5,020)	(5,548)
Net Increase (Decrease)	$(22,823)	$ (62,819)		$ (15,290)	$45,163	$8,729	$(153	) $	1,218	$5,059	$2,895	$9,762
Shares:
Sold	10,074	117		3,354	6,008	2,345	46		192	603	487	917
Reinvested	1,212	38		272	374	545	3		5	18	17	60
Redeemed	(12,749)	(4,236)		(4,664)	(3,464)	(2,287)	(58)		(118)	(302)	(327)	(356)
Net Increase (Decrease)	(1,463)	(4,081)		(1,038)	2,918	603	(9)		79	319	177	621

Distributions:
Year Ended October 31, 2014
From net investment income	$ (18,085)	$(145	) $	(3,539)	$(6,053)	$(8,160)	$(32	) $	(78)	$(333)	$(315)	$(1,004)
From net realized gain on
investments	(11,765)	(755)		(4,616)	(3,769)	(4,248)	(36)		(70)	(243)	(199)	(601)
Total Dividends and Distributions	$ (29,850)	$(900	) $	(8,155)	$(9,822)	$ (12,408)	$(68	) $	(148)	$(576)	$(514)	$(1,605)
Year Ended October 31, 2013
From net investment income	$ (18,292)	$(553	) $	(4,028)	$(5,407)	$(7,937)	$(44	) $	(70)	$(263)	$(246)	$(872)
From net realized gain on
investments	–	–		–	–	–	–		–	–	–	–
Total Dividends and Distributions	$ (18,292)	$(553	) $	(4,028)	$(5,407)	$(7,937)	$(44	) $	(70)	$(263)	$(246)	$(872)

See accompanying notes.

42

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands										SAM Flexible Income Portfolio
										Year Ended		Year Ended
										October 31, 2014		October 31, 2013
Operations
Net investment income (loss)										$	47,777		$43,694
Net realized gain (loss) on investments											21,207		28,471
Change in unrealized appreciation/depreciation of investments											48,443		39,722
		Net Increase (Decrease) in Net Assets Resulting from Operations									117,427		111,887

Dividends and Distributions to Shareholders
From net investment income											(47,578)		(44,976)
From net realized gain on investments											(27,718)		(14,282)
						Total Dividends and Distributions					(75,296)		(59,258)

Capital Share Transactions
Net increase (decrease) in capital share transactions											218,348		257,434
					Total Increase (Decrease) in Net Assets						260,479		310,063

Net Assets
Beginning of period											1,809,607		1,499,544
End of period (including undistributed net investment income as set forth below)											$2,070,086		$1,809,607
Undistributed (overdistributed) net investment income (loss)										$	199		$–

	Class A	Class B		Class C	Class J	Institutional	R-1	R-2		R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$174,672	$565		$90,762	$192,986	$21,324	$275	$294		$3,483	$3,379	$5,942
Reinvested	29,655	665		8,890	25,926	7,754	29	50		414	491	762
Redeemed	(146,495)	(9,495)		(53,794)	(99,032)	(27,335)	(621)	(912)		(4,206)	(4,459)	(3,621)
Net Increase (Decrease)	$57,832	$(8,265	) $	45,858	$119,880	$1,743	$(317)	$(568	) $	(309)	$(589)	$3,083
Shares:
Sold	14,011	46		7,346	15,592	1,713	22	24		282	271	480
Reinvested	2,400	54		727	2,112	629	2	4		34	40	62
Redeemed	(11,767)	(763)		(4,359)	(8,016)	(2,200)	(50)	(75)		(339)	(361)	(292)
Net Increase (Decrease)	4,644	(663)		3,714	9,688	142	(26)	(47)		(23)	(50)	250
Year Ended October 31, 2013
Dollars:
Sold	$213,657	$1,870		$75,620	$215,263	$27,076	$438	$867		$3,652	$7,675	$5,829
Reinvested	24,033	920		6,898	18,394	6,955	32	60		334	363	560
Redeemed	(152,730)	(18,382)		(55,283)	(84,117)	(33,138)	(278)	(1,063)		(2,577)	(2,941)	(2,553)
Net Increase (Decrease)	$84,960	$(15,592	) $	27,235	$149,540	$893	$192	$(136	) $	1,409	$5,097	$3,836
Shares:
Sold	17,627	155		6,287	17,883	2,236	36	72		303	640	483
Reinvested	1,996	77		578	1,537	579	3	5		28	30	47
Redeemed	(12,609)	(1,517)		(4,598)	(6,989)	(2,743)	(23)	(88)		(214)	(245)	(212)
Net Increase (Decrease)	7,014	(1,285)		2,267	12,431	72	16	(11)		117	425	318

Distributions:
Year Ended October 31, 2014
From net investment income	$ (19,103)	$(327)		$(5,071)	$ (16,886)	$ (5,102)	$(16)	$(29	) $	(250)	$(298)	$(496)
From net realized gain on
investments	(10,979)	(350)		(3,972)	(9,106)	(2,654)	(13)	(21)		(164)	(193)	(266)
Total Dividends and Distributions	$ (30,082)	$(677)		$(9,043)	$ (25,992)	$(7,756)	$(29)	$(50	) $	(414)	$(491)	$(762)
Year Ended October 31, 2013
From net investment income	$ (18,678)	$(591)		$(4,957)	$ (14,321)	$(5,388)	$(23)	$(44	) $	(250)	$(292)	$(432)
From net realized gain on
investments	(5,809)	(349)		(2,134)	(4,113)	(1,569)	(9)	(16)		(84)	(71)	(128)
Total Dividends and Distributions	$ (24,487)	$(940		$(7,091)	$ (18,434)	$(6,957)	$(32)	$(60	) $	(334)	$(363)	$(560)

See accompanying notes.

43

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands											SAM Strategic Growth Portfolio
											Year Ended		Year Ended
											October 31, 2014		October 31, 2013
Operations
Net investment income (loss)											$	17,813		$16,510
Net realized gain (loss) on investments												94,122		121,311
Change in unrealized appreciation/depreciation of investments												97,180		240,577
			Net Increase (Decrease) in Net Assets Resulting from Operations									209,115		378,398

Dividends and Distributions to Shareholders
From net investment income												(19,180)		(17,084)
From net realized gain on investments												(13,887)		–
								Total Dividends and Distributions				(33,067)		(17,084)

Capital Share Transactions
Net increase (decrease) in capital share transactions												(48,943)		(42,941)
							Total Increase (Decrease) in Net Assets					127,105		318,373

Net Assets
Beginning of period												1,886,072		1,567,699
End of period (including undistributed net investment income as set forth below)												$2,013,177		$1,886,072
Undistributed (overdistributed) net investment income (loss)											$	5,432		$6,799

	Class A		Class B		Class C		Class J	Institutional	R-1	R-2	R-3	R-4	R-5
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$100,668		$585		$35,497		$39,944	$26,851	$1,080	$1,004	$3,297	$6,294	$9,810
Reinvested	16,489		521		3,857		4,922	5,586	57	69	342	295	567
Redeemed	(136,073)		(29,695)		(52,474)		(38,730)	(31,193)	(1,454)	(988)	(6,841)	(3,139)	(6,091)
Net Increase (Decrease)	$(18,916)		$ (28,589)		$ (13,120)		$6,136	$1,244	$(317)	$85	$(3,202)	$3,450	$4,286
Shares:
Sold	4,845		31		1,826		1,972	1,304	55	50	161	308	484
Reinvested	811		27		204		248	280	3	3	17	15	28
Redeemed		(6,537)	(1,519)		(2,699)		(1,909)	(1,517)	(74)	(49)	(337)	(155)	(298)
Net Increase (Decrease)		(881)	(1,461)		(669)		311	67	(16)	4	(159)	168	214
Year Ended October 31, 2013
Dollars:
Sold	$102,373		$764		$27,899		$51,820	$27,102	$825	$1,630	$6,389	$10,698	$7,115
Reinvested	9,063		106		1,426		2,452	3,223	26	23	153	90	281
Redeemed	(134,287)		(47,107)		(47,102)		(31,949)	(22,315)	(304)	(688)	(4,335)	(4,977)	(3,335)
Net Increase (Decrease)	$(22,851)		$ (46,237)		$ (17,777)		$22,323	$8,010	$547	$965	$2,207	$5,811	$4,061
Shares:
Sold	5,716		45		1,648		2,961	1,531	49	95	369	628	402
Reinvested	554		7		93		154	201	2	1	10	6	18
Redeemed		(7,574)	(2,825)		(2,823)		(1,837)	(1,281)	(18)	(40)	(256)	(282)	(196)
Net Increase (Decrease)		(1,304)	(2,773)		(1,082)		1,278	451	33	56	123	352	224

Distributions:
Year Ended October 31, 2014
From net investment income	$(10,062)		$(21	) $	(1,523	) $	(3,040)	$(3,734)	$(27)	$(37)	$(197)	$(180)	$(359)
From net realized gain on
investments		(6,646)	(507)		(2,450)		(1,884)	(1,870)	(30)	(32)	(145)	(115)	(208)
Total Dividends and Distributions	$(16,708)		$(528	) $	(3,973	) $	(4,924)	$(5,604)	$(57)	$(69)	$(342)	$(295)	$(567)
Year Ended October 31, 2013
From net investment income	$(9,213	) $	(108	) $	(1,508	) $	(2,452)	$(3,230)	$(26)	$(23)	$(153)	$(90)	$(281)
From net realized gain on
investments	–		–		–		–	–	–	–	–	–	–
Total Dividends and Distributions	$(9,213	) $	(108	) $	(1,508	) $	(2,452)	$(3,230)	$(26)	$(23)	$(153)	$(90)	$(281)

See accompanying notes.

44

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

1. Organization

Principal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund (collectively, the “Principal LifeTime Funds”), SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) (known as the "Funds") are presented herein. The Funds may offer up to nine classes of shares: Class A, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5. Class B shares of the Funds are no longer available for purchase. Information presented in these financial statements pertains to the Class A, Class B, and Class C shares. Certain detailed financial information for the Class J, Institutional, R-1, R-2, R-3, R-4, and R-5 classes of shares is provided separately.

Each of the Funds is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Funds was an investment company at all times during the period. The Funds have not provided financial support, and are not contractually required to provide financial support to any investee.

All classes of shares for each of the Funds represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation. The Funds invest in Institutional Class shares of other series of Principal Funds, Inc. (the "Underlying Funds"). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

Income and Investment Transactions. The Funds record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date. The Funds allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular fund are charged to that fund. Other fund expenses not directly attributed to a particular fund are apportioned among the registered investment companies managed by Principal Management Corporation (the “Manager”).

In addition to the expenses that each of the Funds bears directly, each of the Funds indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Funds will vary. Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations. Expenses included in the statements of operations of the Funds reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

45

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Funds intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2014, the Funds did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2011-2014. No examinations are in progress at this time.

3. Operating Policies

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2014, none of the Funds borrowed from or loaned to the Facility.

The Funds participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Fed Funds Rate or LIBOR Rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. The Funds did not borrow against the line of credit during the year ended October 31, 2014.

4. Fair Valuation

Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

46

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

ÏLevel 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

ÏLevel 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

ÏLevel 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Fund’s assets and liabilities. As of October 31, 2014 there were no transfers between Level 1 and Level 2 and 100% of the Funds’ investments were valued based on Level 1 inputs.

5. Management Agreement and Transactions with Affiliates

Management Services. The Funds have agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.). A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Funds, which are affiliates of the Manager. The annual rate paid by each of the Principal LifeTime Funds is 0.03% of each of the Principal LifeTime Funds’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .55% of aggregate net assets up to $500 million, .50% of the next $500 million of aggregate net assets, .45% of the next $1 billion of aggregate net assets, .40% of the next $1 billion of aggregate net assets, .35% of the next $1 billion of aggregate net assets, .30% of the next $1 billion of aggregate net assets, .25% of the next $9 billion of aggregate net assets, and .20% of aggregate net assets over $14 billion.

In addition to the management fee, R-1, R-2, R-3, R-4, and R-5 classes of shares of the Funds pay the Manager a service fee and an administrative service fee computed at an annual percentage rate of each class’s average daily net assets. The annual rates for the service fee are .25%, .25%, .25%, .25%, and .25% and the annual rates for the administrative service fee are .28%, .20%, .07%, .03%, and .01% for R-1, R-2, R-3, R-4, and R-5, respectively. Class A, Class B, Class C, and Institutional shares of the Funds reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services.

47

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

5. Management Agreement and Transactions with Affiliates (Continued)

The Manager has contractually agreed to limit the expenses (excluding interest the Funds incur in connection with investments they make) for certain classes of shares of certain of the Funds. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from November 1, 2013 through October 31, 2014
	Class A	Class B	Class C	Expiration Date
Principal LifeTime 2010 Fund	.41%	N/A	N/A	February 28, 2015
Principal LifeTime 2020 Fund	.41	1.16%	N/A	February 28, 2015
Principal LifeTime 2030 Fund	.41	1.16	N/A	February 28, 2015
Principal LifeTime 2040 Fund	.41	1.16	N/A	February 28, 2015
Principal LifeTime 2050 Fund	.41	1.16	N/A	February 28, 2015
Principal LifeTime Strategic Income Fund	.41	1.16	N/A	February 28, 2015
SAM Balanced Portfolio	N/A	1.70	N/A	February 28, 2015
SAM Conservative Balanced Portfolio	.63	1.38	1.38%	February 28, 2015
SAM Conservative Growth Portfolio	N/A	1.71	N/A	February 28, 2015
SAM Flexible Income Portfolio	N/A	1.69	N/A	February 28, 2015
SAM Strategic Growth Portfolio	N/A	1.75	N/A	February 28, 2015

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class A, Class B, Class C, Class J, R-1, R-2, R-3, and R-4 shares of the Funds bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of each of the Funds. Distribution fees are paid to Principal Funds Distributor, Inc. (the "Distributor"), the principal distributor of the Funds. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are .25%, 1.00%, 1.00%, .25%, .35%, .30%, .25%, and .10% for Class A, Class B, Class C, Class J, R-1, R-2, R-3 and R-4 classes of shares, respectively. Prior to December 30, 2013, the annual rate for Class J was .45%.

Effective December 30, 2013, the Distributor has contractually agreed to limit the distribution fees (expressed as a percentage of average net assets on an annualized basis) attributable to Class J shares through February 28, 2015. The limit will maintain the level of distribution fees not to exceed 0.24%. Prior to December 30, 2013, the limit was 0.25% for Class J shares.

Amounts owed to the Funds under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

48

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

5. Management Agreement and Transactions with Affiliates (Continued)

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were originally sold without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. Principal Funds Distributor, Inc. also retains sales charges on sales of Class A shares based on declining rates which begin at 3.75% for Principal LifeTime 2010 Fund, Principal LifeTime Strategic Income Fund, and SAM Flexible Income Portfolio and 5.50% for all other Funds. The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2014, were as follows (in thousands):

	Class A	Class B	Class C	Class J
Principal LifeTime 2010 Fund	$43	N/A	N/A	$41
Principal LifeTime 2020 Fund	179	$5	N/A	146
Principal LifeTime 2030 Fund	304	–	N/A	197
Principal LifeTime 2040 Fund	268	–	N/A	133
Principal LifeTime 2050 Fund	196	–	N/A	35
Principal LifeTime Strategic Income Fund	24	–	N/A	14
SAM Balanced Portfolio	1,952	6	$63	204
SAM Conservative Balanced Portfolio	844	2	38	111
SAM Conservative Growth Portfolio	1,315	6	35	103
SAM Flexible Income Portfolio	925	2	39	190
SAM Strategic Growth Portfolio	906	5	18	58

Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), eight years after purchase.

Affiliated Ownership. At October 31, 2014, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned shares of the Funds as follows (amounts in thousands):

Institutional
Principal LifeTime 2010 Fund	63,768
Principal LifeTime 2020 Fund	246,364
Principal LifeTime 2030 Fund	252,388
Principal LifeTime 2040 Fund	159,959
Principal LifeTime 2050 Fund	89,568
Principal LifeTime Strategic Income Fund	40,604
SAM Balanced Portfolio	45,556
SAM Conservative Balanced Portfolio	22,400
SAM Conservative Growth Portfolio	26,966
SAM Flexible Income Portfolio	13,126
SAM Strategic Growth Portfolio	12,224

49

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and as Class A dollars sold) for the year ended October 31, 2014(amounts in thousands).

	Shares	Dollars
Principal LifeTime 2020 Fund	36	$519
Principal LifeTime 2030 Fund	14	209
Principal LifeTime 2040 Fund	17	249
Principal LifeTime 2050 Fund	4	60
Principal LifeTime Strategic Income Fund	6	70
SAM Balanced Portfolio	1,035	16,433
SAM Conservative Balanced Portfolio	207	2,515
SAM Conservative Growth Portfolio	1,063	18,690
SAM Flexible Income Portfolio	189	2,353
SAM Strategic Growth Portfolio	709	13,899

7. Investment Transactions

For the year ended October 31, 2014, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows (amounts in thousands):

	Purchases	Sales
Principal LifeTime 2010 Fund	$401,546	$453,965
Principal LifeTime 2020 Fund	1,536,107	1,246,352
Principal LifeTime 2030 Fund	1,469,042	1,013,157
Principal LifeTime 2040 Fund	837,538	487,222
Principal LifeTime 2050 Fund	436,704	202,986
Principal LifeTime Strategic Income Fund	223,131	211,846
SAM Balanced Portfolio	377,831	156,965
SAM Conservative Balanced Portfolio	188,937	50,273
SAM Conservative Growth Portfolio	223,412	128,767
SAM Flexible Income Portfolio	255,326	43,205
SAM Strategic Growth Portfolio	132,520	116,568

50

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

8. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended October 31, 2014 and October 31, 2013 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*
	2014	2013	2014	2013
Principal LifeTime 2010 Fund	$31,301	$39,103	$—	$—
Principal LifeTime 2020 Fund	118,013	124,847	65,974	—
Principal LifeTime 2030 Fund	116,319	112,077	82,514	—
Principal LifeTime 2040 Fund	70,619	66,204	96,482	—
Principal LifeTime 2050 Fund	34,006	28,890	53,246	—
Principal LifeTime Strategic Income Fund	16,102	19,423	—	—
SAM Balanced Portfolio	73,000	70,865	72,822	—
SAM Conservative Balanced Portfolio	30,692	28,780	28,155	6,496
SAM Conservative Growth Portfolio	37,744	37,712	26,302	—
SAM Flexible Income Portfolio	47,770	44,989	27,526	14,269
SAM Strategic Growth Portfolio	19,180	17,084	13,887	—

* The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of October 31, 2014, the components of distributable earnings/(deficit) on a federal tax basis were as follows (amounts in thousands):

		Undistributed		Net Unrealized
	Undistributed Long-Term		Accumulated	Appreciation Total Accumulated
	Ordinary Income Capital Gains		Capital Loss	(Depreciation)	Earnings (Deficit)
Principal LifeTime 2010 Fund	$10,485	$—	$(45,974)	$209,266	$173,777
Principal LifeTime 2020 Fund	27,449	220,276	—	1,040,765	1,288,490
Principal LifeTime 2030 Fund	21,852	249,340	—	1,219,696	1,490,888
Principal LifeTime 2040 Fund	7,365	171,197	—	877,014	1,055,576
Principal LifeTime 2050 Fund	3,265	84,875	—	422,851	510,991
Principal LifeTime Strategic Income Fund	7,141	—	(31,562)	79,171	54,750
SAM Balanced Portfolio	3,695	112,867	—	1,038,043	1,154,605
SAM Conservative Balanced Portfolio	3,057	25,757	—	238,327	267,141
SAM Conservative Growth Portfolio	4,079	100,988	—	850,811	955,878
SAM Flexible Income Portfolio	371	21,682	—	207,703	229,756
SAM Strategic Growth Portfolio	6,355	93,137	—	557,663	657,155

Capital Loss Carryforwards. Capital loss carryforwards are losses that can be used to offset future capital gain of the Funds. At October 31, 2014, the Funds had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:

2018
Principal LifeTime 2010 Fund	$45,974
Principal LifeTime Strategic Income Fund	31,562

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

51

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

8. Federal Tax Information (Continued)

As of October 31, 2014, the following funds utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Principal LifeTime 2010 Fund	$52,620
Principal LifeTime Strategic Income Fund	11,947

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2014, the Funds do not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds did not record any reclassifications.

Federal Income Tax Basis. At October 31, 2014, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Funds were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Principal LifeTime 2010 Fund	$232,525	$(23,259)	$209,266	$1,460,495
Principal LifeTime 2020 Fund	1,132,162	(91,397)	1,040,765	5,892,438
Principal LifeTime 2030 Fund	1,310,572	(90,876)	1,219,696	5,727,281
Principal LifeTime 2040 Fund	928,263	(51,249)	877,014	3,594,678
Principal LifeTime 2050 Fund	445,127	(22,276)	422,851	1,770,696
Principal LifeTime Strategic Income Fund	84,769	(5,598)	79,171	724,834
SAM Balanced Portfolio	1,039,486	(1,443)	1,038,043	3,872,745
SAM Conservative Balanced Portfolio	239,470	(1,143)	238,327	1,411,786
SAM Conservative Growth Portfolio	851,719	(908)	850,811	2,424,376
SAM Flexible Income Portfolio	212,066	(4,155)	207,911	1,858,870
SAM Strategic Growth Portfolio	558,872	(1,209)	557,663	1,459,158

9. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. On December 9, 2014, the Board of Directors approved a plan to convert all existing Class B shares into Class A shares. Effective at the close of business on February 23, 2015, all existing Class B shares will automatically convert to Class A shares without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge. There were no other items requiring adjustment of the financial statements or additional disclosure.

52

			Schedule of Investments
			Principal LifeTime 2010 Fund
			October 31, 2014

INVESTMENT COMPANIES - 100.11%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 100.11%
Bond & Mortgage Securities Fund (a)	28,992,665		$317,760
Core Plus Bond Fund I (a)	16,575,093		186,304
Diversified International Fund (a)	6,230,260		74,389
Diversified Real Asset Fund (a)	4,946,391		62,869
Equity Income Fund (a)	3,189,866		83,893
Global Diversified Income Fund (a)	5,755,257		84,660
Global Multi-Strategy Fund (a)	4,052,842		44,987
Global Opportunities Fund (a)	2,111,906		27,582
High Yield Fund I (a)	4,312,910		45,242
Inflation Protection Fund (a)	9,770,709		84,614
International Emerging Markets Fund (a)	958,038		23,836
LargeCap Growth Fund I (a)	7,295,056		99,140
LargeCap S&P 500 Index Fund (a)	4,327,759		62,103
LargeCap Value Fund (a)	2,633,407		36,604
LargeCap Value Fund III (a)	3,801,692		59,877
MidCap Fund (a)	3,215,649		71,805
Overseas Fund (a)	6,286,816		72,361
Short-Term Income Fund (a)	15,008,224		183,551
SmallCap Growth Fund I (a)	1,638,223		23,017
SmallCap Value Fund II (a)	1,784,867		25,167
			$1,669,761
TOTAL INVESTMENT COMPANIES			$1,669,761
Total Investments			$1,669,761
Liabilities in Excess of Other Assets, Net - (0.11)%			$(1,880)
TOTAL NET ASSETS - 100.00%			$1,667,881

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	49.01%
Domestic Equity Funds	27.67%
International Equity Funds	11.88%
Specialty Funds	11.55%
Liabilities in Excess of Other Assets, Net	(0.11)%
TOTAL NET ASSETS	100.00%

See accompanying notes

53

Schedule of Investments
Principal LifeTime 2010 Fund
October 31, 2014
	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	16,912,575	$182,662	14,175,759	$155,124	2,095,669	$22,823	28,992,665	$314,975
Bond Market Index Fund	13,572,181	144,920	2,624,593	28,123	16,196,774	177,056	—	—
Core Plus Bond Fund I	16,352,593	172,513	2,190,559	24,121	1,968,059	21,851	16,575,093	174,845
Diversified International Fund	6,493,839	92,839	437,696	5,237	701,275	8,394	6,230,260	89,638
Diversified Real Asset Fund	5,171,451	53,431	380,738	4,755	605,798	7,609	4,946,391	50,972
Equity Income Fund	3,679,519	69,686	239,093	6,023	728,746	18,226	3,189,866	60,294
Global Diversified Income Fund	5,866,439	66,580	560,241	8,163	671,423	9,773	5,755,257	65,182
Global Multi-Strategy Fund	4,303,645	44,480	283,798	3,111	534,601	5,848	4,052,842	41,834
Global Opportunities Fund	2,472,329	26,927	115,186	1,466	475,609	5,950	2,111,906	22,881
High Yield Fund I	4,279,682	41,131	556,450	5,896	523,222	5,562	4,312,910	41,486
Inflation Protection Fund	8,790,610	71,070	2,165,933	18,466	1,185,834	10,219	9,770,709	79,378
International Emerging Markets Fund	1,007,764	28,102	53,058	1,321	102,784	2,522	958,038	26,831
LargeCap Growth Fund I	8,622,634	67,544	897,708	11,350	2,225,286	28,298	7,295,056	56,778
LargeCap S&P 500 Index Fund	5,668,763	57,683	326,966	4,363	1,667,970	22,184	4,327,759	42,994
LargeCap Value Fund	2,873,977	26,210	426,758	5,547	667,328	8,805	2,633,407	22,998
LargeCap Value Fund I	1,521,332	12,435	—	—	1,521,332	22,229	—	—
LargeCap Value Fund III	3,160,600	42,130	1,790,893	25,182	1,149,801	17,224	3,801,692	50,981
MidCap Fund	4,050,778	59,871	247,820	5,161	1,082,949	22,349	3,215,649	47,500
Overseas Fund	6,656,662	59,777	758,648	8,872	1,128,494	13,324	6,286,816	56,326
Short-Term Income Fund	10,446,363	125,420	5,974,399	73,089	1,412,538	17,295	15,008,224	181,265
SmallCap Growth Fund I	1,682,299	16,540	256,925	3,547	301,001	4,212	1,638,223	15,916
SmallCap Value Fund II	1,751,880	13,558	193,744	2,629	160,757	2,212	1,784,867	14,099
		$1,475,509		$401,546		$453,965		$1,457,173

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$5,756			$12			$—
Bond Market Index Fund		3,363			4,013			—
Core Plus Bond Fund I		4,349			62			—
Diversified International Fund		1,505			(44)			—
Diversified Real Asset Fund		1,172			395			195
Equity Income Fund		1,915			2,811			—
Global Diversified Income Fund		3,809			212			—
Global Multi-Strategy Fund		299			91			199
Global Opportunities Fund		171			438			—
High Yield Fund I		2,785			21			606
Inflation Protection Fund		163			61			1,206
International Emerging Markets Fund		207			(70)			—
LargeCap Growth Fund I		627			6,182			6,161
LargeCap S&P 500 Index Fund		1,193			3,132			—
LargeCap Value Fund		1,384			46			2,469
LargeCap Value Fund I		—			9,794			—
LargeCap Value Fund III		423			893			—
MidCap Fund		476			4,817			1,436
Overseas Fund		2,182			1,001			2,994
Short-Term Income Fund		2,357			51			68
SmallCap Growth Fund I		382			41			2,186
SmallCap Value Fund II		117			124			1,532
		$34,635			$34,083			$19,052
Amounts in thousands except shares

See accompanying notes

54

			Schedule of Investments
			Principal LifeTime 2020 Fund
			October 31, 2014

INVESTMENT COMPANIES - 100.16%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 100.16%
Bond & Mortgage Securities Fund (a)	90,707,453		$994,154
Core Plus Bond Fund I (a)	56,260,713		632,370
Diversified International Fund (a)	32,751,125		391,048
Diversified Real Asset Fund (a)	15,459,195		196,486
Equity Income Fund (a)	8,288,809		217,996
Global Diversified Income Fund (a)	10,039,151		147,676
Global Multi-Strategy Fund (a)	16,508,779		183,248
Global Opportunities Fund (a)	25,668,932		335,236
Global Real Estate Securities Fund (a)	24,081,750		222,997
High Yield Fund I (a)	12,582,832		131,994
Inflation Protection Fund (a)	25,995,825		225,124
International Emerging Markets Fund (a)	7,108,177		176,852
LargeCap Growth Fund I (a)	45,172,084		613,889
LargeCap S&P 500 Index Fund (a)	29,228,723		419,432
LargeCap Value Fund (a)	21,506,209		298,936
LargeCap Value Fund III (a)	30,849,069		485,873
MidCap Fund (a)	4,815,200		107,523
MidCap Growth Fund III (a)	10,729,167		136,475
MidCap Value Fund III (a)	6,734,334		138,727
Overseas Fund (a)	34,299,506		394,787
Short-Term Income Fund (a)	19,227,454		235,152
SmallCap Growth Fund I (a)	8,490,984		119,298
SmallCap Value Fund II (a)	9,073,018		127,930
			$6,933,203
TOTAL INVESTMENT COMPANIES			$6,933,203
Total Investments			$6,933,203
Liabilities in Excess of Other Assets, Net - (0.16)%			$(11,362)
TOTAL NET ASSETS - 100.00%			$6,921,841

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	38.51%
Fixed Income Funds	32.06%
International Equity Funds	21.97%
Specialty Funds	7.62%
Liabilities in Excess of Other Assets, Net	(0.16)%
TOTAL NET ASSETS	100.00%

See accompanying notes

55

Schedule of Investments
Principal LifeTime 2020 Fund
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	52,579,398	$565,913	41,325,957	$452,689	3,197,902	$34,825	90,707,453	$983,777
Bond Market Index Fund	41,552,382	445,636	3,107,883	33,308	44,660,265	488,684	—	—
Core Plus Bond Fund I	50,769,311	547,303	8,249,272	90,925	2,757,870	30,609	56,260,713	607,618
Diversified International Fund	31,930,860	433,450	2,331,490	27,900	1,511,225	18,141	32,751,125	443,284
Diversified Real Asset Fund	15,027,484	159,865	1,226,956	15,284	795,245	9,988	15,459,195	165,194
Equity Income Fund	8,462,241	161,328	623,413	15,621	796,845	19,665	8,288,809	158,464
Global Diversified Income Fund	9,518,879	129,226	1,074,981	15,651	554,709	8,078	10,039,151	136,803
Global Multi-Strategy Fund	14,533,042	150,772	2,835,840	30,892	860,103	9,416	16,508,779	172,267
Global Opportunities Fund	25,390,298	275,752	1,445,731	18,305	1,167,097	14,748	25,668,932	279,427
Global Real Estate Securities Fund	24,907,807	186,296	2,511,021	21,206	3,337,078	28,554	24,081,750	179,969
High Yield Fund I	8,924,950	82,828	4,226,494	45,047	568,612	6,044	12,582,832	121,828
Inflation Protection Fund	19,586,956	171,798	7,633,075	65,173	1,224,206	10,555	25,995,825	226,409
International Emerging Markets Fund	7,000,056	176,724	490,765	12,066	382,644	9,443	7,108,177	179,346
LargeCap Growth Fund	2,424,277	12,405	281,651	3,019	2,705,928	28,453	—	—
LargeCap Growth Fund I	47,160,911	371,702	5,333,051	67,380	7,321,878	91,756	45,172,084	353,584
LargeCap S&P 500 Index Fund	34,168,839	320,469	2,215,594	29,341	7,155,710	94,731	29,228,723	266,001
LargeCap Value Fund	20,738,807	194,620	3,329,860	43,251	2,562,458	33,532	21,506,209	204,438
LargeCap Value Fund I	10,713,324	94,740	—	—	10,713,324	156,544	—	—
LargeCap Value Fund III	21,906,090	292,443	12,930,250	181,803	3,987,271	59,599	30,849,069	416,940
MidCap Fund	4,678,112	68,697	352,136	7,313	215,048	4,510	4,815,200	71,565
MidCap Growth Fund III	9,533,764	82,078	2,509,535	30,073	1,314,132	15,899	10,729,167	96,320
MidCap Value Fund III	6,943,009	111,099	616,120	11,943	824,795	16,011	6,734,334	107,898
Overseas Fund	31,944,994	299,649	3,879,095	45,453	1,524,583	18,143	34,299,506	327,041
Short-Term Income Fund	—	—	19,590,700	239,613	363,246	4,447	19,227,454	235,166
SmallCap Growth Fund I	8,394,378	79,228	1,329,475	18,408	1,232,869	16,933	8,490,984	80,810
SmallCap Value Fund II	9,261,764	72,384	1,063,486	14,443	1,252,232	17,044	9,073,018	71,023
		$5,486,405		$1,536,107		$1,246,352		$5,885,172

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$18,545			$—			$—
Bond Market Index Fund		10,411			9,740			—
Core Plus Bond Fund I		13,631			(1)			—
Diversified International Fund		7,465			75			—
Diversified Real Asset Fund		3,437			33			572
Equity Income Fund		4,710			1,180			—
Global Diversified Income Fund		6,434			4			—
Global Multi-Strategy Fund		1,018			19			678
Global Opportunities Fund		1,769			118			—
Global Real Estate Securities Fund		8,968			1,021			2,808
High Yield Fund I		6,946			(3)			1,272
Inflation Protection Fund		367			(7)			2,710
International Emerging Markets Fund		1,451			(1)			—
LargeCap Growth Fund		92			13,029			2,927
LargeCap Growth Fund I		3,449			6,258			33,905
LargeCap S&P 500 Index Fund		7,248			10,922			—
LargeCap Value Fund		10,052			99			17,923
LargeCap Value Fund I		—			61,804			—
LargeCap Value Fund III		2,974			2,293			—
MidCap Fund		553			65			1,668
MidCap Growth Fund III		7,485			68			15,973
MidCap Value Fund III		2,437			867			2,743
Overseas Fund		10,553			82			14,464
Short-Term Income Fund		967			—			—
SmallCap Growth Fund I		1,916			107			10,968
SmallCap Value Fund II		625			1,240			8,146
		$133,503			$109,012			$116,757
Amounts in thousands except shares

See accompanying notes

56

			Schedule of Investments
			Principal LifeTime 2030 Fund
			October 31, 2014

INVESTMENT COMPANIES - 100.15%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 100.15%
Bond & Mortgage Securities Fund (a)	72,026,557		$789,411
Core Plus Bond Fund I (a)	30,575,625		343,670
Diversified International Fund (a)	38,547,017		460,251
Diversified Real Asset Fund (a)	12,908,360		164,065
Global Multi-Strategy Fund (a)	17,039,127		189,134
Global Opportunities Fund (a)	26,269,818		343,084
Global Real Estate Securities Fund (a)	36,178,638		335,014
High Yield Fund I (a)	12,677,933		132,992
Inflation Protection Fund (a)	17,054,219		147,690
International Emerging Markets Fund (a)	9,078,789		225,880
LargeCap Growth Fund (a)	17,321,705		206,648
LargeCap Growth Fund I (a)	58,244,026		791,536
LargeCap S&P 500 Index Fund (a)	33,316,274		478,089
LargeCap Value Fund (a)	25,576,729		355,517
LargeCap Value Fund III (a)	39,165,924		616,863
MidCap Growth Fund III (a)	17,357,908		220,793
MidCap Value Fund III (a)	10,675,829		219,922
Overseas Fund (a)	45,370,554		522,215
Preferred Securities Fund (a)	13,376,808		139,520
SmallCap Growth Fund I (a)	9,320,361		130,951
SmallCap Value Fund II (a)	9,484,574		133,732
			$6,946,977
TOTAL INVESTMENT COMPANIES			$6,946,977
Total Investments			$6,946,977
Liabilities in Excess of Other Assets, Net - (0.15)%			$(10,305)
TOTAL NET ASSETS - 100.00%			$6,936,672

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	45.46%
International Equity Funds	27.20%
Fixed Income Funds	22.39%
Specialty Funds	5.10%
Liabilities in Excess of Other Assets, Net	(0.15)%
TOTAL NET ASSETS	100.00%

See accompanying notes

57

Schedule of Investments
Principal LifeTime 2030 Fund
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	29,774,758	$319,865	43,610,563	$476,937	1,358,764	$14,743	72,026,557	$782,059
Bond Market Index Fund	26,415,206	281,752	1,688,759	17,998	28,103,965	307,408	—	—
Core Plus Bond Fund I	28,615,601	309,721	3,435,078	37,865	1,475,054	16,356	30,575,625	331,226
Diversified International Fund	36,860,597	485,093	3,269,495	39,125	1,583,075	19,001	38,547,017	505,280
Diversified Real Asset Fund	10,382,913	111,223	3,047,968	38,489	522,521	6,542	12,908,360	143,178
Global Multi-Strategy Fund	13,728,868	143,200	4,011,000	43,993	700,741	7,659	17,039,127	179,541
Global Opportunities Fund	25,478,075	279,114	1,882,244	23,771	1,090,501	13,740	26,269,818	289,206
Global Real Estate Securities Fund	33,366,707	250,675	4,281,039	36,325	1,469,108	12,704	36,178,638	274,300
High Yield Fund I	11,479,936	107,397	1,710,350	18,167	512,353	5,452	12,677,933	120,111
Inflation Protection Fund	9,362,582	83,290	8,419,587	71,949	727,950	6,268	17,054,219	148,967
International Emerging Markets Fund	8,326,114	202,967	1,183,547	28,811	430,872	10,631	9,078,789	221,146
LargeCap Growth Fund	16,766,268	103,576	2,979,377	32,468	2,423,940	27,225	17,321,705	109,525
LargeCap Growth Fund I	58,224,969	463,512	7,389,641	93,506	7,370,584	94,579	58,244,026	463,818
LargeCap S&P 500 Index Fund	35,983,418	336,129	2,845,135	37,616	5,512,279	73,757	33,316,274	306,036
LargeCap Value Fund	24,582,800	234,575	4,238,231	55,115	3,244,302	43,630	25,576,729	246,060
LargeCap Value Fund I	12,819,494	115,285	—	—	12,819,494	187,693	—	—
LargeCap Value Fund III	27,148,143	362,370	16,008,638	225,504	3,990,857	60,226	39,165,924	529,933
MidCap Growth Fund III	14,734,074	141,213	4,095,729	49,203	1,471,895	18,125	17,357,908	172,391
MidCap Value Fund III	10,774,345	171,744	1,080,031	20,941	1,178,547	23,125	10,675,829	170,573
Overseas Fund	41,584,638	386,252	5,380,222	63,116	1,594,306	19,000	45,370,554	430,414
Preferred Securities Fund	12,029,286	122,749	1,880,325	19,155	532,803	5,452	13,376,808	136,449
SmallCap Growth Fund I	9,190,971	85,347	1,576,941	21,886	1,447,551	19,880	9,320,361	87,207
SmallCap Value Fund II	9,670,993	76,211	1,256,519	17,102	1,442,938	19,961	9,484,574	74,889
		$5,173,260		$1,469,042		$1,013,157		$5,722,309

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$11,967			$—			$—
Bond Market Index Fund		6,634			7,658			—
Core Plus Bond Fund I		7,698			(4)			—
Diversified International Fund		8,640			63			—
Diversified Real Asset Fund		2,381			8			396
Global Multi-Strategy Fund		964			7			642
Global Opportunities Fund		1,780			61			—
Global Real Estate Securities Fund		12,271			4			3,767
High Yield Fund I		7,821			(1)			1,639
Inflation Protection Fund		176			(4)			1,297
International Emerging Markets Fund		1,731			(1)			—
LargeCap Growth Fund		636			706			20,226
LargeCap Growth Fund I		4,265			1,379			41,925
LargeCap S&P 500 Index Fund		7,646			6,048			—
LargeCap Value Fund		11,936			—			21,282
LargeCap Value Fund I		—			72,408			—
LargeCap Value Fund III		3,651			2,285			—
MidCap Growth Fund III		11,587			100			24,727
MidCap Value Fund III		3,788			1,013			4,264
Overseas Fund		13,770			46			18,862
Preferred Securities Fund		7,082			(3)			3,334
SmallCap Growth Fund I		2,101			(146)			12,028
SmallCap Value Fund II		654			1,537			8,518
		$129,179			$93,164			$162,907
Amounts in thousands except shares

See accompanying notes

58

			Schedule of Investments
			Principal LifeTime 2040 Fund
			October 31, 2014

INVESTMENT COMPANIES - 100.12%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 100.12%
Bond & Mortgage Securities Fund (a)	22,604,730		$247,748
Core Plus Bond Fund I (a)	11,830,686		132,977
Diversified International Fund (a)	30,593,219		365,283
Diversified Real Asset Fund (a)	5,962,170		75,779
Global Multi-Strategy Fund (a)	9,091,162		100,912
Global Opportunities Fund (a)	19,807,034		258,680
Global Real Estate Securities Fund (a)	24,739,965		229,092
High Yield Fund I (a)	7,796,152		81,782
International Emerging Markets Fund (a)	7,397,067		184,039
LargeCap Growth Fund (a)	14,272,201		170,267
LargeCap Growth Fund I (a)	44,292,560		601,936
LargeCap S&P 500 Index Fund (a)	23,960,154		343,828
LargeCap Value Fund (a)	19,959,207		277,433
LargeCap Value Fund III (a)	30,354,664		478,086
MidCap Growth Fund III (a)	12,191,738		155,079
MidCap Value Fund III (a)	7,050,893		145,248
Overseas Fund (a)	31,519,541		362,790
Preferred Securities Fund (a)	6,743,014		70,330
SmallCap Growth Fund I (a)	6,720,991		94,430
SmallCap Value Fund II (a)	6,806,620		95,973
			$4,471,692
TOTAL INVESTMENT COMPANIES			$4,471,692
Total Investments			$4,471,692
Liabilities in Excess of Other Assets, Net - (0.12)%			$(5,576)
TOTAL NET ASSETS - 100.00%			$4,466,116

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52.88%
International Equity Funds	31.34%
Fixed Income Funds	11.94%
Specialty Funds	3.96%
Liabilities in Excess of Other Assets, Net	(0.12)%
TOTAL NET ASSETS	100.00%

See accompanying notes

59

Schedule of Investments
Principal LifeTime 2040 Fund
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	9,044,232	$96,736	14,043,990	$153,894	483,492	$5,249	22,604,730	$245,381
Bond Market Index Fund	8,647,038	93,091	505,636	5,387	9,152,674	100,386	—	—
Core Plus Bond Fund I	8,658,308	93,342	3,731,753	41,276	559,375	6,203	11,830,686	128,414
Diversified International Fund	28,878,912	355,649	2,919,728	34,887	1,205,421	14,449	30,593,219	376,075
Diversified Real Asset Fund	5,218,834	56,261	992,253	12,480	248,917	3,112	5,962,170	65,632
Global Multi-Strategy Fund	8,184,348	85,341	1,295,575	14,224	388,761	4,250	9,091,162	95,318
Global Opportunities Fund	19,000,417	210,404	1,561,227	19,687	754,610	9,510	19,807,034	220,608
Global Real Estate Securities Fund	22,456,619	169,492	3,318,847	28,231	1,035,501	8,956	24,739,965	188,770
High Yield Fund I	6,953,645	66,191	1,162,359	12,342	319,852	3,400	7,796,152	75,132
International Emerging Markets Fund	6,843,911	161,058	857,902	21,007	304,746	7,512	7,397,067	174,553
LargeCap Growth Fund	13,161,896	82,907	2,531,867	27,653	1,421,562	15,779	14,272,201	94,788
LargeCap Growth Fund I	40,908,258	326,904	5,876,492	74,489	2,492,190	31,631	44,292,560	369,756
LargeCap S&P 500 Index Fund	24,859,406	223,514	2,309,809	30,558	3,209,061	43,047	23,960,154	213,162
LargeCap Value Fund	17,753,550	166,730	3,344,582	43,553	1,138,925	15,029	19,959,207	195,291
LargeCap Value Fund I	9,791,321	87,589	—	—	9,791,321	143,378	—	—
LargeCap Value Fund III	19,798,596	264,066	12,603,407	177,757	2,047,339	30,359	30,354,664	411,645
MidCap Growth Fund III	9,740,092	94,747	2,895,486	34,844	443,840	5,556	12,191,738	124,047
MidCap Value Fund III	6,527,632	105,340	806,336	15,669	283,075	5,556	7,050,893	115,468
Overseas Fund	28,434,389	274,226	4,299,927	50,470	1,214,775	14,448	31,519,541	310,259
Preferred Securities Fund	5,994,788	59,851	997,232	10,163	249,006	2,549	6,743,014	67,465
SmallCap Growth Fund I	6,173,980	56,950	1,164,076	16,158	617,065	8,432	6,720,991	64,678
SmallCap Value Fund II	6,483,735	51,391	941,058	12,809	618,173	8,431	6,806,620	55,816
		$3,181,780		$837,538		$487,222		$3,592,258

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$4,004			$—			$—
Bond Market Index Fund		2,177			1,908			—
Core Plus Bond Fund I		2,338			(1)			—
Diversified International Fund		6,792			(12)			—
Diversified Real Asset Fund		1,201			3			200
Global Multi-Strategy Fund		577			3			384
Global Opportunities Fund		1,332			27			—
Global Real Estate Securities Fund		8,301			3			2,542
High Yield Fund I		4,773			(1)			996
International Emerging Markets Fund		1,428			—			—
LargeCap Growth Fund		500			7			15,915
LargeCap Growth Fund I		3,004			(6)			29,531
LargeCap S&P 500 Index Fund		5,297			2,137			—
LargeCap Value Fund		8,643			37			15,409
LargeCap Value Fund I		—			55,789			—
LargeCap Value Fund III		2,712			181			—
MidCap Growth Fund III		7,679			12			16,387
MidCap Value Fund III		2,301			15			2,590
Overseas Fund		9,444			11			12,930
Preferred Securities Fund		3,554			—			1,666
SmallCap Growth Fund I		1,415			2			8,098
SmallCap Value Fund II		439			47			5,724
		$77,911			$60,162			$112,372
Amounts in thousands except shares

See accompanying notes

60

			Schedule of Investments
			Principal LifeTime 2050 Fund
			October 31, 2014

INVESTMENT COMPANIES - 100.06%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 100.06%
Bond & Mortgage Securities Fund (a)	3,337,877		$36,583
Core Plus Bond Fund I (a)	2,437,095		27,393
Diversified International Fund (a)	16,279,729		194,380
Diversified Real Asset Fund (a)	2,310,117		29,362
Global Multi-Strategy Fund (a)	3,465,410		38,466
Global Opportunities Fund (a)	10,772,907		140,694
Global Real Estate Securities Fund (a)	13,476,113		124,789
High Yield Fund I (a)	4,016,356		42,132
International Emerging Markets Fund (a)	3,840,680		95,556
LargeCap Growth Fund (a)	7,543,771		89,997
LargeCap Growth Fund I (a)	23,044,504		313,175
LargeCap S&P 500 Index Fund (a)	12,276,133		176,163
LargeCap Value Fund (a)	10,259,599		142,608
LargeCap Value Fund III (a)	16,103,317		253,627
MidCap Growth Fund III (a)	6,172,227		78,511
MidCap Value Fund III (a)	3,550,422		73,139
Overseas Fund (a)	17,129,903		197,165
Preferred Securities Fund (a)	4,312,486		44,979
SmallCap Growth Fund I (a)	3,325,299		46,720
SmallCap Value Fund II (a)	3,411,928		48,108
			$2,193,547
TOTAL INVESTMENT COMPANIES			$2,193,547
Total Investments			$2,193,547
Liabilities in Excess of Other Assets, Net - (0.06)%			$(1,225)
TOTAL NET ASSETS - 100.00%			$2,192,322

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	55.75%
International Equity Funds	34.33%
Fixed Income Funds	6.89%
Specialty Funds	3.09%
Liabilities in Excess of Other Assets, Net	(0.06)%
TOTAL NET ASSETS	100.00%

See accompanying notes

61

Schedule of Investments
Principal LifeTime 2050 Fund
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	2,026,849	$21,818	1,451,958	$15,814	140,930	$1,532	3,337,877	$36,100
Bond Market Index Fund	511,933	5,398	12,188	129	524,121	5,624	—	—
Core Plus Bond Fund I	1,939,833	21,018	631,657	6,973	134,395	1,488	2,437,095	26,503
Diversified International Fund	14,626,586	174,928	2,359,744	28,195	706,601	8,461	16,279,729	194,661
Diversified Real Asset Fund	1,770,322	18,990	654,248	8,183	114,453	1,430	2,310,117	25,744
Global Multi-Strategy Fund	2,808,689	29,000	820,563	8,930	163,842	1,792	3,465,410	36,139
Global Opportunities Fund	9,989,176	111,603	1,247,825	15,705	464,094	5,851	10,772,907	121,465
Global Real Estate Securities Fund	11,330,567	85,758	2,714,951	23,133	569,405	4,896	13,476,113	103,994
High Yield Fund I	3,478,617	35,306	706,378	7,505	168,639	1,791	4,016,356	41,019
International Emerging Markets Fund	3,046,561	73,280	973,219	23,405	179,100	4,388	3,840,680	92,297
LargeCap Growth Fund	6,346,551	39,777	1,486,851	16,308	289,631	3,235	7,543,771	52,852
LargeCap Growth Fund I	20,274,054	168,062	3,707,523	47,122	937,073	12,031	23,044,504	203,165
LargeCap S&P 500 Index Fund	12,310,958	112,945	1,578,011	20,862	1,612,836	21,608	12,276,133	112,661
LargeCap Value Fund	9,030,855	86,546	2,035,202	26,588	806,458	10,551	10,259,599	102,609
LargeCap Value Fund I	4,988,358	44,644	—	—	4,988,358	72,893	—	—
LargeCap Value Fund III	10,428,542	139,086	6,986,253	98,742	1,311,478	19,190	16,103,317	218,804
MidCap Growth Fund III	4,784,628	46,672	1,634,626	19,771	247,027	3,061	6,172,227	63,385
MidCap Value Fund III	3,177,430	51,027	530,631	10,333	157,639	3,090	3,550,422	58,275
Overseas Fund	14,986,830	147,625	2,857,108	33,621	714,035	8,462	17,129,903	172,781
Preferred Securities Fund	3,716,067	38,204	771,764	7,871	175,345	1,791	4,312,486	44,284
SmallCap Growth Fund I	3,000,886	28,915	683,281	9,518	358,868	4,896	3,325,299	33,530
SmallCap Value Fund II	3,187,831	26,080	585,628	7,996	361,531	4,925	3,411,928	29,174
		$1,506,682		$436,704		$202,986		$1,769,442

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$829			$—			$—
Bond Market Index Fund		129			97			—
Core Plus Bond Fund I		530			—			—
Diversified International Fund		3,479			(1)			—
Diversified Real Asset Fund		413			1			68
Global Multi-Strategy Fund		200			1			133
Global Opportunities Fund		708			8			—
Global Real Estate Securities Fund		4,284			(1)			1,295
High Yield Fund I		2,431			(1)			503
International Emerging Markets Fund		645			—			—
LargeCap Growth Fund		243			2			7,738
LargeCap Growth Fund I		1,502			12			14,767
LargeCap S&P 500 Index Fund		2,647			462			—
LargeCap Value Fund		4,435			26			7,906
LargeCap Value Fund I		—			28,249			—
LargeCap Value Fund III		1,425			166			—
MidCap Growth Fund III		3,806			3			8,122
MidCap Value Fund III		1,131			5			1,273
Overseas Fund		5,029			(3)			6,877
Preferred Securities Fund		2,249			—			1,042
SmallCap Growth Fund I		693			(7)			3,969
SmallCap Value Fund II		218			23			2,838
		$37,026			$29,042			$56,531
Amounts in thousands except shares

See accompanying notes

62

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2014

INVESTMENT COMPANIES - 99.90%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 99.90%
Bond & Mortgage Securities Fund (a)	17,850,327		$195,640
Core Plus Bond Fund I (a)	9,737,553		109,450
Diversified International Fund (a)	1,438,189		17,172
Diversified Real Asset Fund (a)	2,950,247		37,498
Equity Income Fund (a)	1,947,921		51,230
Global Diversified Income Fund (a)	3,369,813		49,570
Global Multi-Strategy Fund (a)	1,984,381		22,027
Global Opportunities Fund (a)	573,874		7,495
High Yield Fund I (a)	2,744,771		28,793
Inflation Protection Fund (a)	6,088,608		52,727
International Emerging Markets Fund (a)	198,226		4,932
LargeCap Growth Fund I (a)	1,877,365		25,513
LargeCap S&P 500 Index Fund (a)	1,281,816		18,394
MidCap Fund (a)	940,277		20,996
Overseas Fund (a)	1,560,063		17,956
Short-Term Income Fund (a)	10,891,347		133,201
SmallCap Growth Fund I (a)	394,270		5,540
SmallCap Value Fund II (a)	416,409		5,871
			$804,005
TOTAL INVESTMENT COMPANIES			$804,005
Total Investments			$804,005
Other Assets in Excess of Liabilities, Net - 0.10%			$785
TOTAL NET ASSETS - 100.00%			$804,790

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	64.59%
Domestic Equity Funds	15.85%
Specialty Funds	13.56%
International Equity Funds	5.90%
Other Assets in Excess of Liabilities, Net	0.10%
TOTAL NET ASSETS	100.00%

See accompanying notes

63

Schedule of Investments
Principal LifeTime Strategic Income Fund
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Fund	9,846,406	$106,457	9,176,903	$100,526	1,172,982	$12,778	17,850,327	$194,204
Bond Market Index Fund	8,343,192	89,452	1,802,098	19,308	10,145,290	110,975	—	—
Core Plus Bond Fund I	9,482,783	100,703	1,295,090	14,265	1,040,320	11,549	9,737,553	103,421
Diversified International Fund	1,675,071	20,437	162,263	1,923	399,145	4,773	1,438,189	17,695
Diversified Real Asset Fund	2,927,521	30,721	350,121	4,343	327,395	4,125	2,950,247	31,008
Equity Income Fund	2,089,639	39,541	211,140	5,246	352,858	8,785	1,947,921	36,952
Global Diversified Income Fund	3,718,254	40,588	452,417	6,560	800,858	11,743	3,369,813	35,863
Global Multi-Strategy Fund	1,992,990	20,444	217,213	2,371	225,822	2,475	1,984,381	20,357
Global Opportunities Fund	578,922	6,252	59,997	753	65,045	824	573,874	6,204
High Yield Fund I	2,583,171	25,489	433,251	4,589	271,651	2,887	2,744,771	27,191
Inflation Protection Fund	6,063,687	52,641	695,025	5,941	670,104	5,775	6,088,608	52,822
International Emerging Markets Fund	199,605	4,798	23,712	576	25,091	618	198,226	4,756
LargeCap Growth Fund I	2,148,785	17,084	304,075	3,837	575,495	7,474	1,877,365	14,800
LargeCap S&P 500 Index Fund	1,428,494	14,005	130,946	1,728	277,624	3,650	1,281,816	12,455
MidCap Fund	1,115,759	16,449	99,916	2,062	275,398	5,773	940,277	13,859
Overseas Fund	1,718,444	16,180	246,628	2,876	405,009	4,774	1,560,063	14,503
Short-Term Income Fund	8,230,771	98,718	3,644,435	44,594	983,859	12,042	10,891,347	131,273
SmallCap Growth Fund I	358,127	2,888	65,677	905	29,534	413	394,270	3,388
SmallCap Value Fund II	392,510	3,032	53,823	728	29,924	413	416,409	3,362
		$705,879		$223,131		$211,846		$724,113

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond & Mortgage Securities Fund		$3,444			$(1)			$—
Bond Market Index Fund		2,081			2,215			—
Core Plus Bond Fund I		2,537			2			—
Diversified International Fund		390			108			—
Diversified Real Asset Fund		667			69			111
Equity Income Fund		1,110			950			—
Global Diversified Income Fund		2,447			458			—
Global Multi-Strategy Fund		139			17			93
Global Opportunities Fund		40			23			—
High Yield Fund I		1,732			—			367
Inflation Protection Fund		113			15			837
International Emerging Markets Fund		41			—			—
LargeCap Growth Fund I		157			1,353			1,541
LargeCap S&P 500 Index Fund		302			372			—
MidCap Fund		132			1,121			397
Overseas Fund		566			221			776
Short-Term Income Fund		1,833			3			54
SmallCap Growth Fund I		82			8			467
SmallCap Value Fund II		27			15			345
		$17,840			$6,949			$4,988
Amounts in thousands except shares

See accompanying notes

64

			Schedule of Investments
			SAM Balanced Portfolio
			October 31, 2014

INVESTMENT COMPANIES - 100.03%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 100.03%
Blue Chip Fund (a)	8,330,072		$126,784
Bond & Mortgage Securities Fund (a)	5,091,556		55,803
Diversified International Fund (a)	36,041,816		430,339
Equity Income Fund (a)	23,640,900		621,756
Global Diversified Income Fund (a)	4,920,716		72,384
Global Multi-Strategy Fund (a)	20,232,264		224,578
Global Real Estate Securities Fund (a)	5,413,459		50,129
Government & High Quality Bond Fund (a)	38,109,998		420,734
High Yield Fund (a)	11,465,281		87,939
Income Fund (a)	68,042,574		665,456
International Emerging Markets Fund (a)	4,155,230		103,382
LargeCap Growth Fund (a)	32,451,586		387,147
LargeCap Growth Fund II (a)	10,045,403		109,696
LargeCap Value Fund (a)	37,824,306		525,758
MidCap Fund (a)	5,950,853		132,883
Preferred Securities Fund (a)	5,629,925		58,720
Principal Capital Appreciation Fund (a)	5,541,885		330,684
Short-Term Income Fund (a)	13,665,438		167,128
SmallCap Growth Fund I (a)	7,470,283		104,957
SmallCap Value Fund II (a)	9,203,656		129,772
Small-MidCap Dividend Income Fund (a)	7,403,427		104,759
			$4,910,788
TOTAL INVESTMENT COMPANIES			$4,910,788
Total Investments			$4,910,788
Liabilities in Excess of Other Assets, Net - (0.03)%			$(1,356)
TOTAL NET ASSETS - 100.00%			$4,909,432

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	52.43%
Fixed Income Funds	29.66%
International Equity Funds	11.90%
Specialty Funds	6.04%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes

65

Schedule of Investments
SAM Balanced Portfolio
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	8,370,648	$107,825	98,354	$1,363	138,930	$1,919	8,330,072	$107,294
Bond & Mortgage Securities Fund	4,881,613	53,581	209,943	2,275	—	—	5,091,556	55,856
Diversified International Fund	36,039,977	344,492	847,781	10,011	845,942	10,075	36,041,816	344,487
Equity Income Fund	23,339,380	353,186	679,107	16,838	377,587	9,021	23,640,900	361,003
Global Diversified Income Fund	4,724,084	63,001	275,917	3,974	79,285	1,118	4,920,716	65,850
Global Multi-Strategy Fund	14,814,969	152,940	5,417,295	59,446	—	—	20,232,264	212,386
Global Real Estate Securities Fund	2,547,617	18,497	2,865,842	25,145	—	—	5,413,459	43,642
Government & High Quality Bond	39,412,766	418,186	1,797,505	19,683	3,100,273	34,100	38,109,998	403,637
Fund
High Yield Fund	11,303,214	80,077	1,185,245	9,227	1,023,178	7,917	11,465,281	81,284
Income Fund	61,964,630	570,690	6,680,473	65,122	602,529	5,797	68,042,574	629,808
International Emerging Markets Fund	4,115,403	91,297	86,252	2,073	46,425	1,117	4,155,230	92,150
LargeCap Growth Fund	29,456,261	180,046	3,546,672	38,069	551,347	6,191	32,451,586	212,413
LargeCap Growth Fund II	10,856,124	65,391	1,107,334	11,014	1,918,055	20,004	10,045,403	59,410
LargeCap Value Fund	34,006,073	397,431	4,382,223	56,458	563,990	7,402	37,824,306	446,386
MidCap Fund	5,875,294	50,041	158,478	3,186	82,919	1,676	5,950,853	51,854
Preferred Securities Fund	5,194,184	36,401	441,586	4,464	5,845	61	5,629,925	40,804
Principal Capital Appreciation Fund	5,558,801	176,265	212,378	11,395	229,294	12,805	5,541,885	175,631
Short-Term Income Fund	12,833,922	153,150	882,998	10,809	51,482	632	13,665,438	163,324
SmallCap Growth Fund I	8,431,757	86,057	963,381	13,301	1,924,855	26,212	7,470,283	75,659
SmallCap Value Fund II	9,205,870	102,379	676,942	9,097	679,156	9,242	9,203,656	102,349
Small-MidCap Dividend Income Fund	7,167,822	71,369	361,605	4,881	126,000	1,676	7,403,427	74,584
		$3,572,302		$377,831		$156,965		$3,799,811

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$347			$25			$2
Bond & Mortgage Securities Fund		1,501			—			—
Diversified International Fund		8,388			59			—
Equity Income Fund		13,186			—			—
Global Diversified Income Fund		3,178			(7)			—
Global Multi-Strategy Fund		1,049			—			697
Global Real Estate Securities Fund		1,080			—			288
Government & High Quality Bond Fund		13,625			(132)			—
High Yield Fund		6,388			(103)			1,291
Income Fund		24,540			(207)			—
International Emerging Markets Fund		856			(103)			—
LargeCap Growth Fund		1,111			489			35,334
LargeCap Growth Fund II		778			3,009			9,221
LargeCap Value Fund		16,448			(101)			29,311
MidCap Fund		693			303			2,088
Preferred Securities Fund		3,025			—			1,441
Principal Capital Appreciation Fund		3,440			776			6,333
Short-Term Income Fund		2,755			(3)			85
SmallCap Growth Fund I		1,918			2,513			10,978
SmallCap Value Fund II		620			115			8,072
Small-MidCap Dividend Income Fund		2,309			10			1,760
		$107,235			$6,643			$106,901
Amounts in thousands except shares

See accompanying notes

66

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		October 31, 2014

INVESTMENT COMPANIES - 100.00%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.00%
Blue Chip Fund (a)	1,890,265	$28,770
Bond & Mortgage Securities Fund (a)	3,508,758	38,456
Diversified International Fund (a)	8,015,503	95,705
Equity Income Fund (a)	5,354,789	140,831
Global Diversified Income Fund (a)	2,749,110	40,439
Global Multi-Strategy Fund (a)	5,919,935	65,711
Global Real Estate Securities Fund (a)	1,747,663	16,183
Government & High Quality Bond Fund (a)	21,142,894	233,418
High Yield Fund (a)	6,581,494	50,480
Income Fund (a)	38,223,422	373,825
International Emerging Markets Fund (a)	900,752	22,411
LargeCap Growth Fund (a)	7,478,656	89,220
LargeCap Growth Fund II (a)	2,234,944	24,406
LargeCap Value Fund (a)	8,788,787	122,164
MidCap Fund (a)	1,342,112	29,969
Preferred Securities Fund (a)	3,118,200	32,523
Principal Capital Appreciation Fund (a)	1,257,119	75,012
Short-Term Income Fund (a)	7,796,198	95,348
SmallCap Growth Fund I (a)	1,631,306	22,920
SmallCap Value Fund II (a)	1,985,144	27,991
Small-MidCap Dividend Income Fund (a)	1,719,512	24,331
		$1,650,113
TOTAL INVESTMENT COMPANIES		$1,650,113
Total Investments		$1,650,113
Liabilities in Excess of Other Assets, Net - 0.00%		$(48)
TOTAL NET ASSETS - 100.00%		$1,650,065

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	49.94%
Domestic Equity Funds	35.49%
International Equity Funds	8.14%
Specialty Funds	6.43%
Liabilities in Excess of Other Assets, Net	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes

67

Schedule of Investments
SAM Conservative Balanced Portfolio
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	1,866,845	$23,762	36,326	$503	12,906	$180	1,890,265	$24,085
Bond & Mortgage Securities Fund	3,331,244	36,578	211,017	2,280	33,503	359	3,508,758	38,490
Diversified International Fund	7,943,252	74,711	280,986	3,312	208,735	2,484	8,015,503	75,544
Equity Income Fund	5,223,914	83,338	226,296	5,532	95,421	2,295	5,354,789	86,560
Global Diversified Income Fund	2,582,653	34,783	199,644	2,864	33,187	467	2,749,110	37,173
Global Multi-Strategy Fund	3,370,564	34,853	2,549,370	27,963	—	—	5,919,934	62,816
Global Real Estate Securities Fund	825,472	6,007	944,073	8,262	21,882	179	1,747,663	14,094
Government & High Quality Bond	21,083,586	227,630	1,389,816	15,200	1,330,508	14,613	21,142,894	227,777
Fund
High Yield Fund	6,292,656	46,075	733,034	5,710	444,196	3,434	6,581,494	48,282
Income Fund	32,249,800	302,624	6,312,831	61,528	339,209	3,257	38,223,422	360,765
International Emerging Markets Fund	882,815	18,295	25,412	610	7,475	180	900,752	18,710
LargeCap Growth Fund	6,672,254	45,708	930,870	10,050	124,468	1,368	7,478,656	54,341
LargeCap Growth Fund II	2,395,356	16,146	266,189	2,654	426,601	4,469	2,234,944	14,804
LargeCap Value Fund	7,635,435	86,932	1,292,553	16,783	139,201	1,798	8,788,787	101,836
MidCap Fund	1,318,425	14,379	41,431	833	17,744	358	1,342,112	14,880
Preferred Securities Fund	2,826,610	23,347	327,799	3,308	36,209	360	3,118,200	26,263
Principal Capital Appreciation Fund	1,257,040	40,954	73,259	3,935	73,180	4,129	1,257,119	40,956
Short-Term Income Fund	6,939,240	82,620	915,704	11,209	58,746	718	7,796,198	93,106
SmallCap Growth Fund I	1,874,269	19,817	238,986	3,317	481,949	6,545	1,631,306	17,047
SmallCap Value Fund II	2,044,163	22,804	143,899	1,933	202,918	2,770	1,985,144	22,016
Small-MidCap Dividend Income Fund	1,657,363	16,656	85,384	1,151	23,235	310	1,719,512	17,499
		$1,258,019		$188,937		$50,273		$1,397,044

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$78			$—			$1
Bond & Mortgage Securities Fund		1,034			(9)			—
Diversified International Fund		1,863			5			—
Equity Income Fund		2,984			(15)			—
Global Diversified Income Fund		1,770			(7)			—
Global Multi-Strategy Fund		244			—			162
Global Real Estate Securities Fund		347			4			93
Government & High Quality Bond Fund		7,467			(440)			—
High Yield Fund		3,592			(69)			724
Income Fund		13,302			(130)			—
International Emerging Markets Fund		185			(15)			—
LargeCap Growth Fund		254			(49)			8,096
LargeCap Growth Fund II		173			473			2,056
LargeCap Value Fund		3,726			(81)			6,644
MidCap Fund		156			26			470
Preferred Securities Fund		1,672			(32)			791
Principal Capital Appreciation Fund		787			196			1,449
Short-Term Income Fund		1,540			(5)			47
SmallCap Growth Fund I		430			458			2,462
SmallCap Value Fund II		138			49			1,795
Small-MidCap Dividend Income Fund		535			2			408
		$42,277			$361			$25,198
Amounts in thousands except shares

See accompanying notes

68

		Schedule of Investments
	SAM Conservative Growth Portfolio
		October 31, 2014

INVESTMENT COMPANIES - 100.08%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 100.08%
Blue Chip Fund (a)	7,149,147	$108,811
Diversified International Fund (a)	31,225,189	372,829
Diversified Real Asset Fund (a)	3,693,377	46,943
Equity Income Fund (a)	21,119,412	555,440
Global Multi-Strategy Fund (a)	15,123,053	167,866
Global Real Estate Securities Fund (a)	3,828,640	35,453
Government & High Quality Bond Fund (a)	7,926,599	87,510
High Yield Fund (a)	2,490,537	19,102
Income Fund (a)	16,436,805	160,752
International Emerging Markets Fund (a)	3,636,303	90,471
LargeCap Growth Fund (a)	28,991,788	345,872
LargeCap Growth Fund II (a)	7,982,034	87,164
LargeCap Value Fund (a)	32,588,127	452,975
MidCap Fund (a)	4,889,848	109,190
Preferred Securities Fund (a)	1,556,237	16,231
Principal Capital Appreciation Fund (a)	4,889,573	291,761
Short-Term Income Fund (a)	3,052,997	37,338
SmallCap Growth Fund I (a)	6,167,699	86,656
SmallCap Value Fund II (a)	7,988,977	112,645
Small-MidCap Dividend Income Fund (a)	6,372,977	90,178
		$3,275,187
TOTAL INVESTMENT COMPANIES		$3,275,187
Total Investments		$3,275,187
Liabilities in Excess of Other Assets, Net - (0.08)%		$(2,468)
TOTAL NET ASSETS - 100.00%		$3,272,719

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	68.48%
International Equity Funds	15.24%
Fixed Income Funds	9.80%
Specialty Funds	6.56%
Liabilities in Excess of Other Assets, Net	(0.08)%
TOTAL NET ASSETS	100.00%

See accompanying notes

69

Schedule of Investments
SAM Conservative Growth Portfolio
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	7,160,712	$91,640	80,756	$1,117	92,321	$1,281	7,149,147	$91,484
Diversified International Fund	31,002,661	304,375	860,146	10,140	637,618	7,581	31,225,189	306,933
Diversified Real Asset Fund	3,661,797	40,634	81,011	971	49,431	598	3,693,377	41,033
Equity Income Fund	20,795,857	318,238	615,538	15,238	291,983	6,975	21,119,412	326,475
Global Multi-Strategy Fund	12,643,877	131,054	2,499,831	27,387	20,655	222	15,123,053	158,219
Global Real Estate Securities Fund	2,369,680	17,152	1,504,091	13,117	45,131	375	3,828,640	29,913
Government & High Quality Bond	9,123,150	95,503	410,277	4,492	1,606,828	17,681	7,926,599	82,764
Fund
High Yield Fund	2,252,527	14,726	238,010	1,853	—	—	2,490,537	16,579
Income Fund	15,337,182	138,897	1,216,640	11,835	117,017	1,126	16,436,805	149,594
International Emerging Markets Fund	3,605,525	85,666	71,167	1,707	40,389	974	3,636,303	86,327
LargeCap Growth Fund	26,261,037	173,345	3,188,251	34,234	457,500	5,100	28,991,788	202,795
LargeCap Growth Fund II	9,257,365	59,007	942,517	9,377	2,217,848	23,173	7,982,034	49,517
LargeCap Value Fund	29,091,629	338,299	3,878,971	50,039	382,473	4,964	32,588,127	383,260
MidCap Fund	4,825,054	39,990	139,014	2,795	74,220	1,501	4,889,848	41,536
Preferred Securities Fund	1,446,075	10,236	147,674	1,490	37,512	375	1,556,237	11,345
Principal Capital Appreciation Fund	4,967,520	157,038	197,342	10,584	275,289	15,502	4,889,573	153,129
Short-Term Income Fund	2,843,614	33,786	209,383	2,563	—	—	3,052,997	36,349
SmallCap Growth Fund I	7,452,261	75,699	886,113	12,257	2,170,675	29,686	6,167,699	61,971
SmallCap Value Fund II	8,147,618	90,888	610,224	8,203	768,865	10,526	7,988,977	88,769
Small-MidCap Dividend Income Fund	6,160,405	61,191	297,183	4,013	84,611	1,127	6,372,977	64,082
		$2,277,364		$223,412		$128,767		$2,382,074

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$297			$8			$2
Diversified International Fund		7,236			(1)			—
Diversified Real Asset Fund		832			26			139
Equity Income Fund		11,769			(26)			—
Global Multi-Strategy Fund		894			—			594
Global Real Estate Securities Fund		932			19			266
Government & High Quality Bond Fund		3,082			450			—
High Yield Fund		1,299			—			258
Income Fund		6,030			(12)			—
International Emerging Markets Fund		748			(72)			—
LargeCap Growth Fund		992			316			31,596
LargeCap Growth Fund II		665			4,306			7,895
LargeCap Value Fund		14,122			(114)			25,188
MidCap Fund		570			252			1,718
Preferred Securities Fund		838			(6)			400
Principal Capital Appreciation Fund		3,077			1,009			5,674
Short-Term Income Fund		615			—			19
SmallCap Growth Fund I		1,701			3,701			9,738
SmallCap Value Fund II		548			204			7,147
Small-MidCap Dividend Income Fund		1,988			5			1,518
		$58,235			$10,065			$92,152
Amounts in thousands except shares

See accompanying notes

70

			Schedule of Investments
			SAM Flexible Income Portfolio
			October 31, 2014

INVESTMENT COMPANIES - 99.84%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 99.84%
Blue Chip Fund (a)	1,350,809		$20,559
Bond & Mortgage Securities Fund (a)	7,035,669		77,111
Diversified International Fund (a)	4,358,106		52,036
Equity Income Fund (a)	6,391,396		168,094
Global Diversified Income Fund (a)	6,735,478		99,079
Global Real Estate Securities Fund (a)	2,305,591		21,350
Government & High Quality Bond Fund (a)	26,445,155		291,954
High Yield Fund (a)	13,450,642		103,166
Income Fund (a)	62,497,941		611,230
International Emerging Markets Fund (a)	797,008		19,830
LargeCap Growth Fund (a)	7,040,783		83,997
LargeCap Value Fund (a)	8,279,764		115,089
Preferred Securities Fund (a)	7,577,507		79,033
Principal Capital Appreciation Fund (a)	644,235		38,441
Short-Term Income Fund (a)	14,156,370		173,132
SmallCap Growth Fund I (a)	1,509,044		21,202
Small-MidCap Dividend Income Fund (a)	6,464,859		91,478
			$2,066,781
TOTAL INVESTMENT COMPANIES			$2,066,781
Total Investments			$2,066,781
Other Assets in Excess of Liabilities, Net - 0.16%			$3,305
TOTAL NET ASSETS - 100.00%			$2,070,086

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	64.52%
Domestic Equity Funds	26.03%
Specialty Funds	4.79%
International Equity Funds	4.50%
Other Assets in Excess of Liabilities, Net	0.16%
TOTAL NET ASSETS	100.00%

See accompanying notes

71

Schedule of Investments
SAM Flexible Income Portfolio
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	1,346,752	$17,291	4,057	$56	—	$—	1,350,809	$17,347
Bond & Mortgage Securities Fund	6,670,493	73,025	483,017	5,241	117,841	1,264	7,035,669	76,956
Diversified International Fund	4,559,411	41,805	89,437	1,057	290,742	3,498	4,358,106	39,535
Equity Income Fund	6,309,509	105,751	254,728	6,283	172,841	4,225	6,391,396	107,829
Global Diversified Income Fund	5,745,137	77,101	1,050,134	15,361	59,793	843	6,735,478	91,613
Global Real Estate Securities Fund	1,664,295	12,081	666,626	5,824	25,330	211	2,305,591	17,680
Government & High Quality Bond	26,037,134	282,269	1,465,535	16,046	1,057,514	11,605	26,445,155	286,309
Fund
High Yield Fund	11,652,970	85,126	1,959,961	15,310	162,289	1,264	13,450,642	99,129
Income Fund	53,494,700	503,421	9,472,928	92,508	469,687	4,513	62,497,941	591,233
International Emerging Markets Fund	793,634	17,599	20,803	497	17,429	421	797,008	17,639
LargeCap Growth Fund	6,384,633	49,477	850,636	9,183	194,486	2,163	7,040,783	56,547
LargeCap Value Fund	6,197,732	71,578	2,178,305	28,797	96,273	1,264	8,279,764	99,077
Preferred Securities Fund	6,324,128	51,003	1,337,764	13,698	84,385	844	7,577,507	63,839
Principal Capital Appreciation Fund	696,595	23,812	22,814	1,224	75,174	4,236	644,235	21,615
Short-Term Income Fund	11,320,738	134,417	2,860,043	35,011	24,411	299	14,156,370	169,128
SmallCap Growth Fund I	1,700,311	19,490	188,441	2,599	379,708	5,291	1,509,044	16,848
Small-MidCap Dividend Income Fund	6,070,337	65,882	489,299	6,631	94,777	1,264	6,464,859	71,248
		$1,631,128		$255,326		$43,205		$1,843,572

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$56			$—			$—
Bond & Mortgage Securities Fund		2,043			(46)			—
Diversified International Fund		1,057			171			—
Equity Income Fund		3,561			20			—
Global Diversified Income Fund		4,044			(6)			—
Global Real Estate Securities Fund		632			(14)			187
Government & High Quality Bond Fund		9,194			(401)			—
High Yield Fund		6,818			(43)			1,332
Income Fund		21,636			(183)			—
International Emerging Markets Fund		164			(36)			—
LargeCap Growth Fund		241			50			7,669
LargeCap Value Fund		3,006			(34)			5,361
Preferred Securities Fund		3,860			(18)			1,758
Principal Capital Appreciation Fund		430			815			794
Short-Term Income Fund		2,580			(1)			75
SmallCap Growth Fund I		386			50			2,211
Small-MidCap Dividend Income Fund		1,966			(1)			1,497
		$61,674			$323			$20,884
Amounts in thousands except shares

See accompanying notes

72

			Schedule of Investments
			SAM Strategic Growth Portfolio
			October 31, 2014

INVESTMENT COMPANIES - 100.18%	Shares Held	Value	(000	's)

Principal Funds, Inc. Institutional Class - 100.18%
Blue Chip Fund (a)	5,541,109		$84,336
Diversified International Fund (a)	15,786,727		188,493
Equity Income Fund (a)	14,709,390		386,857
Global Real Estate Securities Fund (a)	3,758,359		34,802
International Emerging Markets Fund (a)	3,741,082		93,078
LargeCap Growth Fund (a)	30,647,271		365,622
LargeCap Growth Fund II (a)	4,750,807		51,879
LargeCap Value Fund (a)	27,454,655		381,620
MidCap Fund (a)	1,432,945		31,998
Principal Capital Appreciation Fund (a)	3,625,414		216,328
SmallCap Growth Fund I (a)	3,530,582		49,605
SmallCap Value Fund II (a)	5,248,559		74,005
Small-MidCap Dividend Income Fund (a)	4,112,942		58,198
			$2,016,821
TOTAL INVESTMENT COMPANIES			$2,016,821
Total Investments			$2,016,821
Liabilities in Excess of Other Assets, Net - (0.18)%			$(3,644)
TOTAL NET ASSETS - 100.00%			$2,013,177

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	84.47%
International Equity Funds	15.71%
Liabilities in Excess of Other Assets, Net	(0.18)%
TOTAL NET ASSETS	100.00%

See accompanying notes

73

Schedule of Investments
SAM Strategic Growth Portfolio
October 31, 2014

	October 31,	October 31,					October 31,	October 31,
Affiliated Securities	2013	2013	Purchases	Purchases	Sales	Sales	2014	2014
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	5,592,207	$71,283	37,024	$513	88,122	$1,216	5,541,109	$70,608
Diversified International Fund	16,509,940	154,884	377,411	4,456	1,100,624	13,188	15,786,727	147,133
Equity Income Fund	14,617,850	233,973	376,393	9,381	284,853	6,828	14,709,390	236,475
Global Real Estate Securities Fund	2,759,476	19,644	1,035,443	8,907	36,560	304	3,758,359	28,263
International Emerging Markets Fund	3,730,271	87,447	56,205	1,349	45,394	1,084	3,741,082	87,609
LargeCap Growth Fund	27,826,846	208,708	3,413,454	36,679	593,029	6,608	30,647,271	238,736
LargeCap Growth Fund II	7,250,714	46,784	693,450	6,892	3,193,357	33,252	4,750,807	28,355
LargeCap Value Fund	24,713,997	295,608	3,125,668	40,254	385,010	5,007	27,454,655	330,734
MidCap Fund	1,411,508	11,648	36,488	734	15,051	305	1,432,945	12,113
Principal Capital Appreciation Fund	3,566,312	113,247	128,702	6,905	69,600	3,754	3,625,414	116,449
SmallCap Growth Fund I	5,510,797	55,784	634,906	8,772	2,615,121	35,846	3,530,582	35,165
SmallCap Value Fund II	5,479,229	57,366	398,363	5,354	629,033	8,641	5,248,559	54,283
Small-MidCap Dividend Income Fund	3,981,323	39,391	171,780	2,324	40,161	535	4,112,942	41,217
		$1,395,767		$132,520		$116,568		$1,427,140

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$231			$28			$2
Diversified International Fund		3,839			981			—
Equity Income Fund		8,227			(51)			—
Global Real Estate Securities Fund		1,053			16			310
International Emerging Markets Fund		774			(103)			—
LargeCap Growth Fund		1,048			(43)			33,367
LargeCap Growth Fund II		519			7,931			6,156
LargeCap Value Fund		11,965			(121)			21,334
MidCap Fund		167			36			503
Principal Capital Appreciation Fund		2,204			51			4,062
SmallCap Growth Fund I		1,257			6,455			7,195
SmallCap Value Fund II		368			204			4,794
Small-MidCap Dividend Income Fund		1,282			37			978
		$32,934			$15,421			$78,701
Amounts in thousands except shares

See accompanying notes

74

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75

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
PRINCIPAL LIFETIME 2010 FUND
Class A shares
2014	$13.18	$0.23	$0.57	$0.80	($0.22)	$–	($0.22)	$13.76	6.14%
2013	12.18	0.24	1.01	1.25	(0.25)	–	(0.25)	13.18	10.45
2012	11.40	0.20	0.82	1.02	(0.24)	–	(0.24)	12.18	9.19
2011	11.19	0.25	0.21	0.46	(0.25)	–	(0.25)	11.40	4.13
2010	9.90	0.25	1.33	1.58	(0.29)	–	(0.29)	11.19	16.25
PRINCIPAL LIFETIME 2020 FUND
Class A shares
2014	14.32	0.23	0.82	1.05	(0.23)	(0.15)	(0.38)	14.99	7.44
2013	12.66	0.24	1.67	1.91	(0.25)	–	(0.25)	14.32	15.35
2012	11.69	0.20	1.00	1.20	(0.23)	–	(0.23)	12.66	10.46
2011	11.52	0.21	0.18	0.39	(0.22)	–	(0.22)	11.69	3.39
2010	10.09	0.22	1.47	1.69	(0.26)	–	(0.26)	11.52	16.97
Class B shares
2014	14.37	0.15	0.79	0.94	(0.07)	(0.15)	(0.22)	15.09	6.63
2013	12.66	0.19	1.64	1.83	(0.12)	–	(0.12)	14.37	14.55
2012	11.69	0.14	0.96	1.10	(0.13)	–	(0.13)	12.66	9.51
2011	11.51	0.13	0.18	0.31	(0.13)	–	(0.13)	11.69	2.67
2010	10.08	0.15	1.47	1.62	(0.19)	–	(0.19)	11.51	16.21
PRINCIPAL LIFETIME 2030 FUND
Class A shares
2014	14.48	0.23	0.95	1.18	(0.23)	(0.19)	(0.42)	15.24	8.36
2013	12.45	0.23	2.04	2.27	(0.24)	–	(0.24)	14.48	18.51
2012	11.49	0.19	0.99	1.18	(0.22)	–	(0.22)	12.45	10.50
2011	11.30	0.17	0.21	0.38	(0.19)	–	(0.19)	11.49	3.32
2010	9.80	0.19	1.53	1.72	(0.22)	–	(0.22)	11.30	17.79
Class B shares
2014	14.57	0.14	0.94	1.08	(0.09)	(0.19)	(0.28)	15.37	7.55
2013	12.50	0.18	2.00	2.18	(0.11)	–	(0.11)	14.57	17.56
2012	11.51	0.14	0.97	1.11	(0.12)	–	(0.12)	12.50	9.73
2011	11.32	0.10	0.19	0.29	(0.10)	–	(0.10)	11.51	2.55
2010	9.83	0.12	1.52	1.64	(0.15)	–	(0.15)	11.32	16.86

See accompanying notes.

76

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$42,880	0.41%(c),(d)		1.69%	24.1%
41,988	0.41 (c)	,(d)	1.93	15.2
38,144	0.41 (c)	,(d)	1.75	28.7
34,966	0.41 (c)	,(d)	2.18	16.4
38,183	0.41 (c)	,(d)	2.41	36.2

128,189	0.41 (c)	,(d)	1.60	18.6
118,277	0.41 (c)	,(d)	1.79	25.7
99,802	0.41 (c)	,(d)	1.67	21.9
85,340	0.41 (c)	,(d)	1.80	8.8
82,683	0.41 (c)	,(d)	2.02	32.0

3,302	1.16 (c)	,(d)	1.05	18.6
4,131	1.16 (c)	,(d)	1.42	25.7
6,003	1.16 (c)	,(d)	1.17	21.9
7,669	1.16 (c)	,(d)	1.11	8.8
8,573	1.16 (c)	,(d)	1.36	32.0

116,459	0.41 (c)	,(d)	1.57	15.3
104,960	0.41 (c)	,(d)	1.74	25.1
84,188	0.41 (c)	,(d)	1.63	20.0
69,285	0.41 (c)	,(d)	1.46	10.7
62,470	0.41 (c)	,(d)	1.83	32.1

3,758	1.16 (c)	,(d)	0.96	15.3
4,009	1.16 (c)	,(d)	1.33	25.1
5,326	1.16 (c)	,(d)	1.19	20.0
6,963	1.16 (c)	,(d)	0.84	10.7
7,929	1.16 (c)	,(d)	1.17	32.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

77

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:
	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
PRINCIPAL LIFETIME 2040 FUND
Class A shares
2014	$14.80	$0.21	$1.09	$1.30	($0.23)	($0.37)	($0.60)	$15.50	9.02%
2013	12.42	0.22	2.39	2.61	(0.23)	–	(0.23)	14.80	21.35
2012	11.42	0.17	1.03	1.20	(0.20)	–	(0.20)	12.42	10.73
2011	11.23	0.15	0.20	0.35	(0.16)	–	(0.16)	11.42	3.08
2010	9.71	0.17	1.54	1.71	(0.19)	–	(0.19)	11.23	17.82
Class B shares
2014	14.73	0.13	1.04	1.17	(0.09)	(0.37)	(0.46)	15.44	8.14
2013	12.34	0.16	2.34	2.50	(0.11)	–	(0.11)	14.73	20.43
2012	11.33	0.12	0.99	1.11	(0.10)	–	(0.10)	12.34	9.90
2011	11.13	0.07	0.20	0.27	(0.07)	–	(0.07)	11.33	2.40
2010	9.64	0.10	1.51	1.61	(0.12)	–	(0.12)	11.13	16.86
PRINCIPAL LIFETIME 2050 FUND
Class A shares
2014	14.61	0.20	1.13	1.33	(0.22)	(0.41)	(0.63)	15.31	9.43
2013	12.11	0.19	2.53	2.72	(0.22)	–	(0.22)	14.61	22.78
2012	11.09	0.16	1.03	1.19	(0.17)	–	(0.17)	12.11	10.98
2011	10.90	0.14	0.19	0.33	(0.14)	–	(0.14)	11.09	2.95
2010	9.38	0.15	1.53	1.68	(0.16)	–	(0.16)	10.90	18.10
Class B shares
2014	14.51	0.13	1.08	1.21	(0.07)	(0.41)	(0.48)	15.24	8.59
2013	12.01	0.16	2.45	2.61	(0.11)	–	(0.11)	14.51	21.92
2012	10.98	0.09	1.01	1.10	(0.07)	–	(0.07)	12.01	10.14
2011	10.79	0.06	0.18	0.24	(0.05)	–	(0.05)	10.98	2.17
2010	9.30	0.08	1.51	1.59	(0.10)	–	(0.10)	10.79	17.16
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
2014	11.94	0.22	0.36	0.58	(0.22)	–	(0.22)	12.30	4.92
2013	11.60	0.26	0.34	0.60	(0.26)	–	(0.26)	11.94	5.26
2012	11.00	0.21	0.67	0.88	(0.28)	–	(0.28)	11.60	8.17
2011	10.93	0.31	0.06	0.37	(0.30)	–	(0.30)	11.00	3.50
2010	9.95	0.32	1.00	1.32	(0.34)	–	(0.34)	10.93	13.67
Class B shares
2014	11.84	0.14	0.34	0.48	(0.09)	–	(0.09)	12.23	4.12
2013	11.49	0.19	0.32	0.51	(0.16)	–	(0.16)	11.84	4.45
2012	10.88	0.15	0.63	0.78	(0.17)	–	(0.17)	11.49	7.28
2011	10.81	0.23	0.06	0.29	(0.22)	–	(0.22)	10.88	2.73
2010	9.86	0.25	0.99	1.24	(0.29)	–	(0.29)	10.81	12.81

See accompanying notes.

78

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$82,944	0.41%(c),(d)		1.43%	11.5%
69,974	0.41 (c)	,(d)	1.65	30.1
54,432	0.41 (c)	,(d)	1.44	12.5
44,108	0.41 (c)	,(d)	1.28	12.6
38,484	0.41 (c)	,(d)	1.62	31.4

3,159	1.16 (c)	,(d)	0.88	11.5
3,300	1.16 (c)	,(d)	1.22	30.1
3,973	1.16 (c)	,(d)	1.01	12.5
5,195	1.16 (c)	,(d)	0.61	12.6
5,620	1.16 (c)	,(d)	1.00	31.4

61,439	0.41 (c)	,(d)	1.35	9.9
50,375	0.41 (c)	,(d)	1.43	29.5
31,354	0.41 (c)	,(d)	1.35	10.5
26,285	0.41 (c)	,(d)	1.18	15.5
23,723	0.41 (c)	,(d)	1.45	30.1

934	1.16 (c)	,(d)	0.90	9.9
1,012	1.16 (c)	,(d)	1.19	29.5
1,258	1.16 (c)	,(d)	0.81	10.5
1,491	1.16 (c)	,(d)	0.53	15.5
1,783	1.16 (c)	,(d)	0.83	30.1

31,332	0.41 (c)	,(d)	1.85	26.8
30,838	0.41 (c)	,(d)	2.20	14.6
29,464	0.41 (c)	,(d)	1.90	31.1
25,812	0.41 (c)	,(d)	2.87	19.8
25,982	0.41 (c)	,(d)	3.09	46.9

336	1.16 (c)	,(d)	1.20	26.8
379	1.16 (c)	,(d)	1.64	14.6
461	1.16 (c)	,(d)	1.39	31.1
798	1.16 (c)	,(d)	2.14	19.8
840	1.16 (c)	,(d)	2.43	46.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Fund invests.

See accompanying notes.

79

			FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:
	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
SAM BALANCED PORTFOLIO
Class A shares
2014	$15.60	$0.26	$1.04	$1.30	($0.26)	($0.25)	($0.51)	$16.39	8.50%
2013	13.70	0.26	1.90	2.16	(0.26)	–	(0.26)	15.60	15.97
2012	12.67	0.26	1.03	1.29	(0.26)	–	(0.26)	13.70	10.27
2011	12.45	0.28	0.22	0.50	(0.28)	–	(0.28)	12.67	4.03
2010	11.00	0.26	1.46	1.72	(0.27)	–	(0.27)	12.45	15.84
Class B shares
2014	15.60	0.17	0.99	1.16	(0.13)	(0.25)	(0.38)	16.38	7.57
2013	13.68	0.16	1.89	2.05	(0.13)	–	(0.13)	15.60	15.11
2012	12.65	0.16	1.00	1.16	(0.13)	–	(0.13)	13.68	9.29
2011	12.42	0.19	0.21	0.40	(0.17)	–	(0.17)	12.65	3.22
2010	10.97	0.17	1.45	1.62	(0.17)	–	(0.17)	12.42	14.88
Class C shares
2014	15.43	0.14	1.02	1.16	(0.14)	(0.25)	(0.39)	16.20	7.67
2013	13.55	0.15	1.89	2.04	(0.16)	–	(0.16)	15.43	15.17
2012	12.54	0.16	1.01	1.17	(0.16)	–	(0.16)	13.55	9.42
2011	12.33	0.19	0.21	0.40	(0.19)	–	(0.19)	12.54	3.22
2010	10.89	0.17	1.45	1.62	(0.18)	–	(0.18)	12.33	15.03
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
2014	12.05	0.25	0.58	0.83	(0.24)	(0.23)	(0.47)	12.41	7.10
2013	11.22	0.25	0.89	1.14	(0.25)	(0.06)	(0.31)	12.05	10.41
2012	10.56	0.27	0.70	0.97	(0.26)	(0.05)	(0.31)	11.22	9.39
2011	10.46	0.30	0.10	0.40	(0.30)	–	(0.30)	10.56	3.81
2010	9.47	0.29	1.00	1.29	(0.30)	–	(0.30)	10.46	13.84
Class B shares
2014	12.06	0.18	0.56	0.74	(0.14)	(0.23)	(0.37)	12.43	6.30
2013	11.22	0.18	0.88	1.06	(0.16)	(0.06)	(0.22)	12.06	9.57
2012	10.55	0.18	0.70	0.88	(0.16)	(0.05)	(0.21)	11.22	8.48
2011	10.44	0.22	0.09	0.31	(0.20)	–	(0.20)	10.55	3.00
2010	9.45	0.22	0.98	1.20	(0.21)	–	(0.21)	10.44	12.89
Class C shares
2014	11.95	0.16	0.58	0.74	(0.16)	(0.23)	(0.39)	12.30	6.30
2013	11.13	0.16	0.89	1.05	(0.17)	(0.06)	(0.23)	11.95	9.60
2012	10.48	0.18	0.70	0.88	(0.18)	(0.05)	(0.23)	11.13	8.57
2011	10.38	0.22	0.10	0.32	(0.22)	–	(0.22)	10.48	3.07
2010	9.40	0.22	0.99	1.21	(0.23)	–	(0.23)	10.38	12.99

See accompanying notes.

80

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$2,083,846	0.65	%(c)	1.63%	3.3%
1,923,276	0.68	(c)	1.78	16.9
1,675,088	0.71	(c)	1.94	9.6
1,580,189	0.70	(c)	2.19	29.6
1,627,536	0.71	(c)	2.21	13.2

76,824	1.45 (c)	,(d)	1.10	3.3
116,391	1.51 (c)	,(d)	1.12	16.9
173,375	1.55 (c)	,(d)	1.22	9.6
279,613	1.50 (c)	,(d)	1.46	29.6
437,393	1.51	(c)	1.46	13.2

732,362	1.40	(c)	0.88	3.3
654,170	1.41	(c)	1.03	16.9
554,609	1.45	(c)	1.21	9.6
541,446	1.43	(c)	1.46	29.6
576,580	1.45	(c)	1.47	13.2

490,692	0.63 (c)	,(d)	2.07	3.2
439,792	0.63 (c)	,(d)	2.18	13.1
382,440	0.70	(c)	2.45	6.8
335,253	0.70	(c)	2.79	21.4
313,168	0.70	(c)	2.94	11.4

13,287	1.38 (c)	,(d)	1.51	3.2
19,902	1.38 (c)	,(d)	1.58	13.1
32,590	1.56 (c)	,(d)	1.70	6.8
50,227	1.51 (c)	,(d)	2.05	21.4
77,135	1.51	(c)	2.17	11.4

242,887	1.38 (c)	,(d)	1.30	3.2
209,997	1.38 (c)	,(d)	1.42	13.1
179,925	1.44	(c)	1.72	6.8
168,814	1.44	(c)	2.06	21.4
172,782	1.45	(c)	2.20	11.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

81

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:
	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
2014	$17.53	$0.21	$1.50	$1.71	($0.23)	($0.15)	($0.38)	$18.86	9.90%
2013	14.73	0.22	2.81	3.03	(0.23)	–	(0.23)	17.53	20.88
2012	13.48	0.19	1.26	1.45	(0.20)	–	(0.20)	14.73	10.92
2011	13.13	0.19	0.35	0.54	(0.19)	–	(0.19)	13.48	4.10
2010	11.38	0.17	1.77	1.94	(0.19)	–	(0.19)	13.13	17.21
Class B shares
2014	16.92	0.13	1.38	1.51	(0.03)	(0.15)	(0.18)	18.25	9.00
2013	14.18	0.11	2.69	2.80	(0.06)	–	(0.06)	16.92	19.86
2012	12.94	0.09	1.21	1.30	(0.06)	–	(0.06)	14.18	10.06
2011	12.59	0.09	0.32	0.41	(0.06)	–	(0.06)	12.94	3.27
2010	10.92	0.08	1.68	1.76	(0.09)	–	(0.09)	12.59	16.22
Class C shares
2014	16.59	0.08	1.40	1.48	(0.11)	(0.15)	(0.26)	17.81	9.05
2013	13.95	0.09	2.68	2.77	(0.13)	–	(0.13)	16.59	20.01
2012	12.77	0.08	1.20	1.28	(0.10)	–	(0.10)	13.95	10.09
2011	12.44	0.09	0.33	0.42	(0.09)	–	(0.09)	12.77	3.38
2010	10.80	0.07	1.68	1.75	(0.11)	–	(0.11)	12.44	16.29
SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
2014	12.37	0.32	0.46	0.78	(0.32)	(0.19)	(0.51)	12.64	6.44
2013	11.99	0.33	0.50	0.83	(0.34)	(0.11)	(0.45)	12.37	7.09
2012	11.32	0.36	0.68	1.04	(0.35)	(0.02)	(0.37)	11.99	9.30
2011	11.31	0.40	0.01	0.41	(0.40)	–	(0.40)	11.32	3.64
2010	10.44	0.39	0.90	1.29	(0.42)	–	(0.42)	11.31	12.61
Class B shares
2014	12.39	0.22	0.44	0.66	(0.20)	(0.19)	(0.39)	12.66	5.45
2013	12.00	0.22	0.50	0.72	(0.22)	(0.11)	(0.33)	12.39	6.10
2012	11.32	0.27	0.68	0.95	(0.25)	(0.02)	(0.27)	12.00	8.43
2011	11.31	0.31	–	0.31	(0.30)	–	(0.30)	11.32	2.74
2010	10.43	0.30	0.90	1.20	(0.32)	–	(0.32)	11.31	11.69
Class C shares
2014	12.27	0.22	0.45	0.67	(0.22)	(0.19)	(0.41)	12.53	5.61
2013	11.90	0.23	0.50	0.73	(0.25)	(0.11)	(0.36)	12.27	6.25
2012	11.23	0.27	0.68	0.95	(0.26)	(0.02)	(0.28)	11.90	8.56
2011	11.23	0.31	–	0.31	(0.31)	–	(0.31)	11.23	2.80
2010	10.36	0.30	0.90	1.20	(0.33)	–	(0.33)	11.23	11.81

See accompanying notes.

82

				FINANCIAL HIGHLIGHTS (Continued) PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$1,493,034	0.65	%(c)	1.17%	4.0%
1,372,490	0.68	(c)	1.35	20.2
1,174,694	0.72	(c)	1.32	13.1
1,124,629	0.71	(c)	1.42	31.9
1,178,547	0.72	(c)	1.37	15.4

57,673	1.48 (c)	,(d)	0.72	4.0
89,160	1.53 (c)	,(d)	0.73	20.2
132,576	1.55 (c)	,(d)	0.63	13.1
210,707	1.51 (c)	,(d)	0.70	31.9
317,492	1.52	(c)	0.64	15.4

551,460	1.40	(c)	0.44	4.0
510,553	1.43	(c)	0.61	20.2
443,838	1.47	(c)	0.59	13.1
447,955	1.46	(c)	0.68	31.9
493,019	1.48	(c)	0.64	15.4

793,238	0.64	(c)	2.57	2.2
718,931	0.66	(c)	2.71	10.5
612,795	0.69	(c)	3.08	5.5
521,730	0.69	(c)	3.48	19.6
461,662	0.70	(c)	3.56	9.5

16,548	1.54 (c)	,(d)	1.77	2.2
24,399	1.61 (c)	,(d)	1.85	10.5
39,066	1.53 (c)	,(d)	2.31	5.5
63,476	1.52 (c)	,(d)	2.71	19.6
105,145	1.51	(c)	2.80	9.5

311,494	1.40	(c)	1.79	2.2
259,444	1.42	(c)	1.95	10.5
224,627	1.44	(c)	2.33	5.5
188,596	1.44	(c)	2.74	19.6
193,584	1.45	(c)	2.81	9.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

83

FINANCIAL HIGHLIGHTS PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31:

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
2014	$19.91	$0.21	$2.03	$2.24	($0.22)	($0.14)	($0.36)	$21.79	11.39%
2013	16.13	0.19	3.79	3.98	(0.20)	–	(0.20)	19.91	24.92
2012	14.61	0.12	1.52	1.64	(0.12)	–	(0.12)	16.13	11.31
2011	14.18	0.12	0.44	0.56	(0.13)	–	(0.13)	14.61	3.96
2010	12.14	0.12	2.07	2.19	(0.15)	–	(0.15)	14.18	18.15
Class B shares
2014	18.66	0.11	1.83	1.94	(0.01)	(0.14)	(0.15)	20.45	10.46
2013	15.08	0.08	3.52	3.60	(0.02)	–	(0.02)	18.66	23.89
2012	13.66	0.01	1.41	1.42	–	–	–	15.08	10.40
2011	13.25	0.01	0.41	0.42	(0.01)	–	(0.01)	13.66	3.14
2010	11.35	0.03	1.92	1.95	(0.05)	–	(0.05)	13.25	17.25
Class C shares
2014	18.61	0.05	1.89	1.94	(0.09)	(0.14)	(0.23)	20.32	10.54
2013	15.09	0.06	3.54	3.60	(0.08)	–	(0.08)	18.61	24.00
2012	13.67	0.01	1.42	1.43	(0.01)	–	(0.01)	15.09	10.47
2011	13.27	0.01	0.42	0.43	(0.03)	–	(0.03)	13.67	3.26
2010	11.39	0.03	1.92	1.95	(0.07)	–	(0.07)	13.27	17.14

See accompanying notes.

84

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.

	Ratio of		Ratio of Net
	Expenses to		Investment Income
Net Assets, End of	Average Net		to Average Net	Portfolio
Period (in thousands)	Assets		Assets	Turnover Rate

$989,320	0.67	%(c)	1.00%	5.9%
921,467	0.71	(c)	1.08	26.5
767,482	0.76	(c)	0.78	13.6
726,580	0.75	(c)	0.77	37.7
754,854	0.77	(c)	0.94	15.6

45,191	1.50 (c)	,(d)	0.55	5.9
68,492	1.56 (c)	,(d)	0.49	26.5
97,162	1.60 (c)	,(d)	0.10	13.6
150,302	1.54 (c)	,(d)	0.07	37.7
216,781	1.56	(c)	0.23	15.6

333,072	1.42	(c)	0.27	5.9
317,406	1.46	(c)	0.36	26.5
273,694	1.51	(c)	0.06	13.6
274,978	1.49	(c)	0.05	37.7
301,333	1.52	(c)	0.21	15.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, and SAM Strategic Growth Portfolio, (11 of the portfolios constituting Principal Funds, Inc., collectively, the “Funds”), as of October 31, 2014, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and transfer agent of the affiliated funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Principal Funds, Inc., at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 17, 2014

86

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2014 (unaudited)

As a shareholder of Principal Funds, Inc., you incur two types of costs: (1) transaction costs, including sales charges on purchase payments and contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Fund, Principal LifeTime 2020 Fund, Principal LifeTime 2030 Fund, Principal LifeTime 2040 Fund, Principal LifeTime 2050 Fund, Principal LifeTime Strategic Income Fund, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA accounts and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2014 to		Beginning	Account Value	May 1, 2014 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2014	2014	2014	**	May 1, 2014	2014	2014	**	Ratio
Principal LifeTime 2010 Fund
Class A	$1,000.00	$1,024.57	$2.09		$1,000.00	$1,023.14	$2.09		0.41%

Principal LifeTime 2020 Fund
Class A	1,000.00	1,031.66	2.10		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,028.63	5.93		1,000.00	1,019.36	5.90		1.16

Principal LifeTime 2030 Fund
Class A	1,000.00	1,038.15	2.11		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,033.62	5.95		1,000.00	1,019.36	5.90		1.16

Principal LifeTime 2040 Fund
Class A	1,000.00	1,041.67	2.11		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,036.94	5.96		1,000.00	1,019.36	5.90		1.16

Principal LifeTime 2050 Fund
Class A	1,000.00	1,042.92	2.11		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,038.85	5.96		1,000.00	1,019.36	5.90		1.16

Principal LifeTime Strategic Income Fund
Class A	1,000.00	1,019.90	2.09		1,000.00	1,023.14	2.09		0.41
Class B	1,000.00	1,015.78	5.89		1,000.00	1,019.36	5.90		1.16

87

		SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2014 (unaudited)

		Actual				Hypothetical
			Expenses Paid				Expenses Paid
		Ending	During Period			Ending	During Period
	Beginning	Account Value	May 1, 2014 to		Beginning	Account Value	May 1, 2014 to		Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	October 31,		Expense
	May 1, 2014	2014	2014	**	May 1, 2014	2014	2014	**	Ratio
SAM Balanced Portfolio
Class A	$1,000.00	$1,038.64	$3.29		$1,000.00	$1,021.98	$3.26		0.64%
Class B	1,000.00	1,034.74	7.03		1,000.00	1,018.30	6.97		1.37
Class C	1,000.00	1,034.58	7.18		1,000.00	1,018.15	7.12		1.40

SAM Conservative Balanced Portfolio
Class A	1,000.00	1,031.65	3.23		1,000.00	1,022.03	3.21		0.63
Class B	1,000.00	1,027.31	7.05		1,000.00	1,018.25	7.02		1.38
Class C	1,000.00	1,028.10	7.05		1,000.00	1,018.25	7.02		1.38

SAM Conservative Growth Portfolio
Class A	1,000.00	1,046.03	3.35		1,000.00	1,021.93	3.31		0.65
Class B	1,000.00	1,042.26	7.21		1,000.00	1,018.15	7.12		1.40
Class C	1,000.00	1,042.13	7.21		1,000.00	1,018.15	7.12		1.40

SAM Flexible Income Portfolio
Class A	1,000.00	1,027.13	3.22		1,000.00	1,022.03	3.21		0.63
Class B	1,000.00	1,022.70	7.44		1,000.00	1,017.85	7.43		1.46
Class C	1,000.00	1,022.64	7.14		1,000.00	1,018.15	7.12		1.40

SAM Strategic Growth Portfolio
Class A	1,000.00	1,057.25	3.42		1,000.00	1,021.88	3.36		0.66
Class B	1,000.00	1,053.04	7.40		1,000.00	1,018.00	7.27		1.43
Class C	1,000.00	1,053.40	7.35		1,000.00	1,018.05	7.22		1.42

** Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

88

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	117	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	117	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Craig Damos	President, The Damos	117	Hardin Construction
Director since 2008	Company. Formerly, CEO, The		Company
Member, Audit Committee	Weitz Company
Member, 15(c) Committee
1954

Mark A. Grimmett	Executive Vice President and	117	None
Director since 2004	CFO, Merle Norman Cosmetics,
Member, Nominating and Governance	Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	117	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	117	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

William C. Kimball	Partner, Kimball – Porter	117	Casey’s General Stores,
Director since 1999	Investments L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Karen (“Karrie”) McMillan	Formerly, General Counsel,	117	None
Director since September 2014	Investment Company Institute
Member, Operations Committee
1961

Daniel Pavelich	Retired.	117	None
Director since 2007
Member, Audit Committee
Member, 15(c) Committee
1944

89

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	117	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
Executive Vice President	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
Executive Vice President/ Chief
Operating Officer, the Manager
Director, Princor
President, Princor
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge (2008-2011)	117	None
Director since 2008	Director, Finisterre since 2011
President, CEO, and Chairman	Chairman, Principal Financial
Member, Executive Committee	Advisors, Inc. (“PFA”) since 2010
1959	Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC
Chairman, the Manager since 2011
President, the Manager since 2008
Chairman, Princor since 2011
Chief Executive Officer, Princor since
2009
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

90

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1955

David J. Brown

Chief Compliance Officer

711 High Street, Des Moines, IA 50392 1960

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”) Counsel, PLIC

Senior Vice President, PFD

Vice President/Compliance, PLIC

Senior Vice President, the Manager Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Treasurer 711 High Street, Des Moines, IA 50392 1963

Vice President/Treasurer, Edge since 2011 Vice President/Treasurer, PFA since 2011

Vice President/Treasurer, PFD since 2011 Vice President/Treasurer, PGI since 2011 Vice President/Treasurer, PLIC since 2011 Vice President/Treasurer, the Manager since 2011 Vice President/Treasurer, Post since 2011 Vice President/Treasurer, Principal-REI since 2011 Vice President/Treasurer, Princor since 2011 Vice President/Treasurer, PSS since 2011 Treasurer, Spectrum since 2011

Ernie H. Gillum

Vice President, Assistant Secretary 711 High Street, Des Moines, IA 50392 1955

Carolyn F. Kolks Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1962

Jennifer A. Mills Assistant Counsel

711 High Street, Des Moines, IA 50392 1973

Vice President/Chief Compliance Officer, the Manager

Vice President/Chief Compliance Officer, PSS

Counsel, PGI Counsel, PLIC

Counsel, PFD (2009-2013) Counsel, PLIC

Counsel, the Manager (2009-2013) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Layne A. Rasmussen Vice President, Controller, and CFO 711 High Street, Des Moines, IA 50392 1958 Michael D. Roughton Counsel 711 High Street, Des Moines, IA 50392 1951

Vice President/Controller – Principal Funds, the Manager

Senior Vice President/Counsel, PFA Senior Vice President/Counsel, PFD

Vice President & Associate General Counsel, PLIC Senior Vice President/Counsel, the Manager Senior Vice President/Counsel, Princor (2009-2013) Senior Vice President/Counsel, PSS

Britney L. Schnathorst Assistant Counsel 1981	Counsel, PLIC since 2013 Prior thereto, Attorney in Private Practice

91

Name, Position Held with the Fund, Address, and Year of Birth Adam U. Shaikh Assistant Counsel 711 High Street, Des Moines, IA 50392 1972	Principal Occupation(s) During past 5 years Counsel, PFD (2006-2013) Counsel, PLIC Counsel, the Manager (2007-2013) Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966

Assistant Vice President/Treasury, PFA since 2013 Director – Treasury, PFA (2011-2013)

Assistant Vice President/Treasury, PFD since 2013 Director – Treasury, PFD (2011-2013) Assistant Vice President/Treasury, PLIC

Assistant Vice President/Treasury, the Manager Assistant Vice President/Treasury, Princor since 2013 Director – Treasury, Princor (2008-2009, 2011-2013) Assistant Vice President/Treasury, PSS

Beth Wilson Vice President and Secretary 711 High Street, Des Moines, IA 50392 1956	Vice President, the Manager (2007-2013) Vice President, Princor (2007-2009)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2014, and the Statement of Additional Information dated March 1, 2014. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

92

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; and (2) an Amended & Restated Management Agreement with Principal Management Corporation related to the Principal LifeTime Hybrid Income Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund and Principal LifeTime Hybrid 2060 Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 9, 2014 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-five (65) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Advisory LLC; Causeway Capital Management LLC.; Clearbridge Investments, LLC; Colonial First State Asset Management (Australia) Limited; Columbus Circle Investors (“Columbus Circle”); DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisers, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Partners Investment Management, LLC; J.P. Morgan Investment Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Post Advisory Group, LLC (“Post”); Principal Global Investors, LLC (“PGI”); Principal Real Estate Investors, LLC (“Principal-REI”); Robert W. Baird & Co. Incorporated; Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; T. Rowe Price Associates, Inc.; Tortoise Capital Advisors, LLC; Vaughan Nelson Investment Management, LP; W. H. Reaves & Co., Inc.; Westwood Management Corp.; and William Blair & Company, L.L.C.; (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and all PFI Funds-of-Funds (except the SAM Portfolios), the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and it considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board noted that the Manager applies the due diligence standards to the selection, monitoring and replacement of subadvisors and the Manager proposes the selection of the most suitable subadvisors, with a process that emphasizes Principal affiliated subadvisors, subject to the due diligence standards. The Board also took note that the Manager applied the due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that it had previously reviewed the annual best execution and soft dollar reports and found no issues that affected its consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under the Management Agreement were satisfactory.

93

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (reviewing both the investment return during the three-year period and the blended investment return (50%/50%) of the three- and five-year periods), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after any fee waivers) management fee (at average fiscal year asset levels), actual non-management fees (at average fiscal year asset levels) and actual total expense ratio (at average fiscal year asset levels for Class A shares where available) to advisory fees and expense ratios of mutual funds in a narrow peer group selected by Lipper, or for two Funds, a custom peer group recommended by the Manager and reviewed by the Board (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that certain Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the 3rd Quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the 3rd Quartile, total net expense ratios were within the 3rd Quartile or better.

For the SAM Portfolios, with the exception of the SAM Conservative Balanced Portfolio, the Board considered information from management about the Manager’s active asset allocation strategy and determined that the strategy and processes justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds), with the continuation of the expense cap suggested by management, were within an acceptable range or compare favorably. With specific regard to the SAM Conservative Balanced Portfolio, although actual management fees and the total net expense ratio on the basis of Class A shares are higher than 3rd Quartile (99% and 80%, respectively) for the Expense Group, the Board concluded that the Management Agreement should be renewed, based upon all relevant factors, including that the Fund’s performance is in the 1st Quartile for each of the three-year and blended three- and five-year periods.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for ten Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the additional breakpoints in the fee schedule for two Funds proposed by management.

In the Board’ review of the expense caps in place with respect to certain classes of a number of Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such classes for an additional year and to let the expense caps for classes of certain Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

94

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2013. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, Columbus Circle, Post, and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board also noted the additional breakpoints offered by management for two Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds series do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee (25 basis points or less) on all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with its review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Principal LifeTime Hybrid Funds Management Agreement

On June 10, 2014, the Board considered, on behalf of the newly established Principal LifeTime Hybrid Income Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund and Principal LifeTime Hybrid 2060 Fund (each, a “Fund” and together, the “Funds”), the approval of the management agreement (“Management Agreement”) between PFI, for each Fund, and the Manager.

With respect to the Management Agreement, the Board considered, among other factors, that the Manager has had a long-term relationship with PFI and has demonstrated a commitment to support PFI. The Board concluded that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Management Agreement.

95

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2013 annual renewal of the Management Agreements for the other PFI Funds, the Board had: (1) reviewed the services provided by the Manager to the other PFI Funds under the Management Agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the Management Agreements for the PFI Funds; (3) considered the program developed by the Manager for identifying, recommending, monitoring and replacing subadvisors for the PFI Funds and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager and the level of compliance attained by the PFI Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager is expected to provide to each Fund under the Management Agreement are satisfactory.

Investment Performance

As each Fund is a newly created series, the Board did not review performance of the Funds since no track record was available. However, the Board reviewed the historical performance rankings as of March 31, 2014 of collective investment trusts using the same investment process as will be used for the Funds for which the Funds’ proposed portfolio managers provide non-discretionary advice, as compared to the relevant Morningstar category for one-year, three-year and since August 1, 2009 periods. The Board concluded, based on this information, that the historical investment performance record of the Manager was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered each Fund’s proposed management fee. The Board received information from the Manager, based on data supplied by Lipper, comparing the proposed management fees to advisory fees of funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Funds under the Management Agreement. The Board noted that, although each Fund’s proposed management fee schedule does not contain breakpoints, each Fund has a relatively low basis point fee for all Fund assets.

In addition, in evaluating the management fees, the Board considered the estimated profitability of the Funds to the Manager. The Board reviewed the anticipated expense ratio of each class of each Fund and considered that the Manager proposed to cap the total expense ratios for the classes at certain levels through February 28, 2016. On the basis of the information provided, the Board concluded that the proposed management fee for each Fund is reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager. The Board concluded that taking into account these potential benefits, the proposed management fee for each Fund is reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Fund.

96

FEDERAL INCOME TAX INFORMATION PRINCIPAL FUNDS, INC.

October 31, 2014 (unaudited)

Long Term Capital Gain Dividends. Certain of the Funds distributed long term capital gain dividends during the fiscal year ended October 31, 2014. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended October 31, 2014, that qualifies for the dividend received deduction is as follows:

Deductible
Percentage
Principal LifeTime 2010 Fund	18%
Principal LifeTime 2020 Fund	19%
Principal LifeTime 2030 Fund	19%
Principal LifeTime 2040 Fund	22%
Principal LifeTime 2050 Fund	23%
Principal LifeTime Strategic Income Fund	11%
SAM Balanced Portfolio	30%
SAM Conservative Balanced Portfolio	17%
SAM Conservative Growth Portfolio	59%
SAM Flexible Income Portfolio	17%
SAM Strategic Growth Portfolio	83%

Qualified Dividend Income. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax

Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended October 31, 2014, taxed at a maximum rate of 15% is as follows:

Percentage
Principal LifeTime 2010 Fund	33%
Principal LifeTime 2020 Fund	40%
Principal LifeTime 2030 Fund	43%
Principal LifeTime 2040 Fund	52%
Principal LifeTime 2050 Fund	56%
Principal LifeTime Strategic Income Fund	21%
SAM Balanced Portfolio	53%
SAM Conservative Balanced Portfolio	30%
SAM Conservative Growth Portfolio	95%
SAM Flexible Income Portfolio	23%
SAM Strategic Growth Portfolio	100%

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns.

For tax return preparation purposes, please refer to the information supplied with the 1099-DIV form you will receive from the Fund’s transfer agent.

97

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WE’LL GIVE YOU AN EDGE®

principalfunds.com

GLOBAL INVESTMENT MANAGEMENT • ASSET ALLOCATION EXPERTISE • RETIREMENT LEADERSHIP

Distributed by: Principal Funds Distributor, Inc., Member FINRA, 1100 Investment Blvd., Suite 200, El Dorado Hills, CA 95762

A mutual fund’s share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

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Note: if your shares are not held directly with Principal Funds but through a brokerage firm, please contact your broker for electronic delivery options available.

FV457-07 | 12/2014 | t140110302mu © 2014 Principal Financial Services, Inc.

Class J Shares

Principal Funds Money Market Fund

Annual Report

October 31, 2014

Letter from the President	1
Money Market Fund	2
Financial Statements	4
Notes to Financial Statements	7
Schedules of Investments	12
Financial Highlights (Includes performance information)	16
Report of Independent Registered Public Accounting Firm	18
Shareholder Expense Example	19
Supplemental Information	20

GLOBAL INVESTMENT MANAGEMENT •ASSET ALLOCATION EXPERTISE •RETIREMENT LEADERSHIP

Nora Everett
President and CEO, Principal Funds

Dear Shareholder,

Major changes have been under way for most of 2014. Perhaps the largest economic change has been the phase-out of quantitative easing by the U.S. Federal Reserve (the Fed), removing monetary stimulus from the economy by bringing its asset purchase program to a close. Global markets have been shaken throughout the year by a seemingly endless string of geopolitical pressures including tensions in the Ukraine, the ongoing ISIS war, and the Ebola crisis in Africa. These events have had a relatively minor impact on global economics, but they have been unsettling for investors.

One beneficiary of this uncertainty has been the U.S., which again is viewed as a safe haven in an uncertain world. The year began with speculation about rapidly rising interest rates; however, interest rates went the opposite direction, falling to 2.34% on October 31, 2014.1 Inflationary pressures have been absent and the Consumer Price Index (CPI) rate has remained fairly stable at 1.7% through September.2 Unemployment hit a post-recession low of 5.9% in October.1 The Fed continues to monitor inflation and unemployment as it contemplates raising short-term interest rates.

The Eurozone has seen slow growth for the past 12 months, causing the European Central Bank to ease monetary policy. The same story is playing out in Japan, and to a lesser degree in China, where soft economies have paved the way for easier monetary policies. This has contributed to a significant rally in the value of the U.S. dollar of 6.2% since the end of June.3 A rising dollar means, among other things, that goods imported to the U.S. are less expensive.

Because markets tend to fluctuate, we believe the most prudent approach for investing your portfolio is to select an allocation that is broadly diversified both across and within asset classes.4 We encourage you to work with your financial professional in choosing investments and monitoring your portfolio’s performance as you work toward realizing your financial goals.

Investments to help you reach for your goals

Our mutual funds cover a wide range of asset classes to help you diversify your portfolio as you save for the future—whether you are investing for goals that are years down the road, or closer at hand. You can select a mix of our individual funds, or you can choose one of our asset allocation funds (which are already broadly diversified).

Whatever your financial goals, we have a wide range of mutual funds to help you succeed.

On behalf of everyone at Principal Funds, I thank you for your business.

Nora Everett, President and CEO
Principal Funds

1 St. Louis Federal Reserve.
[2] Bureau of Labor Statistics.
[3] Factset.
[4] Asset allocation and diversification do not ensure a profit or protect against a loss. Past performance does not guarantee future results.

1

Money Market Fund

Portfolio Manager:

Principal Global Investors, Inc.

What contributed to or detracted from Fund performance during the fiscal year?

Performance was in line with the peer group. The portfolio continues to have a core holding of variable rate demand notes (VRDNs) that meet the need for weekly liquidity at a higher yield versus other options. The Principal Money Market Fund was not short average days to maturity, so there were no detractors.

* Variable rate demand notes are debt instruments representing borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate.

2

Money Market Fund

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, visit principalfunds.com, call your financial professional, or call 800-222-5852.

A contingent deferred sales charge may apply as follows: Class J shares: 1% on redemptions made during the first 18 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Where gross and net expenses differ, Principal Management Corporation has contractually agreed to limit the investment option’s expenses. Expense limits apply through 02/28/15 for Class J. Returns displayed are based on net total investment expense.

The 7-day simple yield more closely reflects current fund earnings than the total return data.

Average Annual Total Returns* as of October 31, 2014
		1-Year	5-Year	10-Year
Class J Shares	Excluding Sales Charge	0.00%	0.00%	1.29%
	Including Sales Charge	-1.00%	0.00%	1.29%

Total Investment Expense** as shown in the 3/1/14 prospectus
	Gross Expense Ratio		Net Expense Ratio
Class J Shares	0.83%		0.82%

Yields*** as of October 31, 2014
	7-Day Simple Yield		7-Day Effective Yield
Class J Shares	0.00%		0.00%

Yields** as of 9/30/14:
Class J Shares: 0.00% (7-day simple yield); 0.00% (7-day effective yield)

* Performance assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Principal has voluntarily agreed to limit the Fund’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

*** The 7-day simple yield is calculated based on the income generated by an investment in the fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the fund’s investment is reinvested and compounded.

3

	STATEMENT OF ASSETS AND LIABILITIES
	PRINCIPAL FUNDS, INC.
	October 31, 2014

		Money
Amounts in thousands, except per share amounts		Market Fund
Investment in securities--at cost		$1,083,038
Assets
Investment in securities--at value		$1,083,038
Cash		12
Receivables:
Dividends and interest		47
Expense reimbursement from Manager		356
Expense reimbursement from Distributor		18
Fund shares sold		2,901
Other assets		26
	Total Assets	1,086,398
Liabilities
Accrued management and investment advisory fees		364
Accrued distribution fees		71
Accrued transfer agent fees		229
Accrued other expenses		122
Payables:
Fund shares redeemed		5,889
	Total Liabilities	6,675
Net Assets Applicable to Outstanding Shares		$1,079,723
Net Assets Consist of:
Capital shares and additional paid-in-capital		$1,120,963
Accumulated undistributed (overdistributed) net realized gain (loss)		(41,240)
	Total Net Assets	$1,079,723
Capital Stock (par value: $.01 per share):
Shares authorized		8,400,000
Net Asset Value Per Share:
Class A: Net Assets		$471,109
Shares Issued and Outstanding		471,013
Net Asset Value per share		$1.00
Maximum Offering Price		$1.00
Class B: Net Assets		$3,342
Shares Issued and Outstanding		3,341
Net Asset Value per share		$1.00	(a)
Class C: Net Assets		$17,977
Shares Issued and Outstanding		17,973
Net Asset Value per share		$1.00	(a)
Class J: Net Assets		$249,914
Shares Issued and Outstanding		249,864
Net Asset Value per share		$1.00	(a)
Institutional: Net Assets		$337,381
Shares Issued and Outstanding		337,313
Net Asset Value per share		$1.00

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes.

4

STATEMENT OF OPERATIONS
PRINCIPAL FUNDS, INC.
Year Ended October 31, 2014

Amounts in thousands	Money Market Fund
Net Investment Income (Loss)
Income:
Interest	$1,806
Total Income	1,806
Expenses:
Management and investment advisory fees	4,274
Distribution fees - Class B	47
Distribution fees - Class C	173
Distribution fees - Class J	649
Registration fees - Class A	111
Registration fees - Class B	19
Registration fees - Class C	21
Registration fees - Class J	40
Registration fees - Institutional	54
Shareholder reports - Class A	51
Shareholder reports - Class B	1
Shareholder reports - Class C	2
Shareholder reports - Class J	85
Shareholder reports - Institutional	2
Transfer agent fees - Class A	477
Transfer agent fees - Class B	10
Transfer agent fees - Class C	24
Transfer agent fees - Class J	321
Transfer agent fees - Institutional	13
Custodian fees	11
Directors' expenses	19
Professional fees	30
Other expenses	12
Total Gross Expenses	6,446
Less: Reimbursement from Manager - Class A	1,712
Less: Reimbursement from Manager - Class B	77
Less: Reimbursement from Manager - Class C	87
Less: Reimbursement from Manager - Class J	1,681
Less: Reimbursement from Manager - Institutional	877
Less: Reimbursement from Distributor - Class B	12
Less: Reimbursement from Distributor - Class C	174
Less: Reimbursement from Distributor - Class J	22
Total Net Expenses	1,804
Net Investment Income	2

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from:
Investment transactions	219
Net Realized and Unrealized Gain on Investments	219
Net Increase in Net Assets Resulting from Operations	$221

See accompanying notes.

5

STATEMENT OF CHANGES IN NET ASSETS
PRINCIPAL FUNDS, INC.

Amounts in thousands						Money Market Fund
						Year Ended	Year Ended
						October 31, 2014	October 31, 2013
Operations
Net investment income						$2	$–
Net realized gain on investments						219	149
Change in unrealized appreciation/depreciation of investments						–	–
			Net Increase in Net Assets Resulting from Operations			221	149

Capital Share Transactions
Net increase (decrease) in capital share transactions						(57,081)	12,653
				Total Increase (Decrease) in Net Assets		(56,860)	12,802

Net Assets
Beginning of period						1,136,583	1,123,781
End of period (including undistributed net investment income as set forth below)						$1,079,723	$1,136,583
Undistributed (overdistributed) net investment income (loss)						$–	$(2)

	Class A	Class B	Class C	Class J	Institutional
Capital Share Transactions:
Year Ended October 31, 2014
Dollars:
Sold	$474,113	$500	$15,971	$117,768	$242,449
Redeemed	(475,605)	(3,544)	(19,230)	(146,440)	(263,063)
Net Increase (Decrease)	$(1,492)	$(3,044)	$(3,259)	$(28,672)	$ (20,614)
Shares:
Sold	474,115	499	15,971	117,768	242,450
Redeemed	(475,606)	(3,544)	(19,230)	(146,440)	(263,063)
Net Increase (Decrease)	(1,491)	(3,045)	(3,259)	(28,672)	(20,613)
Year Ended October 31, 2013
Dollars:
Sold	$598,551	$2,350	$26,882	$180,552	$578,995
Redeemed	(584,145)	(8,230)	(22,972)	(184,630)	(574,700)
Net Increase (Decrease)	$14,406	$(5,880)	$3,910	$(4,078)	$4,295
Shares:
Sold	598,551	2,350	26,881	180,552	578,995
Redeemed	(584,145)	(8,230)	(22,972)	(184,630)	(574,700)
Net Increase (Decrease)	14,406	(5,880)	3,909	(4,078)	4,295

Distributions:
Year Ended October 31, 2014
From net investment income $	–	$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–
Year Ended October 31, 2013
From net investment income $	–	$–	$–	$–	$–
From net realized gain on
investments	–	–	–	–	–
Total Dividends and Distributions $	–	$–	$–	$–	$–

See accompanying notes.

6

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

1. Organization

Principal Funds, Inc. is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates in the mutual fund industry. The financial statements for Money Market Fund are presented herein. Money Market Fund offers four classes of shares: Class A, Class C, Class J and Institutional. Class B shares of Money Market Fund are no longer available for purchase. Information presented in these financial statements pertains to the Class J shares. Certain detailed information for the other classes of shares is provided separately.

Money Market Fund is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Money Market Fund was an investment company at all times during the period. Money Market Fund has not provided financial support, and is not contractually required to provide financial support to any investee.

All classes of shares represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Board of Directors of Principal Funds, Inc. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. The Fund values its securities, other than holdings of other publicly traded investment funds, at amortized cost, which approximates fair value, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publicly traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund.

Income and Investment Transactions. The Fund records investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions. Interest income is recognized on an accrual basis. The Fund allocates daily all income and realized gains or losses to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class.

The Fund’s investments are with various issuers in various industries. The schedule of investments contained herein summarizes concentration of credit risk by issuer and industry.

Expenses. Expenses directly attributed to a Fund are charged to that Fund. Other Fund expenses not directly attributed to a Fund are apportioned among the Funds managed by Principal Management Corporation (the “Manager”).

The Fund allocates daily all expenses (other than class-specific expenses) to each class of shares based upon the relative proportion of the number of settled shares outstanding of each class. Class-specific expenses charged to each class during the year ended October 31, 2014, are included separately in the statement of operations.

Distributions to Shareholders. The Fund declares all net investment income and any net realized gains from investment transactions as dividends daily to settled shares of record as of that day. Dividends from net investment income and net realized gain from investments are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

7

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended October 31, 2014, the Fund did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2011-2014. No examinations are in progress or anticipated at this time.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Funds to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended October 31, 2014, Money Market Fund did not borrow from or loan to the Facility.

In addition, Money Market Fund participates with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. Money Market Fund did not borrow against the line of credit during the year ended October 31, 2014.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Repurchase Agreements. The Fund may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Fund’s policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Fund could experience delays in the realization of the collateral.

8

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

4. Fair Valuation

Fair value is defined as the price that the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Fund uses various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

ÏLevel 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

ÏLevel 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

ÏLevel 3 – Significant unobservable inputs (including the Fund’s assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for transfers between levels of each Fund’s assets and liabilities. As of October 31, 2014, there were no transfers between Level 1 and Level 2.

As of October 31, 2014, all of the Fund’s investments were valued based on Level 2 inputs, with the exception of publicly traded investment funds, which are based on Level 1 inputs.

9

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of the Fund’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of the Fund, which is an affiliate of the Manager. The annual rates used in this calculation for the Fund are as follows:

Net Assets of Fund

First $500	Next $500	Next $500	Next $500	Next $1	Over $3
million	million	million	million	billion	billion
.40%	.39%	.38%	.37%	.36%	.35%

Class A, Class B, Class C, and Institutional shares of Money Market Fund reimburse Principal Shareholder Services, Inc. (the “Transfer Agent”) (wholly owned by the Manager) for transfer agent services. Class J shares pays Principal Shareholder Services, Inc. a fee for the services provided in an amount that includes a profit.

The Manager has contractually agreed to limit the Fund’s expenses on certain share classes of the Fund. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each respective class on an annualized basis. The operating expense limit for Class B and Class C shares is 1.55% and 1.79%, respectively. The expense limits will expire on February 28, 2015.

The Manager has voluntarily agreed to limit the Fund’s expenses for all classes of shares to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

Amounts owed to Money Market Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager.

Distribution Fees. The Class B, Class C and Class J shares of the Fund bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to each class of the Fund. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Fund, a portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rates are 1.00%, 1.00% and .25% for Class B, Class C and Class J shares, respectively.

Principal Funds Distributor, Inc. has voluntarily agreed to limit the Fund’s distribution fees attributable to certain share classes of the Fund. The limit will maintain the level of distribution fees (expressed as a percent of average net assets on an annualized basis) not to exceed .75% for Class B and 0% for Class C shares. The limit may be terminated at any time.

Effective December 30, 2013, the Distributor has contractually agreed to limit the distribution fees (expressed as a percent of average net assets on an annualized basis) attributable to Class J shares through February 28, 2015. The limit will maintain the level of distribution fees not to exceed .24% for Class J shares.

Amounts owed to Money Market Fund under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Distributor.

Sales Charges. Principal Funds Distributor, Inc., as the principal distributor, receives proceeds of any CDSC on certain Class A, Class B, Class C, and Class J share redemptions. The charge for Class A shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase that were sold originally without a sales charge. The charge for Class B shares is based on declining rates which begin at 5.00% of the lesser of current market value or the cost of shares being redeemed within 24 months of purchase. After 24 months, the rate declines and is eliminated after 5 years. The charge for Class C shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 12 months of purchase. The charge for Class J shares is 1.00% of the lesser of current market value or the cost of shares redeemed within 18 months of purchase. The aggregate amounts of these charges retained by Principal Funds Distributor, Inc. for the year ended October 31, 2014, were $1,000, $1,000, $7,000, and $71,000 for Class A, Class B, Class C, and Class J shares, respectively.

Affiliated Ownership. At October 31, 2014, Principal Life Insurance Company (an affiliate of the Manager), the Manager, Principal Funds Distributor, Inc., Princor Financial Services Corporation, Collective Investment Trusts sponsored by Principal Trust Company, benefit plans and separate accounts sponsored on behalf of Principal Life Insurance Company, and other affiliated entities owned 85,000 and 4,437,000 shares of Class A and Institutional shares, respectively.

10

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL FUNDS, INC.
October 31, 2014

6. Capital Share Transactions

The following table reflects the conversion of Class B shares into Class A shares (reflected in the statement of changes in net assets as Class B shares and dollars redeemed and Class A dollars sold) for the year ended October 31, 2014 (amounts in thousands).

	Shares	Dollars
Money Market Fund	943	$943

7. Federal Tax Information

Distributions to Shareholders. Money Market Fund did not make any distributions for the years ended October 31, 2014 and October 31, 2013.

Capital Loss Carryforward. Capital loss carryforwards are losses that can be used to offset future capital gains although it is unlikely the Fund will recognize future capital gains. As of October 31, 2014 the Fund had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:

					Annual
	2015	2016	2017	Total	Limitations*
Money Market Fund	$2,794	$35,477	$2,969	$41,240	$5,612

*In accordance with Sections 381-384 of the Internal Revenue Code, a portion of Money Market Fund’s losses have been subjected to an annual limitation.

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of October 31, 2014, Money Market Fund utilized capital loss carryforwards of $219,000.

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2014, Money Market Fund does not intend to defer any late-year losses.

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. On December 9, 2014, the Board of Directors approved a plan to convert all existing Class B shares into Class A shares. Effective at the close of business on February 23, 2015, all existing Class B shares will automatically convert to Class A shares without the imposition of the Class B contingent deferred sales charge. There were no other items requiring adjustment of the financial statements or additional disclosure.

11

Schedule of Investments Money Market Fund October 31, 2014

INVESTMENT COMPANIES - 5.76%	Shares Held	Value (000's)		Principal
			BONDS (continued)	Amount (000's)	Value (000's)
Publicly Traded Investment Fund - 5.76%
Deutsche Money Market Series	19,980,000	$19,980	Other Asset Backed Securities (continued)
Morgan Stanley Institutional Liquidity Funds -	20,000,000	20,000	GE Equipment Midticket LLC Series 2014-1
Government Portfolio			0.20%, 09/22/2015 (a)	$2,129	$2,129
STIT - Liquid Assets Portfolio	22,200,000	22,200	GE Equipment Small Ticket LLC Series 2014-
		$62,180	1
TOTAL INVESTMENT COMPANIES		$62,180	0.25%, 04/24/2015 (a),(b)	1,412	1,412
	Principal		GE Equipment Transportation LLC Series
BONDS- 13.11%	Amount (000's)	Value (000's)	2014-1
			0.20%, 06/23/2015 (a)	2,944	2,944
Automobile Asset Backed Securities - 5.13%			GreatAmerica Leasing Receivables
Ally Auto Receivables Trust 2014-2			0.25%, 03/15/2015 (a),(b)	1,008	1,008
0.20%, 10/15/2015 (a)	$5,477	$5,477	Macquarie Equipment Funding Trust 2014-A
Ally Auto Receivables Trust 2014-SN2			0.26%, 09/21/2015 (b)	5,071	5,071
0.25%, 10/20/2015 (a)	6,500	6,500	Volvo Financial Equipment LLC Series 2014-
AmeriCredit Automobile Receivables Trust			1
2014-2			0.21%, 03/16/2015 (b)	1,138	1,138
0.21%, 06/08/2015 (a)	1,893	1,893			$19,711
ARI Fleet Lease Trust 2014-A			TOTAL BONDS		$141,565
0.25%, 04/15/2015 (a),(b)	1,764	1,764
				Principal
Chrysler Capital Auto Receivables Trust 2014-			MUNICIPAL BONDS - 5.15%	Amount (000's)	Value (000's)
B
0.20%, 10/15/2015 (a),(b)	7,615	7,615	California - 0.45%
Enterprise Fleet Financing LLC			California Statewide Communities
0.25%, 08/20/2015 (b)	2,945	2,945	Development Authority (credit support from
GM Financial Automobile Leasing Trust			Fannie Mae)
2014-2			0.11%, 11/07/2014 (d)	$100	$100
0.25%, 09/21/2015 (b)	1,796	1,796	Kern Water Bank Authority (credit support
Mercedes Benz Auto Lease Trust 2014-A			from Wells Fargo)
0.20%, 04/15/2015 (a)	1,041	1,041	0.15%, 11/07/2014 (d)	4,700	4,700
Nissan Auto Lease Trust 2014-B					$4,800
0.20%, 10/15/2015 (a)	7,100	7,100
			Colorado - 1.39%
Santander Drive Auto Receivables Trust 2014-			City of Colorado Springs CO Utilities System
2
0.25%, 05/15/2015 (a)	617	617	Revenue (credit support from Bank of
			America)
Volkswagen Auto Loan Enhanced Trust 2014-			0.15%, 11/07/2014 (d)	6,100	6,100
2
0.20%, 10/20/2015 (a)	6,500	6,500	Colorado Housing & Finance
			Authority (credit support from Federal Home

Wheels SPV 2 LLC	2,408	2,407	Loan Bank)
0.24%, 05/20/2015 (a),(b)			0.09%, 11/07/2014 (a),(d)	7,610	7,610
World Omni Auto Receivables Trust 2014-B			County of Kit Carson CO (credit support from
0.23%, 11/16/2015	4,800	4,800	Wells Fargo)
World Omni Automobile Lease Securitization			0.09%, 11/07/2014 (d)	1,280	1,280
Trust 2014-A
0.20%, 10/09/2015	4,969	4,969			$14,990
		$55,424	Illinois - 1.15%
			Memorial Health System/IL (credit support
Banks- 1.41%			from JP Morgan Chase & Co)
JP Morgan Chase Bank NA			0.09%, 11/07/2014 (d)	12,405	12,405
0.42%, 12/21/2014 (a)	8,000	8,000
Wells Fargo Bank NA
0.37%, 11/20/2015 (a)	7,200	7,200	Indiana - 0.29%
		$15,200	Ball State University Foundation Inc (credit
			support from US Bank)
Diversified Financial Services - 2.34%			0.10%, 11/03/2014 (d)	3,150	3,150
Corporate Finance Managers Inc
0.15%, 11/07/2014 (a)	10,250	10,250
MetLife Inc			Iowa- 0.23%
0.30%, 08/17/2015 (a),(c)	15,000	15,000	Iowa Finance Authority (credit support from
		$25,250	GNMA/FNMA/FHLMC)
			0.11%, 11/07/2014 (d)	2,500	2,500
Healthcare - Services - 0.92%
Portland Clinic LLP/The
0.11%, 11/07/2014 (a)	9,980	9,980	Maryland - 0.43%
			City of Baltimore MD (credit support from
			State Street Bank & Trust)
Insurance - 1.48%			0.09%, 11/07/2014 (d)	4,600	4,600
New York Life Global
0.22%, 07/24/2015 (a),(c)	16,000	16,000
			Minnesota - 0.46%
			City of St Paul MN (credit support from US
Other Asset Backed Securities - 1.83%			Bank)
CNH Equipment Trust 2014-A			0.15%, 11/07/2014 (d)	5,000	5,000
0.20%, 02/17/2015 (a)	1,872	1,872
Dell Equipment Finance Trust 2014-1
0.26%, 08/14/2015 (b)	4,137	4,137

See accompanying notes

12

Schedule of Investments Money Market Fund October 31, 2014

	Principal			Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)

New Mexico - 0.39%			Banks (continued)
City of Las Cruces NM (credit support from			Skandinaviska Enskilda Banken AB
Wells Fargo)			0.15%, 12/29/2014 (b),(e)	$6,000	$5,999
0.15%, 11/07/2014 (d)	$4,200	$4,200	0.20%, 11/17/2014 (b),(e)	8,000	7,999
			0.22%, 01/08/2015 (b),(e)	5,000	4,998
			0.23%, 12/01/2014 (b),(e)	8,000	7,999
Oklahoma - 0.33%			Societe Generale SA
Oklahoma University Hospital (credit support			0.19%, 12/31/2014 (b),(e)	8,500	8,497
from Bank of America)
0.12%, 11/07/2014 (d)	3,600	3,600	Standard Chartered Bank/New York
			0.19%, 11/13/2014 (b)	8,400	8,399
			0.21%, 02/17/2015 (b)	8,000	7,995
Washington - 0.03%			0.23%, 12/18/2014 (b)	8,880	8,877
Washington State Housing Finance			Sumitomo Mitsui Banking Corp
Commission (credit support from Fannie			0.15%, 12/30/2014 (b),(e)	7,500	7,498
Mae)			0.20%, 12/09/2014 (b),(e)	4,000	3,999
0.13%, 11/07/2014 (d)	320	320	0.21%, 12/05/2014 (b),(e)	8,000	7,998
			0.22%, 12/10/2014 (b),(e)	7,000	6,998
TOTAL MUNICIPAL BONDS		$55,565			$266,321

	Principal		Consumer Products - 1.22%
COMMERCIAL PAPER - 68.53%	Amount (000's)	Value (000's)	Reckitt Benckiser Treasury Services
Agriculture - 0.31%			PLC (credit support from Reckitt Benckiser
Archer-Daniels-Midland Co			Group)
0.07%, 12/08/2014 (b)	$2,000	$2,000	0.21%, 12/04/2014 (b),(d)	5,450	5,449
Philip Morris International Inc			0.22%, 11/25/2014 (b),(d)	7,700	7,699
0.12%, 11/13/2014 (b)	1,350	1,350			$13,148

		$3,350	Diversified Financial Services - 26.11%
Automobile Manufacturers - 0.74%			Alpine Securitization Corp
BMW US Capital LLC (credit support from			0.19%, 11/07/2014 (b)	4,000	4,000
BMW AG)			0.19%, 11/12/2014 (b)	7,900	7,900
0.08%, 11/04/2014 (b),(d)	8,000	8,000	0.23%, 11/13/2014 (b)	4,511	4,511
			0.26%, 02/04/2015 (b)	8,500	8,494
			Anglesea Funding LLC
Banks- 24.67%			0.14%, 11/03/2014 (b)	7,800	7,800
Bank of Tokyo-Mitsubishi UFJ Ltd/New York			AXA Financial Inc (credit support from AXA
NY			SA)
0.19%, 01/06/2015	7,000	6,998	0.20%, 12/01/2014 (b),(d)	5,000	4,999
0.20%, 12/03/2014	5,000	4,999	BNP Paribas Finance Inc (credit support from
Barclays Bank PLC			BNP Paribas)
0.19%, 12/11/2014	8,000	7,998	0.18%, 11/14/2014 (d)	7,800	7,799
0.22%, 01/09/2015	7,200	7,197	0.22%, 11/26/2014 (d)	7,000	6,999
Credit Suisse/New York NY			0.22%, 12/02/2014 (d)	7,000	6,999
0.22%, 11/05/2014	6,900	6,900	CAFCO LLC
0.22%, 12/17/2014	5,500	5,498	0.17%, 11/03/2014 (b)	7,600	7,600
0.22%, 12/23/2014	8,000	7,997	Collateralized Commercial Paper Co LLC
0.26%, 11/14/2014	5,000	5,000	0.15%, 01/05/2015	10,000	9,997
DNB Bank ASA			0.20%, 11/24/2014	9,000	8,999
0.15%, 12/29/2014 (b),(e)	7,500	7,498
0.20%, 01/16/2015 (b),(e)	7,000	6,997	Collateralized Commercial Paper II Co LLC
			0.25%, 11/24/2014 (b)	8,000	7,999
0.22%, 01/05/2015 (b),(e)	8,000	7,997
			Dealers Capital Access Trust Inc
HSBC USA Inc			0.20%, 11/07/2014	8,000	8,000
0.20%, 01/22/2015	5,300	5,298	0.20%, 11/19/2014	6,400	6,399
Manhattan Asset Funding Co LLC			0.21%, 12/08/2014	7,000	6,998
0.13%, 11/04/2014 (b)	6,900	6,900
0.15%, 12/02/2014 (b)	3,000	3,000	0.25%, 11/03/2014	5,000	5,000
0.16%, 11/19/2014 (b)	8,000	7,999	Fairway Finance LLC
			0.10%, 11/10/2014 (b)	6,000	6,000
0.18%, 12/04/2014 (b)	8,000	7,999
			Gemini Securitization Corp LLC
Mitsubishi UFJ Trust & Banking Corp/NY			0.18%, 11/07/2014 (b)	8,000	8,000
0.20%, 12/29/2014 (b)	7,500	7,498
			Gotham Funding Corp
Mizuho Funding LLC (credit support from			0.14%, 11/20/2014 (b)	5,000	5,000
Mizuho Corp Bank Ltd)			0.15%, 11/06/2014 (b)	8,000	8,000
0.20%, 11/04/2014 (b),(d)	7,000	7,000
			0.15%, 12/08/2014 (b)	6,000	5,999
0.20%, 11/21/2014 (b),(d)	7,500	7,499
			0.16%, 11/21/2014 (b)	7,400	7,399
0.21%, 02/18/2015 (b),(d)	8,000	7,995
			ING US Funding LLC (credit support from
MUFG Union Bank NA			ING Bank)
0.07%, 11/04/2014	8,000	8,000	0.20%, 02/02/2015 (d)	8,000	7,996
0.08%, 11/03/2014	6,000	6,000	0.23%, 11/10/2014 (d)	8,000	7,999
0.08%, 11/05/2014	7,800	7,800	0.29%, 02/20/2015 (d)	8,000	7,993
Nordea Bank AB			John Deere Financial Inc (credit support from
0.18%, 11/03/2014 (b),(e)	8,000	8,000
			John Deere Capital Corp)
Oversea-Chinese Banking Corp Ltd			0.08%, 11/18/2014 (b),(d)	8,000	8,000
0.19%, 11/13/2014 (e)	6,000	6,000
0.23%, 12/19/2014 (e)	7,000	6,998	JP Morgan Securities LLC
			0.15%, 11/12/2014	7,900	7,900

See accompanying notes

13

Schedule of Investments Money Market Fund October 31, 2014

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's)	Value (000's)	COMMERCIAL PAPER (continued)	Amount (000's)		Value(000	's)

Diversified Financial Services (continued)			REITS - 0.65%
JP Morgan Securities LLC (continued)			Simon Property Group LP
0.20%, 11/17/2014 (b)	$8,000	$7,999	0.14%, 12/22/2014 (b)	$7,000		$6,999
Liberty Street Funding LLC
0.17%, 01/20/2015 (b)	7,000	6,997
0.18%, 12/10/2014 (b)	8,000	7,998	Retail - 1.48%
			Army and Air Force Exchange Service
National Rural Utilities Cooperative Finance			0.06%, 11/03/2014 (b)	16,000		16,000
Corp
0.09%, 11/28/2014	7,000	6,999
Nieuw Amsterdam Receivables Corp			Supranational Bank - 0.63%
0.12%, 11/05/2014 (b)	1,230	1,230	Corp Andina de Fomento
0.17%, 01/08/2015 (b)	3,000	2,999	0.24%, 11/14/2014 (b)	6,800		6,799
Sheffield Receivables Corp
0.14%, 12/12/2014 (b)	7,000	6,999
0.18%, 11/12/2014 (b)	8,000	8,000	Telecommunications - 1.96%
0.18%, 11/18/2014 (b)	7,000	6,999	Telstra Corp Ltd
			0.16%, 01/09/2015 (b)	7,420		7,418
0.22%, 02/03/2015 (b)	4,000	3,998
			0.20%, 03/16/2015 (b)	7,000		6,995
Thunder Bay Funding LLC			0.22%, 03/23/2015 (b)	6,800		6,794
0.12%, 11/25/2014 (b)	5,600	5,600
Toyota Credit Canada Inc (credit support						$21,207
from Toyota Financial Services)			TOTAL COMMERCIAL PAPER			$739,988
0.17%, 11/19/2014 (d)	7,900	7,899		Principal
0.17%, 11/20/2014 (d)	7,400	7,399	CERTIFICATE OF DEPOSIT - 3.29%	Amount (000's)		Value(000	's)
		$281,895	Banks - 3.29%
Electric - 3.69%			Bank of America NA
GDF Suez			0.18%, 12/16/2014	6,700		6,700
0.14%, 12/03/2014 (b)	6,400	6,399	0.20%, 12/11/2014	9,000		9,000
0.14%, 12/16/2014 (b)	6,500	6,499	0.20%, 12/12/2014	7,000		7,000
0.15%, 12/19/2014 (b)	6,100	6,099	Bank of Nova Scotia/Houston
			0.39%, 11/11/2015 (a),(e)	5,800		5,800
0.21%, 11/18/2014 (b)	7,900	7,899
Oglethorpe Power Corp			Citibank NA
0.17%, 12/15/2014 (b)	6,986	6,984	0.19%, 02/23/2015	7,000		7,000
0.17%, 01/12/2015 (b)	6,000	5,998				$35,500
		$39,878	TOTAL CERTIFICATE OF DEPOSIT			$35,500
				Maturity
Electrical Components & Equipment - 0.64%			REPURCHASE AGREEMENTS - 4.47%	Amount (000's)	Value	(000	's)
Emerson Electric Co
0.09%, 12/26/2014 (b)	6,900	6,899	Banks - 4.47%
			Merrill Lynch Repurchase Agreement; 0.08%	$48,240		$48,240
			dated 10/31/2014 maturing 11/03/2014
Food- 0.69%			(collateralized by US Government
Unilever Capital Corp (credit support from			Securities; $49,204,800; 0.00% - 2.25%;
Unilever PLC)			dated 03/31/16 - 08/15/21)
0.05%, 11/06/2014 (b),(d)	7,500	7,500
			TOTAL REPURCHASE AGREEMENTS			$48,240
Insurance - 2.78%			Total Investments			$1,083,038
Prudential Funding LLC (credit support from			Liabilities in Excess of Other Assets, Net - (0.31)%				$(3,315)
Prudential Financial Inc)			TOTAL NET ASSETS - 100.00%			$1,079,723
0.06%, 11/07/2014 (d)	7,000	7,000
Prudential PLC
0.15%, 12/15/2014 (b)	8,000	7,998	(a)	Variable Rate. Rate shown is in effect at October 31, 2014.
0.15%, 01/07/2015 (b)	7,000	6,998	(b)			Security exempt from registration under Rule 144A of the Securities Act of
0.18%, 02/17/2015 (b)	5,000	4,997	1933. These securities may be resold in transactions exempt from
0.21%, 01/15/2015 (b)	3,000	2,999	registration, normally to qualified institutional buyers. Unless otherwise
		$29,992	indicated, these securities are not considered illiquid. At the end of the
			period, the value of these securities totaled $548,223 or 50.77% of net
Miscellaneous Manufacturing - 2.12%			assets.
Dover Corp			(c) Security is Illiquid
0.08%, 11/03/2014 (b)	16,000	16,000	(d)			Credit support indicates investments that benefit from credit enhancement
0.09%, 11/03/2014 (b)	6,900	6,900	or liquidity support provided by a third party bank, institution, or
			government agency.
Oil & Gas - 0.63%			(e)	Security issued by foreign bank and denominated in USD.
BP Capital Markets PLC (credit support from
BP PLC)
0.10%, 11/07/2014 (b),(d)	6,800	6,800

Pipelines - 0.21%
Questar Corp
0.14%, 11/12/2014 (b)	2,300	2,300

See accompanying notes

14

Schedule of Investments
Money Market Fund
October 31, 2014

Portfolio Summary (unaudited)
Sector	Percent
Financial	67.20%
Asset Backed Securities	6.96%
Exchange Traded Funds	5.76%
Insured	5.15%
Utilities	3.69%
Consumer, Non-cyclical	3.14%
Industrial	2.76%
Consumer, Cyclical	2.22%
Communications	1.96%
Energy	0.84%
Government	0.63%
Liabilities in Excess of Other Assets, Net	(0.31)%
TOTAL NET ASSETS	100.00%

See accompanying notes

15

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year October 31 (except as noted):

	Net Asset	Net	Dividends	Total
	Value,	Investment	from Net	Dividends	Net Asset			Net Assets, End of	Ratio of Expenses
	Beginning	Income	Investment	and	Value End			Period (in	to Average Net
	of Period	(Loss)(a )	Income	Distributions	of Period	Total Return		thousands)	Assets
MONEY MARKET FUND
Class J shares
2014	$1.00	$–	$–	$–	$1.00	0.00	%(c)	$249,914	0.17%
2013	1.00	–	–	–	1.00	0.00	(c)	278,536	0.21
2012	1.00	–	–	–	1.00	0.00	(c)	282,576	0.29
2011	1.00	–	–	–	1.00	0.00	(c)	316,914	0.28
2010	1.00	–	–	–	1.00	0.00	(c)	310,250	0.35

16

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Ratio of Net
Ratio of Gross	Investment Income
Expenses to Average	to Average Net
Net Assets(b)	Assets

0.82%	0.00%
0.82	0.00
0.87	0.00
0.76	0.00
0.85	0.00

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Total return is calculated without the contingent deferred sales charge.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Money Market Fund, (1 of the portfolios constituting Principal Funds, Inc., (the “Fund”)), as of October 31, 2014, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of Principal Funds, Inc., at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
December 17, 2014

18

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL FUNDS, INC.
October 31, 2014

As a shareholder of the Money Market Fund of Principal Funds, Inc., you incur two types of costs: (1) transaction costs (for Class J shares only), including contingent deferred sales charges; and (2) ongoing costs, including management fees; distribution fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014), unless otherwise noted.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual fee of $15.00 or $30.00 may apply to IRA and 403(b) accounts, respectively. These fees are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges on purchase payments, contingent deferred sales charges, redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual				Hypothetical
			Expenses Paid
		Ending	During Period			Ending	Expenses Paid
	Beginning	Account Value	May 1, 2014 to		Beginning	Account Value	During Period	Annualized
	Account Value	October 31,	October 31,		Account Value	October 31,	May 1, 2014 to	Expense
	May 1, 2014	2014	2014	#	May 1, 2014	2014	October 31, 2014#	Ratio
Money Market Fund
Class J	$1,000.00	$1,000.00	$0.81		$1,000.00	$1,024.40	$0.82	0.16%

# Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

19

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Variable Contracts Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	117	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	117	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.;
			Longs Drug Stores

Craig Damos	President, The Damos	117	Hardin Construction
Director since 2008	Company. Formerly, CEO, The		Company
Member, Audit Committee	Weitz Company
Member, 15(c) Committee
1954

Mark A. Grimmett	Executive Vice President and	117	None
Director since 2004	CFO, Merle Norman Cosmetics,
Member, Nominating and Governance	Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	117	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	117	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

William C. Kimball	Partner, Kimball – Porter	117	Casey’s General Stores,
Director since 1999	Investments L.L.C.		Inc.
Member, Nominating and Governance
Committee
1947

Karen (“Karrie”) McMillan	Formerly, General Counsel,	117	None
Director since September 2014	Investment Company Institute
Member, Operations Committee
1961

Daniel Pavelich	Retired.	117	None
Director since 2007
Member, Audit Committee
Member, 15(c) Committee
1944

20

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	117	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
Executive Vice President	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
Executive Vice President/ Chief
Operating Officer, the Manager
Director, Princor
President, Princor
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge (2008-2011)	117	None
Director since 2008	Director, Finisterre since 2011
President, CEO, and Chairman	Chairman, Principal Financial
Member, Executive Committee	Advisors, Inc. (“PFA”) since 2010
1959	Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC
Chairman, the Manager since 2011
President, the Manager since 2008
Chairman, Princor since 2011
Chief Executive Officer, Princor since
2009
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

21

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1955

David J. Brown

Chief Compliance Officer

711 High Street, Des Moines, IA 50392 1960

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”) Counsel, PLIC

Senior Vice President, PFD

Vice President/Compliance, PLIC

Senior Vice President, the Manager Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Treasurer 711 High Street, Des Moines, IA 50392 1963

Vice President/Treasurer, Edge since 2011 Vice President/Treasurer, PFA since 2011

Vice President/Treasurer, PFD since 2011 Vice President/Treasurer, PGI since 2011 Vice President/Treasurer, PLIC since 2011 Vice President/Treasurer, the Manager since 2011 Vice President/Treasurer, Post since 2011 Vice President/Treasurer, Principal-REI since 2011 Vice President/Treasurer, Princor since 2011 Vice President/Treasurer, PSS since 2011 Treasurer, Spectrum since 2011

Ernie H. Gillum

Vice President, Assistant Secretary 711 High Street, Des Moines, IA 50392 1955

Carolyn F. Kolks Assistant Tax Counsel

711 High Street, Des Moines, IA 50392 1962

Jennifer A. Mills Assistant Counsel

711 High Street, Des Moines, IA 50392 1973

Vice President/Chief Compliance Officer, the Manager

Vice President/Chief Compliance Officer, PSS

Counsel, PGI Counsel, PLIC

Counsel, PFD (2009-2013) Counsel, PLIC

Counsel, the Manager (2009-2013) Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Layne A. Rasmussen Vice President, Controller, and CFO 711 High Street, Des Moines, IA 50392 1958 Michael D. Roughton Counsel 711 High Street, Des Moines, IA 50392 1951

Vice President/Controller – Principal Funds, the Manager

Senior Vice President/Counsel, PFA Senior Vice President/Counsel, PFD

Vice President & Associate General Counsel, PLIC Senior Vice President/Counsel, the Manager Senior Vice President/Counsel, Princor (2009-2013) Senior Vice President/Counsel, PSS

Britney L. Schnathorst Assistant Counsel 1981	Counsel, PLIC since 2013 Prior thereto, Attorney in Private Practice

22

Name, Position Held with the Fund, Address, and Year of Birth Adam U. Shaikh Assistant Counsel 711 High Street, Des Moines, IA 50392 1972	Principal Occupation(s) During past 5 years Counsel, PFD (2006-2013) Counsel, PLIC Counsel, the Manager (2007-2013) Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966

Assistant Vice President/Treasury, PFA since 2013 Director – Treasury, PFA (2011-2013)

Assistant Vice President/Treasury, PFD since 2013 Director – Treasury, PFD (2011-2013) Assistant Vice President/Treasury, PLIC

Assistant Vice President/Treasury, the Manager Assistant Vice President/Treasury, Princor since 2013 Director – Treasury, Princor (2008-2009, 2011-2013) Assistant Vice President/Treasury, PSS

Beth Wilson Vice President and Secretary 711 High Street, Des Moines, IA 50392 1956	Vice President, the Manager (2007-2013) Vice President, Princor (2007-2009)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated March 1, 2014, and the Statement of Additional Information dated March 1, 2014. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of January 31 and July 31 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

23

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Funds, Inc. (“PFI”) approved (1) the annual review and renewal of the Management Agreement and various subadvisory agreements for all Funds; and (2) an Amended & Restated Management Agreement with Principal Management Corporation related to the Principal LifeTime Hybrid Income Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund and Principal LifeTime Hybrid 2060 Fund.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 9, 2014 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between Principal Management Corporation (the “Manager”) and PFI, on behalf of each of the sixty-five (65) series of PFI (each series is referred to as a “Fund”) (2) the Subadvisory Agreements between the Manager and each of AllianceBernstein L.P.; American Century Investment Management, Inc.; Barrow Hanley Mewhinney & Strauss, LLC; BlackRock Financial Management, Inc.; Brown Advisory LLC; Causeway Capital Management LLC.; Clearbridge Investments, LLC; Colonial First State Asset Management (Australia) Limited; Columbus Circle Investors (“Columbus Circle”); DDJ Capital Management, LLC; Dimensional Fund Advisors LP; Edge Asset Management Inc. (“Edge”); Emerald Advisers, Inc.; Goldman Sachs Asset Management, L.P.; Guggenheim Partners Investment Management, LLC; J.P. Morgan Investment Management, Inc.; Los Angeles Capital Management and Equity Research, Inc.; Montag & Caldwell, LLC; Neuberger Berman Fixed Income LLC; Pacific Investment Management Company LLC; Post Advisory Group, LLC (“Post”); Principal Global Investors, LLC (“PGI”); Principal Real Estate Investors, LLC (“Principal-REI”); Robert W. Baird & Co. Incorporated; Spectrum Asset Management, Inc. (“Spectrum”); Stone Harbor Investment Partners LP; T. Rowe Price Associates, Inc.; Tortoise Capital Advisors, LLC; Vaughan Nelson Investment Management, LP; W. H. Reaves & Co., Inc.; Westwood Management Corp.; and William Blair & Company, L.L.C.; (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of services provided under the Management Agreement. The Board considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and all PFI Funds-of-Funds (except the SAM Portfolios), the Manager had delegated day-to-day portfolio management responsibility to the Subadvisors, and it considered the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board noted that the Manager applies the due diligence standards to the selection, monitoring and replacement of subadvisors and the Manager proposes the selection of the most suitable subadvisors, with a process that emphasizes Principal affiliated subadvisors, subject to the due diligence standards. The Board also took note that the Manager applied the due diligence standards to its personnel’s management of the “Core” portfolio. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that it had previously reviewed the annual best execution and soft dollar reports and found no issues that affected its consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under the Management Agreement were satisfactory.

24

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisors to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods (reviewing both the investment return during the three-year period and the blended investment return (50%/50%) of the three- and five-year periods), and compared those returns to various agreed-upon performance measures, including peer group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisors that did not have a three-year or five-year history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were some Funds, or certain Subadvisors for a multi-manager Fund, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fees. The Board received information, based on data supplied by Lipper, comparing each Fund’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after any fee waivers) management fee (at average fiscal year asset levels), actual non-management fees (at average fiscal year asset levels) and actual total expense ratio (at average fiscal year asset levels for Class A shares where available) to advisory fees and expense ratios of mutual funds in a narrow peer group selected by Lipper, or for two Funds, a custom peer group recommended by the Manager and reviewed by the Board (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class A shares or if Class A shares represented less than 5% of the Fund’s total assets, the information provided was based upon Institutional Class shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that certain Funds have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the 3rd Quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the 3rd Quartile, total net expense ratios were within the 3rd Quartile or better.

For the SAM Portfolios, with the exception of the SAM Conservative Balanced Portfolio, the Board considered information from management about the Manager’s active asset allocation strategy and determined that the strategy and processes justified higher management fees than the Funds’ peer groups and that the total expense ratios (including the expenses of the underlying funds), with the continuation of the expense cap suggested by management, were within an acceptable range or compare favorably. With specific regard to the SAM Conservative Balanced Portfolio, although actual management fees and the total net expense ratio on the basis of Class A shares are higher than 3rd Quartile (99% and 80%, respectively) for the Expense Group, the Board concluded that the Management Agreement should be renewed, based upon all relevant factors, including that the Fund’s performance is in the 1st Quartile for each of the three-year and blended three- and five-year periods.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for ten Funds that have implemented the “Core Satellite” structure. The Board also took into consideration the additional breakpoints in the fee schedule for two Funds proposed by management.

In the Board’ review of the expense caps in place with respect to certain classes of a number of Funds, the Board considered the Manager’s proposals to extend the expense caps in place for most of such classes for an additional year and to let the expense caps for classes of certain Funds expire, based upon the individual circumstances of these Funds.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

25

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2013. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, Columbus Circle, Post, and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board also noted the additional breakpoints offered by management for two Funds. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Fund, MidCap S&P 400 Index Fund, SmallCap S&P 600 Index Fund and the LifeTime Funds series do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Funds has a relatively low basis point fee (25 basis points or less) on all Fund assets.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadvisor from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board considered the profitability of the affiliated Subadvisors in conjunction with its review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadvisor from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Principal LifeTime Hybrid Funds Management Agreement

On June 10, 2014, the Board considered, on behalf of the newly established Principal LifeTime Hybrid Income Fund, Principal LifeTime Hybrid 2015 Fund, Principal LifeTime Hybrid 2020 Fund, Principal LifeTime Hybrid 2025 Fund, Principal LifeTime Hybrid 2030 Fund, Principal LifeTime Hybrid 2035 Fund, Principal LifeTime Hybrid 2040 Fund, Principal LifeTime Hybrid 2045 Fund, Principal LifeTime Hybrid 2050 Fund, Principal LifeTime Hybrid 2055 Fund and Principal LifeTime Hybrid 2060 Fund (each, a “Fund” and together, the “Funds”), the approval of the management agreement (“Management Agreement”) between PFI, for each Fund, and the Manager.

With respect to the Management Agreement, the Board considered, among other factors, that the Manager has had a long-term relationship with PFI and has demonstrated a commitment to support PFI. The Board concluded that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Management Agreement.

26

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2013 annual renewal of the Management Agreements for the other PFI Funds, the Board had: (1) reviewed the services provided by the Manager to the other PFI Funds under the Management Agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the Management Agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the Management Agreements for the PFI Funds; (3) considered the program developed by the Manager for identifying, recommending, monitoring and replacing subadvisors for the PFI Funds and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager and the level of compliance attained by the PFI Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager is expected to provide to each Fund under the Management Agreement are satisfactory.

Investment Performance

As each Fund is a newly created series, the Board did not review performance of the Funds since no track record was available. However, the Board reviewed the historical performance rankings as of March 31, 2014 of collective investment trusts using the same investment process as will be used for the Funds for which the Funds’ proposed portfolio managers provide non-discretionary advice, as compared to the relevant Morningstar category for one-year, three-year and since August 1, 2009 periods. The Board concluded, based on this information, that the historical investment performance record of the Manager was satisfactory.

Fees, Economies of Scale and Profitability

The Board considered each Fund’s proposed management fee. The Board received information from the Manager, based on data supplied by Lipper, comparing the proposed management fees to advisory fees of funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Funds under the Management Agreement. The Board noted that, although each Fund’s proposed management fee schedule does not contain breakpoints, each Fund has a relatively low basis point fee for all Fund assets.

In addition, in evaluating the management fees, the Board considered the estimated profitability of the Funds to the Manager. The Board reviewed the anticipated expense ratio of each class of each Fund and considered that the Manager proposed to cap the total expense ratios for the classes at certain levels through February 28, 2016. On the basis of the information provided, the Board concluded that the proposed management fee for each Fund is reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager. The Board concluded that taking into account these potential benefits, the proposed management fee for each Fund is reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Fund.

27

Intentionally Left Blank

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     This annual report is published as general information for the shareholders of Principal Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing.

To obtain an additional prospectus, please contact your financial professional or call 800-222-5852.

     Principal Funds, Inc. is distributed by Principal Funds Distributor, Inc., 800-222-5852, member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, and Principal Funds, Inc. are collectively referred to as Principal Funds.

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ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto. The amendment was made to list the current Principal Executive Officer.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Daniel Pavelich, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

October 31, 2013 - $648,210
October 31, 2014 - $932,388

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. During the last two fiscal years, Ernst & Young has billed the following amounts for those services.

October 31, 2013 – 0
October 31, 2014 - $20,000

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also prepares and reviews Canadian income tax returns. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

October 31, 2013 - $259,695
October 31, 2014 - $257,380

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

• Services that are subject to audit procedure during a financial statement audit;

• Services where the auditor would act on behalf of management;

• Services where the auditor is an advocate to the client's position in an adversarial proceeding;

• Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;

• Financial information systems design and implementation;

• Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

• Actuarial services;

• Internal audit functions or human resources;

• Broker or dealer, investment advisor, or investment banking services;

• Legal services and expert services unrelated to the audit;

• Tax planning services related to listed, confidential and aggressive transactions;

• Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Board of Directors who are not also officers of the Funds), including the immediate family members of such individuals;

• Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3. The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5. The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6. Neither the Funds or Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Board of Directors who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of Directors of the Principal Funds on March 12, 2013).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

October 31, 2013 - $317,497
October 31, 2014 - $277,380

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Principal Funds, Inc.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 12/17/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 12/17/2014

By /s/ Tracy W. Bollin

Tracy W. Bollin, Chief Financial Officer

Date 12/17/2014